Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------
JUNE 2001

DEAR INVESTOR:
We are pleased to present the June 30, 2001 semiannual report of the Metropolitan Series Fund, Inc. The report begins with an overview of the U.S. and international economies during the year. Details for each portfolio, including a list of assets, investments, and portfolio characteristics, follow.

SLOWING ECONOMY SPURS MARKET VOLATILITY
Market volatility dominated the investment landscape in the first half of 2001 as concern grew that a slowing U.S. economy and diminishing corporate earnings would tip the economy into a recession. In an effort to re-ignite the economy, the Federal Reserve Board has reduced short-term interest rates six times so far this year, sending the federal funds rate to 3.75%, down from 6.50% at the end of 2000.

In this environment, all major U.S. stock indexes posted negative returns in the first quarter, then quickly rebounded in the second quarter. Despite the turnaround, stocks remained in negative territory for the year-to-date period, with the Standard & Poor's 500 Stock Index (S&P 500) down 6.69%, and the NASDAQ Composite Index down 12.39%. The NASDAQ is a common measure of performance for technology-related and other new economy stocks.

VALUE INVESTING RETURNS TO FAVOR
The best performing U.S. stocks tended to be "value" stocks, especially those from small- and mid-sized companies. Value stocks are considered to be undervalued relative to their long-term potential. In contrast, large-cap stocks and technology stocks were among the worst performers for the first six months.

The U.S. bond markets provided a haven for many investors as interest rates trended lower and prices rose. High quality intermediate-term U.S. Treasury bonds and corporate bonds provided the best returns, while high-yield, lower-quality bonds suffered. The overseas markets were also volatile as a strong U.S. dollar, weakening European economies, and a continued slump in Japan weighed down performance.

DIVERSIFY TO RIDE OUT MARKET VOLATILITY
Currently, U.S. stocks appear to be caught in a tug of war between diminishing corporate profits and declining interest rates. Although business spending is down, both consumer confidence and consumer spending remain high, and could gain support once the tax refund checks begin arriving this summer.

Against this backdrop, it is a good idea to periodically review your investment choices in your variable life insurance and/or variable annuity contracts to make sure they reflect the right amount of risk and reward potential for your goals. A diversified mix that includes different types of stocks and bonds should fare well in times of volatility. In addition, rebalancing your investment choices on a regular basis can prevent you from being exposed to more risk than you originally intended.

NEW TO THE METROPOLITAN SERIES FUND
In May 2001, the Metropolitan Series Fund added two new portfolios: the Janus Growth Portfolio, which invests primarily in large company growth stocks, and the Franklin Templeton Small Cap Growth Portfolio, which invests primarily in small company growth stocks. These portfolios are managed by proven market leaders and give you a wider range of investment manager choices within their respective asset classes.

The Metropolitan Series Fund has also added several share classes to all of its portfolios. The chief difference among the share classes is that they have different 12b-1 fees which are used to cover certain marketing and shareholder expenses. If you have questions about the share class that you own, please see your prospectus or call your financial services representative.

We appreciate the confidence you have placed in us by choosing the Metropolitan Series Fund, Inc.

/s/Christopher P. Nicholas

Christopher P. Nicholas
President and Chief Operating Officer
Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PERFORMANCE REVIEW FOR SIX-MONTH PERIOD ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

Slowing Economy Fuels Market Volatility

An abrupt slowdown in U.S. economic growth in the second half of 2000 fueled concern that the U.S. could be headed for a recession in 2001. However, the weakness that gripped the nation's economy seemed less troublesome by mid-year 2001. The U.S. Department of Commerce reported that the economy grew at an annualized rate of 1.3% during the first quarter and early estimates of second-quarter growth stood at around 0.5%.

Although the economy is not technically in a recession, slower growth has put a damper on corporate profits and business spending, causing the major stock indexes to retreat to levels not seen in several years. The Federal Reserve Board has tried to spur the economy by aggressively lowering short-term interest rates. The Federal Reserve reduced rates six times since January 2001, to 3.75% from 6.50%. Typically, lower interest rates support the stock market as they reduce the costs of borrowing and set the stage for improved profits down the road.

Even though the business outlook is clouded, consumer sentiment remains high. Consumers have continued to buy homes, automobiles, and other goods. Unemployment has edged upward, but at 4.5% as of June 2001, it is still relatively low.

Consumer confidence moved downward late last year, but by the second quarter of 2001 it had rebounded -- an indication that many Americans think the worst could be behind us.

STOCKS RALLY IN SECOND QUARTER, BUT ARE DOWN YEAR TO DATE

Unsettled by a slowing economy, U.S. stock market, investors pulled back on technology and growth stocks in the first quarter of 2001, then rallied strongly in the second quarter. Overall, "value" stocks performed better than "growth" stocks by a comfortable margin. Stocks of small- and mid-sized companies generally did better than stocks of larger companies. For the six months, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) posted a -6.69% return, while the Russell 2000 Index, which tracks small company stocks, rose 6.9%.

Technology stocks remained among the most volatile sectors, leading the market sharply lower early in 2001, then staging a comeback in the second quarter. The software and semiconductor industries were standouts in the second quarter. Gold was also strong as the price per ounce of the precious metal rose past $290.

--------------------------------------------------------------------------------
                          STOCK AND BOND MARKET RETURNS
           AS MEASURED BY THE FOLLOWING INDEXES* ENDING JUNE 30, 2001
--------------------------------------------------------------------------------

                                     [CHART]

                                                        U.S. MID
                                U.S. STOCKS            CAP STOCKS          U.S. SMALL
                           Standard & Poor's 500    Standard & Poor's      CAP STOCKS         INTERNATIONAL          U.S. BONDS
                           Composite Stock Price       Mid Cap 400     Russell 20000(R)          STOCKS           Lehman Brothers
                              (S&P 500) Index       (S&P 400) Index          Index        MSCI EAFE(R) Index    Aggregate Bond Index
6 MONTHS
Cumulative Total Return             -6.7                   1.0                6.9                -14.9                  3.6

1 YEAR
Annualized Total Return            -14.8                   8.9                 .7                -23.8                 11.2

5 YEARS
Annualized Total Return             14.5                  18.5                9.6                  2.9                  7.4

10 YEARS
Annualized Total Return             15.1                  17.7               13.5                  6.4                  7.8


Source: Lipper Analytical Services, Inc. *Direct investment in the Indexes is not possible.

This chart is for illustrative purposes only and is not indicative of past, present, or future performance of any specific investment. It compares the 1 Year, 3 Year, 5 Year and 10 Year returns of various categories of investments -- U.S. Stock Market as measured by Standard & Poor's 500/(R)/ Composite Stock Price Index. U.S. Mid Cap Stocks as measured by Standard and Poor's Mid Cap 400/(R)/ Index, U.S. Small Cap Stocks as measured by the Russell 2000/(R)/ Index, International Stocks as measured by the Morgan Stanley Capital International EAFE/(R)/ (Europe, Australasia and Far East) Index, and U.S. Bonds as measured by Lehman Brothers/(R)/ Aggregate Bond Index.

--------------------------------------------------------------------------------
PERFORMANCE REVIEW FOR SIX-MONTH PERIOD ENDED JUNE 30, 2001 continued
--------------------------------------------------------------------------------

INTERNATIONAL ECONOMIES OUTSHINE U.S., BUT STOCKS FAIL TO FOLLOW

Most overseas economies grew at a faster pace than the U.S. economy in the first half of 2001, although signs of weakness are now beginning to appear. Despite this moderate economic growth, stock markets around the world sagged as a slowdown in capital spending hurt technology and telecommunications companies, and weaker consumer spending hurt retail and other consumer-oriented segments of the market. Higher inflation and a strong U.S. dollar also weighed down performance. For the six months, the Morgan Stanley Capital International (MSCI) EAFE, Index increased by 14.9%. EAFE stands for Europe, Australasia and the Far East.

In Japan, the government is still struggling with a sagging economy, although a new prime minister has promised a plan to deal with a decade-old banking crisis. Japanese stocks moved modestly upward near the end of the period. The fastest growth is predicted for developing markets, which could pick up the pace of growth to 5% or more in 2001.

Rebalancing your investment choices periodically may prevent you from being exposed to more risk than you originally intended.

BONDS POST MODEST GAINS

Most segments of the bond market eked out modest gains for the period. U.S. government, mortgage and municipal bonds benefited from slower economic growth and declining intermediate- and long-term interest rates. High quality corporate bonds picked up as investors expressed confidence that the economy, while slowing, would not raise significant credit problems for most firms. However, lower-rated, high-yield bonds continued to struggle as bankruptcies among high-yield issuers rose sharply.

For the six months the Lehman Brothers Aggregate Bond Index, which tracks bonds of varying maturities and credit qualities, increased by 3.6%.

While the major U.S. stock market indexes may have seen their lows for this cycle, a notable rebound may take awhile to surface.

OUTLOOK

The U.S. economy appears to be stabilizing, but we expect growth to remain subdued for several more quarters as technology companies continue to work off capital goods inventories and companies continue to report disappointing earnings. There is growing evidence that core inflation has peaked and is starting to edge lower. If energy prices continue to decline, that could take even more pressure off inflation.

Among the biggest risks to the U.S. economy is weakening demand abroad and lack of supportive policy from major foreign central banks. On the positive side, tax rebates to U.S. consumers are scheduled to arrive in the second half of 2001 and may help keep U.S. consumer spending strong. In addition, changes in monetary policy tend to take at least six to nine months to filter through the economy. Since the Federal Reserve began cutting rates in January, the positive results of lower rates reflected across the economy should be seen soon.

Commentary for Performance Review provided by State Street Research & Management Company.

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS
State Street Research Investment Trust Portfolio ......................MDA - 1
State Street Research Income Portfolio ................................MDA - 2
State Street Research Money Market Portfolio ..........................MDA - 3
State Street Research Diversified Portfolio ...........................MDA - 4
State Street Research Aggressive Growth Portfolio .....................MDA - 5
MetLife Stock Index Portfolio .........................................MDA - 6
Putnam International Stock Portfolio ..................................MDA - 7
Loomis Sayles High Yield Bond Portfolio ...............................MDA - 8
Janus Mid Cap Portfolio ...............................................MDA - 9
T. Rowe Price Small Cap Growth Portfolio ..............................MDA - 10
Scudder Global Equity Portfolio .......................................MDA - 11
Harris Oakmark Large Cap Value Portfolio ..............................MDA - 12
Neuberger Berman Partners Mid Cap Value Portfolio .....................MDA - 13
T. Rowe Price Large Cap Growth Portfolio ..............................MDA - 14
Lehman Brothers(R) Aggregate Bond Index Portfolio .....................MDA - 15
Morgan Stanley EAFE(R) Index Portfolio ................................MDA - 16
Russell 2000(R) Index Portfolio .......................................MDA - 17
Putnam Large Cap Growth Portfolio .....................................MDA - 18
State Street Research Aurora Small Cap Value Portfolio ................MDA - 19
MetLife Mid Cap Stock Index Portfolio .................................MDA - 20
Janus Growth Portfolio ................................................MDA - 21
Franklin Templeton Small Cap Growth Portfolio .........................MDA - 22

SEMIANNUAL REPORT OF THE METROPOLITAN SERIES FUND AS OF JUNE 30, 2001
State Street Research Investment Trust Portfolio
   Schedule of Investments: ...........................................MSF - 1
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 3
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 4
State Street Research Income Portfolio
   Schedule of Investments: ...........................................MSF - 6
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 12
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 13
State Street Research Money Market Portfolio
   Schedule of Investments: ...........................................MSF - 15
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 17
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 18
State Street Research Diversified Portfolio
   Schedule of Investments: ...........................................MSF - 20
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 27
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 28
State Street Research Aggressive Growth Portfolio
   Schedule of Investments: ...........................................MSF - 30
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 32
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 33
MetLife Stock Index Portfolio
   Schedule of Investments: ...........................................MSF - 35
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 42
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 43
Putnam International Stock Portfolio
   Schedule of Investments: ...........................................MSF - 45
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 48
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 49
Loomis Sayles High Yield Bond Portfolio
   Schedule of Investments: ...........................................MSF - 51
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 58
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 59
Janus Mid Cap Portfolio
   Schedule of Investments: ...........................................MSF - 61
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 63
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 64
T. Rowe Price Small Cap Growth Portfolio
   Schedule of Investments: ...........................................MSF - 66
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 72
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 73
Scudder Global Equity Portfolio
   Schedule of Investments: ...........................................MSF - 75
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 78
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 79
Harris Oakmark Large Cap Value Portfolio
   Schedule of Investments: ...........................................MSF - 81
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 83
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 84
Neuberger Berman Partners Mid Cap Value Portfolio
   Schedule of Investments: ...........................................MSF - 86
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 88
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 89
T. Rowe Price Large Cap Growth Portfolio
   Schedule of Investments: ...........................................MSF - 91
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 94
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 95
Lehman Brothers Aggregate Bond Index Portfolio
   Schedule of Investments: ...........................................MSF - 97
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 104
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 105
Morgan Stanley EAFE(R) Index Portfolio
   Schedule of Investments: ...........................................MSF - 107
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 117
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 118
Russell 2000(R) Index Portfolio
   Schedule of Investments: ...........................................MSF - 120
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 141
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 142
State Street Research Aurora Small Cap Value
   Schedule of Investments: ...........................................MSF - 144
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 148
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 149
Putnam Large Cap Growth Portfolio
   Schedule of Investments: ...........................................MSF - 151
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 153
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 154
MetLife Mid Cap Stock Index Portfolio
   Schedule of Investments: ...........................................MSF - 156
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 162
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 163
Janus Growth Portfolio
   Schedule of Investments: ...........................................MSF - 165
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 167
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 168
Franklin Templeton Small Cap Growth Portfolio
   Schedule of Investments: ...........................................MSF - 170
   Statement of Assets and Liabilities & Statement of Operations: .....MSF - 174
   Statement of Changes in Net Assets & Financial Highlights: .........MSF - 175
Notes to Financial Statements June 30, 2001 ...........................MSF - 177

A Portfolio may have a name and/or investment objective that is very similar to that of a publicly available mutual fund that is managed by the same money manager. These Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers(R) Aggregate Bond Index, Standard & Poor's sponsors the S&P 500(R) Index and the S&P 400(R) MidCap Index, and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Portfolios or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO (formerly State Street
Research Growth Portfolio)
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve long-term growth of capital and income, and moderate current income.

INCEPTION DATE
6/24/83

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Invests primarily in common stocks of well-established companies.

NET ASSETS
$2.8 billion

PORTFOLIO MANAGER
John T. Wilson, CFA

PERFORMANCE AT-A-GLANCE
For the six-month period ended June 30, 2001, the Portfolio returned -10.37%, lagging its benchmark, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index),/1/ which returned -6.69% for the same period. The Portfolio's peer group, the Lipper Large Cap Core Underlying Fund Average, returned -7.71% for the same period. The Portfolio's performance can be attributed to weakness in technology and telecommunications stocks early in the period.

PORTFOLIO ACTIVITY
The Portfolio has been positioned to benefit from gradual economic improvement. Additions made to cyclical shares in retail, capital goods and technology sectors were on the basis of 2002 prospects. In a period that was generally weak for growth stocks, the Portfolio's strategy was both defensive and opportunistic. The Portfolio Manager moved away from issues with financing risk and toward issues with strong balance sheets. Retail stocks such as Target, Home Depot, and Bed Bath & Beyond were added on indications that consumer spending remained strong. However, these moves were not enough to offset the sagging performance of telecommunications stocks, which persisted throughout the period. Technology rebounded in the second half, and the Portfolio benefited from its investments in Microsoft and Intuit (both software companies), and from opportunistic investments in semiconductor stocks. However, the gains were not enough to offset earlier losses in technology, which is 15.05% of the Portfolio. Financial services and media stocks were positive contributors to performance late in the period. Morgan Stanley, Citigroup, Viacom and AOL Time Warner all rallied from depressed levels. Energy stocks performed well early in the period, but when commodity prices fell, they lost ground.

PORTFOLIO OUTLOOK
Exposure to natural gas and offshore drilling stocks were reduced as commodity prices softened. Investments in telecommunications were cut back further as the sector continues to be saddled with excess capacity and reduced demand. Despite a disappointing period for insurance stocks, the Portfolio Manager added insurance stocks to holdings on the basis of strong pricing prospects going forward. Healthcare holdings that had met price targets were sold at a profit leaving a lighter exposure to healthcare going forward.

NOTE: The views expressed are those of the Portfolio Manager as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                               as of June 30, 2001

                                                                      % of Total
Security                                                              Net Assets
--------------------------------------------------------------------------------
General Electric Co. ....................................................4.1%
Ace, Ltd. ...............................................................3.5%
Citigroup, Inc. .........................................................3.3%
Viacom, Inc. (Class B) ..................................................3.2%
Microsoft Corp. .........................................................2.9%
Pharmacia Corp. .........................................................2.8%
Morgan Stanley Dean Witter & Co. ........................................2.7%
PepsiCo, Inc. ...........................................................2.5%
Target Corp. ............................................................2.3%
Intel Corp. .............................................................2.2%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                         THE S&P 500 INDEX SINCE 6/30/91
--------------------------------------------------------------------------------

                                    [CHART]

                        Value of Account at Year End:
                         6/30/91   6/30/92   6/30/93   6/30/94   6/30/95   6/30/96   6/30/97   6/30/98   6/30/99   6/30/00   6/30/01
Met Series Fund:
  SSR Investment Trust
  Portfolio Class A      $10,000    11,823    14,305    14,752    17,690    21,988    28,916    37,224    44,211    49,448    39,814

S&P 500 Index            $10,000    11,339    12,882    13,062    16,462    20,739    27,931    36,359    44,630    47,867    40,772

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------
                              State Street Research
                           Investment Trust Portfolio
--------------------------------------------------------------------------------
                   Class A    Class B    Class E        S&P 500 Index
6 Months           -10.37%      N/A        N/A             -6.69%
1 Year             -19.48       N/A        N/A            -14.83
3 Years              2.27       N/A        N/A              3.89
5 Years             12.61       N/A        N/A             14.48
10 Years            14.82       N/A        N/A             15.10
Since
Inception           13.32%    -4.31%/2/  -4.31%/2/         14.81%
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Standard & Poor's 500 Composite Stock Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.
/2/  Inception date was May 1, 2001.

                                      MDA-1

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risks and, secondarily, the preservation of capital.

INCEPTION DATE
6/24/83

ASSET CLASS
U.S. Bonds

UNDERLYING INVESTMENTS
Invests primarily in highly rated corporate and government bonds.

NET ASSETS
$508.1 million

AVERAGE BOND QUALITY
AA+

PORTFOLIO MANAGER
John H. Kallis

PERFORMANCE AT-A-GLANCE
For the six-month period ended June 30, 2001, the Portfolio returned 2.74%. The Portfolio's benchmark, the Lehman Brothers(R) Government/Credit Index, returned 3.62% over the same period. The Portfolio's peer group, Lipper Corporate Debt A Rated Underlying Funds Average returned 3.10% over the same period. The Portfolio's performance can be attributed to our underexposure to high-grade corporate bonds. The underperformance of high-yield bonds and a strong dollar versus the European dollar also affected the return negatively.

PORTFOLIO ACTIVITY
Bond investors generally did better than stock market investors for the first half of 2001 as volatility continued to result in negative returns for most segments of the stock market. The Portfolio benefited from its emphasis on short- to intermediate-term U.S. Treasury and Agency securities. Performance was hurt by a lack of exposure to high-grade corporate bonds during the first half of the period and also by weakness in the high-yield market. However, the Portfolio Managers increased exposure to short/intermediate-term corporate bonds in the second half of the period and added selectively to commercial mortgage-backed securities, high-yield, and nondollar/*/ bonds as well as cash in order to help boost the Portfolio's yield.

PORTFOLIO OUTLOOK
If the Federal Reserve Board continues to lower short-term interest rates, long-term rates could come down modestly as inflation fears subside. Inflation should not be a problem so long as the dollar stays strong and energy prices remain in check. The Portfolio is positioned for an environment of declining interest rates and a slow economic recovery.

NOTE: The views expressed are those of the Portfolio Manager as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary.

--------------------------------------------------------------------------------
                               TOP BOND HOLDINGS
--------------------------------------------------------------------------------
United States Treasury Bonds ...........................................10.0%
Federal National Mortgage Association ...................................5.0%
United States Treasury Notes ............................................4.9%
General Electric Capital Corp. ..........................................2.7%
Citibank Credit Card Issuance Trust .....................................2.4%
Federal Home Loan Mortgage Corp. ........................................2.0%
Ford Motor Credit Co. ...................................................2.0%
Discover Card Master Trust I ............................................2.0%
Government National Mortgage Association ................................1.6%
Citigroup, Inc. .........................................................1.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        A $ 10,000 INVESTMENT COMPARED TO
                        THE LEHMAN BROTHERS(R) AGGREGATE
                            BOND INDEX SINCE 6/30/91
--------------------------------------------------------------------------------

                                    [CHART]

                              Value of Account at Year End:
                               6/30/91  6/30/92 6/30/93 6/30/94 6/30/95 6/30/96  6/30/97 6/30/98 6/30/99 6/30/00  6/30/01
                              -------------------------------------------------------------------------------------------

Met Series Fund: SSR Income
  Portfolio - Class A          $10,000  11,549  12,952  12,891  14,501  15,323   16,565  18,480  18,790  19,553   21,602

Lehman Brothers Aggregate      $10,000  11,404  12,747  12,582  14,161  14,872   16,084  17,779  18,339  19,175   21,328

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------
                              State Street Research
                                 Income Portfolio             Lehman Brothers(R)
                              Class A        Class E           Aggregate Index
6 Months                       2.74%           N/A                  3.62%
1 Year                        10.48            N/A                 11.23
3 Years                        5.34            N/A                  6.26
5 Years                        7.11            N/A                  7.48
10 Years                       8.01            N/A                  7.87
Since
Inception                      9.56%          0.66%/2/              9.54%
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/*/ Nondollar bonds are foreign bonds denominated in their own local currency, as opposed to being denominated in U.S. dollars.
/1/ The Lehman Brothers(R)Aggregate Bond Index is an unmanaged measure of bond market performance. Direct investment in the Index is not possible.
/2/  Inception date was May 1, 2001. 3Performance shown is from July 1, 1983.

                                      MDA-2

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO*
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity.

INCEPTION DATE
6/24/83

ASSET CLASS
Cash/
Cash Equivalent

UNDERLYING INVESTMENTS
Invests primarily in short-term money market instruments with minimal credit risk. Instruments in this Portfolio are neither insured nor guaranteed by the United States government.

NET ASSETS
$50.4 million

PORTFOLIO MANAGER
Kevin J. Lema

PERFORMANCE AT-A-GLANCE
The Portfolio returned 2.42% for the six-month period ended June 30, 2001. The Portfolio's peer group, the Lipper Money Market Underlying Funds Average returned 2.36% for the same period. Declining short-term interest rates resulted in lower money market yields and accounted for lower returns in 2001 as compared to 2000.

PORTFOLIO ACTIVITY
The Federal Reserve Board lowered a key short-term interest rate six times, bringing the federal funds rate - the rate the Federal Reserve charges its member banks to borrow money - down from 6.50% to 3.75% during the six-month period. This has been the largest cumulative six-month rate cut since 1982, and it leaves money market fund yields at their lowest level since 1994.

The Portfolio Manager continued to invest only in high-quality, first-tier money market instruments and to seek the highest possible current income consistent with capital preservation and liquidity.

PORTFOLIO OUTLOOK
The recent interest rate reductions represent an unprecedented effort by the Federal Reserve Board to jump-start an economy that has grown at its slowest pace in almost ten years. Weak corporate profits, slower business spending and sluggish global economies could prompt the Federal Reserve to continue to lower rates even further if economic growth does not pick up.


NOTE: The views expressed are those of the Portfolio Manager as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary.

The Portfolio is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                               AS OF JUNE 30, 2001
--------------------------------------------------------------------------------
                                                       State Street Research
                                                      Money Market Portfolio
6 Months                                                      2.42
1 Year                                                        5.72
3 Years                                                       5.38
5 Years                                                       5.31
10 Years                                                      4.78
Since Inception                                               6.24%
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

*This Portfolio is not available as an investment choice for all products.

                                     MDA-3

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve a high total return while attempting to limit investment risk and preserve capital.

INCEPTION DATE
7/25/86

ASSET CLASS
U.S. Bonds/ Large Cap Stocks

UNDERLYING INVESTMENTS
Invests in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof.

NET ASSETS
$2.5 billion

PORTFOLIO MANAGERS

John H. Kallis
(Fixed Income)

John T. Wilson, CFA
(Equity)

PERFORMANCE AT-A-GLANCE
For the six-month period ended June 30, 2001, the Portfolio returned -4.52%. The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)/1/ and Lehman Brothers(R) Aggregate Bond Index/2/, returned -6.69% and 3.62% for the same period, respectively. The Portfolio's peer group, the Lipper Income Underlying Funds Average returned 0.57% for the same period. The Portfolio's performance can be attributed to a weak U.S. stock market, which generated a negative return that could not be offset by a modestly positive U.S. bond market.

PORTFOLIO ACTIVITY
The Portfolio Managers' strategy was both defensive and opportunistic in its stock holdings. Retail stocks that were added to the Portfolio to take advantage of strong consumer spending did well. However, investments in telecommunications and technology, although underweighted, hurt the Portfolio. In the second quarter, the Portfolio benefited from its opportunistic investments in technology as the sector rebounded strongly. Software and semiconductor stocks as well as financial services and media stocks were positive contributors late in the period. However, their gains were not enough to offset earlier losses.

The Portfolio's bond investments fared better than its stocks as a result of declining interest rates. The Portfolio benefited from its emphasis on short- to intermediate- term U.S. Treasury and Agency securities but was hurt by a lack of exposure to high-grade corporate bonds and by weakness in the high-yield market in the second quarter.

PORTFOLIO OUTLOOK
The Portfolio's stock market emphasis on cyclical shares in retail, capital goods and technology anticipates gradual economic improvement. Energy and telecommunications exposure has been reduced. Despite a disappointing period for insurance stocks, the Portfolio Manager added to holdings on the basis of strong pricing prospects going forward.

The Portfolio's bond market investments are positioned to anticipate an environment of declining interest rates to accompany a slow economic recovery. If long-term interest rates come down modestly as the result of even lower short-term interest rates and inflation fears subside, it would benefit the Portfolio's emphasis on corporate and high-yield bonds.

NOTE: The views expressed are those of the Portfolio Managers as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2001

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
Equity
General Electric Co. ...................................................2.4%
Ace, Ltd. ..............................................................2.1%
Citigroup, Inc. ........................................................2.0%
Viacom, Inc. (Class B) .................................................1.9%
Microsoft Corp. ........................................................1.8%
Pharmacia Corp. ........................................................1.7%
Morgan Stanley Dean Witter & Co. .......................................1.6%
PepsiCo, Inc. ..........................................................1.5%
Target Corp. ...........................................................1.4%
Intel Corp. ............................................................1.3%

Fixed Income
US Treasury Bonds ......................................................4.6%
Federal National Mortgage Association ..................................3.2%
Federal Home Loan Mortgage Corp. .......................................0.8%
Ford Motor Credit Co. ..................................................0.7%
Government National Mortgage Association ...............................0.6%
Citigroup, Inc. ........................................................0.6%
MBNA Master Credit Card Trust II .......................................0.5%
Countrywide Funding Corp. ..............................................0.5%
Ford Credit Auto Owner Trust ...........................................0.4%
Detroit Edison Securitization ..........................................0.4%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                    THE S&P 500 INDEX AND LEHMAN BROTHERS(R)
                       AGGREGATE BOND INDEX SINCE 6/30/91
--------------------------------------------------------------------------------

                                    [CHART]


                                   Value of Account at Year End:
                                   6/30/91  6/30/92  6/30/93  6/30/94  6/30/95  6/30/96  6/30/97  6/30/98  6/30/99  6/30/00  6/30/01
                                   -------------------------------------------------------------------------------------------------
Met Series Funds SSR Diversified
Portfolio - Class A                $10,000   11,718   13,703   13,916   16,236   18,902   22,941   27,790   30,803   33,297   30,953

S&P 500 Index                      $10,000   11,339   12,882   13,062   16,462   20,739   27,931   36,359   44,630   47,867   40,772
Lehman Brothers Aggregate          $10,000   11,404   12,747   12,582   14,161   14,872   16,084   17,779   18,339   19,175   21,328

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------
                State Street Research              Lehman
                 Diversified Portfolio            Brothers(R)         S&P 500
                Class A         Class E         Aggregate Index        Index
6 Months        -4.52%            N/A                3.62%             -6.69%
1 Year          -7.04             N/A               11.23             -14.83
3 Years          3.66             N/A                6.26               3.89
5 Years         10.37             N/A                7.48              14.48
10 Years        11.96             N/A                7.87              15.10
Since
Inception       10.89%          -2.29%/3/            8.18%/4/          14.40%/4/
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.
/2/ The Lehman Brothers(R) Aggregate Bond Index is an unmanaged measure of bond market performance. Direct investment in the Index is not possible.
/3/  Inception date was May 1, 2001.
/4/  Performance shown is from August 1, 1986.

                                     MDA-4

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve maximum capital appreciation.

INCEPTION DATE
4/29/88

ASSET CLASS
Mid Cap Stocks

UNDERLYING INVESTMENTS
Invests primarily in stocks of medium size companies whose earnings appear to be growing at a faster rate than the earnings of an average company.

NET ASSETS
$1.2 billion

PORTFOLIO MANAGER
Catherine Dudley, CFA

PERFORMANCE AT-A-GLANCE
For the six-month period ended June 30, 2001, the Portfolio returned -14.59%. It fell short of the Russell Midcap(R) Growth Index, which returned -12.96% and underperformed the Standard and Poor's 500 Composite Stock Price Index (S&P
500 Index)/2/ which returned -6.69% over the same period. The Portfolio's peer group, the Lipper Mid-Cap Growth Underlying Funds Average, returned -12.52% for the same period. The Portfolio's performance can be attributed to a generally weak stock market and an underweighting in technology, which rebounded strongly in the second half of the period.

PORTFOLIO ACTIVITY
The Portfolio Manager's decision to underweight technology stocks as a defensive measure helped cushion the Portfolio in the first half of the period. However, it also accounted for its slight underperformance in the second half. Selected technology holdings, including Peregrine Systems, were among the Portfolio's strongest performers along with biotechnology and healthcare names such as Andrx, Genzyme and Sepracor. On the other hand, some of the poor performers included Palm Computing, Powerwave and Vitesse Semiconductor. The Portfolio's emphasis on consumer stocks, such as Bed Bath & Beyond, Jones Apparel, Family Dollar and Dollar General paid off during the first half of the period. Jones Apparel, Bed Bath & Beyond and Family Dollar were cut back at a profit, due to the fact that their valuation objectives had been met and more attractive opportunities existed. The Portfolio Manager maintains heavy exposure in the consumer discretionary sector.

Energy exposure was reduced as commodity prices softened. The Portfolio's relatively high cash position, a defensive move early in the quarter, was reduced by 3.5% to 8.22% by the end of the period.

PORTFOLIO OUTLOOK The Portfolio Manager believes that the stock market could experience several trendless quarters in which stocks rally but the overall direction of the market is sideways. That environment could prevail until there is an uptick in economic activity on the horizon, which could signal an end to earnings disappointments. The Portfolio is positioned to exploit a comeback in technology but also to focus on companies and sectors where earnings growth is more predictable, such as healthcare, consumer discretionary, and retail in order to balance out more opportunistic investments in software, biotechnology, and communications technology. The Portfolio Manager's goal is to reduce cash to less than 5% in the period ahead.

NOTE: The views expressed are those of the Portfolio Manager as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                               as of June 30, 2001

                                                                  % of Total
Security                                                           Net Assets
--------------------------------------------------------------------------------
Andrx Corp. ............................................................3.1%
Peregrine Systems, Inc. ................................................3.0%
Sepracor, Inc. .........................................................2.7%
Capital One Financial Corp. ............................................2.7%
Lehman Brothers Holdings, Inc. .........................................2.6%
Genzyme Corp. ..........................................................2.3%
Concord EFS, Inc. ......................................................2.0%
Wellpoint Health Networks, Inc. ........................................2.0%
Millipore Corp. ........................................................2.0%
Express Scripts, Inc. ..................................................2.0%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                 THE S&P 500 INDEX AND RUSSELL MIDCAP(R) GROWTH
                               INDEX SINCE 6/30/91
--------------------------------------------------------------------------------

                                    [CHART]

                          Value of Account at Year End:
                          6/91    6/92    6/93    6/94    6/95    6/96    6/97    6/98    6/99   6/00     6/01
---------------------------------------------------------------------------------------------------------------
Met Series Fund:
SSR Aggressive Growth
Portfolio - Class A    $10,000  12,450  16,503  16,640  21,752   26,949  25,551  30,796  32,158  44,591  32,381

Russell Midcap Growth  $10,000  11,218  13,312  13,589  17,179   21,232  24,967  30,964  37,253  55,355  37,912

S&P 500 Index          $10,000  11,339  12,882  13,062  16,462   20,739  27,931  36,359  44,630  47,867  40,772
---------------------------------------------------------------------------------------------------------------

                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------
               State Street Research           Russell
            Aggressive Growth Portfolio       MidCap(R)    S&P 500
                Class A     Class E         Growth Index    Index
6 Months        -14.59%       N/A             -12.96%      -6.69%
1 Year          -27.38        N/A             -31.51      -14.83
3 Years           1.69        N/A               6.98        3.89
5 Years           3.74        N/A              12.29       14.48
10 Years         12.47        N/A              14.26       15.10
Since
Inception        12.73%     -3.00%/3/          14.37%      15.27%
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Russell MidCap(R) Growth Index is an unmanaged measure of the performance of mid cap companies with higher price-to-book ratios and higher forecasted growth values. Direct investment in the Index is not possible.
/2/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.
/3/  Inception date was May 1, 2001.

                                      MDA-5

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

INCEPTION DATE
5/1/90

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Invests in the common stock of companies which are included in the S&P 500
Index.

NET ASSETS
$4.0 billion

PORTFOLIO MANAGEMENT
MetLife Investment Department

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2001, the Portfolio returned -6.84%. The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index),/1/ which the Portfolio is designed to track, returned -6.69% for the same period. The Portfolio's performance can be attributed to sharp volatility that continues to sway the markets. After generating its largest quarterly loss in ten years during the first quarter 2001, the S&P 500 Index rallied in the second quarter to experience a positive quarterly return for the first time in four consecutive quarters.

PORTFOLIO ACTIVITY
Two sectors accounted for nearly 80.0% of the benchmark's year-to-date negative return. The technology sector, which had a beginning-of-year weight of 22.0%, decreased (-15.2%) and accounted for approximately 47.8% of the negative six-month return. Health care, which at the end of 2000 represented 14.0% of the total capitalization of the index, declined (-15.83%) and accounted for 31.6% of the mid-year return. The three largest names to impact performance were Cisco (-52.4%), EMC (-54.9%) and Nortel Networks (-71.7%) for the quarter. There were sixteen additions to the benchmark and fourteen deletions in the first six months of 2001.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in the coming quarter include the Federal Reserve's interest rate policy, corporate earnings, unemployment trends, and the overall performance of the technology, health care, and financial sectors.

NOTE: The views expressed are those of Portfolio Management as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                               as of June 30, 2001

                                                                   % of Total
Security                                                           Net Assets
--------                                                           ----------
General Electric Co. ...................................................4.3%
Microsoft Corp. ........................................................3.5%
Exxon Mobil Corp. ......................................................2.7%
Citigroup, Inc. ........................................................2.4%
Pfizer, Inc. ...........................................................2.3%
AOL Time Warner, Inc. ..................................................2.1%
Wal-Mart Stores, Inc. ..................................................2.0%
American International Group, Inc. .....................................1.8%
Intel Corp. ............................................................1.8%
International Business Machines Corp. ..................................1.8%

There is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                         THE S&P 500 INDEX SINCE 6/30/91
--------------------------------------------------------------------------------

                                    [CHART]

                Met Stock            S&P 500
             Index Portfolio       Stock Index

6/30/91          10,000              10,000
6/30/92          11,289              11,341
6/30/93          12,789              12,887
6/30/94          12,933              13,068
6/30/95          16,233              16,475
6/30/96          20,339              20,759
6/30/97          27,301              27,962
6/30/98          35,227              36,395
6/30/99          43,200              44,678
6/30/00          46,216              47,917
6/30/01          39,245              40,811

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------
                        MetLife Stock Index Portfolio       S&P 500
                     Class A      Class B      Class E       Index
6 Months             -6.84%          N/A         N/A         -6.7%
1 Year              -15.08           N/A         N/A       -14.83
3 Years               3.67           N/A         N/A         3.89
5 Years              14.05           N/A         N/A        14.48
10 Years             14.65           N/A         N/A        15.10
Since
Inception            14.39%        -4.28%/2/   -3.17%/3/    15.03%
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ Standard & Poor's 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.
/2/  Inception date was January 2, 2001.
/3/  Inception date was May 1, 2001.

                                      MDA-6

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

 INVESTMENT
 OBJECTIVE
 To achieve long-term growth of capital.



 INCEPTION
 DATE 5/1/91


 ASSET CLASS
 International Stocks



 UNDERLYING INVESTMENTS
 Common stocks of companies outside the United States.



    NET ASSETS
    $372.4 million




    PORTFOLIO
    MANAGER
    Putnam Core International Equity Team, with Omid Kamshad as the Lead Manager/2/

PERFORMANCE AT A GLANCE
For the six months ended June 30, 2001, the Portfolio returned -14.22%, slightly outperforming its benchmark, the Morgan Stanley Capital International (MSCI) EAFE(R) Index,/1/ which returned -14.61% for the same period. The Portfolio's peer group, the Lipper International Underlying Funds Average, returned -14.48% for the same period.

The Portfolio's performance results from favorable stock selection during this period. The Portfolio combines a top-down strategy that identifies attractive countries and sectors with a bottom-up stock selection. Stock selection was particularly noteworthy since stocks from the UK and France favorably impacted the performance. From a sector perspective, emphasis on energy and pharmaceutical stocks and smaller investment percentages of the portfolio's assets in technology and telecommunication relative to the percentages of these stocks in their benchmark index contributed to the Portfolio's favorable performance. From a country perspective, underweighting Japan was a positive strategy.

PORTFOLIO ACTIVITY
A sluggish U.S. economy, persistently high oil prices and falling corporate profits continued to restrain global growth. Japan's economy deteriorated even further, while growth slowed visibly in many European economies. In this environment, the Portfolio Manager continued to reduce Japanese holdings in comparison to its benchmark and concentrated on European sectors that could benefit from the weak European dollar. The top performing countries included the U.K. with 22.27% of holdings, France with 15.28% of holdings and Japan with 13.71% of holdings. The Portfolio Manager also emphasized more defensive sectors including financial and health care stocks and avoided the beleaguered technology and telecommunication stocks.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                              as of June 30, 2001

                                                                      % of Total
Security                                                              Net Assets
--------------------------------------------------------------------------------

Total Fina S.A. ........................................................ 4.6%
Shell Transportation & Trading Co. ..................................... 3.9%
ING Bank NV ............................................................ 3.8%
AstraZeneca Group, Plc. ................................................ 3.7%
Sanofi-Synthelabo S.A. ................................................. 2.9%
Glaxosmithkline, Plc. .................................................. 2.8%
Vodafone AirTouch, Plc. ................................................ 2.8%
NTT Corp. .............................................................. 2.5%
Allianz Holding AG ..................................................... 2.2%
Nestle S.A. ............................................................ 1.8%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

/1/The Morgan Stanley Capital International (MSCI) EAFE, Index is an unmanaged, commonly used measure for Europe, Australasia, and the Far East. Direct investment in the Index is not possible.
/2/Putnam Investment management assumed Portfolio Management as of January
   24, 2000.
/3/Inception date was May 1, 2001.

OUTLOOK
Although unsure of the pace of the U.S. recovery, the Portfolio Manager believes that the U.S. economy will begin to trend upward, which will provide an impor-tant boost to developed and emerging economies. The Portfolio Manager is relatively positive about prospects in European economic growth. Lower interest rates, weak currencies and healthy consumer spending should provide the foundation for improved economic growth in Europe. Conversely, the Portfolio Manager believes the Japanese economy will continue to worsen.

The Portfolio Manager plans to steadily increase exposure to the financial sector, emphasizing European and Asian banks, excluding those in Japan. The Portfolio Manager plans to boost basic materials positions. Although the overweighting of media stocks restrained recent performance, the Portfolio Manager remains positive on this sector.

NOTE: The views expressed are those of the Portfolio Manager as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary.

--------------------------------------------------------------------------------
                       A $10,000 INVESTMENT COMPARED TO
                       THE MSCI EAFE INDEX SINCE 6/30/91
--------------------------------------------------------------------------------

                                    [CHART]

                         Putnam Int'l Stock-Class A      MSCI EAFE Index

               6/91                10,000                     10,000
               6/92                10,221                      9,935
               6/93                12,642                     11,950
               6/94                15,580                     13,981
               6/95                14,449                     14,213
               6/96                15,255                     16,100
               6/97                16,742                     18,167
               6/98                17,660                     19,275
               6/99                18,438                     20,743
               6/00                20,549                     24,302
               6/01                15,913                     18,566

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                              As of June 30, 2001
--------------------------------------------------------------------------------

            Putnam International Stock Portfolio   MSCI EAFE
                 Class A       Class E               Index

6 Months         -14.22%         N/A                 -14.61%
1 Year           -22.56          N/A                 -23.84
3 Years           -3.41          N/A                  -1.34
5 Years            0.85          N/A                   2.83
10 Years           4.76          N/A                   6.35
Since
Inception          3.80%         -6.60%/3/             5.56%
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-7

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT
OBJECTIVE
To achieve high total investment return through a combination of current income and capital appreciation.



INCEPTION
DATE 3/3/97



ASSET CLASS
High Yield Bonds



UNDERLYING
INVESTMENTS
Normally invests at least 65% of its assets in below investment grade fixed-income securities (commonly referred to as "junk bonds").



    NET ASSETS
    $74.8 million



    AVERAGE
      BOND
    QUALITY
       B1




    PORTFOLIO
    MANAGERS
    Daniel J. Fuss,
       CFA, CIC
    Kathleen C.
    Gaffney, CFA

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2001, the Portfolio returned -0.18%, underperforming its benchmark, the Merrill Lynch High Yield Bond Index,/1/ which returned 4.87% for the same period. The Portfolio's peer group, the Lipper High Yield Underlying Funds Average returned 1.10% for the same period. Performance can be attributed to exposure to the high yield telecommunications and wireless sectors, which suffered a precipitous decline in the quarter.

PORTFOLIO PERFORMANCE
The Portfolio Managers' strategy has been to buy long-term maturity issues with extensive credit research supporting every position. The process is one of "bond-picking," where each issue is selected based on its own merits. This strategy has remained unchanged. The stock and bond market environment over the last six months has been volatile. The Federal Reserve began an aggressive easing of short-term interest rates in January in an attempt to re-ignite the economy. High yield issues responded immediately as optimism over the rate cuts spread. During the first quarter, High Yield bond indices led the fixed income markets.

The initial enthusiasm for high yield issues faded in the second quarter, as the business prospects of many issuers continued to dim. In the telecommunication and related industries, issuers suffered from weak demand and fierce competition. Healthcare and retail issuers, however, had remarkable performance as their business prospects continued to improve.

--------------------------------------------------------------------------------
                               TOP BOND HOLDINGS
--------------------------------------------------------------------------------

Pioneer Natural Resources Co. .......................................... 2.3%
Intermedia Communications, Inc. ........................................ 1.9%
Charter Communications Holdings ........................................ 1.7%
Rogers Communications, Inc. ............................................ 1.6%
Federal Republic of Brazil ............................................. 1.6%
Republic of South Africa ............................................... 1.5%
J.C. Penney, Co., Inc. ................................................. 1.5%
K-Mart Financing ....................................................... 1.4%
Espirito Santo-Escelsa ................................................. 1.4%
Republic of Venezuela .................................................. 1.3%

PORTFOLIO OUTLOOK
The Portfolio Managers believe that the next six months will be better for high yield investors than the last quarter has proven to be. The Portfolio Managers will continue to purchase bonds based on the Portfolio's fundamental credit research and the use of sector and spread analysis. The Portfolio Managers also anticipate maintaining a relatively high exposure to emerging markets at about 25% of the Portfolio through the use of Yankee securities./2/ The Portfolio Managers believe that the there is a relative advantage in holding the issues.

NOTE: The views expressed are those of the Portfolio Managers as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                       A $10,000 INVESTMENT COMPARED TO
                    THE MERRILL LYNCH HIGH YIELD BOND INDEX
                                 SINCE 3/3/97
--------------------------------------------------------------------------------

                                    [CHART]

                     Merrill Lynch High         Loomis Sayles High
                      Yield Bond Index         Yield Bond Portfolio

          3/97             10,000                     10,000
          6/97             10,475                     10,440
          6/98             11,669                     10,956
          6/99             11,778                     10,992
          6/00             11,617                     11,940
          6/01             11,861                     11,440

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                              As of June 30, 2001
--------------------------------------------------------------------------------

                   Loomis Sayles
              High Yield Bond Portfolio   Merrill Lynch High
                Class A     Class E       Yield Bond Index

6 Months        -0.18%        N/A               4.87%
1 Year          -4.19         N/A               2.10
3 Years          1.45         N/A               0.55
5 Years           N/A         N/A                N/A
10 Years          N/A         N/A                N/A
Since
Inception        3.16%      -2.23%/3/           3.76%
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/The Merrill Lynch High Yield Bond Index is an unmanaged measure of high-yield bond market performance. Direct investment in the Index is not possible. /2/Yankee securities are foreign bonds issued in U.S. currency, which reduces the risk of currency exchange rates creating losses or reducing gains. /3/Inception date was May 1, 2001.

                                     MDA-8

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT
OBJECTIVE

To provide long-term growth of capital.


INCEPTION
DATE 3/3/97



ASSET CLASS
Mid Cap Stocks



UNDERLYING
INVESTMENTS
Normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.



  NET ASSETS
  $1.3 billion




   PORTFOLIO
    MANAGER
 James P. Goff,
      CFA

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2001, the Portfolio returned -23.69%. Its benchmark, the Standard & Poor's MidCap 400 Index,/1/ returned 0.97%, and its peer group, the Lipper Multi Cap Underlying Funds Average, returned -16.27% for the same period. The Portfolio's performance can be attributed to the substantial slowing of the U.S. economy during the first quarter as sharply reduced capital spending caused a powerful correction across the market's fastest-growing segments such as technology and telecommunications. Stocks gained during the second quarter as softness in May failed to completely deflate April's moderate rally helping the Nasdaq Composite Index record its first positive quarter in more than a year. Investors are becoming increasingly convinced that the Federal Reserve's series of interest rate cuts will soon pay off with faster economic growth.

PORTFOLIO ACTIVITY
Technology positions declined in value as investors avoided sectors hardest hit by the slowdown. The Portfolio Manager responded by sharpening the technology focus to companies such as TMP Worldwide with stable revenue, strong growth trends, and robust business models. Other disappointments included our biotech-nology stocks, as well as individual positions such as E*Trade and Vitesse Semiconductor. Setbacks also included utility company AES, which suffered together with other energy firms as a result of soft prices and continuing difficulties in California. Drug retailer, Walgreen dropped lower after a weakening economy slowed its sales causing the company to slightly miss analysts' earnings estimates for the second quarter.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                              as of June 30, 2001

                                                                      % of Total
Security                                                              Net Assets
--------------------------------------------------------------------------------
Paychex, Inc. ...........................................................4.6%
Human Genome Sciences, Inc. .............................................3.8%
Western Wireless Corp. ..................................................3.2%
Crown Castle International Corp. ........................................3.2%
American Tower Corp. ....................................................3.2%
TMP Worldwide, Inc. .....................................................3.1%
AES Corp. ...............................................................3.0%
Hanover Compressor Co. ..................................................3.0%
Apollo Group, Inc. ......................................................2.9%
Cree, Inc. ..............................................................2.7%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

Several of the largest positions participated in the spring rally, and the Portfolio finished the period with relatively strong gains. Standouts included Apollo and McKesson HBOC. However, a number of stocks failed to keep pace, and the Portfolio ultimately underperformed its benchmark.

PORTFOLIO OUTLOOK
The Portfolio Manager's aggressive growth style has arguably been hit harder than any other investment discipline. While the Portfolio Manager is encouraged by the performance of some of our more growth-oriented positions and by low rates of inflation and interest, significant economic uncertainty remains, and market volatility seems likely to persist in coming months. Looking ahead, the Portfolio Manager has sought to balance the Portfolio with steady performers in energy and healthcare while maintaining a focus on those companies believed to lead the way when the markets and the economy at large begin to improve.

NOTE: The views expressed are those of the Portfolio Manager as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                     A $10,000 INVESTMENT COMPARED TO THE
                       S&P MIDCAP 400 INDEX SINCE 3/3/97
--------------------------------------------------------------------------------

                                    [CHART]

                      Janus Mid Cap Portfolio    S&P MidCap 400 Index

            3/97              10,000                   10,000
            6/97              11,350                   10,981
            6/98              15,192                   13,962
            6/99              22,793                   16,361
            6/00              38,304                   19,139
            6/01              20,578                   20,837

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                              As of June 30, 2001
--------------------------------------------------------------------------------

                   Janus Mid Cap Portfolio         S&P MidCap
                 Class A   Class B    Class E      400 Index

6 Months         -23.69%     N/A        N/A          0.97%
1 Year           -46.28      N/A        N/A          8.87
3 Years           10.64      N/A        N/A         14.28
5 Years             N/A      N/A        N/A           N/A
10 Years            N/A      N/A        N/A           N/A
Since
Inception         18.15%  -17.70%/2/  -6.57%/3/     18.46%
--------------------------------------------------------------------------------
The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Standard & Poor's MidCap 400 Index (S&P MidCap 400) is an unmanaged measure of mid cap stock performance. Direct investment in the Index is not possible.
/2/ Inception date was January 2, 2001.
/3/ Inception date was May 1, 2001.

                                     MDA-9

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT
OBJECTIVE
To achieve long-term capital growth.



INCEPTION
DATE 3/3/97



ASSET CLASS
Small Cap Stocks



UNDERLYING
INVESTMENTS
Normally invests at least 65% of its total assets in a diversified group of small capitalization companies.



    NET ASSETS
    $322.3 million




      PORTFOLIO
       MANAGER
   Paul W. Wojcik/2/

PERFORMANCE AT A GLANCE
For the six months ended June 30, 2001 the Portfolio returned -3.67% lagging its benchmark, the Russell 2000 Growth Index, which returned 0.04% for the same period. The Portfolio's peer group, the Lipper Mid Cap Growth Underlying Funds Average, returned -12.52% for the same period.

The volatile market for small-cap stocks affected the Portfolio's performance. The Portfolio lagged the Russell 2000 Index in the last six months but held up better for the 12-month period because of limited exposure to the most speculative stocks.

PORTFOLIO ACTIVITY
The Portfolio Manager maintained a broadly diversified portfolio in the last six months and, for the most part, kept the Portfolio's industry allocations neutral relative to the small-cap growth index. As a result, primarily market movements drove the changes in the Portfolio's holdings and weightings. While the Portfolio's technology and financial services allocations declined, business services, consumer and health care sectors increased.

The best holdings for this six-month period were software companies THQ and Register.com and electronics retailer Tweeter Home Entertainment Group. The worst contributors were networking and telecommunications equipment companies Anaren Microwave, Powerwave Technologies, and Plantronics.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                               as of June 30, 2001

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
ATMI, Inc. .............................................................0.8%
Corporate Executive Board Co. ..........................................0.8%
Americredit Corp. ......................................................0.8%
Techne Corp. ...........................................................0.8%
Cytyc Corp. ............................................................0.8%
Quiksilver, Inc. .......................................................0.7%
Datascope Corp. ........................................................0.7%
Affiliated Managers Group, Inc. ........................................0.7%
The Bisys Group, Inc. ..................................................0.7%
Lifepoint Hospitals, Inc. ..............................................0.7%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

OUTLOOK
The Portfolio Manager will continue to look for businesses that will benefit the most from an economic recovery. While the economy remains weak, several macroeconomic policy actions taken to try and fend off a recession, such as the recent tax cut and the Federal Reserve interest rate reduction should be beneficial to small-cap growth companies. We anticipate reaping the benefit of these actions, hopefully later this year but more likely in 2002.

NOTE: The views expressed are those of the Portfolio Manager as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                     A $10,000 INVESTMENT COMPARED TO THE
                    RUSSELL 2000 GROWTH INDEX SINCE 3/3/97
--------------------------------------------------------------------------------

                                    [CHART]

                      T. Rowe Price Small             Russell 2000
                      Cap Growth Portfolio            Growth Index

              3/97          10,000                       10,000
              6/97          10,990                       10,926
              6/98          12,491                       12,367
              6/99          12,671                       13,393
              6/00          16,722                       17,196
              6/01          13,777                       13,182

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                              As of June 30, 2001
--------------------------------------------------------------------------------

              T. Rowe Price Small Cap Portfolio    Russell 2000
                   Class A        Class E          Growth Index

6 Months            -3.67%          N/A                0.04%
1 Year             -17.61           N/A              -23.34
3 Years              3.32           N/A                2.15
5 Years               N/A           N/A                 N/A
10 Years              N/A           N/A                 N/A
Since
Inception            7.69%         2.29%/3/            6.58%
--------------------------------------------------------------------------------
The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/The Russell 2000 Growth Index is an unmanaged measure of small capitalization companies with higher price-to-look ratios and higher forecasted growth values. Direct investment in the Index is not possible.
/2/Paul W. Wojcik became chairman of the portfolio management committee on
   12/31/00.
/3/Inception date was May 1, 2001.

                                  MDA-10

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

 INVESTMENT
 OBJECTIVE
 To achieve long-term growth of capital.



 INCEPTION
 DATE 3/3/97



 ASSET CLASS
 Large Cap Stocks/ International Stocks



 UNDERLYING
 INVESTMENTS
 Invests, on a worldwide basis, in equity securities of companies that are incorporated in the U.S. or in foreign countries. The Portfolio may also invest in the securities of U.S. and foreign issuers.



    NET ASSETS
    $198.7 million




     PORTFOLIO
     MANAGERS
  William E. Holzer
    Nicholas Bratt


PERFORMANCE AT A GLANCE
For the six months ended June 30, 2001 the Portfolio returned -9.05%, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index,/1/ which returned -10.05% over the same period. The Portfolio's peer group, the Lipper Global Underlying Funds Average, returned -9.74% for the same period.

Markets wavered between optimism for economic recovery, which was prompted by aggressive interest rate cuts in the U.S. and pessimism created by deteriorating company-specific performance. By the end of the period, evidence of weaker economic performance in Europe and Japan further delayed the prospect of global economic recovery. Overall market declines reflected concerns for a profits recession and the lack of market leadership after the steep decline in technology.

PORTFOLIO ACTIVITY
The Portfolio's strategic positioning was unchanged and was the most important performance driver. Exposure to the technology and telecommunications sector was reduced further to 12% from 16% despite occasional strong rallies. Performance relative to the benchmark was helped by this underweighted position, but absolute returns were the weakest in the Portfolio, hurt by holdings such as Cable & Wireless, Nortel Networks, EMC and Vodafone. Investments in energy, mining and utility stocks were marginally increased. While relative performance was helped by the overweighted exposures to these sectors relative to the benchmark, overall returns were negative in a declining market. Holdings such as DeBeers, Western Mining, Alcan, Amerada Hess, RTZ and International Power helped, while Anadarko Petroleum, Stillwater Mining, Burlington Resources, and National Grid hurt the portfolio. Media holdings were maintained at 8% of the Portfolio because of the ability to produce predictable long-term returns. AOL TimeWarner and AT&T Liberty Media helped total performance. Knowledge based biotechnology company holdings also helped relative performance, although Immunex holdings were a disappointment.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                     Top Fixed Income and Equity Holdings
                              as of June 30, 2001

                                                                      % of Total
Security                                                              Net Assets
--------------------------------------------------------------------------------
Fixed Income
Federal Republic of Germany .............................................3.1%
United States Treasury Notes ............................................2.3%
Eurotunnel Finance ......................................................0.2%
Equity
Exelon Corp. ............................................................2.0%
Aventis S.A. ............................................................2.0%
Rio Tinto, Ltd. .........................................................1.7%
Conoco, Inc. ............................................................1.5%
Nestle S.A. .............................................................1.4%
Electronic Data Systems Corp. ...........................................1.4%
Shell Transportation & Trading Co. ......................................1.4%
Anadarko Petroleum Corp. ................................................1.3%
UnumProvident Corp. .....................................................1.3%
Exxon Mobil Corp. .......................................................1.3%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

/1/The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged, commonly used measure of U.S. and foreign stock market performance. Direct investment in the Index is not possible.
/2/Inception date was May 1, 2001.

PORTFOLIO OUTLOOK
Whether central bankers, especially in the U.S., succeed or not in reviving economic growth, it is clear that profits are under severe pressure, and pose a greater risk for overall market valuations. In anticipation of continued market weakness and volatility, the main investment objective going forward will be to minimize negative returns. The Portfolio's strategic positioning will be maintained between knowledge-based virtual companies, capacity constrained energy and raw materials producers, and media corporations able to generate predictable royalty streams from established media content.

NOTE: The views expressed are those of the Portfolio Managers as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                     A $10,000 INVESTMENT COMPARED TO THE
                   MSCI ALL COUNTRY WORLD INDEX SINCE 3/3/97
--------------------------------------------------------------------------------

                                    [CHART]

                        Scudder Global           MSCI All Country
                       Equity Portfolio            World Index

             6/30/97        10,800                   11,269
             6/30/98        12,729                   12,744
             6/30/99        13,795                   14,919
             6/30/00        15,666                   16,791
             6/30/01        14,238                   13,363

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                              As of June 30, 2001
--------------------------------------------------------------------------------

             Scudder Global Equity Portfolio   MSCI All Country
                  Class A      Class E           World Index

6 Months           -9.05%        N/A               -10.05%
1 Year             -9.11         N/A               -21.68
3 Years             3.81         N/A                 0.06
5 Years              N/A         N/A                  N/A
10 Years             N/A         N/A                  N/A
Since
Inception           8.51%      -3.69%/2/             6.92%

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                    MDA-11

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT
OBJECTIVE
To seek long-term capital appreciation.



INCEPTION
DATE 11/9/98



ASSET CLASS
Large Cap Stocks



UNDERLYING
INVESTMENTS
Normally invests at least 65% of its total assets in equities securities of large capitalization U.S. companies.



    NET ASSETS
    $156.6 million



      PORTFOLIO
      MANAGERS
  William C. Nygren,
        CFA
   Kevin G. Grant,
        CFA

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2001, the Portfolio returned 16.74%, which compares favorably to the performance of its benchmark, the Russell 1000 Value Index,/1/ which returned -1.26% for the same period. The Portfolio's peer group, the Lipper MultiCap Value Underlying Funds Average, returned 1.07% for the same period. The Portfolio's performance can be attributed to the fact that "value" investing returned to favor during a period of market volatility. The
Portfolio invests primarily in "value" stocks, which are undervalued relative to their long-term potential

PORTFOLIO ACTIVITY
Currently, the Portfolio holds 57 stocks across a variety of industries. During the first half of 2001, Guidant, Hughes Electronics, Kraft Foods, Starwood Hotels, US Bancorp, and Waste Management were added to the Portfolio. Lockheed Martin and Jones Apparel Group reached our appraisal values and were sold. In addition, DaimlerChryslers' fundamentals declined faster than its stock price, and the Portfolio Managers eliminated that position and increased weighting in Ford.

Performance was aided by a large gain in JC Penney (+146.9%), where investors gained confidence that new CEO, Allen Questrom, will succeed in turning around this large retailer. H&R Block (+67.5%) showed strong earnings gains in an environment where many companies reported disappointing earnings. Management's increased focus on the tax preparation business and intelligent re-investment of excess cash flow bolstered confidence that annual earnings per share growth can be 15% for many years to come. Cendant (+102.6%) and Liberty Mutual (28.95%) also turned in strong performances. Positive performance by the majority of the stocks in the Portfolio, with no major declines in any stocks during the second quarter, helped produce a favorable performance during the first half of 2001.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                               as of June 30, 2001

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
Washington Mutual, Inc. ................................................4.0%
Fortune Brands, Inc. ...................................................3.3%
J.C. Penney Co., Inc. ..................................................3.1%
The Kroger Co. .........................................................2.9%
H&R Block, Inc. ........................................................2.7%
Mattel, Inc. ...........................................................2.5%
Toys "R" Us, Inc. ......................................................2.5%
H.J. Heinz Co. .........................................................2.3%
Cendant Corp. ..........................................................2.3%
Brunswick Corp. ........................................................2.3%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

PORTFOLIO OUTLOOK
The Portfolio Managers' philosophy of buying good businesses inexpensively remains the cornerstone of the investment process. By purchasing securities at a discount to underlying value and by partnering with shareholder-oriented management teams, the Portfolio Managers believe they can achieve successful investment results over the long-term with below average risk.

No change in investment strategy was made since the beginning of the year nor is one anticipated, as our discipline remains constant regardless of the short-term market environment.

NOTE: The views expressed are those of the Portfolio Managers as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                     A $10,000 INVESTMENT COMPARED TO THE
                    RUSSELL 1000 VALUE INDEX SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [CHART]

                    Harris Oakmark Large Cap         Russell 1000
                    Value Portfolio-Class A          Value Index

          11/98             10,000                      10,000
          6/99              11,044                      12,215
          6/00               8,572                      11,126
          6/01              11,890                      12,275

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                              As of June 30, 2001
--------------------------------------------------------------------------------

                          Harris Oakmark
                     Large Cap Value Portfolio   Russell 1000
                       Class A     Class E       Value Index

6 Months                16.74%       N/A            -1.26%
1 Year                  38.71        N/A            10.33
3 Years                   N/A        N/A              N/A
5 Years                   N/A        N/A              N/A
10 Years                  N/A        N/A              N/A
Since
Inception                6.78%      3.55%/2/         7.36%
--------------------------------------------------------------------------------
The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have low price-to-book and price-earnings rations, higher divided yields and lower forecasted growth values. Direct investment in the Index is not possible.
/2/Inception date was May 1, 2001.

                                  MDA-12

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

 INVESTMENT
 OBJECTIVE
 To seek capital growth.



 INCEPTION
 DATE 11/9/98


 ASSET CLASS
 Mid Cap Stocks



 UNDERLYING
 INVESTMENTS
 Normally invests at least 65% of its total assets in common stocks of mid capitalization companies.



    NET ASSETS
    $171.7 million



     PORTFOLIO
     MANAGER
 Robert Gendelman

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2001, the Portfolio returned -0.65%, underperforming its benchmark, the Standard & Poor's MidCap 400 (S&P MidCap
400)/BARRA Value Index,/1/ which returned 7.54%. The Portfolio's peer group, the Lipper Mid-Cap Value Underlying Funds Average, returned 5.19% for the same period. The Portfolio's performance can be attributed to poor performance in three sectors: technology, capital goods, and energy. Over the six months, exposure to all three sectors was reduced.

During the six-months, the value style of investing, which the Portfolio Manager follows, outperformed the growth style of investing. Mid-cap companies exceeded the returns of large-cap companies. Both of these trends benefited the Portfolio. One cause of the underperformance versus the benchmark could be the fact that a number of issues in this market cap segment (mostly those that do not meet the Manager's invest-ment criteria on either a fundamental or current valuation basis) exhibited price appreciation in the absence of any improvement in their underlying fundamentals (for example, upward earnings revisions). The Portfolio Manager did not chase valuations of issues where earnings continue to decline.

PORTFOLIO ACTIVITY
The Portfolio Manager attempted to take advantage of market volatility to increase the quality of stocks held in the Portfolio. The Portfolio Manager sought out companies that are able to produce good earnings despite difficult market conditions. An interesting trend during the period is the increase in the number of "value" companies. Many of these are firms that were once considered "growth" companies a short time ago, but whose earnings and/or stock prices declined rapidly over the past year. The Portfolio Manager is steering away from many of the new "value" stocks especially whose earnings estimates have continued to decline. As of June 30, 2001, the Portfolio's holdings traded at a lower price-to-earnings ratio than the S&P MidCap 400/BARRA Value Index, while Portfolio holding's earnings are expected to grow at a slightly faster rate than the index. In addition, average return on equity (a measure of how well a company utilizes its shareholders' capital) exceeds that of the index.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                              as of June 30, 2001

                                                                     % of Total
Holding                                                              Net Assets
--------------------------------------------------------------------------------
Waste Management, Inc. .................................................2.5%
Knight Ridder, Inc. ....................................................2.0%
Omnicare, Inc. .........................................................1.9%
H&R Block, Inc. ........................................................1.9%
Broadwing, Inc. ........................................................1.8%
Becton Dickinson & Co. .................................................1.8%
Xl Capital, Ltd. .......................................................1.6%
MBIA, Inc. .............................................................1.6%
Dime Bancorp, Inc. .....................................................1.6%
Heller Financial, Inc. .................................................1.6%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


OUTLOOK
Although mid-cap value stocks have performed well in recent months, their valuations still compare favorably with other asset classes and offer good growth potential. We continue to look for companies and areas of the market with positive earnings growth and dividend yields, and will remain highly selective in choosing investments that meet the Portfolio Manager's strict quality criteria and valuation parameters.

NOTE: The views expressed are those of the Portfolio Managers as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                     A $10,000 INVESTMENT COMPARED TO THE
                S&P MIDCAP 400/BARRA VALUE INDEX SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [CHART]

               Neuberger Berman Partners Mid        S&P MidCap 400/Barra
                Cap Value Portfolio-Class A              Value Index

     11/98                10,000                            10,000
     6/99                 12,704                            11,296
     6/00                 13,547                            11,315
     6/01                 16,104                            15,038

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                              As of June 30, 2001
--------------------------------------------------------------------------------

                     Neuberger Berman Partners
                      Mid Cap Value Portfolio    S&P MidCap 400/
                   Class A   Class B    Class E  Barra Value Index

6 Months           -0.65%      N/A        N/A         7.54%
1 Year             18.88       N/A        N/A        32.90
3 Years              N/A       N/A        N/A          N/A
5 Years              N/A       N/A        N/A          N/A
10 Years             N/A       N/A        N/A          N/A
Since
Inception          19.79%     0.35%/2/   0.35%/2/    16.53%

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/The S&P MidCap 400/BARRA Value Index is an unmanaged measure of stocks in the S&P MidCap 400 Index having the lowest price-to-book ratios. Direct investment in the Index is not possible.
/2/Inception date was May 1, 2001.

                                  MDA-13

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT
OBJECTIVE
To achieve long-term capital growth, and secondarily, dividend income.



INCEPTION
DATE 11/9/98



ASSET CLASS
Large Cap Stocks



UNDERLYING
INVESTMENTS
Normally invests at least 65% of its total assets in large cap stocks that demonstrate sustained growth characteristics.



    NET ASSETS
    $174 million




    PORTFOLIO
     MANAGER
  Robert W. Smith

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2001, the Portfolio returned -7.50% outperforming its composite benchmark, which is comprised of 80% of the Standard & Poor's 500 Composite Stock Price Index/1/ (S&P 500)/and 20% Morgan Stanley Capital International (MSCI) EAFE(R) Index/2/, which returned -14.87%. The Portfolio's peer group, the Lipper Large Cap Growth Underlying Funds Average, returned -0.95%.

The Portfolio's focus on growth stocks, which remained out of favor, and its technology and telecommunication stocks this period contributed to the negative performance.

PORTFOLIO ACTIVITY
Strength in the Portfolio came from strong cash generators like Microsoft, Philip Morris and AOL Time Warner, which were among the Portfolio's top performers. One of the benefits of having strong cash flows means the money may be used to make acquisitions that are immediately accretive to earnings or may be used for productivity enhancements that may boost margins in the future. Money was moved out of the technology sector and added to health care services, which included UnitedHealth Group, Wellpoint Health Networks and The Healthcare Company. Also added to the Portfolio were premier financial companies, including American International Group and Fifth Third Bancorp.

The poor performers included concept stocks, stocks that fit the general portfolio theme, with uncertain cash flows such as Exodus Communications and Crown Castle International. Cisco Systems and Corning were also among the poor performers after they announced significant shortfalls in revenues and earnings.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                               as of June 30, 2001

                                                                      % of Total
Security                                                              Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc. .........................................................3.8%
Federal Home Loan Mortgage Corp. ........................................3.2%
Pfizer, Inc. ............................................................3.1%
General Electric Co. ....................................................3.0%
First Data Corp. ........................................................2.5%
UnitedHealth Group, Inc. ................................................2.2%
AOL Time Warner, Inc. ...................................................2.2%
Philip Morris Cos., Inc. ................................................2.0%
Microsoft Corp. .........................................................1.8%
Johnson & Johnson .......................................................1.7%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

PORTFOLIO OUTLOOK:
As we enter the last six months of 2001, the Portfolio Manager will continue to encounter two opposing forces: falling interest rates, which are historically positive for equities, and declining earnings expectations, that are generally negative. We will continue to invest in U.S. stocks of blue chip companies such as Citigroup which has a diversified revenue stream that allows it to weather most storms and will likely benefit from an economic recovery as consumer spending habits increase and more monies are borrowed. However, the Portfolio Manager will carefully monitor the price paid for stocks as the Portfolio Manager thinks the recovery may be gradual.

NOTE: The views expressed are those of the Portfolio Manager as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                       A $10,000 INVESTMENT COMPARED TO
                        80% S&P 500/20% MSCI EAFE INDEX
                                 SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [CHART]

                      T. Rowe Large Cap     80% S&P 500/20%
                      Growth Portfolio      MSCI EAFE Index

             11/98          10,000               10,000
             6/99           11,991               12,350
             6/00           14,495               13,496
             6/01           12,406               11,256

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                              As of June 30, 2001
--------------------------------------------------------------------------------

                T. Rowe Price Large Cap Portfolio   80% S&P 500/20%
                   Class A         Class E          MSCI EAFE Index

6 Months            -7.50%           N/A               -14.87%
1 Year             -14.41            N/A               -23.84
3 Years               N/A            N/A                  N/A
5 Years               N/A            N/A                  N/A
10 Years              N/A            N/A                  N/A
Since
Inception            8.51%         -3.08%/3/             0.76%

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.
/2/The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure for Europe, Australasia and the Far East. Direct investment in the Index is not possible.
/3/Inception date was May 1, 2001.

                                  MDA-14

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT
OBJECTIVE
To equal the performance of the Lehman Brothers(R) Aggregate Bond Index.



INCEPTION
DATE  11/9/98


ASSET CLASS
U.S. Bonds


UNDERLYING
INVESTMENTS
Normally invests most of its assets in fixed income securities included in the Lehman Brothers(R) Aggregate Bond Index.


    NET ASSETS
    $210.2 million



    AVERAGE
     BOND
    QUALITY
      AA+




  PORTFOLIO
 MANAGEMENT
   MetLife
 Investment
 Department

PERFORMANCE AT A GLANCE
For the six months ended June 30, 2001, the Portfolio returned 3.23% while its benchmark, the Lehman Brothers(R) Aggregate Bond Index,/1/ returned 3.62% over the same period. An index portfolio cannot exactly duplicate its benchmark Index's return because of differences that result primarily from sampling, pricing and transaction costs.

The correlation of return between the Portfolio and Index over the last 12 months was 99.5%. Since the Portfolio's inception in November 1998, this correlation has been 99.7%. The Portfolio's return primarily reflects steady investment in the fixed income marketplace in the face of volatile equity markets.

PORTFOLIO ACTIVITY
During the first half of the year, concerns over slowing U.S. economic growth, coupled with investors "flight to quality" to less risky fixed-income securities in the face of volatile equity markets led to lower interest rates, particularly for short and intermediate-term securities. Concern that the U.S. economy was headed into recession prompted the Federal Reserve to ease overnight lending rates by 275 basis points to 3.5% since early January. Their last move came at the June 27 Federal Open Market Committee (FOMC) meeting.

Continued weakness in manufacturing, and corporate profits, declining consumer confidence, as well as comments from the Federal Reserve encouraged a negative market as the second quarter progressed. Due to this weakness, the rates along the yield curve continued to decline with short-term interest rates falling faster than long-term rates. At one point, two-year Treasuries fell below 4% but have since bounced back up to 4.05%. Continued economic weakness will keep the Federal Reserve attentive as we head into the third quarter of 2001. At this juncture the Federal Reserve will possibly ease interest rates this summer or fall.

The FOMC's forecasts for growth and inflation are expected to show continued weakness. The FOMC is likely to shave its estimate of the central tendacy for real GDP growth for 2001 from 2.00% to 2.5% to 1.75% to 2.00% on an annualized basis.

--------------------------------------------------------------------------------
                                TOP BOND HOLDINGS
--------------------------------------------------------------------------------

United States Treasury Notes .............................................16.9%
Federal National Mortgage Association ....................................16.3%
Federal Home Loan Mortgage ...............................................14.7%
United States Treasury Bonds ..............................................8.8%
Government National Mortgage
   Association ............................................................6.4%
General Motors Acceptance Corp. ...........................................3.1%
Federal Farm Credit Banks .................................................0.8%
Ford Motor Credit Co. .....................................................0.7%
Deutsche Telekom International Finance ....................................0.5%
PDVSA Finance, Ltd. .......................................................0.5%

The Index is currently comprised of U.S. Treasuries (24%), U.S. agencies (11%), mortgage-backed securities (35%), credit (26%), asset-backed securities (2%), and collateralized mortgage-backed securities (2%).

OUTLOOK
Factors that can impact the return of the Portfolio and Index include the Federal Reserve's interest rate policy and global economic trends. With recent data indicating slower U.S. economic growth, the market's expectation is for the Federal Reserve to lower short-term interest rates at the next FOMC meeting. Once the economy stabilizes in the third quarter of 2001, short-term rates should back up resulting in a flatter yield curve as we head into the fourth quarter of 2001.

NOTE: The views expressed are those of Portfolio Management as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                       A $10,000 INVESTMENT COMPARED TO
                       THE LEHMAN BROTHERS(R) AGGREGATE
                           BOND INDEX SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [CHART]

               Lehman Brothers Aggregate      Lehman Brothers Aggregate
                 Bond Index Portfolio                 Bond Index

        11/98           10,000                          10,000
        6/99             9,949                           9,949
        6/00            10,391                          10,403
        6/01            11,500                          11,571

--------------------------------------------------------------------------------
                         Average Annual Total Returns
                              As of June 30, 2001
--------------------------------------------------------------------------------

                                                              Lehman
                     Lehman Brothers Aggregate               Brothers
                        Bond Index Portfolio                 Aggregate
                 Class A      Class B       Class E         Bond Index

6 Months          3.23%         N/A           N/A               3.62%
1 Year           10.67          N/A           N/A              11.23
3 Years            N/A          N/A           N/A                N/A
5 Years            N/A          N/A           N/A                N/A
10 Years           N/A          N/A           N/A                N/A
Since
Inception         5.44%        2.11%/2/      0.70%/3/           5.62%
--------------------------------------------------------------------------------
The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/The Lehman Brothers(R) Aggregate Bond Index is an unmanaged measure of bond market performance. Direct Investment in the Index is not possible. /2/Inception date was January 2, 2001.
/3/Inception date was May 1, 2001.

                                  MDA-15

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To equal the performance of the MSCI EAFE(R) Index.

INCEPTION DATE 11/9/98

ASSET CLASS
International Stocks

UNDERLYING INVESTMENTS
Normally invests most of its assets in securities included in the MSCI EAFE(R) Index, which primarily includes equity securities in countries outside the U.S.

NET ASSETS
$108.2 million

PORTFOLIO MANAGEMENT
MetLife Investment Department

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2001, the Portfolio returned -14.58%. The Morgan Stanley Capital International (MSCI) EAFE Index/1/, which the Portfolio is designed to track, returned -14.61% for the same period. After giving up -13.7% in the first quarter, the MSCI EAFE Index gave up an additional -1.0% during the second quarter 2001. The Portfolio cannot exactly duplicate the MSCI EAFE Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

The Portfolio is managed on a sampling basis and normally owns most of the companies in the MSCI EAFE Index, which is comprised of approximately 1,000 companies in developed markets outside the U.S.

PORTFOLIO ACTIVITY The financial sector, which declined (-13.6%) during the first six months of the year, was the single most negative contributor to the Index, subtracting (-3.5%) from the mid-year total Index return. The information technology sector also performed poorly, down over (-33.8%), impacting the MSCI EAFE Index by a negative (-3.3%). Five stocks accounted for over a quarter of MSCI EAFE's negative mid-year return. These stocks were: Nokia (-48.6%), Vodafone Group (-39.3%), Ericsson Tel (-51.6%), Alcatel (-62.7%), and France Telecom (-43.8%) The United Kingdom, France, and Japan, which combine for approximately 55% of the Index capitalization, contributed nearly 48% of the Index's negative performance. Only three countries, Australia (+3.4%), Ireland (+3.9%), and New Zealand (+5.0%), had positive returns for the first half of the year.

PORTFOLIO OUTLOOK
Factors that could impact EAFE stock prices in the coming quarter include interest rates, continued market volatility and currency movements.

NOTE: The views expressed are those of Portfolio Management as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                               as of June 30, 2001

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
BP Amoco, Plc. .......................................................  2.4%
Glaxosmithkline, Plc. ................................................  2.3%
Vodafone AirTouch, Plc. ..............................................  2.0%
Toyota Motor Corp. ...................................................  1.7%
Royal Dutch Petroleum ................................................  1.6%
HSBC Holdings, Plc. ..................................................  1.4%
Nokia AB Oyj .........................................................  1.4%
Novartis AG ..........................................................  1.4%
Total Fina S.A. ......................................................  1.4%
Nestle S.A. ..........................................................  1.1%

There is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      A $10,000 INVESTMENT COMPARED TO THE
                          MSCI EAFE INDEX SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [CHART]

                      Morgan Stanley EAFE Index Portfolio     MSCI EAFE Index

11/98                               10,000                        10,000
6/99                                11,192                        11,361
6/00                                12,916                        13,310
6/01                                 9,865                        10,168

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------

                       Morgan Stanley EAFE Index Portfolio     MSCI EAFE
                         Class A     Class B     Class E         Index

6 Months                  -14.58%       N/A         N/A         -14.61%
1 Year                    -23.63        N/A         N/A         -23.60
3 Years                      N/A        N/A         N/A            N/A
5 Years                      N/A        N/A         N/A            N/A
10 Years                     N/A        N/A         N/A            N/A
Since Inception            -0.51%    -14.53%/2/   -8.53%/3/       0.63%
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ MSCI EAFE(R) Index is an unmanaged, commonly used measure for Europe, Australasia and the Far East. The index consists of approximately 1,000 stocks. Direct investment in the Index is not possible.
/2/  Inception date was January 2, 2001.
/3/  Inception date was May 1, 2001.

                                     MDA-16

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To equal the return of the Russell 2000(R) Index.

INCEPTION
DATE 11/9/98

ASSET CLASS
Small Cap Stocks

UNDERLYING INVESTMENTS
Normally invests most of its assets in common stocks included in the Russell 2000(R) Index.

NET ASSETS
$146.3 million

PORTFOLIO MANAGEMENT
MetLife Investment Department

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2001, the Portfolio returned 5.99%, below the 6.85% return of the Russell 2000(R) Index/1/, which the Portfolio is designed to track. Unlike the larger market capitalization Standard & Poor's 500 Index, which experienced sharp monthly return volatility during the first and second quarters, the Russell 2000 experienced a steadier pattern of performance after the first quarter. April was the best performing month, returning 7.82%, while May and June combined to add another 5.94% to the benchmark return. The Portfolio cannot exactly duplicate the Russell 2000 Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

The Portfolio is managed on a sampling basis and owns approximately 1,500 of the stocks in the Index.

PORTFOLIO ACTIVITY
Three sectors accounted for nearly 98% of the Russell 2000 Index positive return for the first half of the year. The consumer cyclical sector, which had a beginning benchmark weight of 15.5%, increased +19.4%. The financial sector, with a beginning benchmark weight of 21.5%, increased +12.1% by mid-year. Consumer staples, with a sector weight of 7.3%, increased a positive +14.6%.

The three largest names to positively impact performance were Abercrombie & Fitch (+122.6%), AmeriCredit Corp (+90.6%), and Service Corp International (+263.4%). Overall, the three largest contributors to negative performance during the first half of the year were Manugistics Group (-55.9%), Netiq Corp. (-64.1%) and Informatica Corp (-56.1%).

On June 29, 2001 Frank Russell underwent their annual reconstitution. In total, 609 companies were added to the Russell 2000 Index and 431 were deleted. The difference of 178 names is due to attrition throughout the period between annual reconstitutions. The annual Russell 2000 reconstitution generated approximately 57% turnover.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in the coming quarter include the Federal Reserve's interest rate policy, corporate earnings, unemployment trends, and the overall performance of the technology, and financial sectors.

NOTE: The views expressed are those of Portfolio Management as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                               as of June 30, 2001

                                                                      % of Total
Security                                                              Net Assets
--------------------------------------------------------------------------------
*iShares Russell 2000 Index Fund ....................................... 0.9%
TriQuint Semiconductor, Inc. ........................................... 0.2%
Novell, Inc. ........................................................... 0.2%
Lifepoint Hospitals, Inc. .............................................. 0.2%
Informix Corp. ......................................................... 0.2%
Indymac Bancorp, Inc. .................................................. 0.2%
Incyte Genomics, Inc. .................................................. 0.2%
Colonial Bancgroup, Inc. ............................................... 0.2%
Electronics For Imaging, Inc. .......................................... 0.2%
Fisher Scientific International, Inc. .................................. 0.2%
Renal Care Group, Inc. ................................................. 0.2%

*Please note that this holding is an investment fund and not common stock. There is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                      THE RUSSELL 2000 INDEX SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [CHART]

                        Russell 2000 Index Portfolio    Russell 2000 Index

11/98                               10,000                    10,000
6/99                                11,630                    12,213
6/00                                13,256                    13,962
6/01                                13,200                    14,042


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------

                                 Russell 2000 Index            Russell
                          Class A     Class B     Class E     2000 Index

6 Months                    5.99%       N/A         N/A          6.85%
1 Year                     -0.42        N/A         N/A          0.57
3 Years                      N/A        N/A         N/A           N/A
5 Years                      N/A        N/A         N/A           N/A
10 Years                     N/A        N/A         N/A           N/A
Since Inception            11.10%     10.79%/2/    4.68%/3/     12.78%

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Russell 2000(R)Index is an unmanaged, commonly used measure of small stock market performance. The index consists of approximately 2000 small capitalization U.S. stocks. Direct investment in the Index is not possible.
/2/  Inception date was January 2, 2001.
/3/  Inception date was May 1, 2001.

                                     MDA-17

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve capital appreciation.

INCEPTION
DATE   5/1/00

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Invests primarily in common stocks of large capitalization companies believed to offer attractive growth prospects.

NET ASSETS
$51.7 million

PORTFOLIO MANAGER
Putnam Large Cap Growth Team, with Jeffrey Lindsey as the Lead Manager

PERFORMANCE AT A GLANCE
For the six months ended June 30, 2001, the Portfolio returned -20.68%, underperforming its benchmark the Russell 1000 Growth Index/1/, which returned -14.24% for the same period. The Portfolio's peer group, the Lipper Large Cap Core Underlying Funds Average, returned -7.71% for the same period. The Portfolio's performance can be attributed to extreme market volatility, particularly in the first quarter. The stock market regained some ground in the second quarter, but lost its footing again late in the quarter as companies pre-announced earnings disappointments. By the end of June, investors were reacting to any hint of good or bad news, which further contributed to market volatility. Small- and mid-cap stocks outperformed their larger-cap counterparts for the semiannual period.

PORTFOLIO ACTIVITY
In the first quarter of 2001, the Portfolio benefited from relatively strong results in consumer staple and consumer cyclical stocks, as well as from overweighting the outperforming conglomerates sector and underweighting the weak technology sector. However, poor stock-specific results in the technology and health care sectors and the Portfolio's underweighted position in the leading consumer cyclicals sector offset these benefits.

In the second quarter, the Portfolio benefited from strong stock selection in consumer staples (especially cable programming and entertainment) and conglomerates as well as from underweighting the weak energy sector. Detractors from the performance included weak stock performance in telecommunications services, overweighting of the lagging utilities sector and underweighting the technology stocks.

OUTLOOK
The Portfolio Management believes that the current environment of economic uncertainty will continue to pressure rapidly growing, high-quality growth companies. While the Portfolio Management does not expect this condition to persist over the long term, the Portfolio Management has taken steps to focus on growth companies with a proven track record of growing profits even during unsettled economic times.

Going forward, the Portfolio Management plans to overweight financial services (investment brokerage services and strong regional banks) and conglomerates such as General Electric and Tyco International, which made this sector the second-largest contributor to performance. The Portfolio Management will under-weight health care and consumer cyclicals. Within those areas, the Portfolio Management will focus on pharmaceuticals, drug distributors and cardiovascular devices, general merchandise and specialty retailing, respectively.

NOTE: The views expressed are those of the Portfolio Manager as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                               as of June 30, 2001

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
General Electric Co. .................................................. 9.1%
Microsoft Corp. ....................................................... 6.9%
Pfizer, Inc. .......................................................... 6.1%
AOL Time Warner, Inc. ................................................. 5.1%
Viacom, Inc. (Class B) ................................................ 3.3%
Tyco International, Ltd. .............................................. 2.6%
Veritas Software Corp. ................................................ 2.4%
Qualcomm, Inc. ........................................................ 2.3%
Merck & Co., Inc. ..................................................... 2.1%
Medtronic, Inc. ....................................................... 2.1%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     A $10,000 INVESTMENT COMPARED TO THE
                     RUSSELL 1000 GROWTH INDEX SINCE 5/1/00
--------------------------------------------------------------------------------

                                    [CHART]

               Putnam Large Cap Growth Portfolio    Russell 1000 Growth Index

5/00                         10,000                          10,000
6/00                          9,990                          10,121
6/01                          5,790                           6,440


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------

                      Putnam Large Cap Growth Portfolio     Russell 1000
                              Class A     Class E           Growth Index

6 Months                      -20.68%       N/A               -14.24%
1 Year                        -42.04        N/A               -36.17
3 Years                          N/A        N/A                  N/A
5 Years                          N/A        N/A                  N/A
10 Years                         N/A        N/A                  N/A
Since Inception               -37.46%     -5.86%/2/           -33.22%

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Russell 1000 Growth Index is an unmanaged measure of the largest capitalized U.S. companies with higher price-to-book ratios and forecasted growth values. Direct investment in the Index is not possible.
/2/  Inception date was May 1, 2001.

                                  MDA-18

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve high total return consisting principally of capital appreciation.

INCEPTION
DATE 7/5/00

ASSET CLASS
Small Cap Stocks

UNDERLYING INVESTMENTS

Invests at least 65% of total assets in small company value stocks.

NET ASSETS
$213 million

PORTFOLIO MANAGER
John Burbank

PERFORMANCE AT-A-GLANCE
For the six month period ended June 30, 2001, the Portfolio returned 18.96%, significantly better than the Russell 2000(R) Value Index, which returned 12.78% for the same period. The Portfolio also did better than its peer group, the Lipper Small-Cap Core Underlying Funds Average, which returned 5.00%. The Portfolio's performance can be attributed to good individual stock selection and its disciplined value approach during a period in which value stocks out-performed growth stocks by a comfortable margin. Value stocks are companies that are undervalued relative to their long-term potential.

PORTFOLIO ACTIVITY
The Portfolio's top performers cut across a range of industries and reflected the Portfolio Manager's emphasis on stocks that reflect the Portfolio Manager's criteria for attractive value stocks. Positive returns were driven by investments in auto parts and gaming companies. Energy healthcare, producer durables, consumer discretionary and technology stocks also made a positive contribution to performance despite overall weakness in technology early in the period and late in the period for energy. During the period, the Portfolio shifted from an overweight in technology to an underweight in technology and from an under-weight in healthcare to an overweight in healthcare as a result of specific stock sales and purchases.

PORTFOLIO OUTLOOK
Although the Portfolio Manager does not focus on the economy or the direction of the market, the Portfolio Manager expects a volatile and trendless market to continue until the economic picture clears. Consistent with the Portfolio's strategy, the Portfolio Manager continues to focus on bottom-up security selection rather than security selection with a disciplined and price-conscious approach to both security valuation and trading. The Portfolio continues to purchase shares in a new company in small amounts, and then adds to those shares as conviction in their potential grows, or eliminates shares at no significant loss to the Portfolio if they fail to live up to expectations.

NOTE: The views expressed are those of the Portfolio Manager as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                               as of June 30, 2001

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
Mandalay Resort Group ................................................. 2.6%
Ocean Energy, Inc. .................................................... 2.1%
Ace, Ltd. ............................................................. 1.8%
DaVita, Inc. .......................................................... 1.8%
Wabtec ................................................................ 1.7%
Agrium, Inc. .......................................................... 1.7%
HS Resources, Inc. .................................................... 1.5%
Varian Semiconductor Equipment, Inc. .................................. 1.5%
Partnerre, Ltd. ....................................................... 1.4%
Methanex Corp. ........................................................ 1.3%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                    THE RUSSELL 2000 VALUE INDEX SINCE 7/5/00
--------------------------------------------------------------------------------

                                    [CHART]

                State Street Research Aurora
            Small Cap Value Portfolio - Class A     Russell 2000 Value Index

7/00                      10,000                            10,000
6/01                      14,658                            13,080


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------

                       State Street Research Aurora
                         Small Cap Value Portfolio        Russell 2000
                      Class A     Class B     Class E     Value Index

6 Months               18.96%       N/A         N/A          12.78%
1 Year                   N/A        N/A         N/A            N/A
3 Years                  N/A        N/A         N/A            N/A
5 Years                  N/A        N/A         N/A            N/A
10 Years                 N/A        N/A         N/A            N/A
Since Inception        46.58%      2.55%/2/    2.55%/2/      28.40%
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Russell 2000(R)Value Index is an unmanaged measure of approximately 2,000 U.S. small capitalization stocks. Direct investment in the Index is not possible.
/2/  Inception date was May 1, 2001.

                                     MDA-19

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE MID CAP STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To equal the performance of the Standard & Poor's MidCap 400 Composite Stock Price ("S&P MidCap 400 Index").

INCEPTION
DATE 7/5/00

ASSET CLASS
Mid Cap Stocks

UNDERLYING INVESTMENTS
Invests in the common stock of companies which are included in the S&P Mid Cap 400 Index.

NET ASSETS
$86.6 million

PORTFOLIO MANAGEMENT
MetLife Investment Department

PERFORMANCE AT-A-GLANCE
For the six months ended June 30, 2001, the Portfolio returned 5.16%. The Portfolio outperformed its benchmark, the Standard & Poor's MidCap 400 Composite Stock Price Index/1/ ("S&P 400 Index") which returned 0.96% for the same period. Unlike the first quarter of 2001 where the S&P MidCap Index closely tracked the S&P 500, the second quarter saw MidCap stocks outperform the larger capitalization S&P 500 stocks by over 7.3%.

PORTFOLIO ACTIVITY
The consumer cyclicals sector, which had a beginning-of-year weight of 14.0%, rose (+12.3%) and accounted for the majority of the benchmark's six-month return. The energy sector which had a beginning-of-year weight of 7.2%, decreased (-13.5%) and largely offset the strong performance of the consumer cyclicals sector to lead the S&P 400 index to close relatively flat at mid-year.

The three largest stocks to have a positive impact on the performance of the S&P 400 during the first half of the year were Nvidia (+183.0%), Abercrombie & Fitch (+122.6%) and Genzyme (+35.6%). There were fifteen securities added to the S&P 400 MidCap Index during the first half of the year.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in the coming quarter include the Federal Reserve's interest rate policy, corporate earnings, unemployment trends, and the overall performance of the technology and financial sectors.

NOTE: The views expressed are those of Portfolio Management as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                               as of June 30, 2001

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
Millennium Pharmaceuticals ............................................ 1.5%
Waters Corp. .......................................................... 1.1%
Concord EFS, Inc. ..................................................... 1.1%
IDEC Pharmaceuticals Corp. ............................................ 1.0%
Cintas Corp. .......................................................... 1.0%
Genzyme Corp. ......................................................... 1.0%
Univision Communications Inc. ......................................... 1.0%
DST Systems, Inc. ..................................................... 0.9%
Rational Software Corp. ............................................... 0.8%
Cadence Design Systems, Inc. .......................................... 0.8%

There is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      A $10,000 INVESTMENT COMPARED TO THE
                       S&P MID CAP 400 INDEX SINCE 7/5/00
--------------------------------------------------------------------------------

                                    [CHART]

                 MetLife Mid Cap Stock Index     S&P Mid Cap Stock 400 Index

7/00                       10,000                           10,000
6/01                       10,750                           10,887


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------

                       MetLife Mid Cap Stock Portfolio     S&P MidCap
                       Class A     Class B     Class E     400 Index

6 Months                5.16%        N/A         N/A         0.97%
1 Year                   N/A         N/A         N/A          N/A
3 Years                  N/A         N/A         N/A          N/A
5 Years                  N/A         N/A         N/A          N/A
10 Years                 N/A         N/A         N/A          N/A
Since Inception         7.50%       5.07%/2/    0.95%/3/     8.87%
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ Standard & Poor's MidCap 400 Composite Stock Price (S&P 400) Index is an unmanaged, commonly used measure of MidCap stock performance. The index consists of 400 mid-capitalization U.S. stocks as published by Standard & Poors. Direct investment in the Index is not possible.
/2/  Inception date was January 2, 2001.
/3/  Inception date was May 1, 2001.

                                     MDA-20

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
JANUS GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve long-term growth of capital.

INCEPTION
DATE 5/1/01

ASSET CLASS
Common Stocks

UNDERLYING INVESTMENTS
Stocks of companies of any size, from large to small cap companies selected for their growth potential.

NET ASSETS
$5.3 million

PORTFOLIO MANAGER
John H. Schreiber

PERFORMANCE AT-A-GLANCE
The Portfolio returned -4.3% from its inception on May 1, 2001 underperforming its benchmark, the Standard & Poor's 500 Index,/1/ which returned -3.10% for the same period. The Portfolio's performance can be attributed to the Portfolio Manager's commitment to finding companies that can still put up impressive revenue and margin numbers during tougher economic times.

PORTFOLIO ACTIVITY
Leading the way in good performance were companies in two sectors that historically anticipate and benefit from economic recoveries: the multimedia and entertainment conglomerates such as AOL Time Warner and the financial services giants such as Citigroup. The diversity of AOL Time Warner's revenue base, including its America Online and cable television holdings helped the companies generate steady results. Similarly, Citigroup benefited from its diverse financial franchise as its credit card division, global consumer bank, and insurance units all contributed to the continued solid performance of the company.

Among the quarter's disappointments were Anadarko Petroleum, an independent oil and gas exploration and production group, and energy wholesaler Enron. Earlier in the year, the energy sector was viewed as a safe haven, but it sagged during the second quarter as natural gas prices dropped. The Portfolio maintains a 30% cash position.

PORTFOLIO OUTLOOK
While the cloudy economic outlook weighed on the volatile equity markets during the second quarter, monetary policy moves set a foundation for a brighter future. First and foremost, the Federal Reserve cut lending rates 1.25% during the period. Second, the nation's money supply continued to grow at a double-digit clip, injecting a massive amount of liquidity into the economy. Finally, the Federal tax bill signed in June contained a $38 billion refund for American tax-payers. Considering these catalysts, it's reasonable to conclude that things are looking up. Looking forward, the Portfolio Manager has sought to maintain flexibility as we continue to methodically and thoughtfully build a Portfolio consisting of quality growth companies purchased at a reasonable price.

NOTE: The views expressed are those of Portfolio Management as of June 30, 2001, and are subject to change based on market and other conditions.Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                               as of June 30, 2001

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
AOL Time Warner, Inc. ................................................. 9.6%
Microsoft Corp. ....................................................... 8.5%
Genentech, Inc. ....................................................... 5.5%
Insight Enterprises, Inc. ............................................. 5.1%
Citigroup, Inc. ....................................................... 4.8%
Merrill Lynch & Co., Inc. ............................................. 4.1%
Pfizer, Inc. .......................................................... 3.1%
Novellus Systems, Inc. ................................................ 3.1%
Lehman Brothers Holdings, Inc. ........................................ 2.7%
Viacom, Inc. (Class B) ................................................ 2.7%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------

                           Janus Growth Portfolio         S&P 500
                      Class A     Class B     Class E      Index

6 Months                 N/A         N/A         N/A         N/A
1 Year                   N/A         N/A         N/A         N/A
3 Years                  N/A         N/A         N/A         N/A
5 Years                  N/A         N/A         N/A         N/A
10 Years                 N/A         N/A         N/A         N/A
Since
Inception              -4.30%      -4.30%      -4.30%      -3.10%

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The S&P 500 Index consists of 500 large capitalization U.S. stocks. Standard & Poor's 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.

                                     MDA-21

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve long-term capital growth.

INCEPTION
DATE 5/1/01

ASSET CLASS
Small Cap Stocks

UNDERLYING INVESTMENTS
Stock of small cap companies.

NET ASSETS
$5.6 million

PORTFOLIO MANAGEMENT
Edward B. Jamieso, Michael McCarthy, Aidan O'Connell

PERFORMANCE AT A GLANCE
The Portfolio returned -3.6% from its inception on May 1, 2001, underperforming its benchmark, the Russell 2500 Growth Index,/1/ which returned 3.91% for the same period. The Portfolio's peer group, the Lipper Small Cap Growth Underlying Funds Average, returned -3.90%. The Portfolio's performance can be attributed to exposure to the weakening energy sector and underexposure to the biotechnology and internet sectors that rallied strongly in the quarter. Economic uncertainty has driven Small-cap investors to the perceived safety of relatively low growth defensive or "value" stocks. The market's migration to more defensive stocks has allowed value-oriented stocks to perform better than the growth stocks in the Small-cap market.

PORTFOLIO ACTIVITY
For the first two months since the Portfolio's funding, the Portfolio Management began purchasing positions in the Portfolio. The top sectors of the Portfolio as of June 30, 2001 were information technology (38%), financials (15%) and industrials (14%).

Over the last two months, the Portfolio Management began building positions in more aggressive sectors, including PC semiconductors and components. However, in light of the economic uncertainty, the Portfolio Management was harder pressed to find a broad number of aggressive sectors with attractive entry points. This situation existed because the more aggressive growth sectors such as technology experienced a sharp rebound early in the second quarter. Unfortunately, this caused prices to move to expensive valuations that were unsustainable, in the Portfolio Management's opinion. These high prices, combined with continuing economic uncertainty, caused the Portfolio Management to make a conscious decision to keep a higher level of cash. The Portfolio Management anticipates investing that cash as opportunities present themselves in more aggressive growth sectors, though there are no indicators to suggest attractive opportunities in the near term. The top position for the quarter ended June 30, 2001, was Affiliated Computer Services, Inc. (2.1%).

PORTFOLIO OUTLOOK
The economic outlook is still uncertain. The Federal Reserve has greatly reduced interest rates which normally leads to an economic rebound and sometimes inflation. To date, inflation has been subdued partly due to moderating energy prices and the strong dollar's dampening effect on import prices. The Portfolio Management is confident that if inflation is restrained, the Federal Reserve's interest rate reductions will eventually restart the economy, thereby creating a fertile environment for growth investing in the small and medium capitalization market. As opportunities and attractive prices present themselves, the Portfolio Management will be selectively buying the stocks of aggressive companies that will benefit most from an economic rebound. The Portfolio Management is optimistic. Although there are clearly areas of the economy that will continue to suffer from the after-effects of overinvestment, the Portfolio Management believes that the broader domestic economy will be moving in an upward direction that favors the Portfolio's growth investment style.

NOTE: The views expressed are those of Portfolio Management as of June 30, 2001, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                               as of June 30, 2001

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc. .................................... 2.1%
Expeditors International Washington, Inc. ............................. 1.7%
BEA Systems, Inc. ..................................................... 1.6%
Tektronix, Inc. ....................................................... 1.4%
Mettler Toledo International, Inc. .................................... 1.2%
Novellus Systems, Inc. ................................................ 1.2%
Veritas Software Corp. ................................................ 1.2%
Hispanic Broadcasting Corp. ........................................... 1.1%
Retek, Inc. ........................................................... 1.0%
Concord EFS, Inc. ..................................................... 1.0%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                               As of June 30, 2001
--------------------------------------------------------------------------------

                              Franklin Templeton Small
                                Cap Growth Portfolio          Russell 2500
                          Class A     Class B     Class E     Growth Index

6 Months                     N/A         N/A         N/A           N/A
1 Year                       N/A         N/A         N/A           N/A
3 Years                      N/A         N/A         N/A           N/A
5 Years                      N/A         N/A         N/A           N/A
10 Years                     N/A         N/A         N/A           N/A
Since Inception            -3.60%      -3.60%      -3.60%         3.91%
--------------------------------------------------------------------------------

The graph and table above do not include withdrawal or surrender charges or Separate Account and policy or contract expenses and (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Russell 2500 Growth Index is an unmanaged, commonly used measure of the 2,500 smallest companies in the Russell 3000 Index. Direct investment is not possible.

                                     MDA-22

--------------------------------------------------------------------------------

                               SEMI ANNUAL REPORT

                                     OF THE

                                  METROPOLITAN

                               SERIES FUND, INC.

                                 JUNE 30, 2001

--------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--96.6% OF TOTAL NET ASSETS

                                                                      VALUE
  SHARES                                                            (NOTE 1A)

           AEROSPACE & DEFENSE--3.6%
 1,015,500 Boeing Co. .........................................   $   56,461,800
   592,500 United Technologies Corp. ..........................       43,406,550
                                                                  --------------
                                                                      99,868,350
                                                                  --------------

           AUTOMOBILES--1.6%
 2,238,300 General Motors Corp. ...............................       45,325,575
                                                                  --------------

           BANKS--6.6%
 1,365,300 Bank One Corp. .....................................       48,877,740
 1,719,664 Citigroup, Inc. ....................................       90,867,046
 1,123,100 FleetBoston Financial Corp. ........................       44,306,295
                                                                  --------------
                                                                     184,051,081
                                                                  --------------

           BIOTECHNOLOGY--1.9%
   194,700 Forest Laboratories, Inc. (b).......................       13,823,700
   643,900 Genzyme Corp. (b) (c)...............................       39,438,875
                                                                  --------------
                                                                      53,262,575
                                                                  --------------

           BROADCASTING--0.9%
   884,200 USA Networks, Inc. (b)..............................       24,753,179
                                                                  --------------

           BUSINESS SERVICES--3.3%
   581,900 Cendant Corp. (b)...................................       11,347,050
 1,036,600 Interpublic Group of Cos., Inc. ....................       30,424,210
 1,661,600 Waste Management, Inc. .............................       51,210,512
                                                                  --------------
                                                                      92,981,772
                                                                  --------------

           CHEMICALS--1.1%
   628,800 E.I. Du Pont de Nemours.............................       30,333,312
                                                                  --------------

           COMMUNICATION SERVICES--6.4%
   930,700 AOL Time Warner, Inc. ..............................       49,327,100
   195,400 Clear Channel Communications (b)....................       12,251,580
 1,720,862 Viacom, Inc. (Class B) (b)..........................       89,054,608
 2,000,900 Worldcom, Inc. .....................................       28,362,758
                                                                  --------------
                                                                     178,996,046
                                                                  --------------

           COMMUNICATIONS--2.8%
 1,281,100 Altera Corp. .......................................       37,023,790
   322,600 EMC Corp. (b).......................................        9,371,530
 1,498,900 Nokia Corp. (ADR)...................................       33,035,756
                                                                  --------------
                                                                      79,431,076
                                                                  --------------

           COMPUTERS & BUSINESS EQUIPMENT--4.5%
   661,100 Agere Systems, Inc. ................................        4,958,250
 1,588,100 American Tower Corp. (c)............................       32,826,027
   420,400 KLA-Tencor Corp. (b)................................       24,555,564
 2,145,800 Sun Microsystems, Inc. .............................       33,710,518

                                                                      VALUE
  SHARES                                                            (NOTE 1A)

           COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
   958,700 Texas Instruments, Inc. ............................   $   30,199,050
                                                                  --------------
                                                                     126,249,409
                                                                  --------------

           CONGLOMERATES--5.1%
 2,325,100 General Electric Co. ...............................      113,348,625
   511,200 Tyco International, Ltd. ...........................       27,860,400
                                                                  --------------
                                                                     141,209,025
                                                                  --------------

           DOMESTIC OIL--4.5%
   400,300 Anadarko Petroleum Corp. ...........................       21,628,209
   493,500 ExxonMobil Corp. ...................................       43,107,225
 1,843,700 Ocean Energy, Inc. (b)..............................       32,172,565
   474,600 Royal Dutch Petroleum Co. (ADR).....................       27,654,942
                                                                  --------------
                                                                     124,562,941
                                                                  --------------

           DRUGS & HEALTH CARE--12.6%
   867,500 Baxter International, Inc. .........................       42,507,500
   967,600 Biogen, Inc. .......................................       52,569,708
 1,093,600 Johnson & Johnson...................................       54,680,000
   194,600 Laboratory Corp. America Holdings (b)...............       14,964,740
 1,326,425 Pfizer, Inc. .......................................       53,123,321
 1,681,400 Pharmacia Corp. ....................................       77,260,330
   844,000 Schering-Plough Corp. ..............................       30,586,560
   634,600 Sepracor, Inc. (b) (c)..............................       25,247,561
                                                                  --------------
                                                                     350,939,720
                                                                  --------------

           ELECTRIC UTILITIES--1.7%
   739,200 Exelon Corp. .......................................       47,397,504
                                                                  --------------

           ELECTRONICS--2.7%
   407,400 Agilent Technologies, Inc. (b)......................       13,240,500
 2,120,000 Intel Corp. ........................................       61,957,000
                                                                  --------------
                                                                      75,197,500
                                                                  --------------

           FINANCIAL SERVICES--6.6%
   265,000 Federal National Mortgage Association...............       22,564,750
 1,366,150 J.P. Morgan Chase & Co. ............................       60,930,290
 1,158,800 Morgan Stanley Dean Witter & Co. ...................       74,429,724
   719,450 Washington Mutual, Inc. ............................       27,015,348
                                                                  --------------
                                                                     184,940,112
                                                                  --------------

           FOOD & BEVERAGES--3.2%
   650,000 Kraft Foods, Inc. ..................................       20,150,000
 1,549,400 PepsiCo, Inc. ......................................       68,483,480
                                                                  --------------
                                                                      88,633,480
                                                                  --------------


                See accompanying notes to financial statements.

                                     MSF-1

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)                SHORT TERM INVESTMENTS--3.4%

                                                                      VALUE
  SHARES                                                            (NOTE 1A)

           HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.3%
   869,100 Gemstar-TV Guide International, Inc. ...............   $   37,045,388
                                                                  --------------

           HOUSEHOLD PRODUCTS--0.9%
   411,500 Procter & Gamble Co. ...............................       26,253,700
                                                                  --------------

           INSURANCE--6.5%
 2,521,515 ACE, Ltd. ..........................................       98,566,021
   490,000 MGIC Investment Corp. ..............................       35,593,600
   922,200 St. Paul Cos., Inc. ................................       46,746,318
                                                                  --------------
                                                                     180,905,939
                                                                  --------------

           LEISURE--1.5%
 1,404,800 The Walt Disney Co. ................................       40,584,672
                                                                  --------------

           PAPER & FOREST--1.2%
   935,400 International Paper Co. ............................       33,393,780
                                                                  --------------

           PETROLEUM SERVICES--0.4%
   315,100 Noble Drilling Corp. (b)............................       10,319,525
                                                                  --------------

           RETAIL--6.4%
   972,000 Bed Bath & Beyond, Inc. (b).........................       29,160,000
 1,047,700 Home Depot, Inc. ...................................       48,770,435
 1,889,400 Target Corp. .......................................       65,373,240
   730,200 Wal-Mart Stores, Inc. ..............................       35,633,760
                                                                  --------------
                                                                     178,937,435
                                                                  --------------

           SOFTWARE--7.9%
   504,700 Electronic Arts, Inc. (b)...........................       29,121,190
   974,600 Intuit, Inc. (b)....................................       38,979,127
   227,700 Mercury Interactive Corp. (b).......................       13,591,413
 1,147,800 Microsoft Corp. (b).................................       82,446,474
   998,200 Peregrine Systems, Inc. (b).........................       28,803,061
   578,100 Siebel Systems, Inc. (b)............................       27,164,918
                                                                  --------------
                                                                     220,106,183
                                                                  --------------

           TELEPHONE--0.4%
   397,000 Qwest Communications International, Inc. ...........       12,652,390
                                                                  --------------

           TOBACCO--1.0%
   571,100 Philip Morris Cos., Inc. ...........................       28,983,325
                                                                  --------------
           Total Common Stocks
            (Identified Cost $2,624,809,676)...................    2,697,314,994
                                                                  --------------

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)
             COMMERCIAL PAPER--3.4%
 $43,462,000 American Express Credit Corp. 3.700%, 7/2/01.....   $   43,457,533
  47,331,000 Household Finance Corp.
              3.800%, 07/05/01................................       47,311,016
   4,434,000 Wells Fargo & Co.
              3.900%, 07/03/01................................        4,433,039
                                                                 --------------
                                                                     95,201,588
                                                                 --------------
             Total Short Term Investments
              (Identified Cost $95,201,588)...................       95,201,588
                                                                 --------------
             Total Investments--100.0%
              (Identified Cost $2,720,011,264) (a)............    2,792,516,582
             Other assets less liabilities....................         (643,752)
                                                                 --------------
             TOTAL NET ASSETS--100%...........................   $2,791,872,830
                                                                 ==============

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $2,720,011,264 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.......... $ 310,404,892
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..........  (237,899,574)
                                                                 -------------
   Net unrealized appreciation.................................. $  72,505,318
                                                                 =============

(b) Non-Income producing security.

(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $39,897,419 with collateral backing valued at $41,539,271.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)


ASSETS
 Investments at value.............................              $2,792,516,582
 Cash.............................................                     158,849
 Receivable for:
 Securities sold..................................                  12,673,756
 Fund shares sold.................................                     495,135
 Dividends and interest...........................                   1,663,837
 Collateral for securities loaned.................                  41,539,271
                                                                --------------
  Total Assets....................................               2,849,047,430
LIABILITIES
 Payable for:
 Fund shares redeemed.............................  $    65,058
 Securities purchased.............................   14,376,542
 Return of collateral for securities loaned.......   41,539,271
 Accrued expenses:
 Management fees..................................    1,113,949
 Other expenses...................................       79,780
                                                    -----------
  Total Liabilities...............................                  57,174,600
                                                                --------------
NET ASSETS........................................              $2,791,872,830
                                                                ==============
 Net assets consist of:
 Capital paid in..................................              $2,783,713,819
 Undistributed net investment income..............                   2,978,721
 Accumulated net realized gains (losses)..........                 (67,325,028)
 Unrealized appreciation (depreciation) on
  investments.....................................                  72,505,318
                                                                --------------
NET ASSETS........................................              $2,791,872,830
                                                                ==============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($2,791,691,644 divided by 99,396,179 shares of
 beneficial interest).............................              $        28.09
                                                                ==============

CLASS B
Net asset value and redemption price per share
 ($181,089 divided by 6,496 shares of beneficial
 interest)........................................              $        27.88
                                                                ==============

CLASS E
Net asset value and redemption price per share
 ($97 divided by 3 shares of beneficial interest).              $        27.97
                                                                ==============
Identified cost of investments....................              $2,720,011,264
                                                                ==============

INVESTMENT INCOME
 Dividends........................................             $  11,073,387
 Interest.........................................                 3,594,692(a)
                                                               -------------
                                                                  14,668,079
EXPENSES
 Management fees.................................. $6,959,352
 Service and distribution fees--Class B...........         23
 Directors fees and expenses......................      6,257
 Custodian........................................    161,371
 Audit and tax services...........................      9,231
 Legal............................................      6,091
 Printing.........................................    474,711
 Insurance........................................      2,186
 Miscellaneous....................................        979
                                                   ----------
 Total expenses before reductions.................  7,620,201
 Expense reductions...............................   (453,407)     7,166,794
                                                   ----------  -------------
NET INVESTMENT INCOME.............................                 7,501,285
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.................................               (53,420,383)
Unrealized appreciation (depreciation) on:
 Investments--net.................................              (292,020,665)
                                                               -------------
Net gain (loss)...................................              (345,441,048)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................             $(337,939,763)
                                                               =============

(a) Income on securities loaned $83,958

                See accompanying notes to financial statements.

                                     MSF-3

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                SIX MONTHS ENDED   YEAR ENDED
                                                    JUNE 30,      DECEMBER 31,
                                                      2001            2000
                                                ---------------- --------------
FROM OPERATIONS
 Net investment income........................   $    7,501,285  $   17,389,307
 Net realized gain (loss).....................      (53,420,383)    356,979,192
 Unrealized appreciation (depreciation).......     (292,020,665)   (589,040,799)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS..................................     (337,939,763)   (214,672,300)
                                                 --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A......................................      (21,911,871)              0
 Class B......................................                0               0
 Class E......................................                0               0
                                                 --------------  --------------
                                                    (21,911,871)              0
                                                 --------------  --------------
 Net realized gain
 Class A......................................     (367,325,777)    (39,952,468)
 Class B......................................                0               0
 Class E......................................                0               0
                                                 --------------  --------------
                                                   (367,325,777)    (39,952,468)
                                                 --------------  --------------
 TOTAL DISTRIBUTIONS..........................     (389,237,648)    (39,952,468)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS..................      240,086,864     (89,727,501)
                                                 --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS......     (487,090,547)   (344,352,269)
NET ASSETS
 Beginning of the period......................    3,278,963,377   3,623,315,646
                                                 --------------  --------------
 End of the period............................   $2,791,872,830  $3,278,963,377
                                                 ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period............................   $    2,978,721  $   17,389,307
                                                 ==============  ==============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                             SIX MONTHS ENDED              YEAR ENDED
                              JUNE 30, 2001             DECEMBER 31, 2000
                         -------------------------  --------------------------
                           SHARES          $          SHARES           $
                         ----------  -------------  -----------  -------------
CLASS A
 Sales..................    967,830  $  29,744,226    1,982,540  $  79,707,644
 Reinvestments.......... 13,763,708    389,237,648      949,892     39,952,468
 Redemptions............ (5,575,191)  (179,080,971)  (5,267,751)  (209,387,613)
                         ----------  -------------  -----------  -------------
 Net increase
  (decrease)............  9,156,347  $ 239,900,903   (2,335,319) $ (89,727,501)
                         ==========  =============  ===========  =============
CLASS B
 Sales..................      6,671  $     190,795            0  $           0
 Reinvestments..........          0              0            0              0
 Redemptions............       (175)        (4,934)           0              0
                         ----------  -------------  -----------  -------------
 Net increase
  (decrease)............      6,496  $     185,861            0  $           0
                         ==========  =============  ===========  =============
CLASS E
 Sales..................          3  $         100            0  $           0
 Reinvestments..........          0              0            0              0
 Redemptions............          0              0            0              0
                         ----------  -------------  -----------  -------------
 Net increase
  (decrease)............          3  $         100            0  $           0
                         ==========  =============  ===========  =============
 Increase (decrease)
  derived from capital
  share transactions....  9,162,846  $ 240,086,864   (2,335,319) $ (89,727,501)
                         ==========  =============  ===========  =============

                See accompanying notes to financial statements.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                        CLASS A                                       CLASS B     CLASS E
                           -------------------------------------------------------------------------  --------    --------
                                                                                                       MAY 1,      MAY 1,
                                                                                                      2001(A)     2001(A)
                           SIX MONTHS                    YEAR ENDED DECEMBER 31,                      THROUGH     THROUGH
                           ENDED JUNE     ----------------------------------------------------------  JUNE 30,    JUNE 30,
                            30, 2001         2000        1999        1998        1997        1996       2001        2001
                           ----------     ----------  ----------  ----------  ----------  ----------  --------    --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $    36.34     $    39.14  $    37.10  $    31.92  $    30.51  $    27.56   $29.14      $29.23
                           ----------     ----------  ----------  ----------  ----------  ----------   ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income...        0.09           0.19        0.23        0.36        0.44        0.36     0.01        0.00
 Net realized and
  unrealized gain (loss)
  on investments.........       (3.83)         (2.55)       6.38        8.52        7.72        5.78    (1.27)      (1.26)
                           ----------     ----------  ----------  ----------  ----------  ----------   ------      ------
 Total from investment
  operations.............       (3.74)         (2.36)       6.61        8.88        8.16        6.14    (1.26)      (1.26)
                           ----------     ----------  ----------  ----------  ----------  ----------   ------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income......       (0.25)          0.00       (0.24)      (0.36)      (0.44)      (0.36)    0.00        0.00
 Distributions from net
  realized capital gains.       (4.26)         (0.44)      (4.33)      (3.34)      (6.31)      (2.83)    0.00        0.00
                           ----------     ----------  ----------  ----------  ----------  ----------   ------      ------
 Total distributions.....       (4.51)         (0.44)      (4.57)      (3.70)      (6.75)      (3.19)    0.00        0.00
                           ----------     ----------  ----------  ----------  ----------  ----------   ------      ------
NET ASSET VALUE, END OF
 PERIOD..................  $    28.09     $    36.34  $    39.14  $    37.10  $    31.92  $    30.51   $27.88      $27.97
                           ==========     ==========  ==========  ==========  ==========  ==========   ======      ======
TOTAL RETURN (%).........       (10.4)(b)       (6.2)       18.5        28.2        28.4        22.2     (4.3)(b)    (4.3)(b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%)..........        0.52 (c)       0.50        0.49        0.53        0.43        0.29     0.77 (c)    0.67 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (d)......        0.49 (c)       0.49         --          --          --          --      0.73 (c)    0.64 (c)
Ratio of net investment
 income to average net
 assets (%)..............        0.51 (c)       0.48        0.59        1.04        1.37        1.29     0.37 (c)    0.36 (c)
Portfolio turnover rate
 (%).....................         114 (c)         86          83          74          83          93      114 (c)     114 (c)
Net assets, end of period
 (000)...................  $2,791,692     $3,278,964  $3,623,316  $3,112,081  $2,349,062  $1,597,728   $  181      $  0.1

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-5

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--94.2% OF TOTAL NET ASSETS

    FACE                                                            VALUE
   AMOUNT                                                         (NOTE 1A)

            AEROSPACE & DEFENSE--0.7%
 $  850,000 United Technologies Corp. 6.350%, 03/01/11........   $    841,950
  2,850,000 United Technologies Corp. 6.700%, 08/01/28........      2,712,801
                                                                 ------------
                                                                    3,554,751
                                                                 ------------

            AUTO PARTS--0.2%
  1,275,000 Lear Corp. 7.960%, 05/15/05.......................      1,292,417
                                                                 ------------

            AUTOMOBILES--1.2%
  5,050,000 BMW Vehicle Owner Trust 5.110%, 05/25/06..........      5,008,944
  1,375,000 Briggs & Straton (144A) 8.875%, 03/15/11..........      1,386,591
                                                                 ------------
                                                                    6,395,535
                                                                 ------------

            BIOTECHNOLOGY--0.5%
  2,325,000 Beckman Instructions, Inc. 7.100%, 03/04/03.......      2,354,179
                                                                 ------------

            BUSINESS SERVICES--0.3%
  1,350,000 Electronic Data Systems Corp. 7.450%, 10/15/29....      1,346,922
                                                                 ------------

            CHEMICALS--0.4%
  1,950,000 Lyondell Chemical Co. 9.625%, 05/01/07............      1,945,125
                                                                 ------------

            COLLATERALIZED MORTGAGE OBLIGATIONS--5.6%
  1,247,025 Bear Stearns Commercial Mortgage Securities, Inc.
             6.080%, 09/15/10.................................      1,232,801
  3,250,000 Commercial Mortgage Acceptance Corp. (144A)
             5.440%, 05/15/13.................................      2,201,621
  6,175,000 Connecticut RRB Special Purpose Trust 5.360%,
             03/30/07.........................................      6,171,851
  1,150,000 DLJ Commercial Mortgage Corp. 7.500%, 9/10/10.....      1,189,042
  2,750,000 DLJ Commercial Mortgage Corp. 6.240%, 11/12/31....      2,727,431
  3,150,000 First Union Lehman Brothers 7.500%, 11/18/29......      2,536,758
  2,300,000 Morgan Project Commercial Mortgage Finance Corp.
             7.238%, 09/15/29 (d).............................      2,346,000
    597,825 Morgan Stanley Capital I, Inc. 6.190%, 01/15/07...        613,834
  4,525,000 Morgan Stanley Dean Witter Capital 6.460%,
             09/15/09.........................................      4,545,910

    FACE                                                            VALUE
   AMOUNT                                                         (NOTE 1A)

            COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
 $1,450,000 NationsLink Funding Corp. (Class E) 7.105%,
             11/20/08.........................................   $  1,398,570
  3,565,780 Structured Asset Securities Corp.
             6.790%, 06/12/04.................................      3,648,239
                                                                 ------------
                                                                   28,612,057
                                                                 ------------

            COMMUNICATION SERVICES--0.5%
    925,000 Charter Communications Holdings (144A) 9.625%,
             11/15/09.........................................        925,000
  1,825,000 Clear Channel Communications, Inc. 4.440%,
             06/15/02.........................................      1,822,890
                                                                 ------------
                                                                    2,747,890
                                                                 ------------

            COMMUNICATIONS--0.5%
  2,425,000 Comcast Cable Communications 6.750%, 01/30/11.....      2,374,948
                                                                 ------------

            DOMESTIC OIL--0.3%
  1,375,000 Pioneer Natural Resources Co. 9.625%, 04/01/10....      1,533,125
                                                                 ------------

            DRUGS & HEALTH CARE--1.2%
  1,200,000 Columbia/HCA Healthcare Corp. 6.870%, 09/15/03....      1,176,000
  1,395,000 Columbia/HCA Healthcare Corp. 7.690%, 06/15/25....      1,255,500
  1,275,000 Healthsouth Corp. 7.000%, 06/15/08................      1,185,750
  2,300,000 Tenet Healthcare Corp. 8.000%, 01/15/05...........      2,360,375
                                                                 ------------
                                                                    5,977,625
                                                                 ------------

            ELECTRIC UTILITIES--3.9%
  1,150,000 Amerenenergy Generating Co. 7.750%, 11/01/05......      1,190,377
  2,400,000 Calpine Corp. 7.750%, 04/15/09....................      2,231,136
  2,525,000 DTE Energy Co. 6.000%, 06/01/04...................      2,534,671
  2,300,000 Dominion Resources, Inc. 7.625%, 07/15/05.........      2,403,132
  2,250,000 Duke Energy Co. 7.125%, 09/03/02..................      2,309,490
  2,300,000 Duke Energy Co. 7.375%, 03/01/10..................      2,393,265
  2,150,000 Exelon Corp. 6.750%, 05/01/11.....................      2,105,430
  2,325,000 KeySpan Corp. 7.625%, 11/15/10....................      2,459,408
  2,275,000 Peco Energy Transition Trust 7.625%, 03/01/10.....      2,432,817
                                                                 ------------
                                                                   20,059,726
                                                                 ------------

            ELECTRICAL EQUIPMENT--1.0%
  4,925,000 Detroit Edison Securitization 5.510%, 03/01/07....      4,933,963
                                                                 ------------

                See accompanying notes to financial statements.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             FEDERAL AGENCIES--9.7%
 $10,025,000 Federal Home Loan Mortgage Corp. 5.250%, 02/15/04..   $ 10,104,899
     266,494 Federal Home Loan Mortgage Corp. 9.000%, 12/01/09..        281,780
     131,800 Federal National Mortgage Association 7.750%,
              09/01/06..........................................        135,294
   6,875,000 Federal National Mortgage Association 6.625%,
              10/15/07..........................................      7,181,144
     220,601 Federal National Mortgage Association 7.750%,
              03/01/08..........................................        227,682
      20,848 Federal National Mortgage Association 7.750%,
              04/01/08..........................................         21,517
      48,893 Federal National Mortgage Association 8.000%,
              06/01/08..........................................         50,671
     366,155 Federal National Mortgage Association 8.250%,
              07/01/08..........................................        381,453
     364,957 Federal National Mortgage Association 8.500%,
              02/01/09..........................................        385,847
     112,400 Federal National Mortgage Association 8.500%,
              09/01/09..........................................        118,594
   1,625,000 Federal National Mortgage Association 7.125%,
              06/15/10..........................................      1,734,428
      58,168 Federal National Mortgage Association 9.000%,
              04/01/16..........................................         61,644
   6,275,000 Federal National Mortgage Association 7.125%,
              01/15/30..........................................      6,688,711
   7,975,000 Federal National Mortgage Association 7.250%,
              05/15/30..........................................      8,630,386
      86,895 Government National Mortgage Association 7.500%,
              05/15/07..........................................         90,095
   8,117,798 Government National Mortgage Association 7.000%,
              05/15/31..........................................      8,188,829
   4,925,000 Student Loan Marketing Association Global 5.250%,
              03/15/06..........................................      4,860,335
                                                                   ------------
                                                                     49,143,309
                                                                   ------------

             FINANCE & BANKING--19.7%
   2,750,000 AIG Sunamerica Global Financing II (144A) 7.600%,
              06/15/05..........................................      2,930,015
   2,150,000 AIG Sunamerica Global Financing VI (144A) 6.300%,
              05/10/11..........................................      2,144,195
   2,300,000 Bombadier Capital, Inc. (144A) 7.300%, 12/15/02....      2,365,205
   2,000,000 Chase Manhattan Corp. 7.875%, 06/15/10.............      2,164,240
   2,300,000 Citibank Credit Card Issuance Trust 7.050%,
              09/17/07..........................................      2,381,926
   5,000,000 Citibank Credit Card Issuance Trust 6.900%,
              10/17/07..........................................      5,223,400
   4,550,000 Citibank Credit Card Issuance Trust 6.650%,
              05/15/08 (c)......................................      4,530,799

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             FINANCE & BANKING--(CONTINUED)
 $ 1,150,000 Citibank Credit Card Master Trust I 5.300%,
              01/09/06..........................................   $  1,154,669
   4,445,000 Citibank Credit Cord Master Trust I 5.875%,
              03/10/11..........................................      4,346,365
   1,850,000 Citigroup, Inc. 6.750%, 12/01/05...................      1,914,917
   3,675,000 Citigroup, Inc. 7.250%, 10/01/10...................      3,814,834
   2,225,000 Citigroup, Inc. 6.500%, 01/18/11...................      2,208,468
   5,750,000 Countrywide Funding Corp. 5.250%, 05/22/03.........      5,766,158
   5,140,000 Discover Card Master Trust I 5.600%, 05/16/06......      5,189,755
   4,800,000 Discover Card Master Trust I 5.300%, 11/15/06......      4,798,435
   3,800,000 Fleet Mortgage Group, Inc. 7.060%, 07/26/02........      3,904,158
   3,850,000 FleetBoston Financial Corp. 7.250%, 09/15/05.......      4,032,182
   2,600,000 Florida Windstorm Underwriting (144A) 7.125%,
              02/25/19..........................................      2,552,576
   7,300,000 Ford Motor Credit Co. 6.875%, 02/01/06.............      7,441,474
   2,525,000 Ford Motor Credit Co. 7.375%, 02/01/11.............      2,558,153
     550,000 GE Global Insurance Holding Corp. 7.000%, 02/15/26.        548,790
   1,470,000 GE Global Insurance Holding Corp. 7.750%, 06/15/30.      1,602,403
   5,500,000 General Motors Acceptance Corp. 5.950%, 03/14/03...      5,554,120
   1,225,000 Goldman Sachs Group, L.P. (144A) 6.625%, 12/01/04..      1,262,056
   2,300,000 Household Finance Corp. 6.125%, 07/15/12...........      2,332,131
   4,275,000 John Hancock Global Funding (144A) 7.900%,
              07/02/10..........................................      4,633,929
   2,150,000 Morgan Stanley Group, Inc. 6.750%, 04/15/11........      2,133,940
   2,400,000 United States West Capital Funding, Inc. 6.375%,
              07/15/08..........................................      2,300,016
   3,450,000 Verizon Global Funding Corp. (144A) 7.250%,
              12/01/10..........................................      3,514,929
   2,450,000 Wells Fargo & Co. 7.250%, 08/24/05.................      2,585,534
   2,100,000 Wells Fargo Bank N.A. 6.450%, 02/01/11.............      2,059,008
                                                                   ------------
                                                                     99,948,780
                                                                   ------------

             FINANCIAL SERVICES--5.8%
   1,850,000 Bear Stearns Commercial Mortgage Securities, Inc.
              7.080%, 07/15/31..................................      1,905,789
   1,350,000 ERAC USA Finance Co. (144A) 6.950%, 03/01/04.......      1,358,086

                See accompanying notes to financial statements.

                                     MSF-7

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             FINANCIAL SERVICES--(CONTINUED)
 $ 1,175,000 ERAC USA Finance Co. (144A) 6.625%, 02/15/05.......   $  1,166,740
   4,600,000 General Electric Capital Corp. 6.875%, 11/15/10
              (c)...............................................      4,797,938
   1,375,000 J.P. Morgan Chase & Co. 6.750%, 02/01/11...........      1,377,874
   2,050,000 J.P. Morgan Commercial Mortgage Finance Corp.
              6.507%, 10/15/35..................................      2,095,469
   1,155,000 MBNA Master Credit Card Trust II 6.600%, 04/16/07..      1,195,783
   4,675,000 MBNA Master Credit Card Trust II 6.500%, 04/15/10..      4,775,793
   1,775,000 MBNA Master Credit Card Trust II 7.000%, 02/15/12..      1,847,651
   3,800,000 Merrill Lynch & Co., Inc. 5.350%, 06/15/04.........      3,786,928
   1,525,000 Morgan Stanley Capital, Inc. 6.210%, 09/15/08......      1,507,877
   1,150,000 NiSource Finance Corp. 7.500%, 11/15/03............      1,192,941
   2,425,000 West Penn Funding, L.L.C. 6.810%, 09/25/08.........      2,527,287
                                                                   ------------
                                                                     29,536,156
                                                                   ------------

             FOOD & BEVERAGES--2.4%
   1,650,000 Coca Cola Enterprises, Inc. 6.950%, 11/15/26.......      1,606,902
   3,275,000 Conagra, Inc. 7.500%, 09/15/05.....................      3,389,821
     650,000 Constellation Brands, Inc. (144A) 8.000%, 02/15/08.        653,250
   1,275,000 Kellogg Co. (144A) 7.450%, 04/01/31................      1,257,405
   2,050,000 McDonald's Corp. 6.000%, 04/15/11..................      1,976,590
   3,400,000 Pepsi Bottling Holdings, Inc. (144A) 5.625%,
              02/17/09..........................................      3,262,810
                                                                   ------------
                                                                     12,146,778
                                                                   ------------

             FOREIGN CORPORATE--0.5%
   3,100,000 Bundesreppublic Deutschland 5.250%, 01/04/11,
              (EUR).............................................      2,668,340
                                                                   ------------

             FOREIGN GOVERNMENT--3.1%
   7,050,000 Government of Canada 7.000%, 12/01/06, (CAD).......      4,917,254
  10,925,000 New Zealand 8.000%, 11/15/06, (NZD)................      4,695,491
   6,108,767 Republic of Greece 8.800%, 06/19/07, (EUR).........      6,119,612
                                                                   ------------
                                                                     15,732,357
                                                                   ------------

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             GAS & PIPELINE UTILITIES--1.0%
 $   375,000 Dynegy Holdings, Inc. 8.125%, 03/15/05.............   $    393,484
   2,050,000 Dynegy, Inc. 6.875%, 07/15/02......................      2,080,770
   2,600,000 PSEG Transitions Funding, L.L.C. 5.980%, 06/15/08..      2,650,362
                                                                   ------------
                                                                      5,124,616
                                                                   ------------

             GAS EXPLORATION--0.5%
   2,300,000 Dominion Resources, Inc. (Series D) 7.400%,
              09/16/02..........................................      2,352,831
                                                                   ------------

             HOTELS & RESTAURANTS--0.5%
   2,300,000 Park Place Entertainment Corp. 9.375%, 02/15/07....      2,415,000
                                                                   ------------

             HOUSEHOLD PRODUCTS--0.8%
   1,400,000 Unilever Capital 7.125%, 11/01/10..................      1,450,484
   2,375,000 Unilever Capital Corp. 6.875%, 11/01/05............      2,462,400
                                                                   ------------
                                                                      3,912,884
                                                                   ------------

             INDUSTRIAL MACHINERY--1.1%
   3,450,000 Dover Corp. 6.500%, 02/15/11.......................      3,413,602
   2,300,000 Tembec Industries, Inc. (144A) 8.500%, 02/01/11....      2,346,000
                                                                   ------------
                                                                      5,759,602
                                                                   ------------

             INDUSTRIALS--0.5%
   2,500,000 Cargill, Inc. 6.250%, 05/01/06.....................      2,502,150
                                                                   ------------

             INTERNET--0.5%
   2,400,000 AOL Time Warner, Inc. 6.125%, 04/15/06.............      2,393,256
                                                                   ------------

             LEISURE--0.4%
   2,300,000 Harrahs Operating, Inc. 7.875%, 12/15/05...........      2,334,500
                                                                   ------------

             NEWSPAPERS--0.2%
   1,275,000 News America Holdings, Inc. 7.750%, 1/20/24........      1,206,864
                                                                   ------------

             POLLUTION CONTROL--0.4%
   2,000,000 Allied Waste North America, Inc. 7.875%, 01/01/09..      1,940,000
                                                                   ------------

                See accompanying notes to financial statements.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             RAILROADS & EQUIPMENT--0.8%
 $ 1,100,000 Burlington Northern Santa Fe C 6.700%, 08/01/28....   $    996,457
   2,350,000 Union Pacific Corp.
              6.650%, 01/15/11..................................      2,313,269
     775,000 Union Pacific Corp.
              6.625%, 02/01/29..................................        701,538
                                                                   ------------
                                                                      4,011,264
                                                                   ------------

             REAL ESTATE--1.2%
   3,721,116 LB Commercial Conduit Mortgage Trust 5.870%,
              08/15/06..........................................      3,738,568
   2,550,000 Residential Asset Security Mortgage Pass Thru
              5.751%, 08/25/05..................................      2,546,812
                                                                   ------------
                                                                      6,285,380
                                                                   ------------

             RETAIL--2.1%
   2,150,000 Kroger Co. 8.050%, 02/01/10........................      2,295,749
   2,300,000 Safeway, Inc. 7.000%, 09/15/02.....................      2,354,625
   2,425,000 Safeway, Inc. 6.150%, 03/01/06.....................      2,421,653
   1,750,000 Staples, Inc. 6.195%, 11/26/01 (d).................      1,749,125
   1,700,000 Wal-Mart Stores, Inc. 7.550%, 02/15/30.............      1,857,590
                                                                   ------------
                                                                     10,678,742
                                                                   ------------

             STATE HOUSING AUTHORITIES--0.6%
   2,775,000 New Jersey Economic Development Authority 7.425%,
              02/15/29..........................................      3,000,469
                                                                   ------------

             STEEL--0.5%
   2,525,000 Alaska Steel Corp.
              7.875%, 02/15/09..................................      2,436,625
                                                                   ------------

             TECHNOLOGY--0.5%
   2,475,000 CSC Holdings, Inc. (144A) 7.625%, 04/01/11.........      2,356,943
                                                                   ------------

             TELEPHONE--3.3%
   1,650,000 AT&T Wireless Services, Inc. (144A) 7.350%,
              03/01/06..........................................      1,686,052
   2,250,000 British Telecommunications, Plc. 8.625%, 12/15/30..      2,441,520
   1,950,000 EchoStar Communications Corp. 9.375%, 02/01/09.....      1,901,250
   1,425,000 France Telecom S.A. 8.500%, 03/01/31...............      1,490,251
   1,475,000 France Telecom S.A. (144A) 7.750%, 03/01/11........      1,502,627
   2,325,000 GTE Corp. 6.940%, 04/15/28.........................      2,183,338
   1,700,000 Global Crossing Holdings, Ltd. 9.500%, 11/15/09
              (c)...............................................      1,317,500
   2,250,000 Telus Corp. 7.500%, 06/01/07.......................      2,277,247

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             TELEPHONE--(CONTINUED)
 $ 2,150,000 Worldcom, Inc. 7.500%, 05/15/11....................   $  2,092,638
                                                                   ------------
                                                                     16,892,423
                                                                   ------------

             TRANSPORTATION--0.9%
   2,500,000 DaimlerChrysler Auto Trust 5.320%, 09/06/06........      2,493,850
   2,300,000 Norfolk Southern Corp. 7.350%, 05/15/07............      2,381,834
                                                                   ------------
                                                                      4,875,684
                                                                   ------------

             U.S. TREASURY--15.2%
   2,875,000 United States Treasury Bonds 11.250%, 02/15/15 (c).      4,350,220
  11,800,000 United States Treasury Bonds 10.625%, 08/15/15 (c).     17,246,408
   3,705,000 United States Treasury Bonds 8.875%, 02/15/19 (c)..      4,909,125
   6,750,000 United States Treasury Bonds 8.125%, 08/15/21......      8,481,780
  14,375,000 United States Treasury Bonds 6.750%, 08/15/26 (c)..     15,940,438
   9,325,000 United States Treasury Notes 6.125%, 08/31/02 (c)..      9,546,469
   4,750,000 United States Treasury Notes 5.750%, 04/30/03 (c)..      4,872,455
   7,950,000 United States Treasury Notes 6.000%, 08/15/09 (c)..      8,342,491
   2,100,000 United States Treasury Notes 6.500%, 02/15/10 (c)..      2,255,526
   1,100,000 United States Treasury Strips Zero Coupon,
              11/15/01..........................................      1,084,820
                                                                   ------------
                                                                     77,029,732
                                                                   ------------

             UTILITIES--0.5%
     900,000 Energy East Corp. 7.750%, 11/15/03.................        933,165
   1,655,000 PECO Energy Co. 6.130%, 03/01/09...................      1,645,682
                                                                   ------------
                                                                      2,578,847
                                                                   ------------

             YANKEE--5.2%
   2,100,000 British Sky Broadcasting Group 6.875%, 02/23/09....      1,922,508
   3,800,000 DR Investments (144A) 7.100%, 05/15/02.............      3,867,260
   3,078,525 Federal Republic of Brazil 8.000%, 04/15/14........      2,278,262
   1,350,000 Mexico United Mexican States 10.375%, 02/17/09.....      1,510,650

                See accompanying notes to financial statements.

                                     MSF-9

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)                SHORT TERM INVESTMENTS--5.2%

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             YANKEE--(CONTINUED)
 $ 1,975,000 National Republic of Bulgaria 6.313%, 07/28/11 (d).   $  1,560,250
   4,500,000 Quebec Province of Canada 7.125%, 02/09/24.........      4,594,365
     725,000 Quebec Province of Canada 7.500%, 09/15/29.........        773,256
   2,300,000 Republic of Panama 7.875%, 02/13/02 (d)............      2,354,050
     850,000 Republic of Panama 4.750%, 07/17/14 (d)............        763,560
     825,000 Republic of Peru 4.500%, 03/07/03 (d)..............        568,219
   1,921,000 Republic of Philippines 4.813%, 12/01/09 (d).......      1,767,320
     875,000 Russian Federation 8.250%, 03/31/10................        676,769
   2,850,000 Tyco International Group S.A. 6.375%, 02/15/06.....      2,858,778
     875,000 United Mexican States 9.875%, 02/01/10.............        957,250
                                                                   ------------
                                                                     26,452,497
                                                                   ------------
             Total Bonds & Notes
              (Identified Cost $477,290,857)....................    478,844,292
                                                                   ------------

                                                                       VALUE
 FACE AMOUNT                                                         (NOTE 1A)

             COMMERCIAL PAPER--5.2%
 $ 7,088,000 American Express Credit Corp. 3.900%, 7/06/01.......   $  7,084,161
   9,160,000 General Electric Capital Corp. 3.700%, 7/02/01......      9,159,058
  10,008,000 Merck & Co. Inc. 3.780%, 07/05/01...................     10,003,797
                                                                    ------------
                                                                      26,247,016
                                                                    ------------
             Total Short Term Investments
              (Identified Cost $26,247,016)......................     26,247,016
                                                                    ------------
             Total Investments--99.4%
              (Identified Cost $503,537,873) (a).................    505,091,308
             Other assets less liabilities.......................      3,022,067
                                                                    ------------
             TOTAL NET ASSETS--100%..............................   $508,113,375
                                                                    ============

                See accompanying notes to financial statements.

                                     MSF-10

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

FORWARD CONTRACTS OUTSTANDING AT JUNE 30, 2001

                                    LOCAL                           UNREALIZED
       CURRENCY         DELIVERY  CURRENCY  AGGREGATE    TOTAL    APPRECIATION/
       CONTRACT           DATE     AMOUNT   FACE VALUE   VALUE    (DEPRECIATION)
Euro Currency (sold)    7/09/2001   950,000 $  851,642 $  804,927    $ 46,715
Euro Currency (sold)    7/09/2001 1,850,000  1,624,929  1,567,489      57,440
Euro Currency (sold)    8/09/2001 2,360,000  2,099,220  1,998,484     100,736
Euro Currency (sold)    8/21/2001 2,200,000  1,936,000  1,862,611      73,389
Canadian Dollar (sold)  8/09/2001 7,010,000  4,555,424  4,615,729     (60,305)
New Zealand Dollar
 (sold)                 8/21/2001 1,211,000    514,675    488,985      25,690
New Zealand Dollar
 (sold)                 8/21/2001 1,210,000    514,250    488,580      25,670
New Zealand Dollar
 (sold)                 8/21/2001 1,786,000    759,193    721,163      38,030
New Zealand Dollar
 (sold)                 9/07/2001 1,020,000    416,201    411,515       4,686
New Zealand Dollar
 (sold)                 9/07/2001 2,880,000  1,177,920  1,161,924      15,996
New Zealand Dollar
 (sold)                 9/07/2001 3,170,000  1,294,216  1,278,923      15,293
                                                                     --------
Net Unrealized Appreciation on Forward Currency Contracts.......     $343,340
                                                                     ========

FUTURES CONTRACTS

                                                                           VALUATION    UNREALIZED
                                         EXPIRATION NUMBER OF  CONTRACT      AS OF     APPRECIATION
                                            DATE    CONTRACTS   AMOUNT      6/30/01   (DEPRECIATION)
PURCHASED CONTRACT
US Treasury Notes 5 Year Future (Long)    9/30/01      151    $15,640,180 $15,604,906    $(35,274)
US Treasury Notes 10 Year Future (Long)   9/30/01      138     14,086,668  14,216,156     129,488
                                                                                         --------
Net Unrealized Appreciation on Futures Contracts....................................     $ 94,214
                                                                                         ========
(a) Federal Tax Information:

  At June 30, 2001 the net unrealized appreciation on investments based on cost of $503,537,873 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost...........     $ 6,571,313
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value...........      (5,017,878)
                                                                   -----------
   Net unrealized appreciation................................     $ 1,553,435
                                                                   ===========

(b) Non-Income producing security.
(c) A portion of all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $852,885 with collateral backing valued at $877,450.
(d) Variable or floating rate security. Rate disclosed as of June 30, 2001

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in institutional buyers. At the period end, the value of these securities amounted to $43,373,290 or 8.5% of net assets.
CAD--Canadian Dollar
EUR--Euro Currency
NZD--New Zealand Dollar

                See accompanying notes to financial statements.

                                    MSF-11

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value...............................              $505,091,308
 Receivable for:
 Securities sold....................................                 6,514,971
 Fund shares sold...................................                 1,622,399
 Open forward currency contracts--net...............                   343,340
 Dividends and interest.............................                 8,133,225
 Foreign taxes......................................                    10,267
 Collateral for securities loaned...................                   877,450
                                                                  ------------
  Total Assets......................................               522,592,960
LIABILITIES
 Payable for:
 Fund shares redeemed...............................  $   514,094
 Securities purchased...............................   12,156,995
 Futures variation margin...........................       92,594
 Due to custodian bank..............................      670,435
 Return of collateral for securities loaned.........      877,450
 Accrued expenses:
 Management fees....................................      135,315
 Other expenses.....................................       32,702
                                                      -----------
  Total Liabilities.................................                14,479,585
                                                                  ------------
NET ASSETS..........................................              $508,113,375
                                                                  ============
 Net assets consist of:
 Capital paid in....................................              $518,418,706
 Undistributed net investment income................                 6,645,918
 Accumulated net realized gains (losses)............               (18,936,471)
 Unrealized appreciation (depreciation) on
  investments, foreign currency and futures
  contracts.........................................                 1,985,222
                                                                  ------------
NET ASSETS..........................................              $508,113,375
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($508,113,274 divided by 41,329,001 shares of
 beneficial interest)...............................              $      12.29
                                                                  ============
CLASS E
Net asset value and redemption price per share ($101
 divided by 8 shares of beneficial interest)........              $      12.29
                                                                  ============
Identified cost of investments......................              $503,537,873
                                                                  ============

INVESTMENT INCOME
 Interest..........................................              $16,275,751(a)
                                                                 -----------
EXPENSES
 Management fees................................... $   798,049
 Directors fees and expenses.......................       6,256
 Custodian.........................................      83,413
 Audit and tax services............................       9,231
 Legal.............................................       1,073
 Printing..........................................      81,122
 Insurance.........................................       2,186
 Miscellaneous.....................................         465
                                                    -----------
 Total expenses....................................                  981,795
                                                                 -----------
NET INVESTMENT INCOME..............................               15,293,956
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..................................   1,482,420
 Foreign currency transactions--net................    (275,759)
 Futures transactions--net.........................    (321,176)     885,485
                                                    -----------
Unrealized appreciation (depreciation) on:
 Investments--net..................................  (3,989,249)
 Foreign currency transactions--net................     800,901
 Futures transactions--net.........................      94,213   (3,094,135)
                                                    -----------  -----------
Net gain (loss)....................................               (2,208,650)
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS........................................              $13,085,306
                                                                 ===========

(a) Income on securities loaned $74,603

                See accompanying notes to financial statements.

                                     MSF-12

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $ 15,293,956   $ 30,907,654
 Net realized gain (loss).......................         885,485    (10,741,449)
 Unrealized appreciation (depreciation).........      (3,094,135)    28,926,110
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................      13,085,306     49,092,315
                                                    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A........................................     (39,627,840)       (19,908)
 Class E........................................               0              0
                                                    ------------   ------------
 TOTAL DISTRIBUTIONS............................     (39,627,840)       (19,908)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      59,757,876    (52,054,073)
                                                    ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........      33,215,342     (2,981,666)
NET ASSETS
 Beginning of the period........................     474,898,033    477,879,699
                                                    ------------   ------------
 End of the period..............................    $508,113,375   $474,898,033
                                                    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $  6,645,918   $ 30,979,802
                                                    ============   ============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                               SIX MONTHS ENDED             YEAR ENDED
                                 JUNE 30, 2001           DECEMBER 31, 2000
                            ------------------------  ------------------------
                              SHARES         $          SHARES         $
                            ----------  ------------  ----------  ------------
CLASS A
 Sales.....................  3,427,090  $ 44,660,780   1,095,397  $ 13,297,199
 Reinvestments.............  3,250,848    39,627,840       1,611        19,908
 Redemptions............... (1,901,560)  (24,530,844) (5,444,092)  (65,371,180)
                            ----------  ------------  ----------  ------------
 Net increase (decrease)...  4,776,378  $ 59,757,776  (4,347,084) $(52,054,073)
                            ==========  ============  ==========  ============
CLASS E
 Sales.....................          8  $        100           0  $          0
 Reinvestments.............          0             0           0             0
 Redemptions...............          0             0           0             0
                            ----------  ------------  ----------  ------------
 Net increase (decrease)...          8  $        100           0  $          0
                            ==========  ============  ==========  ============
 Increase (decrease)
  derived from capital
  share transactions.......  4,776,386  $ 59,757,876  (4,347,084) $(52,054,073)
                            ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                     MSF-13

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                  CLASS A                                   CLASS E
                          -------------------------------------------------------------  --------------
                          SIX MONTHS                                                     MAY 1, 2001(A)
                            ENDED                 YEAR ENDED DECEMBER 31,                   THROUGH
                           JUNE 30,     -----------------------------------------------     JUNE 30,
                             2001         2000     1999      1998      1997      1996         2001
                          ----------    -------- --------  --------  --------  --------  --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  12.99     $  11.68 $  12.78  $  12.66  $  12.36  $  12.73      $12.21
                           --------     -------- --------  --------  --------  --------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.36         0.85     0.81      0.75      0.83      0.82        0.08
 Net realized and
  unrealized gain (loss)
  on investments........      (0.01)        0.46    (1.10)     0.42      0.38     (0.36)       0.00
                           --------     -------- --------  --------  --------  --------      ------
 Total from investment
  operations............       0.35         1.31    (0.29)     1.17      1.21      0.46        0.08
                           --------     -------- --------  --------  --------  --------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (1.05)        0.00    (0.79)    (0.80)    (0.87)    (0.81)       0.00
 Distributions from net
  realized capital
  gains.................       0.00         0.00    (0.02)    (0.25)    (0.04)    (0.02)       0.00
                           --------     -------- --------  --------  --------  --------      ------
 Total distributions....      (1.05)        0.00    (0.81)    (1.05)    (0.91)    (0.83)       0.00
                           --------     -------- --------  --------  --------  --------      ------
NET ASSET VALUE, END OF
 PERIOD.................   $  12.29     $  12.99 $  11.68  $  12.78  $  12.66  $  12.36      $12.29
                           ========     ======== ========  ========  ========  ========      ======
TOTAL RETURN (%)........        2.7 (b)     11.2     (2.3)      9.4       9.8       3.6         0.7(b)
Ratio of operating
 expenses to average net
 assets (%).............       0.40 (c)     0.38     0.38      0.39      0.38      0.32        0.55(c)
Ratio of net investment
 income to average net
 assets (%).............       6.23 (c)     6.71     6.15      6.13      6.57      6.64        6.08(c)
Portfolio turnover rate
 (%)....................        137 (c)      199      183       124       122        93         137(c)
Net assets, end of
 period (000)...........   $508,113 (c) $474,898 $477,880  $526,854  $412,191  $383,395      $  0.1(c)

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.

                See accompanying notes to financial statements.

                                     MSF-14

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH MONEY MARKET PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMERCIAL PAPER--101.3% OF TOTAL NET ASSETS

    FACE                                           INTEREST MATURITY VALUE (NOTE
   AMOUNT   ISSUE                                    RATE     DATE       1A)

            ASSET BACKED--9.9%
 $1,000,000 Delaware Funding Corp. .............    4.000%   7/13/01 $   998,673
  1,000,000 Delaware Funding Corp. .............    3.860%    8/6/01     996,140
  1,000,000 Windmill Funding Corp...............    3.660%   8/22/01     994,714
  1,000,000 Edison Asset Security...............    3.590%   8/24/01     994,615
  1,000,000 Windmill Funding Corp. .............    3.740%   9/11/01     992,520
                                                                     -----------
                                                                       4,976,662
                                                                     -----------

            BANKS--4.9%
    500,000 Wells Fargo & Co. ..................    3.870%    9/5/01     496,452
  1,500,000 Wells Fargo & Co. ..................    3.540%   9/21/01   1,487,905
    500,000 Wells Fargo & Co. ..................    3.670%  10/12/01     494,750
                                                                     -----------
                                                                       2,479,107
                                                                     -----------

            BUILDING & CONSTRUCTION--2.3%
  1,150,000 Sheffield Receivables Corp..........    3.780%   9/14/01   1,140,944
                                                                     -----------

            CHEMICALS--2.2%
    800,000 E.I. Du Pont de Nemours.............    3.850%   8/21/01     795,636
    300,000 E.I. Du Pont de Nemours.............    3.700%   9/21/01     297,472
                                                                     -----------
                                                                       1,093,108
                                                                     -----------

            CONGLOMERATES--5.9%
  1,000,000 General Electric Capital Corp. .....    4.620%    7/6/01     999,365
  1,000,000 IBM Credit Corp. ...................    4.190%   7/23/01     997,465
    500,000 General Electric Capital Corp. .....    4.130%   8/16/01     497,361
    500,000 General Electric Capital Corp. .....    3.850%   9/11/01     496,150
                                                                     -----------
                                                                       2,990,341
                                                                     -----------

            DRUGS & HEALTH CARE--6.6%
  3,342,000 Merck & Co., Inc. ..................    4.120%    7/2/01   3,341,618
                                                                     -----------

            FEDERAL AGENCIES--9.6%
  1,000,000 Federal Home Loan Bank..............    4.630%   7/11/01     998,728
  1,000,000 Federal Home Loan Bank..............    4.620%   7/13/01     998,477
    827,000 Federal Home Loan Mortgage Corp.....    4.630%   7/16/01     825,425

    FACE                                          INTEREST MATURITY VALUE (NOTE
   AMOUNT   ISSUE                                   RATE     DATE       1A)

            FEDERAL AGENCIES--(CONTINUED)
 $1,000,000 Federal National Mortgage
             Association.......................    3.940%    8/2/01 $   996,533
  1,000,000 Federal National Mortgage
             Association.......................    3.560%   9/20/01     992,069
                                                                    -----------
                                                                      4,811,232
                                                                    -----------

            FINANCIAL SERVICES--19.3%
  1,500,000 American Express Credit Corp. .....    4.130%   7/31/01   1,494,837
  1,500,000 International Lease Finance Corp...    3.900%    8/8/01   1,493,825
    500,000 Household Finance Corp.............    3.950%   8/10/01     497,806
  1,000,000 Citicorp...........................    3.750%   8/21/01     994,688
  1,000,000 Citicorp...........................    3.750%   8/22/01     994,583
  2,000,000 Caterpillar Financial Services NV..    3.860%   8/27/01   1,987,777
    500,000 American Express Credit Corp. .....    3.870%    9/4/01     496,506
  1,000,000 Household Finance Corp.............    3.820%    9/7/01     992,784
    800,000 Household Finance Corp.............    3.780%   9/11/01     793,952
                                                                    -----------
                                                                      9,746,758
                                                                    -----------

            FOOD & BEVERAGES--6.9%
  1,000,000 Anheuser Busch, Inc................    4.190%   7/26/01     997,118
  1,000,000 Anheuser Busch, Inc................    3.890%   8/28/01     993,797
    500,000 Coca Cola Co.......................    3.840%   8/31/01     496,747
  1,000,000 Coca Cola Co.......................    3.760%   9/14/01     992,167
                                                                    -----------
                                                                      3,479,829
                                                                    -----------

            FOREIGN GOVERNMENT--6.7%
    500,000 Province of Quebec.................    4.710%    7/3/01     499,871
    900,000 Province of Ontario................    4.620%    7/6/01     899,429
    500,000 Province of British Columbia.......    3.820%   8/23/01     497,188
  1,500,000 Province of British Columbia.......    3.750%   9/27/01   1,486,250
                                                                    -----------
                                                                      3,382,738
                                                                    -----------
            INSURANCE--4.0%
  1,000,000 American General Corp..............    4.260%   7/20/01     997,773
  1,000,000 American General Corp..............    4.740%   8/15/01     994,162
                                                                    -----------
                                                                      1,991,935
                                                                    -----------

                See accompanying notes to financial statements.

                                     MSF-15

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH MONEY MARKET PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMERCIAL PAPER--(CONTINUED)

    FACE                                           INTEREST MATURITY VALUE (NOTE
   AMOUNT   ISSUE                                    RATE     DATE       1A)

            INVESTMENT COMPANIES--7.6%
 $  459,000 Merrill Lynch & Co., Inc. ..........    3.880%   7/27/01 $   457,714
  1,000,000 Morgan Stanley Dean Witter..........    4.180%    8/3/01     996,168
    500,000 Goldman Sachs Group, L.P. ..........    3.960%   8/10/01     497,800
    500,000 Goldman Sachs Group, L.P. ..........    4.200%   8/17/01     497,291
  1,000,000 Goldman Sachs Group, L.P. ..........    4.130%   8/17/01     994,608
    400,000 Goldman Sachs Group, L.P. ..........    3.720%  10/12/01     395,743
                                                                     -----------
                                                                       3,839,324
                                                                     -----------

            LEISURE--4.3%
  1,000,000 Park Avenue Recreation Corp.........    3.980%   7/13/01     998,673
  1,200,000 Walt Disney Co. ....................    3.630%   10/5/01   1,188,384
                                                                     -----------
                                                                       2,187,057
                                                                     -----------

            OFFICE FURNISHINGS & SUPPLIES--2.0%
  1,000,000 Pitney Bowes, Inc. .................    4.650%   7/16/01     998,083
                                                                     -----------

            PUBLISHING--4.5%
    425,000 McGraw-Hill, Inc....................    4.880%   7/20/01     423,923
  1,300,000 McGraw-Hill, Inc....................    3.880%    8/9/01   1,294,536
    575,000 McGraw-Hill, Inc....................    4.590%   8/14/01     571,823
                                                                     -----------
                                                                       2,290,282
                                                                     -----------

            TELEPHONE--4.6%
    800,000 Verizon Network Fund................    3.960%   7/17/01     798,592
  1,500,000 Verizon Network Fund................    4.170%   7/26/01   1,495,656
                                                                     -----------
                                                                       2,294,248
                                                                     -----------

            Total Commercial Paper
             (Cost: $51,043,266)..........................            51,043,266
                                                                     -----------

            Total Investments--101.3%
             (Cost $51,043,266) (a).......................            51,043,266
            Other assets less liabilities--(1.3)%.........             (654,580)
                                                                     -----------
            TOTAL NET ASSETS--100.0%......................           $50,388,686
                                                                     ===========

(a)  The aggregate cost for Federal income tax purposes was $51,043,266.

                See accompanying notes to financial statements.

                                     MSF-16

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value....................................           $51,043,266
 Cash....................................................                 2,932
 Receivable for:
 Fund shares sold........................................                   507
                                                                    -----------
  Total Assets...........................................            51,046,705
                                                                    -----------
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $630,472
 Accrued expenses:
 Management fees.........................................    10,099
 Other expenses..........................................    17,448
                                                           --------
  Total Liabilities......................................               658,019
                                                                    -----------
NET ASSETS...............................................           $50,388,686
                                                                    ===========
Net assets consist of:
 Capital paid in.........................................           $49,317,365
 Undistributed net investment income.....................             1,071,435
 Accumulated net realized gains (losses).................                  (114)
                                                                    -----------
NET ASSETS...............................................           $50,388,686
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($50,388,686 divided by 4,851,355 shares of beneficial
 interest)...............................................           $     10.39
                                                                    ===========
Cost of investments......................................           $51,043,266
                                                                    ===========

INVESTMENT INCOME
 Interest..................................................          $1,177,496
EXPENSES
 Management fees...........................................  $56,514
 Directors fees and expenses...............................    6,256
 Custodian.................................................   23,107
 Audit and tax services....................................    9,231
 Legal.....................................................      106
 Printing..................................................    8,207
 Insurance.................................................    2,186
 Miscellaneous.............................................      454
                                                             -------
  Total expenses...........................................             106,061
                                                                     ----------
NET INVESTMENT INCOME......................................           1,071,435
                                                                     ----------
 Realized and unrealized gain (loss):
 Realized loss on investments..............................            (200,000)
 Net increase from payments by affiliates..................             200,000
                                                                     ----------
 Net gain (loss)...........................................                   0
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......          $1,071,435
                                                                     ==========

                See accompanying notes to financial statements.

                                     MSF-17

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                 SIX MONTHS ENDED  YEAR ENDED
                                                     JUNE 30,     DECEMBER 31,
                                                       2001           2000
                                                 ---------------- ------------
FROM OPERATIONS
 Net investment income..........................   $  1,071,435   $  3,668,769
 Net realized gain (loss).......................              0             (6)
                                                   ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................      1,071,435      3,668,763
                                                   ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..........................              0     (3,703,606)
                                                   ------------   ------------
 TOTAL DISTRIBUTIONS............................              0     (3,703,606)
                                                   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares...................     24,131,104     48,836,954
 Reinvestment of distributions..................             --      3,703,606
 Cost of shares redeemed........................    (23,110,153)   (55,754,408)
                                                   ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      1,020,951     (3,213,848)
                                                   ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........      2,092,386     (3,248,691)
NET ASSETS
 Beginning of the period........................     48,296,300     51,544,991
                                                   ------------   ------------
 End of the period..............................   $ 50,388,686   $ 48,296,300
                                                   ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................   $  1,071,435   $          0
                                                   ============   ============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares.................      2,345,440      4,639,469
 Issued in reinvestment of distributions........              0        365,047
 Redeemed.......................................     (2,255,728)    (5,226,435)
                                                   ------------   ------------
 Net change.....................................         89,712       (221,919)
                                                   ============   ============

                See accompanying notes to financial statements.

                                     MSF-18

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS
                            ENDED              YEAR ENDED DECEMBER 31,
                           JUNE 30,    -------------------------------------------
                             2001       2000     1999     1998     1997     1996
                          ----------   -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 10.14     $ 10.34  $ 10.35  $ 10.38  $ 10.44  $ 10.45
                           -------     -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      0.25        0.65     0.51     0.54     0.54     0.53
                           -------     -------  -------  -------  -------  -------
 Total from investment
  operations............      0.25        0.65     0.51     0.54     0.54     0.53
                           -------     -------  -------  -------  -------  -------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      0.00       (0.85)   (0.52)   (0.57)   (0.60)   (0.54)
                           -------     -------  -------  -------  -------  -------
 Total distributions....      0.00       (0.85)   (0.52)   (0.57)   (0.60)   (0.54)
                           -------     -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 10.39     $ 10.14  $ 10.34  $ 10.35  $ 10.38  $ 10.44
                           =======     =======  =======  =======  =======  =======
TOTAL RETURN (%)........       2.4(b)      6.2      4.9      5.2      5.2      5.0
Ratio of operating
 expenses to average net
 assets (%).............      0.47(a)     0.37     0.42     0.48     0.49     0.43
Ratio of net investment
 income to average net
 assets (%).............      4.74(a)     6.02     4.81     5.11     5.08     4.92
Net assets, end of
 period (000)...........   $50,389     $48,296  $51,545  $41,185  $39,480  $41,637

(a)  Computed on an annualized basis.
(b)  Periods less than one year are not computed on an annualized basis.

                See accompanying notes to financial statements.

                                     MSF-19

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--58.3% OF TOTAL NET ASSETS

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

             AEROSPACE & DEFENSE--2.1%
     550,800 Boeing Co. .......................................   $   30,624,480
     321,600 United Technologies Corp. ........................       23,560,416
                                                                  --------------
                                                                      54,184,896
                                                                  --------------

             AUTOMOBILES--1.0%
   1,200,500 General Motors Corp. .............................       24,310,125
                                                                  --------------

             BANKS--3.9%
     740,200 Bank One Corp. ...................................       26,499,160
     932,830 Citigroup, Inc. ..................................       49,290,737
     611,200 FleetBoston Financial Corp. ......................       24,111,840
                                                                  --------------
                                                                      99,901,737
                                                                  --------------

             BIOTECHNOLOGY--1.1%
     105,600 Forest Laboratories, Inc. (b).....................        7,497,600
     349,400 Genzyme Corp. (b) (c).............................       21,400,750
                                                                  --------------
                                                                      28,898,350
                                                                  --------------

             BROADCASTING--2.4%
     479,800 USA Networks, Inc. (b)............................       13,432,001
     932,580 Viacom, Inc. (Class B) (b)........................       48,261,015
                                                                  --------------
                                                                      61,693,016
                                                                  --------------

             BUSINESS SERVICES--2.0%
       5,887 Anacomp, Inc. ....................................              324
     315,900 Cendant Corp. (b).................................        6,160,050
     561,000 Interpublic Group of Cos., Inc. ..................       16,465,350
     901,300 Waste Management, Inc. ...........................       27,778,066
                                                                  --------------
                                                                      50,403,790
                                                                  --------------

             CHEMICALS--0.9%
     179,400 Dow Chemical Co. .................................        5,965,050
     341,100 E.I. Du Pont de Nemours...........................       16,454,664
                                                                  --------------
                                                                      22,419,714
                                                                  --------------

             COMMUNICATION SERVICES--1.9%
     505,300 AOL Time Warner, Inc. ............................       26,780,900
     106,000 Clear Channel Communications (b)..................        6,646,200
   1,027,000 Worldcom, Inc. ...................................       14,557,725
                                                                  --------------
                                                                      47,984,825
                                                                  --------------

             COMMUNICATIONS--1.7%
     694,300 Altera Corp. .....................................       20,065,270
     174,500 EMC Corp. (b).....................................        5,069,225
     813,100 Nokia Corp. (ADR).................................       17,920,724
                                                                  --------------
                                                                      43,055,219
                                                                  --------------

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

             COMPUTERS & BUSINESS EQUIPMENT--2.7%
     358,700 Agere Systems, Inc. ..............................   $    2,690,250
     860,900 American Tower Corp. (c)..........................       17,794,803
     228,100 KLA-Tencor Corp. (b)..............................       13,323,321
   1,164,700 Sun Microsystems, Inc. ...........................       18,297,437
     520,100 Texas Instruments, Inc. ..........................       16,383,150
                                                                  --------------
                                                                      68,488,961
                                                                  --------------

             CONGLOMERATES--3.0%
   1,262,100 General Electric Co. .............................       61,527,375
     277,600 Tyco International, Ltd. .........................       15,129,200
                                                                  --------------
                                                                      76,656,575
                                                                  --------------

             CONTAINERS & GLASS--0.0%
         500 Crown Packaging Holdings, Ltd. (144A).............                5
                                                                  --------------

             DOMESTIC OIL--2.7%
     217,300 Anadarko Petroleum Corp. .........................       11,740,719
     267,600 ExxonMobil Corp. .................................       23,374,860
     999,800 Ocean Energy, Inc. (b)............................       17,446,510
     257,600 Royal Dutch Petroleum Co. (ADR)...................       15,010,352
                                                                  --------------
                                                                      67,572,441
                                                                  --------------

             DRUGS & HEALTH CARE--7.5%
     470,600 Baxter International, Inc. .......................       23,059,400
     525,200 Biogen, Inc. .....................................       28,534,116
     593,400 Johnson & Johnson.................................       29,670,000
     105,600 Laboratory Corp. America Holdings (b).............        8,120,640
     719,375 Pfizer, Inc. .....................................       28,810,969
     901,900 Pharmacia Corp. ..................................       41,442,305
     453,800 Schering-Plough Corp. ............................       16,445,712
     344,400 Sepracor, Inc. (b) (c)............................       13,701,954
                                                                  --------------
                                                                     189,785,096
                                                                  --------------

             ELECTRIC UTILITIES--1.0%
     401,200 Exelon Corp. .....................................       25,724,944
                                                                  --------------

             ELECTRONICS--2.0%
     221,000 Agilent Technologies, Inc. (b)....................        7,182,500
   1,149,300 Intel Corp. ......................................       33,588,293
     157,700 Millipore Corp. ..................................        9,774,246
                                                                  --------------
                                                                      50,545,039
                                                                  --------------

             FINANCIAL SERVICES--4.0%
     143,700 Federal National Mortgage Association.............       12,236,055
     741,350 J.P. Morgan Chase & Co. ..........................       33,064,210
     629,100 Morgan Stanley Dean Witter & Co. .................       40,407,093
     390,350 Washington Mutual, Inc. ..........................       14,657,642
                                                                  --------------
                                                                     100,365,000
                                                                  --------------


                See accompanying notes to financial statements.

                                     MSF-20

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)                BONDS & NOTES--38.6% OF TOTAL NET
                                          ASSETS

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

             FOOD & BEVERAGES--1.9%
     352,700 Kraft Foods, Inc. ................................   $   10,933,700
     840,100 PepsiCo, Inc. ....................................       37,132,420
                                                                  --------------
                                                                      48,066,120
                                                                  --------------

             HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.8%
     471,600 Gemstar-TV Guide International, Inc. .............       20,101,950
                                                                  --------------

             HOUSEHOLD PRODUCTS--0.6%
     223,400 Procter & Gamble Co. .............................       14,252,920
                                                                  --------------

             INSURANCE--3.9%
   1,357,400 Ace, Ltd. ........................................       53,060,766
     265,600 MGIC Investment Corp. ............................       19,293,184
     495,500 St. Paul Cos., Inc. ..............................       25,116,895
                                                                  --------------
                                                                      97,470,845
                                                                  --------------

             LEISURE--0.9%
     762,000 The Walt Disney Co. ..............................       22,014,180
                                                                  --------------

             PAPER & FOREST--0.7%
     480,100 International Paper Co. ..........................       17,139,570
                                                                  --------------

             PETROLEUM SERVICES--0.2%
     171,000 Noble Drilling Corp. (b)..........................        5,600,250
                                                                  --------------

             RETAIL--3.8%
     527,300 Bed Bath & Beyond, Inc. (b).......................       15,819,000
     568,400 Home Depot, Inc. .................................       26,459,020
   1,025,500 Target Corp. .....................................       35,482,300
     396,200 Wal-Mart Stores, Inc. ............................       19,334,560
                                                                  --------------
                                                                      97,094,880
                                                                  --------------

             SOFTWARE--4.7%
     273,900 Electronic Arts, Inc. (b).........................       15,804,030
     528,900 Intuit, Inc. (b)..................................       21,153,356
     123,500 Mercury Interactive Corp. (b).....................        7,371,715
     622,400 Microsoft Corp. (b)...............................       44,706,992
     541,900 Peregrine Systems, Inc. (b) (c)...................       15,636,524
     313,800 Siebel Systems, Inc. (b)..........................       14,745,462
                                                                  --------------
                                                                     119,418,079
                                                                  --------------

             TELEPHONE--0.3%
     213,600 Qwest Communications International, Inc...........        6,807,432
                                                                  --------------

             TOBACCO--0.6%
     309,900 Philip Morris Cos., Inc...........................       15,727,425
                                                                  --------------
             Total Common Stocks
              (Identified Cost $1,453,696,357).................    1,475,683,384
                                                                  --------------

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)

             AEROSPACE & DEFENSE--0.4%
 $ 9,875,000 United Technologies Corp. 6.700%, 08/01/28.......   $    9,399,617
                                                                 --------------

             AUTO PARTS--0.1%
   3,450,000 Lear Corp. 7.960%, 05/15/05......................        3,497,127
                                                                 --------------

             AUTOMOBILES--0.3%
   8,100,000 Chase Manhattan Auto Owner 6.260%, 06/15/07......        8,294,270
                                                                 --------------

             BROADCASTING--0.2%
   5,575,000 CSC Holdings, Inc. (144A) 7.625%, 04/01/11.......        5,309,072
                                                                 --------------

             BUSINESS SERVICES--0.1%
   2,950,000 Electronic Data Systems Corp. 7.450%, 10/15/29...        2,943,274
                                                                 --------------

             COLLATERALIZED MORTGAGE OBLIGATIONS--2.5%
   3,117,563 Bear Stearns Commercial Mortgage Securities, Inc.
              6.080%, 09/15/10................................        3,082,003
   6,475,000 Commercial Mortgage Acceptance Corp. (144A)
              5.440%, 05/15/13................................        4,386,306
  10,600,000 Connecticut RRB Special Purpose Trust 5.360%,
              03/30/07........................................       10,594,594
   3,000,000 Connecticut RRB Special Purpose Trust 5.730%,
              03/30/09........................................        2,968,140
   3,100,000 DLJ Commercial Mortgage Corp. 7.500%, 09/10/10...        3,205,245
   6,300,000 First Union Lehman Brothers 7.500%, 11/18/29.....        5,073,516
   6,544,000 Morgan Project Commercial Mortgage Finance Corp.
              7.238%, 09/15/29 (d)............................        6,674,880
   1,227,113 Morgan Stanley Capital I, Inc. 6.190%, 01/15/07..        1,259,976
   5,741,743 NationsLink Funding Corp. 6.001%, 11/20/07 (d)...        5,761,495
   6,950,000 NationsLink Funding Corp. (Class E) 7.105%,
              11/20/08........................................        6,703,490
   6,325,000 Peco Energy Transition Trust 7.650%, 03/01/10....        6,763,765
   6,995,288 Structured Asset Securities Corp.
              6.790%, 06/12/04................................        7,157,054
                                                                 --------------
                                                                     63,630,464
                                                                 --------------

             COMMUNICATION SERVICES--0.5%
   4,875,000 AOL Time Warner, Inc. 6.125%, 04/15/06...........        4,861,301
   2,400,000 Charter Communications Holdings (144A) 9.625%,
              11/15/09........................................        2,400,000

                See accompanying notes to financial statements.

                                     MSF-21

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)

             COMMUNICATION SERVICES--(CONTINUED)
 $ 5,100,000 Clear Channel Communications, Inc. 4.440%,
              09/17/01........................................   $    5,094,105
                                                                 --------------
                                                                     12,355,406
                                                                 --------------

             COMMUNICATIONS--0.2%
   6,100,000 Comcast Cable Communications 6.750%, 01/30/11....        5,974,096
                                                                 --------------

             DOMESTIC OIL--0.2%
   3,800,000 Pioneer Natural Resources Co. 9.625%, 04/01/10...        4,237,000
                                                                 --------------

             DRUGS & HEALTH CARE--0.6%
   3,700,000 Columbia/HCA Healthcare Corp. 6.870%, 09/15/03...        3,626,000
   3,925,000 Columbia/HCA Healthcare Corp. 7.690%, 6/15/25....        3,532,500
   2,875,000 Healthsouth Corp. 7.000%, 06/15/08...............        2,673,750
   6,425,000 Tenet Healthcare Corp. 8.625%, 01/15/07..........        6,665,937
                                                                 --------------
                                                                     16,498,187
                                                                 --------------

             ELECTRIC UTILITIES--2.0%
   3,150,000 Amerenenergy Generating Co. 7.750%, 11/01/05.....        3,260,597
   6,700,000 Calpine Corp. 7.750%, 04/15/09...................        6,228,588
   5,050,000 DTE Energy Co. 6.000%, 06/01/04..................        5,069,341
   6,450,000 Dominion Resources, Inc. 7.625%, 07/15/05........        6,739,218
   6,500,000 Duke Energy Co. 7.125%, 09/03/02.................        6,671,860
   6,400,000 Duke Energy Co. 7.375%, 03/01/10.................        6,659,520
   4,300,000 Exelon Corp. 6.750%, 05/01/11....................        4,210,861
   4,925,000 General Electric Capital Corp. 6.875%, 11/15/10..        5,136,923
   6,200,000 KeySpan Corp. 7.625%, 11/15/10...................        6,558,422
                                                                 --------------
                                                                     50,535,330
                                                                 --------------

             ELECTRICAL EQUIPMENT--0.7%
   5,650,000 Ametek, Inc. 7.200%, 07/15/08....................        5,427,108
  11,175,000 Detroit Edison Securitization 5.510%, 03/01/07...       11,195,338
                                                                 --------------
                                                                     16,622,446
                                                                 --------------

             FEDERAL AGENCIES--4.7%
  20,225,000 Federal Home Loan Mortgage Corp. 5.250%,
              02/15/04........................................       20,386,193
  10,925,000 Federal National Mortgage Association 7.000%,
              07/15/05........................................       11,542,918
  31,350,000 Federal National Mortgage Association 6.000%,
              12/15/05........................................       31,971,984

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)

             FEDERAL AGENCIES--(CONTINUED)
 $   238,886 Federal National Mortgage Association 7.250%,
              09/01/07........................................   $      245,539
   1,146,749 Federal National Mortgage Association 7.000%,
              12/01/07........................................        1,173,148
     484,038 Federal National Mortgage Association 8.000%,
              06/01/08........................................          501,643
     574,807 Federal National Mortgage Association 8.500%,
              02/01/09........................................          607,709
   2,450,000 Federal National Mortgage Association 7.125%,
              06/15/10........................................        2,614,983
      19,389 Federal National Mortgage Association 9.000%,
              04/01/16........................................           20,548
  16,200,000 Federal National Mortgage Association 7.125%,
              01/15/30........................................       17,268,066
   1,700,000 Federal National Mortgage Association 7.250%,
              05/15/30........................................        1,839,706
     984,244 Government National Mortgage Association 6.000%,
              02/15/09........................................          986,911
   2,324,472 Government National Mortgage Association 6.500%,
              05/15/09........................................        2,356,434
  15,969,112 Government National Mortgage Association 7.000%,
              03/15/31........................................       16,108,841
  11,150,000 Student Loan Marketing Association Global 5.250%,
              03/15/06........................................       11,003,600
                                                                 --------------
                                                                    118,628,223
                                                                 --------------

             FINANCE & BANKING--7.2%
   5,525,000 American Express Credit Account Trust 5.530%,
              10/15/08........................................        5,469,750
   5,000,000 Bombadier Capital, Inc. (144A) 7.300%, 12/15/02..        5,141,750
   6,450,000 Citibank Credit Card Issuance Trust 7.450%,
              09/15/07........................................        6,748,313
   3,200,000 Citibank Credit Card Issuance Trust 6.650%,
              05/15/08........................................        3,186,496
   5,360,000 Citibank Credit Card Master Trust I 6.650%,
              11/15/06........................................        5,550,923
  14,325,000 Citigroup, Inc. 7.250%, 10/01/10.................       14,870,066
  11,575,000 Countrywide Funding Corp. 5.250%, 05/22/03.......       11,607,526
   9,875,000 Discover Card Master Trust I 5.600%, 05/16/06....        9,970,590
  10,075,000 Discover Card Master Trust I 5.300%, 11/15/06....       10,071,716
   4,400,000 Fleet Mortgage Group, Inc. 7.060%, 07/26/02......        4,520,604
   6,100,000 Fleetboston Financial Corp. 7.250%, 09/15/05.....        6,388,652
   6,000,000 Florida Windstorm Underwriting (144A) 7.125%,
              02/25/19........................................        5,890,560

                See accompanying notes to financial statements.

                                     MSF-22

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)

             FINANCE & BANKING--(CONTINUED)
 $11,175,000 Ford Credit Auto Owner Trust 5.360%, 06/15/05....   $   11,227,299
  18,000,000 Ford Motor Credit Co. 6.875%, 02/01/06...........       18,348,840
   2,350,000 Ford Motor Credit Co. 7.375%, 10/28/09...........        2,375,192
   1,625,000 Ford Motor Credit Co. 7.375%, 02/01/11...........        1,646,336
   7,750,000 GE Global Insurance Holding Corp. 7.000%,
              02/15/26........................................        7,732,950
   4,500,000 General Motors Acceptance Corp. 5.950%, 03/14/03.        4,544,280
   2,475,000 Goldman Sachs Group, L.P. (144A) 6.625%,
              12/01/04........................................        2,549,869
   5,750,000 Household Finance Corp. 8.000%, 05/09/05.........        6,143,990
  10,090,000 John Hancock Global Funding (144A) 7.900%,
              07/02/10........................................       10,937,156
   9,500,000 Verizon Global Funding Corp. (144A) 7.250%,
              12/01/10........................................        9,678,790
   6,575,000 Wells Fargo & Co. 7.250%, 08/24/05...............        6,938,729
   9,975,000 Wells Fargo Bank N.A. 6.450%, 02/01/11...........        9,780,288
                                                                 --------------
                                                                    181,320,665
                                                                 --------------

             FINANCIAL SERVICES--3.1%
   4,350,000 AIG Sunamerica Global Financing VI (144A) 6.300%,
              05/10/11........................................        4,338,255
   5,825,000 Bear Stearns Commercial Mortgage Securities, Inc.
              7.080%, 07/15/31................................        6,000,660
   2,500,000 ERAC USA Finance Co. (144A) 6.625%, 02/15/05.....        2,482,425
   2,450,000 ERAC Usa Finance Co. (144A) 8.250%, 05/01/05.....        2,563,680
   3,800,000 Fleet Credit Card Master Trust II 5.600%,
              12/15/08........................................        3,794,034
   8,225,000 Ford Credit Auto Owner Trust 6.580%, 11/15/04....        8,610,506
   7,525,000 Ford Credit Auto Owner Trust 4.830%, 02/15/05....        7,523,826
   4,925,000 J.P. Morgan Chase 6.750%, 02/01/11...............        4,935,293
   3,372,578 J.P. Morgan Commercial Mortgage Finance Corp.
              6.180%, 10/15/35................................        3,396,793
   5,155,000 J.P. Morgan Commercial Mortgage Finance Corp.
              6.507%, 10/15/35................................        5,269,338
  12,575,000 MBNA Master Credit Card Trust II 6.500%,
              04/15/10........................................       12,846,117
   7,750,000 Merrill Lynch & Co., Inc. 5.350%, 06/15/04.......        7,723,340

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)

             FINANCIAL SERVICES--(CONTINUED)
 $ 3,100,000 NiSource Finance Corp. 7.500%, 11/15/03..........   $    3,215,754
   4,700,000 Qwest Capital Funding, Inc. 7.900%, 08/15/10.....        4,837,851
                                                                 --------------
                                                                     77,537,872
                                                                 --------------

             FOOD & BEVERAGES--0.7%
   3,550,000 Coca Cola Enterprises, Inc. 6.950%, 11/15/26.....        3,457,274
   3,725,000 Conagra, Inc. 7.500%, 09/15/05...................        3,855,599
   1,500,000 Constellation Brands, Inc. (144A) 8.000%,
              02/15/08........................................        1,507,500
   2,575,000 Kroger Co. 8.000%, 09/15/29......................        2,662,344
   6,550,000 Pepsi Bottling Holdings, Inc. (144A) 5.625%,
              02/17/09........................................        6,285,707
                                                                 --------------
                                                                     17,768,424
                                                                 --------------

             FOREIGN CORPORATE--0.2%
   6,850,000 Bundesreppublic Deutschland 5.250%, 01/04/11,
              (EUR)...........................................        5,896,170
                                                                 --------------

             FOREIGN GOVERNMENT--1.2%
  14,325,000 Government of Canada 7.000%, 12/01/06, (CAD).....        9,991,442
     200,000 New Zealand 8.000%, 04/15/04, (NZD)..............           84,132
  21,875,000 New Zealand 8.000%, 11/15/06, (NZD)..............        9,401,726
  11,021,331 Republic of Greece 8.800%, 06/19/07, (EUR).......       11,040,898
                                                                 --------------
                                                                     30,518,198
                                                                 --------------

             GAS & PIPELINE UTILITIES--0.2%
   3,775,000 Dynegy, Inc. 6.875%, 07/15/02....................        3,831,663
   1,075,000 Dynergy Holdings, Inc. 8.125%, 03/15/05..........        1,127,987
                                                                 --------------
                                                                      4,959,650
                                                                 --------------

             GAS EXPLORATION--0.3%
   6,475,000 Dominion Resources, Inc. (Series D) 7.400%,
              09/16/02........................................        6,623,731
                                                                 --------------

             HOTELS & RESTAURANTS--0.2%
   4,800,000 Park Place Entertainment Corp. 9.375%, 02/15/07..        5,040,000
                                                                 --------------

             HOUSEHOLD PRODUCTS--0.3%
   6,675,000 Unilever Capital Corp. 6.875%, 11/01/05..........        6,920,640
                                                                 --------------


                See accompanying notes to financial statements.

                                     MSF-23

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)

             INDUSTRIAL MACHINERY--0.3%
 $ 4,750,000 Dover Corp. 6.650%, 06/01/28.....................   $    4,484,855
   4,700,000 Illinois Tool Works, Inc. 5.750%, 03/01/09.......        4,462,697
                                                                 --------------
                                                                      8,947,552
                                                                 --------------

             INDUSTRIALS--0.4%
  10,150,000 International Paper Co. 5.604%, 07/09/01.........       10,151,533
                                                                 --------------

             LEISURE--0.3%
   6,975,000 Harrahs Operating, Inc. 7.875%, 12/15/05.........        7,079,625
                                                                 --------------

             NEWSPAPERS--0.1%
   3,400,000 News America Holdings, Inc. 7.750%, 01/20/24.....        3,218,304
                                                                 --------------

             POLLUTION CONTROL--0.1%
   3,325,000 Allied Waste North America, Inc. (144A) 8.875%,
              04/01/08........................................        3,399,813
   6,100,000 Safety Kleen Corp. 9.250%, 05/15/09 (e)..........           18,300
                                                                 --------------
                                                                      3,418,113
                                                                 --------------

             RAILROADS & EQUIPMENT--0.4%
   5,050,000 Burlington Northern Santa Fe 6.700%, 08/01/28....        4,574,643
   5,800,000 Norfolk Southern Corp. 7.350%, 05/15/07..........        6,006,364
                                                                 --------------
                                                                     10,581,007
                                                                 --------------

             REAL ESTATE--0.2%
   4,975,663 LB Commercial Conduit Mortgage Trust 5.870%,
              08/15/06........................................        4,998,999
                                                                 --------------

             RETAIL--0.8%
   4,050,000 Safeway, Inc. 7.000%, 09/15/02...................        4,146,187
   5,850,000 Safeway, Inc. 6.150%, 03/01/06...................        5,841,927
   4,700,000 Staples, Inc. 4.925%, 11/26/01 (d)...............        4,697,650
   4,025,000 Wal-Mart Stores, Inc. 7.550%, 02/15/30...........        4,398,118
                                                                 --------------
                                                                     19,083,882
                                                                 --------------

             STATE HOUSING AUTHORITIES--0.2%
   4,850,000 New Jersey Economic Development Authority 7.425%,
              02/15/29........................................        5,244,062
                                                                 --------------

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)

             TELEPHONE--1.5%
 $ 1,475,000 AT&T Wireless Services, Inc. (144A) 8.750%,
              03/01/31........................................   $    1,532,584
   2,400,000 British Telecommunications, Plc. 8.125%,
              12/15/10........................................        2,532,000
   2,250,000 British Telecommunications, Plc. 8.625%,
              12/15/30........................................        2,441,520
   4,600,000 EchoStar Communications Corp. 9.375%, 02/01/09...        4,485,000
   2,400,000 France Telecom S.A. 8.500%, 03/01/11.............        2,509,896
   2,925,000 France Telecom S.A. (144A) 7.750%, 03/01/11......        2,979,785
   3,225,000 Global Crossing Holdings, Ltd. 9.500%, 11/15/09..        2,499,375
   5,025,000 Telus Corp. 8.000%, 06/01/11.....................        5,127,912
   8,150,000 Vodafone Airtouch, Plc. 7.750%, 02/15/10.........        8,550,654
   4,375,000 Worldcom, Inc. 7.500%, 05/15/11..................        4,258,275
                                                                 --------------
                                                                     36,917,001
                                                                 --------------

             TRANSPORTATION--0.4%
   5,075,000 DaimlerChrysler Auto Trust 5.320%, 09/06/06......        5,062,515
   5,050,000 Union Pacific Corp. 5.840%, 05/25/04.............        5,067,877
                                                                 --------------
                                                                     10,130,392
                                                                 --------------

             U.S. TREASURY--4.9%
   3,500,000 United States Treasury Bonds 11.250%, 02/15/15
              (c).............................................        5,295,920
  20,000,000 United States Treasury Bonds 10.625%, 08/15/15
              (c).............................................       29,231,200
  10,950,000 United States Treasury Bonds 8.875%, 02/15/19
              (c).............................................       14,508,750
  12,350,000 United States Treasury Bonds 8.125%, 08/15/21
              (c).............................................       15,518,516
  46,000,000 United States Treasury Bonds 6.750%, 08/15/26
              (c).............................................       51,009,432
   7,050,000 United States Treasury Notes 6.000%, 08/15/09
              (c).............................................        7,398,059
   2,050,000 United States Treasury Strips Zero Coupon,
              11/15/01........................................        2,021,710
                                                                 --------------
                                                                    124,983,587
                                                                 --------------
             UTILITIES--0.4%
   2,400,000 Energy East Corp. 7.750%, 11/15/03...............        2,488,440
   8,150,000 PECO Energy Co. 6.130%, 03/01/09.................        8,104,115
                                                                 --------------
                                                                     10,592,555
                                                                 --------------



                See accompanying notes to financial statements.

                                     MSF-24

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)                SHORT TERM INVESTMENTS--2.7%

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)

             YANKEE--2.7%
 $ 5,755,000 British Sky Broadcasting Group 6.875%, 02/23/09..   $    5,268,587
   6,700,000 DR Investments (144A) 7.100%, 05/15/02...........        6,818,590
   6,310,976 Federal Republic of Brazil 8.000%, 04/15/14......        4,670,438
   3,700,000 Mexico United Mexican States 10.375%, 02/17/09...        4,140,300
   5,600,000 National Republic of Bulgaria 6.313%, 07/28/11
              (d).............................................        4,424,000
   3,000,000 Norsk Hydro ASA 7.150%, 11/15/25.................        2,915,790
  10,575,000 Quebec Province of Canada 7.125%, 02/09/24.......       10,796,758
   2,975,000 Quebec Province of Canada 7.500%, 09/15/29.......        3,173,016
   1,700,000 Republic of Panama 4.500%, 07/17/01 (d)..........        1,527,120
   6,475,000 Republic of Panama 7.875%, 02/13/02..............        6,627,163
   2,300,000 Republic of Peru 4.500%, 03/07/03................        1,584,125
   5,440,000 Republic of Philippines 4.813%, 12/01/09 (d).....        5,004,800
   1,775,000 Russian Federation 8.250%, 03/31/10..............        1,372,874
   6,200,000 Tyco International Group S.A. 6.250%, 06/15/03...        6,285,188
   2,400,000 United Mexican States 9.875%, 02/01/10...........        2,625,600
                                                                 --------------
                                                                     67,234,349
                                                                 --------------
             Total Bonds & Notes
              (Identified Cost $978,986,822)..................      977,090,823
                                                                 --------------

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)

             COMMERCIAL PAPER--2.7%
 $25,404,000 American Express Credit Corp. 3.810%, 07/05/01...   $   25,393,246
   5,000,000 American Express Credit Corp. 3.640%, 07/24/01...        4,988,372
  29,993,000 Citicorp 3.700%, 07/02/01........................       29,989,917
   5,750,000 International Lease Finance Corp. 3.640%,
              07/24/01........................................        5,736,628
   2,600,000 Wells Fargo & Co. 3.900%, 07/03/01...............        2,599,437
                                                                 --------------
                                                                     68,707,600
                                                                 --------------
             Total Short Term Investments
              (Identified Cost $68,707,600)...................       68,707,600
                                                                 --------------
             Total Investments--99.6%
              (Identified Cost $2,501,390,779) (a)............    2,521,481,807
             Other assets less liabilities....................        9,414,652
                                                                 --------------
             TOTAL NET ASSETS--100%...........................   $2,530,896,459
                                                                 ==============

                See accompanying notes to financial statements.

                                     MSF-25

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

FORWARD CONTRACTS OUTSTANDING AT JUNE 30, 2001

                                  LOCAL    AGGREGATE               UNREALIZED
      CURRENCY        DELIVERY   CURRENCY     FACE      TOTAL    APPRECIATION/
      CONTRACT          DATE      AMOUNT     VALUE      VALUE    (DEPRECIATION)
Canadian Dollar
 (sold)               8/09/2001 14,220,000 $9,240,816 $9,363,146   $(122,330)
Euro Currency (sold)  7/09/2001  2,610,000  2,339,774  2,211,430     128,343
Euro Currency (sold)  7/09/2001    970,000    851,990    821,873      30,117
Euro Currency (sold)  8/09/2001  6,350,000  5,648,325  5,377,276     271,049
Euro Currency (sold)  8/21/2001  4,611,000  4,057,680  3,903,863     153,817
New Zealand Dollar
 (sold)               8/21/2001    927,000    393,975    374,310      19,665
New Zealand Dollar
 (sold)               8/21/2001  6,934,000  2,691,950  2,557,583     134,367
New Zealand Dollar
 (sold)               8/21/2001  4,395,000  1,868,227  1,774,641      93,585
New Zealand Dollar
 (sold)               9/07/2001  2,418,000    986,641    975,532      11,109
New Zealand Dollar
 (sold)               9/07/2001  5,810,000  2,376,290  2,344,020      32,270
New Zealand Dollar
 (sold)               9/07/2001  2,940,000  1,200,314  1,186,130      14,184
                                                                   ---------
Net Unrealized Appreciation on Forward Currency Contracts......    $ 766,176
                                                                   =========

FUTURES CONTRACTS

                                                                           VALUATION    UNREALIZED
                                         EXPIRATION NUMBER OF  CONTRACT      AS OF     APPRECIATION
                                            DATE    CONTRACTS   AMOUNT      6/30/01   (DEPRECIATION)
US Treasury Notes 5 Year Future (Long)    9/30/01      337    $34,864,591 $34,826,844   $ (37,747)
US Treasury Notes 10 Year Future (Long)   9/30/01      355     36,271,399  36,570,547     299,148
US Treasury Bond 30 Year Future (Short)   9/30/01      186     18,335,683  18,658,125    (322,442)
                                                                                        ---------
Net Unrealized Depreciation on Future Contracts.....................................    $ (61,041)
                                                                                        =========

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $2,501,390,779 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ......... $ 153,001,428
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value .........  (132,910,400)
                                                                 -------------
   Net unrealized appreciation.................................. $  20,091,028
                                                                 =============

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $90,269,232 with collateral backing valued at $92,413,175.
(d) Variable or floating rate security. Rate disclosed is as of 6/30/2001.
(e) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in institutional buyers. At the period end, the value of these securities amounted to $78,201,847 or 3.1% of net assets.
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.
CAD--Canadian Dollar
EUR--Euro Currency
NZD--New Zealand Dollar

                See accompanying notes to financial statements.

                                    MSF-26

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value.............................              $2,521,481,807
 Receivable for:
 Securities sold..................................                  25,235,950
 Fund shares sold.................................                   1,851,881
 Open forward currency contracts--net.............                     766,176
 Dividends and interest...........................                  16,879,815
 Foreign taxes....................................                      28,136
 Collateral for securities loaned.................                  92,413,175
                                                                --------------
  Total Assets....................................               2,658,656,940
LIABILITIES
 Payable for:
 Fund shares redeemed.............................  $    46,016
 Securities purchased.............................   31,868,587
 Due to custodian bank............................    2,369,312
 Futures variation margin.........................       73,219
 Return of collateral for securities loaned.......   92,413,175
 Accrued expenses:
 Management fees..................................      904,582
 Other expenses...................................       85,590
                                                    -----------
  Total Liabilities...............................                 127,760,481
                                                                --------------
NET ASSETS........................................              $2,530,896,459
                                                                ==============
 Net assets consist of:
 Capital paid in..................................              $2,526,666,179
 Undistributed net investment income..............                  15,816,583
 Accumulated net realized gains (losses)..........                 (32,369,550)
 Unrealized appreciation (depreciation) on
  investments and futures contracts...............                  20,783,247
                                                                --------------
NET ASSETS........................................              $2,530,896,459
                                                                ==============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($2,530,896,360 divided by 160,127,129 shares of
 beneficial interest).............................              $        15.81
                                                                ==============
CLASS E
Net asset value and redemption price per share
 ($99 divided by 6 shares of beneficial interest).              $        15.81
                                                                ==============
Identified cost of investments....................              $2,501,390,779
                                                                ==============

INVESTMENT INCOME
 Dividends.....................................                $   5,830,464
 Interest......................................                   36,785,134(a)
                                                               -------------
                                                                  42,615,598
EXPENSES
 Management fees............................... $   5,556,824
 Directors fees and expenses...................         6,256
 Custodian.....................................       176,619
 Audit and tax services........................         9,231
 Legal.........................................         5,497
 Printing......................................       421,677
 Insurance.....................................         2,186
 Miscellaneous.................................           471
                                                -------------
 Total expenses before reductions..............     6,178,761
 Expense reductions............................      (180,984)     5,997,777
                                                -------------  -------------
NET INVESTMENT INCOME..........................                   36,617,821
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..............................   (24,021,179)
 Futures contracts--net........................      (215,254)
 Foreign currency transactions--net............       (19,377)   (24,255,810)
                                                -------------
Unrealized appreciation (depreciation) on:
 Investments--net..............................  (140,533,273)
 Futures contracts--net........................       (61,041)
 Foreign currency transactions--net............     2,031,050   (138,563,264)
                                                -------------  -------------
Net gain (loss)................................                 (162,819,074)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS....................................                $(126,201,253)
                                                               =============

(a) Income on securities loaned $198,005

                See accompanying notes to financial statements.

                                     MSF-27

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                SIX MONTHS ENDED   YEAR ENDED
                                                    JUNE 30,      DECEMBER 31,
                                                      2001            2000
                                                ---------------- --------------
FROM OPERATIONS
 Net investment income........................   $   36,617,821  $   93,235,491
 Net realized gain (loss).....................      (24,255,810)    133,804,958
 Unrealized appreciation (depreciation).......     (138,563,264)   (197,171,011)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS..................................     (126,201,253)     29,869,438
                                                 --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A......................................     (112,496,059)              0
 Class E......................................                0               0
                                                 --------------  --------------
                                                   (112,496,059)              0
                                                 --------------  --------------
 Net realized gain
 Class A......................................     (139,750,259)    (12,782,481)
 Class E......................................                0               0
                                                 --------------  --------------
                                                   (139,750,259)    (12,782,481)
                                                 --------------  --------------
 TOTAL DISTRIBUTIONS..........................     (252,246,318)    (12,782,481)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS..................      152,422,195    (134,576,767)
                                                 --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS......     (226,025,376)   (117,489,810)
NET ASSETS
 Beginning of the period......................    2,756,921,835   2,874,411,645
                                                 --------------  --------------
 End of the period............................   $2,530,896,459  $2,756,921,835
                                                 ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period............................   $   15,816,583  $   91,694,821
                                                 ==============  ==============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 2001            DECEMBER 31, 2000
                          -------------------------  -------------------------
                            SHARES          $          SHARES          $
                          ----------  -------------  ----------  -------------
CLASS A
 Sales...................  1,293,816  $  21,664,066   1,674,535  $  31,484,952
 Reinvestments........... 15,944,773    252,246,318     656,185     12,782,481
 Redemptions............. (7,092,747)  (121,488,289) (9,641,089)  (178,844,200)
                          ----------  -------------  ----------  -------------
 Net increase (decrease). 10,145,842  $ 152,422,095  (7,310,369) $(134,576,767)
                          ==========  =============  ==========  =============
CLASS E
 Sales...................          6  $         100           0  $           0
 Reinvestments...........          0              0           0              0
 Redemptions.............          0              0           0              0
                          ----------  -------------  ----------  -------------
 Net increase (decrease).          6  $         100           0  $           0
                          ==========  =============  ==========  =============
 Increase (decrease)
  derived from capital
  share transactions..... 10,145,848  $ 152,422,195  (7,310,369) $(134,576,767)
                          ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                     MSF-28

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                        CLASS A                                       CLASS E
                           -------------------------------------------------------------------------  --------
                              SIX                                                                      MAY 1,
                             MONTHS                                                                    2001(A)
                             ENDED                       YEAR ENDED DECEMBER 31,                      THROUGH
                            JUNE 30,      ----------------------------------------------------------  JUNE 30,
                              2001           2000        1999        1998        1997        1996       2001
                           ----------     ----------  ----------  ----------  ----------  ----------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $    18.38     $    18.27  $    18.39  $    16.98  $    16.67  $    15.95   $16.18
                           ----------     ----------  ----------  ----------  ----------  ----------   ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income...        0.26           0.62        0.59        0.60        0.60        0.55     0.00
 Net realized and
  unrealized gain (loss)
  on investments.........       (1.09)         (0.43)       0.96        2.70        2.71        1.77    (0.37)
                           ----------     ----------  ----------  ----------  ----------  ----------   ------
 Total from investment
  operations.............       (0.83)          0.19        1.55        3.30        3.31        2.32    (0.37)
                           ----------     ----------  ----------  ----------  ----------  ----------   ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income......       (0.78)          0.00       (0.60)      (0.57)      (0.60)      (0.53)    0.00
 Distributions from net
  realized capital gains.       (0.96)         (0.08)      (1.07)      (1.32)      (2.40)      (1.07)    0.00
                           ----------     ----------  ----------  ----------  ----------  ----------   ------
 Total distributions.....       (1.74)         (0.08)      (1.67)      (1.89)      (3.00)      (1.60)    0.00
                           ----------     ----------  ----------  ----------  ----------  ----------   ------
NET ASSET VALUE, END OF
 PERIOD..................  $    15.81     $    18.38  $    18.27  $    18.39  $    16.98  $    16.67   $15.81
                           ==========     ==========  ==========  ==========  ==========  ==========   ======
TOTAL RETURN (%).........        (4.5)(b)        1.0         8.7        19.6        20.6        14.5     (2.3)(b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%)..........       0.48 (c)        0.46        0.45        0.48        0.40        0.29    0.63 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (d)......       0.46 (c)        0.46          --          --          --          --    0.61 (c)
Ratio of net investment
 income to average net
 assets (%)..............       2.82 (c)        3.26        3.08        3.39        3.50        3.38    2.67 (c)
Portfolio turnover rate
 (%).....................         95 (c)         131         124         106         115          91      95 (c)
Net assets, end of period
 (000)...................  $2,530,896     $2,756,922  $2,874,412  $2,656,987  $1,982,232  $1,448,841   $  0.1

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-29

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--92.5% OF TOTAL NET ASSETS

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           APPAREL & TEXTILES--1.1%
   312,300 NIKE, Inc. (Class B)................................   $   13,113,477
                                                                  --------------

           BANKS--1.8%
   324,800 Investors Financial Services Corp...................       21,761,600
                                                                  --------------

           BIOTECHNOLOGY--3.4%
   193,700 Forest Laboratories, Inc. (b).......................       13,752,700
   463,600 Genzyme Corp. (b) (c)...............................       28,395,500
                                                                  --------------
                                                                      42,148,200
                                                                  --------------

           BUILDING & CONSTRUCTION--0.7%
   148,400 American Standard Cos., Inc. (b)....................        8,918,840
                                                                  --------------

           BUSINESS SERVICES--4.3%
   439,800 Checkfree Corp. (b) (c).............................       15,463,368
   477,748 Concord EFS, Inc. (b) (c)...........................       24,845,285
   219,900 The Bisys Group, Inc. (b)...........................       12,974,100
                                                                  --------------
                                                                      53,282,753
                                                                  --------------

           COMMUNICATION SERVICES--6.6%
   321,400 Adelphia Communications Corp. (c)...................       13,064,910
   304,600 Lamar Advertising Co. ..............................       13,105,415
   299,300 Tribune Co..........................................       11,974,993
   357,900 Univision Communications, Inc. (b) (c)..............       15,310,962
   465,400 Western Wireless Corp...............................       20,014,527
   226,300 Westwood One, Inc. (b)..............................        8,339,155
                                                                  --------------
                                                                      81,809,962
                                                                  --------------

           COMMUNICATIONS--2.5%
   208,300 Brocade Communications Systems, Inc. (b)............        9,096,461
   337,800 Ciena Corp. (b).....................................       12,838,089
   499,500 Grant Prideco, Inc. (b).............................        8,736,255
                                                                  --------------
                                                                      30,670,805
                                                                  --------------

           COMPUTERS & BUSINESS EQUIPMENT--8.8%
   781,700 American Tower Corp.................................       16,157,739
   604,400 Cirrus Logic, Inc. (b)..............................       13,922,354
   586,600 Integrated Device Technology (b)....................       18,389,910
   242,500 KLA-Tencor Corp. (b)................................       14,164,425
   236,000 Novellus Systems, Inc. .............................       13,403,620
 1,019,000 Powerwave Technologies, Inc. (b)....................       14,724,550
   436,500 Scientific-Atlanta, Inc. (b)........................       17,721,900
                                                                  --------------
                                                                     108,484,498
                                                                  --------------

           DOMESTIC OIL--4.1%
   553,000 EOG Resources, Inc. ................................       19,659,150
   253,700 Kerr-McGee Corp.....................................       16,812,699
   535,800 National-Oilwell, Inc. (b)..........................       14,359,440
                                                                  --------------
                                                                      50,831,289
                                                                  --------------

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
           DRUGS & HEALTH CARE--19.5%
   489,500 Andrx Corp. (b)....................................   $   37,667,025
   220,900 Barr Laboratories, Inc. (b)........................       15,553,569
   383,900 Biogen, Inc........................................       20,857,287
   440,800 Express Scripts, Inc. (b)..........................       24,206,532
   311,400 Inhale Therapeutic Systems, Inc. (b) (c)...........        7,162,200
   360,800 Millennium Pharmaceuticals (b).....................       12,768,712
   555,900 Mylan Laboratories, Inc............................       15,637,467
   194,700 Quest Diagnostics, Inc. (b)........................       14,573,295
   846,400 Sepracor, Inc. (b) (c).............................       33,674,024
   173,200 Shire Pharmaceuticals Group Place (ADR) (b)........        9,638,580
   170,300 Stryker Corp. (b)..................................        9,340,955
   239,700 Teva Pharmaceutical Industries, Ltd.
            (ADR).............................................       14,845,819
   257,700 Wellpoint Health Networks, Inc. (b)................       24,285,648
                                                                 --------------
                                                                    240,211,113
                                                                 --------------

           ELECTRICAL EQUIPMENT--1.9%
 1,075,700 Symbol Technologies, Inc. .........................       23,880,540
                                                                 --------------

           ELECTRONICS--2.4%
   391,800 Millipore Corp. ...................................       24,283,764
   181,000 Waters Corp. (b)...................................        4,997,410
                                                                 --------------
                                                                     29,281,174
                                                                 --------------

           FINANCIAL SERVICES--6.4%
   557,500 Capital One Financial Corp. .......................       33,450,000
   697,500 Instinet Group, Inc. ..............................       13,004,888
   412,800 Lehman Brothers Holdings, Inc. ....................       32,095,200
                                                                 --------------
                                                                     78,550,088
                                                                 --------------

           HOTELS & RESTAURANTS--1.4%
   392,400 Tricon Global Restaurants, Inc. (b)................       17,226,360
                                                                 --------------

           INDUSTRIAL MACHINERY--1.2%
   270,800 Danaher Corp. .....................................       15,164,800
                                                                 --------------

           INSURANCE--2.4%
   214,700 Everest Reinsurance Group, Ltd. ...................       16,059,560
   241,200 Partnerre, Ltd. ...................................       13,362,480
                                                                 --------------
                                                                     29,422,040
                                                                 --------------

           INVESTMENT TRUST--1.0%
   277,200 Nasdaq 100 Trust...................................       12,668,040
                                                                 --------------

           LEISURE--2.4%
   518,300 Callaway Golf Co. .................................        8,189,140
   324,000 International Game Technology (b)..................       20,331,000
                                                                 --------------
                                                                     28,520,140
                                                                 --------------

                See accompanying notes to financial statements.

                                     MSF-30

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)                SHORT TERM INVESTMENTS--(CONTINUED)

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
           PUBLISHING--1.0%
   299,500 New York Times Co..................................   $   12,579,000
                                                                 --------------

           RETAIL--8.3%
   254,100 Abercrombie & Fitch Co. (b)........................       11,307,450
   783,500 Brinker International, Inc. (b)....................       20,253,475
   218,200 Kohl's Corp. ......................................       13,687,686
   345,000 The Talbots, Inc. (c)..............................       15,093,750
   587,800 Tiffany & Co.......................................       21,290,116
   309,600 eBay, Inc. (b) (c).................................       21,168,900
                                                                 --------------
                                                                    102,801,377
                                                                 --------------

           SOFTWARE--11.3%
   268,400 BMC Software, Inc. (b).............................        6,049,736
   269,000 Electronic Arts, Inc. (b) (c)......................       15,521,300
 1,013,200 I2 Technologies, Inc. (b)..........................       20,056,294
   549,400 Intuit, Inc. (b)...................................       21,973,253
   252,200 Mercury Interactive Corp. (b)......................       15,053,818
   308,000 Micromuse, Inc. (b)................................        8,429,960
   459,300 Openwave Systems, Inc. (c).........................       16,073,203
 1,275,400 Peregrine Systems, Inc. (b) (c)....................       36,801,667
                                                                 --------------
                                                                    139,959,231
                                                                 --------------
           Total Common Stocks
            (Identified Cost $1,137,064,941)..................    1,141,285,327
                                                                 ==============

SHORT TERM INVESTMENTS--8.2%

    FACE
   AMOUNT
             COMMERCIAL PAPER--8.1%
 $ 9,755,000 American Express Credit Corp.
              3.810%, 07/05/01.................................        9,750,870
  17,139,000 Caterpillar Financial Services NV
              3.720%, 07/06/01.................................       17,130,145
  19,149,000 Ford Motor Credit Co.
              3.880%, 07/02/01.................................       19,146,936
  10,232,000 General Electric Capital Corp. 3.700%, 07/06/01...       10,226,742
  20,000,000 Merck & Co., Inc. 3.770%, 07/05/01................       19,991,622
  23,693,000 Wells Fargo & Co. 3.840%, 07/11/01................       23,667,728
                                                                  --------------
                                                                      99,914,043
                                                                  --------------

    FACE                                                            VALUE
   AMOUNT                                                         (NOTE 1A)
            REPURCHASE AGREEMENT--0.1%
 $1,762,000 State Street Corp. Repurchase Agreement
             dated 06/29/01 at 2.000% to be
             repurchased at $1,762,294 on 07/02/01,
             collateralized by $1,770,000 U.S. Treasury Note
             5.000% due 05/31/03 with a
             value of $1,816,709.............................   $    1,762,000
                                                                --------------
            Total Short Term Investments
             (Identified Cost $101,676,043)..................      101,676,043
                                                                --------------
            Total Investments--100.7%
             (Identified Cost $1,238,740,984) (a)............    1,242,961,370
            Other assets less liabilities....................       (8,315,678)
                                                                --------------
            TOTAL NET ASSETS--100%...........................   $1,234,645,692
                                                                ==============

(a)  Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $1,238,740,984 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.......... $ 110,018,170
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..........  (105,797,784)
                                                                 -------------
   Net unrealized appreciation.................................. $   4,220,386
                                                                 =============

(b)  Non-Income producing security.

(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $51,533,219 with collateral backing valued at $53,103,511.

Key to Abbreviations:

ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-31

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value.............................              $1,242,961,370
 Cash.............................................                         717
 Receivable for:
 Securities sold..................................                  12,732,209
 Fund shares sold.................................                      20,716
 Dividends and interest...........................                     325,213
 Collateral for securities loaned.................                  53,103,511
                                                                --------------
  Total Assets....................................               1,309,143,736
LIABILITIES
 Payable for:
 Fund shares redeemed.............................  $ 2,065,022
 Securities purchased.............................   18,572,963
 Withholding taxes................................           12
 Return of collateral for securities loaned.......   53,103,511
 Accrued expenses:
 Management fees..................................      721,455
 Other expenses...................................       35,081
                                                    -----------
  Total Liabilities...............................                  74,498,044
                                                                --------------
NET ASSETS........................................              $1,234,645,692
                                                                ==============
 Net assets consist of:
 Capital paid in..................................              $1,419,690,642
 Undistributed net investment income..............                    (446,359)
 Accumulated net realized gains (losses)..........                (188,818,977)
 Unrealized appreciation (depreciation) on
  investments.....................................                   4,220,386
                                                                --------------
NET ASSETS........................................              $1,234,645,692
                                                                ==============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($1,234,645,595 divided by 61,639,803 shares of
 beneficial interest).............................              $        20.03
                                                                ==============
CLASS E
Net asset value and redemption price per share
 ($97 divided by 5 shares of beneficial interest).              $        20.03
                                                                ==============
Identified cost of investments....................              $1,238,740,984
                                                                ==============

INVESTMENT INCOME
 Dividends........................................             $   1,587,076(a)
 Interest.........................................                 3,354,727(b)
                                                               -------------
                                                                   4,941,803
EXPENSES
 Management fees.................................. $4,541,898
 Directors' fees and expenses.....................      6,256
 Custodian........................................     88,086
 Audit and tax services...........................      9,231
 Legal............................................      2,661
 Printing.........................................    208,529
 Insurance........................................      2,186
 Miscellaneous....................................        465
                                                   ----------
 Total expenses before reductions.................  4,859,312
 Expense reductions...............................   (116,270)     4,743,042
                                                   ----------  -------------
NET INVESTMENT INCOME.............................                   198,761
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.................................              (184,615,675)
Unrealized appreciation (depreciation) on:
 Investments--net.................................               (31,858,087)
                                                               -------------
Net gain (loss)...................................              (216,473,762)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................             $(216,275,001)
                                                               =============

(a)  Net of foreign taxes of $14,948
(b)  Income on securities loaned $83,697

                See accompanying notes to financial statements.

                                     MSF-32

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                SIX MONTHS ENDED   YEAR ENDED
                                                    JUNE 30,      DECEMBER 31,
                                                      2001            2000
                                                ---------------- --------------
FROM OPERATIONS
 Net investment income........................   $      198,761  $   (2,117,300)
 Net realized gain (loss).....................     (184,615,675)    319,177,117
 Unrealized appreciation (depreciation).......      (31,858,087)   (444,445,794)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS..................................     (216,275,001)   (127,385,977)
                                                 --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A......................................         (645,120)              0
                                                 --------------  --------------
                                                       (645,120)              0
                                                 --------------  --------------
 Net realized gain
 Class A......................................     (320,255,972)   (202,642,237)
                                                 --------------  --------------
 TOTAL DISTRIBUTIONS..........................     (320,901,092)   (202,642,237)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS..................      270,749,647     230,259,652
                                                 --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS......     (266,426,446)    (99,768,562)
NET ASSETS
 Beginning of the period......................    1,501,072,138   1,600,840,700
                                                 --------------  --------------
 End of the period............................   $1,234,645,692  $1,501,072,138
                                                 ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period............................   $     (446,359) $            0
                                                 ==============  ==============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                              SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,
                                JUNE 30, 2001                  2000
                           ------------------------  -------------------------
                             SHARES         $          SHARES          $
                           ----------  ------------  ----------  -------------
CLASS A
 Sales....................  1,311,318  $ 32,303,341   5,418,093  $ 213,084,301
 Reinvestments............ 16,037,036   320,901,092   5,144,510    202,642,237
 Redemptions.............. (3,230,396)  (82,454,886) (4,680,487)  (185,466,886)
                           ----------  ------------  ----------  -------------
 Net increase (decrease).. 14,117,958  $270,749,547   5,882,116  $ 230,259,652
                           ==========  ============  ==========  =============
CLASS E
 Sales....................          5  $        100           0  $           0
 Reinvestments............          0             0           0              0
 Redemptions..............          0             0           0              0
                           ----------  ------------  ----------  -------------
 Net increase (decrease)..          5  $        100           0  $           0
                           ==========  ============  ==========  =============
 Increase (decrease)
  derived from capital
  share transactions...... 14,117,963  $270,749,647   5,882,116  $ 230,259,652
                           ==========  ============  ==========  =============

                See accompanying notes to financial statements.

                                     MSF-33

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                       CLASS A                                       CLASS E
                          -------------------------------------------------------------------------  --------
                             SIX                                                                      MAY 1,
                            MONTHS                                                                    2001(A)
                            ENDED                       YEAR ENDED DECEMBER 31,                      THROUGH
                           JUNE 30,      ----------------------------------------------------------  JUNE 30,
                             2001           2000        1999        1998        1997        1996       2001
                          ----------     ----------  ----------  ----------  ----------  ----------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $    31.59     $    38.45  $    29.53  $    27.61  $    27.11  $    25.87   $20.66
                          ----------     ----------  ----------  ----------  ----------  ----------   ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..        0.01          (0.04)      (0.12)      (0.06)      (0.03)      (0.02)    0.00
 Net realized and
  unrealized gain (loss)
  on investments........       (4.61)         (1.98)       9.86        3.75        1.67        2.01    (0.63)
                          ----------     ----------  ----------  ----------  ----------  ----------   ------
 Total from investment
  operations............       (4.60)         (2.02)       9.74        3.69        1.64        1.99    (0.63)
                          ----------     ----------  ----------  ----------  ----------  ----------   ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....       (0.01)          0.00        0.00        0.00        0.00        0.00     0.00
 Distributions from net
  realized capital
  gains.................       (6.95)         (4.84)      (0.82)      (1.77)      (1.14)      (0.75)    0.00
                          ----------     ----------  ----------  ----------  ----------  ----------   ------
 Total distributions....       (6.96)         (4.84)      (0.82)      (1.77)      (1.14)      (0.75)    0.00
                          ----------     ----------  ----------  ----------  ----------  ----------   ------
NET ASSET VALUE, END OF
 PERIOD.................  $    20.03     $    31.59  $    38.45  $    29.53  $    27.61  $    27.11   $20.03
                          ==========     ==========  ==========  ==========  ==========  ==========   ======
TOTAL RETURN (%)........       (14.6)(b)       (7.6)       33.2        13.7         6.7         7.7     (3.0)(b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........        0.76 (c)       0.73        0.72        0.75        0.81        0.79     0.91 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (d).....        0.74 (c)       0.72          --          --          --          --     0.89 (c)
Ratio of net investment
 income to average net
 assets (%).............        0.03 (c)      (0.12)      (0.31)      (0.20)      (0.10)      (0.11)   (0.12)(c)
Portfolio turnover rate
 (%)....................         167 (c)        170          86          97         219         221      167 (c)
Net assets, end of
 period (000)...........  $1,234,646     $1,501,072  $1,600,841  $1,431,337  $1,391,956  $1,321,849   $  0.1

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-34

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--98.5% OF TOTAL NET ASSETS

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
           AEROSPACE & DEFENSE--1.3%
    36,764 B.F. Goodrich Co. .................................   $    1,396,297
   309,140 Boeing Co. ........................................       17,188,184
    71,184 General Dynamics Corp. ............................        5,538,827
   153,980 Lockheed Martin Corp. .............................        5,704,959
    30,116 Northrop Grumman Corp. ............................        2,412,292
   125,959 Raytheon Co. ......................................        3,344,211
    44,349 TRW, Inc. .........................................        1,818,309
    50,784 Textron, Inc. .....................................        2,795,151
   167,264 United Technologies Corp. .........................       12,253,761
                                                                 --------------
                                                                     52,451,991
                                                                 --------------

           AIR TRAVEL--0.2%
    53,857 AMR Corp. (b)......................................        1,945,853
    43,891 Delta Air Lines, Inc. .............................        1,934,715
   267,855 Southwest Airlines Co. ............................        4,952,639
    23,902 U.S. Airways Group, Inc. (b).......................          580,819
                                                                 --------------
                                                                      9,414,026
                                                                 --------------

           ALUMINUM--0.4%
   113,643 Alcan Aluminum, Ltd. ..............................        4,775,279
   305,599 Alcoa, Inc. .......................................       12,040,601
                                                                 --------------
                                                                     16,815,880
                                                                 --------------

           APPAREL & TEXTILES--0.2%
    18,518 Liz Claiborne, Inc. (c)............................          934,233
    96,414 NIKE, Inc. (Class B)...............................        4,048,424
    20,165 Reebok International, Ltd. (b) (c).................          644,272
    40,618 VF Corp. ..........................................        1,477,683
                                                                 --------------
                                                                      7,104,612
                                                                 --------------

           AUTO PARTS--0.2%
    21,841 Cooper Tire & Rubber Co. (b).......................          310,142
    50,024 Dana Corp. ........................................        1,167,560
   196,699 Delphi Automotive Systems Corp. ...................        3,133,415
    57,382 Goodyear Tire & Rubber Co. (c).....................        1,606,696
    30,769 Johnson Controls, Inc. ............................        2,229,830
    20,795 Snap-On, Inc. .....................................          502,407
    43,162 Visteon Corp. .....................................          793,318
                                                                 --------------
                                                                      9,743,368
                                                                 --------------

           AUTOMOBILES--0.9%
   648,336 Ford Motor Co. ....................................       15,916,649
   194,966 General Motors Corp. ..............................       12,546,062
   106,740 Harley Davidson, Inc. (c)..........................        5,025,319
    21,748 Navistar International Corp. (b)...................          611,771
                                                                 --------------
                                                                     34,099,801
                                                                 --------------

           BANKS--7.7%
   131,060 Amsouth Bancorporation.............................        2,423,299
           BANKS--(CONTINUED)
   143,533 BB&T Corp. ........................................   $    5,267,661
   413,171 Bank One Corp. ....................................       14,791,522
   568,010 Bank of America Corp. .............................       34,097,640
   260,650 Bank of New York Co., Inc. ........................       12,511,200
    74,303 Charter One Financial, Inc. .......................        2,370,266
 1,781,943 Citigroup, Inc. ...................................       94,157,868
    63,302 Comerica, Inc. ....................................        3,646,195
   204,223 Fifth Third Bancorp................................       12,263,591
   348,300 First Union Corp. .................................       12,169,602
   383,068 FleetBoston Financial Corp. .......................       15,112,033
    56,577 Golden West Financial Corp. .......................        3,634,507
    86,058 Huntington Bancshares, Inc. .......................        1,407,048
   150,171 Keycorp............................................        3,911,955
   169,104 Mellon Financial Corp. ............................        7,778,784
   212,884 National City Corp. ...............................        6,552,570
    79,315 Northern Trust Corp. ..............................        4,957,188
    79,242 Regions Financial Corp. ...........................        2,535,744
   120,932 Southtrust Corp. ..................................        3,144,232
   103,471 Sun Trust Banks, Inc. .............................        6,702,851
   103,295 Synovus Financial Corp. ...........................        3,241,397
   675,280 US Bancorp.........................................       15,389,631
    49,667 Union Planters Corp. ..............................        2,165,481
    74,716 Wachovia Corp. ....................................        5,316,043
   607,632 Wells Fargo & Co. .................................       28,212,354
    32,642 Zions Bancorp......................................        1,925,878
                                                                 --------------
                                                                    305,686,540
                                                                 --------------

           BIOTECHNOLOGY--0.1%
    63,086 Forest Laboratories, Inc. (b)......................        4,479,106
                                                                 --------------

           BUILDING & CONSTRUCTION--0.2%
    21,601 Crane Co. .........................................          669,631
    28,088 Fluor Corp. .......................................        1,268,173
   162,956 Masco Corp. .......................................        4,067,382
                                                                 --------------
                                                                      6,005,186
                                                                 --------------
           BUSINESS SERVICES--2.1%
    66,989 Allied Waste Industries, Inc. .....................        1,251,355
   221,208 Automatic Data Processing, Inc. ...................       10,994,038
    39,480 Avery Dennison Corp. ..............................        2,015,454
   301,853 Cendant Corp. (b)..................................        5,886,133
    60,192 Cintas Corp. (c)...................................        2,783,880
    90,765 Concord EFS, Inc. (b) (c)..........................        4,720,688
    60,552 Convergys Corp. (b)................................        1,831,698
    23,897 Deluxe Corp. ......................................          690,623
   166,249 Electronic Data Systems Corp. .....................       10,390,562
    50,462 Equifax, Inc. (c)..................................        1,850,946
   138,828 First Data Corp. ..................................        8,919,699
    44,070 Fiserv, Inc. (b)...................................        2,819,599
    32,605 H&R Block, Inc. ...................................        2,104,653
   104,974 IMS Health, Inc. ..................................        2,991,759
   130,593 Interpublic Group of Cos., Inc. ...................        3,832,905

                See accompanying notes to financial statements.

                                     MSF-35

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
           BUSINESS SERVICES--(CONTINUED)
   133,269 Paychex, Inc. .....................................   $    5,330,760
    87,454 Pitney Bowes, Inc. ................................        3,683,562
    41,064 R.R. Donnelley & Sons Co. .........................        1,219,601
    61,207 Robert Half International, Inc. ...................        1,523,442
    18,739 Ryder System, Inc. ................................          367,284
    47,096 Sabre Holdings Corp. ..............................        2,354,800
   222,238 Waste Management, Inc. ............................        6,849,375
                                                                 --------------
                                                                     84,412,816
                                                                 --------------

           CHEMICALS--1.3%
    80,339 Air Products & Chemicals, Inc. ....................        3,675,509
    24,851 Ashland, Inc. .....................................          996,525
   318,581 Dow Chemical Co. ..................................       10,592,818
   369,120 E.I. Du Pont de Nemours............................       17,806,349
    27,499 Eastman Chemical Co. ..............................        1,309,777
    45,322 Ecolab, Inc. ......................................        1,856,842
    46,465 Engelhard Corp. ...................................        1,198,332
    10,881 FMC Corp. (b)......................................          746,001
    17,977 Great Lakes Chemical Corp. (c).....................          554,591
    34,435 Hercules, Inc. ....................................          389,116
    60,131 PPG Industries, Inc. ..............................        3,161,087
    56,702 Praxair, Inc. .....................................        2,664,994
    78,609 Rohm & Haas Co. ...................................        2,586,236
    27,605 Sigma Aldrich......................................        1,066,105
    36,130 Vulcan Materials Co. ..............................        1,941,988
                                                                 --------------
                                                                     50,546,270
                                                                 --------------

           COMMUNICATION SERVICES--5.7%
 1,570,043 AOL Time Warner, Inc. .............................       83,212,279
   110,604 Alltel Corp. ......................................        6,775,601
   101,112 Citizens Communications Co. (c)....................        1,216,377
   207,859 Clear Channel Communications (b)...................       13,032,759
   335,887 Comcast Corp. (b)..................................       14,577,496
    94,221 Gannett, Inc. .....................................        6,209,164
    26,211 Knight Ridder, Inc. (c)............................        1,554,312
    17,779 Meredith Corp. ....................................          636,666
   268,704 Nextel Communications, Inc. (b)....................        4,702,320
    65,636 Omnicom Group, Inc. ...............................        5,644,696
 1,193,486 SBC Communications, Inc. ..........................       47,811,049
    38,110 TMP Worldwide, Inc. (c)............................        2,286,600
   105,753 Tribune Co. .......................................        4,231,178
    73,737 Univision Communications, Inc. (b) (c).............        3,154,469
   630,831 Viacom, Inc. (Class B) (b).........................       32,645,504
     9,046 Williams Communications Group......................           26,686
                                                                 --------------
                                                                    227,717,156
                                                                 --------------

           COMMUNICATIONS--3.1%
   137,051 Altera Corp. ......................................        3,974,479
   128,622 Analog Devices, Inc. (b)...........................        5,562,902
 2,593,579 Cisco Systems, Inc. (b)............................       47,203,138
   922,676 Dell Computer Corp. (b)............................       24,127,977
           COMMUNICATIONS--(CONTINUED)
   782,028 EMC Corp. (b)......................................   $   22,717,913
    47,953 Noble Drilling Corp. (b)...........................        1,570,461
   269,152 Qualcomm, Inc. (b).................................       15,740,009
                                                                 --------------
                                                                    120,896,879
                                                                 --------------

           COMPUTERS & BUSINESS EQUIPMENT--5.4%
   272,754 ADC Telecommunications, Inc. ......................        1,800,176
    25,839 Andrew Corp. ......................................          476,730
   121,062 Apple Computer, Inc. ..............................        2,814,691
    20,148 Autodesk, Inc. (c).................................          751,520
    92,167 Broadcom Corp. ....................................        3,941,061
    66,909 Cabletron Systems, Inc. (b)........................        1,528,871
    63,740 Citrix Systems, Inc. (b)...........................        2,224,526
   595,559 Compaq Computer Corp. .............................        9,225,209
    82,399 Conexant Systems, Inc. ............................          737,471
   112,580 Gateway, Inc. (b)..................................        1,851,941
   687,300 Hewlett Packard Co. ...............................       19,656,780
   615,679 International Business Machines Corp. .............       69,571,727
   125,571 LSI Logic Corp. ...................................        2,360,735
    45,398 Lexmark International, Inc. (b)....................        3,053,015
   113,215 Linear Technology Corp. ...........................        5,006,367
 1,197,363 Lucent Technologies, Inc. .........................        7,423,651
   212,295 Micron Technology, Inc. ...........................        8,725,324
   776,509 Motorola, Inc. ....................................       12,858,989
    34,234 NCR Corp. .........................................        1,608,998
    62,324 National Semiconductor Corp. ......................        1,814,875
   112,253 Network Appliance, Inc. ...........................        1,537,866
    50,315 Novellus Systems, Inc. ............................        2,857,389
   199,062 Palm, Inc. ........................................        1,208,306
    32,822 QLogic Corp. (c)...................................        2,115,378
 1,153,101 Sun Microsystems, Inc. ............................       18,126,748
   143,868 Tellabs, Inc. (b)..................................        2,788,162
    62,406 Teradyne, Inc. ....................................        2,065,639
   614,033 Texas Instruments, Inc. ...........................       19,342,039
    63,867 Vitesse Semiconductor Corp. .......................        1,343,762
   246,022 Xerox Corp. .......................................        2,354,431
   117,976 Xilinx, Inc. (b)...................................        4,865,330
                                                                 --------------
                                                                    216,037,707
                                                                 --------------

           CONGLOMERATES--5.3%
 3,519,923 General Electric Co. ..............................      171,596,246
    31,380 ITT Industries, Inc. ..............................        1,388,565
   686,190 Tyco International, Ltd. ..........................       37,397,355
                                                                 --------------
                                                                    210,382,166
                                                                 --------------

           CONTAINERS & GLASS--0.1%
    18,954 Bemis, Inc. (c)....................................          761,382
    52,199 Pactiv Corp. (b)...................................          699,467
    29,853 Sealed Air Corp. (c)...............................        1,112,024
                                                                 --------------
                                                                      2,572,873
                                                                 --------------

                See accompanying notes to financial statements.

                                     MSF-36

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                     VALUE
  SHARES                                                           (NOTE 1A)
           COSMETICS & TOILETRIES--0.4%
    85,107 Avon Products, Inc. ...............................   $    3,938,752
   374,410 Gillette Co. ......................................       10,854,146
                                                                 --------------
                                                                     14,792,898
                                                                 --------------

           DOMESTIC OIL--6.2%
    31,700 Amerada Hess Corp. ................................        2,561,360
    88,970 Anadarko Petroleum Corp. ..........................        4,807,049
    44,175 Apache Corp. ......................................        2,241,881
    74,946 Burlington Resources, Inc. ........................        2,994,093
   227,324 Chevron Corp. .....................................       20,572,822
   220,242 Conoco, Inc. (Class B).............................        6,364,994
    45,889 Devon Energy Corp. ................................        2,409,172
    41,752 EOG Resources, Inc. ...............................        1,484,284
 1,222,512 ExxonMobil Corp. ..................................      106,786,423
   152,041 Halliburton Co. ...................................        5,412,660
    33,761 Kerr-McGee Corp. ..................................        2,237,341
    21,275 Mcdermott International, Inc. .....................          247,854
   129,929 Occidental Petroleum Corp. ........................        3,454,812
    91,303 Phillips Petroleum Co. (c).........................        5,204,271
    33,688 Rowan Companies, Inc. .............................          744,505
   760,488 Royal Dutch Petroleum Co. (ADR)....................       44,313,636
   203,504 Schlumberger, Ltd. ................................       10,714,486
    30,336 Sunoco, Inc. ......................................        1,111,208
   195,561 Texaco, Inc. ......................................       13,024,362
    54,703 Tosco Corp. .......................................        2,409,667
   108,569 USX-Marathon Group.................................        3,203,871
    86,890 Unocal Corp. ......................................        2,967,293
                                                                 --------------
                                                                    245,268,044
                                                                 --------------

           DRUGS & HEALTH CARE--12.4%
   549,782 Abbott Laboratories................................       26,395,034
    47,042 Allergan, Inc. ....................................        4,022,091
   465,868 American Home Products Corp. ......................       27,225,326
   370,103 Amgen, Inc. (b)....................................       22,457,850
    73,202 Applera Corp. (b)..................................        1,958,153
    19,030 Bausch & Lomb, Inc. ...............................          689,647
   210,739 Baxter International, Inc. ........................       10,326,211
    91,616 Becton Dickinson & Co. ............................        3,278,937
    52,873 Biogen, Inc. ......................................        2,874,176
    63,844 Biomet, Inc. ......................................        3,068,343
   142,054 Boston Scientific Corp. ...........................        2,414,918
   688,696 Bristol-Myers Squibb Co. ..........................       36,018,801
    18,189 C.R. Bard, Inc. (c)................................        1,035,864
   157,990 Cardinal Health, Inc. .............................       10,901,310
    66,850 Chiron Corp. ......................................        3,409,350
   398,264 Eli Lilly & Co. ...................................       29,471,536
   109,935 Guidant Corp. (b)..................................        3,957,660
   190,478 HCA Healthcare Co. ................................        8,607,701
   134,347 Healthsouth Corp. .................................        2,145,522
    55,760 Humana, Inc. (b)...................................          549,236
           DRUGS & HEALTH CARE--(CONTINUED)
 1,072,975 Johnson & Johnson..................................   $   53,648,755
    60,317 King Pharmaceuticals, Inc. (b).....................        3,242,039
    37,244 Manor Care, Inc. (b)...............................        1,182,497
   101,779 McKesson HBOC, Inc. ...............................        3,778,036
    75,761 Medimmune, Inc. ...................................        3,575,919
   428,846 Medtronic, Inc. ...................................       19,731,204
   812,559 Merck & Co., Inc. .................................       51,930,646
 2,237,047 Pfizer, Inc. ......................................       89,593,732
   461,018 Pharmacia Corp. ...................................       21,183,777
    41,836 Quintiles Transnational Corp. (b) (c)..............        1,056,359
   517,944 Schering-Plough Corp. .............................       18,770,291
    30,445 St. Jude Medical, Inc. (b).........................        1,826,700
    69,962 Stryker Corp. (b)..................................        3,837,416
   114,634 Tenet Healthcare Corp. (b).........................        5,913,968
   112,399 UnitedHealth Group, Inc. ..........................        6,940,638
    37,978 Watson Pharmaceuticals, Inc. (b)...................        2,340,964
    22,410 Wellpoint Health Networks, Inc. (b)................        2,111,918
                                                                 --------------
                                                                    491,472,525
                                                                 --------------
           ELECTRIC UTILITIES--2.7%
   188,055 AES Corp. (b)......................................        8,095,768
    44,188 Allegheny Energy, Inc. ............................        2,132,071
    49,055 Ameren Corp. ......................................        2,094,648
   115,172 American Electric Power, Inc. .....................        5,317,491
    46,736 CMS Energy Corp. ..................................        1,301,598
   105,832 Calpine Corp. (b)..................................        4,000,450
    56,839 Cinergy Corp. .....................................        1,986,523
    75,843 Consolidated Edison, Inc. (c)......................        3,018,551
    58,026 Constellation Energy Group, Inc. ..................        2,471,908
    58,407 DTE Energy Co. ....................................        2,712,421
    87,668 Dominion Resources, Inc. ..........................        5,271,477
   273,744 Duke Energy Co. ...................................       10,678,753
   115,541 Dynegy, Inc. ......................................        5,372,656
   112,014 Edison International, Inc. ........................        1,248,956
    77,771 Entergy Corp. .....................................        2,985,629
   113,829 Exelon Corp. ......................................        7,298,715
    63,212 FPL Group, Inc. ...................................        3,805,995
    78,168 FirstEnergy Corp. (c)..............................        2,513,883
    43,349 GPU, Inc. .........................................        1,523,717
   119,481 Mirant Corp. ......................................        4,110,146
    56,814 Niagara Mohawk Holdings, Inc. (b)..................        1,005,040
   132,985 PG&E Corp. ........................................        1,489,432
    51,942 PPL Corp. (c)......................................        2,856,810
    30,209 Pinnacle West Capital Corp. .......................        1,431,907
    73,474 Progress Energy, Inc. (c)..........................        3,300,452
    73,698 Public Service Enterprise Group, Inc. .............        3,603,832
   105,348 Reliant Energy, Inc. ..............................        3,393,259
   241,665 Southern Co. ......................................        5,618,711
    90,529 TXU Corp. .........................................        4,362,593
   121,748 Xcel Energy, Inc. .................................        3,463,731
                                                                 --------------
                                                                    108,467,123
                                                                 --------------

                See accompanying notes to financial statements.

                                     MSF-37

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
           ELECTRICAL EQUIPMENT--0.6%
    66,023 American Power Conversion Corp. (b)................   $    1,039,862
    33,389 Cooper Industries, Inc. ...........................        1,321,871
    24,475 Eaton Corp. .......................................        1,715,697
   152,528 Emerson Electric Co. ..............................        9,227,944
    69,856 Molex, Inc. (c)....................................        2,551,840
    15,389 National Service Industries, Inc. .................          347,330
    27,624 Power-One, Inc. (c)................................          459,663
    65,207 Rockwell International Corp. ......................        2,485,691
    78,454 Symbol Technologies, Inc. .........................        1,741,679
    64,950 Thermo Electron Corp. .............................        1,430,199
    17,919 Thomas & Betts Corp. ..............................          395,472
                                                                 --------------
                                                                     22,717,248
                                                                 --------------

           ELECTRONICS--3.5%
   121,895 Advanced Micro Devices, Inc. (b)...................        3,520,328
   163,022 Agilent Technologies, Inc. (b).....................        5,298,215
   287,718 Applied Materials, Inc. (b)........................       14,126,954
   104,497 Applied Micro Circuits Corp. ......................        1,797,348
   326,637 Corning, Inc. .....................................        5,458,104
   286,780 Honeywell International, Inc. .....................       10,034,432
 2,383,098 Intel Corp. .......................................       69,705,617
   464,003 JDS Uniphase Corp. ................................        5,800,038
    68,819 Jabil Circuit, Inc. (b)............................        2,123,754
    65,942 KLA-Tencor Corp. (b)...............................        3,855,629
   116,338 Maxim Integrated Products, Inc. (b)................        5,143,303
    16,603 Millipore Corp. ...................................        1,029,054
    35,766 Perkin-Elmer, Inc. ................................          984,638
   113,286 Sanmina Corp. .....................................        2,652,025
    57,744 Scientific-Atlanta, Inc. (b).......................        2,344,406
   232,043 Solectron Corp. ...................................        4,246,387
    33,572 Tektronix, Inc. ...................................          911,480
                                                                 --------------
                                                                    139,031,712
                                                                 --------------

           FINANCIAL SERVICES--5.9%
   468,852 American Express Co. ..............................       18,191,458
    36,806 Bear Stearns Co., Inc. (c).........................        2,170,450
    73,844 Capital One Financial Corp. .......................        4,430,640
   486,862 Charles Schwab Corp. ..............................        7,448,989
    41,560 Countrywide Credit Industries, Inc. ...............        1,906,773
   245,427 Federal Home Loan Mortgage Corp. ..................       17,179,890
   354,471 Federal National Mortgage Association..............       30,183,206
    93,738 Franklin Resources, Inc. ..........................        4,290,388
    84,264 Hartford Financial Services Group, Inc. ...........        5,763,658
   164,364 Household International, Inc. .....................       10,963,079
   703,487 J.P. Morgan Chase & Co. ...........................       31,375,520
    87,348 Lehman Brothers Holdings, Inc. ....................        6,791,307
   302,835 MBNA Corp. ........................................        9,978,413
   297,429 Merrill Lynch & Co., Inc. .........................       17,622,668
    55,799 Moody's Corp. .....................................        1,869,266
   394,333 Morgan Stanley Dean Witter & Co. ..................       25,328,009
   102,367 PNC Financial Services Group, Inc. ................        6,734,725
           FINANCIAL SERVICES--(CONTINUED)
   100,762 Providian Financial Corp. .........................   $    5,965,110
   115,744 State Street Corp. ................................        5,728,170
    77,479 Stilwell Financial, Inc. ..........................        2,600,195
    43,197 T. Rowe Price Group, Inc. .........................        1,615,136
    57,542 USA Education, Inc. ...............................        4,200,566
   310,204 Washington Mutual, Inc. ...........................       11,648,160
                                                                 --------------
                                                                    233,985,776
                                                                 --------------

           FOOD & BEVERAGES--3.4%
    13,221 Adolph Coors Co. (Class B).........................          663,430
   318,061 Anheuser Busch Cos., Inc. .........................       13,104,113
   222,955 Archer Daniels Midland Co. ........................        2,898,415
    24,470 Brown Forman Corp. (Class B).......................        1,564,612
   144,692 Campbell Soup Co. .................................        3,725,819
   881,434 Coca Cola Co. .....................................       39,664,530
   146,978 Coca Cola Enterprises, Inc. .......................        2,403,090
   189,160 Conagra, Inc. .....................................        3,747,260
   101,491 General Mills, Inc. ...............................        4,443,276
   124,301 H.J. Heinz Co. ....................................        5,082,668
    48,688 Hershey Foods Corp. ...............................        3,004,536
   144,932 Kellogg Co. .......................................        4,203,028
    51,904 Pepsi Bottling Group, Inc. ........................        2,081,350
   518,766 PepsiCo, Inc. .....................................       22,929,457
    47,090 Quaker Oats Co. ...................................        4,296,962
   278,723 Sara Lee Corp. ....................................        5,279,014
   203,208 Unilever NV (ADR)..................................       12,105,101
    80,655 William Wrigley Jr. Co. ...........................        3,778,687
                                                                 --------------
                                                                    134,975,348
                                                                 --------------

           GAS & PIPELINE UTILITIES--0.9%
   180,434 El Paso Corp. .....................................        9,480,002
   265,408 Enron Corp. .......................................       13,004,992
    48,095 KeySpan Corp. .....................................        1,754,506
    40,933 Kinder Morgan, Inc. (c)............................        2,056,883
    72,851 NiSource, Inc. ....................................        1,991,018
    16,256 Nicor, Inc. .......................................          633,659
    20,914 Oneok, Inc. .......................................          412,006
    12,704 Peoples Energy Corp. ..............................          510,701
    73,674 Sempra Energy......................................        2,014,247
   172,510 Williams Cos., Inc. ...............................        5,684,204
                                                                 --------------
                                                                     37,542,218
                                                                 --------------

           HOTELS & RESTAURANTS--0.7%
    40,800 Darden Restaurants, Inc. ..........................        1,138,320
    41,759 Harrah Entertainment, Inc. (b).....................        1,474,093
   126,968 Hilton Hotels Corp. ...............................        1,472,829
    85,798 Marriott International, Inc. ......................        4,061,677
   458,294 McDonald's Corp. ..................................       12,401,436
   135,142 Starbucks Corp. ...................................        3,108,266

                See accompanying notes to financial statements.

                                     MSF-38

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                    VALUE
 SHARES                                                           (NOTE 1A)
         HOTELS & RESTAURANTS--(CONTINUED)
  71,161 Starwood Hotels & Resorts Worldwide, Inc. (Class B).   $    2,652,882
  52,300 Tricon Global Restaurants, Inc. (b).................        2,295,970
  41,261 Wendy's International, Inc. ........................        1,053,806
                                                                --------------
                                                                    29,659,279
                                                                --------------

         HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.3%
  28,882 Black & Decker Corp. ...............................        1,139,684
  21,220 Centex Corp. .......................................          864,715
  55,295 Fortune Brands, Inc. ...............................        2,121,116
  15,695 KB Home (c).........................................          473,518
  67,558 Leggett & Platt, Inc. ..............................        1,488,303
  27,518 Maytag Corp. .......................................          805,177
  95,292 Newell Rubbermaid, Inc. ............................        2,391,829
  14,559 Pulte Corp. (c).....................................          620,650
  18,421 Tupperware Corp. ...................................          431,604
  23,735 Whirlpool Corp. ....................................        1,483,437
                                                                --------------
                                                                    11,820,033
                                                                --------------

         HOUSEHOLD PRODUCTS--1.2%
  20,108 Alberto Culver Co. (Class B) (b)....................          845,340
  84,458 Clorox Co. .........................................        2,858,903
 198,818 Colgate Palmolive Co. ..............................       11,728,274
  32,613 International Flavors & Fragrances, Inc. ...........          819,565
 458,954 Procter & Gamble Co. ...............................       29,281,265
 110,496 Ralston Purina Co. .................................        3,317,090
                                                                --------------
                                                                    48,850,437
                                                                --------------

         INDUSTRIAL MACHINERY--0.8%
 121,491 Caterpillar, Inc. ..................................        6,080,625
  14,712 Cummins Engine, Inc. (c)............................          569,354
  50,707 Danaher Corp. ......................................        2,839,592
  83,838 Deere & Co. ........................................        3,173,268
  72,623 Dover Corp. ........................................        2,734,256
  59,777 Genuine Parts Co. ..................................        1,882,976
 107,964 Illinois Tool Works, Inc. ..........................        6,834,121
  57,341 Ingersoll-Rand Co. .................................        2,362,449
  27,302 Paccar, Inc. .......................................        1,403,869
  41,597 Pall Corp. .........................................          978,777
  41,563 Parker Hannifin Corp. ..............................        1,763,934
  30,726 Stanley Works.......................................        1,286,805
  18,188 Timken Co. .........................................          308,105
  33,600 W.W. Grainger, Inc. ................................        1,382,976
                                                                --------------
                                                                    33,601,107
                                                                --------------

         INSURANCE--4.3%
 185,436 AFLAC, Inc. ........................................        5,839,380
  51,345 Aetna, Inc. ........................................        1,328,295
 256,714 Allstate Corp. .....................................       11,292,849
  37,636 Ambac Financial Group, Inc. ........................        2,190,415
                                                                    VALUE
 SHARES                                                           (NOTE 1A)
         INSURANCE--(CONTINUED)
 176,869 American General Corp. .............................   $    8,215,565
 826,029 American International Group, Inc. .................       71,038,494
  93,725 Aon Corp. ..........................................        3,280,375
  53,068 CIGNA Corp. ........................................        5,084,976
  62,520 Chubb Corp. ........................................        4,840,924
  57,653 Cincinnati Financial Corp. .........................        2,277,293
 119,706 Conseco, Inc. (c)...................................        1,633,987
  53,628 Jefferson-Pilot Corp. ..............................        2,591,305
 109,344 John Hancock Financial Services, Inc. ..............        4,402,189
  66,556 Lincoln National Corp. .............................        3,444,273
  70,510 Loews Corp. ........................................        4,542,959
  52,750 MBIA, Inc. .........................................        2,937,120
  38,175 MGIC Investment Corp. ..............................        2,773,032
  97,601 Marsh & McLennan Cos., Inc. ........................        9,857,701
 277,070 MetLife, Inc. (c)...................................        8,583,629
  26,248 Progressive Corp. ..................................        3,548,467
  45,653 Safeco Corp. .......................................        1,346,764
  75,989 St. Paul Cos., Inc. ................................        3,851,882
  45,090 Torchmark, Inc. ....................................        1,813,069
  86,061 UnumProvident Corp. ................................        2,764,279
                                                                --------------
                                                                   169,479,222
                                                                --------------

         LEISURE--0.9%
  30,831 Brunswick Corp. ....................................          740,869
 207,074 Carnival Corp. .....................................        6,357,172
 102,783 Eastman Kodak Co. ..................................        4,797,910
  60,891 Hasbro, Inc. .......................................          879,875
 149,756 Mattel, Inc. .......................................        2,833,383
 739,676 The Walt Disney Co. ................................       21,369,240
                                                                --------------
                                                                    36,978,449
                                                                --------------

         MINING--0.6%
  25,780 Allegheny Technologies, Inc. (b)....................          466,360
  10,049 Ball Corp. .........................................          477,930
  49,030 Freeport-McMoran Copper & Gold, Inc., (Class B) (b)
          (c)................................................          541,782
  85,607 Homestake Mining Co. ...............................          663,454
  61,892 Inco, Ltd. (ADR)....................................        1,068,256
 140,800 Minnesota Mining & Manufacturing Co. ...............       16,065,280
  69,268 Newmont Mining Corp. ...............................        1,289,077
  27,822 Nucor Corp. ........................................        1,360,218
  28,092 Phelps Dodge Corp. .................................        1,165,818
  25,041 Worthington Industries, Inc. .......................          340,558
                                                                --------------
                                                                    23,438,733
                                                                --------------

         PAPER & FOREST--0.8%
  20,493 Boise Cascade Corp. ................................          720,739
  80,444 Georgia-Pacific Corp. ..............................        2,723,029
 172,110 International Paper Co. ............................        6,144,327
 188,506 Kimberly-Clark Corp. ...............................       10,537,485

                See accompanying notes to financial statements.

                                     MSF-39

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
           PAPER & FOREST--(CONTINUED)
    32,032 Louisiana-Pacific Corp. ...........................   $      375,735
    36,038 Mead Corp. ........................................          978,071
    10,201 Potlatch Corp. ....................................          351,016
    17,562 Temple-Inland, Inc. ...............................          935,879
    33,871 Westvaco Corp. ....................................          822,727
    76,247 Weyerhaeuser Co. ..................................        4,191,298
    38,995 Willamette Industries, Inc. .......................        1,930,253
                                                                 --------------
                                                                     29,710,559
                                                                 --------------

           PETROLEUM SERVICES--0.3%
   118,756 Baker Hughes, Inc. ................................        3,978,326
    52,520 Nabors Industries, Inc. ...........................        1,953,744
   113,068 Transocean Sedco Forex, Inc. ......................        4,664,055
                                                                 --------------
                                                                     10,596,125
                                                                 --------------

           PUBLISHING--0.2%
    22,410 American Greetings Corp. (c).......................          246,510
    31,245 Dow Jones & Co., Inc. .............................        1,865,639
    69,799 McGraw-Hill Cos., Inc. ............................        4,617,204
    56,126 New York Times Co. ................................        2,357,292
                                                                 --------------
                                                                      9,086,645
                                                                 --------------

           RAILROADS & EQUIPMENT--0.4%
   137,701 Burlington Northern Santa Fe Corp. ................        4,154,439
    76,174 CSX Corp. .........................................        2,760,546
   133,739 Norfolk Southern Corp. ............................        2,768,397
    88,621 Union Pacific Corp. ...............................        4,866,179
                                                                 --------------
                                                                     14,549,561
                                                                 --------------

           RETAIL--6.4%
   143,517 Albertsons, Inc. ..................................        4,304,075
    40,727 Autozone, Inc. ....................................        1,527,263
   102,664 Bed Bath & Beyond, Inc. (b)........................        3,203,117
    74,229 Best Buy Co., Inc. (b).............................        4,715,026
    35,141 Big Lots, Inc. ....................................          480,729
   140,028 CVS Corp. .........................................        5,405,081
    69,014 Circuit City Stores, Inc. .........................        1,242,252
   160,225 Costco Wholesale Corp. (b).........................        6,582,043
    29,041 Dillard's, Inc. ...................................          443,456
   115,537 Dollar General Corp. ..............................        2,252,971
    71,015 Federated Department Stores, Inc. .................        3,018,137
   826,957 Home Depot, Inc. ..................................       38,494,848
    93,232 J.C. Penney, Inc. .................................        2,457,596
   173,613 K-Mart Corp. (b)...................................        1,991,341
   118,549 Kohl's Corp. ......................................        7,436,579
   136,849 Lowe's Cos., Inc. .................................        9,928,395
   106,395 May Department Stores Co. .........................        3,645,093
         1 Neiman Marcus Group (Class B) (b)..................               30
    44,715 Nordstrom, Inc. (c)................................          829,463
                                                                     VALUE
  SHARES                                                           (NOTE 1A)
           RETAIL--(CONTINUED)
   100,787 Office Depot, Inc. (b).............................   $    1,046,169
    66,409 Radioshack Corp. ..................................        2,025,474
   179,669 Safeway, Inc. (b)..................................        8,624,112
   116,413 Sears Roebuck & Co. ...............................        4,925,434
    55,337 Sherwin-Williams Co. ..............................        1,228,481
   158,619 Staples, Inc. .....................................        2,536,318
    43,526 Supervalu, Inc. ...................................          763,881
   239,473 Sysco Corp. .......................................        6,501,692
   100,031 TJX Cos., Inc. ....................................        3,187,988
   318,461 Target Corp. ......................................       11,018,751
   304,573 The Gap, Inc. .....................................        8,832,617
   287,293 The Kroger Co. (b).................................        7,182,325
   148,904 The Limited, Inc. .................................        2,459,894
    52,146 Tiffany & Co. .....................................        1,888,728
    68,448 Toys "R" Us, Inc. (b)..............................        1,694,088
 1,584,347 Wal-Mart Stores, Inc. .............................       77,316,134
   361,027 Walgreen Co. ......................................       12,329,072
    50,242 Winn-Dixie Stores, Inc. ...........................        1,312,823
                                                                 --------------
                                                                    252,831,476
                                                                 --------------

           SOFTWARE--5.9%
    85,804 Adobe Systems, Inc. ...............................        4,032,788
    84,688 BMC Software, Inc. (b).............................        1,908,868
    87,639 Broadvision, Inc. (c)..............................          438,195
   203,690 Computer Associates International, Inc. ...........        7,332,840
    60,245 Computer Sciences Corp. (b)........................        2,084,477
   126,085 Compuware Corp. (b)................................        1,763,929
    60,634 Comverse Technology, Inc. (c)......................        3,462,201
    73,946 Intuit, Inc. (b)...................................        2,957,101
    28,933 Mercury Interactive Corp. (b)......................        1,733,087
 1,907,223 Microsoft Corp. (b)................................      139,227,279
   104,590 Novell, Inc. (b)...................................          595,117
 1,986,082 Oracle Corp. (b)...................................       37,735,558
    89,985 Parametric Technology Corp. .......................        1,258,890
   104,178 Peoplesoft, Inc. ..................................        5,128,683
    37,746 Sapient Corp. (b)..................................          368,024
   160,577 Siebel Systems, Inc. (b)...........................        7,531,061
   109,459 Unisys Corp. ......................................        1,610,142
   140,829 Veritas Software Corp. (b).........................        9,369,353
   200,890 Yahoo!, Inc. ......................................        4,015,791
                                                                 --------------
                                                                    232,553,384
                                                                 --------------

           STEEL--0.0%
    31,987 USX-U.S. Steel Group...............................          644,538
                                                                 --------------

           TECHNOLOGY--0.0%
    96,690 Avaya, Inc. .......................................        1,324,653
                                                                 --------------

           TELEPHONE--4.2%
 1,222,683 AT&T Corp. ........................................       26,899,026
   663,640 BellSouth Corp. ...................................       26,724,783

                See accompanying notes to financial statements.

                                     MSF-40

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)                SHORT TERM INVESTMENT--1.3%

OPEN FUTURES CONTRACTS

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
           TELEPHONE--(CONTINUED)
    50,302 Centurytel, Inc. ..................................   $    1,524,151
 1,122,093 Nortel Networks Corp. .............................       10,199,825
   588,789 Qwest Communications International, Inc. ..........       18,764,705
   313,687 Sprint Corp. (FON Group)...........................        6,700,354
   330,611 Sprint Corp. (PCS Group) (b) (c)...................        7,984,256
   958,440 Verizon Communications.............................       51,276,540
 1,018,843 Worldcom, Inc. ....................................       14,467,571
                                                                 --------------
                                                                    164,541,211
                                                                 --------------

           TOBACCO--1.0%
   779,480 Philip Morris Cos., Inc. ..........................       39,558,610
    58,239 UST, Inc. .........................................        1,680,778
                                                                 --------------
                                                                     41,239,388
                                                                 --------------

           TRUCKING & FREIGHT FORWARDING--0.1%
   108,802 FedEx Corp. .......................................        4,373,840
                                                                 --------------

           YANKEE--0.2%
   138,102 Barrick Gold Corp. ................................        2,092,245
   313,203 Global Crossing, Ltd. (c)..........................        2,706,074
   111,411 Placer Dome, Inc. .................................        1,091,828
                                                                 --------------
                                                                      5,890,147
                                                                 --------------
           Total Common Stocks
           (Identified Cost $3,133,504,798)...................    3,907,788,056
                                                                 --------------

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)
             DISCOUNT NOTES--1.3%
 $50,375,000 Federal Home Loan Bank
              3.890%, 07/02/01.................................   $   50,369,557
                                                                  --------------
             Total Short Term Investment
              (Identified Cost $50,369,557)....................       50,369,557
                                                                  --------------
             Total Investments--99.8%
              (Identified Cost $3,183,874,355) (a).............    3,958,157,613
             Other assets less liabilities.....................        7,523,931
                                                                  --------------
             TOTAL NET ASSETS--100%............................   $3,965,681,544
                                                                  ==============

                                                                  UNREALIZED
               NUMBER OF EXPIRATION  CONTRACT   VALUATION AS OF  APPRECIATION
               CONTRACTS    DATE      AMOUNT     JUNE 30, 2001  (DEPRECIATION)
S&P Index 500
 (long)           155     9/01/01   $49,149,713   $47,728,375    $(1,421,338)
                                                                 ===========

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $3,183,874,355 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost......... $1,110,853,474
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value.........   (336,570,216)
                                                                --------------
   Net unrealized appreciation................................. $  774,283,258
                                                                ==============

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $30,773,185 with collateral backing valued at $31,947,986.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                     MSF-41

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value..............................              $3,958,157,613
 Cash..............................................                     100,185
 Receivable for:
 Securities sold...................................                   1,837,658
 Fund shares sold..................................                   9,322,516
 Dividends and interest............................                   2,917,425
 Futures variation margin..........................                     215,762
 Collateral for securities loaned..................                  31,947,986
                                                                 --------------
  Total Assets.....................................               4,004,499,145
LIABILITIES
 Payable for:
 Fund shares redeemed..............................  $ 1,480,924
 Securities purchased..............................    4,366,106
 Return of collateral for securities loaned........   31,947,986
 Accrued expenses:
 Management fees...................................      822,943
 Services and distribution fees Class B............        1,263
 Other expenses....................................      198,379
                                                     -----------
  Total Liabilities................................                  38,817,601
                                                                 --------------
NET ASSETS.........................................              $3,965,681,544
                                                                 ==============
 Net assets consist of:
 Capital paid in...................................              $3,193,107,809
 Undistributed net investment income...............                   7,593,345
 Accumulated net realized gains (losses)...........                  (7,881,530)
 Unrealized appreciation (depreciation) on
  investments and futures contracts................                 772,861,920
                                                                 --------------
NET ASSETS.........................................              $3,965,681,544
                                                                 ==============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($3,959,148,117 divided by 122,008,074 shares of
 beneficial interest)..............................              $        32.45
                                                                 ==============

CLASS B
Net asset value and redemption price per share
 ($6,533,329 divided by 204,988 shares of
 beneficial interest)..............................              $        31.87
                                                                 ==============

CLASS E
Net asset value and redemption price per share ($98
 divided by 3 shares of beneficial interest).......              $        32.39
                                                                 ==============
Identified cost of investments.....................              $3,183,874,355
                                                                 ==============

INVESTMENT INCOME
 Dividends.....................................                $  23,277,934(a)
 Interest......................................                      466,200(b)
                                                               -------------
                                                                  23,744,134
EXPENSES
 Management fees............................... $   4,788,994
 Service and distribution fees--
  Class B......................................         3,800
 Directors' fees and expenses..................         6,256
 Custodian.....................................       273,176
 Audit and tax services........................         9,231
 Legal.........................................         8,238
 Printing......................................       644,779
 Insurance.....................................         2,186
 Miscellaneous.................................         1,051
                                                -------------
 Total expenses before reductions..............     5,737,711
 Expense reductions............................          (217)     5,737,494
                                                -------------  -------------
NET INVESTMENT INCOME..........................                   18,006,640
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..............................    42,521,242
 Futures contracts--net........................      (461,357)    42,059,885
                                                -------------
Unrealized appreciation (depreciation) on:
 Investments--net..............................  (339,748,331)
 Futures contracts--net........................      (975,969)  (340,724,300)
                                                -------------  -------------
Net gain (loss)................................                 (298,664,415)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS....................................                $(280,657,775)
                                                               =============

(a) Net of foreign taxes of $129,283
(b) Income on securities loaned $56,154

                See accompanying notes to financial statements.

                                     MSF-42

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                SIX MONTHS ENDED   YEAR ENDED
                                                    JUNE 30,      DECEMBER 31,
                                                      2001            2000
                                                ---------------- --------------
FROM OPERATIONS
 Net investment income........................   $   18,006,640  $   37,302,018
 Net realized gain (loss).....................       42,059,885      96,707,682
 Unrealized appreciation (depreciation).......     (340,724,300)   (541,489,023)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS..................................     (280,657,775)   (407,479,323)
                                                 --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A......................................      (10,400,646)    (37,803,271)
 Class B......................................          (12,649)              0
                                                 --------------  --------------
                                                   (10,413,295)     (37,803,271)
                                                 --------------  --------------
 Net realized gain
 Class A......................................      (34,109,646)   (135,628,617)
 Class B......................................          (41,483)              0
                                                 --------------  --------------
                                                   (34,151,129)    (135,628,617)
                                                 --------------  --------------
 TOTAL DISTRIBUTIONS..........................      (44,564,424)   (173,431,888)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS..................      291,000,268     375,612,999
                                                 --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS......      (34,221,931)   (205,298,212)
NET ASSETS
 Beginning of the period......................    3,999,903,475   4,205,201,687
                                                 --------------  --------------
 End of the period............................   $3,965,681,544  $3,999,903,475
                                                 ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period............................   $    7,593,345  $            0
                                                 ==============  ==============

OTHER INFORMATION:

CAPITAL SHARES
Transactions in capital shares were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 2001            DECEMBER 31, 2000
                          -------------------------  -------------------------
                            SHARES          $          SHARES          $
                          ----------  -------------  ----------  -------------
CLASS A
 Sales...................  8,292,499  $ 274,606,575  11,848,663  $ 467,844,625
 Reinvestments...........  1,369,126     44,510,292   4,725,501    173,431,888
 Issued from
  Substitution...........  8,014,575    265,683,177           0              0
 Redemptions............. (9,111,713)  (300,479,690) (6,738,929)  (265,663,514)
                          ----------  -------------  ----------  -------------
 Net increase (decrease).  8,564,487  $ 284,320,354   9,835,235  $ 375,612,999
                          ==========  =============  ==========  =============
CLASS B
 Sales...................    233,516  $   7,590,884           0  $           0
 Reinvestments...........      1,693         54,132           0              0
 Redemptions.............    (30,221)      (965,202)          0              0
                          ----------  -------------  ----------  -------------
 Net increase (decrease).    204,988  $   6,679,814           0  $           0
                          ==========  =============  ==========  =============
CLASS E
 Sales...................          3  $         100           0  $           0
 Reinvestments...........          0              0           0              0
 Redemptions.............          0              0           0              0
                          ----------  -------------  ----------  -------------
 Net increase (decrease).          3  $         100           0  $           0
                          ==========  =============  ==========  =============
 Increase (decrease)
  derived from capital
  share transactions.....  8,769,478  $ 291,000,268   9,835,235  $ 375,612,999
                          ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                     MSF-43

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                        CLASS A                                        CLASS B     CLASS E
                           -------------------------------------------------------------------------  ----------   --------
                                                                                                      JANUARY 2,    MAY 1,
                           SIX MONTHS                                                                  2001(A)     2001(A)
                             ENDED                       YEAR ENDED DECEMBER 31,                       THROUGH     THROUGH
                            JUNE 30,      ----------------------------------------------------------   JUNE 30,    JUNE 30,
                              2001           2000        1999        1998        1997        1996        2001        2001
                           ----------     ----------  ----------  ----------  ----------  ----------  ----------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $    35.26     $    40.59  $    35.38  $    28.78  $    22.23  $    18.56    $33.71      $33.45
                           ----------     ----------  ----------  ----------  ----------  ----------    ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income...        0.16           0.34        0.37        0.37        0.34        0.33      0.08        0.00
 Net realized and
  unrealized gain (loss)
  on investments.........       (2.57)         (4.07)       6.89        7.75        6.79        3.88     (1.52)      (1.06)
                           ----------     ----------  ----------  ----------  ----------  ----------    ------      ------
 Total from investment
  operations.............       (2.41)         (3.73)       7.26        8.12        7.13        4.21     (1.44)      (1.06)
                           ----------     ----------  ----------  ----------  ----------  ----------    ------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income......       (0.09)         (0.35)      (0.36)      (0.36)      (0.34)      (0.33)    (0.09)       0.00
 Distributions from net
  realized capital gains.       (0.31)         (1.25)      (1.69)      (1.16)      (0.24)      (0.21)    (0.31)       0.00
                           ----------     ----------  ----------  ----------  ----------  ----------    ------      ------
 Total distributions.....       (0.40)         (1.60)      (2.05)      (1.52)      (0.58)      (0.54)    (0.40)       0.00
                           ----------     ----------  ----------  ----------  ----------  ----------    ------      ------
NET ASSET VALUE, END OF
 PERIOD..................  $    32.45     $    35.26  $    40.59  $    35.38  $    28.78  $    22.23    $31.87      $32.39
                           ==========     ==========  ==========  ==========  ==========  ==========    ======      ======
TOTAL RETURN (%).........        (6.8)(b)       (9.3)       20.8        28.2        32.2        22.7      (4.3)(b)    (3.2)(b)
Ratio of operating
 expenses to average net
 assets (%)..............        0.30 (c)       0.28        0.29        0.30        0.33        0.30      0.55 (c)    0.45 (c)
Ratio of net investment
 income to average net
 assets (%)..............        0.94 (c)       0.88        1.01        1.21        1.47        1.91      0.69 (c)    0.00 (c)
Portfolio turnover rate
 (%).....................           5 (c)          7           9          15          11          11         5 (c)       5 (c)
Net assets, end of period
 (000)...................  $3,959,148     $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297    $6,533      $  0.1

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                     MSF-44

METROPOLITAN SERIES FUND, INC.
PUTNAM INTERNATIONAL STOCK PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--95.8% OF TOTAL NET ASSETS

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           AUSTRALIA--0.6%
   111,090 BHP, Ltd..............................................   $    603,444
   104,300 Broken Hill Proprietary Co., Ltd. (c).................        552,730
    62,906 Rio Tinto, Ltd........................................      1,095,389
                                                                    ------------
                                                                       2,251,563
                                                                    ------------

           BELGIUM--0.8%
   161,400 Dexia S.A.............................................      2,546,813
    15,432 Fortis (b)............................................        372,719
                                                                    ------------
                                                                       2,919,532
                                                                    ------------

           CANADA--3.2%
    23,500 Alcan Aluminum, Ltd...................................        987,942
    26,653 BCE, Inc..............................................        714,798
   282,330 IsleInvest, Ltd. (d)..................................              0
    35,900 Pancanadian Petroleum, Ltd. ..........................      1,099,993
    71,600 Royal Bank of Canada Montreal Quebec..................      2,291,521
   102,559 Sun Life Financial Services, Inc. (b).................      2,453,820
    73,726 Suncor Energy, Inc....................................      1,875,213
   100,799 Toronto Dominion Bank.................................      2,566,469
                                                                    ------------
                                                                      11,989,756
                                                                    ------------

           DENMARK--0.7%
   146,666 Den Danske Bank.......................................      2,637,517
                                                                    ------------

           FINLAND--1.0%
    33,439 Nokia AB Oyj..........................................        758,605
   189,129 Stora Enso Oyj........................................      2,051,550
    38,400 Tietoenator Oyj (c)...................................        855,856
                                                                    ------------
                                                                       3,666,011
                                                                    ------------

           FRANCE--15.0%
    21,830 Accor S.A. (c)........................................        922,217
    44,664 Alstom S.A. (c).......................................      1,243,767
    59,207 Aventis S.A...........................................      4,731,498
     5,890 BNP Paribas...........................................        513,124
   100,223 Bouygues S.A. (b) (c).................................      3,390,564
    25,635 Groupe Danone.........................................      3,521,521
   184,562 Havas Advertising (c).................................      2,033,291
    46,632 Lafarge S.A. (c)......................................      3,991,346
   129,890 Orange S.A. (c).......................................      1,056,722
    26,741 Publicis S.A. (c).....................................        648,123
   167,218 Sanofi-Synthelabo S.A. (c)............................     10,982,436
    57,146 Society General de France S.A. (c)....................      3,387,564
    75,977 Television Francaise S.A. (c).........................      2,218,765
   122,952 Total Fina S.A........................................     17,233,959
                                                                    ------------
                                                                      55,874,897
                                                                    ------------

           GERMANY--5.9%
    27,937 Allianz Holding AG (c)................................      8,162,026

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           GERMANY--(CONTINUED)
   134,266 Bayerische Motoren Werke AG (c).......................   $  4,448,942
    78,261 Deutsche Post AG (c)..................................      1,253,491
    38,243 Metro AG (c)..........................................      1,429,886
    19,457 Muenchener Ruckverssicherungs AG (c)..................      5,428,123
    36,876 ProSieben Sat.1 Media AG (c)..........................        535,009
     5,387 SAP AG (c)............................................        748,284
                                                                    ------------
                                                                      22,005,761
                                                                    ------------

           HONG KONG--2.5%
   486,300 Cheung Kong Holdings, Ltd. ...........................      5,299,559
   215,900 China Mobile, Ltd. ...................................      1,137,656
    68,700 Hang Seng Bank........................................        704,633
   495,770 Hong Kong & China Gas Co., Ltd........................        626,085
   405,500 Hong Kong Electric Co., Ltd ..........................      1,559,655
                                                                    ------------
                                                                       9,327,588
                                                                    ------------

           IRELAND--2.8%
   122,800 Allied Irish Banks, Plc. .............................      1,373,682
   302,837 CRH, Plc..............................................      5,081,455
    64,085 Elan Corp. (b)........................................      3,964,543
                                                                    ------------
                                                                      10,419,680
                                                                    ------------

           ITALY--3.3%
   955,482 Banca Intesa S.p.A (c)................................      3,376,544
   412,154 Eni S.p.A (c).........................................      5,029,623
   163,328 Sao Paolo Imi S.p.A (c)...............................      2,095,562
   403,352 Telecom Italia S.p.A (c)..............................      1,927,868
                                                                    ------------
                                                                      12,429,597
                                                                    ------------

           JAPAN--13.7%
     9,500 Aiful Corp. (c).......................................        856,988
    23,200 Asatsu, Inc. .........................................        470,660
    15,000 Canon, Inc............................................        606,206
     4,500 Fast Retailing Co., Ltd...............................        783,017
    16,000 Fuji Photo Film Co. ..................................        690,241
       319 Fuji Television Network, Inc. ........................      1,834,039
    82,000 Fujitsu...............................................        861,358
    80,000 Honda Motor Co........................................      3,515,356
    34,000 Matsushita Electric Industry..........................        532,179
    98,000 Matsushita Electric Works (c).........................      1,133,157
     7,100 Murata Manufactoring Co. .............................        471,967
       527 NTT Corp..............................................      9,169,995
   768,000 Nikko Securities, Ltd.................................      6,152,129
    11,300 Nintendo Co...........................................      2,056,852
       657 Nippon Telephone & Telegraph Corp.....................      3,424,345
     5,470 Nippon Television Network Corp........................      1,324,625
   259,000 Nissan Motor Co. (b)..................................      1,788,141
    22,000 Omron Corp............................................        397,803
     9,400 Orix Corp. ...........................................        914,297
     4,500 Rohm Co. .............................................        699,302

                See accompanying notes to financial statements.

                                     MSF-45

METROPOLITAN SERIES FUND, INC.
PUTNAM INTERNATIONAL STOCK PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           JAPAN--(CONTINUED)
   122,000 Sankyo Co.............................................   $  2,201,107
    50,000 Shionogi & Co.........................................      1,042,418
   114,000 Shiseido Co. (c)......................................      1,069,521
    37,000 Sony Corp. ...........................................      2,432,844
    12,000 Takeda Chemical Industries, Ltd.......................        558,095
   194,000 Tokyo Gas Co..........................................        589,576
   157,900 Toyota Motor Corp.....................................      5,558,343
                                                                    ------------
                                                                      51,134,561
                                                                    ------------

           MEXICO--0.2%
   555,200 GF BBVA Bancomer......................................        551,215
                                                                    ------------

           NETHERLANDS--6.4%
    80,317 ABN-AMRO Holdings NV..................................      1,510,354
   126,878 Akzo Nobel NV.........................................      5,376,136
    24,656 Fortis NV.............................................        600,096
   216,775 ING Bank NV...........................................     14,182,097
    24,200 VNU NV (c)............................................        820,331
    44,758 Wolters Kluwer NV.....................................      1,204,283
                                                                    ------------
                                                                      23,693,297
                                                                    ------------

           PORTUGAL--0.3%
   157,100 Portugal TCOM Sgps ...................................         21,302
   157,100 Portugal Telecom S.A. ................................      1,097,027
                                                                    ------------
                                                                       1,118,329
                                                                    ------------

           SINGAPORE--1.3%
   560,000 Chartered Semiconductor Manufactoring,
            Ltd. (c).............................................      1,401,537
   143,586 DBS Group Holdings, Inc. (c)..........................      1,056,011
   178,850 Overseas-Chinese Banking Corp. .......................      1,168,120
   106,000 Singapore Press Holdings, Ltd. .......................      1,163,557
    21,000 Venture Manufactoring, Ltd. (c).......................        139,462
                                                                    ------------
                                                                       4,928,687
                                                                    ------------

           SOUTH KOREA--0.1%
     2,070 SK Telecom............................................        304,810
                                                                    ------------

           SPAIN--0.9%
    31,840 Altadis S.A. .........................................        454,391
    39,074 Banco Popular Espanol S.A. ...........................      1,367,246
     6,800 Inditex (c)...........................................        108,626
   116,627 Telefonica S.A. (EUR) (b) (c).........................      1,439,045
                                                                    ------------
                                                                       3,369,308
                                                                    ------------

           SWEDEN--2.8%
   425,116 Investor AB...........................................      5,415,117
   104,570 LM Ericsson Telephone.................................        572,235
    97,031 Sandvik AB (c)........................................      1,954,363

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           SWEDEN--(CONTINUED)
   159,930 Svenska Handelsbanken.................................   $  2,287,236
                                                                    ------------
                                                                      10,228,951
                                                                    ------------

           SWITZERLAND--4.4%
       180 Adecco S.A. ..........................................          8,476
       660 Julius Baer Holding Beare (c).........................      2,540,440
    31,290 Nestle S.A. ..........................................      6,653,370
     1,225 Richemont Cie Finance AG..............................      3,136,655
     1,382 Serono S.A. ..........................................      1,371,615
     1,355 Swatch Group..........................................      1,357,640
     3,204 Swatch Group..........................................        682,176
       255 Syngenta AG...........................................         13,414
     5,245 UBS AG................................................        751,788
                                                                    ------------
                                                                      16,515,574
                                                                    ------------

           UNITED KINGDOM--22.3%
   291,517 AstraZeneca Group, Plc................................     13,601,302
   224,542 BAE Systems, Inc. ....................................      1,076,738
   223,688 BOC Group, Plc........................................      3,276,206
   101,800 BP Amoco, Plc.........................................        837,968
   285,300 Billiton..............................................      1,423,334
   165,102 Carlton Communications, Plc...........................        781,244
   359,977 Compass Group.........................................      2,884,577
   367,484 Glaxosmithkline, Plc. ................................     10,350,554
   380,977 Granada Compass, Plc..................................        800,771
   167,400 HSBC Holdings, Plc. ..................................      1,986,189
   112,623 Halifax Group.........................................      1,303,749
    53,651 Imperial Chemical Industries, Plc. ...................        315,072
   690,135 Invensys, Plc. .......................................      1,312,088
   260,313 Misys, Plc............................................      1,821,996
    76,724 Rio Tinto, Ltd. ......................................      1,363,596
    83,399 Royal Bank Scotland Group, Plc. ......................      1,840,454
   441,449 Scottish Power, Plc...................................      3,251,452
 1,728,056 Shell Transportation & Trading Co. ...................     14,382,701
    83,504 Smith & Nephew........................................        433,939
   126,986 Smiths Industries, Plc................................      1,475,384
   951,124 Tesco, Plc............................................      3,435,735
   119,639 United Business Media.................................        973,858
 4,628,490 Vodafone AirTouch, Plc................................     10,266,326
   390,233 WPP Group, Plc. ......................................      3,846,956
                                                                    ------------
                                                                      83,042,189
                                                                    ------------

           UNITED STATES--7.6%
     7,534 America Movil S.A. (ADR) (c)..........................        157,159
    35,933 BCE, Inc. ............................................        945,038
    47,277 Companhia de Bebidas das Americas
            (ADR) (c)............................................      1,094,463
    48,196 Grupo Television S.A. (ADR)...........................      1,928,322
    35,192 Gucci Group NV (ADR) (c)..............................      2,947,330
   134,400 Korea Electric Power Corp. (ADR) (c)..................      1,276,800

                See accompanying notes to financial statements.

                                     MSF-46

METROPOLITAN SERIES FUND, INC.
PUTNAM INTERNATIONAL STOCK PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)                SHORT TERM INVESTMENT--8.0%

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           UNITED STATES--(CONTINUED)
    94,450 Korea Telecom (ADR) (c)...............................   $  2,076,011
     2,650 Merrill Lynch International, Ltd. (ADR)...............        391,988
   106,016 News Corp., Ltd. (ADR) (c)............................      3,938,494
    73,400 Nortel Networks Corp. ................................        667,206
    68,957 Petroleo Brasileiro S.A. (ADR) (c)....................      1,792,882
    48,835 Pohang Iron & Steel, Ltd. (ADR).......................        963,026
    68,400 SK Telecom, Ltd. (ADR)................................      1,155,960
    65,510 Samsung Electronics, Ltd. (144A) (ADR)................      5,139,259
    58,934 Telefonos de Mexico S.A. (ADR) (c)....................      2,067,994
    31,100 Unibanco-Uniao de Banco (ADR) (c).....................        791,495
    18,579 Vivendi Universal (ADR)...............................      1,077,582
                                                                    ------------
                                                                      28,411,009
                                                                    ------------
           Total Common Stocks
            (Identified Cost $389,273,222).......................    356,819,832
                                                                    ------------

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)
             COMMERCIAL PAPER--8.0%
 $29,896,000 UBS Finance, Inc. 4.080%, 07/02/01.................   $ 29,892,612
                                                                   ------------
             Total Short Term Investment
              (Identified Cost $29,892,612).....................     29,892,612
                                                                   ------------
             Total Investments--103.8%
              (Identified Cost $419,165,834) (a)................    386,712,444
             Other assets less liabilities......................    (14,330,214)
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $372,382,230
                                                                   ============

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized depreciation on investments based on cost of $419,165,834 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 11,956,632
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (44,410,022)
                                                                   ------------
   Net unrealized depreciation...................................  $(32,453,390)
                                                                   ============

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $36,116,639 with collateral backing valued at $37,882,905.
(d) Illiquid Security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                          PERCENTAGE
TEN LARGEST INDUSTRIES        OF
AS                        TOTAL NET
OF JUNE 30, 2001            ASSETS
1 Communication Services     14.2%
2 Drugs & Health Care        13.2
3 Domestic Oil               10.9
4 Banks                       9.7
5 Financial Services          8.6
6 Automobiles                 4.1
7 Insurance                   3.6
8 Food & Beverages            3.0
9 Construction Materials      2.4
10 Chemicals                  2.4

                See accompanying notes to financial statements.

                                    MSF-47

METROPOLITAN SERIES FUND, INC.
PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value...............................              $386,712,444
 Cash...............................................                       896
 Foreign cash at value
  (Identified cost $803,051)........................                   793,136
 Receivable for:
 Securities sold....................................                 4,071,115
 Fund shares sold...................................                   535,360
 Dividends and interest.............................                   281,436
 Foreign taxes......................................                   415,426
 Miscellaneous......................................                       512
 Collateral for securities loaned...................                37,882,905
                                                                  ------------
  Total Assets......................................               430,693,230
LIABILITIES
 Payable for:
 Fund shares redeemed...............................  $16,644,181
 Securities purchased...............................    3,352,741
 Withholding taxes..................................       24,295
 Miscellaneous......................................          935
 Return of collateral for securities loaned.........   37,882,905
 Accrued expenses:
 Management fees....................................      285,052
 Other expenses.....................................      120,891
                                                      -----------
  Total Liabilities.................................                58,311,000
                                                                  ------------
NET ASSETS..........................................              $372,382,230
                                                                  ============
 Net assets consist of:
 Capital paid in....................................              $434,900,739
 Undistributed net investment income................                 2,024,024
 Accumulated net realized gains (losses)............               (32,061,284)
 Unrealized appreciation (depreciation) on
  investments and foreign currency..................               (32,481,249)
                                                                  ------------
NET ASSETS..........................................              $372,382,230
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($372,382,136 divided by 36,368,963 shares of
 beneficial interest)...............................              $      10.24
                                                                  ============
CLASS E
Net asset value and redemption price per share ($94
 divided by 9 shares of beneficial interest)........              $      10.19
                                                                  ============
Identified cost of investments......................              $419,165,834
                                                                  ============

INVESTMENT INCOME
 Dividends........................................              $  4,091,009(a)
 Interest.........................................                   668,448(b)
                                                                ------------
                                                                   4,759,457
EXPENSES
 Management fees.................................. $ 1,786,567
 Directors' fees and expenses.....................       7,648
 Custodian........................................     424,836
 Audit and tax services...........................       9,231
 Legal............................................         842
 Printing.........................................      72,584
 Insurance........................................       2,186
 Miscellaneous....................................         192
                                                   -----------
 Total expenses before reductions.................   2,304,086
 Expense reductions...............................     (45,679)    2,258,407
                                                   -----------  ------------
NET INVESTMENT INCOME.............................                 2,501,050
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net................................. (18,952,915)
 Foreign currency transactions--net...............  (8,952,742)  (27,905,657)
                                                   -----------
Unrealized appreciation (depreciation) on:
 Investments--net................................. (33,971,080)
 Foreign currency transactions--net...............     (14,422)  (33,985,502)
                                                   -----------  ------------
Net gain (loss)...................................               (61,891,159)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................              $(59,390,109)
                                                                ============

(a) Net of foreign taxes of $567,751
(b) Income on securities loaned $117,130

                See accompanying notes to financial statements.

                                     MSF-48

METROPOLITAN SERIES FUND, INC.
PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $  2,501,050   $    830,308
 Net realized gain (loss).......................     (27,905,657)    12,960,700
 Unrealized appreciation (depreciation).........     (33,985,502)   (41,133,021)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................     (59,390,109)   (27,342,013)
                                                    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A........................................      (1,008,310)    (2,075,007)
 Class E........................................               0              0
                                                    ------------   ------------
                                                      (1,008,310)    (2,075,007)
                                                    ------------   ------------
 Net realized gain
 Class A........................................     (13,073,256)             0
 Class E........................................               0              0
                                                    ------------   ------------
                                                     (13,073,256)             0
                                                    ------------   ------------
 TOTAL DISTRIBUTIONS............................     (14,081,566)    (2,075,007)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      17,335,051    140,105,003
                                                    ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........     (56,136,624)   110,687,983
NET ASSETS
 Beginning of the period........................     428,518,854    317,830,871
                                                    ------------   ------------
 End of the period..............................    $372,382,230   $428,518,854
                                                    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $  2,024,024   $    531,284
                                                    ============   ============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                             SIX MONTHS ENDED               YEAR ENDED
                               JUNE 30, 2001             DECEMBER 31, 2000
                         --------------------------  --------------------------
                           SHARES           $          SHARES           $
                         -----------  -------------  -----------  -------------
CLASS A
 Sales..................  56,137,529  $ 620,998,637   53,163,297  $ 695,948,436
 Reinvestments..........   1,315,960     14,081,566      159,985      2,075,007
 Issued from
  substitution..........           0              0    8,251,275     98,173,123
 Redemptions............ (55,676,802)  (617,745,252) (49,894,098)  (656,091,563)
                         -----------  -------------  -----------  -------------
 Net increase
  (decrease)............   1,776,687  $  17,334,951   11,680,459  $ 140,105,003
                         ===========  =============  ===========  =============
CLASS E
 Sales..................           9  $         100            0  $           0
 Reinvestments..........           0              0            0              0
 Redemptions............           0              0            0              0
                         -----------  -------------  -----------  -------------
 Net increase
  (decrease)............           9  $         100            0  $           0
                         ===========  =============  ===========  =============
 Increase (decrease)
  derived from capital
  share transactions....   1,776,696  $  17,335,051   11,680,459  $ 140,105,003
                         ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                     MSF-49

METROPOLITAN SERIES FUND, INC.
PUTNAM INTERNATIONAL STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                 CLASS A                                 CLASS E
                          -------------------------------------------------------------  --------
                            SIX                                                           MAY 1,
                           MONTHS                                                         2001(A)
                           ENDED                 YEAR ENDED DECEMBER 31,                 THROUGH
                          JUNE 30,     ------------------------------------------------  JUNE 30,
                            2001         2000      1999      1998      1997      1996      2001
                          --------     --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  12.39     $  13.87  $  14.14  $  11.67  $  11.95  $  12.29   $10.91
                          --------     --------  --------  --------  --------  --------   ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      0.07         0.02      0.13      0.13      0.10      0.07     0.00
 Net realized and
  unrealized gain (loss)
  on investments........     (1.81)       (1.42)     2.05      2.50     (0.38)    (0.28)   (0.72)
                          --------     --------  --------  --------  --------  --------   ------
 Total from investment
  operations............     (1.74)       (1.40)     2.18      2.63     (0.28)    (0.21)   (0.72)
                          --------     --------  --------  --------  --------  --------   ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....     (0.03)       (0.08)    (0.13)    (0.16)     0.00      0.00     0.00
 Distributions from net
  realized capital
  gains.................     (0.38)        0.00     (2.32)     0.00      0.00     (0.13)    0.00
                          --------     --------  --------  --------  --------  --------   ------
 Total distributions....     (0.41)       (0.08)    (2.45)    (0.16)     0.00     (0.13)    0.00
                          --------     --------  --------  --------  --------  --------   ------
NET ASSET VALUE, END OF
 PERIOD.................  $  10.24     $  12.39  $  13.87  $  14.14  $  11.67  $  11.95   $10.19
                          ========     ========  ========  ========  ========  ========   ======
TOTAL RETURN (%)........     (14.2)(b)    (10.1)     16.4      22.6      (2.3)     (1.8)    (6.6)(b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........      1.16 (c)     1.09      0.97      1.02      1.03      0.97     1.31 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions(%) (d)......      1.14 (c)       --        --        --        --        --     1.29 (c)
Ratio of net investment
 income to average net
 assets (%).............      1.26 (c)     0.25      0.95      0.87      0.77      0.56     0.00 (c)
Portfolio turnover rate
 (%)....................        89 (c)      166        87       156       182       117       89 (c)
Net assets, end of
 period (000)...........  $372,382     $428,519  $317,831  $297,381  $267,089  $303,826     $0.1

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-50

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--65.2% OF TOTAL NET ASSETS

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            APPAREL & TEXTILES--0.6%
 $   50,000 Burlington Industries, Inc.
             7.250%, 09/15/05....................................   $    13,625
    550,000 Phillips Van Heusen Corp.
             7.750%, 11/15/23....................................       440,000
                                                                    -----------
                                                                        453,625
                                                                    -----------

            AUTO PARTS--0.2%
    200,000 Pennzoil Quaker State Co.
             7.375%, 04/01/29....................................       145,028
                                                                    -----------

            BIOTECHNOLOGY--0.2%
    200,000 Human Genome Sciences, Inc.
             3.750%, 03/15/07....................................       162,960
                                                                    -----------

            BROADCASTING--1.7%
  1,900,000 Charter Communications Holdings
             0/9.920%, 04/01/04 (d)..............................     1,292,000
                                                                    -----------

            CHEMICALS--0.9%
    487,000 Arco Chemical Co. 9.800%, 02/01/20...................       490,653
    200,000 Solutia, Inc. 7.375%, 10/15/27.......................       170,775
                                                                    -----------
                                                                        661,428
                                                                    -----------

            COMMUNICATION SERVICES--3.4%
    350,000 Alamosa Holdings, Inc. 12.875%, 02/15/10.............       157,500
  1,050,000 Analog Devices, Inc. 4.750%, 10/01/05................       960,750
    250,000 Cablevision S.A. 13.750%, 04/30/07...................       182,500
    200,000 Charter Communication Holdings, L.L.C.
             8.625%, 04/01/09....................................       188,000
    350,000 Charter Communications Holdings (144A) Zero
             Coupon, 05/15/06....................................       203,000
    550,000 Juniper Networks, Inc. 4.750%, 03/15/07..............       391,820
    550,000 Redback Networks 5.000%, 04/01/07....................       332,062
    235,000 Telewest Communications 0/9.250%, 04/15/09 (d).......       115,150
                                                                    -----------
                                                                      2,530,782
                                                                    -----------

            COMMUNICATIONS--4.8%
    200,000 Century Communications Corp. Zero Coupon, 01/15/08...        92,000
    700,000 Century Communications Corp. 8.375%, 11/15/17........       560,000
    450,000 Exodus Communications, Inc. 10.750%, 12/15/09........       148,500
    615,000 Exodus Communications, Inc. 11.625%, 07/15/10 (c)....       212,175
  1,100,000 Fox Family Worldwide Inc. 0/10.250%, 11/01/07 (d)....       979,000

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            COMMUNICATIONS--(CONTINUED)
 $  600,000 Nextel Communications 9.375%, 11/15/09...............   $   474,000
    200,000 Nextel Communications, Inc.
             0/9.500%, 02/15/08 (c) (d)..........................       128,000
    415,000 RCN Corp. 0/11.000%, 07/01/08 (d)....................       112,050
    700,000 RCN Corp. (Series B) 0/11.125%, 10/15/07 (c) (d).....       210,000
  1,420,000 RCN Corp. (Series B) 0/9.800%, 02/15/08 (d)..........       397,600
    630,000 Williams Communications Group 11.700%, 08/01/08......       258,300
                                                                    -----------
                                                                      3,571,625
                                                                    -----------

            COMPUTERS & BUSINESS EQUIPMENT--1.3%
  1,050,000 Lucent Technologies Inc. 6.450%, 03/15/29............       598,500
    150,000 Lucent Technologies, Inc. 6.500%, 01/15/28...........        85,500
    200,000 Xerox Capital Europe, Plc. 5.875%, 05/15/04..........       152,000
    150,000 Xerox Corp. 7.150%, 08/01/04 (c).....................       121,500
                                                                    -----------
                                                                        957,500
                                                                    -----------

            DOMESTIC OIL--3.9%
    450,000 Clark Refining & Marketing, Inc. 8.375%, 11/15/07....       373,500
    250,000 Clark Refining & Marketing, Inc. 8.625%, 08/15/08....       207,500
    250,000 Ocean Energy, Inc. 8.250%, 07/01/18..................       260,237
    500,000 Pioneer Natural Resources Co. 6.500%, 01/15/08.......       472,500
  1,510,000 Pioneer Natural Resources Co. 7.200%, 01/15/28.......     1,275,950
    300,000 R & B Falcon Corp. 7.375%, 04/15/18..................       296,930
                                                                    -----------
                                                                      2,886,617
                                                                    -----------

            DRUGS & HEALTH CARE--1.2%
    500,000 Columbia/HCA Healthcare Corp. 7.690%, 06/15/25.......       450,000
    300,000 Columbia/HCA Healthcare Corp. 7.050%, 12/01/27.......       255,000
    250,000 Columbia/HCA Healthcare Corp. 7.750%, 07/15/36.......       225,728
                                                                    -----------
                                                                        930,728
                                                                    -----------

            ELECTRIC UTILITIES--2.2%
    300,000 AES Corp 8.375%, 08/15/07............................       282,375
    500,000 AES Corp. 8.875%, 11/01/27...........................       443,630
    200,000 Pacific Gas & Electric Co. (144A) 7.375%, 11/01/05...       142,000

                See accompanying notes to financial statements.

                                     MSF-51

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            ELECTRIC UTILITIES--(CONTINUED)
 $  250,000 Seagull Energy Corp. 7.500%, 09/15/27................   $   239,813
    200,000 Southern California Edison Co. 7.625%, 01/15/10 (c)..       140,000
    200,000 Southern California Edison Co. 6.650%, 04/01/29......       126,000
    300,000 Tiverton Power Associates, Ltd. (144A)
             9.000%, 07/15/18....................................       295,389
                                                                    -----------
                                                                      1,669,207
                                                                    -----------

            ELECTRICAL EQUIPMENT--1.4%
  1,350,000 Espirito Santo-Escelsa 10.000%, 07/15/07.............     1,026,000
                                                                    -----------

            FEDERAL AGENCIES--1.0%
    800,000 Federal National Mortgage Association 6.250%,
             05/15/29............................................       765,624
                                                                    -----------

            FINANCE & BANKING--3.4%
    750,000 Bangkok Bank Public, Ltd. (144A) 9.025%, 03/15/29....       585,000
    200,000 Chohung Bank (144A) 11.875%, 04/01/10................       209,500
    270,000 Crescent Real Estate Equities 7.500%, 09/15/07.......       245,218
    100,000 Dillon Reed 7.430%, 08/15/18.........................        71,230
    245,927 Dr Structured Finance Corp. 7.600%, 08/15/07.........       226,179
    300,000 Dr Structured Finance Corp. 8.375%, 08/15/15.........       240,930
    560,000 PTC International Finance BV Zero Coupon, 07/01/02...       456,400
    246,473 Panda Funding Corp. 11.625%, 08/20/12................       246,473
    330,000 Salton Sea Funding Corp. 7.840%, 05/30/10............       302,937
                                                                    -----------
                                                                      2,583,867
                                                                    -----------

            FOOD & BEVERAGES--0.6%
    700,000 Compania de Alimentos Fargo S.A. 13.250%, 08/01/08...       490,000
                                                                    -----------

            FOREIGN CORPORATE--3.6%
    175,000 Amazon.com, Inc. 6.875%, 02/16/10, (EUR).............        74,893
  1,225,000 Colt Telecom Group 2.000%, 04/03/07, (EUR)...........       660,248
    500,000 Dolphin Telecom, Plc. 0/11.625%, 06/01/03 (d) (f),
             (EUR) ..............................................         4,237
    950,000 Jazztel, Plc. 13.250%, 12/15/09, (EUR)...............       289,828
    150,000 KPNQuest 7.125%, 06/01/09, (EUR).....................        69,279
  1,900,000 Microcell Telecommunications 0/11.125, 10/15/02 (d),
             (CAD)...............................................       688,587

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            FOREIGN CORPORATE--(CONTINUED)
 $  850,000 NTL Communications Corp. 0/9.750%, 04/15/09 (d),
             (GBP)...............................................   $   386,050
    300,000 Xerox Capital Europe, Plc. 5.250%, 12/03/04, (EUR)...       188,897
    500,000 Xerox Corp. 3.500%, 02/04/04, (EUR)..................       313,557
                                                                    -----------
                                                                      2,675,576
                                                                    -----------

            FOREIGN GOVERNMENT--0.6%
  3,125,000 Republic of South Africa 13.500%, 09/15/15, (ZAR)....       459,741
                                                                    -----------

            GAS & PIPELINE UTILITIES--0.9%
    475,000 Chesapeake Energy Corp.
             7.875%, 03/15/04....................................       475,000
    200,000 Chesapeake Energy Corp.
             8.500%, 03/15/12....................................       199,000
                                                                    -----------
                                                                        674,000
                                                                    -----------

            HOTELS & RESTAURANTS--0.9%
    500,000 HMH Property's, Inc. 7.875%, 08/01/08................       470,000
    250,000 ITT Corp. 7.375%, 11/15/15...........................       228,878
                                                                    -----------
                                                                        698,878
                                                                    -----------

            HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.1%
    424,000 Zenith Corp. 8.190%, 11/01/09........................        42,400
                                                                    -----------

            INDUSTRIAL MACHINERY--0.8%
    450,000 Borden, Inc. 9.200%, 03/15/21........................       363,492
    100,000 Borden, Inc. 7.875%, 02/15/23........................        71,178
    250,000 Dana Corp. 7.000%, 03/01/29..........................       182,500
                                                                    -----------
                                                                        617,170
                                                                    -----------

            MINING--0.9%
    750,000 Glencore Nickel Properties, Ltd.
             9.000%, 12/01/14....................................       536,250
    133,288 Southern Peru, Ltd. 7.900%, 05/30/07.................       128,299
                                                                    -----------
                                                                        664,549
                                                                    -----------

            PAPER & FOREST--0.0%
    225,000 App China Group, Ltd. (144A)
             14.000%, 03/15/10 (f)...............................        13,500
                                                                    -----------

            REAL ESTATE--1.1%
    660,000 Meditrust Corp. 7.000%, 08/15/07.....................       580,800
    250,000 Murrin Murrin Holdings Property, Ltd. 9.375%,
             08/31/07............................................       210,000
                                                                    -----------
                                                                        790,800
                                                                    -----------


                See accompanying notes to financial statements.

                                     MSF-52

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            REAL ESTATE INVESTMENT TRUST--0.9%
 $  300,000 JDN Reality Corp. 6.950%, 08/01/07...................   $   245,778
    350,000 Trinet Corporate Realty Trust, Inc.
             7.950%, 05/15/06....................................       312,426
    150,000 Trinet Corporate Realty Trust, Inc.
             7.700%, 07/15/17....................................       112,495
                                                                    -----------
                                                                        670,699
                                                                    -----------

            RETAIL--2.4%
    200,000 Amazon.com, Inc. 4.750%, 02/01/09....................        94,340
    275,000 J.C. Penney Co., Inc. 7.600%, 04/01/07...............       257,125
    125,000 J.C. Penney Co., Inc. 6.500%, 12/15/07...............       107,500
    300,000 J.C. Penney Co., Inc. 6.875%, 10/15/15...............       234,000
    300,000 J.C. Penney Co., Inc. 7.650%, 08/15/16...............       237,021
    150,000 J.C. Penney Co., Inc. 7.950%, 04/01/17...............       122,295
    175,000 J.C. Penney Co., Inc. 7.125%, 11/15/23...............       135,071
    700,000 Woolworth Corp. 8.500%, 01/15/22.....................       614,290
                                                                    -----------
                                                                      1,801,642
                                                                    -----------

            SEMICONDUCTORS--1.2%
     45,000 Cypress Semiconductor Corp.
             4.000%, 02/01/05....................................        40,928
    300,000 Triquint Semiconductor, Inc.
             4.000%, 03/01/07....................................       211,620
    800,000 Vitesse Semiconductor Corp.
             4.000%, 03/15/05....................................       643,000
                                                                    -----------
                                                                        895,548
                                                                    -----------

            TECHNOLOGY--0.8%
    250,000 Amkor Technology, Inc.
             5.000%, 03/15/07....................................       202,188
    800,000 Solectron Corp. Zero Coupon, 05/08/20................       396,000
                                                                    -----------
                                                                        598,188
                                                                    -----------

            TELEPHONE--8.0%
    500,000 Barak I.T.C. Telecom, Ltd.
             0/12.500%, 11/15/07 (d).............................       230,000
    250,000 Intermedia Communications, Inc.
             8.875%, 11/01/07....................................       245,000
    650,000 Intermedia Communications, Inc.
             8.500%, 01/15/08 (c)................................       637,000
    250,000 Intermedia Communications, Inc.
             8.600%, 06/01/08....................................       245,000
    350,000 Intermedia Communications, Inc. 0/12.250%, 03/01/09
             (d)                                                        255,500
    800,000 Level 3 Communications, Inc. 0/12.875%, 03/15/10 (d).       168,000
    250,000 Level 3 Communications, Inc. 11.250%, 03/15/10 (c)...        82,626
    650,000 Level 3 Communications, Inc. 0/10.500%, 12/01/08 (d).       139,750

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            TELEPHONE--(CONTINUED)
 $  800,000 McCaw International, Ltd.
             0/13.000%, 04/15/07 (d).............................   $   224,000
    600,000 McLeodUSA, Inc. 11.375%, 01/01/09 (c)................       378,000
  1,000,000 NTL Communications Corp. 0/11.500%, 11/15/09 (d) (c).       288,133
    600,000 NTL, Inc. 0/9.750%, 04/01/08 (d).....................       261,000
  1,950,000 Nextel International, Inc. 0/12.125%, 04/15/08 (d)...       288,133
    500,000 Nextel International, Inc.
             12.750%, 08/01/10...................................       145,000
  1,000,000 Nextlink Communications, Inc. 0/9.450%, 04/15/03 (d)
             (c).................................................       150,000
    850,000 Nextlink Communications, Inc. 0/12.250,% 06/01/04
             (d).................................................       127,500
  1,700,000 Nextlink Communications, Inc. 0/12.125%, 12/01/09
             (c).................................................       255,000
    900,000 Philippine Long Distance Telephone Co. 8.350%,
             03/06/17............................................       609,303
    875,000 Telecorp PCS, Inc.
             0/11.625, 04/15/09 (d)..............................       546,875
  1,000,000 Teligent, Inc. 0/11.500%, 03/01/08 (e) (f)...........         5,000
    200,000 Triton PCS, Inc. 0/11.000%, 05/01/08 (d).............       156,000
    800,000 US Unwired, Inc. 1.000%, 11/01/09....................       392,000
                                                                    -----------
                                                                      5,969,687
                                                                    -----------

            TRANSPORTATION--1.0%
     50,000 American President Cos., Ltd.
             7.125%, 11/15/03....................................        38,075
    700,000 American President Cos., Ltd.
             8.000%, 01/15/24....................................       395,500
    255,269 Hvide Marine, Inc. 12.500%, 06/30/07.................       199,110
    232,954 TBS Shipping International, Ltd.
             10.000%, 07/08/08...................................        81,951
                                                                    -----------
                                                                        714,636
                                                                    -----------

            YANKEE--14.9%
    650,000 Bangko Sentral Philipinas 8.600%, 06/15/27...........       474,500
    600,000 CTI Holdings S.A. 11.500%, 04/15/08..................       234,000
    400,000 Call-Net Enterprises 0/9.200%, 08/15/07 (d)..........        92,000
  1,000,000 Call-Net Enterprises 0/8.9375%, 08/15/08 (d).........       185,000
    150,000 Cerro Negro Finance, Ltd. (144A)
             7.900%, 12/01/20....................................       120,705
    200,000 Dolphin Telecom, Plc. 0/11.500%, 06/01/08 (d) (f)....         2,000
  1,077,481 Federal Republic of Brazil
             8.000%, 04/15/14....................................       797,336

                See accompanying notes to financial statements.

                                     MSF-53

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            YANKEE--(CONTINUED)
 $  550,000 Federal Republic of Brazil
             10.125%, 05/15/27 (c)...............................   $   399,300
    950,000 Hyundai Semiconductor, Inc. (144A) 8.625%, 05/15/07..       684,000
    593,750 Ivory Coast, Inc. 2.000%, 03/31/18 (b)...............        97,969
    150,000 KPNQuest 8.125%, 06/01/09............................        85,500
    272,891 Korea Electric Power Corp.
             7.400%, 04/01/16....................................       261,738
     62,158 Loxley Public Co., Ltd. 7.000%, 04/30/08.............        24,863
    325,000 Multicanal S.A. 10.500%, 04/15/18....................       156,000
    350,000 Pemex Petroleos Mexicanos
             9.500%, 09/15/27....................................       369,250
    700,000 Petrleos Mexicanos (144A)
             8.625%, 12/01/23....................................       693,000
    500,000 Quezon Power Philippines Co.
             8.860%, 06/15/17....................................       390,000
    500,000 Republic of Argentina (144A)
             8.875%, 03/01/29....................................       296,960
    800,000 Republic of Peru 4.000%, 03/07/03 (e)................       498,000
    300,000 Republic of Philippines
             9.875%, 01/15/19....................................       261,000
    650,000 Republic of South Africa
             8.500%, 06/23/17....................................       650,000
  1,450,000 Republic of Venezuela 9.250%, 09/15/27...............     1,002,385
    650,000 Royal Caribbean Cruises, Ltd.
             7.500%, 10/15/27....................................       499,103
    700,000 Siam Commercial Bank, Ltd. (144A) 7.500%, 03/15/06...       654,500
    750,000 TFM S.A. 0/11.750%, 06/15/02 (d).....................       645,000
    915,000 Tenaga Nasional Berhad (144A)
             7.500%, 11/01/25....................................       732,264
    650,000 Thai Farmers Bank Public, Ltd. (144A) 8.250%,
             08/21/16............................................       500,500
    350,000 Transportacion Maritima Mexica
             10.250%, 11/15/06...................................       318,500
                                                                    -----------
                                                                     11,125,373
                                                                    -----------
            Total Bonds & Notes
             (Identified Cost $59,442,438).......................    48,539,378
                                                                    -----------

CONVERTIBLE BONDS--20.5%

            AEROSPACE & DEFENSE--0.8%
    550,000 Hexcel Corp. 7.000%, 08/01/03........................       543,812
    115,000 Hexcel Corp. 7.000%, 08/01/11........................        84,238
                                                                    -----------
                                                                        628,050
                                                                    -----------

            AUTOMOBILES--0.5%
    835,000 Exide Corp. (144A) 2.900%, 12/15/05..................       368,444
                                                                    -----------

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)

            BIOTECHNOLOGY--1.4%
 $  700,000 Affymetrix, Inc. 4.750%, 02/15/07..................   $   448,875
    250,000 Affymetrix, Inc. (144A) 4.750%, 02/15/07...........       160,313
    550,000 Human Genome (144A) 3.750%, 03/15/07...............       446,875
                                                                  -----------
                                                                    1,056,063
                                                                  -----------

            BUILDING & CONSTRUCTION--0.1%
    100,000 Schuler Homes, Inc. 6.500%, 01/15/03...............        97,340
                                                                  -----------

            BUSINESS SERVICES--0.3%
    200,000 Ogden Co. 5.750%, 10/20/02.........................       191,752
                                                                  -----------

            COMPUTERS & BUSINESS EQUIPMENT--2.9%
    155,000 Cray Research, Inc.
             6.125%, 02/01/11 (e) (f) .........................        15,500
    340,000 Hutchinson Technology, Inc. (144A) 6.000%,
             03/15/05..........................................       310,250
    400,000 Maxtor Co. 5.750%, 03/01/12........................       280,000
  1,075,000 Quantum Corp. 7.000%, 08/01/04.....................       932,025
    500,000 Western Digital Zero Coupon, 02/18/18..............       160,000
  1,400,000 Western Digital Corp. (144A) Zero Coupon, 02/18/18.       448,000
     75,000 Xerox Corp. 0.570%, 04/21/18.......................        32,250
                                                                  -----------
                                                                    2,178,025
                                                                  -----------

            DOMESTIC OIL--1.3%
    861,000 Key Energy Services, Inc.
             5.000%, 09/15/04..................................       780,281
    200,000 Pogo Producing Co. 5.500%, 06/15/06................       177,800
                                                                  -----------
                                                                      958,081
                                                                  -----------

            DRUGS & HEALTH CARE--2.3%
    450,000 Glycomed, Inc. 7.500%, 01/01/03....................       366,187
    500,000 HealthSouth Corp. 3.250%, 04/01/03.................       470,100
    650,000 Nabi 6.500%, 02/01/03..............................       557,375
    350,000 Tenet Healthcare Corp. 6.000%, 12/01/05............       303,205
                                                                  -----------
                                                                    1,696,867
                                                                  -----------

            ELECTRONICS--0.6%
    325,000 Kent Electronics Corp. 4.500%, 09/01/04............       320,483
     40,000 Richardson Electronics, Ltd.
             7.250%, 12/15/06..................................        34,400
    100,000 Thermedics, Inc. 0.010%, 06/01/03..................        83,500
                                                                  -----------
                                                                      438,383
                                                                  -----------

            FINANCE & BANKING--0.5%
    100,000 Sizeler Property Investments, Inc.
             8.000%, 07/15/03..................................        98,030
    400,000 Telewest Finance 6.000%, 07/07/05..................       283,883
                                                                  -----------
                                                                      381,913
                                                                  -----------


                See accompanying notes to financial statements.

                                     MSF-54

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

CONVERTIBLE BONDS--(CONTINUED)

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            FOREIGN CORPORATE--1.8%
 $1,400,000 Colt Telecom Group, Plc.
             2.000%, 12/16/06, (EUR).............................   $   753,383
    650,000 Telewest Communications
             5.250%, 02/19/07, (GBP).............................       585,155
                                                                    -----------
                                                                      1,338,538
                                                                    -----------

            HOTELS & RESTAURANTS--0.7%
    550,000 Hilton Hotels Corp. 5.000%, 05/15/06.................       494,175
                                                                    -----------

            INDUSTRIAL MACHINERY--1.5%
    350,000 Integrated Process Equipment Corp.
             6.250%, 09/15/04....................................       144,795
    195,000 Intevac, Inc. 6.500%, 03/01/04.......................        93,112
  1,150,000 Mascotech, Inc. 4.500%, 12/15/03.....................       908,500
                                                                    -----------
                                                                      1,146,407
                                                                    -----------

            INDUSTRIALS--0.8%
    650,000 Medical Care International, Inc. (144A) 6.750%,
             10/01/06............................................       632,938
                                                                    -----------

            INTERNET--0.2%
    500,000 At Home Corp. 4.750%, 12/15/06.......................       165,625
                                                                    -----------

            RETAIL--0.1%
    200,000 CML Group, Inc.
             5.500%, 01/15/03 (e) (f)............................           126
     50,000 CML Group, Inc. (144A)
             5.500%, 01/15/03 (e) (f)............................            32
    100,000 Jacobson's Stores, Inc.
             6.750%, 12/15/11....................................        73,000
                                                                    -----------
                                                                         73,158
                                                                    -----------

            SEMICONDUCTORS--0.5%
    300,000 Broadband Technologies, Inc. Zero Coupon, 05/15/01
             (e) (f).............................................         6,000
    150,000 Cypress Semiconductor Corp.
             3.750%, 07/01/05....................................       126,720
    250,000 Kulicke & Soffa Industries Inc.
             4.750%, 12/15/06....................................       237,450
                                                                    -----------
                                                                        370,170
                                                                    -----------

            TELEPHONE--0.7%
    250,000 Adaptec, Inc. 4.750%, 02/01/04.......................       217,800
    250,000 Level 3 Communications, Inc.
             6.000%, 03/15/10....................................        53,175
    750,000 NTL, Inc. 5.750%, 12/15/09...........................       243,750
                                                                    -----------
                                                                        514,725
                                                                    -----------

            YANKEE--3.5%
    875,000 Bangkok Bank Public 4.589%, 03/03/04.................       448,437

    FACE                                                                VALUE
   AMOUNT                                                             (NOTE 1A)


            YANKEE--(CONTINUED)
 $  300,000 Burns Philp & Co., Ltd.
             5.500%, 04/30/04.....................................   $   210,000
  1,600,000 Rogers Communications, Inc.
             2.000%, 11/26/05.....................................     1,225,328
    400,000 S3, Inc. 5.750%, 10/01/03.............................       271,500
    250,000 Siam Commercial Bank
             3.250%, 01/24/04.....................................       125,625
    390,000 Ssangyong Oil Refining Co., Ltd
             3.000%, 12/31/04.....................................       302,250
                                                                     -----------
                                                                       2,583,140
                                                                     -----------
            Total Convertible Bonds
             (Identified Cost $16,792,903)........................    15,313,794
                                                                     -----------
PREFERRED STOCKS--5.4%
   SHARES

            COMMUNICATION SERVICES--0.5%
      1,735 Adelphia Business Solutions, Inc......................       399,075
                                                                     -----------

            ELECTRIC UTILITIES--0.5%
      1,035 Central Maine Power Co. 3.500%........................        48,645
        680 Consumers Energy Co...................................        42,500
        150 Consumers Energy Co. 4.160%...........................         8,700
        140 Entergy Gulf States, Inc..............................         8,120
        300 Entergy Gulf States, Inc. (Series 1944) 4.400%........        16,500
         50 Niagara Mohawk Power Corp., 4.850%....................         3,225
        200 Niagara Mohawk Power Corp. (c)........................         9,620
      1,200 Niagara Mohawk Power Corp., 3.600%....................        55,800
      2,680 Niagara Mohawk Power Corp., 3.400%....................       117,920
         50 Ohio Edison Co. (c) 4.440%............................         3,075
        150 Ohio Edison Co., 4.400%...............................         9,525
        300 Toledo Edison Co., 4.250%.............................        18,300
                                                                     -----------
                                                                         341,930
                                                                     -----------

            FINANCE & BANKING--2.3%
      3,200 Developers Diversified Realty.........................        77,600
     14,646 Developers Diversified Realty (Class C)...............       351,504
     10,300 Istar Financial, Inc..................................       227,630
     23,000 K-Mart Financing I....................................     1,081,000
                                                                     -----------
                                                                       1,737,734
                                                                     -----------

            FINANCIAL SERVICES--0.1%
     13,250 Owens Corning (144A)..................................        33,125
                                                                     -----------

            FOREIGN CORPORATE--0.0%
      7,000 Siam Commercial Bank, (THB)...........................         3,094
                                                                     -----------

            GAS & PIPELINE UTILITIES--0.2%
      3,050 Western Gas Resources Inc. (c)........................       148,535
                                                                     -----------

                See accompanying notes to financial statements.

                                     MSF-55

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

PREFERRED STOCKS--(CONTINUED)

                                                                     VALUE (NOTE
   SHARES                                                                1A)

            REAL ESTATE INVESTMENT TRUST--1.8%
      1,000 Carramerica Realty Corp. .............................   $    24,500
     10,000 Carramerica Realty Corp. (Series B)...................       246,500
      7,400 Carramerica Realty Corp. (Series C)...................       183,520
     17,000 Colonial Properties Trust.............................       417,520
      5,000 First Industrial Realty Trust, Inc. (Series D)........       115,250
      6,000 First Industrial Realty Trust, Inc. (Series E)........       138,660
      7,500 Highwoods Properties, Inc. ...........................       176,250
      1,600 JDN Reality Corp. ....................................        36,480
                                                                     -----------
                                                                       1,338,680
                                                                     -----------

            TELEPHONE--0.0%
      1,500 Williams Communications Group (144A)..................        21,000
                                                                     -----------
            Total Preferred Stocks
             (Identified Cost $4,406,981).........................     4,023,173
                                                                     -----------
COMMON STOCKS--4.6%

            COMMUNICATION SERVICES--0.6%
     14,500 Philippine Long Distance (ADR)........................       450,950
                                                                     -----------

            DOMESTIC OIL--0.7%
     47,412 Trico Marine Services, Inc. (b).......................       504,227
                                                                     -----------

            ELECTRIC UTILITIES--0.3%
     28,657 Pacific Gas & Electric Co. ...........................       203,542
                                                                     -----------

            ELECTRONICS--0.8%
     21,688 Park Electrochemical Corp. ...........................       572,563
                                                                     -----------

            FOREIGN CORPORATE--0.1%
  1,867,500 Indah Kiat Paper, (IDR)...............................        60,665
     40,476 Loxley, (THB).........................................         8,945
                                                                     -----------
                                                                          69,610
                                                                     -----------

            PAPER & FOREST--1.1%
     92,550 Sappi, Ltd. (ADR) (c).................................       828,322
                                                                     -----------

            REAL ESTATE INVESTMENT TRUST--0.9%
     16,500 Associated Estates Realty.............................       159,390
      2,000 Developers Diversified Realty Corp. ..................        36,760
     12,650 La Quinta Property's, Inc. (c)........................       260,590
     10,500 New Plan Excel Realty Trust, Inc. (ADR)...............       253,155
                                                                     -----------
                                                                         709,895
                                                                     -----------

            SHIPBUILDING--0.1%
     18,557 Seabulk International, Inc. ..........................        92,785
                                                                     -----------

                                                                    VALUE (NOTE
   SHARES                                                               1A)

            TRANSPORTATION--0.0%
        869 Seabulk International, Inc. .........................   $       326
      1,423 Seabulk International, Inc. (144A)...................         2,846
      1,872 TBS Shipping International, Ltd. (Class B)...........            19
      4,545 TBS Shipping International, Ltd. (Class C)...........            67
                                                                    -----------
                                                                          3,258
                                                                    -----------
            Total Common Stocks
             (Identified Cost $4,141,049)........................     3,435,152
                                                                    -----------
WARRANTS--0.0%

            FOREIGN CORPORATE--0.0%
      7,000 Siam Commercial Bank, (THB)..........................           402
                                                                    -----------

            PAPER & FOREST--0.0%
        250 Asia Pulp & Paper, Ltd. (144A) (b)...................             0
                                                                    -----------
            Total Warrants
             (Identified Cost $0)................................           402
                                                                    -----------
SHORT TERM INVESTMENT--1.1%

    FACE
   AMOUNT

            REPURCHASE AGREEMENT--1.1%
 $  840,000 State Street Corp. Repurchase Agreement dated
             06/29/01at 2.750% to be repurchased at $840,193 on
             07/02/01, collateralized by $845,000 U.S. Treasury
             Note 5.000% due 05/31/03 with a value of $867,299...       840,000
                                                                    -----------
            Total Short Term Investment
             (Identified Cost $840,000)..........................       840,000
                                                                    -----------
            Total Investments--96.8%
             (Identified Cost $85,623,371) (a)...................    72,151,899
            Other assets less liabilities........................     2,345,364
                                                                    -----------
            TOTAL NET ASSETS--100%...............................   $74,497,263
                                                                    ===========

                See accompanying notes to financial statements.

                                     MSF-56

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)



(a) Federal Tax Information:
  At June 30, 2001 the net unrealized depreciation on investments based on cost of $85,623,371 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $  4,061,716
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (17,533,188)
                                                                   ------------
   Net unrealized depreciation...................................  $(13,471,472)
                                                                   ============

(b) Non-Income producing security.

(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $1,980,103 with collateral backing valued at $2,080,595.

(d) Step Bond. Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date.

(e) Issuers filed petition under Chapter 11 of the Federal Bankruptcy Code.

(f) Non-Income producing; Defaulted Bond

Key to Abbreviations:

144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in institutional buyers. At the periord end, the value of these securities amounted to $7,554,141 or 10.1% of net assets.
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.
CAD--Canadian Dollar
EUR--Euro Currency
GBP--Pound Sterling
IDR--Indonesian Rupiah
THB--Thailand Baht
ZAR--South Africa
NOTES TO PORTFOLIO INVESTMENTS

ILLIQUID SECURITIES:

                                                                       VALUATION
                                                                         AS OF
                                                ACQUISITION ACQUISTION JUNE 30,
                     ISSUE                         DATE        COST      2001
                     -----                      ----------- ---------- ---------
APP China Group, Ltd.
 14.000%, 03/15/10.............................  03/09/00   $ 196,479   $13,500
APP China Group, Ltd. (warrants)...............  03/09/00           0         0
CML Group, 5.500%, 01/15/03....................  12/01/97     154,747       126
CML Group, 5.500%, 01/15/03....................  04/14/98      31,577        32
Seabulk International,
 (common stock)................................  01/26/00     753,418    92,785
Seabulk International, (warrants)..............  12/14/99           0     2,846
Seabulk International, (warrants)..............  01/26/00           0       326
Adelphia Business
 Solutions, Inc................................  11/16/98   1,032,483   399,074
Broadband Technologies, Inc. 05/15/01..........  06/13/97     182,725     6,000
Cray Research, Inc.,
 6.125%, 02/01/11..............................  07/22/97     126,036    15,500
Hvide Marine, Inc.
 12.500%, 06/30/07.............................  12/14/99     233,462   199,110
Loxley Public Co., Ltd.,
 7.000%, 04/30/08..............................  01/26/01      24,864    24,863

The aggregate value of illiquid securities at June 30, 2001 was $754,162 or 1.01% of the Loomis Sayles High Yield Bond Portfolio's net assets.

                See accompanying notes to financial statements.

                                    MSF-57

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value................................             $ 72,151,899
 Cash................................................                      719
 Receivable for:
 Securities sold.....................................                  167,104
 Fund shares sold....................................                  795,460
 Dividends and interest..............................                1,450,262
 Collateral for securities loaned....................                2,080,595
                                                                  ------------
  Total Assets.......................................               76,646,039
LIABILITIES
 Payable for:
 Withholding taxes...................................  $    2,239
 Return of collateral for securities loaned..........   2,080,595
 Accrued expenses:
 Management fees.....................................      43,433
 Other expenses......................................      22,509
                                                       ----------
  Total Liabilities..................................                2,148,776
                                                                  ------------
NET ASSETS...........................................             $ 74,497,263
                                                                  ============
 Net assets consist of:
 Capital paid in.....................................             $ 91,137,171
 Undistributed net investment income.................                1,818,667
 Accumulated net realized gains (losses).............               (4,984,842)
 Unrealized appreciation (depreciation) on
  investments and foreign currency...................              (13,473,733)
                                                                  ------------
NET ASSETS...........................................             $ 74,497,263
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($74,497,165 divided by 9,441,187 shares of
 beneficial
 interest)...........................................             $       7.89
                                                                  ============
CLASS E
Net asset value and redemption price per share ($98
 divided by 12 shares of beneficial interest)........             $       7.89
                                                                  ============
Identified cost of investments.......................             $ 85,623,371
                                                                  ============

INVESTMENT INCOME
 Dividends.........................................               $   215,506(a)
 Interest..........................................                 4,336,447(b)
                                                                  -----------
                                                                    4,551,953
EXPENSES
 Management fees...................................  $   265,471
 Directors' fees and expenses......................        6,256
 Custodian.........................................       53,164
 Audit and tax services............................        9,231
 Legal.............................................          180
 Printing..........................................       13,100
 Insurance.........................................        2,186
 Miscellaneous.....................................          455
                                                     -----------
  Total expenses before reductions.................                   350,043
                                                                  -----------
NET INVESTMENT INCOME..............................                 4,201,910
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..................................   (3,532,998)
 Foreign currency transactions--net................      (44,645)  (3,577,643)
                                                     -----------
Unrealized appreciation (depreciation) on:
 Investments--net..................................   (1,249,171)
 Foreign currency transactions--net................       (4,661)  (1,253,832)
                                                     -----------  -----------
Net gain (loss)....................................                (4,831,475)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS..............               $  (629,565)
                                                                  ===========

(a) Net of foreign taxes of $4,158
(b) Income on securities loaned $3,238

                See accompanying notes to financial statements.

                                     MSF-58

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $ 4,201,910    $ 6,886,924
 Net realized gain (loss).......................     (3,577,643)     1,273,152
 Unrealized appreciation (depreciation).........     (1,253,832)    (8,989,860)
                                                    -----------    -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................       (629,565)      (829,784)
                                                    -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..........................
 Class A........................................     (9,209,890)       (23,224)
 Class E........................................              0              0
                                                    -----------    -----------
                                                     (9,209,890)       (23,224)
                                                    -----------    -----------
 Net realized gain
 Class A........................................              0         (3,167)
 Class E........................................              0              0
                                                    -----------    -----------
                                                              0         (3,167)
                                                    -----------    -----------
 TOTAL DISTRIBUTIONS............................     (9,209,890)       (26,391)
                                                    -----------    -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................     15,392,348      8,099,176
                                                    -----------    -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........      5,552,893      7,243,001
NET ASSETS
 Beginning of the period........................     68,944,370     61,701,369
                                                    -----------    -----------
 End of the period..............................    $74,497,263    $68,944,370
                                                    ===========    ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $ 1,818,667    $ 6,826,647
                                                    ===========    ===========

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                                  SIX MONTHS ENDED           YEAR ENDED
                                    JUNE 30, 2001         DECEMBER 31, 2000
                                ----------------------  ----------------------
                                 SHARES         $        SHARES         $
                                ---------  -----------  ---------  -----------
CLASS A
 Sales......................... 1,460,324  $13,212,678  1,382,615  $12,843,463
 Reinvestments................. 1,151,236    9,209,890      2,696       26,391
 Redemptions...................  (796,675)  (7,030,320)  (516,507)  (4,770,678)
                                ---------  -----------  ---------  -----------
 Net increase (decrease)....... 1,814,885  $15,392,248    868,804  $ 8,099,176
                                =========  ===========  =========  ===========
CLASS E
 Sales.........................        12  $       100          0  $         0
 Reinvestments.................         0            0          0            0
 Redemptions...................         0            0          0            0
                                ---------  -----------  ---------  -----------
 Net increase (decrease).......        12  $       100          0  $         0
                                =========  ===========  =========  ===========
 Increase (decrease) derived
  from capital share
  transactions................. 1,814,897  $15,392,348    868,804  $ 8,099,176
                                =========  ===========  =========  ===========

                See accompanying notes to financial statements.

                                     MSF-59

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                CLASS A                                CLASS E
                          --------------------------------------------------------- --------------
                          SIX MONTHS                               MARCH 3, 1997(A) MAY 1, 2001(A)
                            ENDED       YEAR ENDED DECEMBER 31,        THROUGH         THROUGH
                           JUNE 30,     -------------------------    DECEMBER 31,      JUNE 30,
                             2001        2000     1999     1998          1997            2001
                          ----------    -------  -------  -------  ---------------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  9.00      $  9.09  $  8.39  $ 10.14      $ 10.00          $ 8.07
                           -------      -------  -------  -------      -------          ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      0.41         0.90     0.80     0.88         0.35            0.00
 Net realized and
  unrealized gain (loss)
  on investments........     (0.41)       (0.99)    0.69    (1.65)        0.26           (0.18)
                           -------      -------  -------  -------      -------          ------
 Total from investment
  operations............      0.00        (0.09)    1.49    (0.77)        0.61           (0.18)
                           -------      -------  -------  -------      -------          ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....     (1.11)        0.00    (0.79)   (0.89)       (0.35)           0.00
 Distributions from net
  realized capital
  gains.................      0.00         0.00     0.00    (0.09)       (0.12)           0.00
                           -------      -------  -------  -------      -------          ------
 Total distributions....     (1.11)        0.00    (0.79)   (0.98)       (0.47)           0.00
                           -------      -------  -------  -------      -------          ------
NET ASSET VALUE, END OF
 PERIOD.................   $  7.89      $  9.00  $  9.09  $  8.39      $ 10.14          $ 7.89
                           =======      =======  =======  =======      =======          ======
TOTAL RETURN (%)........      (0.2)(b)     (1.0)    17.8     (7.5)         6.2(b)         (2.2)(b)
Ratio of operating
 expenses to average net
 assets (%).............      0.92 (c)     0.88     0.93     0.87         0.83(c)         1.07 (c)
Ratio of net investment
 income to average net
 assets (%).............     11.08 (c)    10.11     9.49    10.41         7.04(c)         0.00 (c)
Portfolio turnover rate
 (%)....................        31 (c)       42       28       46           39(c)           31 (c)
Net assets, end of
 period (000)...........   $74,497      $68,944  $61,701  $42,403      $27,804          $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........        --           --     0.94     1.05         1.35(c)           --

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.

                See accompanying notes to financial statements.

                                     MSF-60

METROPOLITAN SERIES FUND, INC.
JANUS MID CAP PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--92.7% OF TOTAL NET ASSETS

                                                                      VALUE
  SHARES                                                            (NOTE 1A)

           AIR TRAVEL--1.7%
   434,355 RyanAir Holdings, Plc. (ADR)........................   $   22,564,742
                                                                  --------------

           BROADCASTING--1.6%
   243,685 Entercom Communications Corp. (b) (c)...............       13,063,953
   306,300 Hispanic Broadcasting Corp. (b).....................        8,787,747
                                                                  --------------
                                                                      21,851,700
                                                                  --------------

           BUSINESS SERVICES--11.0%
   932,730 Apollo Group, Inc. .................................       39,608,380
 1,170,670 Cendant Corp. (b)...................................       22,828,065
   435,970 Concord EFS, Inc. (b)...............................       22,672,620
 1,554,333 Paychex, Inc. ......................................       62,165,548
     2,700 University of Phoenix Online (c)....................          120,555
                                                                  --------------
                                                                     147,395,168
                                                                  --------------

           COMMUNICATION SERVICES--12.2%
 1,519,050 Charter Communications, Inc. (c)....................       35,690,080
   450,375 Echostar Communications, Inc. (b)...................       14,614,669
   657,810 Lamar Advertising Co. (c)...........................       28,302,275
   701,125 TMP Worldwide, Inc. (c).............................       41,937,792
 1,002,605 Western Wireless Corp. .............................       43,117,028
                                                                  --------------
                                                                     163,661,844
                                                                  --------------

           COMMUNICATIONS--4.7%
 2,612,255 Crown Castle International Corp. ...................       42,840,982
   787,445 SBA Communications Corp. (b)........................       19,749,120
                                                                  --------------
                                                                      62,590,102
                                                                  --------------

           COMPUTERS & BUSINESS EQUIPMENT--10.0%
 2,066,565 American Tower Corp. ...............................       42,715,899
 1,143,710 Integrated Device Technology (b)....................       35,855,308
   472,687 Semtech Corp. (b)...................................       14,440,588
   703,015 Sonus Networks, Inc. (c)............................       16,345,099
 1,178,585 Vitesse Semiconductor Corp. ........................       24,655,998
                                                                  --------------
                                                                     134,012,892
                                                                  --------------

           CONGLOMERATES--0.9%
   500,625 Reliant Resources, Inc. ............................       12,365,437
                                                                  --------------

           CONSTRUCTION MATERIALS--2.9%
 1,199,930 Hanover Compressor Co. (b) (c)......................       39,705,684
                                                                  --------------

           DOMESTIC OIL--3.0%
   327,600 EOG Resources, Inc. ................................       11,646,180
   577,235 Universal Compression Holdings (b)..................       16,393,474
   325,820 Valero Energy Corp. (c).............................       11,983,660
                                                                  --------------
                                                                      40,023,314
                                                                  --------------

                                                                      VALUE
  SHARES                                                            (NOTE 1A)

           DRUGS & HEALTH CARE--23.8%
   440,660 Abgenix, Inc. ......................................   $   19,653,436
   393,210 Andrx Corp. (c).....................................       30,257,510
   397,162 Cardinal Health, Inc. ..............................       27,404,178
   368,670 CuRagen Corp. (b) (c)...............................       13,740,331
   398,375 Enzon, Inc. (b).....................................       24,868,559
   843,260 Human Genome Sciences, Inc. (b).....................       50,991,932
   250,320 Laboratory Corp. America Holdings (b)...............       19,249,608
   464,885 McKesson HBOC, Inc. ................................       17,256,531
   660,990 Medarex, Inc. ......................................       15,536,570
   994,020 Millennium Pharmaceuticals (b)......................       35,178,368
   274,720 OSI Pharmaceuticals, Inc. ..........................       14,892,571
   343,600 Quest Diagnostics, Inc. (b).........................       25,718,460
   625,680 Sepracor, Inc. (b) (c)..............................       24,892,679
                                                                  --------------
                                                                     319,640,733
                                                                  --------------

           ELECTRIC UTILITIES--3.8%
   942,895 AES Corp. (b).......................................       40,591,630
   135,670 Calpine Corp. (b)...................................        5,128,326
   239,450 NRG Energy, Inc. (c)................................        5,287,056
                                                                  --------------
                                                                      51,007,012
                                                                  --------------

           ELECTRICAL EQUIPMENT--0.6%
   240,035 Plexus Corp. (b)....................................        7,792,736
                                                                  --------------

           ELECTRONICS--6.5%
   148,665 Celestica, Inc. (ADR) (c)...........................        7,656,248
 1,385,750 Cree, Inc. (c)......................................       36,036,429
   563,700 Flextronics International, Ltd. (b).................       14,757,666
   797,900 Intersil Holding Corp. .............................       28,560,830
                                                                  --------------
                                                                      87,011,173
                                                                  --------------

           GAS & PIPELINE UTILITIES--1.8%
   479,810 Kinder Morgan, Inc. (c).............................       24,110,452
                                                                  --------------

           INTERNET--1.0%
 2,075,395 E*Trade Group, Inc. (b) (c).........................       13,386,298
                                                                  --------------

           RADIO--1.6%
   460,945 Cox Radio, Inc. ....................................       12,837,318
   393,720 Radio One, Inc. (Class D) (b) (c)...................        8,651,997
                                                                  --------------
                                                                      21,489,315
                                                                  --------------

           RAILROADS & EQUIPMENT--0.0%
    13,700 CH Robinson Worldwide...............................          382,024
                                                                  --------------

           RETAIL--3.8%
   496,945 eBay, Inc. (b) (c)..................................       33,978,615
   517,815 Walgreen Co. .......................................       17,683,382
                                                                  --------------
                                                                      51,661,997
                                                                  --------------

                See accompanying notes to financial statements.

                                     MSF-61

METROPOLITAN SERIES FUND, INC.
JANUS MID CAP PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)                SHORT TERM INVESTMENTS--7.4%

                                                                      VALUE
  SHARES                                                            (NOTE 1A)

           SEMICONDUCTORS--1.1%
   647,590 TriQuint Semiconductor, Inc. (b) (c)................   $   14,412,115
                                                                  --------------

           SOFTWARE--0.6%
   312,745 Priority Healthcare Corp. (Class B) (b).............        8,844,429
                                                                  --------------

           TRUCKING & FREIGHT FORWARDING--0.1%
    15,975 Expeditors International of Washington, Inc. .......          958,484
                                                                  --------------
           Total Common Stocks
            (Identified Cost $1,410,252,944)...................    1,244,867,651
                                                                  --------------

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)
             COMMERCIAL PAPER--7.3%
 $37,800,000 CIT Group Holdings, Inc. 4.140%, 07/02/01........   $   37,795,653
  60,000,000 Prudential Funding Corp. 4.080%, 07/02/01........       59,993,200
                                                                 --------------
                                                                     97,788,853
                                                                 --------------

             REPURCHASE AGREEMENT--0.1%
   1,200,000 State Street Corp. Repurchase Agreement dated
              06/29/01at 2.000% to be repurchased at
              $1,200,200 on 07/02/01, collateralized by
              $1,205,000 U.S. Treasury Note 5.000% due
              05/31/03 with a value of $1,236,799.............        1,200,000
                                                                 --------------
             Total Short Term Investments
              (Identified Cost $98,988,853)...................       98,988,853
                                                                 --------------
             Total Investments--100.1%
              (Identified Cost $1,509,241,797) (a)............    1,343,856,504
             Other assets less liabilities....................        (841,232)
                                                                 --------------
             TOTAL NET ASSETS--100%...........................   $1,343,015,272
                                                                 ==============

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized depreciation on investments based on cost of $1,509,241,797 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.......... $ 118,683,278
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..........  (284,068,571)
                                                                 -------------
   Net unrealized depreciation.................................. $(165,385,293)
                                                                 =============

(b) Non-Income producing security.

(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $109,103,799 with collateral backing valued at $112,767,759.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-62

METROPOLITAN SERIES FUND, INC.
JANUS MID CAP PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value............................               $1,343,856,504
 Cash............................................                          448
 Receivable for:
 Securities sold.................................                    3,328,445
 Fund shares sold................................                      317,111
 Dividends and interest..........................                       57,736
 Collateral for securities loaned................                  112,767,759
                                                                --------------
  Total Assets...................................                1,460,328,003
LIABILITIES
 Payable for:
 Fund shares redeemed............................  $  2,324,197
 Securities purchased............................     1,311,952
 Return of collateral for securities loaned......   112,767,759
 Accrued expenses:
 Management fees.................................       748,338
 Service and distribution fees Class B...........         2,056
 Other expenses..................................       158,429
                                                   ------------
  Total Liabilities..............................                  117,312,731
                                                                --------------
NET ASSETS.......................................               $1,343,015,272
                                                                ==============
 Net assets consist of:
 Capital paid in.................................               $1,885,057,396
 Undistributed net investment income.............                   (1,611,435)
 Accumulated net realized gains (losses).........                 (375,045,396)
 Unrealized appreciation (depreciation) on
  investments....................................                 (165,385,293)
                                                                --------------
NET ASSETS.......................................               $1,343,015,272
                                                                ==============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($1,332,559,963 divided by 74,633,771 shares of
 beneficial interest)............................               $        17.85
                                                                ==============
CLASS B
Net asset value and redemption price per share
 ($10,455,215 divided by 591,651 shares of
 beneficial interest)............................               $        17.67
                                                                ==============
CLASS E
Net asset value and redemption price per share
 ($94 divided by 5 shares of beneficial
 interest).......................................               $        17.77
                                                                ==============
Identified cost of investments...................               $1,509,241,797
                                                                ==============

INVESTMENT INCOME
 Dividends.....................................                $     619,372
 Interest......................................                    3,084,003(a)
                                                               -------------
                                                                   3,703,375
EXPENSES
 Management fees............................... $   4,882,797
 Service and distribution fees--
  Class B......................................         6,335
 Directors' fees and expenses..................         6,256
 Custodian.....................................       116,949
 Audit and tax services........................         9,231
 Legal.........................................         2,977
 Printing......................................       287,617
 Insurance.....................................         2,186
 Miscellaneous.................................           462
                                                -------------
 Total expenses................................                    5,314,810
                                                               -------------
NET INVESTMENT INCOME (LOSS)...................                   (1,611,435)
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..............................  (366,847,382)
 Foreign currency transactions--net............          (390)  (366,847,772)
                                                -------------
Unrealized appreciation (depreciation) on:
 Investments--net..............................   (48,974,164)
 Foreign currency transactions--net............          (944)   (48,975,108)
                                                -------------  -------------
Net gain (loss)................................                 (415,822,880)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS....................................                $(417,434,315)
                                                               =============

(a) Income on securities loaned $257,533

                See accompanying notes to financial statements.

                                     MSF-63

METROPOLITAN SERIES FUND, INC.
JANUS MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                SIX MONTHS ENDED   YEAR ENDED
                                                    JUNE 30,      DECEMBER 31,
                                                      2001            2000
                                                ---------------- --------------
FROM OPERATIONS
 Net investment income (loss).................   $   (1,611,435) $   (7,724,588)
 Net realized gain (loss).....................     (366,847,772)      2,341,531
 Unrealized appreciation (depreciation).......      (48,975,108)   (848,073,092)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS..................................     (417,434,315)   (853,456,149)
                                                 --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized gain
 Class A......................................                0    (169,399,200)
 Class B......................................                0               0
 Class E......................................                0               0
                                                 --------------  --------------
 TOTAL DISTRIBUTIONS..........................                0    (169,399,200)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS..................      (22,929,153)    874,437,035
                                                 --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS......     (440,363,468)   (148,418,314)
NET ASSETS
 Beginning of the period......................    1,783,378,740   1,931,797,054
                                                 --------------  --------------
 End of the period............................   $1,343,015,272  $1,783,378,740
                                                 ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period............................   $   (1,611,435) $            0
                                                 ==============  ==============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                              SIX MONTHS ENDED              YEAR ENDED
                               JUNE 30, 2001            DECEMBER 31, 2000
                          -------------------------  -------------------------
                            SHARES          $          SHARES          $
CLASS A                   ----------  -------------  ----------  -------------
 Sales...................  7,389,030  $ 136,542,536  24,868,030  $ 909,480,986
 Reinvestments...........          0              0   5,217,765    169,399,200
 Redemptions............. (9,022,461)  (170,685,431) (6,692,738)  (204,443,151)
                          ----------  -------------  ----------  -------------
 Net increase (decrease). (1,633,431) $ (34,142,895) 23,393,057  $ 874,437,035
                          ==========  =============  ==========  =============
CLASS B
 Sales...................    686,948  $  12,950,362           0  $           0
 Reinvestments...........          0              0           0              0
 Redemptions.............    (95,297)    (1,736,720)          0              0
                          ----------  -------------  ----------  -------------
 Net increase (decrease).    591,651  $  11,213,642           0  $           0
                          ==========  =============  ==========  =============
CLASS E
 Sales...................          5  $         100           0  $           0
 Reinvestments...........          0              0           0              0
 Redemptions.............          0              0           0              0
                          ----------  -------------  ----------  -------------
 Net increase (decrease).          5  $         100           0  $           0
                          ==========  =============  ==========  =============
 Increase (decrease)
  derived from capital
  share transactions..... (1,041,775) $ (22,929,153) 23,393,057  $ 874,437,035
                          ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                     MSF-64

METROPOLITAN SERIES FUND, INC.
JANUS MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                  CLASS A                                   CLASS B      CLASS E
                           -------------------------------------------------------------   ----------    --------
                                                                              MARCH 3,     JANUARY 2,     MAY 1,
                           SIX MONTHS                                         1997(A)       2001(A)      2001(A)
                             ENDED           YEAR ENDED DECEMBER 31,          THROUGH       THROUGH      THROUGH
                            JUNE 30,      --------------------------------  DECEMBER 31,    JUNE 30,     JUNE 30,
                              2001           2000        1999       1998        1997          2001         2001
                           ----------     ----------  ----------  --------  ------------   ----------    --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $    23.38     $    36.54  $    17.44  $  12.77    $  10.00      $ 21.47       $19.02
                           ----------     ----------  ----------  --------    --------      -------       ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income
  (loss).................       (0.02)         (0.10)      (0.05)    (0.02)       0.01        (0.02)        0.00
 Net realized and
  unrealized gain (loss)
  on investments.........       (5.51)        (10.66)      21.14      4.77        2.81        (3.78)       (1.25)
                           ----------     ----------  ----------  --------    --------      -------       ------
 Total from investment
  operations.............       (5.53)        (10.76)      21.09      4.75        2.82        (3.80)       (1.25)
                           ----------     ----------  ----------  --------    --------      -------       ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income......        0.00           0.00        0.00      0.00       (0.01)        0.00         0.00
 Distributions from net
  realized capital gains.        0.00          (2.40)      (1.99)    (0.08)      (0.04)        0.00         0.00
                           ----------     ----------  ----------  --------    --------      -------       ------
 Total distributions.....        0.00          (2.40)      (1.99)    (0.08)      (0.05)        0.00         0.00
                           ----------     ----------  ----------  --------    --------      -------       ------
NET ASSET VALUE, END OF
 PERIOD..................  $    17.85     $    23.38  $    36.54  $  17.44    $  12.77      $ 17.67       $17.77
                           ==========     ==========  ==========  ========    ========      =======       ======
TOTAL RETURN (%).........       (23.7)(b)      (31.3)      122.9      37.2        28.2 (b)    (17.7)(b)     (6.6)(b)
Ratio of operating
 expenses to average net
 assets (%)..............        0.73 (c)       0.70        0.71      0.81        0.85 (c)     0.98 (c)     0.88 (c)
Ratio of net investment
 income to average net
 assets (%)..............       (0.22)(c)      (0.33)      (0.41)    (0.22)       0.10 (c)    (0.47)(c)     0.00 (c)
Portfolio turnover rate
 (%).....................         107 (c)        118         103       107          75 (c)      107 (c)      107 (c)
Net assets, end of period
 (000)...................  $1,332,560     $1,783,379  $1,931,797  $371,504    $103,852      $10,455       $  0.1
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)...........          --             --          --        --        0.99 (c)       --           --

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.

                See accompanying notes to financial statements.

                                     MSF-65

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--98.9% OF TOTAL NET ASSETS

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            AEROSPACE & DEFENSE--0.6%
     24,400 Mercury Computer Systems, Inc. (b)...................   $  1,147,288
     56,000 Remec, Inc. (b)......................................        673,120
                                                                    ------------
                                                                       1,820,408
                                                                    ------------

            AIR TRAVEL--0.5%
     42,500 Mesaba Holdings, Inc. (b)............................        391,850
     46,000 Skywest, Inc. .......................................      1,329,630
                                                                    ------------
                                                                       1,721,480
                                                                    ------------

            APPAREL & TEXTILES--1.6%
     30,700 Fossil, Inc. (b) (c).................................        650,072
     10,600 Kenneth Cole Productions, Inc. (b)...................        213,590
     93,150 Quiksilver, Inc. (b).................................      2,328,750
     22,400 Timberland Co. (b)...................................        885,024
     48,300 Van's, Inc. (b)......................................      1,122,975
                                                                    ------------
                                                                       5,200,411
                                                                    ------------

            AUTO PARTS--0.1%
     11,700 Gentex Corp. (b) (c).................................        326,138
                                                                    ------------

            BANKS--2.7%
     28,100 City National Corp...................................      1,244,549
     24,534 Commerce Bancorp, Inc. (b)...........................      1,719,833
     35,200 Community First Bankshares, Inc. (b).................        859,760
     11,700 Investors Financial Services Corp....................        783,900
     25,400 National Commerce Financial Corp. ...................        620,649
     41,600 Silicon Valley Bancshares (b)........................        939,120
     40,800 Southwest Bancorp (b)................................      1,232,568
     64,500 Sterling Bancshares, Inc. (b)........................      1,235,820
                                                                    ------------
                                                                       8,636,199
                                                                    ------------

            BIOTECHNOLOGY--2.7%
      7,200 Cell Genesys, Inc. (c)...............................        147,636
     33,400 Enzon, Inc. (b) (c)..................................      2,084,995
      4,400 Imclone Systems, Inc.................................        232,298
     23,900 Invitrogen Corp. (b).................................      1,327,286
     10,400 Protein Design Laboratories, Inc. (b)................        902,252
     74,400 Serologicals Corp. (b)...............................      1,576,164
     75,200 Techne Corp. (b).....................................      2,425,576
                                                                    ------------
                                                                       8,696,207
                                                                    ------------

            BROADCASTING--0.7%
     28,700 Entercom Communications Corp. (b)....................      1,538,607
     10,100 Insight Communications, Inc. (b).....................        252,551
     48,700 Regent Communications, Inc. (b)......................        583,913
                                                                    ------------
                                                                       2,375,071
                                                                    ------------

            BUILDING & CONSTRUCTION--1.3%
     55,900 Insituform Technologies, Inc. (b) (c)................      2,031,126

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            BUILDING & CONSTRUCTION--(CONTINUED)
     18,500 Simpson Manufacturing, Inc. (b)......................   $  1,119,250
     76,100 Watsco, Inc..........................................      1,073,010
                                                                    ------------
                                                                       4,223,386
                                                                    ------------

            BUSINESS SERVICES--8.1%
     15,100 Advent Software, Inc. (b)............................        944,505
     37,700 Bright Horizons Family Solutions (b).................      1,197,540
     16,600 Career Education Corp. (b)...........................      1,027,125
     40,950 ChoicePoint, Inc. (b)................................      1,721,947
     65,000 Corporate Executive Board Co. (b)....................      2,470,000
     31,300 Devry, Inc. (b)......................................      1,130,556
     10,100 Education Management Corp. (b).......................        408,293
     42,500 F.Y.I., Inc. (b).....................................      1,742,500
     55,800 FactSet Research Systems, Inc........................      1,992,060
     11,300 G & K Services.......................................        303,970
     49,100 Getty Images, Inc. (b)...............................      1,289,120
     12,560 Global Payments, Inc. (c)............................        378,056
     45,500 Heidrick & Struggles International, Inc. (b).........        925,243
     47,600 Iron Mountain, Inc. .................................      2,134,384
     54,400 Learning Tree International, Inc. (b) (c)............      1,251,472
     12,400 Manpower, Inc. ......................................        370,760
     48,150 Meta Group, Inc. (b).................................        124,468
     16,600 Mobile Mini, Inc. (b)................................        543,650
     32,200 NCO Group, Inc. (b) (c)..............................        995,946
     18,500 On Assignment, Inc. (b)..............................        332,353
      2,100 Professional Detailing, Inc. (b).....................        192,675
     41,900 Professional Staff, Plc. ............................        182,265
     32,400 Teletech Holdings, Inc. (b) (c)......................        291,114
     40,313 Tetra Technologies, Inc. (b) (c).....................      1,096,312
     36,700 The Bisys Group, Inc. (b)............................      2,165,300
     22,500 Valassis Communications, Inc. (b)....................        805,500
                                                                    ------------
                                                                      26,017,114
                                                                    ------------

            CHEMICALS--1.2%
     10,700 Cabot Corp...........................................        385,414
     28,973 Cabot Microelectronics Corp. (b).....................      1,709,407
     13,600 Cambrex Corp. (b)....................................        687,888
     18,800 OM Group, Inc........................................      1,057,500
                                                                    ------------
                                                                       3,840,209
                                                                    ------------

            COMMUNICATION SERVICES--4.7%
     19,200 Airgate PCS, Inc. (b)................................        727,680
     30,600 Catalina Marketing Corp. (b).........................        933,606
     56,700 Emmis Communications Corp. (b).......................      1,746,076
     10,900 Harte Hanks, Inc. ...................................        269,884
     41,400 ITC Deltacom (b) (c).................................        170,775
     11,200 Jupiter Media Metrix, Inc. (b) (c)...................         14,952
     15,700 Lamar Advertising Co. ...............................        675,493
      9,200 LodgeNet Entertainment Corp. (b).....................        161,000
     20,700 Macrovision Corp. (b)................................      1,406,151

                See accompanying notes to financial statements.

                                     MSF-66

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                     VALUE
   SHARES                                                          (NOTE 1A)

            COMMUNICATION SERVICES--(CONTINUED)
     31,400 Millicom International Cellular S.A. (ADR).........   $    788,140
     37,600 Pegasus Communications Corp. (b) (b) (c)...........        850,700
     40,100 Price Communications Corp. (b).....................        809,619
     47,600 SBA Communcations Corp. (b)........................      1,193,808
     26,600 Scholastic Corp. (b)...............................      1,196,867
     12,000 Time Warner Telecom, Inc. (b) (c)..................        402,660
     24,900 Triton PCS Holdings, Inc...........................        975,084
     26,300 Western Multiplex Corp. (b)........................        178,972
     27,500 Western Wireless Corp..............................      1,182,637
     43,600 Westwood One, Inc. (b).............................      1,606,660
                                                                  ------------
                                                                    15,290,764
                                                                  ------------

            COMMUNICATIONS--3.2%
     33,200 Cal Dive International, Inc. (b)...................        830,000
     11,900 Cooper Cameron Corp. (b)...........................        664,020
     35,900 Core Laboratories NV (ADR).........................        673,125
     69,825 Dycom Industries, Inc. (b).........................      1,601,087
     40,700 Global Industries, Inc.............................        538,665
     20,700 Grey Wolf, Inc. (b)................................         82,800
     82,600 Marine Drilling Co., Inc...........................      1,578,486
     94,700 Patterson Uti Energy, Inc..........................      1,697,971
     47,700 Pride International, Inc. (c)......................        906,300
     38,750 Quanta Services, Inc. (b) (c)......................        854,050
     33,000 Veritas DGC, Inc. (ADR) (b)........................        915,750
                                                                  ------------
                                                                    10,342,254
                                                                  ------------

            COMPUTERS & BUSINESS EQUIPMENT--10.5%
     84,200 ATMI, Inc. (b).....................................      2,572,310
     11,900 AXT, Inc. (b) (c)..................................        315,172
     19,600 Alliance Semiconductor Corp. (b) (c)...............        245,098
     39,000 Alpha Industries, Inc. (b).........................      1,157,325
     33,200 Audio Codes, Ltd. (c)..............................        237,546
     15,900 Brooks Automation, Inc. (b) (c)....................        732,195
     10,600 Carrier Access Corp. (b)...........................         74,094
     25,700 Commscope, Inc. (b)................................        603,950
     32,600 Cymer, Inc. (b)....................................        844,177
     31,700 DMC Stratex Networks, Inc. (b).....................        315,415
     14,000 Emulex Corp........................................        566,370
      9,200 Extended Systems, Inc. (b) (c).....................         63,480
      8,300 Finisar Corp. (c)..................................        154,795
     13,500 Gilat Satellite Networks, Ltd......................        164,025
     65,231 Harmonic, Inc. (b).................................        632,741
     72,500 Integrated Silicon Solution (b)....................      1,025,150
     44,800 Intermediate Telephone, Inc........................        517,664
     11,900 Internet Security Systems, Inc. (c)................        587,324
     19,800 L-3 Communications Holdings, Inc. (b)..............      1,510,740
     32,500 LTX Corp. (b)......................................        824,850
     77,000 Lattice Semiconductor Corp. (b)....................      1,901,900
      6,775 Maxim Integrated Products, Inc. (b)................        301,115

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
     40,200 Micrel, Inc. (b).....................................   $  1,296,249
     14,600 Microchip Technology, Inc. (b).......................        485,231
     49,242 NETIQ Corp. (b)......................................      1,561,464
      3,800 Novellus Systems, Inc................................        215,821
     29,700 Oplink Communications, Inc. (b)......................        113,157
     16,700 Peco II, Inc. (b)....................................        108,550
     68,600 Pericom Semiconductor Corp. (b)......................      1,039,290
    103,600 Picturetel Corp. (b).................................        577,570
     55,800 Plantronics, Inc. (b)................................      1,291,770
     49,700 Polycom, Inc. (b)....................................      1,135,148
     33,500 Powerwave Technologies, Inc. (b).....................        484,075
     64,900 Proxim, Inc. (b).....................................        936,182
     13,137 QLogic Corp..........................................        852,394
     20,400 Sandisk Corp. (b)....................................        569,058
     24,800 Semtech Corp. (b) (c)................................        757,640
     78,700 Silicon Storage Technology, Inc. (b).................        855,862
    101,400 Sonicblue, Inc. (b)..................................        336,141
     46,200 Sonicwall, Inc. (b)..................................      1,164,702
     33,400 Spectrasite Holdings, Inc. (b) (c)...................        238,643
     16,700 Spectrian Corp. (b) (c)..............................        263,025
     52,500 Transwitch Corp. (b).................................        577,238
     26,900 Turnstone Systems, Inc. (b)..........................        186,283
     28,500 Varian Semiconductor Equipment, Inc. (b).............      1,175,625
     21,800 Viasat, Inc. (b).....................................        517,096
      6,700 Virata Corp. (b).....................................         79,261
     34,730 Zebra Technologies Corp. (b) (c).....................      1,713,578
                                                                    ------------
                                                                      33,878,489
                                                                    ------------

            CONSTRUCTION MATERIALS--0.1%
     12,400 Carlisle Cos., Inc...................................        432,388
                                                                    ------------

            DOMESTIC OIL--2.9%
     79,800 Cabot Oil & Gas Corp. (b)............................      1,947,120
     43,900 Louis Dreyfus Natural Gas Corp. (b)..................      1,529,915
     37,200 National-Oilwell, Inc. (b)...........................        996,960
     35,300 Spinnaker Exploration Co. (b)........................      1,407,058
     28,500 Stone Energy Corp. (b)...............................      1,262,550
     57,700 Tom Brown, Inc. (b)..................................      1,384,800
     67,200 XTO Energy, Inc......................................        964,320
                                                                    ------------
                                                                       9,492,723
                                                                    ------------

            DRUGS & HEALTH CARE--17.3%
     17,800 Abgenix, Inc.........................................        793,880
     49,200 Accredo Health, Inc. (b).............................      1,809,084
     31,400 AdvancePCS...........................................      1,985,265
     13,900 Affymetrix, Inc. (c).................................        303,368
     28,500 Albany Molecular Research, Inc. (b)..................      1,083,142
     36,100 Alkermes, Inc. (c)...................................      1,265,305
     39,900 Ameripath, Inc. (b)..................................      1,171,464
     12,400 Apogent Technologies, Inc............................        305,040

                See accompanying notes to financial statements.

                                     MSF-67

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            DRUGS & HEALTH CARE--(CONTINUED)
     12,200 Aviron (b) (c)........................................  $    690,886
     15,000 COR Therapeutics, Inc. (b) (c)........................       455,325
     16,800 Celgene Corp. ........................................       485,520
     23,373 Cephalon, Inc. (b) (c)................................     1,647,913
     21,900 Coherent, Inc. (b)....................................       795,736
     16,100 Cubist Pharmaceuticals, Inc. (b) (c)..................       606,407
    105,300 Cytyc Corp. (b).......................................     2,424,006
     49,400 Datascope Corp........................................     2,237,573
     69,000 Deltagen, Inc.........................................       671,025
     10,200 Dentsply International, Inc...........................       442,374
     14,000 Duane Reade, Inc. (b).................................       455,000
     14,384 Enzo Biochem, Inc. (b) (c)............................       493,371
      7,200 Exelixis, Inc. (b)....................................       136,188
     21,800 Express Scripts, Inc. (b).............................     1,197,147
     64,800 First Health Group Corp. (b)..........................     1,583,388
     26,400 Gilead Sciences, Inc. (b).............................     1,531,200
    123,700 Hooper Holmes, Inc. ..................................     1,267,925
     17,100 Human Genome Sciences, Inc. (b).......................     1,034,037
     29,200 ICU Medical, Inc. (b).................................     1,237,350
     43,600 Incyte Genomics, Inc. (b) (c).........................     1,062,314
     26,800 Inhale Therapeutic Systems, Inc. (b) (c)..............       616,400
     28,350 KV Pharmaceutical Co. (b).............................       786,713
     22,811 King Pharmaceuticals, Inc. (b)........................     1,226,091
     48,700 Lifepoint Hospitals, Inc. (b) (c).....................     2,153,027
     43,600 Lincare Holdings, Inc. (b)............................     1,338,302
      6,100 Medicis Pharmaceutical Corp. (b)......................       323,300
     23,500 Mentor Corp...........................................       656,825
     10,100 MiniMed, Inc. (b).....................................       481,265
      7,800 Myriad Genetics, Inc. (b).............................       493,857
     26,300 NPS Pharmaceuticals, Inc. (b).........................     1,065,281
      3,200 Neose Technologies, Inc. (b)..........................       140,096
     38,200 Neurocrine Biosciences, Inc. (b)......................     1,527,618
      7,700 OSI Pharmaceuticals, Inc. ............................       417,417
     61,900 Omnicare, Inc.........................................     1,250,380
     35,200 Patterson Dental Co. .................................     1,144,000
     26,200 Polymedica Corp. (b) (c)..............................     1,007,390
     56,250 Province Healthcare Co. (c)...........................     1,932,469
     18,200 QLT, Inc..............................................       356,629
      6,100 Regeneron Pharmaceuticals, Inc. (b)...................       211,823
     28,400 ResMed, Inc. (b) (c)..................................     1,435,620
     30,062 Shire Pharmaceuticals Group Place
             (ADR) (b) (c)........................................     1,672,950
     29,800 Specialty Laboratories, Inc. (b)......................     1,127,930
     12,500 Tanox, Inc. (b) (c)...................................       390,938
     80,700 Triangle Pharmaceuticals, Inc. (b) (c)................       379,290
     16,200 Trimeris, Inc. (b)....................................       806,031
     12,400 Unilab Corp. .........................................       317,068
     38,800 Universal Health Services, Inc.
             (Class B) (b)........................................     1,765,400
     24,000 Vical, Inc. (b).......................................       335,520
     28,400 Viropharma, Inc. (b) (c)..............................       951,400

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            DRUGS & HEALTH CARE--(CONTINUED)
      6,600 Zoll Medical Corp. (b) (c)...........................   $    180,015
                                                                    ------------
                                                                      55,662,278
                                                                    ------------

            ELECTRIC UTILITIES--0.3%
     28,600 Calpine Corp. (b)....................................      1,081,080
                                                                    ------------

            ELECTRICAL EQUIPMENT--2.0%
     20,300 Anaren Microwave, Inc. (b)...........................        406,000
     16,400 Artesyn Technologies, Inc. (b).......................        211,560
     62,300 Asyst Technologies, Inc. (b) (c).....................        806,785
      5,600 Benchmark Electronics, Inc. (b) (c)..................        136,416
     26,500 CTS Corp.............................................        543,250
     10,966 MKS Instruments, Inc. (b)............................        324,429
     54,200 Plexus Corp. (b).....................................      1,759,603
     12,500 Power-One, Inc. (c)..................................        207,125
      5,962 Symbol Technologies, Inc.............................        132,357
     41,400 Technitrol, Inc. (b).................................      1,076,400
      6,250 Three Five Systems, Inc. (b) (c).....................        112,375
     12,100 Triumph Group, Inc. (b)..............................        592,900
                                                                    ------------
                                                                       6,309,200
                                                                    ------------

            ELECTRONICS--4.7%
      8,300 Amphenol Corp. (b)...................................        332,415
      7,618 Applied Micro Circuits Corp..........................        131,030
     48,500 Aurora Bioscience Corp. (b)..........................      1,418,625
     30,800 Cohu, Inc............................................        719,642
     26,000 Cree, Inc. (b) (c)...................................        676,130
     21,400 DDI Corp. (b)........................................        438,700
     34,600 Exar Corp. (b).......................................        709,473
     29,400 Harman International.................................      1,119,846
      8,100 Hawaiian Electric Industries, Inc....................        123,444
     45,600 Kemet Corp. (b)......................................        903,336
     45,200 Kopin Corp. (b)......................................        555,282
     37,600 Mettler Toledo International, Inc. (b)...............      1,626,200
      6,700 Mips Technologies, Inc. (b) (c)......................        121,605
     21,100 Newport Corp. (c)....................................        557,145
     22,800 Pixelworks, Inc. (b) (c).............................        812,136
      9,600 Quicklogic Corp. (b).................................         58,896
     24,400 SBS Technologies, Inc. (b)...........................        472,750
     15,400 Sawtek, Inc. (b) (c).................................        361,053
     10,000 Sipex Corp. (b)......................................        124,400
      9,300 Spectra-Physics Lasers, Inc. (b).....................        199,718
     68,800 Symyx Technologies, Inc. (b).........................      1,808,408
     43,300 Varian, Inc. (b).....................................      1,398,590
     16,300 Waters Corp. (b).....................................        450,043
                                                                    ------------
                                                                      15,118,867
                                                                    ------------

            FINANCIAL SERVICES--3.7%
     36,100 Affiliated Managers Group, Inc. (b)..................      2,220,150
     47,100 Americredit Corp. (b)................................      2,446,845

                See accompanying notes to financial statements.

                                     MSF-68

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            FINANCIAL SERVICES--(CONTINUED)
     22,800 Eaton Vance Corp. ...................................   $    793,440
     13,337 Heller Financial, Inc. ..............................        533,480
     35,800 Investment Technology Group, Inc. (b)................      1,800,382
     23,366 Legg Mason, Inc. ....................................      1,162,692
     24,150 Metris Cos., Inc.....................................        814,097
      4,100 Nationwide Financial Services, Inc...................        178,965
     29,000 Triad Guaranty, Inc. (b).............................      1,160,000
     23,100 Waddell & Reed Financial, Inc. ......................        733,425
                                                                    ------------
                                                                      11,843,476
                                                                    ------------

            FOOD & BEVERAGES--0.9%
      7,200 Delta & Pine Land Co. ...............................        141,480
     31,100 Dreyer's Grand Ice Cream, Inc. (c)...................        927,558
     28,500 Performance Food Group Co. (b).......................        785,175
     10,900 Smithfield Foods, Inc. (b)...........................        439,270
     10,700 Tootsie Roll Industries, Inc. .......................        412,378
     12,400 Whole Foods Market, Inc. (b) (c).....................        335,420
                                                                    ------------
                                                                       3,041,281
                                                                    ------------

            HOTELS & RESTAURANTS--2.2%
     12,200 Buca, Inc. (b).......................................        262,300
     39,800 CEC Entertainment, Inc. (b)..........................      1,964,130
     13,900 California Pizza Kitchen, Inc. (b) (c)...............        324,565
     21,900 International Speedway Corp. (c).....................        919,690
     14,400 P.F. Chang's China Bistro, Inc. (b) (c)..............        546,264
     34,050 Rare Hospitality International, Inc. (b).............        783,661
     40,700 Sonic Corp. (b)......................................      1,291,411
     37,200 The Cheesecake Factory (b)...........................      1,053,318
                                                                    ------------
                                                                       7,145,339
                                                                    ------------

            HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.5%
      4,000 Ethan Allen Interiors, Inc. .........................        130,000
      6,200 KB Home..............................................        187,054
     26,600 Mohawk Industries, Inc. (b)..........................        936,320
     36,000 The Topps Co. (b)....................................        420,840
                                                                    ------------
                                                                       1,674,214
                                                                    ------------

            INDUSTRIAL MACHINERY--1.2%
     49,900 Cognex Corp. ........................................      1,689,364
     29,400 Dionex Corp. (b).....................................        986,370
     27,500 Maverick Tube Corp. (b)..............................        466,125
     26,200 Terex Corp. (b)......................................        555,440
                                                                    ------------
                                                                       3,697,299
                                                                    ------------

            INSURANCE--1.7%
      6,800 Annuity And Life Re (Holdings), Ltd..................        243,100
     20,700 Arthur J. Gallagher & Co.............................        538,200
     11,600 Brown & Brown, Inc. (b)..............................        487,084

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            INSURANCE--(CONTINUED)
     48,970 Radian Group, Inc. ..................................   $  1,980,836
     29,100 Stancorp Financial Group, Inc........................      1,379,049
     11,100 The PMI Group, Inc. .................................        795,426
                                                                    ------------
                                                                       5,423,695
                                                                    ------------

            INTERNET--0.4%
     89,200 Register. Com, Inc. (b) (c)..........................      1,382,154
                                                                    ------------

            LEISURE--0.9%
     61,600 JAKKS Pacific, Inc. (b) (c)..........................      1,130,360
     52,600 SCP Pool Corp. (b)...................................      1,749,476
                                                                    ------------
                                                                       2,879,836
                                                                    ------------

            MINING--0.2%
     16,300 Stillwater Mining Co. (b)............................        476,775
                                                                    ------------

            PETROLEUM SERVICES--0.3%
     25,200 BJ Services Co.......................................        715,176
      6,000 Smith International, Inc. (b)........................        359,400
                                                                    ------------
                                                                       1,074,576
                                                                    ------------

            POLLUTION CONTROL--0.1%
     15,464 Catalytica Energy Systems, Inc. (b)..................        340,053
                                                                    ------------

            RADIO--1.2%
     58,500 Cox Radio, Inc.......................................      1,629,225
     19,600 Radio One, Inc. (b) (c)..............................        445,116
     81,800 Radio One, Inc. (Class D) (b) (c)....................      1,797,555
                                                                    ------------
                                                                       3,871,896
                                                                    ------------

            RAILROADS & EQUIPMENT--0.4%
     45,600 CH Robinson Worldwide................................      1,271,556
                                                                    ------------

            REAL ESTATE--0.3%
     48,400 Catellus Development Corp. (b).......................        844,580
     11,500 Trammell Crow Co. (b)................................        127,075
                                                                    ------------
                                                                         971,655
                                                                    ------------

            REAL ESTATE INVESTMENT TRUST--0.2%
     12,953 Apartment Investment & Management Co. ...............        624,335
                                                                    ------------

            RETAIL--6.5%
      9,200 Ann Taylor Stores Corp. (b)..........................        329,360
     45,500 Casey's General Stores, Inc. ........................        590,363
     49,800 Copart, Inc. (b).....................................      1,439,718
     24,150 Cost Plus, Inc. (b)..................................        686,343
     28,450 Dollar Tree Stores, Inc. (b).........................        788,634
     22,700 Family Dollar Stores, Inc. (b).......................        581,801
     58,500 Group 1 Automotive, Inc. (b).........................      1,731,600

                See accompanying notes to financial statements.

                                     MSF-69

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            RETAIL--(CONTINUED)
     24,436 Insight Enterprises, Inc. (b)........................   $    598,682
     14,700 Linens'n Things, Inc. (b)............................        401,604
     24,300 MSC Industrial Direct Co. (b)........................        422,820
     15,900 Michaels Stores, Inc. (b) (c)........................        634,012
     30,200 Neiman Marcus Group, Inc. (b)........................        936,200
     60,700 O'Reilly Automotive, Inc. (b)........................      1,742,090
     31,125 Pacific Sunwear of California (b)....................        698,601
     35,500 Ross Stores, Inc. ...................................        833,362
     77,650 The Men's Wearhouse, Inc. (b)........................      2,143,140
     33,100 The Talbots, Inc.....................................      1,448,125
     59,500 Tweeter Home Entertainment Group,
             Inc. (b) (c)........................................      2,096,780
     19,000 Ultimate Electronics, Inc. (b).......................        613,700
     45,600 Whitehall Jewellers, Inc. (b)........................        417,696
     28,800 Williams-Sonoma, Inc. (b) (c)........................      1,118,016
     16,600 Zale Corp. (b).......................................        559,420
                                                                    ------------
                                                                      20,812,067
                                                                    ------------

            SEMICONDUCTORS--0.2%
     23,500 TriQuint Semiconductor, Inc. (b) (c).................        522,993
                                                                    ------------

            SOFTWARE--11.3%
    111,900 Actuate Corp. (b)....................................      1,069,204
     12,800 Affiliated Computer Services, Inc. (b)...............        920,448
     17,400 Aspen Technology, Inc. (b)...........................        428,910
     28,625 Avocent Corp. (b)....................................        647,641
     30,050 Barra, Inc. (b)......................................      1,219,429
      8,000 Comverse Technology, Inc. ...........................        458,920
     31,600 Concord Communications, Inc. (b) (c).................        287,402
     33,200 Dendrite International, Inc. (c).....................        367,690
     39,700 Diamondcluster International, Inc. (b) (c)...........        505,580
      7,000 Echelon Corp. (c)....................................        215,285
      8,800 Electronic Arts, Inc. (b)............................        507,760
     39,600 Embarcadero Technologies, Inc. (b) (c)...............        897,138
    103,500 Exodus Communications, Inc. (c)......................        212,693
     23,600 Fair Issac & Co., Inc. ..............................      1,458,952
     32,700 Forrester Research, Inc. (b).........................        738,693
     14,200 HNC Software, Inc. (b)...............................        290,177
     23,200 Homestore.Com, Inc. (c)..............................        820,700
     23,275 Hyperion Solutions Corp. (b) (c).....................        349,125
     48,400 Informatica Corp. ...................................        794,002
     26,200 Intranet Solutions, Inc. (b).........................        949,226
     31,200 Jack Henry & Associates, Inc. .......................        973,284
     18,300 Keane, Inc. (b)......................................        402,600
     41,400 Keynote Systems, Inc. (c)............................        450,018
     35,200 Liberate Technologies (b) (c)........................        384,384
     23,300 Macromedia, Inc. (b).................................        436,875
     34,000 Manugistics Group, Inc. (b) (c)......................        834,870
     41,400 Matrixone, Inc. (b)..................................        936,261
     11,700 Mercury Interactive Corp. (b)........................        698,373
     22,800 Micromuse, Inc. (b)..................................        624,036

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            SOFTWARE--(CONTINUED)
     34,074 National Instruments Corp. (b)......................   $  1,105,020
     35,250 Netegrity, Inc. (b).................................      1,057,676
      9,600 Nvidia Corp. (b)....................................        888,096
     10,467 Openwave Systems, Inc. .............................        366,293
     69,100 Packeteer, Inc. (b) (c).............................        863,059
     33,825 Peregrine Systems, Inc. (b) (c).....................        976,020
     35,600 Priority Healthcare Corp. (Class B) (b).............      1,006,768
     29,050 RSA Security, Inc. .................................        901,276
     43,250 Radiant Systems, Inc. (b)...........................        697,190
     54,700 Remedy Corp. (b) (c)................................      1,907,662
      7,200 SeaChange International, Inc. (b)...................        129,780
     37,300 Serena Software, Inc. (b) (c).......................      1,342,986
     64,500 Sybase, Inc. (b)....................................      1,061,025
     10,900 Symantec Corp. (b)..................................        473,115
     37,300 THQ, Inc. (b).......................................      1,941,838
     10,100 Titan Corp. (b).....................................        231,290
     13,700 Ulticom, Inc. (b)...................................        463,060
     55,200 Verity, Inc. (b)....................................      1,094,892
     35,300 Websense, Inc. (b)..................................        672,288
     42,200 Zomax Optical Media, Inc. (b).......................        368,617
     21,300 eLoyalty Corp. (b)..................................         19,703
                                                                   ------------
                                                                     36,447,330
                                                                   ------------

            TECHNOLOGY--0.2%
     17,800 Optimal Robotics Corp. (c)..........................        608,671
                                                                   ------------

            TRUCKING & FREIGHT FORWARDING--1.3%
     22,100 Expeditors International of Washington, Inc. .......      1,325,978
     65,900 Forward Air Corp. (b)...............................      1,916,042
     56,800 UTI Worldwide, Inc. ................................        904,256
                                                                   ------------
                                                                      4,146,276
                                                                   ------------
            Total Common Stocks
             (Identified Cost $311,168,716).....................    318,720,143
                                                                   ------------

SHORT TERM INVESTMENT--2.2%
    FACE
   AMOUNT
            MONEY MARKET FUND--2.2%
 $6,931,027 T. Rowe Price Reserve Investment Fund ..............      6,931,027
                                                                   ------------
            Total Short Term Investment
             (Identified Cost $6,931,027).......................      6,931,027
                                                                   ------------
            Total Investments--101.1%
             (Identified Cost $318,099,743) (a).................    325,651,170
            Other assets less liabilities.......................     (3,389,062)
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $322,262,108
                                                                   ============

                See accompanying notes to financial statements.

                                     MSF-70

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)


(a) Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $318,099,743 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $60,383,634
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value............... (52,832,207)
                                                                   -----------
   Net unrealized appreciation.................................... $ 7,551,427
                                                                   ===========

(b) Non-Income producing security.

(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $24,143,263 with collateral backing valued at $25,142,945.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                     MSF-71

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)

ASSETS
 Investments at value................................             $325,651,170
 Receivable for:
 Fund shares sold....................................                   14,331
 Dividends and interest..............................                   55,186
 Collateral on securities loaned.....................               25,142,945
                                                                  ------------
  Total Assets.......................................              350,863,632
LIABILITIES
 Payable for:
 Fund shares redeemed................................  $3,294,694
 Return of collateral for securities loaned..........  25,142,945
 Accrued expenses:
 Management fees.....................................     134,841
 Other expenses......................................      29,044
                                                       ----------
  Total Liabilities..................................               28,601,524
                                                                  ------------
NET ASSETS...........................................             $322,262,108
                                                                  ============
 Net assets consist of:
 Capital paid in.....................................             $326,965,846
 Net investment income (loss)........................                 (486,054)
 Accumulated net realized gains (losses).............              (11,769,111)
 Unrealized appreciation (depreciation) on
  investments........................................                7,551,427
                                                                  ------------
NET ASSETS...........................................             $322,262,108
                                                                  ============
Computation of offering price:

CLASS A
Net asset value and redemption price per share
 ($322,262,004 divided by 25,609,259 shares of
 beneficial interest)................................             $      12.58
                                                                  ============

CLASS E
Net asset value and redemption price per share ($104
 divided by 8 shares of beneficial interest).........             $      12.50
                                                                  ============
Identified cost of investments.......................             $318,099,743
                                                                  ============

Statement of Operations
Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT
 INCOME
 Dividends.....           $    228,037
 Interest......                224,402(a)
                          ------------
                               452,439
EXPENSES
 Management
  fees.........  $797,789
 Directors fees
  and expenses.     6,256
 Custodian.....    70,223
 Audit and tax
  services.....     9,231
 Legal.........       653
 Printing......    51,698
 Insurance.....     2,186
 Miscellaneous.       457
                 --------
 Total
  expenses.....                938,493
                          ------------
NET INVESTMENT
 INCOME (LOSS).               (486,054)
                          ------------
REALIZED AND
 UNREALIZED
 GAIN (LOSS)
Realized gain
 (loss) on:
 Investments--
  net..........             (9,194,878)
Unrealized
 appreciation
 (depreciation)
 on:
 Investments--
  net..........             (2,936,167)
                          ------------
Net gain
 (loss)........            (12,131,045)
                          ------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 FROM
 OPERATIONS....           $(12,617,099)
                          ============

(a) Income on securities loaned $71,814

                See accompanying notes to financial statements.

                                     MSF-72

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income (loss)...................    $   (486,054)  $   (642,895)
 Net realized gain (loss).......................      (9,194,878)    24,829,921
 Unrealized appreciation (depreciation).........      (2,936,167)   (61,005,224)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................     (12,617,099)   (36,818,198)
                                                    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized gain
 Class A........................................     (25,677,765)             0
 Class E........................................               0              0
                                                    ------------   ------------
 TOTAL DISTRIBUTIONS............................     (25,677,765)             0
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      23,214,215    104,643,313
                                                    ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........     (15,080,649)    67,825,115
NET ASSETS
 Beginning of the period........................     337,342,757    269,517,642
                                                    ------------   ------------
 End of the period..............................    $322,262,108   $337,342,757
                                                    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $   (486,054)  $          0
                                                    ============   ============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                             SIX MONTHS ENDED              YEAR ENDED
                              JUNE 30, 2001             DECEMBER 31, 2000
                         -------------------------  --------------------------
                           SHARES          $          SHARES           $
                         ----------  -------------  -----------  -------------
CLASS A
 Sales..................  8,735,609  $ 113,176,680   16,617,366  $ 264,664,213
 Reinvestments..........  2,213,600     25,677,765            0              0
 Redemptions............ (8,930,844)  (115,640,330) (10,157,416)  (160,020,900)
                         ----------  -------------  -----------  -------------
 Net increase
  (decrease)............  2,018,365  $  23,214,115    6,459,950  $ 104,643,313
                         ==========  =============  ===========  =============
CLASS E
 Sales..................          8  $         100            0  $           0
 Reinvestments..........          0              0            0              0
 Redemptions............          0              0            0              0
                         ----------  -------------  -----------  -------------
 Net increase
  (decrease)............          8  $         100            0  $           0
                         ==========  =============  ===========  =============
 Increase (decrease)
  derived from capital
  share transactions....  2,018,373  $  23,214,215    6,459,950  $ 104,643,313
                         ==========  =============  ===========  =============

                See accompanying notes to financial statements.

                                     MSF-73

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                 CLASS A                                  CLASS E
                          ------------------------------------------------------------ --------------
                          SIX MONTHS                                  MARCH 3, 1997(A) MAY 1, 2001(A)
                            ENDED        YEAR ENDED DECEMBER 31,          THROUGH         THROUGH
                           JUNE 30,     ----------------------------    DECEMBER 31,      JUNE 30,
                             2001         2000      1999      1998          1997            2001
                          ----------    --------  --------  --------  ---------------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  14.30     $  15.73  $  12.29  $  11.88      $ 10.00          $12.22
                           --------     --------  --------  --------      -------          ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income
  (loss)................      (0.02)       (0.03)    (0.03)     0.00         0.00            0.00
 Net realized and
  unrealized gain (loss)
  on investments........      (0.60)       (1.40)     3.47      0.41         1.88            0.28
                           --------     --------  --------  --------      -------          ------
 Total from investment
  operations............      (0.62)       (1.43)     3.44      0.41         1.88            0.28
                           --------     --------  --------  --------      -------          ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....       0.00         0.00      0.00      0.00         0.00            0.00
 Distributions from net
  realized capital
  gains.................      (1.10)        0.00      0.00      0.00         0.00            0.00
                           --------     --------  --------  --------      -------          ------
 Total distributions....      (1.10)        0.00      0.00      0.00         0.00            0.00
                           --------     --------  --------  --------      -------          ------
NET ASSET VALUE, END OF
 PERIOD.................   $  12.58     $  14.30  $  15.73  $  12.29      $ 11.88          $12.50
                           ========     ========  ========  ========      =======          ======
TOTAL RETURN (%)........       (3.7)(b)     (9.1)     28.0       3.5         18.8(b)          2.3 (b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........       0.61 (c)     0.58      0.61      0.67         0.67(c)         0.76 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (d).....         --         0.58        --        --           --              --
Ratio of net investment
 income to average net
 assets (%).............      (0.31)(c)    (0.19)    (0.27)    (0.02)        0.01(c)        (0.46)(c)
Portfolio turnover rate
 (%)....................         36 (c)       68        68        38           13(c)           36 (c)
Net assets, end of
 period (000)...........   $322,262     $337,343  $269,518  $189,132      $94,020          $ 0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --           --        --        --         0.86(c)           --

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.


                See accompanying notes to financial statements.

                                     MSF-74

METROPOLITAN SERIES FUND, INC.
SCUDDER GLOBAL EQUITY PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--85.7% OF TOTAL NET ASSETS

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            AUSTRALIA--2.2%
    181,067 BHP, Ltd.............................................   $    983,562
    170,000 Broken Hill Proprietary Co., Ltd. (c)................        900,901
    488,600 WMC, Ltd.............................................      2,387,436
                                                                    ------------
                                                                       4,271,899
                                                                    ------------

            CANADA--4.1%
     55,398 Alcan Aluminum, Ltd..................................      2,328,935
     77,864 BCE, Inc.............................................      2,088,208
     42,000 Canadian National Railway Co.........................      1,699,816
     69,600 Manulife Financial Corp..............................      1,942,251
                                                                    ------------
                                                                       8,059,210
                                                                    ------------

            FRANCE--6.3%
     49,355 Aventis S.A..........................................      3,902,355
      6,867 Cie de St. Gobain (c)................................        934,020
    870,438 Eurotunnel (c).......................................        907,312
     29,983 Michelin (Class B)...................................        949,537
     22,106 STMicroelectronics (c)...............................        768,083
     68,215 Suez (c).............................................      2,196,734
     16,708 Vinci (c)............................................      1,065,479
     31,848 Vivendi Universal....................................      1,858,232
                                                                    ------------
                                                                      12,581,752
                                                                    ------------

            GERMANY--5.7%
     61,746 BASF AG..............................................      2,438,421
     51,848 Deutsche Post AG (c).................................        830,439
     35,999 EON Bank AG..........................................      1,889,625
     44,551 Karstadt Quelle AG (c)...............................      1,320,283
     46,900 Metro AG (c).........................................      1,753,567
      6,134 Muenchener Ruckverssicherungs AG (c).................      1,711,266
     53,900 ProSieben Media AG (c)...............................        782,000
      9,360 Siemens AG (c).......................................        575,079
                                                                    ------------
                                                                      11,300,680
                                                                    ------------

            HONG KONG--0.6%
    222,000 China Mobile, Ltd....................................      1,169,799
                                                                    ------------

            ITALY--0.5%
     99,500 Mediobanca SpA (c)...................................      1,064,134
                                                                    ------------

            JAPAN--11.3%
     38,000 Canon, Inc. .........................................      1,535,723
     79,000 Chugai Pharmaceutical Co. (c)........................      1,201,692
    103,000 Daiwa Securities Group, Inc..........................      1,077,821
     38,000 Fujitsu..............................................        399,166
     60,000 Matsushita Electric Industry.........................        939,139
    191,000 Mitsubishi Estate....................................      1,756,691
     50,000 Mitsui & Co. (c).....................................        336,380
    179,000 Mitsui Fudosan Co. ..................................      1,929,083
     46,000 NEC Corp. ...........................................        621,522

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            JAPAN--(CONTINUED)
         80 NTT, Corp. ..........................................   $  1,392,029
     78,000 Nikko Securities, Ltd................................        624,826
        164 Nippon Telephone & Telegraph Corp....................        854,783
     77,000 Nomura Securities....................................      1,475,664
     72,000 Sankyo Co. ..........................................      1,299,014
     15,600 Sony Corp. (c).......................................      1,025,740
    156,000 Sumitomo Bank........................................      1,288,429
    426,000 Teijin...............................................      2,394,563
    159,000 Toshiba Corp. .......................................        840,197
     52,000 Yamanouchi Pharmaceutical............................      1,459,386
                                                                    ------------
                                                                      22,451,848
                                                                    ------------

            SOUTH KOREA--0.6%
     66,540 Korea Electric Power Corp............................      1,238,191
                                                                    ------------

            SWITZERLAND--3.4%
      2,900 Holcim...............................................        590,815
     13,130 Nestle S.A. .........................................      2,791,907
     30,760 Novartis AG..........................................      1,113,798
     13,708 Roche Holdings AG....................................        988,136
        600 Serono S.A...........................................        595,491
     13,083 Syngenta AG..........................................        688,196
                                                                    ------------
                                                                       6,768,343
                                                                    ------------

            UNITED KINGDOM--12.7%
     56,382 Arm Holdings, Plc. (b)...............................        213,196
    136,345 BOC Group, Plc.......................................      1,996,953
    173,336 Carlton Communications, Plc..........................        820,207
    131,354 EMI Group, Plc.......................................        743,643
     75,699 Glaxosmithkline, Plc. ...............................      2,132,138
    283,767 Great University Stores, Plc.........................      2,431,743
    269,922 National Grid Group, Plc.............................      1,991,887
    211,788 Railtrack Group, Plc. ...............................        996,192
    164,762 Reuters Group, Plc. .................................      2,141,677
    187,344 Rio Tinto, Ltd.......................................      3,329,617
    327,190 Royal & Sun Alliance.................................      2,465,182
    273,325 Scottish Power, Plc..................................      2,013,150
    326,045 Shell Transportation & Trading Co....................      2,713,690
    527,056 Vodafone AirTouch, Plc...............................      1,169,048
                                                                    ------------
                                                                      25,158,323
                                                                    ------------

            UNITED STATES--38.3%
     39,400 AOL Time Warner, Inc.................................      2,088,200
    138,752 AT&T Corp. (Liberty Media Group).....................      2,426,772
     33,500 Air Products & Chemicals, Inc........................      1,532,625
      5,500 Alexion Pharmaceuticals, Inc. (b)....................        132,000
     20,200 Allegheny Energy, Inc................................        974,650
     33,300 Allstate Corp........................................      1,464,867
     29,000 Amerada Hess Corp....................................      2,343,200
     36,100 American Home Products Corp. ........................      2,109,684

                See accompanying notes to financial statements.

                                     MSF-75

METROPOLITAN SERIES FUND, INC.
SCUDDER GLOBAL EQUITY PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)                BONDS & NOTES--5.5%

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            UNITED STATES--(CONTINUED)
     49,500 Anadarko Petroleum Corp..............................   $  2,674,485
     54,800 Anglo Amern Platinum Corp., Ltd. (ADR)...............      2,440,496
     36,700 Aracruz Celulose S.A. (ADR) (c)......................        686,290
    156,000 Barrick Gold Corp. ..................................      2,363,400
     50,800 Boston Properties, Inc. .............................      2,077,720
     62,000 Burlington Resources, Inc. ..........................      2,476,900
     28,500 Chubb Corp. .........................................      2,206,755
     49,900 Comcast Corp. (b)....................................      2,165,660
     32,100 Companhia Vale Do Rio Doce (ADR).....................        739,452
    105,300 Conoco, Inc. ........................................      2,969,460
     21,800 EMC Corp. (b)........................................        633,290
    109,100 Edison International, Inc. (c).......................      1,216,465
     11,200 Electronic Arts, Inc. (b)............................        648,480
     44,000 Electronic Data Systems Corp. .......................      2,750,000
     21,900 Enron Corp...........................................      1,073,100
     39,600 Equity Residential Properties Trust..................      2,239,380
     61,400 Exelon Corp. ........................................      3,936,968
     28,400 ExxonMobil Corp. ....................................      2,480,740
     11,400 Genzyme Corp. (b) (c)................................        698,250
     13,200 Human Genome Sciences, Inc. (b)......................        795,300
    100,900 Immunex Corp. (b)....................................      1,790,975
     22,300 Impala Platinum Holdings (ADR).......................      1,115,948
     20,700 Intel Corp. .........................................        604,958
     19,200 International Business Machines Corp. ...............      2,169,600
     50,400 International Paper Co. .............................      1,799,280
     19,400 Intuit, Inc. (b).....................................        775,806
     51,900 KPMG Consulting, Inc. ...............................        796,665
     63,100 Lockheed Martin Corp. ...............................      2,337,855
     59,300 Newmont Mining Corp. ................................      1,103,573
     77,700 Parametric Technology Corp. .........................      1,087,023
     35,500 Phillips Petroleum Co. (c)...........................      2,023,500
     25,700 Sabre Holdings Corp. ................................      1,285,000
     22,700 St. Paul Cos., Inc. .................................      1,150,663
     78,750 Stillwater Mining Co. (b)............................      2,303,438
    114,600 USEC, Inc. ..........................................        966,078
     37,200 Unocal Corp. ........................................      1,270,380
     80,300 UnumProvident Corp. .................................      2,579,236
     12,700 Viacom, Inc. (b).....................................        657,225
                                                                    ------------
                                                                      76,161,792
                                                                    ------------
            Total Common Stocks
             (Identified Cost $170,944,621)......................    170,225,971
                                                                    ------------

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FRANCE--0.1%
 $      300 Eurotunnel Finance 1.000%, 04/30/40 (d).............   $    324,150
                                                                   ------------

            GERMANY--3.1%
  7,100,000 Federal Republic of Germany
             5.250%, 7/4/10.....................................      6,114,968
                                                                   ------------

            UNITED STATES--2.3%
  4,500,000 United States Treasury Notes
             5.250%, 05/15/04 (c)...............................      4,577,355
                                                                   ------------
            Total Bonds & Notes
             (Identified Cost $11,562,369) .....................     11,016,473
                                                                   ------------
SHORT TERM INVESTMENT--3.9%
            REPURCHASE AGREEMENT--3.9%
  7,679,000 State Street Corp. Repurchase Agreement dated
             06/29/01 at 3.930% to be repurchased at $7,681,515
             on 07/02/01, collateralized by $7,635,000 U.S.
             Treasury Note 5.000% due 05/31/03 with a value of
             $7,836,480.........................................      7,679,000
                                                                   ------------
            Total Short Term Investment
             (Identified Cost $7,679,000).......................      7,679,000
                                                                   ------------
            Total Investments--95.1%
             (Identified Cost $190,185,990) (a).................    188,921,444
            Other assets less liabilities.......................      9,813,705
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $198,735,149
                                                                   ============

                See accompanying notes to financial statements.

                                     MSF-76

METROPOLITAN SERIES FUND, INC.
SCUDDER GLOBAL EQUITY

FORWARD CONTRACTS OUTSTANDING AT JUNE 30, 2001

                                                                   UNREALIZED
   CURRENCY     DELIVERY  LOCAL CURRENCY  AGGREGATE              APPRECIATION/
   CONTRACT       DATE        AMOUNT     FACE VALUE  TOTAL VALUE (DEPRECIATION)
Japanese Yen
 (sold)........ 8/01/2001 $1,708,782,756 $14,313,811 $13,751,318    $562,493
                                                                    --------
Net Unrealized Appreciation on Forward Currency Contracts.......    $562,493
                                                                    ========

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized depreciation on investments based on cost of $190,185,990 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 21,093,340
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (22,357,886)
                                                                   ------------
   Net unrealized depreciation...................................  $ (1,264,546)
                                                                   ============

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $11,733,927 with collateral backings valued at $12,253,614.
(d) Coupon with variable rate

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

TEN LARGEST INDUSTRIES AS
OF                                  PERCENTAGE OF
JUNE 30, 2001                      TOTAL NET ASSETS
1  Domestic Oil                          9.6%
2  Mining                                8.4
3  Communication Services                8.3
4  Insurance                             6.8
5  Electric Utilities                    6.7
6  Drugs & Health Care                   6.7
7  Chemicals                             6.5
8  Computers & Business Equipment        3.9
9  Government Sponsered                  3.1
10 Retail                                2.8

                See accompanying notes to financial statements.

                                    MSF-77

METROPOLITAN SERIES FUND, INC.
SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)

ASSETS
 Investments at value...............................              $188,921,444
 Cash...............................................                       126
 Foreign cash at value (Identified cost $6,006,342).                 5,822,212
 Receivable for:
 Securities sold....................................                 2,389,064
 Fund shares sold...................................                   708,430
 Open forward currency contracts--net...............                   562,493
 Dividends and interest.............................                   562,085
 Foreign taxes......................................                   121,965
 Collateral for securities loaned...................                12,253,614
                                                                  ------------
  Total Assets......................................               211,341,433
LIABILITIES
 Payable for:
 Fund shares redeemed...............................  $       195
 Securities purchased...............................      205,799
 Withholding taxes..................................        9,199
 Return of collateral for securities loaned.........   12,253,614
 Accrued expenses:
 Management fees....................................      100,479
 Other expenses.....................................       36,998
                                                      -----------
  Total Liabilities.................................                12,606,284
                                                                  ------------
NET ASSETS..........................................              $198,735,149
                                                                  ============
 Net assets consist of:
 Capital paid in....................................              $205,410,068
 Undistributed net investment income................                 1,092,325
 Accumulated net realized gains (losses)............                (6,856,593)
 Unrealized appreciation (depreciation) on
  investments and foreign currency..................                  (910,651)
                                                                  ------------
NET ASSETS..........................................              $198,735,149
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($198,735,052 divided by 16,882,370 shares of
 beneficial interest)...............................              $      11.77
                                                                  ============
CLASS E
Net asset value and redemption price per share ($97
 divided by 8 shares of beneficial interest)........              $      11.76
                                                                  ============
Identified cost of investments......................              $190,185,990
                                                                  ============

Statement of Operations
Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME
 Dividends.......................................               $  2,069,665(a)
 Interest........................................                  2,518,177(b)
                                                                ------------
                                                                   4,587,842
EXPENSES
 Management fees................................. $    608,129
 Directors' fees and expenses....................        6,256
 Custodian.......................................      137,697
 Audit and tax services..........................        9,231
 Legal...........................................          445
 Printing........................................       32,625
 Insurance.......................................        2,186
 Miscellaneous...................................          456
                                                  ------------
 Total expenses..................................                    797,025
                                                                ------------
NET INVESTMENT INCOME............................                  3,790,817
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net................................   (4,316,810)
 Foreign currency transactions--net..............   (2,504,134)   (6,820,944)
                                                  ------------
Unrealized appreciation (depreciation) on:
 Investments--net................................  (15,078,242)
 Foreign currency transactions--net..............   (1,253,705)  (16,331,947)
                                                  ------------  ------------
Net gain (loss)..................................                (23,152,891)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................               $(19,362,074)
                                                                ============

(a)  Net of foreign taxes of $143,559
(b)  Income on securities loaned $34,746

                See accompanying notes to financial statements.

                                     MSF-78

METROPOLITAN SERIES FUND, INC.
SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $  3,790,817   $  2,826,587
 Net realized gain (loss).......................      (6,820,944)    17,286,664
 Unrealized appreciation (depreciation).........     (16,331,947)   (22,652,695)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................     (19,362,074)    (2,539,444)
                                                    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A........................................      (4,485,808)       (93,296)
                                                    ------------   ------------
 Net realized gain
 Class A........................................     (18,251,081)      (619,020)
                                                    ------------   ------------
 TOTAL DISTRIBUTIONS............................     (22,736,889)      (712,316)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      29,480,300     42,891,151
                                                    ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........     (12,618,663)    39,639,391
NET ASSETS
 Beginning of the period........................     211,353,812    171,714,421
                                                    ------------   ------------
 End of the period..............................    $198,735,149   $211,353,812
                                                    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $  1,092,325   $  1,787,316
                                                    ============   ============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                                SIX MONTHS ENDED      YEAR ENDED DECEMBER 31,
                                  JUNE 30, 2001                2000
                              ----------------------  ------------------------
                               SHARES         $         SHARES         $
                              ---------  -----------  ----------  ------------
CLASS A
 Sales.......................   951,172  $12,288,109   4,376,289  $ 63,833,314
 Reinvestments............... 1,901,078   22,736,889      48,923       712,316
 Redemptions.................  (428,021)  (5,544,798) (1,485,878)  (21,654,479)
                              ---------  -----------  ----------  ------------
 Net increase (decrease)..... 2,424,229  $29,480,200   2,939,334  $ 42,891,151
                              =========  ===========  ==========  ============
CLASS E
 Sales.......................         8  $       100           0  $          0
 Reinvestments...............         0            0           0             0
 Redemptions.................         0            0           0             0
                              ---------  -----------  ----------  ------------
 Net increase (decrease).....         8  $       100           0  $          0
                              =========  ===========  ==========  ============
 Increase (decrease) derived
  from capital share
  transactions............... 2,424,237  $29,480,300   2,939,334  $ 42,891,151
                              =========  ===========  ==========  ============

                See accompanying notes to financial statements.

                                     MSF-79

METROPOLITAN SERIES FUND, INC.
SCUDDER GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                 CLASS A                                  CLASS E
                          ------------------------------------------------------------ --------------
                          SIX MONTHS                                  MARCH 3, 1997(A) MAY 1, 2001(A)
                            ENDED        YEAR ENDED DECEMBER 31,          THROUGH         THROUGH
                           JUNE 30,     ----------------------------    DECEMBER 31,      JUNE 30,
                             2001         2000      1999      1998          1997            2001      1997(C)
                          ----------    --------  --------  --------  ---------------- -------------- -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  14.62     $  14.91  $  12.38  $  10.85      $ 10.00          $12.21
                           --------     --------  --------  --------      -------          ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.25         0.18      0.14      0.16         0.10            0.00
 Net realized and
  unrealized gain (loss)
  on investments........      (1.54)       (0.42)     2.93      1.57         0.86           (0.45)
                           --------     --------  --------  --------      -------          ------
 Total from investment
  operations............      (1.29)       (0.24)     3.07      1.73         0.96           (0.45)
                           --------     --------  --------  --------      -------          ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.31)       (0.01)    (0.07)    (0.16)       (0.10)           0.00
 Distributions from net
  realized capital
  gains.................      (1.25)       (0.04)    (0.47)    (0.04)       (0.01)           0.00
                           --------     --------  --------  --------      -------          ------
 Total distributions....      (1.56)       (0.05)    (0.54)    (0.20)       (0.11)           0.00
                           --------     --------  --------  --------      -------          ------
NET ASSET VALUE, END OF
 PERIOD.................   $  11.77     $  14.62  $  14.91  $  12.38      $ 10.85          $11.76
                           ========     ========  ========  ========      =======          ======
TOTAL RETURN (%)........       (9.1)(b)     (1.6)     25.2      16.0          9.6 (b)        (3.7)(b)
Ratio of operating
 expenses to average net
 assets (%).............       0.80 (c)     0.78      0.87      0.96         0.78 (c)        0.95 (c)
Ratio of net investment
 income to average net
 assets (%).............       3.82 (c)     1.43      1.23      1.61         1.66 (c)        3.67 (c)
Portfolio turnover rate
 (%)....................         48 (c)       58        54        51           36 (c)          48 (c)
Net assets, end of
 period (000)...........   $198,735     $211,354  $171,714  $113,715      $60,712          $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --           --        --      1.01         1.14 (c)          --

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                     MSF-80

METROPOLITAN SERIES FUND, INC.
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--94.7% OF TOTAL NET ASSETS

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

             AEROSPACE & DEFENSE--3.0%
      52,000 B.F. Goodrich Co....................................   $  1,974,960
      49,500 Textron, Inc........................................      2,724,480
                                                                    ------------
                                                                       4,699,440
                                                                    ------------

             APPAREL & TEXTILES--0.1%
       5,000 Nike, Inc. (Class B)................................        209,950
                                                                    ------------

             AUTOMOBILES--2.1%
     131,000 Ford Motor Co.......................................      3,216,050
                                                                    ------------

             BANKS--1.5%
     104,000 US Bancorp..........................................      2,370,160
                                                                    ------------

             BUILDING & CONSTRUCTION--1.9%
     120,300 Masco Corp..........................................      3,002,688
                                                                    ------------

             BUSINESS SERVICES--13.2%
     185,000 Cendant Corp. (b)...................................      3,607,500
      42,250 Dun & Bradstreet Corp. (b)..........................      1,191,450
      56,000 Electronic Data Systems Corp........................      3,500,000
      85,000 Equifax, Inc. (c)...................................      3,117,800
      51,000 First Data Corp.....................................      3,276,750
      66,200 H&R Block, Inc......................................      4,273,210
      54,000 Waste Management, Inc...............................      1,664,280
                                                                    ------------
                                                                      20,630,990
                                                                    ------------

             COMMUNICATION SERVICES--7.6%
     146,000 Citizens Communications Co. (c).....................      1,756,380
      24,000 Gannett, Inc. (c)...................................      1,581,600
     114,700 General Motors Corp.................................      2,322,675
      56,100 Knight Ridder, Inc. (c).............................      3,326,730
     136,000 Sprint Corp. (FON Group)............................      2,904,960
                                                                    ------------
                                                                      11,892,345
                                                                    ------------

             COMPUTERS & BUSINESS EQUIPMENT--2.8%
     133,000 Motorola, Inc.......................................      2,202,480
      30,000 Teradyne, Inc.......................................        993,000
     129,000 Xerox Corp..........................................      1,234,530
                                                                    ------------
                                                                       4,430,010
                                                                    ------------

             DOMESTIC OIL--3.5%
      78,000 Burlington Resources, Inc...........................      3,116,100
      85,600 Conoco, Inc.........................................      2,413,920
                                                                    ------------
                                                                       5,530,020
                                                                    ------------

             DRUGS & HEALTH CARE--3.5%
      44,000 Apogent Technologies, Inc...........................      1,082,400
      36,000 Chiron Corp.........................................      1,836,000

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

             DRUGS & HEALTH CARE--(CONTINUED)
      70,000 Guidant Corp. (b)..................................   $  2,520,000
                                                                   ------------
                                                                      5,438,400
                                                                   ------------

             ELECTRIC UTILITIES--2.1%
      68,000 TXU Corp...........................................      3,276,920
                                                                   ------------

             ELECTRICAL EQUIPMENT--4.0%
      53,500 Cooper Industries, Inc.............................      2,118,065
      27,500 Eaton Corp.........................................      1,927,750
      57,000 Rockwell International Corp........................      2,172,840
                                                                   ------------
                                                                      6,218,655
                                                                   ------------

             FINANCIAL SERVICES--5.4%
      68,500 Moody's Corp.......................................      2,294,750
     165,300 Washington Mutual, Inc.............................      6,207,015
                                                                   ------------
                                                                      8,501,765
                                                                   ------------

             FOOD & BEVERAGES--5.4%
      89,000 H.J. Heinz Co......................................      3,639,210
      60,000 Kraft Foods, Inc...................................      1,860,000
     153,000 Sara Lee Corp......................................      2,897,820
                                                                   ------------
                                                                      8,397,030
                                                                   ------------

             HOTELS & RESTAURANTS--4.1%
     106,000 Park Place Entertainment Corp. (b).................      1,282,600
      49,000 Starwood Hotels & Resorts Worldwide, Inc. (Class
              B)................................................      1,826,720
      75,000 Tricon Global Restaurants, Inc. (b)................      3,292,500
                                                                   ------------
                                                                      6,401,820
                                                                   ------------

             HOUSEHOLD APPLIANCES & HOME FURNISHINGS--8.0%
      79,200 Black & Decker Corp................................      3,125,232
     135,300 Fortune Brands, Inc................................      5,190,108
      51,000 Maytag Corp........................................      1,492,260
     107,300 Newell Rubbermaid, Inc.............................      2,693,230
                                                                   ------------
                                                                     12,500,830
                                                                   ------------

             HOUSEHOLD PRODUCTS--2.4%
      75,000 Clorox Co..........................................      2,538,750
      90,500 Dial Corp..........................................      1,289,625
                                                                   ------------
                                                                      3,828,375
                                                                   ------------

             INDUSTRIAL MACHINERY--1.5%
      56,000 Stanley Works......................................      2,345,280
                                                                   ------------

             INSURANCE--1.4%
      31,000 MGIC Investment Corp...............................      2,251,840
                                                                   ------------

                See accompanying notes to financial statements.

                                     MSF-81

METROPOLITAN SERIES FUND, INC.
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)                SHORT TERM INVESTMENT--9.6%

                                                                       VALUE
   SHARES                                                            (NOTE 1A)


             LEISURE--5.3%
     150,000 Brunswick Corp......................................   $  3,604,500
      23,500 Carnival Corp.......................................        721,450
     210,500 Mattel, Inc.........................................      3,982,660
                                                                    ------------
                                                                       8,308,610
                                                                    ------------

             RETAIL--10.3%
      76,000 CVS Corp............................................      2,933,600
     184,000 J.C. Penney Co., Inc................................      4,850,240
     180,500 The Kroger Co. (b)..................................      4,512,500
     156,000 Toys "R" Us, Inc. (b)...............................      3,861,000
                                                                    ------------
                                                                      16,157,340
                                                                    ------------

             SOFTWARE--1.3%
      67,500 Sungard Data Systems, Inc. (b)......................      2,025,675
                                                                    ------------
             TELEPHONE--4.3%
     163,000 AT&T Corp...........................................      3,586,000
     176,000 AT&T Corp. (Liberty Media Group) (b)................      3,078,240
                                                                    ------------
                                                                       6,664,240
                                                                    ------------
             Total Common Stocks
              (Identified Cost $131,919,053).....................    148,298,433
                                                                    ------------

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)
             REPURCHASE AGREEMENT--9.6%
 $15,088,000 State Street Corp. Repurchase Agreement dated
              06/29/01at 3.850% to be repurchased at
              $15,092,841 on 07/02/01, collateralized by
              $15,150,000 U.S. Treasury Note 5.000% due
              05/31/03 with a value of $15,549,794.............   $ 15,088,000
                                                                  ------------
             Total Short Term Investment (Identified Cost
              $15,088,000).....................................     15,088,000
                                                                  ------------
             Total Investments--104.3%
              (Identified Cost $147,007,053) (a)...............    163,386,433
             Other assets less liabilities.....................     (6,780,557)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $156,605,876
                                                                  ============

(a)  Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $147,007,053 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $19,335,429
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (2,956,049)
                                                                   -----------
   Net unrealized appreciation.................................... $16,379,380
                                                                   ===========

(b)  Non-Income producing security.
(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $2,971,717 with collateral backing valued at $3,094,311.

                See accompanying notes to financial statements.

                                    MSF-82

METROPOLITAN SERIES FUND, INC.
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value................................             $163,386,433
 Cash................................................                      305
 Receivable for:
 Fund shares sold....................................                   68,830
 Dividends and interest..............................                  215,587
 Collateral for securities loaned....................                3,094,311
                                                                  ------------
  Total Assets.......................................              166,765,466
LIABILITIES
 Payable for:
 Fund shares redeemed................................  $  646,069
 Securities purchased................................   6,300,921
 Return of collateral for securities loaned..........   3,094,311
 Accrued expenses:
 Management fees.....................................      91,974
 Other expenses......................................      26,315
                                                       ----------
  Total Liabilities..................................               10,159,590
                                                                  ------------
NET ASSETS...........................................             $156,605,876
                                                                  ============
 Net assets consist of:
 Capital paid in.....................................             $142,968,008
 Undistributed net investment income.................                  348,374
 Accumulated net realized gains (losses).............               (3,089,886)
 Unrealized appreciation (depreciation) on
  investments........................................               16,379,380
                                                                  ------------
NET ASSETS...........................................             $156,605,876
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($156,605,772 divided by 13,737,059 shares of
 beneficial interest)................................             $      11.40
                                                                  ============
CLASS E
Net asset value and redemption price per share ($104
 divided by 9 shares of beneficial interest).........             $      11.39
                                                                  ============
Identified cost of investments.......................             $147,007,053
                                                                  ============

INVESTMENT INCOME
 Dividends.............................................           $   755,594
 Interest..............................................               284,916(a)
                                                                  -----------
                                                                    1,040,510
EXPENSES
 Management fees....................................... $388,610
 Directors' fees and expenses..........................    6,256
 Custodian.............................................   34,333
 Audit and tax services................................    9,231
 Legal.................................................      218
 Printing..............................................   20,399
 Insurance.............................................    2,186
 Miscellaneous.........................................      382
                                                        --------
 Total expenses before reductions......................  461,615
 Expense reductions....................................  (25,308)     436,307
                                                        --------  -----------
NET INVESTMENT INCOME..................................               604,203
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net......................................               599,040
Unrealized appreciation (depreciation) on:
 Investments--net......................................            12,905,639
                                                                  -----------
Net gain (loss)........................................            13,504,679
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS..................           $14,108,882
                                                                  ===========

(a)  Income on securities loaned $8,177

                See accompanying notes to financial statements.

                                     MSF-83

METROPOLITAN SERIES FUND, INC.
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $    604,203   $   736,778
 Net realized gain (loss).......................         599,040    (3,673,250)
 Unrealized appreciation (depreciation).........      12,905,639     9,121,706
                                                    ------------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................      14,108,882     6,185,234
                                                    ------------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A........................................        (301,387)     (762,922)
 Class E........................................               0             0
                                                    ------------   -----------
                                                        (301,387)     (762,922)
                                                    ------------   -----------
 Net realized gain
 Class A........................................               0      (497,606)
 Class E........................................               0             0
                                                    ------------   -----------
                                                               0      (497,606)
                                                    ------------   -----------
 TOTAL DISTRIBUTIONS............................        (301,387)   (1,260,528)
                                                    ------------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      89,223,444    10,272,702
                                                    ------------   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........     103,030,939    15,197,408
NET ASSETS
 Beginning of the period........................      53,574,937    38,377,529
                                                    ------------   -----------
 End of the period..............................    $156,605,876   $53,574,937
                                                    ============   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $    348,374   $    45,558
                                                    ============   ===========

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                                  SIX MONTHS ENDED           YEAR ENDED
                                    JUNE 30, 2001         DECEMBER 31, 2000
                                ----------------------  ----------------------
                                 SHARES         $        SHARES         $
                                ---------  -----------  ---------  -----------
CLASS A
 Sales......................... 8,592,593  $92,691,958  1,825,899  $15,720,860
 Reinvestments.................    27,958      301,387    133,785    1,260,528
 Redemptions...................  (353,353)  (3,770,001)  (786,900)  (6,708,686)
                                ---------  -----------  ---------  -----------
 Net increase (decrease)....... 8,267,198  $89,223,344  1,172,784  $10,272,702
                                =========  ===========  =========  ===========
CLASS E
 Sales.........................         9  $       100          0  $         0
 Reinvestments.................         0            0          0            0
 Redemptions...................         0            0          0            0
                                ---------  -----------  ---------  -----------
 Net increase (decrease).......         9  $       100          0  $         0
                                =========  ===========  =========  ===========
 Increase (decrease) derived
  from capital share
  transactions................. 8,267,207  $89,223,444  1,172,784  $10,272,702
                                =========  ===========  =========  ===========

                See accompanying notes to financial statements.

                                     MSF-84

METROPOLITAN SERIES FUND, INC.
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                             CLASS A                          CLASS E
                          ------------------------------------------------ --------------
                                       YEAR ENDED      NOVEMBER 9, 1998(A) MAY 1, 2001(A)
                          SIX MONTHS  DECEMBER 31,           THROUGH          THROUGH
                          ENDED JUNE ----------------     DECEMBER 31,        JUNE 30,
                           30, 2001   2000     1999           1998              2001
                          ---------- -------  -------  ------------------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $   9.79  $  8.93  $  9.70        $10.00            $11.00
                           --------  -------  -------        ------            ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.04     0.13     0.10          0.03              0.00
 Net realized and
  unrealized gain (loss)
  on investments........       1.60     0.97    (0.78)        (0.30)             0.39
                           --------  -------  -------        ------            ------
 Total from investment
  operations............       1.64     1.10    (0.68)        (0.27)             0.39
                           --------  -------  -------        ------            ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.03)   (0.14)   (0.08)        (0.03)             0.00
 Distributions from net
  realized capital
  gains.................       0.00    (0.10)   (0.01)         0.00              0.00
                           --------  -------  -------        ------            ------
 Total distributions....      (0.03)   (0.24)   (0.09)        (0.03)             0.00
                           --------  -------  -------        ------            ------
NET ASSET VALUE, END OF
 PERIOD.................   $  11.40  $  9.79  $  8.93        $ 9.70            $11.39
                           ========  =======  =======        ======            ======
                               16.7                            (2.7)
TOTAL RETURN (%)........        (b)     12.4     (6.9)          (b)               3.6(b)
Ratio of operating
 expenses to average net
 assets before expense         0.89                            0.70
 reductions (%).........        (c)     0.94     0.91           (c)              1.04(c)
Ratio of operating
 expenses to average net
 assets after expense          0.84                              --
 reductions (%) (d).....        (c)     0.85       --                            0.99(c)
Ratio of net investment
 income to average net         1.17                            2.47
 assets (%).............        (c)     1.74     1.63           (c)              0.00(c)
Portfolio turnover rate          16                              16
 (%)....................        (c)       82       17           (c)                16(c)
Net assets, end of
 period (000)...........   $156,606  $53,575  $38,378        $8,658            $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would                                       1.79
 have been (%)..........         --       --     1.15           (c)                --

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-85

METROPOLITAN SERIES FUND, INC.
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--94.3% OF TOTAL NET ASSETS

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            AEROSPACE & DEFENSE--0.6%
     28,900 Precision Castparts Corp. ...........................   $  1,081,438
                                                                    ------------

            AUTO PARTS--2.2%
     26,000 Johnson Controls, Inc. ..............................      1,884,220
     53,200 Lear Corp. (b).......................................      1,856,680
                                                                    ------------
                                                                       3,740,900
                                                                    ------------

            BANKS--7.3%
     38,600 Astoria Financial Corp. .............................      2,093,664
     50,900 BB&T Corp. ..........................................      1,868,030
     22,500 Comerica, Inc. ......................................      1,296,000
     40,900 Golden State Bancorp, Inc. ..........................      1,259,720
     16,200 Golden West Financial Corp. .........................      1,040,688
     69,300 Greenpoint Financial Corp. ..........................      2,661,120
     87,800 Southtrust Corp. ....................................      2,289,385
                                                                    ------------
                                                                      12,508,607
                                                                    ------------

            BUSINESS SERVICES--8.1%
     32,500 ChoicePoint, Inc. (b)................................      1,366,625
     72,300 Dun & Bradstreet Corp. (b)...........................      2,038,860
     49,400 H&R Block, Inc. .....................................      3,188,770
     24,000 Valassis Communications, Inc. (b) (c)................        859,200
     80,100 Viad Corp. ..........................................      2,114,640
    140,900 Waste Management, Inc. ..............................      4,342,538
                                                                    ------------
                                                                      13,910,633
                                                                    ------------

            CHEMICALS--2.8%
     45,600 Air Products & Chemicals, Inc. ......................      2,086,200
     17,900 Cabot Corp. .........................................        644,758
     30,500 FMC Corp. (b)........................................      2,091,080
                                                                    ------------
                                                                       4,822,038
                                                                    ------------

            COMMUNICATION SERVICES--11.2%
    133,900 A.H. Belo Corp. .....................................      2,522,676
    127,600 Broadwing, Inc. (b)..................................      3,119,820
     75,200 Cox Radio, Inc. .....................................      2,094,320
     19,200 EW Scripps Co. ......................................      1,324,800
     34,200 Entercom Communications Corp. (b) (c)................      1,833,462
     57,700 Knight Ridder, Inc. (c)..............................      3,421,610
     78,900 USA Networks, Inc. (b)...............................      2,208,805
     72,700 Westwood One, Inc. (b)...............................      2,678,995
                                                                    ------------
                                                                      19,204,488
                                                                    ------------

            COMMUNICATIONS--1.0%
     33,000 Rowan Companies, Inc. ...............................        729,300
     21,900 Weatherford International, Inc. (b) (c)..............      1,051,200
                                                                    ------------
                                                                       1,780,500
                                                                    ------------

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            COMPUTERS & BUSINESS EQUIPMENT--2.1%
     65,300 Apple Computer, Inc. ................................   $  1,523,449
     35,900 Lam Research Corp. (b)...............................      1,073,949
     38,600 Photronics, Inc. (b) (c).............................        988,160
                                                                    ------------
                                                                       3,585,558
                                                                    ------------

            CONGLOMERATES--1.2%
     42,600 Phoenix Cos., Inc. ..................................        792,360
     76,600 Willis Group Holdings, Ltd. .........................      1,359,650
                                                                    ------------
                                                                       2,152,010
                                                                    ------------

            CONSTRUCTION MATERIALS--0.9%
     29,300 Vulcan Materials Co. ................................      1,574,875
                                                                    ------------

            DOMESTIC OIL--5.7%
     14,400 Anadarko Petroleum Corp. ............................        778,032
     27,500 Apache Corp. ........................................      1,395,625
     30,400 Burlington Resources, Inc. ..........................      1,214,480
     15,400 Devon Energy Corp. ..................................        808,500
     38,600 EOG Resources, Inc. .................................      1,372,230
     31,300 Louis Dreyfus Natural Gas Corp. (b)..................      1,090,805
     25,900 Mitchell Energy & Development Corp. .................      1,197,875
     35,700 USX-Marathon Group...................................      1,053,507
     57,650 XTO Energy, Inc. (c).................................        827,278
                                                                    ------------
                                                                       9,738,332
                                                                    ------------

            DRUGS & HEALTH CARE--6.8%
     54,200 Beckman Coulter, Inc. ...............................      2,211,360
     85,700 Becton Dickinson & Co. ..............................      3,067,203
     96,700 Bergen Brunswig Corp. (b)............................      1,858,574
     37,900 ICN Pharmaceuticals, Inc. ...........................      1,202,188
    162,400 Omnicare, Inc. ......................................      3,280,480
                                                                    ------------
                                                                      11,619,805
                                                                    ------------

            ELECTRIC UTILITIES--5.5%
     37,600 American Electric Power, Inc. .......................      1,735,992
     38,000 DPL, Inc. ...........................................      1,100,480
     24,600 Dominion Resources, Inc. ............................      1,479,198
     31,500 Entergy Corp. .......................................      1,209,285
     33,337 Exelon Corp. ........................................      2,137,568
     58,700 Teco Energy, Inc. ...................................      1,790,350
                                                                    ------------
                                                                       9,452,873
                                                                    ------------

            ELECTRONICS--0.9%
     64,500 Arrow Electronics, Inc. .............................      1,566,705
                                                                    ------------

            FINANCE & BANKING--1.6%
     72,800 Dime Bancorp, Inc. ..................................      2,711,800
                                                                    ------------

                See accompanying notes to financial statements.

                                     MSF-86

METROPOLITAN SERIES FUND, INC.
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            FINANCIAL SERVICES--6.9%
     38,300 Capital One Financial Corp. .........................   $  2,298,000
     70,700 Federated Investors, Inc. (Class B)..................      2,276,540
     67,600 Heller Financial, Inc. (c)...........................      2,704,000
     57,800 John Hancock Financial Services, Inc. ...............      2,327,028
     18,800 Lehman Brothers Holdings, Inc. ......................      1,461,700
     25,700 Moody's Corp. .......................................        860,950
                                                                    ------------
                                                                      11,928,218
                                                                    ------------

            GAS & PIPELINE UTILITIES--0.8%
     44,800 Utilicorp United, Inc. (c)...........................      1,368,640
                                                                    ------------

            HOTELS & RESTAURANTS--0.7%
     28,700 Tricon Global Restaurants, Inc. (b)..................      1,259,930
                                                                    ------------

            INDUSTRIAL MACHINERY--2.0%
     94,600 Pall Corp. ..........................................      2,225,938
     10,000 SPX Corp. (b) (c)....................................      1,251,800
                                                                    ------------
                                                                       3,477,738
                                                                    ------------

            INSURANCE--9.1%
     36,600 Ambac Financial Group, Inc. .........................      2,130,120
     27,400 Chubb Corp. .........................................      2,121,582
     26,200 Loews Corp. .........................................      1,688,066
     50,800 MBIA, Inc. ..........................................      2,828,544
     46,300 Radian Group, Inc. ..................................      1,872,835
     65,500 UnumProvident Corp. .................................      2,103,860
     34,500 Xl Capital, Ltd. ....................................      2,832,450
                                                                    ------------
                                                                      15,577,457
                                                                    ------------

            LEISURE--1.5%
     82,400 Carnival Corp. ......................................      2,529,680
                                                                    ------------

            MINING--0.9%
     35,600 Alcan Aluminum, Ltd. ................................      1,495,912
                                                                    ------------

            REAL ESTATE INVESTMENT TRUST--4.6%
     33,100 Archstone Communities Trust..........................        853,318
     18,400 AvalonBay Communities, Inc. .........................        860,200
     57,900 Boston Properties, Inc. .............................      2,368,110
     24,300 Equity Residential Properties Trust..................      1,374,165
     61,200 Vornado Realty Trust.................................      2,389,248
                                                                    ------------
                                                                       7,845,041
                                                                    ------------

            RETAIL--4.9%
     66,700 Autozone, Inc. (c)...................................      2,501,250
     30,900 Barnes & Noble, Inc. (b) (c).........................      1,215,915
     51,100 May Department Stores Co.............................      1,750,686
     50,200 Radioshack Corp. ....................................      1,531,100
     59,600 Ross Stores, Inc.....................................      1,399,110
                                                                    ------------
                                                                       8,398,061
                                                                    ------------

                                                                     VALUE
   SHARES                                                          (NOTE 1A)

            SHIPBUILDING--1.2%
     50,400 Teekay Shipping Corp. (c)..........................   $  2,017,008
                                                                  ------------
            SOFTWARE--2.9%
    100,400 Cadence Design Systems, Inc. (b)...................      1,870,452
     59,200 Computer Associates International, Inc.............      2,131,200
     70,800 Compuware Corp. (b)................................        990,846
                                                                  ------------
                                                                     4,992,498
                                                                  ------------
            TELEPHONE--0.9%
     15,100 Telephone & Data Systems, Inc. ....................      1,642,125
                                                                  ------------
            Total Common Stocks
             (Identified Cost $151,883,482)....................    161,982,870
                                                                  ------------

SHORT TERM INVESTMENT--5.8%
    FACE
   AMOUNT
            REPURCHASE AGREEMENT--5.8%
 $9,972,000 State Street Corp. Repurchase Agreement dated
             06/29/01 at 2.000% to be repurchased at $9,973,662
             on 07/02/01, collateralized by $10,010,000 U.S.
             Treasury Note 5.000% due 05/31/03 with a value of
             $10,274,154.......................................      9,972,000
                                                                  ------------
            Total Short Term Investment
             (Identified Cost $9,972,000)......................      9,972,000
                                                                  ------------
            Total Investments--100.1%
             (Identified Cost $161,855,482) (a)................    171,954,870
            Other assets less liabilities......................       (218,663)
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $171,736,207
                                                                  ============

(a)  Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $161,855,482 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $13,399,880
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (3,300,492)
                                                                   -----------
   Net unrealized appreciation.................................... $10,099,388
                                                                   ===========

(b)  Non-Income producing security.

(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $7,226,806 with collateral backing valued at $7,463,224.

                See accompanying notes to financial statements.

                                    MSF-87

METROPOLITAN SERIES FUND, INC.
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)

ASSETS
 Investments at value.................................             $171,954,870
 Cash.................................................                      203
 Receivable for:
 Securities sold......................................                  160,270
 Dividends and interest...............................                  169,545
 Collateral for securities loaned.....................                7,463,224
                                                                   ------------
  Total Assets........................................              179,748,112
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $  418,560
 Return of collateral for securities loaned...........   7,463,224
 Accrued expenses:
 Management fees......................................      96,430
 Other expenses.......................................      33,691
                                                        ----------
  Total Liabilities...................................                8,011,905
                                                                   ------------
NET ASSETS............................................             $171,736,207
                                                                   ============
 Net assets consist of:
 Capital paid in......................................             $158,984,331
 Undistributed net investment income..................                  399,639
 Accumulated net realized gains (losses)..............                2,252,849
 Unrealized appreciation (depreciation) on
  investments.........................................               10,099,388
                                                                   ------------
NET ASSETS............................................             $171,736,207
                                                                   ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($170,838,535 divided by 11,834,366 shares of
 beneficial interest).................................             $      14.44
                                                                   ============
CLASS B
Net asset value and redemption price per share
 ($897,572 divided by 62,270 shares of beneficial
 interest)............................................             $      14.41
                                                                   ============
CLASS E
Net asset value and redemption price per share ($100
 divided by 7 shares of beneficial interest)..........             $      14.42
                                                                   ============
Identified cost of investments........................             $161,855,482
                                                                   ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME
 Dividends...........................................             $   967,390(a)
 Interest............................................                 208,505(b)
                                                                  -----------
                                                                    1,175,895
EXPENSES
 Management fees.....................................  $ 532,272
 Service Fees--Class B...............................        237
 Directors' fees and expenses........................      6,256
 Custodian...........................................     46,278
 Audit and tax services..............................      9,231
 Legal...............................................        356
 Printing............................................     25,970
 Insurance...........................................      2,186
 Miscellaneous.......................................        370
                                                       ---------
 Total expenses before reductions....................    623,156
 Expense reductions..................................   (124,298)     498,858
                                                       ---------  -----------
NET INVESTMENT INCOME................................                 677,037
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net....................................               5,824,195
Unrealized appreciation (depreciation) on:
 Investments--net....................................              (6,267,993)
                                                                  -----------
Net gain (loss)......................................                (443,798)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 ....................................................             $   233,239
                                                                  ===========

(a)  Net of foreign taxes of $801
(b)  Income on securities loaned $9,641

                See accompanying notes to financial statements.

                                     MSF-88

METROPOLITAN SERIES FUND, INC.
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $    677,037   $    356,809
 Net realized gain (loss).......................       5,824,195      2,890,701
 Unrealized appreciation (depreciation).........      (6,267,993)    14,772,481
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................         233,239     18,019,991
                                                    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A........................................        (277,956)      (294,983)
 Class B........................................               0              0
 Class E........................................               0              0
                                                    ------------   ------------
                                                        (277,956)      (294,983)
                                                    ------------   ------------
 Net realized gain
 Class A........................................      (2,924,102)    (3,976,535)
 Class B........................................               0              0
 Class E........................................               0              0
                                                    ------------   ------------
                                                      (2,924,102)    (3,976,535)
                                                    ------------   ------------
 TOTAL DISTRIBUTIONS............................      (3,202,058)    (4,271,518)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      43,348,851     78,885,713
                                                    ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........      40,380,032     92,634,186
NET ASSETS
 Beginning of the period........................     131,356,175     38,721,989
                                                    ------------   ------------
 End of the period..............................    $171,736,207   $131,356,175
                                                    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $    399,639   $        558
                                                    ============   ============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                                  SIX MONTHS ENDED           YEAR ENDED
                                    JUNE 30, 2001         DECEMBER 31, 2000
                                ----------------------  ----------------------
                                 SHARES         $        SHARES         $
                                ---------  -----------  ---------  -----------
CLASS A
 Sales......................... 3,454,381  $49,045,162  5,734,840  $79,643,229
 Reinvestments.................   226,614    3,202,058    287,163    4,271,518
 Redemptions...................  (707,238)  (9,794,967)  (395,995)  (5,029,034)
                                ---------  -----------  ---------  -----------
 Net increase (decrease)....... 2,973,757  $42,452,253  5,626,008  $78,885,713
                                =========  ===========  =========  ===========
CLASS B
 Sales.........................    69,816  $ 1,003,596          0  $         0
 Reinvestments.................         0            0          0            0
 Redemptions...................    (7,546)    (107,098)         0            0
                                ---------  -----------  ---------  -----------
 Net increase (decrease).......    62,270  $   896,498          0  $         0
                                =========  ===========  =========  ===========
CLASS E
 Sales.........................         7  $       100          0  $         0
 Reinvestments.................         0            0          0            0
 Redemptions...................         0            0          0            0
                                ---------  -----------  ---------  -----------
 Net increase (decrease).......         7  $       100          0  $         0
                                =========  ===========  =========  ===========
 Increase (decrease) derived
  from capital share
  transactions................. 3,036,034  $43,348,851  5,626,008  $78,885,713
                                =========  ===========  =========  ===========

                See accompanying notes to financial statements.

                                     MSF-89

METROPOLITAN SERIES FUND, INC.
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                              CLASS A                             CLASS B        CLASS E
                          ---------------------------------------------------- -------------- --------------
                                           YEAR ENDED      NOVEMBER 9, 1998(A) MAY 1, 2001(A) MAY 1, 2001(A)
                          SIX MONTHS      DECEMBER 31,           THROUGH          THROUGH        THROUGH
                          ENDED JUNE    -----------------     DECEMBER 31,        JUNE 30,       JUNE 30,
                           30, 2001       2000     1999           1998              2001           2001
                          ----------    --------  -------  ------------------- -------------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  14.82     $  11.97  $ 10.73        $10.00            $14.36         $14.37
                           --------     --------  -------        ------            ------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.06         0.04     0.06          0.03              0.01           0.00
 Net realized and
  unrealized gain (loss)
  on investments........       2.22         3.35     1.80          0.71              0.04           0.05
                           --------     --------  -------        ------            ------         ------
 Total from investment
  operations............       2.28         3.39     1.86          0.74              0.05           0.05
                           --------     --------  -------        ------            ------         ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.03)       (0.04)   (0.07)        (0.01)             0.00           0.00
 Distributions from net
  realized capital
  gains.................      (2.63)       (0.50)   (0.55)         0.00              0.00           0.00
                           --------     --------  -------        ------            ------         ------
 Total distributions....      (2.66)       (0.54)   (0.62)        (0.01)             0.00           0.00
                           --------     --------  -------        ------            ------         ------
NET ASSET VALUE, END OF
 PERIOD.................   $  14.44     $  14.82  $ 11.97        $10.73            $14.41         $14.42
                           ========     ========  =======        ======            ======         ======
TOTAL RETURN (%)........       (0.7)(b)     28.3     17.6           7.4 (b)           0.4(b)         0.4(b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........       0.81 (c)     0.87     0.72          0.68 (c)          1.06(c)        0.96(c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (d).....       0.65 (c)     0.76       --            --              0.90(c)        0.80(c)
Ratio of net investment
 income to average net
 assets (%).............       0.88 (c)     0.58     0.86          2.61 (c)          0.63(c)        0.00(c)
Portfolio turnover rate
 (%)....................        229 (c)      207      134            21 (c)           229(c)         229(c)
Net assets, end of
 period (000)...........   $170,839     $131,356  $38,722        $8,647            $  898         $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --           --     1.18          1.86 (c)            --             --

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-90

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--94.1% OF TOTAL NET ASSETS

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            AEROSPACE & DEFENSE--0.3%
      7,000 United Technologies Corp.............................   $    512,820
                                                                    ------------

            AUTOMOBILES--0.2%
      8,700 Harley Davidson, Inc.................................        409,596
                                                                    ------------

            BANKS--7.5%
     24,000 Bank of New York Co., Inc............................      1,152,000
    123,515 Citigroup, Inc.......................................      6,526,533
     22,800 Fifth Third Bancorp..................................      1,369,254
     39,400 Mellon Financial Corp................................      1,812,400
     31,700 US Bancorp...........................................        722,443
     30,500 Wells Fargo & Co. ...................................      1,416,115
                                                                    ------------
                                                                      12,998,745
                                                                    ------------

            BROADCASTING--0.2%
     10,300 Fox Entertainment Group, Inc. .......................        287,370
                                                                    ------------

            BUSINESS SERVICES--5.2%
     26,900 Automatic Data Processing, Inc. .....................      1,336,930
     60,200 Cendant Corp. (b)....................................      1,173,900
     41,900 Concord EFS, Inc. (b) (c)............................      2,179,009
     68,200 First Data Corp......................................      4,381,850
                                                                    ------------
                                                                       9,071,689
                                                                    ------------

            COMMUNICATION SERVICES--7.9%
     70,800 AOL Time Warner, Inc. ...............................      3,752,400
     49,000 China Unicom, Ltd. (ADR) (c).........................        867,300
     28,100 Clear Channel Communications (b).....................      1,761,870
     36,300 Comcast Corp. (b)....................................      1,571,790
      8,700 Nextel Communications, Inc. (b) (c)..................        152,468
     13,400 Omnicom Group, Inc. .................................      1,152,400
     13,000 SBC Communications, Inc. ............................        520,780
     12,800 TMP Worldwide, Inc. (c)..............................        765,632
     14,000 Univision Communications, Inc. (b) (c)...............        598,920
     49,023 Viacom, Inc. (Class B) (b)...........................      2,536,940
                                                                    ------------
                                                                      13,680,500
                                                                    ------------

            COMMUNICATIONS--4.8%
     21,000 Altera Corp. ........................................        606,900
     19,400 Analog Devices, Inc. (b).............................        839,050
      9,000 Brocade Communications Systems, Inc. (b).............        393,030
     17,200 Ciena Corp. (b)......................................        653,686
    112,000 Cisco Systems, Inc. (b)..............................      2,037,280
     92,100 Crown Castle International Corp......................      1,510,440
     23,700 Dell Computer Corp. (b)..............................        619,873
     17,600 EMC Corp. (b)........................................        511,280
     44,000 Exodus Communications, Inc. (c)......................         90,420
      8,900 Juniper Networks, Inc. ..............................        276,701
     29,100 Nokia Corp. (ADR)....................................        641,364
      4,300 Qualcomm, Inc. (b)...................................        251,486
                                                                    ------------
                                                                       8,431,510
                                                                    ------------

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            CONGLOMERATES--3.9%
    106,200 General Electric Co. ................................   $  5,177,250
     28,200 Tyco International, Ltd. ............................      1,536,900
                                                                    ------------
                                                                       6,714,150
                                                                    ------------

            DOMESTIC OIL--3.5%
     24,100 Chevron Corp. .......................................      2,181,050
     22,708 ExxonMobil Corp. ....................................      1,983,544
     32,500 Royal Dutch Petroleum Co. (ADR)......................      1,893,775
                                                                    ------------
                                                                       6,058,369
                                                                    ------------

            DRUGS & HEALTH CARE--16.3%
     21,900 Abbott Laboratories..................................      1,051,419
     19,100 Allergan, Inc. ......................................      1,633,050
     48,600 American Home Products Corp. ........................      2,840,184
      8,500 Amgen, Inc. (b)......................................        511,573
     31,200 Baxter International, Inc. ..........................      1,528,800
     12,300 Bristol-Myers Squibb Co. ............................        643,290
     34,000 HCA Healthcare Co. ..................................      1,536,460
     58,500 Johnson & Johnson....................................      2,925,000
     38,700 Medimmune, Inc. .....................................      1,826,253
      9,000 Merck & Co., Inc. ...................................        575,190
    136,450 Pfizer, Inc. ........................................      5,464,822
     20,381 Pharmacia Corp. .....................................        936,507
     30,600 Schering-Plough Corp. ...............................      1,108,944
     61,800 UnitedHealth Group, Inc. ............................      3,816,150
     20,900 Wellpoint Health Networks, Inc. (b)..................      1,969,616
                                                                    ------------
                                                                      28,367,258
                                                                    ------------

            ELECTRONICS--3.9%
     13,900 Applied Materials, Inc. (b)..........................        690,691
      7,000 Celestica, Inc. (ADR)................................        360,500
     77,400 Flextronics International, Ltd. (b) (c)..............      2,026,332
     35,100 Honeywell International, Inc. .......................      1,228,149
     10,400 Intel Corp. .........................................        303,940
     27,120 JDS Uniphase Corp. ..................................        342,932
      3,500 KLA-Tencor Corp. (b).................................        204,435
     17,100 Maxim Integrated Products, Inc. (b)..................        760,010
     29,700 Waters Corp. (b).....................................        820,017
                                                                    ------------
                                                                       6,737,006
                                                                    ------------

            FINANCIAL SERVICES--9.2%
     10,000 American Express Co. ................................        388,000
     13,400 Capital One Financial Corp. .........................        804,000
     15,300 Charles Schwab Corp. ................................        234,090
     80,400 Federal Home Loan Mortgage Corp. ....................      5,628,000
     25,000 Federal National Mortgage Association................      2,128,750
     27,400 Hartford Financial Services Group, Inc. .............      1,874,160
     12,550 J.P. Morgan Chase & Co. .............................        559,730
     26,500 Morgan Stanley Dean Witter & Co. ....................      1,702,095
     34,600 Providian Financial Corp. ...........................      2,048,320

                See accompanying notes to financial statements.

                                     MSF-91

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            FINANCIAL SERVICES--(CONTINUED)
     11,600 State Street Corp. .................................   $    574,084
                                                                   ------------
                                                                     15,941,229
                                                                   ------------

            FOOD & BEVERAGES--2.7%
     36,700 Coca Cola Co........................................      1,651,500
     12,300 General Mills, Inc..................................        538,494
     14,500 Kraft Foods, Inc....................................        449,500
     45,000 PepsiCo, Inc. ......................................      1,989,000
                                                                   ------------
                                                                      4,628,494
                                                                   ------------

            FOREIGN CORPORATE--6.5%
    186,000 China Mobile, Ltd., (HKD)...........................        980,102
     19,900 Compass Group, (GBP)................................        159,463
      5,723 Fairfax Financial Holdings, Ltd., (CAD).............        859,431
    136,100 Hutchison Whampoa, Ltd., (HKD)......................      1,374,122
     22,134 Koninklijke Philips Electronics NV, (EUR)...........        587,296
         76 NTT Corp., (JPY)....................................      1,322,428
     53,100 Orange S.A., (EUR)..................................        431,996
      5,100 Samsung Electronics Co., Ltd., (KRW)................        752,941
     19,300 Sony Corp., (JPY)...................................      1,269,024
     21,800 VNU NV, (EUR).......................................        738,976
    882,583 Vodafone AirTouch, Plc., (GBP)......................      1,957,633
     93,000 WPP Group, Plc., (GBP)..............................        916,803
                                                                   ------------
                                                                     11,350,215
                                                                   ------------

            GAS & PIPELINE UTILITIES--0.3%
     11,500 El Paso Corp........................................        604,210
                                                                   ------------

            HOTELS & RESTAURANTS--1.0%
     27,700 MGM Mirage, Inc. (c)................................        829,892
     26,500 Starwood Hotels & Resorts Worldwide, Inc. (Class B).        987,920
                                                                   ------------
                                                                      1,817,812
                                                                   ------------

            INDUSTRIAL MACHINERY--0.2%
      5,400 Danaher Corp........................................        302,400
                                                                   ------------

            INSURANCE--3.8%
     53,800 Ace, Ltd. ..........................................      2,103,042
     15,900 American International Group, Inc. .................      1,367,400
     13,500 Loews Corp. ........................................        869,805
     13,400 Marsh & McLennan Cos., Inc. ........................      1,353,400
      6,400 Progressive Corp. ..................................        865,216
                                                                   ------------
                                                                      6,558,863
                                                                   ------------

            PETROLEUM SERVICES--0.8%
     43,800 Baker Hughes, Inc. .................................      1,467,300
                                                                   ------------

            RETAIL--6.6%
      9,600 CVS Corp. ..........................................        370,560
     32,050 Home Depot, Inc. ...................................      1,491,928
     38,900 Safeway, Inc. (b)...................................      1,867,200

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            RETAIL--(CONTINUED)
     44,300 Sysco Corp...........................................   $  1,202,745
     46,300 Target Corp..........................................      1,601,980
     83,300 The Kroger Co. (b)...................................      2,082,500
     35,500 Wal-Mart Stores, Inc.................................      1,732,400
     41,200 Wal-Mart de Mexico S.A. (ADR)........................      1,115,329
                                                                    ------------
                                                                      11,464,642
                                                                    ------------

            SOFTWARE--4.6%
     11,300 Adobe Systems, Inc...................................        535,507
      5,300 Check Point Software Technologies, Ltd. (ADR) (c)....        268,657
     12,900 Electronic Arts, Inc. (b)............................        744,330
      8,700 Electronic Data Systems Corp.........................        543,750
     43,800 Microsoft Corp. (b)..................................      3,146,154
     18,800 Siebel Systems, Inc. (b).............................        883,412
     33,100 VeriSign, Inc. (b)...................................      1,968,953
                                                                    ------------
                                                                       8,090,763
                                                                    ------------

            TELEPHONE--2.7%
    136,200 AT&T Corp. (Liberty Media Group) (b).................      2,382,138
     95,900 Sprint Corp. (PCS Group) (b) (c).....................      2,315,985
                                                                    ------------
                                                                       4,698,123
                                                                    ------------

            TOBACCO--2.0%
     67,700 Philip Morris Cos., Inc..............................      3,435,775
                                                                    ------------

            Total Common Stocks
             (Identified Cost $163,124,578)......................    163,628,839
                                                                    ------------

                See accompanying notes to financial statements.

                                     MSF-92

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

SHORT TERM INVESTMENTS--6.1%


    FACE
   AMOUNT


            MONEY MARKET FUND--5.5%
 $9,588,904 T. Rowe Price Reserve Investment Fund..............      9,588,904
                                                                  ------------
            REPURCHASE AGREEMENT--0.6%

  1,109,000 State Street Corp. Repurchase Agreement dated
             06/29/01 at 2.000% to be repurchased at $1,109,185
             on 07/02/01, collateralized by $1,115,000 U.S.
             Treasury Note 5.000% due 05/31/03 with a value of
             $1,144,424........................................      1,109,000
                                                                  ------------

            Total Short Term Investments
             (Identified Cost $10,697,904).....................     10,697,904
                                                                  ------------

            Total Investments--100.2%
             (Identified Cost $173,822,482) (a)................    174,326,743
            Other assets less liabilities......................       (362,127)
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $173,964,616
                                                                  ============

(a)  Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $175,684,482 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost..............   $ 15,580,392
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............    (15,076,131)
                                                                    ------------
   Net unrealized appreciation...................................   $    504,261
                                                                    ============

(b)  Non-Income producing security.
(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $4,058,028 with collateral backing value at $4,231,250.

Key to Abbreviations:
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.
CAD-- Canadian Dollar
EUR-- Euro Currency
GBP-- Pound Sterling
HKD-- Hong Kong Dollar
JPY-- Japanese Yen
KRW-- South Korean Won

                See accompanying notes to financial statements.

                                    MSF-93

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value................................             $174,326,743
 Cash................................................                      754
 Foreign cash at value (Identified cost $1,412)......                    1,411
 Receivable for:
 Securities sold.....................................                1,706,511
 Fund shares sold....................................                   23,059
 Dividends and interest..............................                  143,787
 Foreign taxes.......................................                      781
 Collateral for securities loaned....................                4,231,250
                                                                  ------------
  Total Assets.......................................              180,434,296
LIABILITIES
 Payable for:
 Fund shares redeemed................................  $  234,310
 Securities purchased................................   1,881,639
 Open forward currency contracts--net................         405
 Withholding taxes...................................       1,223
 Return of collateral for securities loaned..........   4,231,250
 Accrued expenses:...................................
 Management fees.....................................      90,425
 Other expenses......................................      30,428
                                                       ----------
  Total Liabilities..................................                6,469,680
                                                                  ------------
NET ASSETS...........................................             $173,964,616
                                                                  ============
 Net assets consist of:
 Capital paid in.....................................             $193,420,257
 Undistributed net investment income.................                  117,458
 Accumulated net realized gains (losses).............              (20,076,920)
 Unrealized appreciation (depreciation) on
  investments........................................                  503,821
                                                                  ------------
NET ASSETS...........................................             $173,964,616
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($173,964,518 divided by 14,557,129 shares of
 beneficial interest)................................             $      11.95
                                                                  ============
CLASS E
Net asset value and redemption price per share ($98
 divided by 8 shares of beneficial interest).........             $      11.94
                                                                  ============
Identified cost of investments.......................             $173,822,482
                                                                  ============

INVESTMENT INCOME
 Dividends.......................................               $    646,617(a)
 Interest........................................                    238,193(b)
                                                                ------------
                                                                     884,810
EXPENSES
 Management fees................................. $    539,367
 Directors fees and expenses.....................        6,256
 Custodian.......................................       62,729
 Audit and tax services..........................        9,231
 Legal...........................................          374
 Printing........................................       28,285
 Insurance.......................................        2,186
 Miscellaneous...................................          386
                                                  ------------
 Total expenses before reductions................                    648,814
                                                                ------------
NET INVESTMENT INCOME............................                    235,996
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net................................  (16,477,905)
 Foreign currency transactions--net..............        6,630   (16,471,275)
                                                  ------------
Unrealized appreciation (depreciation) on:
 Investments--net................................    1,943,891
 Foreign currency transactions--net..............         (563)    1,943,328
                                                  ------------  ------------
Net gain (loss)..................................                (14,527,947)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................               $(14,291,951)
                                                                ============

(a)  Net of foreign taxes of $9,588
(b)  Income on securities loaned $6,035

                See accompanying notes to financial statements.

                                     MSF-94

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)



                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $    235,996   $    285,877
 Net realized gain (loss).......................     (16,471,275)     1,141,663
 Unrealized appreciation (depreciation).........       1,943,328     (8,046,471)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................     (14,291,951)    (6,618,931)
                                                    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A........................................        (127,389)      (263,365)
 Class E........................................               0              0
                                                    ------------   ------------
                                                        (127,389)      (263,365)
                                                    ------------   ------------
 Net realized gain
 Class A........................................         (14,154)    (5,319,777)
 Class E........................................               0              0
                                                    ------------   ------------
                                                         (14,154)    (5,319,777)
                                                    ------------   ------------
 TOTAL DISTRIBUTIONS............................        (141,543)    (5,583,142)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................       8,326,063    140,872,604
                                                    ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........      (6,107,431)   128,670,531
NET ASSETS
 Beginning of the period........................     180,072,047     51,401,516
                                                    ------------   ------------
 End of the period..............................    $173,964,616   $180,072,047
                                                    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $    117,458   $      8,851
                                                    ============   ============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                               SIX MONTHS ENDED             YEAR ENDED
                                 JUNE 30, 2001           DECEMBER 31, 2000
                            ------------------------  ------------------------
                              SHARES         $          SHARES         $
                            ----------  ------------  ----------  ------------
CLASS A
 Sales.....................  1,699,122  $ 20,715,461  10,052,383  $139,713,180
 Reinvestments.............     11,944       141,543     421,113     5,583,142
 Redemptions............... (1,075,450)  (12,531,041)   (385,404)   (4,423,718)
                            ----------  ------------  ----------  ------------
 Net increase (decrease)...    635,616  $  8,325,963  10,088,092  $140,872,604
                            ==========  ============  ==========  ============
CLASS E
 Sales.....................          8  $        100           0  $          0
 Reinvestments.............          0             0           0             0
 Redemptions...............          0             0           0             0
                            ----------  ------------  ----------  ------------
 Net increase (decrease)...          8  $        100           0  $          0
                            ==========  ============  ==========  ============
 Increase (decrease)
  derived from capital
  share transactions.......    635,624  $  8,326,063  10,088,092  $140,872,604
                            ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                     MSF-95

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                          CLASS A                          CLASS E
                          --------------------------------------------- --------------
                                                           NOVEMBER 9,
                          SIX MONTHS       YEAR ENDED        1998(A)    MAY 1, 2001(A)
                          ENDED JUNE      DECEMBER 31,       THROUGH       THROUGH
                             30,        -----------------  DECEMBER 31,    JUNE 30,
                             2001         2000     1999        1998          2001
                          ----------    --------  -------  ------------ --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  12.93     $  13.41  $ 11.02     $10.00        $12.14
                           --------     --------  -------     ------        ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.02         0.03     0.02       0.01          0.00
 Net realized and
  unrealized gain (loss)
  on investments........      (0.99)       (0.09)    2.43       1.02         (0.20)
                           --------     --------  -------     ------        ------
 Total from investment
  operations............      (0.97)       (0.06)    2.45       1.03         (0.20)
                           --------     --------  -------     ------        ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.01)       (0.02)   (0.03)     (0.01)         0.00
 Distributions from net
  realized capital
  gains.................       0.00        (0.40)   (0.03)      0.00          0.00
                           --------     --------  -------     ------        ------
 Total distributions....      (0.01)       (0.42)   (0.06)     (0.01)         0.00
                           --------     --------  -------     ------        ------
NET ASSET VALUE, END OF
 PERIOD.................   $  11.95     $  12.93  $ 13.41     $11.02        $11.94
                           ========     ========  =======     ======        ======
TOTAL RETURN (%)........       (7.5)(b)     (0.4)    22.2       10.3(b)       (3.1)(b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........       0.76 (c)     0.78     0.87       0.50(c)       0.91 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions %) (d)......         --         0.77       --         --            --
Ratio of net investment
 income to average net
 assets (%).............       0.28 (c)     0.23     0.23       0.93(c)       0.13 (c)
Portfolio turnover rate
 (%)....................         71 (c)       62       46          6(c)         71 (c)
Net assets, end of
 period (000)...........   $173,965     $180,072  $51,402     $6,740        $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --           --     1.31       2.62(c)         --

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-96

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--94.8% OF TOTAL NET ASSETS


    FACE                                                           VALUE
   AMOUNT                                                        (NOTE 1A)
            AEROSPACE & DEFENSE--0.5%
 $  460,000 Boeing Co. 7.250%, 06/15/25......................   $    473,574
    233,000 Raytheon Co. 6.750%, 08/15/07....................        225,782
    300,000 United Technologies Corp.
             7.500%, 09/15/29................................        314,499
                                                                ------------
                                                                   1,013,855
                                                                ------------

            AIR TRAVEL--0.4%
    500,000 Delta Air Lines, Inc. 7.700%, 12/15/05...........        497,815
    300,000 Delta Air Lines, Inc. 9.750%, 05/15/21 (c).......        308,952
                                                                ------------
                                                                     806,767
                                                                ------------

            ASSET BACKED--0.1%
    125,000 Detroit Edison 6.190%, 03/01/13..................        122,592
                                                                ------------

            AUTO PARTS--0.1%
    300,000 Delphi Automotive Systems Corp.
             7.125%, 05/01/29................................        275,340
                                                                ------------

            AUTOMOBILES--0.7%
    350,000 Daimler Chrysler North America
             8.000%, 06/15/10................................        363,562
    400,000 Ford Motor Co. 7.250%, 10/01/08..................        405,472
    250,000 Ford Motor Co. 6.500%, 08/01/18..................        223,885
    500,000 Ford Motor Co. 6.375%, 02/01/29..................        420,605
                                                                ------------
                                                                   1,413,524
                                                                ------------

            BANKS--0.4%
    250,000 Chase Commercial Mortgage Secs Corp. 6.390%,
             11/18/08........................................        248,804
    300,000 Export Import Bank Korea
             6.500%, 02/10/02................................        301,458
    250,000 First Union Lehman Brothers Bank
             6.560%, 11/18/08................................        251,868
                                                                ------------
                                                                     802,130
                                                                ------------

            BROADCASTING--0.1%
    250,000 Time Warner Entertainment Co. LP 7.250%,
             09/01/08........................................        255,983
                                                                ------------

            CHEMICALS--0.4%
    300,000 E. I. du Pont de Nemours
             6.875%, 10/15/09................................        309,027
    160,000 E. I. du Pont de Nemours
             6.500%, 01/15/28................................        149,296
    300,000 Rohm & Haas Co. 7.400%, 07/15/09 (c).............        312,321
                                                                ------------
                                                                     770,644
                                                                ------------

            COLLATERALIZED MORTGAGE OBLIGATIONS--0.6%
    500,000 Asset Backed Securities Corp.
             7.570%, 03/21/24................................        515,317
            COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
 $  250,000 Lehman Brothers Commercial Conduit Mortgage Trust
             6.210%, 10/15/08................................   $    245,840
    400,000 Structured Asset Securities Corp.
             6.950%, 03/12/07................................        408,309
                                                                ------------
                                                                   1,169,466
                                                                ------------

            COMMUNICATION SERVICES--0.4%
    250,000 Comcast Cable Communications
             8.375%, 05/01/07................................        272,362
    418,000 Time Warner, Inc. 9.125%, 01/15/13...............        478,556
                                                                ------------
                                                                     750,918
                                                                ------------

            COMPUTERS & BUSINESS EQUIPMENT--0.2%
    425,000 International Business Machines
             8.375%, 11/01/19................................        481,508
                                                                ------------
            CONGLOMERATES--0.3%
    300,000 Tyco International Group S.A.
             6.375%, 02/15/06................................        300,924
    400,000 Tyco International Group S.A.
             6.875%, 01/15/29................................        372,120
                                                                ------------
                                                                     673,044
                                                                ------------

            CONSTRUCTION MATERIALS--0.1%
    250,000 Caterpillar, Inc. 7.250%, 09/15/09...............        264,050
                                                                ------------

            COSMETICS & TOILETRIES--0.2%
    400,000 Procter & Gamble Co.
             6.600%, 12/15/04................................        415,588
                                                                ------------

            DRUGS & HEALTH CARE--0.3%
    145,000 Abbott Laboratories 5.600%, 10/01/03.............        147,030
    250,000 Johnson & Johnson 6.950%, 09/01/29...............        254,075
    300,000 Merck & Co., Inc. 5.950%, 12/01/28...............        271,290
                                                                ------------
                                                                     672,395
                                                                ------------

            ELECTRIC UTILITIES--1.2%
    200,000 Coastal Corp. 7.750%, 10/15/35...................        195,718
    235,000 Commonwealth Edison Co.
             6.400%, 10/15/05 (b)............................        236,408
    150,000 Consolidated Edison Co.
             6.450%, 12/01/07 (c)............................        145,593
    300,000 Dominion Resources, Inc.
             8.125%, 06/15/10................................        322,776
    400,000 Enron Corp. 6.625%, 10/15/03.....................        408,476
    400,000 K N Energy, Inc. 6.650%, 03/01/05................        405,048
    226,829 Niagara Mohawk Power Corp.
             7.625%, 10/01/05................................        234,468
    600,000 Puget Sound Energy, Inc.
             7.960%, 02/22/10................................        623,070
                                                                ------------
                                                                   2,571,557
                                                                ------------

                See accompanying notes to financial statements.

                                     MSF-97

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)
            ELECTRONICS--0.1%
 $  300,000 Exelon Generation Co. (144A)
             6.950%, 06/15/11...................................   $   297,978
                                                                   -----------
            FEDERAL AGENCIES--38.7%
  1,650,000 Federal Farm Credit Banks
             6.380%, 11/27/06...................................     1,699,764
  1,384,147 Federal Home Loan 7.000%, 12/01/15..................     1,410,100
  1,209,674 Federal Home Loan 7.500%, 03/01/16..................     1,245,578
  1,799,821 Federal Home Loan 6.000%, 04/01/16..................     1,774,497
    468,881 Federal Home Loan 8.000%, 10/01/28..................       485,582
    868,236 Federal Home Loan 6.000%, 02/01/29..................       835,130
    983,811 Federal Home Loan 6.000%, 04/01/29..................       946,299
    967,125 Federal Home Loan 7.000%, 01/01/30..................       972,261
  1,498,611 Federal Home Loan 6.500%, 05/01/31..................     1,475,652
    300,000 Federal Home Loan Banks
             5.875%, 09/17/01...................................       300,843
    360,000 Federal Home Loan Banks
             5.250%, 04/25/02...................................       363,658
    400,000 Federal Home Loan Banks
             6.340%, 06/13/05...................................       412,064
  3,709,000 Federal Home Loan Mortgage
             5.500%, 05/15/02...................................     3,757,106
  1,050,000 Federal Home Loan Mortgage
             6.250%, 10/15/02...................................     1,075,756
    460,400 Federal Home Loan Mortgage
             7.000%, 06/01/11...................................       470,036
    481,929 Federal Home Loan Mortgage
             7.500%, 08/01/24...................................       494,126
    236,213 Federal Home Loan Mortgage
             7.500%, 11/01/24...................................       242,192
     11,978 Federal Home Loan Mortgage
             7.000%, 03/01/26...................................        12,067
    322,968 Federal Home Loan Mortgage
             7.500%, 10/01/26...................................       331,342
    230,811 Federal Home Loan Mortgage
             8.000%, 02/01/27...................................       239,033
  1,032,681 Federal Home Loan Mortgage
             7.500%, 10/01/27...................................     1,055,917
    225,935 Federal Home Loan Mortgage
             7.000%, 12/01/27...................................       227,417
  1,828,408 Federal Home Loan Mortgage
             6.000%, 11/01/28...................................     1,759,258
    430,771 Federal Home Loan Mortgage
             7.000%, 11/01/28...................................       433,325
    631,319 Federal Home Loan Mortgage
             6.000%, 12/01/28...................................       607,443
    382,868 Federal Home Loan Mortgage
             7.000%, 04/01/29...................................       384,901
    475,042 Federal Home Loan Mortgage
             6.000%, 05/01/29...................................       456,928
    321,018 Federal Home Loan Mortgage
             7.000%, 05/01/29...................................       322,723
            FEDERAL AGENCIES--(CONTINUED)
 $  880,683 Federal Home Loan Mortgage
             6.500%, 06/01/29...................................   $   869,675
    791,420 Federal Home Loan Mortgage
             7.000%, 06/01/29...................................       795,623
  1,059,490 Federal Home Loan Mortgage
             7.000%, 07/01/29...................................     1,065,116
    724,964 Federal Home Loan Mortgage
             6.500%, 09/01/29...................................       714,771
    853,423 Federal Home Loan Mortgage
             7.000%, 09/01/29...................................       857,955
    613,715 Federal Home Loan Mortgage
             6.500%, 10/01/29...................................       605,086
  2,510,441 Federal Home Loan Mortgage
             7.500%, 10/01/29...................................     2,562,985
    841,200 Federal Home Loan Mortgage
             6.500%, 02/01/30...................................       829,373
    400,000 Federal Home Loan Mortgage Corp. 5.000%, 01/15/04...       401,124
    275,000 Federal Home Loan Mortgage Corp. 7.000%, 03/15/10...       290,898
    965,000 Federal Home Loan Mortgage Corp. 6.750%, 03/15/31...       983,846
    245,000 Federal National Mortgage Association 5.375%,
             03/15/02...........................................       247,526
    600,000 Federal National Mortgage Association 6.490%,
             03/19/02...........................................       609,750
  4,300,000 Federal National Mortgage Association 7.100%,
             10/18/04...........................................     4,340,291
    550,000 Federal National Mortgage Association 5.875%,
             02/02/06...........................................       557,134
    370,000 Federal National Mortgage Association 5.250%,
             01/15/09...........................................       353,753
    549,087 Federal National Mortgage Association 7.000%,
             04/01/12...........................................       559,553
    650,716 Federal National Mortgage Association 6.500%,
             01/01/13...........................................       654,783
     24,444 Federal National Mortgage Association 6.500%,
             04/01/13...........................................        24,567
  1,108,213 Federal National Mortgage Association 6.500%,
             06/01/13...........................................     1,113,754
     45,861 Federal National Mortgage Association 6.500%,
             07/01/13...........................................        46,090
    532,823 Federal National Mortgage Association 7.000%,
             02/01/14...........................................       536,819
    869,216 Federal National Mortgage Association 6.000%,
             03/01/14...........................................       858,351
    194,102 Federal National Mortgage Association 6.000%,
             06/01/14...........................................       191,675
    403,495 Federal National Mortgage Association 6.500%,
             06/01/14...........................................       405,009
  1,158,226 Federal National Mortgage Association 6.000%,
             07/01/14...........................................     1,143,748

                See accompanying notes to financial statements.

                                     MSF-98

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)
            FEDERAL AGENCIES--(CONTINUED)
 $  334,318 Federal National Mortgage Association 6.000%,
             09/01/14...........................................  $    330,139
    790,853 Federal National Mortgage Association 7.500%,
             08/01/15...........................................       813,337
    502,496 Federal National Mortgage Association 7.500%,
             09/01/25...........................................       514,113
     44,398 Federal National Mortgage Association 7.000%,
             06/01/26...........................................        44,702
    488,655 Federal National Mortgage Association 7.500%,
             06/01/26...........................................       499,801
     19,031 Federal National Mortgage Association 8.000%,
             10/01/26...........................................        19,721
     36,437 Federal National Mortgage Association 7.500%,
             09/01/27...........................................        37,234
     30,809 Federal National Mortgage Association 7.500%,
             11/01/27...........................................        31,483
      9,589 Federal National Mortgage Association 7.500%,
             12/01/27...........................................         9,798
    549,907 Federal National Mortgage Association 7.500%,
             03/01/28...........................................       561,422
     20,897 Federal National Mortgage Association 7.500%,
             08/01/28...........................................        21,334
  1,150,000 Federal National Mortgage Association 6.160%,
             08/07/28...........................................     1,083,875
    174,830 Federal National Mortgage Association 7.000%,
             09/01/28...........................................       175,759
    670,504 Federal National Mortgage Association 7.000%,
             10/01/28...........................................       674,784
    315,802 Federal National Mortgage Association 6.000%,
             11/01/28...........................................       304,206
    189,014 Federal National Mortgage Association 7.000%,
             11/01/28...........................................       190,017
    122,225 Federal National Mortgage Association 6.000%,
             12/01/28...........................................       117,737
    830,635 Federal National Mortgage Association 7.000%,
             01/01/29...........................................       835,560
  1,424,288 Federal National Mortgage Association 6.500%,
             03/01/29...........................................     1,403,365
  3,387,379 Federal National Mortgage Association 6.500%,
             04/01/29...........................................     3,337,618
    283,610 Federal National Mortgage Association 6.500%,
             05/01/29...........................................       279,444
    900,000 Federal National Mortgage Association 6.250%,
             05/15/29 (c).......................................       861,327
  1,240,786 Federal National Mortgage Association 7.500%,
             07/01/29...........................................     1,267,922
    225,557 Federal National Mortgage Association 6.500%,
             08/01/29...........................................       222,244
    710,798 Federal National Mortgage Association 7.000%,
             08/01/29...........................................       714,125
    857,166 Federal National Mortgage Association 7.000%,
             09/01/29...........................................       861,178
            FEDERAL AGENCIES--(CONTINUED)
 $1,995,561 Federal National Mortgage Association 7.000%,
             10/01/29...........................................  $  2,004,900
    899,801 Federal National Mortgage Association 7.500%,
             10/01/29...........................................       918,076
    401,817 Federal National Mortgage Association 7.000%,
             11/01/29...........................................       403,698
     22,567 Federal National Mortgage Association 8.000%,
             11/01/29...........................................        23,308
    769,093 Federal National Mortgage Association 7.000%,
             12/01/29...........................................       772,692
    243,407 Federal National Mortgage Association 8.000%,
             04/01/30...........................................       251,393
    341,932 Federal National Mortgage Association 8.000%,
             05/01/30...........................................       353,151
    708,388 Federal National Mortgage Association 7.500%,
             07/01/30...........................................       722,775
    815,734 Federal National Mortgage Association 8.000%,
             11/01/30...........................................       842,498
    728,384 Federal National Mortgage Association 8.000%,
             01/01/31...........................................       752,283
    300,000 Federal National Mortgage Association 6.210%,
             08/06/38...........................................       280,734
     37,420 Government National Mortgage Association 8.000%,
             09/15/16...........................................        39,373
    114,404 Government National Mortgage Association 6.500%,
             05/15/23...........................................       113,652
    460,926 Government National Mortgage Association 9.000%,
             11/15/24...........................................       497,219
    204,449 Government National Mortgage Association 8.000%,
             08/15/26...........................................       212,050
    195,540 Government National Mortgage Association 8.000%,
             09/15/26...........................................       202,810
  1,934,930 Government National Mortgage Association 6.500%,
             02/15/27...........................................     1,916,780
     15,884 Government National Mortgage Association 7.000%,
             04/15/27...........................................        16,028
    218,177 Government National Mortgage Association 8.000%,
             04/15/27...........................................       226,221
    180,985 Government National Mortgage Association 8.000%,
             05/15/27...........................................       187,658
    767,105 Government National Mortgage Association 7.000%,
             01/15/28...........................................       774,055
    337,687 Government National Mortgage Association 7.500%,
             02/20/28...........................................       345,707
    498,681 Government National Mortgage Association 7.000%,
             04/15/28...........................................       503,199
    643,879 Government National Mortgage Association 7.000%,
             05/15/28...........................................       649,713
    637,009 Government National Mortgage Association 7.000%,
             06/15/28...........................................       642,781
    648,480 Government National Mortgage Association 6.500%,
             07/15/28...........................................       641,794

                See accompanying notes to financial statements.

                                     MSF-99

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)
            FEDERAL AGENCIES--(CONTINUED)
 $  976,417 Government National Mortgage Association 6.500%,
             08/15/28..........................................   $    966,350
    459,862 Government National Mortgage Association 7.000%,
             10/15/28..........................................        464,028
    726,692 Government National Mortgage Association 6.500%,
             11/15/28..........................................        719,200
    625,717 Government National Mortgage Association 6.500%,
             12/15/28..........................................        619,265
    344,249 Government National Mortgage Association 6.000%,
             01/15/29..........................................        333,168
    384,332 Government National Mortgage Association 7.000%,
             06/15/29..........................................        387,695
    716,907 Government National Mortgage Association 8.000%,
             06/15/29..........................................        742,665
    329,361 Government National Mortgage Association 6.500%,
             07/15/29..........................................        325,758
    591,194 Government National Mortgage Association 7.500%,
             08/15/29..........................................        606,157
  1,228,534 Government National Mortgage Association 7.500%,
             04/15/30..........................................      1,259,628
                                                                  ------------
                                                                    81,340,960
                                                                  ------------
            FINANCE & BANKING--9.5%
    500,000 Abitibi Consolidated, Inc.
             7.875%, 08/01/09..................................        505,170
    250,000 American General Corp.
             8.500%, 07/01/30..................................        281,166
    600,000 Associates Corp. North America
             6.250%, 11/01/08..................................        590,310
    250,000 Bank One Corp. 7.625%, 08/01/05....................        264,330
    150,000 Bank of America 7.800%, 02/15/10...................        159,348
    350,000 Bankamerica Corp. 8.125%, 02/01/02.................        356,314
    250,000 Bear Stearns Co., Inc.
             7.800%, 08/15/07..................................        264,680
    200,000 Bear Stearns Commercial Mortgage Securities, Inc.
             7.780%, 02/15/10..................................        213,454
    800,000 Bear Stearns Commercial Mortgage Securities, Inc.
             7.080%, 07/15/31..................................        824,093
    250,000 Boeing Capital Corp.
             5.650%, 05/15/06..................................        247,100
    250,000 CIT Group Holdings, Inc.
             6.375%, 10/1/02...................................        254,207
    200,000 Capital One Bank 6.700%, 05/15/08..................        185,128
    151,000 Chase Manhattan Corp.
             7.125%, 02/01/07..................................        157,520
    500,000 Chase Manhattan Corp.
             7.875%, 06/15/10..................................        541,060
    125,000 Chemical Master Credit Card Trust I 5.980%,
             09/15/08..........................................        126,054
    190,000 Citibank Credit Card Issuance Trust 7.450%,
             09/15/07..........................................        196,110
            FINANCE & BANKING--(CONTINUED)
 $  200,000 Citibank Credit Card Master Trust I 6.550%,
             02/15/04..........................................   $    202,562
    228,000 Citibank Credit Card Master Trust I 5.300%,
             01/09/06..........................................        228,926
    100,000 Citibank Credit Card Master Trust I 6.100%,
             05/15/08..........................................        101,156
    750,000 Citigroup, Inc. 6.200%, 03/15/09...................        741,405
    250,000 Citigroup, Inc. 7.250%, 10/01/10...................        259,512
    800,000 Diageo Capital Plc. 6.625%, 06/24/04...............        823,952
    300,000 Donaldson Lufkin & Jenrette
             6.500%, 06/01/08..................................        296,652
    200,000 EOP Operating 6.375%, 02/15/03.....................        203,198
    250,000 Equitable Cos., Inc. 6.500%, 04/01/08..............        249,765
    175,000 First USA Credit Card Masster Trust 5.280%,
             09/18/06..........................................        175,765
    250,000 First Union Corp. 7.550%, 08/18/05.................        264,547
    500,000 Fleet National Bank 5.750%, 01/15/09...............        472,855
    250,000 Fleetboston Financial Corp.
             7.250%, 09/15/05..................................        261,830
    568,000 Ford Motor Credit Co.
             8.200%, 02/15/02..................................        580,132
    500,000 Ford Motor Credit Co.
             7.500%, 06/15/03..................................        520,405
    300,000 Ford Motor Credit Co.
             7.375%, 02/01/11..................................        303,939
    100,000 General Electric Capital Corp.
             7.500%, 08/21/35..................................        105,529
    250,000 Goldman Sachs Group, Inc.
             6.650%, 05/15/09..................................        246,838
    350,000 Heller Financial, Inc.
             7.375%, 11/01/09..................................        360,346
    350,000 Household Finance Corp.
             8.000%, 05/09/05..................................        373,982
    300,000 Household Finance Corp.
             8.000%, 07/15/10..................................        322,635
    250,000 J.P. Morgan & Co., Inc.
             6.250%, 12/15/05..................................        252,860
    250,000 J.P. Morgan Chase & Co.
             6.750%, 02/01/11..................................        250,522
    500,000 Korea Development Bank
             7.125%, 04/22/04..................................        514,480
    800,000 Lehman Brothers Holdings, Inc.
             6.625%, 02/05/06..................................        814,360
    300,000 Liberty Financial Cos, Inc.
             7.625%, 11/15/28..................................        298,488
    500,000 Mellon Financial Co.
             5.750%, 11/15/03..................................        506,260
    250,000 Mellon Funding Corp.
             6.400%, 05/14/11..................................        246,135

                See accompanying notes to financial statements.
                                    MSF-100

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)
            FINANCE & BANKING--(CONTINUED)
 $  250,000 Merrill Lynch & Co. 6.375%, 10/15/08 (c)...........   $    248,390
    200,000 Merrill Lynch & Co.
             6.500%, 07/15/18..................................        189,046
    300,000 Merrill Lynch & Co. Inc. 6.000%, 02/17/09..........        289,350
    300,000 Morgan Stanley Group, Inc.
             8.000%, 06/15/10..................................        324,732
    300,000 PNC Funding Corp.
             6.950%, 09/01/02..................................        307,077
    170,000 PP&L Transition Bond Llc.
             6.830%, 03/25/07..................................        177,013
    640,000 Paine Webber Group, Inc.
             6.550%, 04/15/08..................................        647,686
    375,000 Salomon, Inc. 6.650%, 07/15/01.....................        375,251
     29,167 Sears Credit Account Master Trust II
             5.800%, 08/15/05..................................         29,194
    350,000 Speiker Properties, L.P. 7.350%, 12/01/17..........        328,832
    200,000 Standard Credit Card Master Trust I
             7.250%, 04/07/08..................................        210,062
    250,000 Swiss Bank Corp. New York Branch 7.750%, 09/01/26..        271,755
    350,000 Vanderbilt Mortgage & Finance, Inc.
             6.120%, 02/07/15..................................        352,871
     55,000 Vanderbilt Mortgage & Finance, Inc.
             6.080%, 12/07/15..................................         55,206
    300,000 Wells Fargo & Co. 5.900%, 05/21/06.................        299,742
    250,000 Wells Fargo Financial, Inc. 7.000%, 11/01/05.......        260,860
    375,000 Western National Corp.
             7.125%, 02/15/04..................................        386,254
                                                                  ------------
                                                                    19,898,401
                                                                  ------------

            FINANCIAL SERVICES--4.5%
    300,000 Bell Atlantic Financial Services, Inc.
             7.600%, 03/15/07..................................        318,276
    190,000 California Infrastructure & Economic Development
             6.480%, 12/26/09..................................        192,728
    115,000 Chase Credit Card Owner Trust 6.660%, 01/15/07.....        119,276
    300,000 Chase Funding Mortgage Loan 6.550%, 03/25/13.......        293,361
    550,000 General Electric Capital Corp. 6.750%, 09/11/03....        571,346
    250,000 General Motors Acceptance Corp. 5.850%, 01/14/09...        234,952
  1,000,000 General Motors Acceptance Corp. 7.750%, 01/19/10...      1,051,860
    745,372 General Motors Acceptance Corp. 7.000%, 09/15/29...        751,894
            FINANCIAL SERVICES--(CONTINUED)
 $  172,280 General Motors Acceptance Corp. 7.000%, 01/15/31...   $    173,788
  1,282,187 General Motors Acceptance Corp. 7.000%, 03/15/31...      1,293,406
  3,100,000 General Motors Acceptance Corp. 6.500%, 06/20/31...      3,050,586
    250,000 Morgan Stanley Capital I, Inc. 6.550%, 12/15/07....        252,281
    250,000 Morgan Stanley Capital I, Inc. 6.540%, 05/15/08....        251,776
    700,000 Morgan Stanley Dean Witter Capital I Trust
             7.200%, 09/15/10..................................        724,509
    250,000 Qwest Capital Funding, Inc. 7.900%, 08/15/10.......        257,333
                                                                  ------------
                                                                     9,537,372
                                                                  ------------

            FOOD & BEVERAGES--0.5%
    300,000 Coca Cola Enterprises, Inc. 6.950%, 11/15/26.......        292,164
    200,000 Coca Cola Enterprises, Inc. 6.375%, 08/01/01.......        200,208
    250,000 Pepsi Bottling Holdings, Inc. (144A)
             5.625%, 02/17/09..................................        239,912
    250,000 Unilever Corp. 6.750%, 11/01/03....................        258,470
                                                                  ------------
                                                                       990,754
                                                                  ------------
            INTERNATIONAL OIL--0.1%
    300,000 Atlantic Richfield Co.
             5.900%, 04/15/09..................................        295,041
                                                                  ------------

            LEISURE--0.4%
    500,000 Carnival Corp. 6.150%, 04/15/08....................        469,590
    250,000 Walt Disney Co. 7.300%, 02/08/05...................        264,878
                                                                  ------------
                                                                       734,468
                                                                  ------------

            PAPER & FOREST--0.1%
    250,000 International Paper Co.
             6.875%, 04/15/29..................................        224,680
                                                                  ------------


            PETROLEUM SERVICES--0.8%
    400,000 Conoco, Inc. 5.900%, 04/15/04......................        402,988
    350,000 Occidental Petroleum Corp. 7.375%, 11/15/08........        361,889
    300,000 Phillips Petroleum Co. 6.375%, 03/30/09............        295,053
    300,000 Phillips Petroleum Co. 8.750%, 05/25/10............        342,546
    250,000 Texaco Capital, Inc. 6.000%, 06/15/05..............        253,188
                                                                  ------------
                                                                     1,655,664
                                                                  ------------

                See accompanying notes to financial statements.
                                    MSF-101

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                        VALUE
   AMOUNT                                                     (NOTE 1A)
            PUBLISHING--0.1%
 $  300,000 News America Holdings, Inc. 7.375%, 10/17/08..   $    304,614
                                                             ------------

            RAILROADS & EQUIPMENT--0.3%
    350,000 Norfolk Southern Corp.
             6.200%, 04/15/09.............................        331,394
    300,000 Union Pacific Corp. 7.600%, 05/01/05..........        316,329
                                                             ------------
                                                                  647,723
                                                             ------------

            RETAIL--1.9%
    447,000 Dayton Hudson Corp.
             6.400%, 02/15/03.............................        457,473
    850,000 Federated Department Stores, Inc.
             6.300%, 04/01/09.............................        807,551
    300,000 Fred Meyer, Inc. 7.450%, 03/01/08.............        306,264
    497,000 McDonald's Corp. 5.950%, 01/15/08.............        490,300
    500,000 Safeway, Inc. 7.000%, 09/15/02................        511,875
    300,000 Safeway, Inc. 6.150%, 03/01/06................        299,586
    250,000 Sears Roebuck Acceptance Corp.
             7.000%, 02/01/11.............................        245,333
    400,000 Wal-Mart Stores, Inc.
             6.150%, 08/10/01.............................        400,772
    500,000 Wal-Mart Stores, Inc.
             6.875%, 08/10/09.............................        518,010
                                                             ------------
                                                                4,037,164
                                                             ------------

            TELEPHONE--1.8%
    500,000 AT&T Corp. 6.000%, 03/15/09...................        464,985
    500,000 AT&T Corp. 6.500%, 03/15/29...................        425,710
    250,000 Bellsouth Capital Funding Corp.
             7.875%, 02/15/30.............................        266,867
    300,000 British Telecommunications, Plc.
             7.625%, 12/15/05.............................        315,156
    250,000 Cox Communications, Inc. 7.750%, 11/01/10.....        261,870
    100,000 New York Telephone Co.
             5.875%, 09/01/03 (c).........................        101,556
    250,000 Qwest Communications International, Inc.
             7.250%, 11/01/08.............................        249,978
    400,000 Sprint Capital Corp.
             7.625%, 01/30/11.............................        395,328
    150,000 Vodafone Airtouch, Plc.
             7.750%, 02/15/10.............................        157,374
    536,000 Worldcom, Inc. 6.125%, 08/15/01...............        536,600
    125,000 Worldcom, Inc. 6.400%, 08/15/05...............        122,970
    300,000 Worldcom, Inc. 8.000%, 05/15/06...............        312,102
    300,000 Worldcom, Inc. 6.950%, 08/15/28...............        253,242
                                                             ------------
                                                                3,863,738
                                                             ------------
            TRANSPORTATION--0.1%
 $  100,000 Arcadia Automobile Receivables
             6.550%, 6/15/05..............................   $    101,577
    200,000 Premier Auto Trust 5.820%, 10/08/03...........        202,374
                                                             ------------
                                                                  303,951
                                                             ------------

            TRUCKING & FREIGHT FORWARDING--0.2%
    250,000 Fedex Corp. (144A) 6.625%, 02/12/04...........        253,920
    100,000 Fedex Corp. (144A) 6.875%, 02/15/06...........        101,069
                                                             ------------
                                                                  354,989
                                                             ------------

            U.S. TREASURY--25.7%
    270,000 United States Treasury Bonds
             13.875%, 05/15/11............................        370,956
    385,000 United States Treasury Bonds
             10.375%, 11/15/12 (c)........................        486,963
  5,350,000 United States Treasury Bonds
             9.250%, 02/15/16 (c).........................      7,137,221
    570,000 United States Treasury Bonds
             8.875%, 08/15/17 (c).........................        748,216
  2,625,000 United States Treasury Bonds
             8.875%, 02/15/19 (c).........................      3,478,125
    595,000 United States Treasury Bonds
             8.125%, 08/15/19 (c).........................        740,864
    315,000 United States Treasury Bonds
             8.750%, 08/15/20 (c).........................        417,129
  1,200,000 United States Treasury Bonds
             7.875%, 02/15/21 (c).........................      1,470,552
    500,000 United States Treasury Bonds
             6.750%, 08/15/26 (c).........................        554,450
    165,000 United States Treasury Bonds
             6.625%, 02/15/27.............................        180,495
    200,000 United States Treasury Bonds
             6.375%, 08/15/27 (c).........................        212,000
  1,050,000 United States Treasury Bonds
             6.125%, 11/15/27 (c).........................      1,080,839
  1,470,000 United States Treasury Bonds
             5.500%, 08/15/28 (c).........................      1,392,134
    250,000 United States Treasury Bonds
             5.250%, 02/15/29 (c).........................        228,593
    250,000 United States Treasury Notes
             5.625%, 09/30/01.............................        251,093
  3,750,000 United States Treasury Notes
             6.250%, 02/28/02 (c).........................      3,810,337
    600,000 United States Treasury Notes
             6.250%, 08/31/02 (c).........................        615,096
    550,000 United States Treasury Notes
             5.875%, 09/30/02.............................        562,287
  1,000,000 United States Treasury Notes
             4.750%, 01/31/03.............................      1,008,440

                See accompanying notes to financial statements.

                                    MSF-102

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)
            U.S. TREASURY--(CONTINUED)
 $  850,000 United States Treasury Notes
             5.750%, 04/30/03...................................   $    871,913
  1,450,000 United States Treasury Notes
             7.250%, 08/15/04...................................      1,556,488
  6,830,000 United States Treasury Notes
             7.875%, 11/15/04 (c)...............................      7,479,943
  6,700,000 United States Treasury Notes
             6.500%, 08/15/05 (c)...............................      7,092,553
  1,150,000 United States Treasury Notes
             5.625%, 02/15/06 (c)...............................      1,180,992
    200,000 United States Treasury Notes
             7.000%, 07/15/06 (c)...............................        216,938
  8,880,000 United States Treasury Notes
             5.625%, 05/15/08 (c)...............................      9,229,606
  1,530,000 United States Treasury Notes
             6.500%, 02/15/10 (c)...............................      1,643,312
                                                                   ------------
                                                                     54,017,535
                                                                   ------------

            YANKEE--4.0%
    230,000 ABN-AMRO Bank NV--New York Branch 7.750%, 05/15/23
             (c)................................................        240,525
     45,000 Asian Development Bank
             5.750%, 05/19/03...................................         45,523
    500,000 Canada Government 6.750%, 08/28/06..................        525,030
  1,000,000 Deutsche Telekom International Finance BV 7.750%,
             06/15/05...........................................      1,044,760
    350,000 Finland Republic 7.875%, 07/28/04...................        377,318
    250,000 Hydro Quebec 7.500%, 04/01/16.......................        266,415
    400,000 Intermediate American Development Bank 8.875%,
             06/01/09...........................................        471,512
    200,000 Intermediate American Development Bank 7.000%,
             06/15/25...........................................        208,470
    200,000 Korea Republic 8.875%, 04/15/08 (c).................        222,416
    350,000 National Australia Bank, Ltd.
             6.600%, 12/10/07...................................        347,704
  1,000,000 Norsk Hydro 6.700%, 01/15/18........................        957,960
  1,000,000 PDVSA Financial, Ltd. 6.450%, 02/15/04..............        990,000
    250,000 Province of Nova Scotia 9.250%, 03/01/20............        312,065
    300,000 Province of Ontario 5.500%, 10/01/08................        291,351
    415,000 Province of Quebec 8.800%, 04/15/03.................        442,468
    350,000 Province of Quebec 7.500%, 07/15/23.................        367,674
    300,000 Republic of Italy 6.000%, 05/29/08..................        299,205
    200,000 Transcanada Pipelines, Ltd. 9.125%, 04/20/06........        222,486
    500,000 United Mexican States 9.875%, 02/01/10..............        547,000
    250,000 United Mexican States 8.375%, 01/14/11..............        251,500
                                                                   ------------
                                                                      8,431,382
                                                                   ------------
            Total Bonds & Notes
             (Identified Cost $198,138,255).....................    199,395,775
                                                                   ------------

SHORT TERM INVESTMENT--4.1%

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)
            DISCOUNT NOTES--4.1%
 $8,600,000 Federal Home Loan Bank 3.940%, 07/02/01..............   $  8,599,059
                                                                    ------------
            Total Short Term Investment
             (Identified Cost $8,599,059)........................      8,599,059
                                                                    ------------
            Total Investments--98.9%
             (Identified Cost $206,737,314) (a)..................    207,994,834
            Other assets less liabilities........................      2,222,066
                                                                    ------------
            TOTAL NET ASSETS--100%...............................   $210,216,900
                                                                    ============

(a)  Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $206,737,314 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 3,000,592
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (1,743,072)
                                                                   -----------
   Net unrealized appreciation.................................... $ 1,257,520
                                                                   ===========

(b)  Non-Income producing security.

(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $25,346,270 with collateral backing valued at $25,862,901.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in institutional buyers. At the period end, the value of these securities amounted to $892,880 or 0.4% of net assets.

                See accompanying notes to financial statements.

                                    MSF-103

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)

ASSETS
 Investments at value................................              $207,994,834
 Cash................................................                 1,878,880
 Receivable for:
 Fund shares sold....................................                 4,587,815
 Dividends and interest..............................                 2,590,497
 Foreign taxes.......................................                       236
 Collateral for securities loaned....................                25,142,945
                                                                   ------------
  Total Assets.......................................               242,195,207
LIABILITIES
 Payable for:
 Fund shares redeemed................................  $     9,283
 Securities purchased................................    6,755,021
 Withholding taxes...................................        1,008
 Return of collateral for securities loaned..........   25,142,945
 Accrued expenses:
 Management fees.....................................       41,331
 Service and distribution fees-- Class B.............        1,135
 Other expenses......................................       27,584
                                                       -----------
  Total Liabilities..................................                31,978,307
                                                                   ------------
NET ASSETS...........................................              $210,216,900
                                                                   ============
 Net assets consist of:
 Capital paid in.....................................              $208,733,461
 Undistributed net investment income.................                 2,400,006
 Accumulated net realized gains (losses).............                (2,174,087)
 Unrealized appreciation (depreciation) on
  investments........................................                 1,257,520
                                                                   ------------
NET ASSETS...........................................              $210,216,900
                                                                   ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($203,724,101 divided by 20,275,433 shares of
 beneficial interest)................................              $      10.05
                                                                   ============
CLASS B
Net asset value and redemption price per share
 ($6,492,698 divided by 651,664 shares of beneficial
 interest)...........................................              $       9.96
                                                                   ============
CLASS E
Net asset value and redemption price per share ($101
 divided by 10 shares of beneficial interest)........              $      10.04
                                                                   ============
Identified cost of investments.......................              $206,737,314
                                                                   ============

Statement of Operations
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME
 Interest................................................          $5,794,296(a)
EXPENSES
 Management fees......................................... $220,304
 Service and distribuiton fees--Class B..................    3,120
 Directors' fees and expenses............................    6,256
 Custodian...............................................   74,812
 Audit and tax services..................................    9,231
 Legal...................................................      427
 Printing................................................   30,601
 Insurance...............................................    2,186
 Miscellaneous...........................................      725
                                                          --------
 Total expenses..........................................             347,662
                                                                   ----------
NET INVESTMENT INCOME....................................           5,446,634
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net........................................            (111,241)
Unrealized appreciation (depreciation) on:
 Investments--net........................................            (153,190)
                                                                   ----------
Net gain (loss)..........................................            (264,431)
                                                                   ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS....          $5,182,203
                                                                   ==========

(a)  Income on securities loaned $20,401.

                See accompanying notes to financial statements.

                                    MSF-104

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $  5,446,634   $  8,936,080
 Net realized gain (loss).......................        (111,241)      (583,476)
 Unrealized appreciation (depreciation).........        (153,190)     6,476,771
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................       5,182,203     14,829,375
                                                    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A........................................      (3,032,285)    (8,943,763)
 Class B........................................         (56,328)             0
 Class E........................................               0              0
                                                    ------------   ------------
 TOTAL DISTRIBUTIONS............................      (3,088,613)    (8,943,763)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      62,286,094     10,612,944
                                                    ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........      64,379,684     16,498,556
NET ASSETS
 Beginning of the period........................     145,837,216    129,338,660
                                                    ------------   ------------
 End of the period..............................    $210,216,900   $145,837,216
                                                    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $  2,400,006   $     41,985
                                                    ============   ============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                                 SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 2001          DECEMBER 31, 2000
                              ------------------------  ----------------------
                                SHARES         $         SHARES         $
                              ----------  ------------  ---------  -----------
CLASS A
 Sales.......................  6,397,729  $ 64,451,620  1,106,980  $11,106,756
 Reinvestments...............    304,446     3,032,285    904,239    8,943,763
 Redemptions................. (1,158,198)  (11,726,561)  (960,016)  (9,437,575)
                              ----------  ------------  ---------  -----------
 Net increase (decrease).....  5,543,977  $ 55,757,344  1,051,203  $10,612,944
                              ==========  ============  =========  ===========
CLASS B
 Sales.......................    805,136  $  8,065,060          0  $         0
 Reinvestments...............      5,690        56,328          0            0
 Redemptions.................   (159,162)   (1,592,738)         0            0
                              ----------  ------------  ---------  -----------
 Net increase (decrease).....    651,664  $  6,528,650          0  $         0
                              ==========  ============  =========  ===========
CLASS E
 Sales.......................         10  $        100          0  $         0
 Reinvestments...............          0             0          0            0
 Redemptions.................          0             0          0            0
                              ----------  ------------  ---------  -----------
 Net increase (decrease).....         10  $        100          0  $         0
                              ==========  ============  =========  ===========
 Increase (decrease) derived
  from capital share
  transactions...............  6,195,651  $ 62,286,094  1,051,203  $10,612,944
                              ==========  ============  =========  ===========

                See accompanying notes to financial statements.

                                    MSF-105

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                           CLASS A                          CLASS B     CLASS E
                          ----------------------------------------------   ----------   --------
                                                            NOVEMBER 9,    JANUARY 2,    MAY 1,
                                           YEAR ENDED         1998(A)       2001(A)     2001(A)
                          SIX MONTHS      DECEMBER 31,        THROUGH       THROUGH     THROUGH
                          ENDED JUNE    ------------------  DECEMBER 31,    JUNE 30,    JUNE 30,
                           30, 2001       2000      1999        1998          2001        2001
                          ----------    --------  --------  ------------   ----------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $   9.90     $   9.45  $  10.06    $ 10.00        $ 9.93      $ 9.97
                           --------     --------  --------    -------        ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.28         0.63      0.48       0.07          0.20        0.00
 Net realized and
  unrealized gain (loss)
  on investments........       0.04         0.45     (0.62)      0.07          0.00        0.07
                           --------     --------  --------    -------        ------      ------
 Total from investment
  operations............       0.32         1.08     (0.14)      0.14          0.20        0.07
                           --------     --------  --------    -------        ------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.17)       (0.63)    (0.47)     (0.08)        (0.17)       0.00
                           --------     --------  --------    -------        ------      ------
 Total distributions....      (0.17)       (0.63)    (0.47)     (0.08)        (0.17)       0.00
                           --------     --------  --------    -------        ------      ------
NET ASSET VALUE, END OF
 PERIOD.................   $  10.05     $   9.90  $   9.45    $ 10.06        $ 9.96      $10.04
                           ========     ========  ========    =======        ======      ======
TOTAL RETURN (%)........        3.2 (b)     11.4      (1.4)       1.4 (b)       2.1 (b)     0.7 (b)
Ratio of operating
 expenses to average net
 assets (%).............       0.39 (c)     0.37      0.40       0.42 (c)      0.64 (c)    0.00 (c)
Ratio of net investment
 income to average net
 assets (%).............       6.18 (c)     6.54      6.06       5.28 (c)      5.93 (c)    0.00 (c)
Portfolio turnover rate
 (%)....................          5 (c)       15        96         11 (c)         5 (c)       5 (c)
Net assets, end of
 period (000)...........   $203,724     $145,837  $129,339    $58,810        $6,493      $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --           --        --       0.59 (c)        --          --

(a)  Commencement of operations.
(b)  Periods less than one year are not computed on an annualized basis.
(c)  Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-106

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--98.5% OF TOTAL NET ASSETS

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           AUSTRALIA--3.0%
     5,400 AMP Division Property Trust...........................   $      6,678
    15,541 AMP, Ltd. ............................................        173,669
     9,798 Amcor, Ltd. (c).......................................         32,957
     5,785 Aristocrat Leisure (c)................................         20,723
     4,916 Australia Gas & Light Co., Ltd. ......................         21,182
    26,455 BHP, Ltd. ............................................        143,158
     9,368 Boral, Ltd. ..........................................         13,694
     3,290 Brambles Industries, Ltd. ............................         80,241
    24,838 Broken Hill Property Co. (c)..........................        131,127
     2,239 CSL, Ltd. ............................................         54,266
    10,954 CSR, Ltd. ............................................         39,518
    15,108 Coca-Cola Amatil, Ltd. ...............................         36,847
     1,086 Cochlear, Ltd. .......................................         21,521
    13,436 Coles Myer, Ltd. .....................................         43,147
    17,565 Commonwealth Bank of Australia........................        304,788
     4,700 Computershare, Ltd. ..................................         14,687
    12,600 David Jones, Ltd. ....................................          7,170
    12,951 ERG, Ltd. ............................................          9,476
     3,899 Faulding (F.H.) & Co., Ltd. ..........................         25,448
    29,052 Fosters Brewing Group, Ltd. ..........................         80,894
     6,300 Futuris Corp., Ltd. ..................................          8,579
    18,700 General Property Trust................................         26,415
     6,300 Hardie James Industries...............................         16,972
     6,446 Howard Smith, Ltd. (c)................................         44,442
     4,500 Iluka Resources.......................................         11,275
     8,004 Leighton Holdings, Ltd. ..............................         33,959
     5,939 Lend Lease Corp. .....................................         37,872
    56,686 MIM Holdings, Ltd. ...................................         34,563
     6,501 Mayne Nickless, Ltd. (c)..............................         21,306
     8,983 Mirvac Group..........................................         16,979
    21,414 National Australia Bank...............................        381,390
     2,600 Newcrest Mining, Ltd. (b).............................          5,930
    29,459 News Corp. ...........................................        269,716
    41,746 Normandy Mining, Ltd. ................................         26,302
     4,931 Onesteel..............................................          2,305
     1,500 Orica, Ltd. ..........................................          3,395
     6,600 Pacific Dunlop, Ltd. .................................          2,817
     1,434 Paperlinx, Ltd. (b)(b)................................          2,958
     5,219 QBE Insurance Group, Ltd. (c).........................         31,318
     3,726 Rio Tinto, Ltd. ......................................         64,635
     9,953 Santos, Ltd. .........................................         32,821
     8,730 Southcorp, Ltd. ......................................         33,748
    13,421 Stockland Trust Group (c).............................         27,434
     6,096 Suncorp-Metway, Ltd. (c)..............................         46,474
     5,667 Tab Corp. Holdings, Ltd. .............................         27,355
   107,507 Telstra Corp. ........................................        293,885
     8,180 Transurban Group......................................         18,704
    16,514 WMC, Ltd. ............................................         80,385
     5,281 Wesfarmers, Ltd. (c)..................................         72,745
    18,800 Westfield Trust.......................................         32,077
    25,025 Westpac Banking Corp. ................................        183,840
           AUSTRALIA--(CONTINUED)
    13,729 Woolworths, Ltd. .....................................   $     76,734
                                                                    ------------
                                                                       3,230,521
                                                                    ------------

           AUSTRIA--0.2%
       300 Austria Tabakwerke AG.................................         20,953
       529 BWT Benckiser W AG....................................         15,002
       100 Bbag Oesterreichische Brau-Beteiligungs...............          3,657
       100 Bohler Uddeholm AG....................................          3,725
       378 Erste Bank Der Ost....................................         18,829
       200 Flughafen Wien AG.....................................          6,476
       120 Generali Holding Vienna AG............................         15,441
       100 Lenzing AG............................................          6,984
       300 Mayr-Melnhof Karton AG................................         13,278
       448 OMV Handels AG........................................         37,547
       461 Oesterreichischet Elektrizitatswirtsch................         38,246
       100 VA Technologie AG.....................................          3,221
     1,298 Wienerberger Baustoffindustrie AG.....................         21,977
                                                                    ------------
                                                                         205,336
                                                                    ------------

           BELGIUM--0.9%
     1,550 Agfa Gevaert NV (c)...................................         22,307
       375 Barco NV..............................................         16,841
       310 Bekaert SA............................................         11,017
       300 Colruyt SA............................................         10,134
       168 D'Ieteren Trading.....................................         26,382
     1,017 Delhaize-Le Lion S.A. ................................         60,138
       735 Electrabel S.A. ......................................        145,103
    10,265 Fortis (b)............................................        247,665
     1,741 GPE Bruxelles Lam.....................................         97,570
       100 Glaverbel S.A. .......................................          7,547
     2,611 Interbrew.............................................         69,848
     3,900 KBC Bankverzekerin NpV................................        138,668
     1,193 Solvay S.A. (c).......................................         59,082
     2,054 UCB S.A. .............................................         71,380
                                                                    ------------
                                                                         983,682
                                                                    ------------

           BERMUDA--0.1%
    22,000 Esprit Holdings.......................................         24,117
    51,000 Johnson Electric Holdings.............................         69,638
    24,000 South China Morning Post..............................         15,847
       533 Union Miniere (c).....................................         21,162
                                                                    ------------
                                                                         130,764
                                                                    ------------

           DENMARK--0.9%
       400 Bang & Olufsen Holdings...............................          9,234
       500 Carlsberg.............................................         18,195
       400 Carlsberg AS-B (c)....................................         16,739
        10 Dampskibsselskabe Svendborg...........................         89,837
        15 Dampskibsselskabet at 1912............................        104,052

                See accompanying notes to financial statements.

                                    MSF-107

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           DENMARK--(CONTINUED)
       800 Danisco...............................................   $     29,294
    10,800 Den Danske Bank.......................................        194,047
       700 FLS Industries (Series B).............................          7,483
       200 Group 4 Falck.........................................         22,857
       500 ISS A/S (b)...........................................         29,282
     1,000 Navision Software A/S (b).............................         21,379
       500 Nkt Holding...........................................          6,823
     5,500 Novo Nordisk As.......................................        243,298
       700 Novozymes A/S (B Shares)..............................         14,607
       800 SAS Danmark A/S (c)...................................          7,414
     2,900 Tele Danmark A/S......................................        104,540
     1,000 Topdanmark A/S........................................         26,439
     1,400 Vestas Wind Systems A/S...............................         65,274
       700 William Demant Holding A/S............................         19,503
                                                                    ------------
                                                                       1,030,297
                                                                    ------------

           FINLAND--1.8%
       600 Amer Group............................................         13,714
       300 Finnlines Oyj.........................................          5,338
     5,000 Fortum Oyj (c)........................................         21,164
       700 Hartwall Oyi Abp (c)..................................         11,242
       200 Instrumentarium Oyj (Class B) (c).....................          5,652
     1,300 Kemira Oyj............................................          6,603
     1,000 Kesko.................................................          7,153
       300 Kone Corp.............................................         20,318
     3,400 Metso Oyj.............................................         37,706
    65,700 Nokia AB Oyj..........................................      1,488,931
     2,600 Outokumpu Oyj.........................................         21,020
       200 Pohjola Insurance Group Series B......................          3,886
       900 Raisio Yhtyma Oyj.....................................          1,074
     1,600 Rautaruukki Oyj (c)...................................          5,472
     4,000 Sampo (c).............................................         34,032
    11,300 Sonera Oyj............................................         88,105
     1,400 Tietoenator Oyj (c)...................................         31,171
     3,300 UPM-Kymmene Oyj.......................................         93,281
       500 Uponor Oyj............................................          7,280
       400 Vartsila Oyj AB (Class B) (c).........................          8,042
                                                                    ------------
                                                                       1,911,184
                                                                    ------------

           FRANCE--10.9%
     2,598 Accor S.A. (c)........................................        109,639
     1,200 Air Liquide...........................................        172,395
     1,441 Alcatel...............................................         17,506
    16,953 Alcatel Optronics.....................................        354,490
    10,991 Aventis S.A. .........................................        877,424
    23,967 Axa...................................................        682,747
       500 BIC...................................................         18,201
     6,153 BNP Paribas (c).......................................        535,477
     4,865 Bouygues S.A. (b).....................................        164,412
     1,851 Cap Gemini............................................        134,761
    10,051 Carrefour.............................................        531,802

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
          FRANCE--(CONTINUED)
    1,340 Casino Guich Perr (c)..................................   $    113,043
    1,149 Cie de St. Gobain (c)..................................        156,119
      463 Club Mediterranee......................................         25,536
      183 Coflexip S.A. (c)......................................         27,561
    1,327 Dassault Systemes SA (c)...............................         51,137
      288 Eridania Beghin-Say....................................         23,650
      162 Essilor Intlnational SA................................         46,355
      510 Eurafrance.............................................         29,575
   14,329 France Telecom SA (c)..................................        682,944
      313 Gecina.................................................         25,928
    2,052 Groupe Danone..........................................        281,593
      269 Imerys (c).............................................         26,644
    9,513 L'Oreal S.A. (c).......................................        614,070
    6,815 LVMH Moet Hennessy Louis Vuitton (b) (c)...............        343,276
    1,841 Lafarge S.A. (c).......................................        157,411
    2,087 Lagardere Sca (c)......................................         98,233
    1,937 Michelin (Class B).....................................         61,279
    1,033 Pechiney International NV..............................         52,470
      713 Pernod Ricard (c)......................................         49,978
      672 Peugeot SA (c).........................................        182,444
    1,613 Pinault-Printemps-Redoute S.A. (c).....................        233,502
    2,232 Publicis S.A. (c)......................................         54,041
      519 SEB S.A. (c)...........................................         24,385
   12,399 STMicroelectronics (c).................................        430,359
      557 Sagem S.A. (c).........................................         27,349
   10,231 Sanofi-Synthelabo S.A. (c).............................        671,244
    2,045 Schneider Electric (c).................................        113,049
      306 Simco..................................................         19,791
    5,897 Society General de France S.A..........................        349,204
    2,124 Sodexho Alliance.......................................         99,166
   14,071 Suez (c)...............................................        452,657
      154 Technip S.A............................................         19,751
    2,288 Thales SA (b)..........................................         82,843
   10,355 Total Fina S.A.........................................      1,449,928
      660 Unibail Sa (c).........................................         35,815
    2,692 Usinor Sacilor (c).....................................         28,236
    1,204 Valeo S.A..............................................         48,609
    1,244 Vinci (c)..............................................         79,248
   15,448 Vivendi Universal......................................        900,403
       70 Zodiac.................................................         16,996
                                                                    ------------
                                                                      11,784,676
                                                                    ------------
          GERMANY--8.6%
      600 Adidas Salomon AG (c)..................................         36,755
    3,450 Allianz Holding AG (c).................................      1,006,895
    8,700 BASF AG................................................        343,215
   10,300 Bayer AG...............................................        404,155
    7,254 Bayerishe Hypo-und Vereinsbank AG......................        358,634
    1,100 Beiersdorf AG (c)......................................        115,006
    1,050 Bilfinger & Berger Bau-AG (c)..........................         18,667

                See accompanying notes to financial statements.

                                    MSF-108

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           GERMANY--(CONTINUED)
       100 Boss Hugo AG..........................................   $     27,894
       660 Buderus AG............................................         15,086
     1,800 Continental AG........................................         24,655
     1,950 D Logistics...........................................         23,111
    14,050 DaimlerChrysler AG....................................        645,263
     8,650 Deutsche Bank AG......................................        619,801
    41,100 Deutsche Telekom AG...................................        936,651
       600 Douglas Holdings AG...................................         16,183
     7,300 Dresdner Bank AG (c)..................................        333,407
     1,700 Dyckerhoff AG.........................................         31,532
     1,100 EM.TV & Merchandising AG..............................          2,095
    10,680 EON Bank AG (c).......................................        560,020
       700 Epcos.................................................         38,110
     4,900 FAG Kugelfischer Georg Schaefer AG....................         31,111
     1,300 Fresenius Medical Care AG (c).........................         91,234
     1,200 GEHE AG (c)...........................................         46,629
       782 Heidelberger Zement AG................................         33,597
     1,000 Hochtief AG (c).......................................         16,889
     3,000 Kamps AG..............................................         27,276
     1,300 Karstadt Quelle AG (c)................................         38,486
     1,350 Linde AG..............................................         57,337
     4,600 Lufthansa AG (c)......................................         72,471
     1,750 MAN AG................................................         37,482
       950 MAN AG (Non-Voting)...................................         16,246
     2,100 Merck KGaA............................................         72,943
     4,750 Metro AG (c)..........................................        177,415
     2,450 Muenchener Ruckverssicherungs AG (c)..................        682,789
     2,650 Preussag AG...........................................         80,314
     1,700 ProSieben Media AG (c)................................         24,638
     7,500 RWE AG................................................        298,287
       500 RWE AG (Non-Voting)...................................         15,450
     4,450 SAP AG (c)............................................        617,485
       400 SGL Carbon (c)........................................         13,951
     2,750 Schering AG...........................................        144,340
    12,400 Siemens AG............................................        761,063
     6,400 Thyssen Krupp AG......................................         83,979
     4,400 Volkswagen AG (c).....................................        206,731
     1,250 Volkswagen AG (Non-Voting) (c)........................         38,095
     3,266 WCM Beteil & Grundbe (c)..............................         34,976
                                                                    ------------
                                                                       9,278,349
                                                                    ------------

           GREECE--0.3%
     1,800 Alpha Bank............................................         37,852
     1,700 Bank of Piraeus.......................................         18,393
     1,600 Coca Cola Hell Bot....................................         18,421
       900 Commercial Bank of Greece.............................         32,351
     1,700 EFG Eurobank Ergas....................................         21,587
     2,800 Hellenic Petroleum....................................         15,313
     1,500 Interamerican.........................................         25,448
     1,300 Intracom..............................................         18,907
     2,400 National Bank of Greece...............................         70,380

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           GREECE--(CONTINUED)
     3,300 Ote Hellenic Tlcm.....................................   $     43,302
     3,400 Panafon Hellenic T....................................         18,421
     2,300 Viohalco..............................................         21,418
                                                                    ------------
                                                                         341,793
                                                                    ------------

           HONG KONG--1.9%
    21,000 Bank of East Asia, Ltd. ..............................         48,733
    33,500 CLP Holdings..........................................        140,878
    39,000 Cathay Pacific Air....................................         52,503
    46,000 Giordano International, Ltd. .........................         24,181
    20,000 Hang Lung Devel Co. ..................................         19,488
    25,800 Hang Seng Bank........................................        264,628
    19,000 Henderson Land Development Co. .......................         84,042
    85,879 Hong Kong & China Gas Co., Ltd. ......................        108,455
    48,000 Hong Kong & Shanghai Hotels...........................         22,155
    16,000 Hopewell Holdings (c).................................         10,052
    59,400 Hutchison Whampoa, Ltd. ..............................        599,740
    15,000 Hysan Development Co. ................................         19,136
    40,000 Li & Fung, Ltd. ......................................         65,644
    26,000 New World Development Co. ............................         31,668
   205,844 Pacific Century (c)...................................         58,721
    37,000 Shangri La Asia, Ltd..................................         32,732
    60,000 Sino Land Co. (c).....................................         25,001
    34,000 Sun Hung Kai Properties, Ltd. ........................        306,233
    20,000 Swire Pacific, Ltd. ..................................        103,595
     4,000 Television Broadcasts.................................         16,821
     4,000 Varitronix International, Ltd. .......................          2,564
    38,000 Wharf Holdings........................................         79,170
                                                                    ------------
                                                                       2,116,140
                                                                    ------------

           IRELAND--0.7%
    11,700 Allied Irish Banks, Plc. .............................        130,744
     6,948 CRH, Plc. ............................................        116,462
     1,600 DCC, Plc. ............................................         14,899
    25,400 Eircom, Plc. .........................................         27,954
     4,600 Elan Corp. (b)........................................        284,277
     6,000 Independent Newspapers, Plc. .........................         11,937
       300 Iona Technologies.....................................         11,556
     3,300 Irish Life & Permanent, Plc. .........................         38,553
    11,700 Jefferson Smurfit, Plc. (b)...........................         21,592
     3,400 Jurys Doyle Hotel, Plc. ..............................         25,185
     2,400 Kerry Group, Plc. ....................................         27,429
     5,600 Ryanair Holdings, Plc. ...............................         58,074
    18,700 Waterford Wedgewood, Plc. ............................         17,097
                                                                    ------------
                                                                         785,759
                                                                    ------------

           ITALY--4.4%
    13,500 Alitalia Linee Aeree Italiane SpA (c).................         16,457
     2,900 Arnoldo Mondadori Ediore SpA (c)......................         20,647
    17,200 Assicuraziono Generali SpA (c)........................        516,913
     4,200 Autogrill SpA (c).....................................         45,263

                See accompanying notes to financial statements.

                                    MSF-109

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           ITALY--(CONTINUED)
    16,600 Autostrade SpA........................................   $    107,786
    78,700 Banca Intesa SpA (c)..................................        277,826
     5,300 Banca Populare di Milano SpA (c)......................         20,864
    19,100 Bca Di Roma (c).......................................         58,210
     5,230 Benetton Group SpA (c)................................         70,132
    24,550 Bipop Carire (c)......................................         92,277
     4,600 Bulgari (c)...........................................         48,171
     7,124 Cementir SpA..........................................         19,540
   101,600 ENEL SpA (c)..........................................        310,500
    55,800 Eni SpA (c)...........................................        680,233
     5,020 FIAT SpA (c)..........................................         98,170
     1,300 FIAT SpA Priv. .......................................         16,860
     1,400 FIAT SpA RNC..........................................         16,687
     3,800 Gr Ed L Espresso (c)..................................         14,348
    10,500 Impregilo SpA (c).....................................          5,760
    12,800 Intesa BCI SpA........................................         29,257
     1,352 Italcementi SpA (c)...................................         10,576
     2,080 Italcementi di Risp (EUR).............................          7,431
     4,500 Italgas Societa Italiane (c)..........................         39,429
     5,070 LA Rinascente SpA (c).................................         21,890
     2,100 LA Rinascente SpA.....................................          6,933
    15,700 Mediaset SpA (c)......................................        132,113
     8,300 Mediobanca SpA (c)....................................         88,674
     8,788 Parmalat Finanz (c)...................................         23,435
    29,000 Pirelli SpA (c).......................................         80,771
    10,180 RAS (c)...............................................        125,134
    13,084 SNIA SpA (c)..........................................         23,704
    19,600 Sao Paolo Imi SpA (c).................................        251,213
     1,500 Societa Assicuratrice Industrale SpA (c)..............         22,921
       950 Societa Assicuratrice Industrale SpA--RNC.............          7,825
   119,700 Telecom Italia Mobile SpA (c).........................        610,030
    10,600 Telecom Italia SpA (c)................................         50,611
    51,600 Telecom Italia SpA--RNC (c)...........................        463,038
     2,000 Tiscali SpA (c).......................................         16,914
    70,100 Unicredito Italiano SpA (c)...........................        300,875
                                                                    ------------
                                                                       4,749,418
                                                                    ------------

           JAPAN--24.0%
     7,000 77Th Bank.............................................         39,570
     2,000 Acom Co., Ltd. .......................................        176,562
     1,300 Advantest.............................................        111,430
    10,000 Ajinomoto Co., Inc. ..................................        107,284
     2,000 Alps Electric Co. (c).................................         18,634
     4,000 Amada Co. ............................................         20,238
     2,000 Amano Corp. ..........................................         15,010
     1,000 Aoyama Trading Co. (c)................................         13,439
    38,000 Asahi Bank............................................         82,267
     8,000 Asahi Breweries (c)...................................         89,740
    20,000 Asahi Chemical Industry Co. ..........................         84,031
    17,000 Asahi Glass Co. ......................................        141,217
     1,100 Asatsu, Inc. .........................................         22,315

                                                                        VALUE
  SHARES                                                              (NOTE 1A)

           JAPAN--(CONTINUED)
    17,000 Ashikaga Bank (b).......................................  $    25,899
       700 Autobacs Seven Co. .....................................       19,364
    14,000 Bank of Yokohama........................................       57,026
     1,300 Benesse Corp. ..........................................       40,757
    12,000 Bridgestone Corp. ......................................      125,566
     1,000 CSK Corp. ..............................................       31,111
    12,000 Canon, Inc. ............................................      484,943
     5,000 Casio Computer Co. .....................................       29,066
        31 Central Japan Railway...................................      192,638
     3,000 Chugai Pharmaceutical Co. (c)...........................       45,632
     7,000 Chuo Mitsui Trust (c)...................................       12,404
     3,000 Citizen Watch Co. ......................................       18,282
     6,000 Cosmo Oil Co. ..........................................       14,914
    11,000 Dai-Nippon Printng Co. .................................      134,241
     6,000 Daicel Chemical Industries..............................       20,976
     8,000 Daiei, Inc. (b) (c).....................................       15,203
     2,000 Daifuku Co. ............................................        9,911
     4,000 Daiichi Pharm Co. ......................................       92,531
     4,000 Daikin Industries.......................................       74,089
     3,000 Daikyo, Inc. (b) (c)....................................        4,186
     4,000 Daimaru, Inc. ..........................................       16,774
     9,000 Dainippon Ink & Chemicals, Inc. (c).....................       25,257
     7,000 Dainippon Screen Manufacturing Co. (b)..................       29,186
     2,000 Daito Trust.............................................       33,917
    20,000 Daiwa Bank (c)..........................................       25,979
     7,000 Daiwa House Industries..................................       54,893
     2,000 Daiwa Kosho Lease.......................................        5,452
    19,000 Daiwa Securities Group, Inc. ...........................      198,812
     8,000 Denki Kagaku Kogyo......................................       27,134
    13,000 Denso Corp..............................................      248,084
        56 East Japan Railway......................................      323,296
     4,000 Ebara Corp (c)..........................................       33,067
     4,000 Eisai Co. ..............................................       89,644
     3,300 Fanuc, Ltd. ............................................      164,318
     1,000 Fuji Machine Manufacturing..............................       18,322
     7,000 Fuji Photo Film Co. ....................................      301,967
       400 Fuji S Ware Abc.........................................       23,510
         6 Fuji Television Network, Inc. ..........................       34,495
     5,000 Fujikura (c)............................................       30,469
    27,000 Fujitsu.................................................      283,605
     6,000 Fukuoka Bank Of (c).....................................       26,941
     9,000 Furukawa Electric Co., Ltd. ............................       71,803
     5,000 Gunma Bank (c)..........................................       23,854
     6,000 Gunze, Ltd. ............................................       24,103
     4,000 Hankyu Dept Stores......................................       23,798
    11,000 Haseko Corp (b) (c).....................................        3,793
       500 Hirose Electric.........................................       38,087
    47,000 Hitachi.................................................      461,650
    21,000 Hitachi Zosen Corp......................................       19,869
     8,000 Hokuriku Bank (b) (c)...................................       14,689
    14,000 Honda Motor Co. ........................................      615,160

                See accompanying notes to financial statements.

                                    MSF-110

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
          JAPAN--(CONTINUED)
    2,000 House Food Corp. .......................................  $     21,890
    1,500 Hoya Corp ..............................................        95,016
    3,000 Inax Corp. .............................................        20,615
    2,000 Isetan Co. .............................................        21,168
    5,000 Ishihara Sangyo (c).....................................        11,226
   17,000 Ishikawajima-Harima Heavy Industries Co. (b)............        41,984
   20,000 Itochu Corp (b).........................................        81,305
    2,000 JGC Corp (c)............................................        16,678
   25,000 Japan Air Lines Co. ....................................        80,383
   12,000 Japan Energy Corp (b)...................................        25,402
       28 Japan Tobacco, Inc. ....................................       193,079
    5,000 Jusco Co. ..............................................       110,251
      600 Kadokawa Shoten Publishing..............................        10,199
   11,000 Kajima Corp (c).........................................        28,048
    3,000 Kaken Pharm (c).........................................        25,570
    7,000 Kamigumi Co. ...........................................        34,238
    6,000 Kanebo (b)..............................................        15,684
    4,000 Kaneka Corp.............................................        36,210
   13,200 Kansai Electric Power...................................       223,853
    9,000 Kao Corp................................................       223,709
    1,000 Katokichi Co. ..........................................        23,654
   24,000 Kawasaki Heavy Industry (b).............................        39,642
   15,000 Kawasaki Kisen Kaisha, Ltd. ............................        28,505
   49,000 Kawasaki Steel (c)......................................        58,148
    9,000 Keihin Electric Express Railway (c).....................        39,041
    3,000 Kikkoman Corp...........................................        19,965
    2,000 Kinden Corp. ...........................................        12,428
   23,540 Kinki Nippon Railway Co. ...............................        94,375
   15,000 Kirin Brewery Co. ......................................       127,610
    2,000 Kokuyo Co. .............................................        21,008
   13,000 Komatsu.................................................        59,624
    1,000 Komori Corp. ...........................................        13,631
    1,600 Konami Co. .............................................        72,998
    6,000 Konica Corp. ...........................................        44,068
    2,000 Koyo Seiko Co. (c)......................................        10,151
   19,000 Kubota Corp. ...........................................        75,564
    5,000 Kuraray Co. ............................................        37,205
    4,000 Kureha Chemical Industry Co. (c)........................        13,022
    1,000 Kurita Water Industries.................................        13,759
    2,600 Kyocera Corp............................................       229,322
    3,000 Kyowa Exeo Corp (c).....................................        24,464
    5,000 Kyowa Hakko Kogyo (c)...................................        33,276
    1,000 Maeda Road Construction.................................         4,009
    3,000 Makino Milling Machine..................................        12,773
    3,000 Makita Corp. (c)........................................        18,907
   22,000 Marubeni Corp. .........................................        42,336
    6,000 Marui Co. ..............................................        86,597
   29,000 Matsushita Electric Industry............................       453,897
    3,000 Meiji Milk Product......................................        11,907
    5,000 Meiji Seika Kaisha......................................        26,621
      400 Meitec Corp. ...........................................        13,374

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
          JAPAN--(CONTINUED)
    5,000 Minebea Co. ............................................  $     32,915
   29,000 Mitsubishi Chemical.....................................        77,665
   23,000 Mitsubishi Corp. .......................................       185,342
   28,000 Mitsubishi Electric Corp. ..............................       138,748
   18,000 Mitsubishi Estate.......................................       165,545
    7,000 Mitsubishi Gas & Chemical...............................        28,120
   48,000 Mitsubishi Heavy Industry...............................       218,994
    2,000 Mitsubishi Logistc......................................        18,217
   12,000 Mitsubishi Material (c).................................        25,690
    9,000 Mitsubishi Rayon........................................        31,969
       83 Mitsubishi Tokyo Finance................................       692,135
   21,000 Mitsui & Co. ...........................................       141,273
   10,000 Mitsui Engineering & Shipbuilding (b)...................        15,475
   11,000 Mitsui Fudosan Co. .....................................       118,542
   11,000 Mitsui Marine & Fire Insurance..........................        56,272
    6,000 Mitsui Mining Co. ......................................        26,508
    8,000 Mitsukoshi, Ltd. (b) (c)................................        33,163
      129 Mizuho Holdings.........................................       599,925
    2,000 Mori Seiki, Co. ........................................        16,357
    3,300 Murata Manufactoring Co. ...............................       219,355
    6,000 Mycal Corp (c)..........................................         6,543
   23,000 NEC Corp. ..............................................       310,747
    4,000 NGK Insulators..........................................        35,120
    4,000 NGK Spark Plug Co. (c)..................................        37,525
      800 NIDEC Corp. (c).........................................        41,631
    3,000 NOF Corp................................................         6,543
    6,000 NSK.....................................................        25,931
    5,000 NTN Corp................................................        13,872
    1,100 Namco...................................................        19,757
    1,200 Nichiei Co. (b) (c).....................................        10,488
    3,000 Nichirei Corp (c).......................................        11,474
    6,000 Nikon Corp..............................................        56,962
    2,000 Nintendo Co. ...........................................       364,028
    2,000 Nippon COMSYS Corp. ....................................        27,102
   16,000 Nippon Express Co. .....................................        72,228
    5,000 Nippon Light Metal (c)..................................         5,773
    3,000 Nippon Meat Packers.....................................        36,347
   20,000 Nippon Mitsubishi Oil...................................       112,897
    5,000 Nippon Sheet Glass......................................        29,106
    2,000 Nippon Shokubai Co. ....................................         8,948
   99,000 Nippon Steel Corp.......................................       150,029
    6,000 Nippon Suisan (c).......................................        11,594
      181 Nippon Telephone & Telegraph Corp. .....................       943,346
       11 Nippon Unipac Holdings..................................        61,740
   19,000 Nippon Yusen Kabushiki Kaisha...........................        75,259
    8,000 Nishimatsu Construction Co. (c).........................        30,918
   56,000 Nissan Motor Co. (b)....................................       386,608
    2,000 Nisshin Flour Mill......................................        14,882
    5,000 Nisshinbo Industries, Inc. .............................        25,819
    2,000 Nissin Food Products....................................        41,695
    2,000 Nitto Denko Corp........................................        57,731

                See accompanying notes to financial statements.

                                    MSF-111

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        JAPAN--(CONTINUED)
 27,000 Nomura Securities........................................  $     517,417
  2,000 Noritake Co. ............................................         11,001
  8,000 Obayashi Corp............................................         31,111
 16,000 Oji Paper Co. ...........................................         79,156
  2,000 Okuma Corp. .............................................          5,164
  5,000 Okumura Corp (c).........................................         18,402
  3,000 Olympus Optical Co. .....................................         48,061
  3,000 Omron Corp...............................................         54,243
  4,000 Onward Kashiyama.........................................         43,363
  4,000 Orient Corp (b)..........................................          7,441
  1,400 Oriental Land Co., Ltd...................................        103,949
  1,100 Orix Corp................................................        106,987
 34,000 Osaka Gas Co. ...........................................        109,593
 12,000 Penta-Ocean Construction.................................         16,453
  3,000 Pioneer Electonic Corp...................................         91,167
  1,700 Promise Co. .............................................        140,127
  1,600 Rohm Co. ................................................        248,630
  1,000 SMC Corp.................................................        107,044
  4,000 Sanden Corp..............................................         16,037
  6,000 Sankyo Co. ..............................................        108,246
  1,000 Sanrio Co. (c)...........................................         13,150
  4,000 Sanwa Shutter Corp.......................................         11,193
 25,000 Sanyo Electric Co. ......................................        157,959
 10,000 Sapporo Breweries (c)....................................         32,073
  3,500 Secom Co. ...............................................        195,324
  2,000 Sega Enterprises (b) (c).................................         35,441
  2,000 Seino Transportn (c).....................................         13,006
  6,000 Seiyu, Ltd. (b)..........................................         17,849
 10,000 Sekisui Chemical (c).....................................         41,374
  9,000 Sekisui House............................................         76,422
 15,000 Sharp Corp...............................................        204,465
  1,000 Shimachu Co. ............................................         14,802
    300 Shimamura Co. ...........................................         15,636
  1,500 Shimano, Inc. ...........................................         22,106
 12,000 Shimizu Corp (c).........................................         48,975
  6,000 Shin-Etsu Chemical Co. ..................................        220,341
  5,000 Shionogi & Co. ..........................................        104,237
  5,000 Shiseido Co. ............................................         46,907
 10,000 Shizuoka Bank............................................         83,871
  1,000 Sho-Bond Corp............................................         11,202
 19,000 Showa Denko K.K..........................................         27,118
  6,000 Showa Shell Sekiyu (c)...................................         34,976
  2,000 Skylark Co. .............................................         56,930
  8,000 Snow Brand Milk Products (c).............................         26,300
  4,700 Softbank Corp. (c).......................................        154,135
 12,900 Sony Corp. ..............................................        848,170
 77,000 Sumitomo Bank............................................        635,927
 21,000 Sumitomo Chemical........................................         94,800
 14,000 Sumitomo Corp. ..........................................         97,999
 10,000 Sumitomo Electric Industries.............................        113,378
  2,000 Sumitomo Forestry........................................         12,749

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           JAPAN--(CONTINUED)
    17,000 Sumitomo Heavy Industry (c)............................  $     23,718
     9,000 Sumitomo Marine & Fire Insurance.......................        50,298
    47,000 Sumitomo Metal Industries (b)..........................        28,264
     8,000 Sumitomo Metal Mining..................................        37,397
     4,000 Sumitomo Osaka Cement (c)..............................         8,339
     9,000 Taiheiyo Cement........................................        19,051
    18,000 Taisei Corp............................................        43,876
     5,000 Taisho Pharmaceutical Co. .............................        94,014
     2,000 Taiyo Yuden Co. .......................................        53,241
     4,000 Takara Shuzo Co. (c)...................................        52,696
     5,000 Takashimaya Co. .......................................        34,879
    12,000 Takeda Chemical Industries, Ltd. ......................       558,070
     2,100 Takefuji Corp. ........................................       190,778
     1,000 Takuma Co. ............................................        10,023
    14,000 Teijin.................................................        78,691
     5,000 Teikoku Oil Co. (c)....................................        24,776
     3,000 Terumo Corp............................................        55,085
     1,000 Tis, Inc. .............................................        38,888
    12,000 Tobu Railway Co. ......................................        38,391
    11,000 Toda Corp. ............................................        38,191
     2,000 Toei Co. (c)...........................................         7,088
       200 Toho Co. ..............................................        23,894
     8,000 Tohoku Electric Power..................................       130,537
    21,000 Tokio Marine & Fire Insuance...........................       196,166
     1,000 Tokyo Broadcasting System..............................        19,244
     2,000 Tokyo Dome Corp (b)....................................         5,934
    18,900 Tokyo Electric Power...................................       489,490
     2,300 Tokyo Electron.........................................       139,237
    39,000 Tokyo Gas Co. (c)......................................       118,518
     3,000 Tokyo Style Co.........................................        33,436
    16,000 Tokyu Corp. (c)........................................        87,239
    10,000 Toppan Printing Co. ...................................       102,874
    17,000 Toray Industries, Inc. ................................        67,882
    45,000 Toshiba Corp. .........................................       237,781
     7,000 Tosoh Corp (c).........................................        20,431
     4,000 Tostem Corp (c)........................................        65,750
     4,000 Toto, Ltd. (c).........................................        27,871
     4,000 Toyo Seikan Kaisha.....................................        57,282
     6,000 Toyobo Co. ............................................        12,124
    51,600 Toyota Motor Corp. ....................................     1,816,325
       600 Trans Cosmos, Inc. ....................................        24,295
     2,000 Tsubakimoto Chain (c)..................................         6,463
     2,000 UNY Co. ...............................................        20,398
    15,000 Ube Industries.........................................        30,309
       700 Uni-Charm Corp. .......................................        22,676
     3,000 Wacoal Corp............................................        32,113
       400 World Co. (c)..........................................        12,829
     3,000 Yakult Honsha Co. .....................................        32,354
     2,000 Yamaha Corp. ..........................................        20,158
     5,000 Yamanouchi Pharmaceutical..............................       140,319
     6,000 Yamato Transport.......................................       125,806

                See accompanying notes to financial statements.

                                    MSF-112

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         JAPAN--(CONTINUED)
   2,000 Yamazaki Baking Co. ....................................   $     14,577
   4,000 Yokogawa Electric.......................................         35,601
                                                                    ------------
                                                                      25,970,924
                                                                    ------------
         NETHERLANDS--5.6%
  20,594 ABN-AMRO Holdings NV....................................        386,864
  18,439 AEGON NV................................................        519,027
   6,212 ASM Lithography Holding NV (b)..........................        139,307
  11,339 Ahold Koninklijke NV....................................        355,171
   3,873 Akzo Nobel NV...........................................        163,937
   1,416 Buhrmann NV.............................................         13,354
  10,512 Elsevier NV.............................................        130,817
   7,868 Getronics NV............................................         32,638
   1,186 Hagemeyer NV............................................         22,842
   5,482 Heineken NV.............................................        221,045
     362 IHC Caland NV...........................................         18,234
  13,779 ING Bank NV.............................................        900,525
     729 KLM NV..................................................         12,837
  16,891 Koninklijke Kpn NV (c)..................................         95,805
  17,701 Koninklijke Philips Electronics NV......................        469,182
   1,268 Oce NV..................................................         13,311
   1,550 Qiagen NV...............................................         34,117
  29,704 Royal Dutch Petroleum (c)...............................      1,709,452
   7,016 TNT Post Groep NV.......................................        146,409
   8,076 Unilever NV (c).........................................        484,050
   1,383 Vedior NV...............................................         12,527
   1,571 Vendex Kbb NV Cva.......................................         19,949
   1,028 Vopak Koninklijke NV....................................         21,104
   3,760 Wolters Kluwer NV.......................................        101,063
                                                                    ------------
                                                                       6,023,567
                                                                    ------------
         NEW ZEALAND--0.1%
  55,400 Brierley Investments....................................         14,694
  33,200 Carter Holt Harvey (c)..................................         22,681
   8,500 Fletcher Building.......................................          8,096
  18,000 Fletcher Challenge (Forest Division)....................          2,170
  20,500 Telecom Corp. of New Zealand............................         46,381
   8,500 Warehouse Group (c).....................................         18,616
                                                                    ------------
                                                                         112,638
                                                                    ------------
         NORWAY--0.5%
     900 Bergesen D.Y. ASA (c)...................................         16,389
  10,700 Den Norske Bank ASA (c).................................         46,419
     700 Elkem ASA (c)...........................................         11,585
   1,200 Frontline, Ltd..........................................         20,567
   4,000 Kvaerner ASA (c)........................................         28,065
   1,300 Merkantildata ASA (b)...................................          2,158
   3,500 Norsk Hydro ASA.........................................        148,278
   1,800 Norske Skogsindust (c)..................................         27,283
     300 Opticom AS..............................................         19,088
   2,800 Orkla ASA...............................................         50,688

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           NORWAY--(CONTINUED)
     2,800 Petroleum Geo-Services (b)............................   $     28,343
     1,200 Schibsted ASA.........................................         11,890
     1,400 Smedvig ASA...........................................         12,747
     3,100 Storebrand ASA (c)....................................         22,082
     6,200 Telenor As............................................         25,569
     1,900 Tomra Systems ASA.....................................         29,918
                                                                    ------------
                                                                         501,069
                                                                    ------------
           PORTUGAL--0.4%
     7,794 BPI-SGPS S.A. ........................................         18,079
    30,369 Banco Comercial Portugues.............................        113,121
     2,517 Banco Espirito Santo & Comercial S.A. ................         34,412
     3,577 Brisa-Auto Estradas de Portugal S.A. .................         30,282
     1,943 Cimpor-Cimento de Portugal S.A. ......................         37,668
    41,063 Electricidade de Portugal S.A. .......................         98,030
     2,349 Jeronimo Martins SGPS S.A. ...........................         15,113
    35,048 Portucel Emp Prod.....................................         28,187
    15,879 Portugal TCOM SGPS....................................          2,151
    15,879 Portugal Telecom S.A. ................................        110,767
    18,000 Sonae SGPS S.A. ......................................         13,105
                                                                    ------------
                                                                         500,915
                                                                    ------------
           SINGAPORE--0.9%
    22,000 Capitaland............................................         30,187
    13,000 Chartered Semiconductor Manufacturing,
            Ltd. (c).............................................         32,537
    12,000 City Developments.....................................         46,434
     4,000 Creative Technology...................................         33,590
     3,000 Cycle & Carriage......................................          5,269
    18,978 DBS Group Holdings, Inc. (c)..........................        139,578
     8,000 Fraser & Neave........................................         34,908
    16,000 Keppel Corp...........................................         31,790
    15,000 Neptune Orient Lines (b)..............................         11,526
    13,000 Omni Industries (c)...................................         28,826
     3,000 Overseas Union Enterprise (c).........................         13,584
    15,400 Overseas-Chinese Banking Corp. (c)....................        100,584
     8,000 Parkway Holdings......................................          4,127
    24,000 Sembcorp Industries (c)...............................         21,208
    18,000 Singapore Airlines....................................        124,482
     4,000 Singapore Press Holdings, Ltd.........................         43,909
    35,000 Singapore Technologies Engineering....................         49,562
    86,000 Singapore Telecommunications, Ltd. (c)................         89,684
    73,000 United Industrial Corp................................         34,057
    12,392 United Overseas Bank (c)..............................         78,217
    11,000 United Overseas Land, Ltd. ...........................         11,290
     2,000 Venture Manufactoring, Ltd. (c).......................         13,282
                                                                    ------------
                                                                         978,631
                                                                    ------------
           SPAIN--3.0%
       600 ACS Actividades S.A. (c)..............................         16,630

                See accompanying notes to financial statements.

                                    MSF-113

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           SPAIN--(CONTINUED)
       980 Acerinox S.A. (c).....................................   $     27,212
     2,788 Aguas de Barcelona (c)................................         38,401
     4,142 Altadis S.A...........................................         59,049
     3,094 Autopistas Cesa (c)...................................         28,131
     1,354 Azucarera Ebro SA.....................................         15,199
    63,149 Banco Central Hispanamericano S.A. ...................        572,020
    44,727 Banco de Bilbao Vizcaya Argentaria....................        578,567
     1,237 Corporacion Mapfre CIA Internacional..................         25,855
       400 Cortefiel S.A.........................................          5,621
    14,807 Endesa S.A. (c).......................................        236,161
     1,329 Fomento de Construcciones & Contratas.................         25,314
     6,179 Gas Natural SDG S.A. (c)..............................         99,911
     1,973 Grupo Dragados S.A. ..................................         24,804
    13,174 Iberdrola S.A. (c)....................................        168,963
     1,512 Metrovacesa S.A. .....................................         21,504
     1,919 Prosegur Seguridad....................................         24,775
    17,387 Repsol S.A. (c).......................................        287,025
     3,068 Sol Melia S.A. (c)....................................         27,167
    64,583 Telefonica S.A. (b)...................................        796,050
     3,300 Telepizza.............................................          6,146
     3,491 Union Electric Fenosa.................................         65,166
       900 Uralita...............................................          4,686
     3,421 Vallehermoso S.A......................................         21,808
       700 Viscofan S.A..........................................          2,785
     3,152 Zardoya Otis S.A......................................         28,285
     2,261 Zeltia S.A............................................         23,007
                                                                    ------------
                                                                       3,230,242
                                                                    ------------
           SWEDEN--2.2%
     5,000 Assa Abloy............................................         71,428
     1,500 AssiDoman AB (c)......................................         31,144
     1,800 Atlas Copco AB........................................         35,636
     1,100 Atlas Copco AB (Series B).............................         21,473
     1,900 Drott AB..............................................         19,812
     4,500 Electrolux AB.........................................         62,218
     2,400 Gambro AB.............................................         14,662
    11,550 Hennes & Mauritz AB (c)...............................        197,893
   110,600 LM Ericsson Telephone.................................        604,564
       700 Modern Time Group (c).................................         15,756
     2,000 Netcom AB (b) (b).....................................         64,952
    41,662 Nordic Baltic Holding.................................        237,303
       800 OM Gruppen AB.........................................         10,142
       500 SKF AB................................................          7,304
     2,000 SKF AB (Series B) (c).................................         31,511
     3,300 SSAB Svenskt Stal AB..................................         28,498
     3,800 Sandvik AB............................................         76,454
       500 Sapa AB...............................................          7,304
     5,000 Securitas AB (c)......................................         87,506
     8,900 Skand Enskilda BKN....................................         84,625
    13,700 Skandia Forsaekrings (c)..............................        125,861
     5,600 Skanska AB............................................         52,990

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           SWEDEN--(CONTINUED)
     3,000 Svenska Cellulosa AB..................................   $     63,528
     8,800 Svenska Handelsbanken.................................        125,714
     1,000 Svenska Handelsbanken (Series B)......................         14,010
     5,900 Swedish Match.........................................         27,643
    21,000 Telia (a) (c).........................................        106,109
     4,100 Trelleborg AB (Class B)...............................         30,886
     2,300 Volvo AB..............................................         33,597
     3,800 Volvo AB (Series B)...................................         56,904
     3,000 WM-Data AB............................................          8,902
                                                                    ------------
                                                                       2,356,329
                                                                    ------------
           SWITZERLAND--6.6%
    16,220 Abb, Ltd. ............................................        245,463
     2,400 Adecco S.A. (c).......................................        112,966
       350 Ascom Holding AG......................................         16,143
       140 Charles Vogele Holdings...............................         15,578
     4,210 Credit Suisse Group...................................        692,159
       130 Fischer Georg AG......................................         31,282
        60 Forbo Holdings AG.....................................         25,471
       146 Givaudan AG (b).......................................         40,493
       700 Holcim................................................         34,350
       355 Holcim (Class B)......................................         72,290
       600 Kudelski S.A..........................................         50,407
        42 Kuoni Reisen Holdings.................................         16,264
        70 Logitech International................................         22,433
        90 Lonza Group AG........................................         52,527
     5,435 Nestle S.A. ..........................................      1,155,125
    40,350 Novartis AG...........................................      1,460,350
        50 Publigroupe S.A. .....................................         17,693
     2,159 Roche Holdings AG.....................................        175,978
     9,825 Roche Holdings AG (Bearer)............................        707,894
       270 Sairgroup (c).........................................         16,224
        21 Schindler Holdings AG.................................         28,018
         8 Schindler Holdings AG (Registered)....................          8,902
       198 Schweizerische Rueckversicherungs-Geselschaft (c).....        395,702
       100 SGS Holding...........................................         18,082
        40 Sulzer AG.............................................         12,730
       170 Swatch Group..........................................         36,178
        40 Swatch Group (Series B)...............................         40,059
       990 Swisscom AG...........................................        235,746
     1,648 Syngenta AG...........................................         86,647
     6,200 UBS AG................................................        888,250
       150 Unaxis Holding AG.....................................         21,114
        80 Valora Holdings AG....................................         14,199
     1,173 Zurich Financial Servicess AG.........................        400,060
                                                                    ------------
                                                                       7,146,777
                                                                    ------------
           UNITED KINGDOM--21.5%
     7,852 3i Group..............................................        117,719
     3,900 AWG, Plc. ............................................         32,910

                See accompanying notes to financial statements.

                                    MSF-114

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           UNITED KINGDOM--(CONTINUED)
    19,894 Abbey National Plc. ...................................  $    348,338
     7,680 Airtours, Plc. ........................................        31,215
     3,304 Amec...................................................        23,466
    10,793 Amvescap, Plc. ........................................       187,464
    18,179 Arm Holdings, Plc. (b).................................        68,647
    24,698 AstraZeneca Group, Plc. ...............................     1,150,780
    15,187 BAA, Plc. .............................................       140,969
    42,582 BAE Systems, Inc. .....................................       203,916
     4,700 BBA Group..............................................        16,558
    49,017 BG Group, Plc. ........................................       193,197
     6,400 BOC Group, Plc. .......................................        93,610
   316,210 BP Amoco, Plc. ........................................     2,599,376
     1,000 BTG, Plc. .............................................        16,455
     8,399 Balfour Beatty.........................................        23,536
    23,176 Barclays, Plc. ........................................       710,565
     4,584 Barratt Devel..........................................        23,145
    11,583 Bass, Plc. ............................................       121,037
     2,000 Berkeley Group, Plc. ..................................        20,210
    10,755 Blue Circle Industries, Plc. ..........................        74,457
    11,500 Boots Co., Plc.........................................        97,203
    14,100 British Airways, Plc. .................................        68,216
    31,172 British America Tobacco, Plc. .........................       236,738
     5,500 British Land Co. ......................................        37,516
    26,116 British Sky Broadcasting Group, Plc. ..................       251,230
    25,602 British Telecom........................................       160,950
    93,571 British Telecommunication, Plc. .......................       588,244
     5,900 Bunzl, Plc. ...........................................        40,327
    31,977 CGNU. Plc. ............................................       442,079
     7,000 CMG, Plc. .............................................        30,617
    29,263 Cadbury Schweppes, Plc. ...............................       197,341
     9,423 Canary Wharf Group, Plc. ..............................        73,419
     9,261 Capita Group, Plc. ....................................        60,239
     7,000 Caradon, Plc. .........................................        15,801
     8,868 Carlton Communications, Plc. ..........................        41,906
     4,577 Celltech Group.........................................        77,116
    53,204 Centrica, Plc..........................................       170,042
     8,300 Chubb, Plc. ...........................................        19,407
    30,971 Compass Group..........................................       247,843
    40,164 Corus Group, Plc. .....................................        34,316
     3,159 De Lousiana Rue Plc....................................        23,369
    47,999 Diageo, Plc. ..........................................       526,545
    31,242 Dixons Group, Plc. ....................................       102,377
     9,595 EMI Group, Plc. .......................................        54,248
     1,797 Eidos..................................................         2,249
     5,391 Eidos, Plc. (b) .......................................        18,727
     5,500 Electrocomponents, Plc.................................        41,615
     3,632 Exel, Plc. ............................................        38,796
     4,700 FKI, Plc. .............................................        18,574
     9,918 GKN, Plc. .............................................        95,130
    87,137 Glaxosmithkline, Plc. .................................     2,450,991
    40,645 Granada Compass, Plc. .................................        85,316

                                                                         VALUE
 SHARES                                                                (NOTE 1A)
         UNITED KINGDOM--(CONTINUED)
   5,188 Great Portland Est..........................................  $  20,649
  14,916 Great University Stores, Plc. ..............................    127,650
 129,627 HSBC Holdings, Plc. ........................................  1,535,941
  31,431 Halifax Group...............................................    363,362
   3,773 Hammerson, Plc. ............................................     25,471
   9,460 Hanson, Plc. ...............................................     69,649
  23,121 Hays, Plc. .................................................     59,588
   5,021 Imi.........................................................     15,889
  53,437 Invensys, Plc. .............................................    101,458
  26,047 J. Sainsbury, Plc. .........................................    162,374
   2,603 Johnson Matthey, Plc. ......................................     39,244
  19,115 Kidde, Plc. ................................................     21,910
  20,584 Kingfisher, Plc. ...........................................    111,383
   7,996 Land Securities, Plc. ......................................     98,286
  47,125 Lattice Group...............................................    105,214
  67,818 Legal & General Group.......................................    153,799
  77,460 Lloyds TSB Group............................................    775,107
   6,623 Logica, Plc. ...............................................     80,385
   7,443 London Bridge Software Holdings ............................     15,702
  42,043 Marconi, Plc. ..............................................    149,597
  37,399 Marks & Spencer, Plc. ......................................    137,807
   7,020 Misys, Plc. ................................................     49,069
  19,374 National Grid Group, Plc. ..................................    142,777
  15,912 National Power, Plc. .......................................     67,080
   9,009 Nycomed Amersham, Plc. .....................................     65,252
  11,099 P&O Princess Cruise, Plc. ..................................     57,756
   7,600 P&O, Plc. ..................................................     28,432
   3,000 Pace Micro Technologies, Plc. ..............................     16,117
  11,460 Pearson, Plc. ..............................................    188,895
  22,000 Pilkington, Plc. ...........................................     31,096
   3,700 Provident Financial, Plc. ..................................     38,689
  27,139 Prudential, Plc. ...........................................    328,629
  11,248 Psion, Plc. ................................................     14,237
   2,840 RMC Group, Plc. ............................................     27,360
   6,700 Railtrack Group, Plc. ......................................     31,472
   8,000 Rank Group, Plc. ...........................................     24,303
  16,826 Reed International, Plc. ...................................    149,084
  26,900 Rentokil Group, Plc. .......................................     91,176
  20,398 Reuters Group, Plc. ........................................    264,788
   7,001 Rexam, Plc. ................................................     30,425
  14,432 Rio Tinto, Ltd. ............................................    256,150
  37,516 Royal Bank Scotland Group, Plc. ............................    826,789
   3,000 SSL International, Plc. ....................................     21,096
  15,000 Sage Group, Ltd. ...........................................     53,584
   4,355 Schroders...................................................     50,071
  24,826 Scottish Power, Plc. .......................................    182,607
   6,200 Slough Estates, Plc. .......................................     30,039
  12,036 Smith & Nephew..............................................     62,462
   7,187 Smiths Industries, Plc. ....................................     83,389
  13,300 Stagecoach Holdings, Plc. ..................................     14,730
   6,000 Tate & Lyle, Plc. ..........................................     23,628

                See accompanying notes to financial statements.

                                    MSF-115

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           UNITED KINGDOM--(CONTINUED)
     7,013 Taylor Woodrow........................................   $     19,233
    96,258 Tesco, Plc. ..........................................        347,243
    40,774 Unilever NC...........................................        343,494
     9,244 United Utilities, Plc. ...............................         87,560
   949,994 Vodafone AirTouch, Plc. ..............................      2,104,314
    16,206 WPP Group, Plc. ......................................        159,545
     7,689 Wimpey George.........................................         20,681
     8,200 Wolseley, Plc. .......................................         61,238
                                                                    ------------
                                                                      23,241,046
                                                                    ------------

           UNITED STATES--0.0%
        80 Capstone Turbine Corp. ...............................          1,799
                                                                    ------------
           Total Common Stocks
            (Identified Cost $122,737,917).......................    106,611,856
                                                                    ------------

PREFERRED STOCKS--0.2%
  SHARES
           AUSTRALIA--0.2%
    30,336 News Corp., Ltd. (c)..................................        243,079
                                                                    ------------

           FRANCE--0.0%
       439 Casino Guich Perr (c).................................         25,272
                                                                    ------------
           Total Preferred Stocks
            (Identified Cost $264,375)...........................        268,351
                                                                    ------------

Short Term Investment--1.5%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)
            DISCOUNT NOTES--1.5%
 $1,575,000 Federal Home Loan Bank 3.890%, 07/02/01.............   $  1,574,830
                                                                   ------------
            Total Short Term Investment
             (Identified Cost $1,574,830).......................      1,574,830
                                                                   ------------
            Total Investments--100.2%
             (Identified Cost $124,577,122) (a).................    108,455,037
            Other assets less liabilities.......................       (250,012)
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $108,205,025
                                                                   ============

(a)  Federal Tax Information:
  At June 30, 2001 the net unrealized depreciation on investments based on cost of $124,577,122 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $  4,337,097
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (20,459,182)
                                                                   ------------
   Net unrealized depreciation...................................  $(16,122,085)
                                                                   ============

(b)  Non-Income producing security.

(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $9,398,934 with collateral backing valued at $9,885,873.

TEN LARGEST INDUSTRIES              PERCENTAGE OF
AS OF JUNE 30, 2001                TOTAL NET ASSETS
 1 Banks                                 14.1%
 2 Communication Services                11.6
 3 Drugs & Health Care                    9.6
 4 Insurance                              5.6
 5 Financial Services                     5.2
 6 Computers & Business Equipment         5.1
 7 Domestic Oil                           4.9
 8 Food & Beverages                       4.6
 9 Automobiles                            3.8
10 Electric Utilities                     3.0

                See accompanying notes to financial statements.

                                    MSF-116

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

                                          STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)

ASSETS
 Investments at value.................................             $108,455,037
 Foreign cash at value (Identified cost $93,571)......                   93,424
 Receivable for:
 Fund shares sold.....................................                3,372,516
 Dividends and interest...............................                   88,177
 Foreign taxes........................................                   99,270
 Due from Investment Adviser..........................                   50,511
 Collateral for securities loaned.....................                9,885,873
                                                                   ------------
  Total Assets........................................              122,044,808
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $      161
 Securities purchased.................................   3,834,126
 Open forward currency contracts--net.................      18,836
 Withholding taxes....................................       6,860
 Due to custodian bank................................      44,734
 Return of collateral for securities loaned...........   9,885,873
 Accrued expenses:
 Service and distribution fees--Class B...............         347
 Other expenses.......................................      48,846
                                                        ----------
  Total Liabilities...................................               13,839,783
                                                                   ------------
NET ASSETS............................................             $108,205,025
                                                                   ============
 Net assets consist of:
 Capital paid in......................................             $124,432,045
 Undistributed net investment income..................                  432,472
 Accumulated net realized gains (losses)..............                 (518,424)
 Unrealized appreciation (depreciation) on
  investments.........................................              (16,141,068)
                                                                   ------------
NET ASSETS............................................             $108,205,025
                                                                   ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($106,296,701 divided by 11,137,454 shares of
 beneficial interest).................................             $       9.54
                                                                   ============
CLASS B
Net asset value and redemption price per share
 ($1,908,231 divided by 201,641 shares of beneficial
 interest)............................................             $       9.46
                                                                   ============
CLASS E
Net asset value and redemption price per share ($93
 divided by 10 shares of beneficial interest).........             $       9.54
                                                                   ============
Identified cost of investments........................             $124,577,122
                                                                   ============

Statement of Operations
Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME
 Dividends.......................................               $  1,156,314(a)
 Interest........................................                     61,806(b)
                                                                ------------
                                                                   1,218,120
EXPENSES
 Management fees................................. $    150,472
 Service and distribution fees--Class B..........          974
 Directors' fees and expenses....................        6,256
 Custodian.......................................      235,161
 Audit and tax services..........................        9,231
 Legal...........................................          226
 Printing........................................       21,833
 Insurance.......................................        2,186
 Miscellaneous...................................        2,087
                                                  ------------
 Total expenses before reimbursements............      428,426
 Expense reimbursements..........................      (76,352)      352,074
                                                  ------------  ------------
NET INVESTMENT INCOME............................                    866,046
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net................................     (101,173)
 Foreign currency transactions--net..............       21,564       (79,609)
                                                  ------------
Unrealized appreciation (depreciation) on:
 Investments--net................................  (16,354,282)
 Foreign currency transactions--net..............      (33,351)  (16,387,633)
                                                  ------------  ------------
Net gain (loss)..................................                (16,467,242)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................               $(15,601,196)
                                                                ============

(a)  Net of foreign taxes of $152,267
(b)  Income on securities loaned $35,745

                See accompanying notes to financial statements.

                                    MSF-117

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $    866,046   $    694,985
 Net realized gain (loss).......................         (79,609)       606,502
 Unrealized appreciation (depreciation).........     (16,387,633)   (15,075,824)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................     (15,601,196)   (13,774,337)
                                                    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A........................................        (331,372)      (918,980)
 Class B........................................          (3,798)             0
 Class E........................................               0              0
                                                    ------------   ------------
                                                        (335,170)      (918,980)
                                                    ------------   ------------
 Net realized gain
 Class A........................................         (30,125)      (750,622)
 Class B........................................            (345)             0
 Class E........................................               0              0
                                                    ------------   ------------
                                                         (30,470)      (750,622)
                                                    ------------   ------------
 TOTAL DISTRIBUTIONS............................        (365,640)    (1,669,602)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      23,221,621     34,039,264
                                                    ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........       7,254,785     18,595,325
NET ASSETS
 Beginning of the period........................     100,950,240     82,354,915
                                                    ------------   ------------
 End of the period..............................    $108,205,025   $100,950,240
                                                    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $    432,472   $    (98,404)
                                                    ============   ============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                               SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,
                                 JUNE 30, 2001                 2000
                            ------------------------  ------------------------
                              SHARES         $          SHARES         $
                            ----------  ------------  ----------  ------------
CLASS A
 Sales.....................  5,311,351  $ 54,103,499   5,906,769  $ 71,917,398
 Reinvestments.............     35,651       361,496     149,518     1,669,602
 Redemptions............... (3,208,445)  (33,257,515) (3,232,992)  (39,547,736)
                            ----------  ------------  ----------  ------------
 Net increase (decrease)...  2,138,557  $ 21,207,480   2,823,295  $ 34,039,264
                            ==========  ============  ==========  ============
CLASS B
 Sales.....................    235,450  $  2,344,373           0  $          0
 Reinvestments.............        412         4,143           0             0
 Redemptions...............    (34,221)     (334,475)          0             0
                            ----------  ------------  ----------  ------------
 Net increase (decrease)...    201,641  $  2,014,041           0  $          0
                            ==========  ============  ==========  ============
CLASS E
 Sales.....................         10  $        100           0  $          0
 Reinvestments.............          0             0           0             0
 Redemptions...............          0             0           0             0
                            ----------  ------------  ----------  ------------
 Net increase (decrease)...         10  $        100           0  $          0
                            ==========  ============  ==========  ============
 Increase (decrease)
  derived from capital
  share transactions.......  2,340,208  $ 23,221,621   2,823,295  $ 34,039,264
                            ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-118

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                          CLASS A                          CLASS B     CLASS E
                          ---------------------------------------------   ----------   --------
                                                           NOVEMBER 9,    JANUARY 2,    MAY 1,
                                           YEAR ENDED        1998(A)       2001(A)     2001(A)
                          SIX MONTHS      DECEMBER 31,       THROUGH       THROUGH     THROUGH
                          ENDED JUNE    -----------------  DECEMBER 31,    JUNE 30,    JUNE 30,
                           30, 2001       2000     1999        1998          2001        2001
                          ----------    --------  -------  ------------   ----------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  11.22     $  13.34  $ 10.80    $ 10.00        $11.12      $10.43
                           --------     --------  -------    -------        ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.08         0.07     0.10       0.01          0.06        0.00
 Net realized and
  unrealized gain (loss)
  on investments........      (1.72)       (2.00)    2.58       0.80         (1.68)      (0.89)
                           --------     --------  -------    -------        ------      ------
 Total from investment
  operations............      (1.64)       (1.93)    2.68       0.81         (1.62)      (0.89)
                           --------     --------  -------    -------        ------      ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.03)       (0.11)   (0.06)     (0.01)        (0.03)       0.00
 Distributions from net
  realized capital
  gains.................      (0.01)       (0.08)   (0.08)      0.00         (0.01)       0.00
                           --------     --------  -------    -------        ------      ------
 Total distributions....      (0.04)       (0.19)   (0.14)     (0.01)        (0.04)       0.00
                           --------     --------  -------    -------        ------      ------
NET ASSET VALUE, END OF
 PERIOD.................   $   9.54     $  11.22  $ 13.34    $ 10.80        $ 9.46      $ 9.54
                           ========     ========  =======    =======        ======      ======
TOTAL RETURN (%)........      (14.6)(b)    (14.5)    24.9        8.1 (b)     (14.5)(b)    (8.5)(b)
Ratio of operating
 expenses to average net
 assets (%).............       0.70 (c)     0.58     0.50       0.49 (c)      0.95 (c)    0.85 (c)
Ratio of net investment
 income to average net
 assets (%).............       1.72 (c)     0.76     1.25       0.71 (c)      1.47 (c)    0.00 (c)
Portfolio turnover rate
 (%)....................          3 (c)       10       44         13 (c)         3 (c)       3 (c)
Net assets, end of
 period (000)...........   $106,297     $100,950  $82,355    $25,453        $1,908      $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........       0.85 (c)     0.78     1.77       1.41 (c)      1.10 (c)    1.00 (c)
(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-119

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--99.5% OF TOTAL NET ASSETS

                                                                         VALUE
 SHARES                                                                (NOTE 1A)
        AEROSPACE & DEFENSE--1.1%
 4,181  AAR Corp. ..................................................   $  71,495
 9,068  Aeroflex, Inc. (b)..........................................      95,214
 2,399  Alliant Techsystems, Inc. (b)...............................     215,670
 5,639  Ametek Aerospace Products, Inc..............................     172,271
 3,161  Aviall, Inc. (b)............................................      34,676
 4,551  BE Aerospace, Inc...........................................      86,697
 1,062  Curtiss Wright Corp.........................................      57,029
 2,042  DRS Technologies, Inc. (b)..................................      46,925
 1,416  EDO Corp....................................................      22,585
 1,126  Engineered Support Systems, Inc.............................      44,128
 2,171  Fairchild Corp. (b).........................................      15,219
 5,292  Gencorp, Inc................................................      67,738
 2,065  Heico Corp. (c).............................................      39,648
 4,233  Hexcel Corp. (b)............................................      53,971
 1,354  Innovative Solutions & Support (b)..........................      19,498
 1,617  Integral Systems, Inc. (b)..................................      39,018
 4,254  Kaman Corp..................................................      75,296
 1,557  Ladish, Inc. (b)............................................      20,817
 3,363  Mercury Computer Systems, Inc. (b)..........................     166,468
 1,567  Moog, Inc. (b)..............................................      61,035
 1,314  Orbital Sciences Corp. (b) (c)..............................       5,098
 7,643  Remec, Inc. (b).............................................      94,773
   599  Sequa Corp. (b).............................................      27,255
 2,147  United Industrial Corp......................................      35,962
                                                                       ---------
                                                                       1,568,486
                                                                       ---------

        AIR TRAVEL--0.4%
 9,077  Airtran Holdings, Inc. (b)..................................      95,309
 4,528  Alaska Air Group, Inc. (b)..................................     130,859
 5,075  America West Holding Corp. (Class B) (b)....................      50,598
 6,701  Atlantic Coast Airlines Holdings (b)........................     200,963
 4,349  Frontier Airlines, Inc. (b).................................      53,275
 4,956  Mesa Air Group, Inc. (b)....................................      68,393
 2,147  Midwest Express Holdings, Inc. (b)..........................      37,250
                                                                       ---------
                                                                         636,647
                                                                       ---------

        APPAREL & TEXTILES--0.9%
 2,698  Brown Shoe, Inc. (b)........................................      48,699
 1,290  Bush Industries, Inc. (b)...................................      16,964
 2,071  Fossil, Inc. (b) (c)........................................      42,973
 2,368  Friedmans, Inc..............................................      27,232
   624  Garan, Inc..................................................      21,310
 2,544  Haverty Furniture Cos., Inc.................................      38,033
 1,147  K-Swiss, Inc................................................      27,677
 4,217  Kellwood Co.................................................      97,413
 1,113  Kenneth Cole Productions, Inc. (b) (c)......................      22,427
 1,455  Movado Group, Inc...........................................      29,391
 4,426  Nautica Enterprises, Inc. (b)...............................      90,423
 1,701  Oshkosh B'Gosh, Inc. (b)....................................      56,558
 1,006  Oxford Industries, Inc......................................      22,132

                                                                         VALUE
 SHARES                                                                (NOTE 1A)

        APPAREL & TEXTILES--(CONTINUED)
  3,257 Phillips Van Heusen Corp. ..................................   $  46,901
  1,974 Quaker Fabric Corp. (b).....................................      20,234
  3,524 Quiksilver, Inc. (b)........................................      88,100
  4,151 Russell Corp................................................      70,525
  2,805 Skechers U. S. A., Inc. (b) (c).............................      81,990
  1,455 Steven Madden, Ltd. (b) (c).................................      26,583
  6,471 Stride Rite Corp............................................      55,003
  8,333 Unifi, Inc. (b).............................................      70,830
  2,725 Van's, Inc. (b).............................................      64,037
  4,934 Wellman, Inc. ..............................................      88,319
  7,718 Wolverine World Wide, Inc...................................     137,921
                                                                       ---------
                                                                       1,291,675
                                                                       ---------

        AUTO PARTS--1.0%
  1,341 American Axle & Manufacturing Holdings, Inc. (b)............      22,797
 11,264 ArvinMeritor, Inc...........................................     188,559
  1,801 Bandag, Inc. (b)............................................      49,167
  4,499 Borg Warner Automotive, Inc. (b)............................     223,240
 13,523 Collins & Aikman Corp. (b)..................................      83,843
 10,913 Cooper Tire & Rubber Co. (b)................................     154,965
  1,909 Dura Automotive Systems, Inc. (b)...........................      30,544
  3,551 Exide Corp..................................................      40,837
  7,783 Federal Signal Corp.........................................     182,667
  3,271 Federal-Mogul Corp. (c).....................................       5,528
  2,606 Hayes Lemmerz International, Inc. (b) (c)...................      16,678
  1,357 IMPCO Technologies, Inc. (b) (c)............................      47,970
  2,325 Midas, Inc..................................................      29,295
  4,213 Modine Manufacturing Co.....................................     116,195
  1,048 Quixote Corp................................................      29,941
  1,588 Sauer-Danfoss, Inc..........................................      15,007
  2,079 Sports Resorts International, Inc. (b)......................      25,405
  1,234 Standard Motor Products, Inc................................      16,412
  1,800 Stoneridge, Inc. (b)........................................      19,350
  3,305 Superior Industries International, Inc......................     126,582
  2,956 TBC Corp. (b)...............................................      28,318
  5,802 Tower Automotive, Inc. (b)..................................      59,471
                                                                       ---------
                                                                       1,512,771
                                                                       ---------

        AUTOMOBILES--0.2%
  2,187 Coachmen Industries, Inc....................................      28,978
  3,759 Dollar Thrifty Automotive Group (b).........................      90,216
  2,954 Monaco Coach Corp. (b) (c)..................................      98,073
  1,068 Thor Industries, Inc........................................      35,212
  1,010 United Auto Group, Inc. (b).................................      17,675
  2,036 Winnebago Industies, Inc. ..................................      62,607
                                                                       ---------
                                                                         332,761
                                                                       ---------

        BANKS--8.8%
  2,529 1st Source Corp.............................................      70,812
  1,885 Alabama National Bancorporation (b).........................      61,168

                See accompanying notes to financial statements.

                                    MSF-120

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        BANKS--(CONTINUED)
  1,298 Alliance Bancorp (b)......................................  $     38,265
  4,750 Amcore Financial, Inc. ...................................       114,190
  4,907 American Financial Holdings, Inc..........................       115,805
  3,559 Anchor BanCorp Wisconsin, Inc. (b)........................        56,588
  1,040 Andover Bancorp, Inc. (b).................................        52,260
  2,179 Area Bancshares Corp. (b).................................        35,953
  1,034 Arrow Financial Corp. ....................................        26,109
  2,257 BOK Financial Corp. (b)...................................        60,713
  1,402 BSB Bancorp, Inc. (b).....................................        32,316
    651 Bancfirst Corp. (b).......................................        26,203
  1,329 Bancfirst Ohio Corp.......................................        30,102
 14,287 Bancorpsouth, Inc. (b)....................................       242,879
  1,906 Bank Mutual Corp..........................................        26,875
  1,729 Bank of Granite Corp. (b).................................        39,767
  3,538 Bankatlantic Bancorp, Inc. (c)............................        30,745
  2,426 Bankunited Financial Corp. (b)............................        34,085
  1,815 Banner Corp...............................................        39,930
  9,681 Bay View Capital Corp. (b)................................        72,414
  2,005 Boston Private Financial Holdings, Inc....................        44,912
  2,003 Brookline Bancorp, Inc. (b)...............................        28,122
  1,472 CCBT Financial Cos, Inc...................................        44,145
  2,748 CFS Bancorp, Inc..........................................        38,005
  1,172 CPB, Inc. (b).............................................        34,668
  3,781 CVB Financial Corp. (b)...................................        72,595
  1,326 Capital City Bank Group, Inc. ............................        32,978
  5,044 Capitol Federal Financial.................................        97,501
  1,409 Cathay Bancorp, Inc. (b)..................................        77,058
  3,410 Centennial Bancorp (b)....................................        28,133
  1,006 Central Coast Bancorp (b).................................        24,868
  3,892 Chemical Financial Corp. .................................       114,814
  4,028 Chittenden Corp...........................................       135,542
  7,955 Citizens Banking Corp. (b)................................       232,684
  2,888 City Holdings Co. (b).....................................        37,717
  1,449 CityBank (b)..............................................        39,123
    712 Coastal Bancorp, Inc......................................        22,756
    798 Cobiz, Inc................................................        18,155
 18,926 Colonial Bancgroup, Inc. (b)..............................       272,156
  2,243 Columbia Banking Systems, Inc. (b)........................        28,621
  8,780 Commercial Federal Corp...................................       202,818
  1,484 Commonwealth Bancorp, Inc.................................        26,519
  1,216 Community Bank Systems, Inc...............................        34,048
  1,190 Community Banks, Inc......................................        35,522
  6,458 Community First Bankshares, Inc. (b)......................       148,534
  1,767 Community Trust Bancorp, Inc..............................        42,408
  1,921 Connecticut Bancshares, Inc...............................        50,292
  1,671 Corus Bankshares, Inc. (b)................................       100,678
  1,774 Dime Community Bancorp, Inc. (b)..........................        60,174
  5,694 Doral Financial Corp......................................       195,304
  3,620 Downey Financial Corp.....................................       171,081
  4,176 East West Bancorp, Inc. (b)...............................       112,752
  2,268 F&M Bancorp...............................................        67,586

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        BANKS--(CONTINUED)
  4,866 F&M National Corp.........................................  $    194,640
  4,244 F.N.B Corp. (b)...........................................       113,315
  1,335 Farmers Capital Bank Corp.................................        54,201
  2,691 Fidelity Bankshares, Inc. ................................        38,723
  1,415 Financial Institutions, Inc...............................        31,696
  1,122 First Bancorp.............................................        27,635
  3,810 First Bancorp Puerto Rico.................................       102,832
  1,417 First Busey Corp..........................................        30,366
  5,807 First Charter Corp........................................       108,881
  1,075 First Citizens BancShares, Inc. ..........................       116,637
 10,173 First Commonwealth Financial Corp. .......................       152,595
  1,373 First Community Bancshares, Inc...........................        42,906
  1,093 First Essex Bancorp, Inc..................................        27,019
  2,314 First Federal Capital Corp................................        37,487
  6,692 First Financial Bancorp...................................       114,299
  1,947 First Financial Bankshares, Inc...........................        60,357
  1,389 First Financial Corp......................................        66,866
  2,070 First Financial Holdings, Inc.............................        47,610
  1,431 First Indiana Corp........................................        37,249
  1,799 First Merchants Corp......................................        43,050
  6,941 First Midwest Bancorp, Inc................................       214,130
  1,852 First Niagara Financial Group, Inc........................        28,762
  2,629 First Place Financial Corp................................        33,967
  1,814 First Republic Bank (b)...................................        44,443
  3,856 First Sentinel Bancorp, Inc...............................        52,326
  3,179 FirstFed Financial Corp. (b)..............................        94,734
    751 Flagstar Bancorp, Inc.....................................        15,696
  1,219 Flushing Financial Corp...................................        29,146
  3,255 Frontier Financial Corp...................................        91,140
  1,729 GBC Bancorp...............................................        49,363
  1,536 German American Bancorp...................................        24,330
  2,315 Glacier Bancorp, Inc......................................        43,985
  4,416 Gold Banc Corp., Inc......................................        34,180
    972 Great Southn Bancorp, Inc.................................        25,534
  7,275 Greater Bay Bancorp.......................................       181,729
  1,401 Hancock Holding Co........................................        60,173
  4,229 Harbor Florida Bancshares, Inc. (b).......................        80,985
  1,770 Harleysville National Corp................................        81,862
  2,614 Hudson River Bancorp, Inc.................................        47,313
  8,266 Hudson United Bancorp.....................................       210,783
    956 Iberiabank Corp...........................................        28,250
 10,160 Independence Community Bank Corp..........................       200,558
  1,881 Independent Bank Corp. Mich...............................        37,131
  1,960 Independent Bank Corp. Mass...............................        48,118
 10,437 Indymac Bancorp, Inc. (b).................................       279,712
  3,352 Integra Bank Corp.........................................        83,029
  2,990 International Bancshares Corp.............................       125,580
  1,659 Irwin Financial Corp. (c).................................        41,724
  1,884 Lakeland Bancorp, Inc.....................................        34,100
  3,238 Local Financial Corp. (b).................................        41,770
  3,050 MAF Bancorp, Inc..........................................        93,635

                See accompanying notes to financial statements.

                                    MSF-121

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        BANKS--(CONTINUED)
  1,635 Main Street Bank, Inc. ...................................  $     28,907
    957 Mb Finl, Inc. (b).........................................        24,882
  3,403 Mid-State Bancshares......................................        62,071
  1,359 MidAmerica Bancorp........................................        39,343
    994 Midwest Banc Holdings, Inc. ..............................        21,868
    994 Mississippi Valley Bankshares, Inc. ......................        39,661
    903 NBC Capital Corp. ........................................        26,593
  3,696 NBT Bancorp, Inc. (c).....................................        71,333
  1,275 National City Bancorporation..............................        38,186
  3,025 National Penn Bancshares, Inc. (b)........................        61,226
  3,640 Net.B@nk, Inc. (b) (c)....................................        41,132
  5,351 New York Community Bancorp, Inc. (c)......................       201,465
  2,244 Northwest Bancorp, Inc. ..................................        23,562
  1,688 Oceanfirst Financial Corp. ...............................        43,787
  5,557 Ocwen Financial Corp. (b).................................        56,959
    993 Old Second Bancorp, Inc. .................................        32,839
  1,304 Omega Financial Corp. ....................................        41,976
  1,769 Oriental Financial Group, Inc. ...........................        33,611
  4,668 Pacific Capital Bancorp...................................       142,141
  2,154 Pacific Northwest Bancorp.................................        45,665
  1,995 Park National Corp. ......................................       204,487
  1,014 Pennfed Financial Services, Inc. .........................        23,423
  4,064 Peoples Bank Bridgeport Connecticut (b)...................        94,732
  1,034 Peoples Holding Co. ......................................        34,132
  1,155 Port Financial Corp. .....................................        23,389
  2,958 Promistar Financial Corp. ................................        70,992
    939 Prosperity Bancshares, Inc. ..............................        22,470
  4,046 Provident Bankshares Corp. ...............................       100,907
    643 Quaker City Bancorp, Inc (b)..............................        18,949
  1,581 R & G Financial Corp. (Class B)...........................        25,375
  7,693 Republic Bancorp, Inc. (b)................................       106,933
  4,121 Richmond County Financial Corp. ..........................       154,620
  2,096 Riggs National Corp. .....................................        35,611
  4,189 S & T Bancorp, Inc. ......................................       105,186
    941 S. Y. Bancorp, Inc. ......................................        31,994
    468 SJNB Financial Corp. .....................................        20,236
  1,953 Sandy Spring Bancorp, Inc. ...............................        62,887
  1,245 Santander Bancorp.........................................        24,340
    625 Seacoast Banking Corp. ...................................        21,900
  3,859 Seacoast Financial Services Corp. ........................        62,709
  1,488 Second Bancorp, Inc. .....................................        34,075
  7,611 Silicon Valley Bancshares (b).............................       167,442
  1,244 Simmons First National Corp. .............................        41,550
  7,449 South Financial Group, Inc. (c)...........................       140,637
  4,416 Southwest Bancorp (b) (c).................................       133,407
  1,281 St. Francis Capital Corp. ................................        27,990
  5,242 Staten Island Bancorp, Inc. (b)...........................       145,990
  4,073 Sterling Bancshares, Inc. (b).............................        78,120
  1,922 Sterling Financial Corp. .................................        44,494
  1,014 Suffolk Bancorp...........................................        45,447
  6,851 Susquehanna Bancshares Inc. ..............................       139,418

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        BANKS--(CONTINUED)
  2,499 Texas Regional Bancshares, Inc. .........................   $    100,685
  3,376 The Trust Co. of New Jersey..............................         81,699
  1,120 Tompkins Trustco, Inc. ..................................         44,240
 10,783 Trustco Bank Corp. ......................................        143,953
  3,431 UCBH Holdings, Inc. (c)..................................        104,131
  2,828 UMB Financial Corp. .....................................        121,604
  1,534 USB Holding, Inc. (b) (c)................................         23,394
  2,466 Umpqua Holdings Corp. ...................................         31,589
  1,789 Unb Corp Ohio (b)........................................         33,097
  7,102 United Bankshares, Inc. (b)..............................        190,334
  5,126 United Community Financial...............................         44,596
  2,348 United National Bancorp..................................         53,253
  4,285 W Holding Co., Inc. .....................................         55,705
  2,057 Washington Trust Bancorp, Inc. ..........................         45,275
  5,970 Waypoint Financial Corp. ................................         74,625
  3,489 Wesbanco, Inc. (c).......................................         87,539
  2,786 West Coast Bancorp.......................................         35,299
  5,928 Westamerica Bancorporation...............................        232,674
  1,548 Westcorp, Inc. ..........................................         32,818
  4,496 Whitney Holding Corp. ...................................        210,862
  1,158 Wintrust Financial Corp. ................................         28,776
                                                                    ------------
                                                                      12,883,197
                                                                    ------------

        BIOTECHNOLOGY--1.8%
  6,095 Aclara Biosciences, Inc. (b).............................         60,341
  9,968 Advanced Tissue Sciences, Inc. (b).......................         49,840
  3,599 Albany Molecular Research, Inc. (b) (c)..................        136,798
  7,956 Avant Immunotherapeutics, Inc. (b).......................         44,951
  3,411 Avigen, Inc. (b).........................................         73,337
  1,918 Bone Care International, Inc. (b) (c)....................         50,827
  6,111 Cell Genesys, Inc. (c)...................................        125,275
  3,712 Cell Pathways, Inc. (c)..................................         23,497
  2,113 Digene Corp. (b).........................................         86,210
  4,293 Diversa Corp. (b)........................................         87,320
 10,061 Edwards Lifesciences Corp. (b)...........................        265,208
  2,916 Emisphere Technologies, Inc. (b).........................         91,854
  4,795 Gene Logic, Inc. (b).....................................        104,531
  3,486 Genome Therapeutics Corp. (b) (c)........................         51,732
  5,865 Genzyme Corp. (b)........................................         48,504
  2,882 Genzyme Transgenics Corp. (b)............................         28,647
  3,413 Geron Corp. (b) (c)......................................         47,782
  1,578 Hyseq, Inc. (b) (c)......................................         18,147
  6,428 Immunomedics, Inc. (b) (c)...............................        137,559
  5,463 Lexicon Genetics, Inc. (b)...............................         68,288
  2,720 Luminex Corp. (b) (c)....................................         54,373
  2,404 Martek Biosciences Corp. (b) (c).........................         68,514
  4,956 Maxygen, Inc. (b) (b)....................................         96,146
  2,207 Miravant Medical Technologies (b) (c)....................         25,160
  5,724 Orchid Biosciences, Inc. (b).............................         43,789
  3,280 Organogenesis, Inc. (b) (c)..............................         24,272
  3,990 Pharmacopeia, Inc. (b)...................................         95,760

                See accompanying notes to financial statements.

                                    MSF-122

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        BIOTECHNOLOGY--(CONTINUED)
  4,456 Regeneron Pharmaceuticals, Inc. (b)......................   $    154,400
  3,206 Sequenom, Inc. (b) (c)...................................         44,884
  4,973 Targeted Genetics Corp. (b)..............................         32,325
  6,796 Texas Biotechnology Corp. (b)............................         56,950
  4,370 Titan Pharmaceuticals, Inc. (b)..........................        131,144
  3,630 Transkaryotic Therapies, Inc. (b) (c)....................        106,903
  4,576 Valentis, Inc. (b) (c)...................................         28,600
                                                                    ------------
                                                                       2,563,868
                                                                    ------------

        BROADCASTING--0.5%
  2,842 Crown Media Holdings, Inc. (b) (c).......................         52,719
  4,108 Cumulus Media, Inc. (b)..................................         55,787
 10,950 Metromedia International. Group, Inc. (b)................         36,026
  5,226 Paxson Communications Corp. (b) (c)......................         70,551
  2,416 Regent Communications, Inc. (b)..........................         28,968
  1,692 Saga Communications (b)..................................         40,168
  1,508 Salem Communications Corp. (b)...........................         32,995
  4,163 Sinclair Broadcast Group, Inc. (b) (c)...................         42,879
  8,298 Sirius Satellite Radio, Inc. (b) (c).....................         93,850
  5,120 Spanish Broadcasting Systems, Inc. (b)...................         42,035
  2,695 TiVo, Inc. (b) (c).......................................         14,823
    744 United Television, Inc. (b)..............................         93,744
  2,187 XM Satellite Radio Holdings, Inc. (b) (c)................         35,429
  2,316 Young Broadcasting, Inc. (b).............................         77,771
                                                                    ------------
                                                                         717,745
                                                                    ------------

        BUILDING & CONSTRUCTION--0.9%
    923 American Woodmark Corp...................................         35,462
    621 Ameron International Corp................................         41,452
  4,825 Apogee Enterprises, Inc..................................         60,264
  5,953 Armstrong Holdings, Inc. (b) (c).........................         21,133
  8,073 Brightpoint, Inc. (b)....................................         23,412
  1,413 Coorstek, Inc. (b).......................................         52,987
  9,543 Dal Tile International, Inc. (b).........................        177,023
  2,983 Elcor Chemical Corp. (c).................................         60,406
  4,023 Griffon Corp. (b)........................................         44,253
  4,040 Insituform Technologies, Inc. (b) (c)....................        147,460
  1,611 LSI Industries, Inc. ....................................         37,681
  7,624 Lennox International, Inc................................         83,483
  2,810 NCI Building Systems, Inc. (b) (c).......................         51,282
  1,423 Nortek, Inc. (b).........................................         44,426
  1,274 Simpson Manufacturing, Inc. (b)..........................         77,077
    863 Trex, Inc. (b) (c).......................................         16,613
  6,309 USG Corp. (b)............................................         26,624
  2,862 United States Concrete, Inc. (b).........................         22,810
  2,415 Universal Forest Products, Inc. .........................         54,337
  3,115 Watsco, Inc..............................................         43,922
  6,569 York International Corp..................................        230,046
                                                                    ------------
                                                                       1,352,153
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        BUSINESS SERVICES--5.2%
  1,414 4Kids Entertainment, Inc. (b) (c).........................  $     27,078
  3,113 ABRN Industries, Inc. (b).................................       115,959
  3,793 Administaff, Inc. (b).....................................        98,618
  2,563 Advanced Marketing Services, Inc..........................        53,439
  1,180 Ambassadors International, Inc. (b).......................        29,146
  4,987 Arbitron, Inc. (b)........................................       120,187
  2,697 Armor Holdings, Inc. (b)..................................        40,455
  4,335 Banta Corp................................................       127,015
  5,129 Bowne & Co., Inc. (b).....................................        58,983
  1,957 Bright Horizons Family Solutions (b)......................        61,450
  1,714 CDI Corp. (b).............................................        29,121
  1,021 CPI Corp. ................................................        25,014
  3,518 Career Education Corp. (b) (c)............................       210,728
  2,933 Casella Waste Systems, Inc. (b)...........................        36,662
  2,934 Central Parking Corp. ....................................        54,866
 11,519 Century Business Services, Inc. (b).......................        62,203
  1,422 Chemed Corp...............................................        51,391
  2,473 CoStar Group, Inc. (b)....................................        65,040
  3,982 Coinstar, Inc. (b)........................................        88,599
  1,906 Compucredit Corp. (b) (c).................................        21,061
  1,715 Consolidated Graphics, Inc................................        29,155
  1,397 Corinthian Colleges, Inc. (c).............................        65,757
  5,937 Corporate Executive Board Co. (b).........................       249,354
  8,584 Covanta Energy Corp. (b)..................................       158,461
  3,021 Daisytek International Corp. (b)..........................        47,581
  3,325 Digitalthink, Inc. (b)....................................        23,341
  4,269 Edison School, Inc. (b) (c)...............................        97,504
  3,625 Education Management Corp. (b)............................       145,181
  2,194 Emex Corp. (b)............................................        23,805
  9,922 Encompass Services Corp. (b)..............................        88,802
  2,430 F.Y.I., Inc. (b)..........................................        99,630
  1,458 FTI Consulting, Inc. (b)..................................        31,784
  3,671 FactSet Research Systems, Inc.............................       131,055
  2,624 First Consulting Group (b)................................        18,893
  3,781 G & K Services............................................       101,709
  5,785 Getty Images, Inc. (b)....................................       151,914
  6,136 Global Payments, Inc. (c).................................       184,694
  3,922 Headwaters, Inc. (b)......................................        62,752
  3,009 Heidrick & Struggles International, Inc. (b)..............        61,173
  4,052 ITT Educational Services, Inc. (b)........................       182,340
  4,640 Information Resources, Inc. (b)...........................        47,978
  2,385 Insurance Auto Auctions, Inc. (b).........................        40,545
  3,056 Ionics, Inc. (b)..........................................        96,264
  5,157 John H. Harland Co. ......................................       120,158
  2,647 Kelly Services, Inc.......................................        64,190
  2,139 Kforce.Com, Inc. (b) (c)..................................        13,903
  5,930 Kimball International, Inc. (Class B).....................        94,880
  6,762 Korn/Ferry International (b)..............................       104,811
  5,056 Labor Ready, Inc. (b).....................................        26,493
  2,334 Learning Tree International, Inc. (b) (c).................        53,589
    368 Lynch Interactive Corp. (b)...............................        23,188

                See accompanying notes to financial statements.

                                    MSF-123

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        BUSINESS SERVICES--(CONTINUED)
  4,185 Mail Well Holdings, Inc. (b) (c)..........................  $     17,786
  1,757 Medquist, Inc. (b)........................................        52,148
  1,527 Memberworks, Inc. (b) (c).................................        35,335
  1,199 Microfinancial, Inc. .....................................        19,436
  2,216 Mobile Mini, Inc. (b).....................................        73,084
 14,163 Modis Professional Services, Inc. (b).....................        97,725
  4,603 Multex Systems, Inc. (b)..................................        74,799
    384 NCH Corp..................................................        15,014
  3,003 NCO Group, Inc. (b) (c)...................................        92,883
  5,677 National Data Corp. (c)...................................       183,935
  1,530 National Processing, Inc. (b).............................        42,840
  5,645 Navigant Consulting Co. (b)...............................        46,289
  1,854 New England Business Service, Inc.........................        35,597
  1,119 New Horizons Worldwide, Inc. (b)..........................        16,718
  4,996 Nextcard, Inc. (b) (c)....................................        55,206
  3,469 On Assignment, Inc. (b)...................................        62,442
  3,835 Pegasus Systems, Inc. (b) (c).............................        44,294
  4,642 Per-Se Technologies, Inc. (b) (c).........................        37,832
  8,853 Pittston Brink's Group....................................       197,333
  2,829 PrePaid Legal Services, Inc. (b) (c)......................        62,238
  2,965 Probusiness Services, Inc. (b)............................        78,721
  1,316 Professional Detailing, Inc. (b) (c)......................       121,072
  6,151 Profit Recovery Group International, Inc. (b) (c).........        70,490
  5,294 R. H. Donnelley Corp. ....................................       169,408
  1,445 Renaissance Learning, Inc. (b) (c)........................        73,103
  1,113 Resources Connection, Inc. (b)............................        28,760
  1,057 Right Management Consultants, Inc. (b)....................        27,588
  2,649 Rollins, Inc. ............................................        52,742
  9,286 Ryder System, Inc.........................................       182,006
 10,027 S1 Corp. (b)..............................................       140,378
  1,534 Schawk, Inc. .............................................        15,647
  7,264 Sitel Corp. (b)...........................................        11,622
    720 Skillsoft Corp. (b).......................................        24,660
  3,435 Sotheby's Holdings, Inc. (b)..............................        55,407
  8,145 Spherion Corp. (b)........................................        72,898
  2,021 Standard Register.........................................        37,388
  1,141 Strayer Education, Inc. (c)...............................        55,624
  1,146 Surebeam Corp. (b)........................................        19,620
  2,256 Surmodics, Inc. (b).......................................       132,653
  5,081 Sylvan Learning Systems, Inc. (b).........................       123,468
    890 TRC Cos., Inc. (b)........................................        35,751
  6,050 Teletech Holdings, Inc. (b)...............................        54,389
  6,522 Tetra Technologies, Inc. (b)..............................       177,398
  2,545 The Kroll-O' Gara Co......................................        24,076
  1,370 Unifirst Corp.............................................        26,030
  5,425 United Stationers, Inc. (b)...............................       171,213
  1,273 Volt Information Sciences, Inc. (b).......................        22,277
  1,410 Wackenhut Corp. (b) (c)...................................        24,322
  1,416 Wackenhut Corrections Corp. (b)...........................        18,550
  6,838 Wallace Computer Series, Inc..............................       113,100
  4,628 Waste Connections, Inc. (b) (c)...........................       166,608

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        BUSINESS SERVICES--(CONTINUED)
  1,577 Watson Wyatt & Co. Holdings (b)..........................   $     36,870
                                                                    ------------
                                                                       7,644,672
                                                                    ------------
        CHEMICALS--2.0%
  4,529 A. Schulman, Inc.........................................         61,142
  9,537 Airgas, Inc. (b).........................................        113,490
  4,417 Albemarle Corp...........................................        102,342
  3,602 Arch Chemicals, Inc......................................         78,632
  3,276 Arqule, Inc. (b).........................................         70,958
  5,301 Calgon Carbon Corp. (b)..................................         41,613
  3,800 Cambrex Corp. (b)........................................        192,204
  2,199 Chemfirst, Inc...........................................         57,614
 19,341 Crompton Corp............................................        210,817
  6,909 Cytec Industries, Inc. (b)...............................        262,542
  3,400 Eden Bioscience Corp. (b)................................         33,966
  4,588 Ferro Corp...............................................        100,064
  3,929 Georgia Gulf Corp........................................         60,900
  2,415 H.B. Fuller Co...........................................        120,508
 18,506 IMC Global, Inc. ........................................        188,761
  2,161 International Specialty Products, Inc. (b)...............         22,907
  3,634 MacDermid, Inc. (c)......................................         65,412
 10,950 Millennium Chemicals, Inc................................        164,797
  3,423 Minerals Technologies, Inc...............................        146,915
  1,655 NL Industries, Inc.......................................         22,922
  1,983 Nanophase Technologies Corp. (b).........................         21,912
  1,704 Octel Corp. (b)..........................................         27,690
  6,379 Olin Corp. ..............................................        108,379
  5,316 Omnova Solutions, Inc....................................         38,700
 13,048 PolyOne Corp.............................................        135,830
  1,318 Quaker Chemical..........................................         25,042
 17,504 RPM, Inc.................................................        161,037
  2,301 Spartech Corp............................................         55,569
  1,483 Stepan Co................................................         38,855
  6,548 Terra Industries, Inc. (b)...............................         25,537
  2,800 The Scotts Company (b)...................................        116,060
  2,721 WD-40 Co.................................................         61,059
                                                                    ------------
                                                                       2,934,176
                                                                    ------------

        COMMUNICATION SERVICES--3.0%
  5,640 ACTV, Inc. (b)...........................................         18,781
  3,214 ADVO, Inc. (b)...........................................        109,758
  3,178 AMC Entertainment, Inc. (b)..............................         41,314
  7,398 AT & T Latin America Corp. (b)...........................         36,842
  1,796 Ackerley Communications, Inc. (b) (c)....................         20,133
  4,484 Adelphia Business Solutions (b) (c)......................         18,384
  1,982 Airgate PCS, Inc. (b)....................................        103,064
 11,832 Alamosa Holdings, Inc. (b) (c)...........................        192,862
  1,293 Beasley Broadcast Group, Inc. (b)........................         21,981
  5,295 Boca Resorts, Inc. (b)...................................         77,995
  1,344 Boron Lepore & Associates, Inc. (b)......................         18,520
  2,569 Boston Communications Group (b)..........................         36,994

                See accompanying notes to financial statements.

                                    MSF-124

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        COMMUNICATION SERVICES--(CONTINUED)
  2,516 CTC Communications, Inc...................................  $     46,697
  1,189 Centennial Communications Corp. (b).......................        15,683
  4,314 Centillium Communications, Inc. (b) (c)...................       106,728
  2,072 Commonwealth Telephone Enterprises, Inc. (b)..............        87,542
  1,347 Conestoga Enterprises, Inc................................        39,804
 30,773 Covad Communications Group, Inc. (b)......................        31,081
  4,012 Dobson Communications Corp. (b)...........................        68,405
  3,709 Gaylord Entertainment Co. (b).............................       106,819
  6,656 General Communication, Inc. (b)...........................        80,538
  1,421 Golden Telecom, Inc. (b)..................................        19,894
  1,574 Gray Communications Systems, Inc..........................        29,969
    127 Grey Global Group, Inc....................................        84,455
  2,156 Hickory Technologies Corp.................................        34,496
  1,960 IDT Corp. (b).............................................        26,460
  3,199 IDT Corp. (Class B).......................................        35,189
  4,496 ITC Deltacom (b) (c)......................................        17,984
    789 ITXC Corp. (b)............................................         5,523
  4,651 Illuminet Holdings, Inc. (b)..............................       146,274
  3,320 Information Holdings, Inc. (b)............................       107,236
  6,258 Interactive Data Corp.....................................        56,322
  8,161 Intermedia Communications, Inc. (b) (c)...................       121,599
  7,721 John Wiley & Son..........................................       182,602
  4,571 Journal Register Co. (b)..................................        73,593
  4,994 Key3Media Group, Inc. (b).................................        57,980
  5,199 Leap Wireless International, Inc. (b) (c).................       157,530
  7,494 Lee Enterprises, Inc......................................       247,302
  3,276 Lexent, Inc. (b)..........................................        28,305
  3,648 Liberty Digital, Inc. (b).................................        22,216
  1,896 LodgeNet Entertainment Corp. (b)..........................        33,180
  1,470 Martha Stewart Living, Inc. (b) (c).......................        33,957
  2,102 Media General, Inc........................................        96,692
  3,270 NTelos, Inc. (b)..........................................        98,296
  1,696 Net2Phone, Inc. (b).......................................        10,176
    611 Netratings, Inc. (b)......................................         8,187
  2,330 North Pittsburgh Systems, Inc.............................        37,257
  7,355 Pegasus Communications Corp. (b) (b)......................       165,487
  4,231 Penton Media, Inc.........................................        74,042
  1,682 Plato Learning, Inc. (b)..................................        52,058
  2,204 Playboy Enterprises, Inc. (Class B) (b) (c)...............        34,493
  8,298 Price Communications Corp. (b)............................       167,537
  2,112 Private Media Group, Inc. (b) (c).........................        19,853
  1,575 Pulitzer, Inc.............................................        83,160
  4,995 RCN Corp. (b).............................................        27,422
  1,188 Rural Cellular Corp. (b)..................................        53,816
  4,936 Scholastic Corp. (b)......................................       207,806
  1,937 TTM Technologies (b)......................................        17,046
 19,724 Terremark Worldwide, Inc. (b).............................        29,586
  5,184 US Unwired, Inc. (b)......................................        55,002
  7,412 Ubiquitel, Inc. (b).......................................        56,331
 12,796 UnitedGlobalCom, Inc. (b).................................       110,685
  2,413 Ventiv Health, Inc. (b)...................................        49,804

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        COMMUNICATION SERVICES--(CONTINUED)
  8,503 Western Multiplex Corp. (b)..............................   $     58,416
 43,755 XO Communications, Inc. (b)..............................         84,010
  1,393 iBasis, Inc. (b) (c).....................................          6,965
                                                                    ------------
                                                                       4,406,118
                                                                    ------------

        COMMUNICATIONS--1.6%
  1,798 Atwood Oceanics, Inc. (b)................................         63,110
    872 Butler Manufacturing Co..................................         21,800
  5,547 Cal Dive International, Inc. (b).........................        136,456
  1,218 Carbo Ceramics, Inc. (b).................................         45,127
  7,267 Dycom Industries, Inc. (b)...............................        166,632
  1,440 Emcor Group, Inc. (b) (c)................................         52,056
    697 Fisher Communications, Inc...............................         50,804
  5,341 Granite Construction, Inc................................        135,768
  1,210 Gulf Islands Fabrication, Inc. (b).......................         17,424
    779 Gulfmark Offshore, Inc. (b)..............................         24,515
  2,746 Horizon Offshore, Inc. (b)...............................         37,071
  2,192 Hydril Co. (b)...........................................         49,912
  7,753 Input/Output, Inc. (b)...................................         98,463
  5,128 Intergrated Electrical Services (b)......................         49,998
 15,289 Key Energy Services, Inc. (b)............................        165,733
  4,258 Lone Star Technologies, Inc. (b).........................        154,140
    934 Lufkin Industries, Inc...................................         25,778
  3,939 Mastec, Inc. (b).........................................         51,995
  1,590 Natco Group, Inc (b).....................................         13,992
 10,837 Newpark Resources, Inc. (b) (c)..........................        120,291
  4,002 Oceaneering International, Inc. (b)......................         83,042
  3,323 Offshore Logistics, Inc. (b).............................         63,137
  1,708 Oil States International, Inc. (b).......................         15,748
  1,145 Osca, Inc. (b)...........................................         23,724
 14,731 Parker Drilling Co. (b)..................................         95,752
  1,913 Perini Corp. (b).........................................         19,130
  2,065 RPC, Inc.................................................         29,323
  6,622 SBA Communications Corp. (b).............................        163,894
  2,985 Seacor Smit, Inc. (b)....................................        139,519
  3,002 Seitel, Inc. (b).........................................         39,326
  6,958 Superior Energy Services, Inc. (b).......................         54,968
  2,033 Tetra Technologies, Inc. (b).............................         49,707
  2,139 URS Corp. (b)............................................         57,753
  3,130 WH Energy Services, Inc..................................         59,470
                                                                    ------------
                                                                       2,375,558
                                                                    ------------

        COMPUTERS & BUSINESS EQUIPMENT--7.3%
  1,493 ADE Corp. (b)............................................         28,367
  4,651 ATMI, Inc. (b)...........................................        139,530
  3,082 AXT, Inc. (b) (c)........................................         82,289
  4,085 Actel Corp. (b)..........................................        100,287
 16,855 Adaptec, Inc. (b)........................................        167,539
  3,616 Adtran, Inc. (b).........................................         74,128
  8,902 Advanced Digital Information Corp. (b)...................        154,005

                See accompanying notes to financial statements.

                                    MSF-125

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
  4,334 Allen Telecom, Inc. (b)...................................  $     65,010
  4,108 Alliance Semiconductor Corp. (b) (c)......................        49,378
  7,426 Alpha Industries, Inc. (b)................................       219,438
 13,919 Andrew Corp...............................................       256,806
  4,427 Anixter International, Inc. (b) (c).......................       135,909
  4,399 Antec Corp................................................        54,548
  8,826 Aspect Communications, Inc. (b)...........................        61,694
  2,059 Astropower, Inc. (b)......................................       107,356
  2,449 Audiovox Corp. (b)........................................        27,184
  7,725 Auspex Systems, Inc. (b)..................................        55,156
  4,983 Avanex Corp...............................................        48,335
  8,403 Avici Systems, Inc........................................        72,014
  4,213 Avid Technology, Inc. (b).................................        66,144
  2,529 Aware, Inc. (b)...........................................        22,761
  3,025 Brooks Automation, Inc. (b) (c)...........................       139,452
  5,567 C-COR.net Corp. (b).......................................        66,804
  7,775 Cable Design Technologies Corp. (b).......................       125,644
  3,713 Cacheflow, Inc. (b).......................................        18,305
    808 Catapult Communications Corp. (b).........................        18,180
  1,850 Celeritek, Inc. (b) (c)...................................        27,658
  5,544 Chippac, Inc..............................................        57,879
  8,785 Commscope, Inc. (b).......................................       206,447
  4,516 Computer Network Technology Corp. (b).....................        47,915
  8,547 Concurrent Computer Corp. (b).............................        59,829
  9,047 Copper Mountain Networks, Inc.............................        37,093
 14,917 Cosine Communications, Inc. (b)...........................        33,414
  8,973 Credence Systems Corp. (b)................................       217,506
  1,454 Crossroads Systems, Inc. (b)..............................         9,436
  5,321 Cymer, Inc. (b) (c).......................................       134,568
 12,611 DMC Stratex Networks, Inc. (b)............................       126,110
  4,118 DSP Group, Inc. (b).......................................        88,331
  2,163 Digital Lightwave, Inc....................................        79,944
  4,052 Ditech Communications Corp................................        30,066
    845 Dupont Photomasks, Inc. (b)...............................        40,771
  4,214 ESS Technology, Inc. (b)..................................        44,668
  4,033 Elantec Semiconductor, Inc. (b)...........................       136,275
  3,263 Electroglas, Inc. (b).....................................        57,755
  9,120 Electronics For Imaging, Inc. (b).........................       269,040
  3,873 Emcore Corp. (b) (c)......................................       119,095
  2,621 FEI Co. (b)...............................................       107,461
  3,983 FSI International, Inc. (b)...............................        55,762
  5,471 General Semiconductor, Inc. (b)...........................        57,227
  3,979 Genrad, Inc. (b)..........................................        23,874
  9,241 Globespan, Inc. (b).......................................       134,919
  3,325 Handspring, Inc. (b)......................................        25,603
  9,388 Harmonic, Inc. (b)........................................        93,880
  3,998 Helix Technology Corp.....................................       121,859
  3,862 Hutchinson Technology, Inc. (b) (c).......................        73,571
 24,180 IKON Office Solutions, Inc................................       236,964
  6,960 Infocus Corp. (b) (c).....................................       141,914
  4,700 Integrated Circuit Systems, Inc. (b)......................        90,240

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
  4,011 Integrated Silicon Solution (b)...........................  $     55,753
  7,082 Intelidata Technologies Corp. (b).........................        41,784
  8,390 Interdigital Commerce Corp. (b) (c).......................       111,167
  8,489 Intergraph Corp. (b)......................................       130,731
  3,012 Intermediate Telephone, Inc...............................        35,873
 41,956 Iomega Corp. (b)..........................................       100,275
  3,875 JNI Corp. (b) (c).........................................        54,250
  8,527 Kulicke & Soffa Industries, Inc. (b) (c)..................       146,323
  8,184 LTX Corp. (b) (c).........................................       209,183
  2,668 Lantronix, Inc. (b).......................................        27,480
 13,035 MRV Communications, Inc. (b) (c)..........................       121,877
  5,933 Metawave Communications Corp. (b).........................        30,792
  2,048 Metro One Telecommunications, Inc. (b)....................       132,854
  2,389 Microsemi Corp. (b).......................................       169,619
  6,795 NETIQ Corp. (b)...........................................       212,616
  5,493 Netro Corp. (b)...........................................        23,290
  1,994 Network Peripherals, Inc. (b).............................        23,330
  3,547 Next Level Communications, Inc. (b).......................        23,942
  6,941 Oak Technology (b)........................................        73,505
  5,664 On Semiconductor Corp. (b)................................        25,771
 19,760 Oplink Communications, Inc. (b)...........................        74,100
  4,436 PRI Automation, Inc. (b) (c)..............................        82,177
  2,273 Peco II, Inc. (b).........................................        14,888
  1,696 Performance Technologies, Inc. (b)........................        25,440
  3,323 Pericom Semiconductor Corp. (b)...........................        52,238
 10,368 Perot Systems Corp. (b)...................................       187,661
  4,516 Photronics, Inc. (b)......................................       115,881
  6,516 Picturetel Corp. (b)......................................        36,490
  6,004 Plantronics, Inc. (b) (c).................................       138,993
 10,167 Powerwave Technologies, Inc. (b)..........................       147,421
  4,188 Proxim, Inc. (b) (c)......................................        59,051
  2,939 RadiSys Corp. (b).........................................        67,156
 20,355 Read-Rite Corp. (b).......................................       108,492
  2,026 SCM Microsystems, Inc. (b) (c)............................        21,070
  1,931 Sage, Inc. (b)............................................        29,931
    976 Scansource, Inc. (b)......................................        46,282
  2,357 Semitool, Inc. (b)........................................        28,119
 29,712 Silicon Graphics, Inc. (b)................................        41,300
  5,152 Silicon Image, Inc. (b)...................................        25,760
  1,480 Silicon Laboratories (b)..................................        32,708
 13,062 Silicon Storage Technology, Inc. (b)......................       132,318
  1,002 Siliconix, Inc. (b).......................................        31,703
 12,504 Sonicblue, Inc. (b).......................................        41,263
  6,796 Sonicwall, Inc. (b) (c)...................................       171,327
  1,712 Sorrento Networks Corp. (b) (c)...........................        20,510
  1,823 Spectralink Corp. (b).....................................        23,717
 11,377 Spectrasite Holdings, Inc. (b)............................        82,369
  1,963 Spectrian Corp. (b).......................................        31,408
  2,213 Standard Microsystems Corp. (b)...........................        39,613
 10,960 Stratos Lightwave, Inc. (b)...............................       142,480
  3,600 Symmetricom, Inc. (b).....................................        52,704

                See accompanying notes to financial statements.

                                    MSF-126

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
 10,346 Terayon Communication Systems (b).........................   $    63,318
 14,503 Transwitch Corp. (b)......................................       159,533
  1,722 Trikon Technologies, Inc. (b).............................        24,108
  2,651 Tripath Technology, Inc. (b)..............................        29,824
  5,026 Turnstone Systems, Inc. (b)...............................        35,182
  2,047 US Wireleless Corp. (c)...................................         5,957
  1,577 Ulticom, Inc. (b).........................................        53,303
  3,419 Ultratech Stepper, Inc. (b)...............................        87,697
  7,207 Universal Access, Inc. (b)................................        44,683
  2,166 Universal Display Corp. (b) (c)...........................        36,800
  5,532 Varian Semiconductor Equipment, Inc. (b)..................       232,344
  2,528 Viasat, Inc. (b)..........................................        60,369
  1,467 Virage Logic Corp.........................................        22,724
  8,474 Virata Corp. (b)..........................................       100,417
  3,676 Watchguard Technologies, Inc. (b) (c).....................        37,679
  7,630 Wave Systems Corp. (b) (c)................................        40,973
 27,097 Western Digital Corp. (b).................................       108,388
  3,828 Wireless Facilities, Inc. (b).............................        24,882
  3,677 Xicor, Inc. (b)...........................................        40,704
  5,843 Xybernaut Corp. (b) (c)...................................        28,046
  4,532 Zebra Technologies Corp. (b) (c)..........................       222,612
                                                                     -----------
                                                                      10,657,865
                                                                     -----------

        CONGLOMERATES--0.1%
  2,547 Lydall, Inc. (b)..........................................        30,564
  1,699 Standex International Corp................................        40,096
  2,705 Tredegar Industries, Inc..................................        51,801
  2,236 Valmont Industries, Inc...................................        40,695
                                                                     -----------
                                                                         163,156
                                                                     -----------

        CONSTRUCTION MATERIALS--0.3%
  1,841 Amcol International Corp..................................        11,046
  5,175 Carlisle Cos., Inc........................................       180,452
  1,096 Centex Construction Products, Inc.........................        35,620
  2,119 Florida Rock Industries, Inc..............................        99,381
  3,696 Texas Industries, Inc. (b)................................       127,106
  4,980 Walter Industries, Inc....................................        59,262
                                                                     -----------
                                                                         512,867
                                                                     -----------

        CONTAINERS & GLASS--0.5%
  4,324 Caraustar Industries, Inc.................................        39,781
  2,962 Chesapeake Corp...........................................        73,310
 20,365 Crown Cork & Seal, Inc....................................        76,369
  4,896 Earthshell Corp. (b) (c)..................................        16,646
  5,375 Fibercore, Inc. (b).......................................        34,991
  2,567 Greif Brothers Corp.......................................        77,908
  2,392 Ivex Packaging Corp. (b)..................................        45,448
    470 Liqui Box Corp............................................        18,316
  9,151 Longview Fibre Co.........................................       112,740
  2,539 Myers Indiana, Inc........................................        38,339

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        CONTAINERS & GLASS--(CONTINUED)
 24,807 Owens-Illinois, Inc. (b).................................   $    168,192
  1,659 Silgan Holdings, Inc. (b)................................         29,132
                                                                    ------------
                                                                         731,172
                                                                    ------------

        COSMETICS & TOILETRIES--0.3%
  3,147 Carter Wallace, Inc......................................         60,894
  1,604 Elizabeth Arden, Inc. (b)................................         39,154
  7,298 NBTY, Inc. (b)...........................................         90,787
  1,978 Natures Sunshine Products, Inc...........................         23,400
  6,913 Nu Skin Enterprises, Inc.................................         58,761
 10,532 Perrigo Co. (b)..........................................        175,779
                                                                    ------------
                                                                         448,775
                                                                    ------------

        DOMESTIC OIL--2.1%
  2,327 3Tec Energy Corp. (b)....................................         41,304
    683 Belco Oil & Gas Corp. (b)................................          6,147
  2,812 Berry Petroleum Co. (b)..................................         40,774
  4,782 Cabot Oil & Gas Corp. (b)................................        116,681
  2,177 Callon Petroleum Co. (b) (c).............................         25,797
 23,920 Chesapeake Energy Corp. (b)..............................        162,656
  1,215 Chiles Offshore, Inc. (b)................................         21,566
  3,459 Comstock Resources, Inc. (b).............................         35,455
  4,418 EEX Corp. (b) (c)........................................         11,929
  3,745 Energy Partners, Ltd. (b)................................         50,220
  2,817 Evergreen Resources (b)..................................        107,046
  4,135 Frontier Oil Corp........................................         54,789
 24,381 Grey Wolf, Inc. (b)......................................         97,524
  2,714 HS Resources, Inc. (b) (c)...............................        175,867
    704 Holly Corp...............................................         25,872
  1,909 Houston Exploration Co. (b)..............................         59,656
  4,299 KCS Energy, Inc. (b).....................................         28,373
  2,726 Key Production, Inc. (b).................................         45,388
  4,933 Magnum Hunter Resources, Inc. (b)........................         43,904
  2,462 McMoran Exploration Co. (b)..............................         36,930
  5,860 Meridian Resource Corp. (b)..............................         42,016
  2,191 Nuevo Energy Co. (b).....................................         35,713
  2,470 PYR Energy Corp. (b).....................................         17,537
  2,984 Patina Oil & Gas Corp....................................         79,076
 13,546 Pennzoil-Quaker State Co.................................        151,715
  3,820 Petroquest Energy, Inc. (ADR) (b)........................         26,740
  3,055 Plains Resources, Inc. (b)...............................         73,320
  1,977 Prima Energy Corp. Co. (b)...............................         47,626
  2,294 Pure Resources, Inc. (b).................................         41,292
  1,378 Quicksilver Resources, Inc. (b)..........................         24,804
  8,147 Range Resources Corp. (b)................................         48,882
  2,716 Remington Oil Gas Corp. (b)..............................         51,604
  2,628 Resource America, Inc....................................         34,427
  3,277 Spinnaker Exploration Co. (b) (c)........................        130,621
  5,102 St. Mary Land & Exploration Co...........................        119,183
  3,789 Stone Energy Corp. (b)...................................        167,853

                See accompanying notes to financial statements.

                                    MSF-127

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        DOMESTIC OIL--(CONTINUED)
  4,005 Swift Energy Co. (b).....................................   $    120,671
  3,243 Syntroleum Corp. (b).....................................         29,479
  4,802 Tesoro Petroleum Corp. (b) (c)...........................         60,505
  5,675 Tom Brown, Inc. (b)......................................        136,200
  3,783 Trico Marine Services, Inc. (b)..........................         40,251
  6,148 Unit Corp. (b)...........................................         97,446
  1,757 Universal Compression Holdings (b).......................         49,899
  8,414 Vintage Petroleum, Inc...................................        157,342
  4,195 Westport Resources Corp. (b).............................         88,095
      1 XTO Energy, Inc..........................................              7
                                                                    ------------
                                                                       3,060,182
                                                                    ------------

        DRUGS & HEALTH CARE--11.3%
  3,416 ATS Medical, Inc. (b)....................................         43,042
  1,676 AaiPharma, Inc. (b)......................................         28,894
  2,306 Abiomed, Inc. (b) (c)....................................         54,375
  4,421 Accredo Health, Inc. (b).................................        164,417
  4,780 Adolor Corp. (b).........................................        103,248
  1,145 Advanced Neuromodulation Systems (b).....................         29,770
  2,950 Aksys, Ltd. (b)..........................................         30,651
  3,026 Alexion Pharmaceuticals, Inc. (b)........................         72,624
  5,071 Alpharma, Inc. (c).......................................        138,185
  1,108 American Healthways, Inc. (b)............................         42,680
  4,768 American Medical Systems Holdings (b)....................         73,189
  3,873 Ameripath, Inc. (b)......................................        113,479
  3,327 Amsurg Corp. (b).........................................         98,313
  8,814 Amylin Pharmaceuticals, Inc. (b) (c).....................         99,158
  2,320 Antigenics, Inc. (b) (c).................................         45,820
  2,191 Aphton Corp. (b) (c).....................................         47,983
  2,768 Applied Molecular Evolution, Inc.........................         34,545
  6,868 Apria Healthcare Group, Inc. (b).........................        198,142
  2,552 Arena Pharmaceuticals, Inc. (b)..........................         77,810
  3,776 Ariad Pharmaceuticals, Inc. (b)..........................         19,144
  2,509 Array Biopharma, Inc. (b)................................         22,832
  2,133 Arrow International, Inc.................................         81,907
  3,668 Arthrocare Corp. (b) (c).................................         95,918
  2,127 Aspect Medical Systems, Inc..............................         32,969
  2,580 Atrix Laboratories, Inc. (b).............................         61,146
  9,841 Avanir Pharmaceuticals (b)...............................         61,998
  2,411 Avi Biopharma, Inc. (b)..................................         23,748
      1 Barr Laboratories, Inc. (b) (c)..........................             70
 16,107 Beverly Enterprises, Inc. (b)............................        172,345
  9,792 Bio Technology General Corp. (b).........................        128,275
  1,574 Bio-Rad Laboratories, Inc. (b)...........................         78,385
  2,762 Biomarin Pharmaceutical, Inc. (b) (c)....................         36,486
  2,704 Biopure Corp. (b) (c)....................................         71,304
  2,195 Biosite Diagnostics, Inc. (b) (c)........................         98,336
  2,389 Britesmile, Inc. (b).....................................         25,108
  7,815 Bruker Daltonics, Inc....................................        117,772
  2,982 CV Therapeutics, Inc. (b) (c)............................        169,974
  4,700 Cardiodynamics International Corp. (b) (c)...............         25,239

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        DRUGS & HEALTH CARE--(CONTINUED)
  5,831 Cell Therapeutics, Inc. (b) (c)...........................  $    161,169
  1,753 Cerus Corp. (b)...........................................       127,215
  6,533 Charles River Laboratories International..................       227,022
  2,487 Cima Laboratories, Inc. (b)...............................       195,229
  2,832 Ciphergen Biosystems, Inc. (b)............................        19,116
    992 Closure Medical Corp. (b) (c).............................        22,786
  4,732 Coherent, Inc. (b)........................................       171,156
  3,747 Columbia Laboratories, Inc. (b)...........................        30,313
  1,229 Conceptus, Inc. (b).......................................        18,435
  2,819 Conmed Corp. (b)..........................................        73,435
  4,620 Connetics Corp. (b).......................................        35,020
  2,568 Cooper Cos, Inc. (c)......................................       131,995
  7,213 Corixa Corp. (c)..........................................       123,126
  4,681 Corvas International, Inc. (b)............................        55,142
    872 Corvel Corp. (b)..........................................        32,482
  9,937 Covance, Inc. (b).........................................       225,073
 11,072 Coventry Health Care, Inc. (b)............................       223,654
  2,795 Cryolife, Inc. (b)........................................       114,343
  4,788 Cubist Pharmaceuticals, Inc. (b) (c)......................       181,944
  5,390 Curis, Inc. (b)...........................................        34,011
  3,627 Cyberonics, Inc. (b)......................................        61,296
  3,735 Cygnus, Inc. (b) (c)......................................        38,284
 12,014 Cytogen Corp. (b).........................................        64,876
  2,411 DVI, Inc. (b).............................................        42,434
  2,215 Datascope Corp............................................       102,089
  5,211 Decode Genetics, Inc. (b).................................        64,147
  2,610 Dendreon Corp. (b)........................................        43,665
  3,550 Diagnostic Products Corp..................................       117,860
    884 Dianon Systems, Inc. (b)..................................        40,222
  1,383 Duane Reade, Inc. (b) (c).................................        44,948
  3,633 Duramed Pharmaceuticals, Inc. (b).........................        64,994
  3,240 Durect Corp., Inc. (b)....................................        42,120
  2,138 Dusa Pharmaceuticals, Inc. (ADR) (b) (c)..................        30,531
  3,287 Dyax Corp. (b)............................................        62,453
  7,406 Eclipsys Corp. (b)........................................       177,744
  3,140 Endo Pharmaceuticals Holdings (b).........................        27,758
  1,926 Endocare, Inc. (b)........................................        30,797
  2,696 Entremed, Inc. (b) (c)....................................        43,136
  3,515 Enzo Biochem, Inc. (b) (c)................................       120,564
  3,463 Esperion Therapeutics (b).................................        37,227
  5,795 Exelixis, Inc. (b) (c)....................................       109,931
    918 First Horizon Pharmaceutical (b)..........................        29,468
  3,097 Genaissance Pharmaceuticals (b)...........................        43,482
  1,690 Genencor International, Inc. (b)..........................        26,854
  3,263 Genta, Inc. (b)...........................................        43,692
  2,846 Gentiva Health Services, Inc. (b).........................        51,228
  2,563 Genzyme-Molecular Oncology (b)............................        34,729
  3,988 Guilford Pharmaceuticals, Inc. (b) (c)....................       135,592
  3,288 Haemonetics Corp. (b).....................................       100,284
  3,066 Hemispherx Biopharma, Inc. (b)............................        21,922
  8,453 Hooper Holmes, Inc........................................        86,643

                See accompanying notes to financial statements.

                                    MSF-128

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        DRUGS & HEALTH CARE--(CONTINUED)
    981 ICU Medical, Inc. (b).....................................  $     40,496
  5,619 IDEXX Laboratories, Inc. (b)..............................       175,594
  2,274 IGEN International, Inc. (b) (c)..........................        59,124
  4,924 ISIS Pharmaceuticals, Inc. (b) (c)........................        61,008
  4,736 Ilex Oncology, Inc. (b) (c)...............................       141,606
  3,155 Illumina, Inc. (b)........................................        37,166
 14,608 Imatron, Inc. (b).........................................        29,216
  4,147 Immune Response Corp. (b).................................        19,698
  6,815 Immunogen, Inc. (b) (c)...................................       136,300
  3,233 Impath, Inc. (b) (c)......................................       143,222
  2,772 Impax Laboratories, Inc (b)...............................        33,818
  2,601 Inamed Corp. (b) (c)......................................        73,634
 11,245 Incyte Genomics, Inc. (b).................................       275,727
  5,832 Inkine Pharmaceutical, Inc. (b)...........................        28,577
  5,612 Insmed, Inc. (b)..........................................        50,452
  2,772 Inspire Phamaceutical, Inc. (b)...........................        38,808
  1,398 Integra Lifesciences Corp. (b)............................        30,267
  4,097 Intermune, Inc. (b) (c)...................................       145,935
  6,111 Interneuron Pharmaceuticals, Inc. (b).....................        51,882
  5,214 Intuitive Surgical, Inc. (b)..............................        70,441
  3,793 Invacare Corp.............................................       146,524
  4,478 Inverness Medical Technology, Inc. (b)....................       165,686
    816 KOS Pharmaceuticals, Inc (b) (c)..........................        30,355
  1,654 Kendle International, Inc. (b)............................        33,146
  2,130 Keryx Biopharmaceuticals, Inc (b).........................        22,557
  3,805 Kingdom V Pharmaceutical Co. (Class B) (b)................       127,467
  2,340 Kosan Biosciences, Inc (b)................................        18,018
  1,363 Landauer, Inc.............................................        40,890
  6,578 Lifepoint Hospitals, Inc. (b) (c).........................       291,274
  6,809 Ligand Pharmaceuticals, Inc. (Class B) (b)................        76,942
  5,433 Louisiana Jolla Pharmaceutical Co.........................        55,688
  2,457 MGI Pharma, Inc. (b)......................................        30,713
  3,624 MacroChem Corp. (b).......................................        32,181
  3,956 Magellan Health Services, Inc. (b)........................        50,637
  4,056 Matrix Pharmaceuticals (b)................................        42,304
  3,604 Maxim Pharmaceuticals, Inc. (b) (c).......................        22,741
  2,154 Maximus, Inc. (b).........................................        86,354
  1,248 Medical Design Corp.......................................        37,615
  3,357 Medicines Co. (b).........................................        68,785
  3,855 Mentor Corp...............................................       109,867
  1,864 Microvision Inc. (b) (c)..................................        39,535
  8,148 Mid Atlantic Medical Services, Inc. (b)...................       146,094
  2,546 Molecular Devices Corp. (b)...............................        51,047
  4,676 NPS Pharmaceuticals, Inc. (b) (c).........................       187,975
  5,539 Nabi, Inc. (b)............................................        43,980
     84 Nanogen, Inc. (b).........................................           570
  4,020 Napro Biotherapeutics, Inc. (b)...........................        41,004
  1,392 National Healthcare Corp. (b).............................        24,638
  1,755 Neopharm, Inc. (b)........................................        44,753
  2,093 Neose Technologies, Inc. (b)..............................        94,185
  4,053 Neurocrine Biosciences, Inc. (b)..........................       162,079

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        DRUGS & HEALTH CARE--(CONTINUED)
  2,169 Neurogen Corp. (b) (c)....................................  $     49,779
  1,810 Northfield Laboratories, Inc. (b).........................        29,666
  2,420 Novavax, Inc. (b).........................................        26,620
  3,810 Noven Pharmaceuticals, Inc. (b)...........................       149,352
  2,470 Novoste Corp. (b) (c).....................................        62,985
  3,074 Ocular Sciences, Inc. (b).................................        78,080
  3,151 Onyx Pharmaceuticals, Inc. (b)............................        37,402
    984 Option Care, Inc. (b).....................................        14,957
  4,378 Orasure Technologies, Inc. (b)............................        54,725
  5,979 Owens & Minor, Inc. (c)...................................       113,601
 11,036 PSS World Medical, Inc. (b)...............................        70,961
  4,742 PacifiCare Health Systems, Inc. (b).......................        77,295
 10,897 Packard Bioscience Co. (b)................................        90,445
  2,724 Pain Therapeutics, Inc. (b)...............................        20,839
  2,971 Paradigm Genetics, Inc. (b)...............................        26,739
  4,636 Parexel International Corp. (b) (c).......................        90,402
  3,416 Pediatrix Medical Group, Inc. (b).........................       113,411
  1,912 Penwest Pharmaceuticals Co. (b)...........................        29,617
 13,185 Peregrine Pharmaceuticals, Inc. (b).......................        34,677
  2,961 Pharmaceutical Resources, Inc. (b)........................        90,873
  2,995 Pharmacyclics, Inc. (b) (c)...............................       101,531
  9,294 Pharmos Corp. (b).........................................        34,853
  2,009 Polymedica Corp. (b) (c)..................................        81,365
  2,864 Possis Medical, Inc. (b)..................................        34,511
  3,326 Pozen, Inc. (b)...........................................        49,890
  8,685 Praecis Pharmaceuticals, Inc. (b).........................       142,781
  1,362 Progenics Pharmaceuticals, Inc. (b).......................        26,028
  5,353 Province Healthcare Co. (c)...............................       188,907
  2,356 Regeneration Technologies, Inc. (b).......................        20,733
  2,661 RehabCare Group, Inc. (b).................................       128,260
  8,114 Renal Care Group, Inc. (b)................................       266,869
  5,804 Respironics, Inc. (b).....................................       172,727
  1,491 Ribozyme Pharmaceuticals, Inc. (b) (c)....................        14,910
  4,424 Rigel Pharmaceuticals, Inc. (b)...........................        37,604
  3,772 Rosetta Inpharmatics, Inc. (b)............................        58,466
  1,675 Sangamo Biosciences Inc. (b)..............................        24,522
  2,667 Sangstat Medical Corp. (b) (c)............................        43,685
  5,007 Sciclone Pharmaceuticals, Inc. (b)........................        29,191
  6,759 Scios, Inc. (b)...........................................       169,043
  1,587 Select Medical Corp. (b)..................................        31,740
  3,059 Serologicals Corp. (b)....................................        65,279
  4,079 Sierra Health Services, Inc. (b)..........................        28,594
  3,841 Sola International, Inc. (b)..............................        54,197
  1,491 Sonosite, Inc. (b) (c)....................................        28,925
    856 Specialty Laboratories, Inc. (b)..........................        32,400
  2,518 Stericycle, Inc. (b)......................................       118,220
 11,405 Steris Corp. (b)..........................................       228,670
 14,351 Stewart Enterprises, Inc. (b).............................       104,762
  2,875 Sunrise Assisted Living, Inc. (b) (c).....................        75,469
  2,831 Supergen, Inc. (b)........................................        41,701
  6,016 Sybron Dental Specialties (b).............................       123,268

                See accompanying notes to financial statements.

                                    MSF-129

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        DRUGS & HEALTH CARE--(CONTINUED)
  3,544 Syncor International Corp. (b)...........................   $    109,864
  4,026 Tanox, Inc. (b)..........................................        127,020
  7,085 Techne Corp. (b).........................................        230,262
  2,975 Telik, Inc. (b)..........................................         29,304
  4,074 Theragenics Corp. (b)....................................         45,507
  6,021 Thoratec Laboratories Corp. (b)..........................         93,627
  2,007 Transgenomic, Inc. (b)...................................         24,305
  2,710 Triangle Pharmaceuticals, Inc. (b) (c)...................         12,683
  2,968 Trimeris, Inc. (b).......................................        148,608
  3,261 Tularik, Inc. (b) (c)....................................         84,232
 16,146 US Oncology, Inc. (b)....................................        143,538
  2,229 United Therapeutics Corp. (b) (c)........................         29,757
  1,569 Urocor, Inc. (b).........................................         24,555
  1,842 Urologix, Inc. (b).......................................         33,727
  8,658 VISX, Inc. (b)...........................................        167,532
  7,860 Vasomedical, Inc. (b)....................................         33,955
  1,283 Vaxgen, Inc. (b) (c).....................................         24,377
  2,187 Ventana Medical Systems, Inc. (b) (c)....................         68,891
  3,074 Vical, Inc. (b)..........................................         42,975
  6,001 Vidamed, Inc (b).........................................         36,306
  4,476 Vion Pharmaceuticals, Inc. (b)...........................         39,478
  3,017 Viropharma, Inc. (b).....................................        102,578
    868 Vital Signs, Inc.........................................         28,687
  1,600 West Pharmaceutical Services, Inc........................         43,200
  1,315 Wilson GreatBatch Technologies (b).......................         38,135
  1,369 Zoll Medical Corp. (b) (c)...............................         37,579
  2,525 i-STAT Corp. (b).........................................         37,219
                                                                    ------------
                                                                      16,590,920
                                                                    ------------

        ELECTRIC UTILITIES--1.6%
  1,259 Bangor Hydro Electric Co.................................         33,464
  4,753 Beacon Power Corp. (b)...................................         32,796
  2,967 CH Energy Group, Inc. (c)................................        130,400
  1,974 Central Vermont Public Service...........................         37,328
  6,986 Cleco Corp...............................................        158,932
  9,557 DQE, Inc.................................................        215,032
  8,977 El Paso Electric Co. (b).................................        143,542
  2,726 Empire District Electric Co..............................         56,401
  5,703 Hawaiian Electric Industries, Inc........................        217,855
  2,567 Madison Gas & Electric Co................................         71,363
 17,746 Montana Power Co. (b)....................................        205,854
  7,607 Newpower Holdings, Inc. (b)..............................         68,463
  4,310 Otter Tail Power Co......................................        119,603
  6,689 Public Service Co........................................        214,717
  5,903 RGS Energy Group, Inc. (b)...............................        221,362
  2,224 UIL Holdings Corp........................................        108,064
  5,359 Unisource Energy Corp....................................        123,096
  4,550 WPS Resources Corp. (c)..................................        160,387
                                                                    ------------
                                                                       2,318,659
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        ELECTRICAL EQUIPMENT--2.5%
  1,689 A.O. Smith Corp..........................................   $     30,233
  3,480 Anaren Microwave, Inc. (b) (c)...........................         69,600
  5,155 Artesyn Technologies, Inc. (b)...........................         66,499
  5,439 Asyst Technologies, Inc. (b) (c).........................         73,426
  1,834 BEI Technologies, Inc....................................         49,536
  4,692 BMC Industries, Inc......................................         28,152
  4,410 Baldor Electric Co. (b)..................................         94,242
  1,334 Bel Fuse, Inc. (Class B) (b).............................         44,356
  4,407 Belden, Inc. (b).........................................        117,887
  3,775 Benchmark Electronics, Inc. (b) (c)......................         91,959
  3,231 Brady Corp. (b)..........................................        116,736
  4,603 C&D Technologies, Inc....................................        142,693
  5,072 CTS Corp.................................................        103,976
 18,174 Comdisco, Inc............................................         24,171
  4,624 Electro Scientific Industries, Inc. (b)..................        176,174
  2,240 Encore Wire Corp. (b)....................................         26,589
  1,419 Excel Technology, Inc. (b) (c)...........................         31,332
  1,801 Flir Systems, Inc. (b)...................................         45,079
    884 Franklin Electric, Inc...................................         67,096
  5,588 Generale Cable Corp......................................        103,657
  2,320 Genlyte Group, Inc. (b)..................................         71,711
  4,210 H Power Corp. (b)........................................         40,879
  1,208 Lecroy Corp. (b).........................................         30,768
  3,079 Littelfuse, Inc. (c).....................................         82,486
  3,504 MKS Instruments, Inc. (b)................................        100,915
  2,863 Magnetek, Inc. (b).......................................         35,788
  7,037 National Service Industries, Inc.........................        158,825
  5,655 Paxar Corp. (b)..........................................         81,432
  1,917 Penn Engineering & Manufacturing Corp....................         33,548
  7,075 Plexus Corp. (b) (c).....................................        233,475
  4,284 Power Integrations (b) (c)...............................         66,830
  5,662 Proton Energy Systems, Inc. (b)..........................         67,944
  3,044 Rayovac Corp. (b) (c)....................................         64,837
  2,755 SLI, Inc.................................................         22,729
 13,576 Sensormatic Electronics Corp. (b) (c)....................        230,792
  5,168 Technitrol, Inc. (b).....................................        134,368
  2,726 Tecumseh Products Co.....................................        134,937
  9,944 Thomas & Betts Corp......................................        219,464
  3,314 Three Five Systems, Inc. (b).............................         59,586
  3,244 Triumph Group, Inc. (b)..................................        158,956
  3,966 Vicor Corp. (b)..........................................         64,646
  3,355 Wesco International, Inc. (b)............................         30,531
  1,779 Woodhead Industries......................................         30,243
    806 Zixit Corp. (b) (c)......................................          7,375
                                                                    ------------
                                                                       3,666,458
                                                                    ------------

        ELECTRONICS--3.5%
  1,372 3D Systems Corp. (b).....................................         23,324
  1,732 ACT Manufacturing, Inc. (b) (c)..........................         18,948
  5,342 Active Power, Inc. (b)...................................         89,105
  5,458 Anadigics, Inc. (b) (c)..................................        125,534

                See accompanying notes to financial statements.

                                    MSF-130

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        ELECTRONICS--(CONTINUED)
  1,346 Analogic Corp.............................................  $     61,310
  3,495 Aurora Bioscience Corp. (b)...............................       108,345
  3,629 Caliper Technologies Corp. (b)............................        76,390
  4,473 Checkpoint Systems, Inc. (b) (c)..........................        79,619
  3,853 Cohu, Inc.................................................        86,693
 10,854 Computerized Thermal Imaging, Inc.........................        53,727
  1,573 Convera Corp. (b).........................................         7,440
    829 Cubic Corp. (b)...........................................        26,188
  7,082 DDI Corp. (b).............................................       141,640
  2,335 Daktronics, Inc. (b)......................................        35,936
  6,874 Exar Corp. (b)............................................       135,830
  9,213 Fisher Scientific International, Inc. (b).................       267,177
  4,564 Fuelcell Energy, Inc. (b) (c).............................       105,383
  5,476 Harman International......................................       208,581
  1,174 Hawaiian Electric Industries, Inc.........................        17,763
  1,557 II-VI, Inc. (b)...........................................        27,248
  1,969 IXYS Corp. (b)............................................        30,716
  4,222 Identix, Inc. (b).........................................        26,388
    908 Integrated Measurment Systems, Inc (b)....................        19,931
  3,565 Interlogix, Inc. (b)......................................       130,123
  2,270 Intermagnetics General Corp. (b)..........................        73,548
  2,392 Itron, Inc. (b)...........................................        45,376
  7,164 Ixia (b)..................................................       136,116
  1,331 Keithley Instruments, Inc. (c)............................        28,350
 11,103 Kopin Corp. (b)...........................................       134,790
  2,376 Lightpath Technologies, Inc. (b)..........................        21,146
  5,166 MEMC Electronic Materials, Inc. (b).......................        39,520
  3,518 MTS Systems Corp..........................................        48,513
  2,626 Manufacturers Services, Ltd. (b)..........................        15,625
  5,529 Mattson Technology, Inc. (b)..............................        96,647
  1,711 Maxwell Technologies, Inc. (b)............................        38,155
  1,180 Measurement Specialties, Inc. (b).........................        19,765
  1,618 Mechanical Technology, Inc. (b)...........................        11,666
  1,425 Medis Technologies, Ltd. (b)..............................        15,675
  2,195 Merix Corp. (b)...........................................        38,391
  5,352 Methode Electronics, Inc..................................        46,027
  3,888 Microtune, Inc. (b).......................................        85,536
  2,722 Millennium Cell, Inc. (b).................................        28,717
  6,024 Mips Technologies, Inc. (b) (c)...........................       104,215
  1,339 Nanometrics, Inc. (b) (c).................................        36,805
  8,953 New Focus, Inc. (b).......................................        73,862
  5,830 Newport Corp..............................................       154,495
  2,500 Nu Horizons Electronics Corp. (b).........................        23,750
  2,527 PLX Technology, Inc. (b)..................................        21,454
  2,833 Park Electrochemical Corp. ...............................        74,791
  2,840 Pemstar, Inc. (b).........................................        41,691
  2,503 Photon Dynamics, Inc. (b) (c).............................        67,581
  4,909 Pioneer Standard Electronics, Inc. (c)....................        62,835
  3,712 Pixelworks, Inc. (b)......................................       132,667
  1,766 Planar Systems, Inc. (b)..................................        45,739
  1,069 Powell Industries, Inc. (b)...............................        32,070

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        ELECTRONICS--(CONTINUED)
 14,070 Rambus, Inc. (b).........................................   $    173,202
  1,549 Research Frontiers, Inc. (b) (c).........................         41,823
  1,632 Rudolph Technologies, Inc. (b) (c).......................         76,704
  2,820 SBS Technologies, Inc. (b)...............................         53,354
  5,699 Sawtek, Inc. (b).........................................        134,097
  3,495 Sipex Corp. (b)..........................................         40,647
  4,599 Somera Communications, Inc. (b) (c)......................         32,929
    706 Stanford Microdevices, Inc. (b)..........................         11,931
  3,118 Sunrise Telecom, Inc. (b) (c)............................         18,552
  4,359 Symyx Technologies, Inc. (b).............................        105,444
  4,913 Teledyne Technologies, Inc. (b)..........................         74,678
  2,725 Therma Wave, Inc. (b)....................................         51,966
  2,432 Tollgrade Communications, Inc. (b) (c)...................         69,312
  3,765 Trimble Navigation, Ltd. (b).............................         73,380
  3,922 Tripath Imaging, Inc. (b)................................         38,867
  2,225 Uniroyal Technologies Corp. (b)..........................         18,913
  5,600 Varian, Inc. (b).........................................        180,880
  4,234 Veeco Industries, Inc. (b)...............................        168,302
  7,136 Viasystems Group, Inc. (b)...............................         21,479
  2,632 X Rite, Inc..............................................         23,267
  2,339 Zygo Corp. (b) (c).......................................         52,043
                                                                    ------------
                                                                       5,160,627
                                                                    ------------

        FINANCIAL SERVICES--1.2%
  2,748 Acacia Research Corp. (b) (c)............................         46,414
  1,148 Actrade Financial Technologies, Ltd. (b).................         27,139
  3,442 Advanta Corp.............................................         55,072
  3,777 Affiliated Managers Group, Inc. (b) (c)..................        232,285
  4,366 American Capital Strategies, Ltd.........................        122,510
    981 BKF Capital Group, Inc. (b)..............................         32,569
  4,713 Bank United Corp.........................................          1,555
  3,838 Cash America International, Inc..........................         32,623
  5,233 Charter Municipal Mortgage Acceptance Co. ...............         83,466
    313 Credit Acceptance Corp. (b) (c)..........................          2,410
  2,688 Espeed, Inc. (b) (c).....................................         59,136
  1,380 Federal Agricultural Mortage Corp (b)....................         44,132
  1,853 Financial Federal Corp. (b) (c)..........................         53,644
  3,724 Friedman Billings (b) (c)................................         26,068
    847 Gabelli Asset Management, Inc. (b).......................         34,854
  2,900 Insignia Financial Group, Inc. (b) (c)...................         35,670
  3,993 Jeffries Group, Inc......................................        129,373
  1,812 Medallion Financial Corp.................................         18,573
  1,927 PFF Bancorp, Inc. (b)....................................         48,175
  6,813 Raymond James Financial, Inc.............................        208,478
  2,468 Southwest Securities Group, Inc. (c).....................         51,088
  1,351 Sterling Bancorp.........................................         41,341
    842 Student Loan Corp. ......................................         58,730
  1,861 The Intercept Group, Inc. (c)............................         70,718
  1,156 Triad Guaranty, Inc. (b).................................         46,240
  3,401 Tucker Anthony Sutro Corp................................         74,822
  1,405 WFS Financial, Inc. (b)..................................         43,204

                See accompanying notes to financial statements.

                                    MSF-131

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        FINANCIAL SERVICES--(CONTINUED)
  1,447 WSFS Financial Corp. ....................................   $     24,888
  6,109 Wit Soundview Group, Inc. (b)............................         11,179
  2,031 World Acceptance Corp. (b)...............................         18,706
                                                                    ------------
                                                                       1,735,062
                                                                    ------------

        FOOD & BEVERAGES--2.2%
    593 Alico, Inc...............................................         19,011
  3,034 American Italian Pasta Co. (b) (c).......................        140,778
  2,967 Aurora Foods, Inc. (b)...................................         16,259
  5,544 Cadiz, Inc. (b)..........................................         55,440
  6,035 Corn Products International, Inc.........................        193,120
  6,087 Dean Foods Co............................................        244,697
  4,261 Del Monte Foods Co. (b)..................................         35,707
  5,983 Delta & Pine Land Co. ...................................        117,566
  7,093 Dole Food, Inc...........................................        135,122
  3,093 Dreyer's Grand Ice Cream, Inc. ..........................         86,295
  7,265 Earthgrains Co. (c)......................................        188,890
    205 Farmer Brothers Co.......................................         47,765
  7,036 Fleming Cos., Inc. (c)...................................        251,185
  2,888 Flowers Foods, Inc. .....................................         90,539
  2,685 Great Atlantic & Pacific Tea, Inc. (b)...................         39,738
    756 Green Mountain Coffee, Inc. (b)..........................         22,589
  3,955 Hain Celestial Group, Inc. (b)...........................         87,010
  2,672 International Multifoods Corp. (b).......................         55,444
  4,441 Interstate Bakeries Corp.................................         71,056
    991 J & J Snack Foods Corp. (b)..............................         21,951
  3,854 Lance, Inc...............................................         52,029
  1,832 Nash Finch Co............................................         43,235
  5,147 Pathmark Stores, Inc. (b)................................        126,616
  6,255 Performance Food Group Co. (b)...........................        189,089
  2,502 Pilgrims Pride Corp. (c).................................         31,400
    872 Purina Mills, Inc. (b)...................................         20,928
  5,204 Ralcorp Holdings, Inc. (b)...............................         97,523
  1,078 Riviana Foods, Inc.......................................         19,566
  8,235 Sensient Technologies Corp. .............................        168,982
  3,316 Spartan Stores, Inc. (b).................................         53,255
  4,263 Suiza Foods Corp. (b) (c)................................        226,365
  1,102 Tejon Ranch Co. (b)......................................         30,029
  3,327 The J. M. Smucker Co.....................................         86,502
  1,615 The Robert Mondavi Corp. (b).............................         65,472
  2,595 Triarc Cos. (b)..........................................         67,989
  1,388 United Natural Foods, Inc. (b)...........................         29,079
  1,780 Wild Oats Markets, Inc. (b) (c)..........................         18,530
                                                                    ------------
                                                                       3,246,751
                                                                    ------------
        GAS & PIPELINE UTILITIES--2.2%
  9,302 AGL Resources, Inc.......................................        220,922
  2,027 American State Water Co. ................................         68,918
  6,920 Atmos Energy Corp........................................        169,263
  8,128 Avista Corp. (c).........................................        162,397
  1,715 Cascade Natural Gas Corp. ...............................         36,529

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        GAS & PIPELINE UTILITIES--(CONTINUED)
    868 Connecticut Water Service, Inc. .........................   $     30,007
  4,835 Energen Corp. ...........................................        133,446
  3,529 Laclede Gas Co...........................................         89,637
    865 Middlesex Water Co.......................................         29,419
  2,682 NUI Corp.................................................         61,901
  3,089 New Jersey Resources Corp. ..............................        139,623
  4,526 Northwest Natural Gas Co. (c)............................        112,697
  4,298 Northwestern Corp........................................         96,275
  9,208 Oneok, Inc...............................................        181,398
  6,052 Peoples Energy Corp......................................        243,290
  7,689 Philadelphia Suburban Corp...............................        196,069
  5,419 Piedmont Natural Gas, Inc................................        192,483
    495 SJW Corp.................................................         42,322
  2,804 Semco Energy, Inc. (c)...................................         42,060
 13,421 Sierra Pacific Resources (b).............................        214,602
  2,280 South Jersey Industries, Inc.............................         71,022
  5,769 Southern Union Co. (b)...................................        117,688
  4,950 Southwest Gas Corp.......................................        117,216
  3,911 Southwestern Energy Co. (b)..............................         47,910
  1,637 Transmontaigne, Inc. (b).................................          9,495
  7,951 WGL Holdings, Inc........................................        215,552
  3,575 Western Gas Resources, Inc. (c)..........................        116,545
                                                                    ------------
                                                                       3,158,686
                                                                    ------------

        GAS EXPLORATION--0.0%
  2,533 Denbury Resources, Inc. (b)..............................         23,810
                                                                    ------------

        HOTELS & RESTAURANTS--2.1%
  1,601 AFC Enterprises, Inc. (b)................................         30,659
  1,245 Alliance Gaming Corp. (b)................................         48,891
  2,344 Anchor Gaming (b)........................................        151,469
  5,694 Applebees International, Inc. (b)........................        182,208
  3,822 Argosy Gaming Corp. (b)..................................        106,099
  5,377 Aztar Corp. (b)..........................................         65,062
  4,482 Bally Total Fitness Holding Corp. (b) (c)................        132,712
  6,227 Bob Evans Farms, Inc.....................................        112,086
  3,061 Boyd Gaming Corp. (b)....................................         17,601
  2,157 Buca, Inc. (b) (c).......................................         46,915
  9,623 CBRL Group, Inc. (b).....................................        163,110
  4,780 CEC Entertainment, Inc. (b)..............................        235,893
  2,539 California Pizza Kitchen, Inc. (b).......................         59,032
  6,015 Choice Hotels, Inc. (b)..................................         90,225
  2,972 Dover Downs Entertainment, Inc...........................         45,769
  3,109 IHOP Corp. (b)...........................................         83,477
  2,298 Isle of Capri Casinos, Inc. (b) (c)......................         21,601
  2,394 Landry's Restaurants, Inc................................         40,698
  2,444 Lone Star Steakhouse & Saloon, Inc.......................         31,748
  3,481 Luby's, Inc. (b).........................................         34,079
  3,755 Magna Entertainment Corp. (b)............................         23,994
  3,386 Marcus Corp..............................................         47,235
  2,887 Motor Gaming Group, Inc. ................................         38,975

                See accompanying notes to financial statements.

                                    MSF-132

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        HOTELS & RESTAURANTS--(CONTINUED)
  2,539 O' Charleys, Inc. (b)....................................   $     49,206
  1,558 P.F. Chang's China Bistro, Inc. (b) (c)..................         59,048
  1,620 Panera Bread Co. (b).....................................         51,143
  2,724 Papa John's International, Inc. (b) (c)..................         69,053
  2,924 Pinnacle Entertainment, Inc. (b).........................         21,491
  6,930 Prime Hospitality Corp. (b)..............................         82,120
  3,648 Rare Hospitality International, Inc. (b).................         82,445
 10,966 Ruby Tuesday, Inc........................................        187,519
  4,829 Ryan's Family Steak Houses, Inc. (b).....................         59,155
  2,871 Shuffle Master, Inc. (b).................................         60,291
  3,573 Sonic Corp. (b)..........................................        113,371
  6,025 Station Casinos, Inc. (b)................................         96,400
  6,332 The Cheesecake Factory (b)...............................        179,181
  3,634 The Steak & Shake Co.....................................         33,615
    880 Trendwest Resorts, Inc. (b) (c)..........................         20,592
 23,382 Wyndham International, Inc. (b)..........................         58,455
                                                                    ------------
                                                                       3,032,623
                                                                    ------------

        HOUSEHOLD APPLIANCES & HOME FURNISHINGS--2.1%
  1,756 Applica, Inc. (b) (c)....................................         13,978
  1,739 Bassett Furniture Industries, Inc........................         21,877
  1,464 Beazer Homes USA, Inc. (b)...............................         92,949
  5,850 Blyth Industries, Inc. (b)...............................        150,403
  7,382 Champion Enterprises, Inc. (b)...........................         84,007
  1,098 Crossmann Communities, Inc. (b)..........................         43,580
  3,677 Fedders Corp.............................................         19,120
  5,083 Fleetwood Enterprises, Inc...............................         71,569
  2,800 Foamex International Inc. (b)............................         20,720
  8,596 Furniture Brands International, Inc. (b).................        240,688
  2,281 Hovnanian Enterprises, Inc. (b)..........................         33,097
  2,255 Infogrames, Inc. (b).....................................         17,138
  7,075 Interface, Inc...........................................         53,063
  6,016 KB Home..................................................        181,503
  4,730 Lancaster Colony Corp....................................        155,995
  2,736 Libbey, Inc. ............................................        108,647
  8,192 Louisiana Z Boy, Inc. (b)................................        151,552
  2,836 M.D.C. Holdings, Inc.....................................        100,394
  1,007 M/I Schottenstein Homes, Inc. ...........................         39,777
    610 Meritage Corp. (b).......................................         28,060
  1,139 NVR, Inc. (b)............................................        168,572
    693 National Presto Industries, Inc..........................         20,582
  2,148 Oneida, Ltd..............................................         43,669
  2,814 Palm Harbor Homes, Inc. (b) (c)..........................         61,205
  1,605 Recoton Corp. (b)........................................         27,807
  2,742 Resortquest International, Inc. (b)......................         31,533
  1,547 Russ Berrie & Co., Inc...................................         45,482
  2,369 Ryland Group, Inc. ......................................        119,871
    778 Salton, Inc. (b).........................................         13,848
  5,106 Schuler Homes, Inc. (b)..................................         69,135
    976 Skyline Corp.............................................         26,547

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        HOUSEHOLD APPLIANCES & HOME FURNISHINGS--(CONTINUED)
  2,006 Springs Industries, Inc. ................................   $     88,465
  4,519 Standard-Pacific Corp. ..................................        104,615
    910 Stanley Furniture, Inc. (b)..............................         24,479
  6,506 The Topps Co. (b)........................................         76,055
  4,012 Toll Brothers, Inc. (b) (c)..............................        157,712
  2,172 Toro Co..................................................         97,631
  8,986 Tupperware Corp..........................................        210,542
 11,533 U.S. Industries, Inc. (b)................................         47,285
  2,160 Universal Electronics, Inc. (b)..........................         38,880
                                                                    ------------
                                                                       3,102,032
                                                                    ------------

        HOUSEHOLD PRODUCTS--0.5%
    741 Bacou USA, Inc. (b)......................................         20,881
  9,184 Boyds Collection, Ltd. (b)...............................        114,065
    865 CSS Industries, Inc. ....................................         22,282
  6,602 Church & Dwight, Inc. ...................................        168,021
 16,228 Dial Corp................................................        231,249
  2,036 Herbalife International, Inc. (b) (c)....................         20,340
  2,613 Mathews International Corp. .............................        114,887
  4,458 Playtex Products, Inc. (b)...............................         47,701
                                                                    ------------
                                                                         739,426
                                                                    ------------

        INDUSTRIAL MACHINERY--4.0%
 11,195 AGCO Corp................................................        102,434
  3,158 Advanced Energy Industries, Inc. (b).....................        130,331
  2,730 Albany International Corp. (b)...........................         51,597
  3,822 American Superconductor Corp. (b) (c)....................         98,608
  3,075 Applied Industrial Technologies, Inc. ...................         58,271
  5,544 AptarGroup, Inc..........................................        179,792
  2,398 Astec Industries, Inc....................................         41,366
  3,204 Barnes Group, Inc. (b)...................................         79,139
  3,718 Briggs & Stratton Corp. (b)..............................        156,528
  1,467 Circor International, Inc................................         26,479
  3,836 Clarcor, Inc.............................................        102,997
  5,439 Cognex Corp..............................................        184,110
  2,537 Cuno, Inc. (b)...........................................         76,110
  3,440 Dionex Corp. (b).........................................        114,380
  6,699 Donaldson, Inc...........................................        208,674
  1,439 Dril-Quip, Inc. (b)......................................         30,982
  1,769 ESCO Technologies, Inc. (b)..............................         53,335
  2,503 Energy Conversion Devices, Inc. (b)......................         70,084
  3,937 Esterline Technologies Corp. (b).........................         85,630
  2,231 Flow International Corp. (b).............................         24,095
  6,485 Flowserve Corp. (b)......................................        199,414
  2,756 Gardner Denver, Inc. (b).................................         56,636
  1,258 Gorman-Rupp Co...........................................         30,318
  5,266 Graco, Inc...............................................        173,778
  6,808 Harsco Corp..............................................        184,701
  5,195 IDEX Corp................................................        176,630

                See accompanying notes to financial statements.

                                    MSF-133

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        INDUSTRIAL MACHINERY--(CONTINUED)
  7,388 JLG Industries, Inc......................................   $     91,242
  4,715 Kaydon Corp..............................................        120,940
  5,235 Kennametal, Inc..........................................        193,171
  5,391 Lincoln Electric Holdings, Inc...........................        137,470
  1,825 Lindsay Manufacturing Co. ...............................         34,675
  4,375 Manitowoc, Inc. .........................................        129,062
  6,156 Maverick Tube Corp. (b)..................................        104,344
  2,682 Milacron, Inc............................................         42,027
  1,841 Mine Safety Appliances Co................................         63,054
  5,182 Mueller Industries, Inc. (b).............................        170,540
  1,960 NN, Inc..................................................         20,952
  2,524 NS Group, Inc. (b).......................................         33,695
  1,206 Nacco Industries, Inc....................................         94,056
  4,335 Nordson Corp.............................................        114,877
  2,854 Oshkosh Truck Corp.......................................        126,289
  1,801 Osmonics, Inc. (b).......................................         24,854
  4,511 Presstek, Inc. (b).......................................         54,132
  3,239 Regal Beloit Corp........................................         67,371
  3,345 Reliance Steel & Aluminum Co.............................         84,461
  1,232 Robbins & Myers, Inc. ...................................         34,742
  2,949 Rogers Corp. (b).........................................         78,149
  5,127 Roper Industries, Inc. ..................................        214,052
  1,653 SPS Technologies, Inc. (b)...............................         78,352
  4,359 Stewart & Stevenson Services, Inc........................        143,847
  1,779 Tennant Co...............................................         71,160
  4,603 Terex Corp. (b)..........................................         97,584
  2,887 Thomas Industries, Inc...................................         85,167
  8,491 Timken Co................................................        143,838
  6,423 Trinity Industries, Inc..................................        131,671
 12,488 USEC, Inc................................................        105,274
  2,675 Valence Technology, Inc. (b).............................         16,719
  3,391 Wabash National Corp. (c)................................         41,031
  2,585 Watts Industries, Inc. ..................................         43,816
  1,512 Woodward Governor Co.....................................        127,537
                                                                    ------------
                                                                       5,816,570
                                                                    ------------

        INSURANCE--2.4%
  6,705 Alfa Corp................................................        214,493
  1,988 American Physicians Capital, Inc. (b)....................         38,766
  5,135 Amerus Group Co..........................................        182,139
  3,721 Argonaut Group, Inc. (c).................................         74,792
  1,023 Baldwin & Lyons, Inc. (Class B) (b)......................         21,483
  3,571 Brown & Brown, Inc. (b)..................................        149,946
  2,554 CNA Surety Corp..........................................         35,756
  1,560 Capitol Transamerica Corp................................         23,759
  3,325 Citizens Inc. America (b)................................         22,743
  1,431 Clark/Bardes, Inc. (b)...................................         31,911
  4,271 Commerce Group, Inc......................................        157,130
  5,484 Crawford & Co. (Class B) (b) (c).........................         98,712
  2,335 Delphi Financial Group, Inc. (b) (c).....................         89,898
  1,612 FBI Financial Group, Inc.................................         29,016

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        INSURANCE--(CONTINUED)
 11,531 First American Financial Corp............................   $    218,397
  9,106 Fremont General Corp. (c)................................         59,189
  1,117 Great American Financial Resources, Inc..................         20,151
  4,991 Harleysville Group, Inc..................................        148,482
  2,458 Hilb, Rogal & Hamilton Co................................        107,538
  7,008 Horace Mann Educators Corp...............................        151,022
  1,065 Kansas City Life Insurance Co............................         42,600
  3,078 Landamerica Financial Group, Inc. .......................         98,034
  2,893 Liberty Corp. ...........................................        115,720
    641 Midland Co...............................................         28,525
    463 National Western Life Insurance Co. (b)..................         50,462
  9,327 Ohio Casualty Corp. (b)..................................        120,785
  2,568 PMA Capital Corp. .......................................         46,352
  1,530 Philadelphia Consolidated Holding Corp. (b)..............         53,213
  2,064 Pico Holdings, Inc. (b)..................................         30,176
  3,826 Presidential Life Corp...................................         85,702
  1,233 RLI Corp.................................................         55,386
    918 Rightchoice Manage Care, Inc. (b)........................         40,759
  1,528 SCPIE Holdings, Inc......................................         30,866
  4,522 Selective Insurance Group, Inc...........................        120,647
  5,328 Stancorp Financial Group, Inc............................        252,494
  1,887 State Auto Financial Corp................................         30,928
  1,620 Stewart Information Services Corp. (b)...................         31,574
  5,965 UICI, Inc. (b)...........................................         76,054
  1,081 United Fire Casualty Co..................................         31,587
  6,845 Universal American Financial Corp (b)....................         42,507
  4,177 Vesta Insurance Group, Inc...............................         45,738
  3,348 W.R. Berkley Corp. (b)...................................        138,674
  1,461 Zenith National Insurance Corp...........................         39,447
                                                                    ------------
                                                                       3,483,553
                                                                    ------------

        INTERNET--0.3%
  2,012 Brio Technology, Inc. (b) (c)............................         14,688
  4,991 GTECH Holdings Corp. (b).................................        177,230
 16,026 Priceline.Com, Inc. (b)..................................        145,035
  3,246 Register. Com, Inc. (b) (c)..............................         50,281
                                                                    ------------
                                                                         387,234
                                                                    ------------

        LEISURE--0.9%
  2,335 Action Performance Cos, Inc. (b).........................         58,375
  2,953 Activision, Inc. (b).....................................        115,905
  2,692 Arctic Cat, Inc..........................................         39,034
  1,787 Championship Auto Racing Teams, Inc. (b).................         28,592
  3,775 Concord Camera Corp. (b) (c).............................         22,273
  2,797 JAKKS Pacific, Inc. (b) (c)..............................         52,304
  3,067 K2, Inc. (b).............................................         35,056
  4,550 Midway Games, Inc. (b) (c)...............................         84,175
  2,017 Navigant International, Inc. (b).........................         28,238
  1,295 Parkervision, Inc. (b) (c)...............................         33,864
  1,251 Penn National Gaming, Inc. (b)...........................         31,775

                See accompanying notes to financial statements.

                                    MSF-134

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        LEISURE--(CONTINUED)
  7,172 Pinnacle Systems, Inc. (b)...............................   $     43,391
  4,011 Polaris Industries, Inc..................................        183,704
  7,137 Polaroid Corp. (b) (c)...................................         18,556
  2,296 SCP Pool Corp. (b).......................................         79,074
  2,184 Speedway Motorsports, Inc. (b) (c).......................         55,059
  1,046 Steinway Musical Instructions, Inc. (b)..................         18,462
  3,021 Sturm Ruger & Co., Inc. .................................         29,606
  5,650 Take Two Interactive Software (b) (c)....................        104,808
  5,183 The 3Do Co. (b)..........................................         37,732
  1,356 Vail Resorts, Inc. (b)...................................         25,357
  3,614 WMS Industries, Inc. (b).................................        116,262
  1,914 World Wrestling Federation Entertainment, Inc. (b) (c)...         26,413
                                                                    ------------
                                                                       1,268,015
                                                                    ------------

        MINING--1.0%
  4,714 Ball Corp................................................        224,198
 20,151 Bethlehem Steel Corp. (b)................................         40,705
  2,568 Brush Engineered Material, Inc. (b)......................         41,088
  3,386 Carpenter Technology Corp. ..............................         99,176
  1,909 Century Aluminum Co......................................         30,620
  1,585 Cleveland Cliffs, Inc....................................         29,323
  2,016 Commercial Metals Co.....................................         64,572
  1,171 Gibraltor Steel Corp.....................................         22,952
  4,549 Kaiser Aluminum Corp. (b) (c)............................         18,105
  4,407 Oregon Steel Mills, Inc. (b).............................         37,460
  1,570 Penn Virginia Corp.......................................         51,653
    772 Pitt-Des Moines, Inc.....................................         26,634
  2,711 Quanex Corp. ............................................         70,215
  3,976 RTI International Metals, Inc. (b).......................         60,634
  1,864 Roanoke Electric Steel Corp. ............................         32,545
  3,535 Ryerson Tull, Inc........................................         47,687
  2,408 Southern Peru Copper Corp. ..............................         29,739
  4,279 Steel Dynamics, Inc. (b).................................         53,487
  6,618 Stillwater Mining Co. (b)................................        193,576
  3,340 Titanium Metals Corp. (b)................................         33,400
  7,112 UCAR International, Inc. (b).............................         84,988
  1,282 Wolverine Tube, Inc. (b).................................         21,243
 10,883 Worthington Industries, Inc..............................        148,009
                                                                    ------------
                                                                       1,462,009
                                                                    ------------

        MUTUAL FUNDS--0.9%
 13,000 iShares Russell 2000 Index Fund..........................      1,324,700
                                                                    ------------

        PAPER & FOREST--0.6%
  3,052 Buckeye Technologies, Inc. (b)...........................         43,949
  1,565 Deltic Timber Corp. (b)..................................         45,072
 17,848 Louisiana-Pacific Corp...................................        209,357
  2,157 P.H. Glatfelter Co.......................................         30,759
  2,153 Pope & Talbot, Inc. .....................................         27,795

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        PAPER & FOREST--(CONTINUED)
  4,846 Potlatch Corp............................................   $    166,751
  4,643 Rayonier, Inc............................................        215,667
  1,818 Rock Tennessee Co........................................         22,271
  7,979 Wausau Mosinee Paper Corp................................        102,849
                                                                    ------------
                                                                         864,470
                                                                    ------------

        PETROLEUM SERVICES--0.1%
  5,440 Veritas DGC, Inc. (ADR) (b)..............................        150,960
                                                                    ------------

        POLLUTION CONTROL--0.0%
  2,199 Catalytica Energy Systems, Inc. (b)......................         47,718
                                                                    ------------

        PUBLISHING--0.1%
  9,857 American Greetings Corp. (c).............................        108,427
                                                                    ------------

        RAILROADS & EQUIPMENT--1.1%
  3,208 Arkansas Best Corp. (b)..................................         73,944
  3,156 Arnold Industries, Inc...................................         61,100
  2,858 Consolidated Freightways Corp............................         25,608
  1,219 Covenant Transport, Inc. (b).............................         15,176
  3,885 Florida East Coast Indiana, Inc. ........................        137,529
  2,841 Heartland Express, Inc. (b)..............................         64,780
  2,679 JB HuntTransport Services, Inc. (b)......................         50,901
  9,976 Kansas City Southern Industries, Inc. (b)................        157,621
  1,638 Knight Transportation, Inc. (b)..........................         33,661
  1,547 Landstar Systems, Inc. (b)...............................        105,227
  1,293 M. S. Carriers, Inc. (b).................................         39,708
  2,849 RailAmerica, Inc. (b)....................................         32,536
  1,931 Roadway Express Inc......................................         45,900
  7,587 Swift Transportation, Inc. (b) (c).......................        146,126
  4,625 USFreightways Corp.......................................        136,437
  5,323 Wabtec Corp..............................................         79,845
  5,120 Werner Enterprises, Inc..................................        124,160
  7,205 Wisconsin Central Transportation Corp. (b)...............        120,540
  4,593 Yellow Corp. (b).........................................         87,175
                                                                    ------------
                                                                       1,537,974
                                                                    ------------

        REAL ESTATE--1.4%
  6,421 ANC Rental Corp. (b).....................................         19,263
  3,213 Acadia Realty Trust......................................         22,427
    274 Alexander's, Inc. (b)....................................         16,467
  2,228 AMERCO (b)...............................................         49,684
  7,630 Annaly Mortgage Management, Inc..........................        104,607
  5,403 Anthracite Capital, Inc..................................         59,703
  2,757 Associated Estates Realty ...............................         26,633
    844 Avatar Holding, Inc (b)..................................         19,412
  1,906 CB Richard Ellis Services, Inc. (b)......................         29,924
  3,525 Charles E. Smith Realty..................................        176,779
  3,873 Corrections Corp. of America (b).........................         61,774
  2,638 Crestline Capital Corp. (b)..............................         81,989

                See accompanying notes to financial statements.

                                    MSF-135

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        REAL ESTATE--(CONTINUED)
  2,235 Electro Rent Corp. (b)...................................   $     36,453
  2,796 Forest City Enterprises, Inc. ...........................        153,780
  1,132 Getty Realty Corp........................................         21,689
  1,912 Interpool, Inc...........................................         30,018
  4,623 Jones Lang Lasalle, Inc. (b).............................         61,024
  3,968 LNR Property Corp........................................        138,880
 19,377 La Quinta Properties, Inc. (b)...........................        100,373
  2,185 Mid-Atlantic Realty Trust, Inc. .........................         27,312
  7,959 Nationwide Health Properties, Inc........................        160,772
    867 Redwood Trust, Inc.......................................         19,724
  3,962 Regency Centers Corp.....................................        100,635
  3,783 Rent-Way, Inc. (b) (c)...................................         41,235
  1,209 Rental-A-Center, Inc. (b)................................         63,593
  2,020 Senior Housing Property Trust............................         26,260
  3,714 Thornburg Mortgage, Inc..................................         57,604
  3,862 Trammell Crow Co. (b)....................................         42,675
  3,008 Webb Corp. (b)...........................................        116,380
  4,488 Westfield America, Inc...................................         72,347
  2,402 Winston Hotels...........................................         25,149
  1,836 Xtra Corp. (b)...........................................         91,066
                                                                    ------------
                                                                       2,055,631
                                                                    ------------

        REAL ESTATE INVESTMENT TRUST--5.6%
  2,525 Alexandria Real Estate Equities..........................        100,495
  2,370 Amli Residential Properties Trust........................         58,302
  7,933 BRE Properties, Inc. (b).................................        240,370
  2,766 Bedford Property Investments, Inc. (b)...................         57,948
  2,663 Boykin Lodging Co. (b)...................................         34,353
  4,351 Brandywine Realty Trust (b)..............................         97,680
  3,950 Burnham Pacific Properties, Inc. (b).....................         19,355
  3,423 CBI & Associates Property's, Inc. (b)....................        105,052
  7,028 Cabot Industrial Trust (b)...............................        147,588
  6,333 Camden Property Trust....................................        232,421
  2,474 Capital Automotive (REIT)................................         44,532
  3,058 Capstead Mortgage Corp...................................         54,432
  3,770 Centerpoint Properties Corp. ............................        189,254
  3,348 Chateau Community's, Inc. ...............................        105,127
  2,496 Chelsea Property Group, Inc..............................        117,062
  2,498 Colonial Properties Trust................................         76,938
  4,684 Commercial Net Lease Realty, Inc.........................         66,747
  8,108 Cornerstone Realty Income Trust, Inc.....................         94,053
  6,180 Cousins Properties, Inc..................................        165,933
  3,612 Crown American Realty Trust..............................         30,160
  8,521 Developers Diversified Realty Corp.......................        156,616
  3,154 Eastgroup Properties, Inc................................         71,280
  2,286 Entertainment Properties Trust...........................         41,720
  5,717 Equity Inns, Inc.........................................         56,027
  2,453 Essex Property Trust.....................................        121,546
  6,145 Federal Realty Investment Trust..........................        127,447
  5,128 Felcor Lodging Trust, Inc................................        119,995
  6,747 First Industrial Realty Trust, Inc.......................        216,849

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        REAL ESTATE INVESTMENT TRUST--(CONTINUED)
  9,600 Franchise Finance Corp. of America........................  $    241,056
  4,124 Gables Residential Trust..................................       123,514
  3,319 Glenborough Realty Trust, Inc.............................        64,057
  4,540 Glimcher Realty Trust.....................................        81,266
  1,770 Great Lakes REIT, Inc.....................................        32,232
 22,340 HRPT Properties Trust.....................................       217,368
  5,116 Health Care REIT, Inc. (c)................................       121,505
  6,936 Healthcare Realty Trust...................................       182,417
  9,213 Highwoods Properties, Inc.................................       245,526
  2,924 Home Properties of New York, Inc..........................        88,012
  4,705 IRT Property Co. .........................................        51,237
  3,947 Innkeepers USA Trust (c)..................................        47,285
  3,576 Investors Real Estate.....................................        31,469
  5,104 JDN Realty Corp...........................................        69,414
  1,911 JP Realty, Inc............................................        46,820
  4,187 Kilroy Realty Corp........................................       121,842
  4,168 Koger Equity, Inc. .......................................        68,772
  3,207 Kramont Realty Trust......................................        43,872
  1,797 Lasalle Hotel Properties..................................        32,023
  2,727 Lexington Corporate Property Trust........................        42,187
  5,481 Macerich Co...............................................       135,929
  2,745 Manufactured Home Communities, Inc........................        77,134
  6,456 Meristar Hospitality Corp.................................       153,330
  2,703 Mid-America Apartment Communities, Inc....................        69,170
  3,003 Mills Corp. (c)...........................................        73,874
  2,612 Mission West Properties, Inc..............................        31,605
  2,015 National Golf Properties, Inc.............................        54,909
  3,787 National Health Investors, Inc. (b) (c)...................        39,006
  1,919 PS Business Parks, Inc....................................        53,732
  3,604 Pacific Gulf Properties, Inc. ............................        17,624
  4,002 Pan Pacific Retail Properties, Inc........................       104,052
  1,473 Parkway Properties, Inc...................................        51,923
  1,956 Pennsylvania Real Estate Investment Trust.................        48,313
  7,230 Pinnacle Holdings, Inc. (b)...............................        43,452
  6,634 Post Properties, Inc......................................       251,097
  5,119 Prentiss Properties Trust.................................       134,630
  3,860 RFS Hotel Investors, Inc. (b).............................        60,949
  5,040 Realty Income Corp........................................       148,982
  5,740 Reckson Associates Realty Corp............................       132,020
  3,936 SL Green Realty Corp. ....................................       119,300
  1,728 Saul Centers, Inc.........................................        32,642
  5,122 Shurgard Storage Center, Inc..............................       160,062
  2,427 Sovran Self Storage, Inc..................................        66,427
  2,626 Storage USA, Inc..........................................        94,536
  4,495 Summit Properties, Inc....................................       120,601
  2,765 Sun Communities, Inc. ....................................        97,743
    812 Tanger Factory Outlet Centers, Inc. (c)...................        18,676
  5,032 Taubman Centers, Inc. ....................................        70,448
  2,494 Town & Country Trust......................................        50,878
 17,321 United Dominion Realty Trust, Inc.........................       248,556
  3,059 United States Restaurant Properties, Inc..................        45,671

                See accompanying notes to financial statements.

                                    MSF-136

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        REAL ESTATE INVESTMENT TRUST--(CONTINUED)
  1,537 Universal Health Realty Income...........................   $     33,199
  9,376 Ventas, Inc..............................................        102,667
  6,219 Washington Real Estate Investment Trust..................        147,017
  4,914 Weingarten Realty Investments............................        215,479
                                                                    ------------
                                                                       8,206,789
                                                                    ------------

        RETAIL--4.5%
  1,159 1-800 Contacts, Inc. (b).................................         28,732
  3,960 7 Eleven, Inc. (b).......................................         44,550
  4,587 99 Cents Only Stores (b) (c).............................        137,381
  2,715 Aaron Rents, Inc. (Class B)..............................         46,155
  1,409 Alloy Online, Inc. (b)...................................         20,163
  4,400 Ann Taylor Stores Corp. (b) (c)..........................        157,520
    955 Bebe Stores, Inc. (b) (c)................................         27,848
  1,236 Buckle, Inc. (b).........................................         23,360
  2,198 Building Materials Holdings Corp. (b)....................         33,432
  3,477 Burlington Coat Factory Warehouse (b)....................         69,540
  2,926 CSK Auto Corp. (b).......................................         24,286
  6,816 Casey's General Stores, Inc..............................         88,608
  2,156 Cato Corp................................................         42,085
  3,540 Charlotte Russe Holding, Inc.............................         94,872
 14,662 Charming Shoppes, Inc. (b)...............................         87,972
  1,417 Cheap Tickets, Inc. (b) (c)..............................         21,397
  3,764 Chico's FAS, Inc. (b) (c)................................        111,979
  1,809 Childrens Place Retail Stores, Inc. (b) (c)..............         48,481
  2,462 Christopher & Banks Corp. (b)............................         80,261
  4,386 Circuit City Stores, Inc.................................         70,001
  7,206 Claires Stores, Inc......................................        139,508
  1,078 Coldwater Creek, Inc. (b)................................         28,028
  1,680 Cole National Corp. (b)..................................         24,780
  6,367 Copart, Inc. (b).........................................        186,235
  3,782 Cost Plus, Inc. (b) (c)..................................        113,460
 10,934 Dillard's, Inc...........................................        166,962
  1,425 Discount Auto Parts, Inc. (b)............................         15,461
  2,327 Dress Barn, Inc. (b).....................................         52,939
  1,488 Electronics Boutique Holding Corp. (c)...................         47,244
  2,515 Factory 2-U stores, Inc. (b).............................         73,815
  1,345 Flowers Common, Inc......................................         19,960
  3,388 Footstar, Inc. (b).......................................        116,547
  1,719 Fred's, Inc..............................................         44,258
  3,791 Genesco, Inc. (b) (c)....................................        127,378
  2,037 GenesisInterMedia, Inc (b)...............................         38,194
  2,184 Group 1 Automotive, Inc. (b).............................         64,646
  2,604 Guitar Center, Inc. (b)..................................         55,022
  4,799 Gymboree Corp. (b).......................................         40,791
  2,669 Hancock Fabrics, Inc.....................................         23,888
  3,905 Handleman Co. (b)........................................         65,409
    627 Hibbett Sporting Goods, Inc. (b).........................         23,237
  7,352 Hollywood Entertainment Corp. (b) (c)....................         62,198
  3,240 Hot Topic, Inc. (b) (c)..................................        100,764
  4,348 Hughes Supply, Inc.......................................        102,830

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        RETAIL--(CONTINUED)
  1,543 Ingles Markets, Inc......................................   $     18,979
  6,699 Insight Enterprises, Inc. (b)............................        164,125
  5,563 Intertan, Inc. (b).......................................         77,882
  1,804 J. Jill Group, Inc. (b)..................................         36,531
  6,597 Jack In The Box, Inc. (b)................................        172,182
  1,998 Lands' End, Inc. (b).....................................         80,220
    831 Lawson Products, Inc.....................................         24,348
  6,285 Linens'n Things, Inc. (b) (c)............................        171,706
  1,058 Lithia Motors, Inc. (b)..................................         17,774
  5,261 Long's Drug Stores Corp..................................        113,374
  6,731 MSC Industrial Direct Co. (b)............................        117,119
  1,327 McGrath RentCorp.........................................         32,034
  5,454 Michaels Stores, Inc. (b) (c)............................        223,614
  6,229 O'Reilly Automotive, Inc. (b)............................        178,772
 17,572 Office Max, Inc. (b).....................................         64,841
    690 PC Connection, Inc. (b)..................................         11,040
  5,045 Pacific Sunwear of California (b) (c)....................        113,159
  7,304 Pep Boys-Manny Moe & Jack (b)............................         82,024
 17,298 Petsmart, Inc. (b) (c)...................................        121,951
 16,479 Pier 1 Imports, Inc......................................        189,508
    680 Pricesmart, Inc. (b).....................................         29,580
  1,900 Procurenet, Inc..........................................            285
  6,201 Regis Corp...............................................        130,159
  5,586 Ruddick Corp.............................................         94,683
  2,729 School Specialty, Inc. (b) (c)...........................         70,545
  4,456 Shopko Stores, Inc. (b) (c)..............................         32,440
  1,850 Smart & Final, Inc. (b)..................................         20,350
  3,915 Sonic Automotive, Inc. (b)...............................         74,776
  2,334 Spiegel, Inc.............................................         22,570
  4,752 Stamps.com, Inc. (b).....................................         17,820
  3,977 Stein Mart, Inc. (b).....................................         41,122
  2,972 The Finish Line (b)......................................         37,120
  5,605 The Men's Wearhouse, Inc. (b)............................        154,698
  5,409 Too, Inc. (b)............................................        148,207
  4,466 Transport World Entertainment Corp. (b) (c)..............         42,472
  1,587 Tuesday Morning Corp. (b)................................         21,028
  2,588 Tweeter Home Entertainment Group, Inc. (b) (c)...........         91,356
  1,835 Ultimate Electronics, Inc. (b) (c).......................         59,491
  1,142 Urban Outfitters, Inc. (b)...............................         12,265
  2,397 Value City Department Stores, Inc. (b)...................         27,565
  3,972 Valuevision International, Inc. (b)......................         86,391
  1,731 Wet Seal, Inc. (b).......................................         59,910
  1,543 Wilsons The Leather Experts. (b).........................         28,623
  2,260 Yankee Candle, Inc. (b) (c)..............................         42,917
  5,778 Zale Corp. (b)...........................................        194,719
                                                                    ------------
                                                                       6,544,452
                                                                    ------------

        SEMICONDUCTORS--0.2%
 13,761 TriQuint Semiconductor, Inc. (b).........................        309,623
                                                                    ------------


                See accompanying notes to financial statements.

                                    MSF-137

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        SHIPBUILDING--0.3%
  6,927 Alexander & Baldwin, Inc.................................   $    178,370
  3,127 Kirby Corp. (b)..........................................         77,080
  4,664 Overseas Shipholding Group, Inc..........................        142,439
                                                                    ------------
                                                                         397,889
                                                                    ------------

        SOFTWARE--8.3%
  2,445 ASNYS, Inc...............................................         45,770
  7,305 Acclaim Entertainment, Inc. (b)..........................         35,648
  6,909 Actuate Corp. (b)........................................         65,981
  3,738 Aether Systems, Inc. (b).................................         33,081
  5,152 Agile Software Corp. (b).................................         87,584
 11,788 Akamai Technologies, Inc. (b)............................        108,155
  3,047 Allscripts Heathcare Solutions (b) (c)...................         27,423
  3,797 America Online Latin America (b).........................         34,135
  7,115 American Management Systems, Inc. (b)....................        167,914
  1,041 Ansoft Corp. (b).........................................         17,697
  5,337 Answerthink Consulting Group (b).........................         53,317
  2,989 Aremissoft Corp. (c).....................................         48,422
  9,252 Art Technology Group, Inc. (b)...........................         53,662
  4,540 Asiainfo Holdings, Inc...................................         89,665
  5,320 Aspen Technology, Inc. (b)...............................        128,744
  5,812 Avant! Corp. (b).........................................         77,300
  7,554 Avocent Corp. (b)........................................        171,853
  1,833 BSQUARE Corp. (b)........................................         19,265
  1,975 Barra, Inc. (b)..........................................         80,145
  2,357 Bell Microproducts, Inc. (b).............................         28,190
  3,279 Black Box Corp. (b) (c)..................................        220,873
  8,658 Borland Software Corp. (b) (c)...........................        135,065
  1,548 Caci, Inc. (b)...........................................         72,756
  8,247 Cambridge Technology Partners, Inc. (b)..................         29,194
  1,577 Caminus Corp. (b) (c)....................................         42,532
  2,920 Carreker Corp. (b) (c)...................................         62,780
  2,572 Casino Data Systems......................................         23,714
  3,636 Centra Software, Inc. (b)................................         61,776
  6,869 Ciber, Inc. (b) (c)......................................         65,255
  3,677 Clarent Corp. (b)........................................         33,792
  2,943 Click Commerece, Inc. (b)................................         26,487
  1,312 Cognizant Technology Solutions (b) (c)...................         55,694
 33,683 Commerce One, Inc........................................        196,709
  3,196 Covansys Corp. (b).......................................         36,115
  2,528 Datastream Systems, Inc. (b).............................         19,061
  4,614 Delia*s Corp. (b)........................................         36,912
  4,847 Dendrite International, Inc. (c).........................         53,802
  4,633 Diamondcluster International, Inc. (b)...................         58,978
  3,735 Digex, Inc...............................................         48,555
  1,625 Digimarc Corp. (b) (c)...................................         39,244
  6,031 Digital Generation Systems, Inc. (b).....................         25,029
  4,388 Digital Insight Corp. (b)................................         96,975
 14,061 Digital Islands, Inc.....................................         48,089
  3,400 Direct Focus, Inc. (b) (c)...............................        161,500
 16,464 Divine, Inc. (b).........................................         34,574

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        SOFTWARE--(CONTINUED)
  6,243 Docent, Inc. (b)..........................................  $     62,430
  6,606 Documentum, Inc. (b)......................................        85,350
 10,559 E. Piphany, Inc. (b)......................................       107,279
    992 EPIQ System, Inc (b)......................................        25,484
  3,981 Echelon Corp..............................................       122,456
  1,535 Embarcadero Technologies, Inc. (b) (c)....................        34,246
  6,727 Entergris, Inc............................................        77,024
  8,024 Entrust, Inc. (b).........................................        56,890
  5,280 Exe Technologies, Inc. (b)................................        30,941
  2,518 Extensity, Inc. (b).......................................        25,432
  2,591 F5 Networks, Inc. (b).....................................        45,524
  3,020 Fair Issac & Co., Inc.....................................       186,665
  5,456 Filenet Corp. (b).........................................        80,749
  2,511 Forrester Research, Inc. (b)..............................        56,723
  4,946 Freemarkets, Inc. (b).....................................        98,920
 13,594 Gartner Group, Inc. (b)...................................       149,534
 25,862 Genuity, Inc. (b).........................................        80,689
  3,021 Gerber Scientific, Inc. (b)...............................        33,080
  3,092 GoTo.com, Inc. (b) (c)....................................        60,139
  6,061 HNC Software, Inc. (b)....................................       151,525
  2,888 Hotjobs.com, Ltd. (b).....................................        31,421
  5,979 Hyperion Solutions Corp. (b)..............................        89,685
  5,685 I-many, Inc. (b)..........................................        76,747
  2,404 IDX Systems Corp. (b) (c).................................        36,060
  6,278 IMRglobal Corp. (b) (c)...................................        68,619
  6,126 Imation Corp. (b).........................................       154,375
  5,247 Indus International, Inc. (b).............................        42,511
 49,362 Informix Corp. (b)........................................       288,274
 41,670 Infospace, Inc. (b).......................................       160,013
  4,345 Infousa, Inc. (b).........................................        26,070
 19,340 Inktomi Corp. (b).........................................       185,471
 25,674 Internap Network Services Corp. (b).......................        83,954
 32,288 Internet Capital Group, Inc. (b)..........................        64,576
 10,830 Intertrust Technologies Corp. (b).........................        12,996
  5,113 Intervoice-Brite, Inc. (b) (c)............................        56,243
  2,011 Intrado, Inc. (b).........................................        34,529
  3,128 Intranet Solutions, Inc. (b) (c)..........................       119,020
 16,815 J.D. Edwards & Co. (b)....................................       237,764
  3,309 JDA Software Group, Inc. (b)..............................        54,962
 21,832 Kana Communications, Inc..................................        44,538
  4,794 Kaneb Services, Inc.......................................        35,140
  9,111 Keane, Inc. (b)...........................................       200,442
  4,047 Keynote Systems, Inc......................................        44,315
  2,369 Kronos, Inc. (b)..........................................        97,011
 15,194 Legato Systems, Inc. (b)..................................       242,344
 17,848 Liberate Technologies (b).................................       195,436
  4,292 Lightbridge, Inc. (b).....................................        83,265
  1,662 MCSI, Inc. (b) (c)........................................        25,179
  2,080 MRO Software, Inc. (b)....................................        32,864
  2,439 MSC.Software Corp. (b)....................................        45,731
 10,059 Macromedia, Inc. (b)......................................       181,062

                See accompanying notes to financial statements.

                                    MSF-138

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        SOFTWARE--(CONTINUED)
  2,433 Manhattan Associates, Inc. (b)............................  $     96,712
  2,247 MapInfo Corp. (b).........................................        49,434
  5,131 Matrixone, Inc. (b).......................................       118,988
  4,462 Metasolv, Inc. (b)........................................        35,384
  1,742 Micro General Corp. (b)...................................        28,569
  2,694 Micros Systems, Inc. (b)..................................        59,268
  3,198 Mp3 Common, Inc. (b)......................................        15,510
  5,427 NMS Communications Corp. (b)..............................        37,989
  2,282 NetScout Systems, Inc. (b) (c)............................        14,833
  4,248 Netegrity, Inc. (b).......................................       127,440
  2,076 Novadigm, Inc. (b)........................................        23,355
 54,307 Novell, Inc. (b)..........................................       309,007
  4,524 Nuance Communications, Inc. (b)...........................        81,522
  3,174 Numerical Technologies, Inc. (b) (c)......................        66,654
  3,977 Nyfix, Inc. (b)...........................................       127,065
  3,637 Onyx Software Corp. (b) (c)...............................        29,096
  1,400 Opnet Technologies, Inc. (b)..............................        25,018
  2,126 PC-TEL, Inc. (b)..........................................        19,580
  4,028 Packeteer, Inc. (b) (c)...................................        50,471
  3,584 Phoenix Technology, Ltd. (b)..............................        52,326
  1,695 Pomeroy Computer Resources (b)............................        25,425
 16,623 Portal Software, Inc. (b).................................        68,653
  5,188 Progress Software Corp. (b)...............................        84,046
  2,300 Proquest Co. (b)..........................................        71,300
  5,305 PumaTech, Inc. (b)........................................        15,915
  1,995 QRS Corp. (b) (c).........................................        33,117
  2,540 Radiant Systems, Inc. (b).................................        40,945
  3,362 Rainbow Technologies, Inc. (b)............................        18,794
  4,581 Red Hat, Inc. (b).........................................        18,324
  4,512 Remedy Corp. (b) (c)......................................       157,018
  2,821 Roxio, Inc. (b)...........................................        36,673
  1,341 SPSS, Inc. (b)............................................        21,201
  4,147 Saba Software, Inc. (b) (c)...............................        68,052
 20,058 Safeguard Scientifics, Inc. (b)...........................       103,098
  2,061 Sanchez Computer Associates, Inc. (b) (c).................        27,308
 13,515 Sapient Corp. (b).........................................       131,771
  2,571 SeaChange International, Inc. (b).........................        46,355
  4,318 Secure Computing Corp. (b)................................        67,836
  4,744 Seebeyond Technology Corp. (b) (c)........................        75,430
  2,859 Serena Software, Inc. (b) (c).............................       103,896
  3,021 Signalsoft Corp. (b)......................................        34,742
    683 Simplex Solutions, Inc. (b)...............................        16,187
  4,121 SpeechWorks International, Inc. (b).......................        64,700
  7,809 Starbase Corp. (b) (c)....................................        28,503
  1,111 Startek, Inc. (b) (c).....................................        25,109
  5,692 Structural Dynamics Research Corp. (b)....................       139,454
  3,714 Support.com, Inc. (b).....................................        23,955
  3,580 Sykes Enterprises, Inc. (b)...............................        39,386
  1,762 Synplicity, Inc. (b)......................................        17,638
  5,090 Systems & Computer Technology (b).........................        46,065
  1,350 TALX Corp. (b)............................................        49,950

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        SOFTWARE--(CONTINUED)
  3,638 THQ, Inc. (b)............................................   $    216,934
  8,130 Titan Corp. (b)..........................................        186,177
  5,421 Transaction Systems Architects, Inc. (b) (c).............         84,025
  1,862 Trizetto Group, Inc. (b).................................         17,224
    753 Unigraphics Solutions, Inc. (b)..........................         23,908
  6,807 Unova, Inc. (b)..........................................         46,832
  3,105 Vastera, Inc.............................................         44,091
  4,698 Verity, Inc. (b).........................................         93,725
  2,367 Versicor, Inc. (b).......................................         29,682
 11,619 Verticalnet, Inc. (b)....................................         28,931
  4,719 Viewpoint Corp. (b)......................................         40,112
  5,284 Virginia Linux Systems, Inc..............................         18,494
  3,042 Visual Networks, Inc. (b)................................         26,618
 12,046 Vitria Technology, Inc. (b)..............................         41,438
  2,899 WEBEX Communications, Inc. (b)...........................         77,287
  3,991 Webmethods, Inc. (b).....................................         84,529
  2,791 Websense, Inc. (b).......................................         55,820
  1,980 Witness Systems, Inc. (b)................................         21,760
  4,427 Zomax Optical Media, Inc. (b)............................         39,445
  3,295 Zoran Corp. (b)..........................................         97,927
  7,810 eFunds Corp. (b).........................................        145,266
                                                                    ------------
                                                                      12,170,401
                                                                    ------------

        TOBACCO--0.3%
  7,104 Dimon, Inc...............................................         71,040
  2,807 Schweitzer-Mauduit International, Inc....................         66,245
  1,737 Standard Commercial Corp.................................         29,633
  4,668 Universal Corp...........................................        185,133
  2,712 Vector Group, Ltd. (c)...................................         86,649
                                                                    ------------
                                                                         438,700
                                                                    ------------

        TRUCKING & FREIGHT FORWARDING--0.2%
  7,469 Airborne, Inc............................................         86,566
  2,440 Atlas Air, Inc. (b)......................................         34,550
  5,849 EGL, Inc. (b) (c)........................................        102,123
  2,769 Forward Air Corp. (b)....................................         82,932
                                                                    ------------
                                                                         306,171
                                                                    ------------

        UTILITIES--0.1%
  2,732 California Water Service Group...........................         70,076
  4,768 UGI Corp.................................................        128,736
                                                                    ------------
                                                                         198,812
                                                                    ------------
        Total Common Stocks
         (Identified Cost $142,817,958)..........................    145,648,996
                                                                    ------------

                See accompanying notes to financial statements.

                                    MSF-139

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

SHORT TERM INVESTMENT--4.6%

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            DISCOUNT NOTES--4.6%
 $6,725,000 Federal Home Loan Bank 3.890%, 07/02/01..............   $  6,724,273
                                                                    ------------
            Total Short Term Investment
             (Identified Cost $6,724,273)........................      6,724,273
                                                                    ------------
            Total Investments--104.1%
             (Identified Cost $149,542,231) (a)..................    152,373,269
            Other assets less liabilities........................    (6,043,481)
                                                                    ------------
            TOTAL NET ASSETS--100%...............................   $146,329,788
                                                                    ============

OPEN FUTURES CONTRACTS

                                               VALUATION AS OF   UNREALIZED
               NUMBER OF EXPIRATION  CONTRACT   DECEMBER 31,    APPRECIATION
CONTRACTS      CONTRACTS    DATE      AMOUNT        2000       (DEPRECIATION)
Russell 2000
 Index (long)      19     9/01/01   $4,790,543   $4,898,200       $107,658
                                                                  ========

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $149,542,231 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 17,585,645
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (14,754,607)
                                                                   ------------
   Net unrealized appreciation...................................  $  2,831,038
                                                                   ============

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $12,469,565 with collateral backing valued at $13,072,863.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-140

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value................................              $152,373,269
 Cash................................................                    16,759
 Receivable for:
 Securities sold.....................................                39,218,070
 Fund shares sold....................................                   321,809
 Futures variation margin............................                    95,950
 Dividends and interest..............................                   135,912
 Due from Investment Adviser.........................                    31,022
 Collateral for securities loaned....................                13,072,863
                                                                   ------------
  Total Assets.......................................               205,265,654
LIABILITIES
 Payable for:
 Fund shares redeemed................................  $ 2,454,902
 Securities purchased................................   43,343,531
 Withholding taxes...................................           49
 Return of collateral for securities loaned..........   13,072,863
 Accrued expenses:
 Service and distribution fees-- Class B.............          561
 Other expenses......................................       63,960
                                                       -----------
  Total Liabilities..................................                58,935,866
                                                                   ------------
NET ASSETS...........................................              $146,329,788
                                                                   ============
 Net assets consist of:
 Capital paid in.....................................              $143,550,399
 Undistributed net investment income.................                   306,545
 Accumulated net realized gains (losses).............                  (465,852)
 Unrealized appreciation (depreciation) on
  investments and futures contracts..................                 2,938,696
                                                                   ------------
NET ASSETS...........................................              $146,329,788
                                                                   ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($143,271,100 divided by 13,065,877 shares of
 beneficial interest)................................              $      10.97
                                                                   ============
CLASS B
Net asset value and redemption price per share
 ($3,058,583 divided by 281,231 shares of beneficial
 interest)...........................................              $      10.88
                                                                   ============
CLASS E
Net asset value and redemption price per share ($105
 divided by 10 shares of beneficial interest)........              $      10.96
                                                                   ============
Identified cost of investments.......................              $149,544,392
                                                                   ============

INVESTMENT INCOME
 Dividends............................................             $  893,258(a)
 Interest.............................................                141,898(b)
                                                                   ----------
                                                                    1,035,156
EXPENSES
 Management fees......................................  $ 162,228
 Service and distribution fees--Class B...............      1,586
 Directors' fees and expenses.........................      6,256
 Custodian............................................    205,326
 Audit and tax services...............................      9,231
 Legal................................................        317
 Printing.............................................     30,873
 Insurance............................................      2,186
 Miscellaneous........................................        880
                                                        ---------
 Total expenses before reimbursements.................    418,883
 Expense reimbursements...............................    (60,395)    358,488
                                                        ---------  ----------
NET INVESTMENT INCOME.................................                676,668
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.....................................    560,546
 Futures contracts--net...............................    384,515     945,061
                                                        ---------
Unrealized appreciation (depreciation) on:
 Investments--net.....................................  6,740,623
 Futures contracts--net...............................    (72,028)  6,668,595
                                                        ---------  ----------
Net gain (loss).......................................              7,613,656
                                                                   ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.             $8,290,324
                                                                   ==========

(a) Net of foreign taxes of $603
(b)Income on securities loaned $32,797

                See accompanying notes to financial statements.

                                    MSF-141

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $    676,668   $  1,136,038
 Net realized gain (loss).......................         945,061     15,509,497
 Unrealized appreciation (depreciation).........       6,668,595    (21,431,334)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................       8,290,324     (4,785,799)
                                                    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A........................................        (365,148)    (1,132,875)
 Class B........................................          (4,975)             0
                                                    ------------   ------------
                                                        (370,123)    (1,132,875)
                                                    ------------   ------------
 Net realized gain
 Class A........................................               0    (16,678,812)
                                                    ------------   ------------
                                                               0    (16,678,812)
                                                    ------------   ------------
 TOTAL DISTRIBUTIONS............................        (370,123)   (17,811,687)
                                                    ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................      12,671,647     36,606,794
                                                    ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........      20,591,848     14,009,308
NET ASSETS
 Beginning of the period........................     125,737,940    111,728,632
                                                    ------------   ------------
 End of the period..............................    $146,329,788   $125,737,940
                                                    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $    306,545   $          0
                                                    ============   ============

OTHER INFORMATION:

CAPITAL SHARES
Transactions in capital shares were as follows:

                                SIX MONTHS ENDED            YEAR ENDED
                                  JUNE 30, 2001          DECEMBER 31, 2000
                              ----------------------  ------------------------
                               SHARES         $         SHARES         $
                              ---------  -----------  ----------  ------------
CLASS A
 Sales....................... 1,866,816  $19,391,466   3,312,235  $ 38,833,788
 Reinvestments...............    36,189      365,148   1,674,937    17,811,687
 Redemptions.................  (964,903)  (9,953,388) (1,780,748)  (20,038,681)
                              ---------  -----------  ----------  ------------
 Net increase (decrease).....   938,102  $ 9,803,226   3,206,424  $ 36,606,794
                              =========  ===========  ==========  ============
CLASS B
 Sales.......................   337,907  $ 3,448,244           0  $          0
 Reinvestments...............       496        4,975           0             0
 Redemptions.................   (57,172)    (584,898)          0             0
                              ---------  -----------  ----------  ------------
 Net increase (decrease).....   281,231  $ 2,868,321           0  $          0
                              =========  ===========  ==========  ============
CLASS E
 Sales.......................        10  $       100           0  $          0
 Reinvestments...............         0            0           0             0
 Redemptions.................         0            0           0             0
                              ---------  -----------  ----------  ------------
 Net increase (decrease).....        10  $       100           0  $          0
                              =========  ===========  ==========  ============
 Increase (decrease) derived
  from capital share
  transactions............... 1,219,343  $12,671,647   3,206,424  $ 36,606,794
                              =========  ===========  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-142

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                           CLASS A                           CLASS B          CLASS E
                          --------------------------------------------- ------------------ --------------
                                                           NOVEMBER 9,
                          SIX MONTHS      YEAR ENDED         1998(A)    JANUARY 2, 2001(A) MAY 1, 2001(A)
                            ENDED        DECEMBER 31,        THROUGH         THROUGH          THROUGH
                           JUNE 30,    ------------------  DECEMBER 31,      JUNE 30,         JUNE 30,
                             2001        2000      1999        1998            2001             2001
                          ----------   --------  --------  ------------ ------------------ --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  10.37    $  12.52  $  10.53    $ 10.00          $ 9.84           $10.46
                           --------    --------  --------    -------          ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.05        0.11      0.08       0.02            0.03             0.00
 Net realized and
  unrealized gain (loss)
  on investments........       0.58       (0.55)     2.29       0.53            1.04             0.50
                           --------    --------  --------    -------          ------           ------
 Total from investment
  operations............       0.63       (0.44)     2.37       0.55            1.07             0.50
                           --------    --------  --------    -------          ------           ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.03)      (0.11)    (0.08)     (0.02)          (0.03)            0.00
 Distributions from net
  realized capital
  gains.................       0.00       (1.60)    (0.30)      0.00            0.00             0.00
                           --------    --------  --------    -------          ------           ------
 Total distributions....      (0.03)      (1.71)    (0.38)     (0.02)          (0.03)            0.00
                           --------    --------  --------    -------          ------           ------
NET ASSET VALUE, END OF
 PERIOD.................   $  10.97    $  10.37  $  12.52    $ 10.53          $10.88           $10.96
                           ========    ========  ========    =======          ======           ======
TOTAL RETURN (%)........        6.0(b)     (3.8)     22.7        5.5            10.8(b)           4.7(b)
Ratio of operating
 expenses to average net
 assets (%).............       0.55(c)     0.55      0.45       0.40            0.80(c)          0.70(c)
Ratio of net investment
 income to average net
 assets (%).............       1.04(c)     0.89      1.04       1.46            0.90(c)          0.00(c)
Portfolio turnover rate
 (%)....................         87(c)       78        67          3              87(c)            87(c)
Net assets, end of
 period (000)...........   $143,271    $125,738  $111,729    $38,147          $3,059           $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........       0.65(c)     0.55      0.89       1.04            0.90(c)          0.80(c)

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-143

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--74.5% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         AEROSPACE & DEFENSE--2.2%
  20,000 Alliant Techsystems, Inc. (b)...........................   $  1,798,000
  10,000 BE Aerospace, Inc. .....................................        235,000
  28,800 Doncasters Plc. (ADR)...................................        790,272
  30,000 Ladish, Inc. (b)........................................        399,750
  31,100 Triumph Group, Inc. (b) (c).............................      1,523,900
                                                                    ------------
                                                                       4,746,922
                                                                    ------------

         AIR TRAVEL--1.9%
  62,600 Airnet Systems, Inc. (c)................................        419,420
 131,500 America West Holding Corp. (Class B) (b)................      1,311,055
 171,000 Mesa Air Group, Inc. (b)................................      2,273,445
                                                                    ------------
                                                                       4,003,920
                                                                    ------------

         APPAREL & TEXTILES--0.0%
   2,500 Oshkosh B'Gosh, Inc. (b)................................         81,188
                                                                    ------------

         AUTO PARTS--2.6%
  44,400 American Axle & Manufacturing Holdings, Inc. (b)........        754,800
  45,000 Borg Warner Automotive, Inc. (b) (c)....................      2,232,900
  25,000 Cooper Tire & Rubber Co. (b)............................        347,822
   9,300 Dura Automotive Systems, Inc. (b).......................        147,870
  36,200 Hawk Corp. .............................................        224,440
  55,000 Lear Corp. (b)..........................................      1,919,500
                                                                    ------------
                                                                       5,627,332
                                                                    ------------

         AUTOMOBILES--0.6%
  20,000 Dollar Thrifty Automotive Group (b).....................        480,000
  25,000 Navistar International Corp. (b)........................        703,250
                                                                    ------------
                                                                       1,183,250
                                                                    ------------

         BANKS--1.0%
   2,200 Astoria Financial Corp. (c).............................        119,328
  70,900 Silicon Valley Bancshares (b)...........................      1,600,568
  14,700 Staten Island Bancorp, Inc. (b).........................        409,395
                                                                    ------------
                                                                       2,129,291
                                                                    ------------

         BUILDING & CONSTRUCTION--1.5%
   4,500 Dal Tile International, Inc. (b)........................         83,475
 113,600 Elcor Chemical Corp. ...................................      2,300,400
  27,300 Nortek, Inc. (b)........................................        852,306
                                                                    ------------
                                                                       3,236,181
                                                                    ------------

         BUSINESS SERVICES--1.8%
  50,400 Arbitron, Inc. (b)......................................      1,214,640
   2,500 Dun & Bradstreet Corp. (b)..............................         70,500
  20,000 Getty Images, Inc. (b) (c)..............................        525,100
   6,900 Hall Kinion & Associates, Inc. (b) (c)..................         57,477
  16,000 NCO Group, Inc. (b).....................................        494,880

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         BUSINESS SERVICES--(CONTINUED)
  90,000 Steelcase, Inc. ........................................   $  1,075,500
  10,000 Strayer Education, Inc. (c).............................        473,550
                                                                    ------------
                                                                       3,911,647
                                                                    ------------

         CHEMICALS--5.5%
 354,200 Agrium, Inc. ...........................................      3,542,000
   7,000 American Pacific Corp. .................................         45,080
  37,000 Cabot Microelectronics Corp. (b)........................      2,183,000
   6,000 Cambrex Corp. (b).......................................        303,480
 540,400 Methanex Corp. .........................................      2,837,100
  45,000 Minerals Technologies, Inc. ............................      1,931,400
  61,600 PolyOne Corp. (c).......................................        641,256
  10,000 Stepan Co. .............................................        262,000
                                                                    ------------
                                                                      11,745,316
                                                                    ------------

         COMMUNICATION SERVICES--2.3%
  48,800 A.H. Belo Corp. ........................................        919,392
  40,000 Catalina Marketing Corp. (b)............................      1,220,400
  10,000 Hispanic Broadcasting Corp. (b).........................        286,900
  40,000 Hollinger International, Inc. ..........................        550,000
  12,200 Interep National Radio Sales, Inc. .....................         69,540
  66,700 Journal Register Co. (b)................................      1,073,870
  20,000 Westwood One, Inc. (b)..................................        737,000
                                                                    ------------
                                                                       4,857,102
                                                                    ------------

         COMMUNICATIONS--0.9%
   8,100 Dycom Industries, Inc. (b) (c)..........................        185,733
 100,000 Newpark Resources, Inc. (b) (c).........................      1,110,000
  35,000 WH Energy Services, Inc. ...............................        673,750
                                                                    ------------
                                                                       1,969,483
                                                                    ------------

         COMPUTERS & BUSINESS EQUIPMENT--5.2%
  30,000 ATMI, Inc. (b)..........................................        916,500
 100,000 Actel Corp. (b).........................................      2,457,500
  10,000 Anixter International, Inc. (b).........................        307,000
   5,800 Axcelis Technologies, Inc. (c)..........................         84,535
   3,300 Chippac, Inc. ..........................................         32,967
  20,000 Commscope, Inc. (b).....................................        470,000
   5,000 Credence Systems Corp. (b)..............................        115,850
  20,000 Helix Technology Corp. .................................        592,800
   3,000 Hutchinson Technology, Inc. (b).........................         56,175
  40,000 Kulicke & Soffa Industries, Inc. (b)....................        683,200
  50,000 MCK Communications, Inc. (b)............................        107,750
  20,000 On Semiconductor Corp. (b)..............................         90,900
  80,000 Plantronics, Inc. (b) (c)...............................      1,852,000
  77,200 TVIA, Inc. .............................................        173,700
     200 Tellium, Inc. (c).......................................          3,940
  75,000 Varian Semiconductor Equipment, Inc. (b)................      3,093,750
                                                                    ------------
                                                                      11,038,567
                                                                    ------------

                See accompanying notes to financial statements.

                                    MSF-144

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         CONGLOMERATES--1.0%
  28,300 General Maritime Corp. .................................   $    413,180
  81,000 Gentek, Inc. ...........................................        429,300
   2,800 Nova Measuring Instruments, Ltd. (c)....................         16,408
  11,500 Valmont Industries, Inc. ...............................        209,300
  58,900 Willis Group Holdings, Ltd. ............................      1,045,475
                                                                    ------------
                                                                       2,113,663
                                                                    ------------

         CONTAINERS & GLASS--1.0%
 130,000 Packaging Corp of America (b)...........................      2,018,900
                                                                    ------------

         DOMESTIC OIL--6.1%
   8,848 Barrett Resources Corp. (b).............................        522,032
 100,000 Cabot Oil & Gas Corp. (b)...............................      2,440,000
  10,000 Chesapeake Energy Corp. (b).............................         66,100
  10,500 Clayton Williams (b)....................................        176,715
  50,000 HS Resources, Inc. (b) (c)..............................      3,240,000
 257,700 Ocean Energy, Inc. (b)..................................      4,496,865
  25,000 Patina Oil & Gas Corp. .................................        662,500
   9,100 Stone Energy Corp. (b)..................................        403,130
   5,500 Tom Brown, Inc. (b).....................................        132,000
  60,000 XTO Energy, Inc. (c)....................................        861,000
                                                                    ------------
                                                                      13,000,342
                                                                    ------------

         DRUGS & HEALTH CARE--5.7%
 143,900 Aradigm Corp. (b).......................................        977,081
  39,600 Arthrocare Corp. (b) (c)................................      1,036,728
  80,000 Aspect Medical Systems, Inc. ...........................      1,295,600
  10,000 Aviron (b) (c)..........................................        566,300
  25,000 Coherent, Inc. (b)......................................        908,375
 190,000 DaVita, Inc. (b)........................................      3,862,700
   3,100 Dynacare, Inc. .........................................         30,690
 155,700 Sangstat Medical Corp. (b) (c)..........................      2,549,587
  25,000 Sepracor, Inc. (b) (c)..................................        994,625
                                                                    ------------
                                                                      12,221,686
                                                                    ------------

         ELECTRIC UTILITIES--0.1%
   1,600 Allegheny Energy, Inc. .................................         77,200
   4,300 Black Hills Corp. (b)...................................        172,989
                                                                    ------------
                                                                         250,189
                                                                    ------------

         ELECTRICAL EQUIPMENT--3.1%
  21,200 Asyst Technologies, Inc. (b) (c)........................        274,540
  40,200 BEI Technologies, Inc. .................................      1,086,003
  60,000 Benchmark Electronics, Inc. (b).........................      1,461,600
  80,000 MKS Instruments, Inc. (b)...............................      2,366,800
   1,500 Opticnet, Inc. .........................................            120
  20,000 Penn Engineering & Manufacturing Corp. .................        350,000
  28,400 Technitrol, Inc. (b)....................................        738,400
  12,000 Thomas & Betts Corp. ...................................        264,840
                                                                    ------------
                                                                       6,542,303
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         ELECTRONICS--2.6%
  40,000 ACT Manufacturing, Inc. (b) (c).........................   $    428,200
  10,000 AVX Corp. ..............................................        210,000
  87,700 Kemet Corp. (b).........................................      1,737,337
  40,000 Mattson Technology, Inc. (b)............................        699,200
  28,300 SBS Technologies, Inc. (b)..............................        548,312
  30,000 SMTC Corp. .............................................         86,700
  57,300 Teledyne Technologies, Inc. (b).........................        870,960
  23,000 Veeco Industries, Inc. (b)..............................        925,750
                                                                    ------------
                                                                       5,506,459
                                                                    ------------

         FINANCE & BANKING--0.1%
   8,000 Dime Bancorp, Inc. .....................................        298,000
                                                                    ------------

         FINANCIAL SERVICES--0.5%
  12,600 Instinet Group, Inc. ...................................        234,927
  15,000 Moody's Corp. ..........................................        502,500
  14,000 Tucker Anthony Sutro Corp. .............................        308,080
                                                                    ------------
                                                                       1,045,507
                                                                    ------------

         FOOD & BEVERAGES--0.3%
   6,000 Corn Products International, Inc. ......................        192,000
  50,000 Del Monte Foods Co. (b).................................        419,000
   6,000 Zapata Corp. ...........................................        125,460
                                                                    ------------
                                                                         736,460
                                                                    ------------

         GAS & PIPELINE UTILITIES--2.8%
  50,000 Chieftain International, Inc. ..........................      1,437,000
   1,100 Core Laboratories NV (ADR) (c)..........................         20,625
   4,100 Sempra Energy...........................................        112,094
  79,700 Sierra Pacific Resources (b)............................      1,274,403
  17,000 Western Gas Resources, Inc. ............................        554,200
 120,000 Western Resources, Inc. ................................      2,580,000
                                                                    ------------
                                                                       5,978,322
                                                                    ------------

         HOTELS & RESTAURANTS--7.6%
  43,000 Anchor Gaming (b).......................................      2,501,955
  70,000 Argosy Gaming Corp. (b).................................      1,943,200
  74,500 Harrah Entertainment, Inc. (b) (c)......................      2,629,850
  30,000 International Game Technology (b) (c)...................      1,882,500
 200,000 Mandalay Resort Group (b) (c)...........................      5,480,000
 110,000 Station Casinos, Inc. (b)...............................      1,760,000
                                                                    ------------
                                                                      16,197,505
                                                                    ------------

         HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.2%
  15,000 Furniture Brands International, Inc. (b)................        420,000
                                                                    ------------

         INDUSTRIAL MACHINERY--2.4%
  97,900 ABC-NACO, Inc. .........................................        101,327
   2,600 CTB International Corp. ................................         23,036

                See accompanying notes to financial statements.

                                    MSF-145

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                       VALUE
 SHARES                              (NOTE 1A)
         INDUSTRIAL MACHINERY--
          (CONTINUED)
  32,200 Chase Industries, Inc. .   $    300,748
  20,000 Cognex Corp. ...........        677,100
  14,100 Cummins Engine, Inc.
          (c)....................        545,670
  13,100 Denison International
          Plc. (ADR).............        219,163
   2,400 Global Power Equipment
          Group, Inc. (c)........         70,320
 190,000 JLG Industries, Inc. ...      2,346,500
   2,700 Manitowoc, Inc. (c).....         79,650
  10,000 NS Group, Inc. (b)......        133,500
  21,200 Osmonics, Inc. (b)......        292,560
  51,200 Titan International,
          Inc. ..................        208,896
                                    ------------
                                       4,998,470
                                    ------------

         INSURANCE--5.5%
 100,000 Ace, Ltd. (c)...........      3,909,000
  20,000 Everest Reinsurance
          Group, Ltd. ...........      1,496,000
  20,100 Fidelity National
          Financial, Inc. .......        493,857
  30,000 Landamerica Financial
          Group, Inc. ...........        955,500
  21,300 Odyssey Re Holdings
          Corp. .................        384,891
  54,800 Partnerre, Ltd. ........      3,035,920
  20,000 Renaissancere Holdings
          (c)....................      1,482,000
                                    ------------
                                      11,757,168
                                    ------------
         LEISURE--1.6%
  65,000 Championship Auto Racing
          Teams, Inc. (b)........      1,040,000
   4,000 Six Flags, Inc. (b) (c).         84,160
  97,100 Steinway Musical
          Instructions, Inc. (b).      1,713,815
  35,000 World Wrestling
          Federation
          Entertainment, Inc. (b)
          (c)....................        483,000
                                    ------------
                                       3,320,975
                                    ------------

         MINING--0.7%
  46,000 Peabody Energy Corp.
          (c)....................      1,506,500
                                    ------------
         RADIO--0.2%
  12,700 Cox Radio, Inc. ........        353,695
                                    ------------

         RAILROADS & EQUIPMENT--
          1.9%
  15,000 Genesee & Wyoming,
          Inc. ..................        292,500
 247,300 Wabtec Corp. ...........      3,709,500
                                    ------------
                                       4,002,000
                                    ------------


         RETAIL--1.8%
  15,000 Ann Taylor Stores Corp.
          (b) (c)................        537,000
  20,000 Big Lots, Inc. .........        273,600
  50,000 Michaels Stores, Inc.
          (b)....................      1,993,750
  20,000 Ross Stores, Inc. ......        469,500
  50,000 Whitehall Jewellers,
          Inc. (b) (c)...........        458,000
                                    ------------
                                       3,731,850
                                    ------------

                                                                       VALUE
   SHARES                                                            (NOTE 1A)
            SHIPBUILDING--0.3%
    100,000 Omi Corp. ...........................................   $    561,000
                                                                    ------------

            SOFTWARE--2.6%
     25,000 Earthlink, Inc. .....................................        359,500
      8,000 Electronics For Imaging, Inc. (b)....................        236,400
     31,200 Entergris, Inc. (c)..................................        357,396
     15,450 Fair Issac & Co., Inc. ..............................        955,119
     64,200 Micros Systems, Inc. (b).............................      1,250,937
     60,000 Proquest Co. (b).....................................      1,860,000
     39,300 Versicor, Inc. (b)...................................        493,018
                                                                    ------------
                                                                       5,512,370
                                                                    ------------

            TRUCKING & FREIGHT FORWARDING--0.8%
    100,000 EGL, Inc. (b)........................................      1,745,500
                                                                    ------------

            UTILITIES--0.1%
    202,000 Canadian 88 Energy Corp. ............................        305,020
                                                                    ------------

            Total Common Stocks
             (Identified Cost $132,631,853)......................    158,654,083
                                                                    ------------

WARRANTS--0.0%

            FINANCE & BANKING--0.0%
      8,000 Dime Bancorp, Inc....................................          2,000
                                                                    ------------
            Total Warrants
             (Identified Cost $2,532)............................          2,000
                                                                    ------------

SHORT TERM INVESTMENTS--29.5%

    FACE
   AMOUNT
            COMMERCIAL PAPER--29.5%
 $1,312,000 AIG Funding, Inc.
             3.870%, 07/18/01....................................      1,309,602
    808,000 American Express Credit Corp. 3.960%,07/02/01........        807,911
  8,035,000 American Express Credit Corp. 3.980%, 07/05/01.......      8,031,447
  9,871,000 Caterpillar Financial Services NV 3.730%, 07/23/01...      9,848,500
    915,000 Citicorp 3.880%, 07/02/01............................        914,902
  5,180,000 Citicorp 3.890%, 07/13/01............................      5,173,283
  1,119,000 Ford Motor Credit Co. 3.660%, 07/09/01...............      1,118,090
  2,551,000 General Electric Capital Corp. 3.950%, 07/05/01......      2,549,880
  2,171,000 General Electric Capital Corp. 3.960%, 07/09/01......      2,169,090

                See accompanying notes to financial statements.

                                    MSF-146

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

SHORT TERM INVESTMENTS--(CONTINUED)

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)
            COMMERCIAL PAPER--(CONTINUED)
 $5,600,000 General Electric Capital Corp. 3.740%, 08/02/01......   $  5,581,383
  3,046,000 Household Finance Corp. 3.800%, 07/02/01.............      3,045,678
    761,000 International Lease Finance Corp. 3.680%, 07/18/01...        759,678
  8,895,000 Merck & Co., Inc. 3.900%, 07/02/01...................      8,894,036
  1,266,000 Proctor & Gamble Co. 3.860%, 07/13/01................      1,264,371
    618,000 Verizon Network Fund 3.990%, 07/02/01................        617,932
  8,000,000 Verizon Network Fund 3.720%, 07/18/01................      7,985,947
    895,000 Verizon Network Fund 3.740%, 07/23/01................        892,954
  1,892,000 Wells Fargo & Co. 3.840%, 07/09/01...................      1,890,385
                                                                    ------------
            Total Short Term Investments
             (Identified Cost $62,855,069).......................     62,855,069
                                                                    ------------
            Total Investments--104.0%
             (Identified Cost $195,489,454) (a)..................    221,511,152
            Other assets less liabilities........................    (8,548,141)
                                                                    ------------
            TOTAL NET ASSETS--100%...............................   $212,963,011
                                                                    ============

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $195,489,454 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $30,414,331
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (4,392,633)
                                                                   -----------
   Net unrealized appreciation.................................... $26,021,698
                                                                   ===========

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $10,829,682 with collateral backing valued at $11,249,488.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-147

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value................................              $221,511,152
 Cash................................................                     2,786
 Receivable for:
 Fund shares sold....................................                   441,354
 Dividends and interest..............................                   101,045
 Collateral for securities loaned....................                11,249,488
                                                                   ------------
  Total Assets.......................................               233,305,825
LIABILITIES
 Payable for:
 Fund shares redeemed................................  $ 1,213,412
 Securities purchased................................    7,672,912
 Withholding taxes...................................        2,922
 Return of collateral for securities loaned..........   11,249,488
 Accrued expenses:
 Management fees.....................................      179,286
 Other expenses......................................       24,794
                                                       -----------
  Total Liabilities..................................                20,342,814
                                                                   ------------
NET ASSETS...........................................              $212,963,011
                                                                   ============
 Net assets consist of:
 Capital paid in.....................................              $186,019,956
 Undistributed net investment income.................                   160,567
 Accumulated net realized gains (losses).............                   760,790
 Unrealized appreciation (depreciation) on
  investments........................................                26,021,698
                                                                   ------------
NET ASSETS...........................................              $212,963,011
                                                                   ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($212,962,804 divided by 14,688,013 shares of
 beneficial interest)................................              $      14.50
                                                                   ============
CLASS B
Net asset value and redemption price per share ($103
 divided by 7 shares of beneficial interest).........              $      14.49
                                                                   ============
CLASS E
Net asset value and redemption price per share ($104
 divided by 7 shares of beneficial interest).........              $      14.49
                                                                   ============
Identified cost of investments.......................              $195,489,454
                                                                   ============

INVESTMENT INCOME
 Dividends..............................................          $   248,783(a)
 Interest...............................................              703,982(b)
                                                                  -----------
                                                                      952,765
EXPENSES
 Management fees........................................ $557,908
 Directors' fees and expenses...........................    6,274
 Custodian..............................................   51,438
 Audit and tax services.................................    9,231
 Legal..................................................      367
 Printing...............................................   26,633
 Insurance..............................................    2,231
 Miscellaneous..........................................    1,207
                                                         --------
 Total expenses.........................................              655,289
                                                                  -----------
NET INVESTMENT INCOME...................................              297,476
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.......................................            1,157,843
Unrealized appreciation (depreciation) on:
 Investments--net.......................................           20,130,556
                                                                  -----------
Net gain (loss).........................................           21,288,399
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...          $21,585,875
                                                                  ===========

(a) Net of foreign taxes of $2,922
(b) Income on securities loaned $15,769

                See accompanying notes to financial statements.

                                    MSF-148

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001         2000 (A)
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $    297,476   $   135,264
 Net realized gain (loss).......................       1,157,843       454,704
 Unrealized appreciation (depreciation).........      20,130,556     5,891,142
                                                    ------------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................      21,585,875     6,481,110
                                                    ------------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A........................................        (136,909)     (135,916)
 Class B........................................               0             0
 Class E........................................               0             0
                                                    ------------   -----------
                                                        (136,909)     (135,916)
                                                    ------------   -----------
 Net realized gain
 Class A........................................        (627,501)     (223,604)
 Class B........................................               0             0
 Class E........................................               0             0
                                                    ------------   -----------
                                                        (627,501)     (223,604)
                                                    ------------   -----------
 TOTAL DISTRIBUTIONS............................        (764,410)     (359,520)
                                                    ------------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................     137,762,821    48,257,135
                                                    ------------   -----------
 Total increase (decrease) in net assets........     158,584,286    54,378,725
NET ASSETS
 Beginning of the period........................      54,378,725             0
                                                    ------------   -----------
 End of the period..............................    $212,963,011   $54,378,725
                                                    ============   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $    160,567   $         0
                                                    ============   ===========

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                                 SIX MONTHS ENDED            YEAR ENDED
                                   JUNE 30, 2001          DECEMBER 31, 2000
                              ------------------------  ----------------------
                                SHARES         $         SHARES         $
                              ----------  ------------  ---------  -----------
CLASS A
 Sales....................... 10,735,324  $144,422,665  4,619,904  $50,079,216
 Reinvestments...............     55,675       764,410     29,325      359,520
 Redemptions.................   (547,397)   (7,424,454)  (204,818)  (2,181,601)
                              ----------  ------------  ---------  -----------
 Net increase (decrease)..... 10,243,602  $137,762,621  4,444,411  $48,257,135
                              ==========  ============  =========  ===========
CLASS B
 Sales.......................          7  $        100          0  $         0
 Reinvestments...............          0             0          0            0
 Redemptions.................          0             0          0            0
                              ----------  ------------  ---------  -----------
 Net increase (decrease).....          7  $        100          0  $         0
                              ==========  ============  =========  ===========
CLASS E
 Sales.......................          7  $        100          0  $         0
 Reinvestments...............          0             0          0            0
 Redemptions.................          0             0          0            0
                              ----------  ------------  ---------  -----------
 Net increase (decrease).....          7  $        100          0  $         0
                              ==========  ============  =========  ===========
 Increase (decrease) derived
  from capital share
  transactions............... 10,243,616  $137,762,821  4,444,411  $48,257,135
                              ==========  ============  =========  ===========

                See accompanying notes to financial statements.

                                    MSF-149

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS--(UNAUDITED)


                                    CLASS A                 CLASS B        CLASS E
                          ------------------------------ -------------- --------------
                                                         MAY 1, 2001(A) MAY 1, 2001(A)
                          SIX MONTHS    JULY 5, 2000 (A)    THROUGH        THROUGH
                          ENDED JUNE    THROUGH DECEMBER    JUNE 30,       JUNE 30,
                           30, 2001         31, 2000          2001           2001
                          ----------    ---------------- -------------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  12.24         $ 10.00          $14.12         $14.12
                           --------         -------          ------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..       0.02            0.03            0.00           0.00
 Net realized and
  unrealized gain (loss)
  on investments........       2.31            2.29            0.37           0.37
                           --------         -------          ------         ------
 Total from investment
  operations............       2.33            2.32            0.37           0.37
                           --------         -------          ------         ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....      (0.01)          (0.03)           0.00           0.00
 Distributions from net
  realized capital
  gains.................      (0.06)          (0.05)           0.00           0.00
                           --------         -------          ------         ------
 Total distributions....      (0.07)          (0.08)           0.00           0.00
                           --------         -------          ------         ------
NET ASSET VALUE, END OF
 PERIOD.................   $  14.50         $ 12.24          $14.49         $14.49
                           ========         =======          ======         ======
TOTAL RETURN (%)........       19.0 (b)        23.2 (b)         2.6(b)         2.6(b)
Ratio of operating
 expenses to average net
 assets (%).............       1.00 (c)        1.05 (c)        1.25(c)        1.15(c)
Ratio of net investment
 income to average net
 assets (%).............       0.45 (c)        1.12 (c)        0.20(c)        0.30(c)
Portfolio turnover rate
 (%)....................          9 (c)          24 (c)        0.00(c)        0.00(c)
Net assets, end of
 period (000)...........   $212,963         $54,379          $  0.1         $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --            1.34 (c)          --             --

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-150

METROPOLITAN SERIES FUND, INC.
PUTNAM LARGE CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--93.1% OF TOTAL NET ASSETS

                                                                     VALUE (NOTE
 SHARES                                                                  1A)
        BANKS--2.1%
 22,300 Bank of New York Co., Inc. ...............................   $ 1,070,400
                                                                     -----------

        COMMUNICATION SERVICES--10.9%
 49,300 AOL Time Warner, Inc. ....................................     2,612,900
 17,000 Qwest Communications International, Inc. .................       541,790
 18,300 Univision Communications, Inc. (b) (c)....................       782,874
 33,090 Viacom, Inc. (Class B) (b)................................     1,712,408
                                                                     -----------
                                                                       5,649,972
                                                                     -----------

        COMPUTERS & BUSINESS EQUIPMENT--10.1%
 10,400 Applied Materials, Inc. (b) (c)...........................       516,776
 54,700 Cisco Systems, Inc. (b)...................................       994,993
 31,500 Dell Computer Corp. (b)...................................       823,883
  5,050 International Business Machines Corp. ....................       570,650
 15,800 Micron Technology, Inc. ..................................       649,380
 17,300 Nokia Corp. (ADR).........................................       381,292
 20,700 Qualcomm, Inc. (b)........................................     1,210,639
  1,800 Texas Instruments, Inc. ..................................        56,700
                                                                     -----------
                                                                       5,204,313
                                                                     -----------

        CONGLOMERATES--11.8%
 97,100 General Electric Co. .....................................     4,733,625
 25,000 Tyco International, Ltd. .................................     1,362,500
                                                                     -----------
                                                                       6,096,125
                                                                     -----------

        DRUGS & HEALTH CARE--20.9%
  4,500 Allergan, Inc. ...........................................       384,750
 11,800 Applera Corp. (b).........................................       315,650
  6,925 Cardinal Health, Inc. (c).................................       477,825
 13,900 Eli Lilly & Co. ..........................................     1,028,600
  8,500 Genentech, Inc. (c).......................................       468,350
 11,060 Johnson & Johnson.........................................       553,000
  2,365 King Pharmaceuticals, Inc. (b)............................       127,119
 17,000 Medimmune, Inc. ..........................................       802,230
 23,600 Medtronic, Inc. ..........................................     1,085,836
 17,200 Merck & Co., Inc. ........................................     1,099,252
 78,600 Pfizer, Inc. .............................................     3,147,930
  9,550 Pharmacia Corp. ..........................................       438,822
  6,100 Schering-Plough Corp. ....................................       221,064
 11,100 UnitedHealth Group, Inc. .................................       685,425
                                                                     -----------
                                                                      10,835,853
                                                                     -----------

        ELECTRIC UTILITIES--0.6%
    629 AES Corp. (b).............................................        27,078
  8,300 Mirant Corp. .............................................       285,520
                                                                     -----------
                                                                         312,598
                                                                     -----------

                                                                     VALUE (NOTE
 SHARES                                                                  1A)
        ELECTRONICS--4.8%
 18,300 Applied Micro Circuits Corp. .............................   $   314,760
 16,800 Flextronics International, Ltd. (b) (c)...................       439,824
 25,300 Intel Corp. ..............................................       739,393
 22,000 Maxim Integrated Products, Inc. (b).......................       977,790
                                                                     -----------
                                                                       2,471,767
                                                                     -----------

        FINANCIAL SERVICES--6.0%
 14,496 Capital One Financial Corp. ..............................       869,760
 33,600 Charles Schwab Corp. .....................................       514,080
  3,650 Federal National Mortgage Association.....................       310,798
 16,300 Morgan Stanley Dean Witter & Co. .........................     1,046,949
  6,400 Providian Financial Corp. ................................       378,880
                                                                     -----------
                                                                       3,120,467
                                                                     -----------

        FOOD & BEVERAGES--2.6%
 17,000 Kraft Foods, Inc. ........................................       527,000
 18,400 PepsiCo, Inc. ............................................       813,280
                                                                     -----------
                                                                       1,340,280
                                                                     -----------

        GAS & PIPELINE UTILITIES--1.3%
  2,400 Dynegy, Inc. .............................................       111,600
 11,900 Enron Corp. (c)...........................................       583,100
                                                                     -----------
                                                                         694,700
                                                                     -----------

        HOTELS & RESTAURANTS--0.7%
 15,170 Starbucks Corp. ..........................................       341,628
                                                                     -----------

        INSURANCE--1.8%
 10,580 American International Group, Inc. .......................       909,880
                                                                     -----------

        RETAIL--3.4%
 11,900 Lowe's Cos., Inc. ........................................       863,345
 17,900 Wal-Mart Stores, Inc. ....................................       873,520
                                                                     -----------
                                                                       1,736,865
                                                                     -----------

        SOFTWARE--14.3%
  2,700 Adobe Systems, Inc. ......................................       127,953
 27,150 BEA Systems, Inc. (b) (c).................................       833,641
 12,350 Comverse Technology, Inc. (c).............................       708,458
 49,800 Microsoft Corp. (b).......................................     3,577,134
 20,400 Siebel Systems, Inc. (b) (c)..............................       958,596
 18,275 Veritas Software Corp. (b)................................     1,215,104
                                                                     -----------
                                                                       7,420,886
                                                                     -----------

        TELEPHONE--1.1%
 33,400 AT&T Corp. (Liberty Media Group) (b)......................       584,166
                                                                     -----------

        TOBACCO--0.7%
  7,500 Philip Morris Cos., Inc. .................................       380,625
                                                                     -----------
        Total Common Stocks
         (Identified Cost $54,137,767)............................    48,170,525
                                                                     -----------

                See accompanying notes to financial statements.

                                    MSF-151

METROPOLITAN SERIES FUND, INC.
PUTNAM LARGE CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

SHORT TERM INVESTMENTS--5.0%

    FACE                                                             VALUE (NOTE
   AMOUNT                                                                1A)
            COMMERCIAL PAPER--5.0%
 $2,623,000 UBS Finance, Inc.
             4.080%, 07/02/01.....................................   $ 2,622,703
                                                                     -----------
            Total Short Term Investments
             (Identified Cost $2,622,703).........................     2,622,703
                                                                     -----------

            Total Investments--98.1%
             (Identified Cost $56,760,470) (a)....................    50,793,228
            Other assets less liabilities.........................       957,450
                                                                     -----------
            TOTAL NET ASSETS--100%................................   $51,750,678
                                                                     ===========

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized depreciation on investments based on cost of $56,760,470 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 1,173,026
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (7,140,268)
                                                                   -----------
   Net unrealized depreciation.................................... $(5,967,242)
                                                                   ===========

(b) Non-Income producing security.

(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $2,175,500 with collateral backing valued at $2,245,102.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-152

METROPOLITAN SERIES FUND, INC.
PUTNAM LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2001
                                          (UNAUDITED)

ASSETS
 Investments at value................................             $ 50,793,228
 Cash................................................                      955
 Receivable for:
 Securities sold.....................................                3,159,288
 Fund shares sold....................................                   62,218
 Dividends and interest..............................                   12,042
 Collateral for securities loaned....................                2,245,102
                                                                  ------------
  Total Assets.......................................               56,272,833
LIABILITIES
 Payable for:
 Fund shares redeemed................................  $  127,900
 Securities purchased................................   2,068,846
 Return of collateral for securities loaned..........   2,245,102
 Accrued expenses:
 Management fees.....................................      38,551
 Other expenses......................................      41,756
                                                       ----------
  Total Liabilities..................................                4,522,155
                                                                  ------------
NET ASSETS...........................................             $ 51,750,678
                                                                  ============
 Net assets consist of:
 Capital paid in.....................................             $ 71,083,951
 Undistributed net investment income.................                  (70,705)
 Accumulated net realized gains (losses).............              (13,295,326)
 Unrealized appreciation (depreciation) on
  investments........................................               (5,967,242)
                                                                  ------------
NET ASSETS...........................................             $ 51,750,678
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($51,750,582 divided by 8,933,225 shares of
 beneficial interest)................................             $       5.79
                                                                  ============
CLASS E
Net asset value and redemption price per share ($96
 divided by 17 shares of beneficial interest)........             $       5.78
                                                                  ============
Identified cost of investments.......................             $ 56,760,470
                                                                  ============

INVESTMENT INCOME
 Dividends...........................................           $     80,597
 Interest............................................                 64,839(a)
                                                                ------------
                                                                     145,436
EXPENSES
 Management fees..................................... $172,913
 Directors fees and expenses.........................    6,308
 Custodian...........................................   43,290
 Audit and tax services..............................    9,231
 Legal...............................................      102
 Printing............................................    7,587
 Insurance...........................................    2,155
 Miscellaneous.......................................      846
                                                      --------
 Total expenses before reimbursements................  242,432
 Expense reimbursements..............................  (26,291)      216,141
                                                      --------  ------------
NET INVESTMENT LOSS..................................                (70,705)
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net....................................            (10,111,335)
Unrealized appreciation (depreciation) on:
 Investments--net....................................                834,385
                                                                ------------
Net gain (loss)......................................             (9,276,950)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................           $ (9,347,655)
                                                                ============

(a) Income on securities loaned $4,122.

                See accompanying notes to financial statements.

                                    MSF-153

METROPOLITAN SERIES FUND, INC.
PUTNAM LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                 SIX MONTHS ENDED  YEAR ENDED
                                                     JUNE 30,     DECEMBER 31,
                                                       2001           2000
                                                 ---------------- ------------
FROM OPERATIONS
 Net investment income (loss)...................   $    (70,705)  $    (30,622)
 Net realized gain (loss).......................    (10,111,335)    (3,183,991)
 Unrealized appreciation (depreciation).........        834,385     (6,801,627)
                                                   ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................     (9,347,655)   (10,016,240)
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................     24,166,585     46,947,988
                                                   ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........     14,818,930     36,931,748
                                                   ------------   ------------
NET ASSETS
 Beginning of the period........................     36,931,748              0
                                                   ------------   ------------
 End of the period..............................   $ 51,750,678   $ 36,931,748
                                                   ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................   $    (70,705)  $          0
                                                   ============   ============

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                                  SIX MONTHS ENDED           YEAR ENDED
                                    JUNE 30, 2001         DECEMBER 31, 2000
                                ----------------------  ----------------------
                                 SHARES         $        SHARES         $
                                ---------  -----------  ---------  -----------
CLASS A
 Sales......................... 4,795,962  $29,757,177  5,263,177  $48,463,032
 Reinvestments.................         0            0          0            0
 Redemptions...................  (928,704)  (5,590,692)  (197,210)  (1,515,044)
                                ---------  -----------  ---------  -----------
 Net increase (decrease)....... 3,867,258  $24,166,485  5,065,967  $46,947,988
                                =========  ===========  =========  ===========
CLASS E
 Sales.........................        17  $       100          0  $         0
 Reinvestments.................         0            0          0            0
 Redemptions...................         0            0          0            0
                                ---------  -----------  ---------  -----------
 Net increase (decrease).......        17  $       100          0  $         0
                                =========  ===========  =========  ===========
 Increase (decrease) derived
  from capital share
  transactions................. 3,867,275  $24,166,585  5,065,967  $46,947,988
                                =========  ===========  =========  ===========

                See accompanying notes to financial statements.

                                    MSF-154

METROPOLITAN SERIES FUND, INC.
PUTNAM LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                            CLASS A                 CLASS E
                                   ----------------------------  --------------
                                                 MAY 1, 2000(A)  MAY 1, 2001(A)
                                   SIX MONTHS       THROUGH         THROUGH
                                   ENDED JUNE     DECEMBER 31,      JUNE 30,
                                    30, 2001          2000            2001
                                   ----------    --------------  --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................   $  7.29         $ 10.00          $ 6.14
                                    -------         -------          ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income...........     (0.01)          (0.01)           0.00
 Net realized and unrealized gain
  (loss) on investments..........     (1.49)          (2.70)          (1.36)
                                    -------         -------          ------
 Total from investment
  operations.....................     (1.50)          (2.71)          (1.36)
                                    -------         -------          ------
NET ASSET VALUE, END OF PERIOD...   $  5.79         $  7.29          $ 5.78
                                    =======         =======          ======
TOTAL RETURN (%).................     (20.7)(b)       (27.1)(b)        (5.9)(b)
Ratio of operating expenses to
 average net assets (%)..........      1.00 (c)        1.00 (c)        1.15 (c)
Ratio of net investment income to
 average net assets (%)..........     (0.33)(c)       (0.23)(c)          -- (c)
Portfolio turnover rate (%)......        72 (c)          70 (c)          72 (c)
Net assets, end of period (000)..   $51,751         $36,932          $  0.1
The Ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................      1.12 (c)        1.39 (c)        1.27 (c)

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-155

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--101.3% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        AEROSPACE & DEFENSE--0.6%
  3,287 Ametek Aerospace Products, Inc...........................   $   100,418
  3,523 Newport News Shipbuilding, Inc. (b)......................       215,783
  5,109 Precision Castparts Corp.................................       191,179
  1,036 Sequa Corp. (b)..........................................        47,138
                                                                    -----------
                                                                        554,518
                                                                    -----------

        AIR TRAVEL--0.1%
  2,640 Alaska Air Group, Inc. (b)...............................        76,296
                                                                    -----------

        APPAREL & TEXTILES--0.8%
  4,341 Coach, Inc...............................................       165,175
 12,026 Jones Apparel Group, Inc. (b)............................       519,523
  5,068 Unifi, Inc. (b)..........................................        43,078
                                                                    -----------
                                                                        727,776
                                                                    -----------

        AUTO PARTS--1.2%
  6,542 ArvinMeritor, Inc. (c)...................................       109,513
  2,063 Bandag, Inc. (b).........................................        56,320
  2,614 Borg Warner Automotive, Inc. (b) (c).....................       129,707
  4,522 Federal Signal Corp......................................       106,131
  7,402 Gentex Corp. (b).........................................       206,294
  6,354 Lear Corp. (b)...........................................       221,755
  2,932 Modine Manufacturing Co..................................        80,864
  2,578 Superior Industries International, Inc...................        98,737
                                                                    -----------
                                                                      1,009,321
                                                                    -----------

        BANKS--9.4%
  6,582 Associated Banc Corp.....................................       236,886
  4,868 Astoria Financial Corp. (c)..............................       267,740
 13,694 Banknorth Group Inc......................................       310,169
  4,765 City National Corp.......................................       211,042
 11,011 Colonial Bancgroup, Inc. (b).............................       158,338
 12,735 Compass Bancshares, Inc..................................       337,478
 12,767 First Tennessee National Corp............................       443,143
  4,601 First Virginia Banks, Inc................................       216,799
  8,510 Firstmerit Corp..........................................       224,664
 13,463 Golden State Bancorp, Inc. (c)...........................       414,660
  4,212 Greater Bay Bancorp......................................       105,216
 10,075 Greenpoint Financial Corp................................       386,880
 15,673 Hibernia Corp............................................       278,979
  3,157 Investors Financial Services Corp........................       211,519
  9,647 M&T Bank Corp............................................       728,349
 10,262 Marshall & Ilsley Corp...................................       553,122
  7,080 Mercantile Bankshares Corp...............................       277,040
 20,392 National Commerce Financial Corp.........................       496,953
 16,093 North Fork Bancorporation, Inc. (c)......................       498,883
  7,957 Pacific Century Financial Corp. (b)......................       205,211
  4,867 Provident Financial Group, Inc...........................       160,222
  6,137 Roslyn Bancorp, Inc. (b).................................       161,403
  4,880 Silicon Valley Bancshares (b)............................       107,360
        BANKS--(CONTINUED)
 24,360 Sovereign Bancorp, Inc...................................   $   316,680
  7,824 TCF Financial Corp.......................................       362,329
  4,881 Webster Financial Corp. (b)..............................       159,999
  3,544 Westamerica Bancorporation...............................       139,102
  3,230 Wilmington Trust Corp....................................       202,360
                                                                    -----------
                                                                      8,172,526
                                                                    -----------

        BIOTECHNOLOGY--2.0%
  5,853 Edwards Lifesciences Corp. (b)...........................       154,285
 19,270 Genzyme Corp. (b) (c)....................................     1,175,470
  4,353 Protein Design Laboratories, Inc. (b) (c)................       377,666
                                                                    -----------
                                                                      1,707,421
                                                                    -----------

        BROADCASTING--0.4%
 10,864 Hispanic Broadcasting Corp. (b)..........................       311,688
                                                                    -----------

        BUILDING & CONSTRUCTION--0.7%
  7,102 American Standard Cos., Inc. (b).........................       426,830
  3,862 York International Corp..................................       135,247
                                                                    -----------
                                                                        562,077
                                                                    -----------

        BUSINESS SERVICES--5.7%
 11,588 Apollo Group, Inc........................................       491,911
  2,450 Banta Corp...............................................        71,785
  5,279 CSG Systems International, Inc. (b)......................       306,182
 14,531 Ceridian Corp............................................       278,559
  7,679 Checkfree Corp. (b) (c)..................................       269,303
  6,178 ChoicePoint, Inc. (b)....................................       259,785
  4,952 Covanta Energy Corp. (b).................................        91,414
  6,954 Devry, Inc. (b)..........................................       251,178
  7,997 Dun & Bradstreet Corp. (b)...............................       225,515
  8,708 Galileo International, Inc...............................       283,010
  5,893 HON Industries, Inc......................................       142,728
  3,565 Kelly Services, Inc......................................        86,451
  3,735 Korn/Ferry International (b).............................        57,893
  7,555 Manpower, Inc. (c).......................................       225,895
  7,538 Miller Herman, Inc.......................................       182,420
  9,637 Modis Professional Services, Inc. (b)....................        66,495
  2,555 NCO Group, Inc. (b)......................................        79,026
  6,517 Nova Corp. (b) (c).......................................       204,960
  5,165 Pittston Brink's Group...................................       115,128
  7,294 Reynolds & Reynolds Co...................................       160,103
  2,996 Rollins, Inc.............................................        59,650
  6,095 Sotheby's Holdings, Inc. (b).............................        98,312
  3,722 Sylvan Learning Systems, Inc. (b)........................        90,445
  5,777 The Bisys Group, Inc. (b) (c)............................       340,843
  5,341 Valassis Communications, Inc. (b)........................       191,208
  8,753 Viad Corp................................................       231,079
  4,039 Wallace Computer Series, Inc.............................        66,805
                                                                    -----------
                                                                      4,928,083
                                                                    -----------

                See accompanying notes to financial statements.

                                    MSF-156

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        CHEMICALS--2.3%
  2,909 A. Schulman, Inc.........................................   $    39,272
  6,561 Airgas, Inc. (b).........................................        78,076
  4,571 Albemarle Corp...........................................       105,910
  6,494 Cabot Corp. (c)..........................................       233,914
  2,379 Cabot Microelectronics Corp. (b).........................       147,498
 11,241 Crompton Corp............................................       122,527
  4,011 Cytec Industries, Inc. (b)...............................       152,418
  3,413 Ferro Corp. (c)..........................................        74,438
  1,409 H.B. Fuller Co...........................................        70,309
 11,253 IMC Global, Inc..........................................       114,781
  5,091 Lubrizol Corp. (b).......................................       158,076
 11,585 Lyondell Chemical Co.....................................       178,177
  1,946 Minerals Technologies, Inc...............................        83,522
  4,263 Olin Corp................................................        72,428
  9,960 RPM, Inc.................................................        91,632
 10,318 Solutia, Inc.............................................       131,554
  4,847 Valspar Corp.............................................       172,068
                                                                    -----------
                                                                      2,026,600
                                                                    -----------

        COMMUNICATION SERVICES--5.0%
 10,898 A.H. Belo Corp...........................................       205,318
 21,690 Broadwing, Inc. (b)......................................       530,320
  5,541 Catalina Marketing Corp. (b).............................       169,056
  3,492 Chris Craft Industries, Inc. (b).........................       249,329
  4,689 Emmis Communications Corp. (b) (c).......................       144,187
  4,512 Entercom Communications Corp. (b) (c)....................       241,888
  6,320 Harte Hanks, Inc.........................................       156,483
  2,878 Houghton Mifflin Co......................................       172,479
  4,361 Lee Enterprises, Inc.....................................       143,913
  4,997 Macrovision Corp. (b)....................................       342,295
  2,278 Media General, Inc. (c)..................................       104,788
  5,421 Price Communications Corp. (b)...........................       109,450
  3,480 Scholastic Corp. (b).....................................       146,508
  5,833 Telephone & Data Systems, Inc............................       634,339
    943 Washington Post Co. (Class B)............................       541,282
 10,732 Westwood One, Inc. (b)...................................       395,474
                                                                    -----------
                                                                      4,287,109
                                                                    -----------

        COMMUNICATIONS--2.9%
  5,383 Cooper Cameron Corp. (b).................................       300,371
  4,201 Dycom Industries, Inc. (b) (c)...........................        96,329
 13,821 Ensco International, Inc.................................       323,412
  4,084 Granite Construction, Inc................................       103,815
 10,832 Grant Prideco, Inc. (b)..................................       189,452
  5,061 Helmerich And Payne, Inc.................................       155,980
  2,674 Jacobs Engineering Group, Inc. (b).......................       174,425
  5,838 Marine Drilling Co., Inc.................................       111,564
  5,938 Quanta Services, Inc. (b)................................       130,874
  6,022 Tidewater, Inc...........................................       227,029

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        COMMUNICATIONS--(CONTINUED)
  9,529 Varco International, Inc. (b)............................   $   177,335
 11,309 Weatherford International, Inc. (b) (c)..................       542,832
                                                                    -----------
                                                                      2,533,418
                                                                    -----------

        COMPUTERS & BUSINESS EQUIPMENT--6.4%
 33,473 3Com Corp. (b)...........................................       158,997
  3,935 Adtran, Inc. (b).........................................        80,667
  8,048 Advanced Fibre Communications (b)........................       169,008
  3,801 Antec Corp...............................................        47,132
 46,144 Atmel Corp. (b)..........................................       622,483
  7,883 Cirrus Logic, Inc. (b)...................................       181,545
  5,112 Commscope, Inc. (b)......................................       120,132
  5,219 Credence Systems Corp. (b)...............................       126,509
 12,637 Cypress Semiconductor Corp. (b) (c)......................       301,392
  2,584 DSP Group, Inc. (b)......................................        55,427
  3,839 Infocus Corp. (b) (c)....................................        78,277
 10,659 Integrated Device Technology (b) (c).....................       337,784
  6,218 International Rectifier Corp. (b) (c)....................       212,034
  3,857 L-3 Communications Holdings, Inc. (b) (c)................       294,289
  4,775 LTX Corp. (b) (c)........................................       122,049
 12,313 Lam Research Corp. (b) (c)...............................       365,080
 10,717 Lattice Semiconductor Corp. (b) (c)......................       261,495
  4,749 Mastec, Inc. (b).........................................        62,687
  9,186 Micrel, Inc. (b).........................................       303,138
 13,006 Microchip Technology, Inc. (b) (c).......................       434,791
  3,871 Mips Technologies, Inc. (Class B) (b)....................        49,936
  4,791 Plantronics, Inc. (b) (c)................................       110,912
  8,265 Polycom, Inc. (b) (c)....................................       190,839
  6,310 Powerwave Technologies, Inc. (b).........................        91,495
 14,880 Quantum Corp. (b)........................................       150,139
  6,718 Sandisk Corp. (b)........................................       187,365
  6,883 Semtech Corp. (b) (c)....................................       206,490
 10,373 Storage Technology Corp. (b).............................       142,732
  8,255 Transwitch Corp. (b) (c).................................        90,805
                                                                    -----------
                                                                      5,555,629
                                                                    -----------

        CONSTRUCTION MATERIALS--0.6%
  3,018 Carlisle Cos., Inc.......................................       105,238
  6,275 Hanover Compressor Co. (b) (c)...........................       207,640
  4,715 Martin Marietta Materials, Inc...........................       233,345
                                                                    -----------
                                                                        546,223
                                                                    -----------

        CONTAINERS & GLASS--0.4%
  4,940 Longview Fibre Co........................................        60,861
  9,467 Sonoco Products Co.......................................       235,539
                                                                    -----------
                                                                        296,400
                                                                    -----------

        COSMETICS & TOILETRIES--0.2%
  4,514 Carter Wallace, Inc......................................        87,346
  7,328 Perrigo Co. (b)..........................................       122,304
                                                                    -----------
                                                                        209,650
                                                                    -----------

                See accompanying notes to financial statements.

                                    MSF-157

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        DOMESTIC OIL--2.1%
  6,493 Equitable Resources, Inc.................................   $   216,282
  4,495 Murphy Oil Corp..........................................       330,832
  8,043 National-Oilwell, Inc. (b)...............................       215,553
  5,644 Noble Affiliates, Inc....................................       199,516
 16,934 Ocean Energy, Inc. (b)...................................       295,498
  7,851 Pennzoil-Quaker State Co.................................        87,931
  9,815 Pioneer Natural Resources Co. (b)........................       167,346
  6,090 Valero Energy Corp. (c)..................................       223,990
  3,234 Western Gas Resources, Inc...............................       105,428
                                                                    -----------
                                                                      1,842,376
                                                                    -----------

        DRUGS & HEALTH CARE--12.6%
  5,247 Amerisource Health Corp. (b) (c).........................       290,159
 10,512 Apogent Technologies, Inc................................       258,595
  5,348 Apria Healthcare Group, Inc. (b).........................       154,290
  3,525 Barr Laboratories, Inc. (b)..............................       248,195
  5,994 Beckman Coulter, Inc. (c)................................       244,555
 13,482 Bergen Brunswig Corp. (b)................................       259,124
  5,520 COR Therapeutics, Inc. (b) (c)...........................       168,360
  5,767 Covance, Inc. (b) (c)....................................       130,623
  5,140 Dentsply International, Inc..............................       227,959
  7,786 Express Scripts, Inc. (b) (c)............................       428,464
  9,710 First Health Group Corp. (b).............................       234,205
  9,434 Gilead Sciences, Inc. (b) (c)............................       548,965
 24,308 Health Management Associates (b) (c).....................       511,440
 12,220 Health Net, Inc. (b) (c).................................       212,628
  6,230 Hillenbrand Industries, Inc..............................       355,795
  8,046 ICN Pharmaceuticals, Inc.................................       255,219
 14,844 IDEC Pharmaceuticals Corp. (b) (c).......................     1,004,790
  6,543 Incyte Genomics, Inc. (b)................................       160,434
 19,879 Ivax Corp. (b) (c).......................................       775,281
  3,825 Lifepoint Hospitals, Inc. (b)............................       169,371
 10,664 Lincare Holdings, Inc. (b)...............................       320,027
 21,648 Millennium Pharmaceuticals (b)...........................       770,236
  6,437 MiniMed, Inc. (b)........................................       308,976
 12,462 Mylan Laboratories, Inc..................................       350,556
  9,197 Omnicare, Inc............................................       185,780
  9,808 Oxford Health Plans, Inc. (b) (c)........................       280,509
  3,267 PacifiCare Health Systems, Inc. (b) (c)..................        53,252
  9,346 Quest Diagnostics, Inc. (b)..............................       699,548
  7,744 Sepracor, Inc. (b) (c)...................................       308,211
  6,843 Steris Corp. (b).........................................       137,202
  7,026 Triad Hospitals, Inc. (b)................................       207,056
  3,620 Trigon Healthcare, Inc. (b) (c)..........................       234,757
  5,626 VISX, Inc. (b)...........................................       108,863
  5,997 Vertex Pharmaceuticals, Inc. (b) (c).....................       296,852
                                                                    -----------
                                                                     10,900,277
                                                                    -----------

        ELECTRIC UTILITIES--4.7%
  8,166 Allete...................................................       183,735
  7,882 Alliant Corp.............................................       229,760
        ELECTRIC UTILITIES--(CONTINUED)
  2,588 Black Hills Corp. (b)....................................   $   104,115
  4,488 Cleco Corp...............................................       102,102
  8,838 Conectiv, Inc............................................       190,901
 12,592 DPL, Inc.................................................       364,664
  5,578 DQE, Inc.................................................       125,505
 11,572 Energy East Corp.........................................       241,971
  3,212 Hawaiian Electric Industries, Inc........................       122,698
  3,732 Idacorp, Inc.............................................       130,172
  6,169 Kansas City Power & Light Co.............................       151,449
 10,321 Montana Power Co. (b)....................................       119,724
  5,291 NSTAR....................................................       225,185
 14,209 Northeast Utilities......................................       294,837
  7,767 OGE Energy Corp. (c).....................................       175,612
 10,831 Potomac Electric Power Co. (c)...........................       226,585
  3,902 Public Service Co........................................       125,254
  8,546 Puget Energy, Inc. (c)...................................       223,905
 13,496 Teco Energy, Inc.........................................       411,628
 11,716 Wisconsin Energy Corp....................................       278,489
                                                                    -----------
                                                                      4,028,291
                                                                    -----------
        ELECTRICAL EQUIPMENT--2.3%
  6,566 Harris Corp..............................................       178,661
  5,819 Hubbell, Inc.............................................       168,751
  4,112 Plexus Corp. (b) (c).....................................       135,696
 16,168 RF Micro Devices, Inc. (b) (c)...........................       436,051
  3,955 SPX Corp. (b) (c)........................................       495,087
  7,841 Sensormatic Electronics Corp. (b) (c)....................       133,297
  1,881 Tecumseh Products Co.....................................        93,109
 13,757 Vishay Intertechnology, Inc. (b) (c).....................       316,411
                                                                    -----------
                                                                      1,957,063
                                                                    -----------
        ELECTRONICS--2.5%
  9,799 Arrow Electronics, Inc...................................       238,018
 11,687 Avnet, Inc...............................................       262,023
  7,133 Diebold, Inc.............................................       229,326
  8,738 Kemet Corp. (b)..........................................       173,100
  3,655 Newport Corp. (c)........................................        96,857
 14,663 SCI Systems, Inc. (b)....................................       373,906
  4,124 Sawtek, Inc. (b).........................................        97,038
  5,362 Technologies Data Corp. (b)..............................       178,876
  3,866 Teleflex, Inc............................................       170,104
 12,976 Waters Corp. (b).........................................       358,267
                                                                    -----------
                                                                      2,177,515
                                                                    -----------
        FINANCE & BANKING--0.5%
 11,425 Dime Bancorp, Inc........................................       425,581
                                                                    -----------
        FINANCIAL SERVICES--3.6%
  8,012 A.G. Edwards, Inc........................................       360,540
  8,232 Americredit Corp. (b)....................................       427,652

                See accompanying notes to financial statements.

                                    MSF-158

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        FINANCIAL SERVICES--(CONTINUED)
  6,992 Eaton Vance Corp.........................................   $   243,322
  6,071 Indymac Bancorp, Inc. (b)................................       162,703
  3,146 Investment Technology Group, Inc. (b)....................       158,212
  5,706 Labranche & Co., Inc. (b) (c)............................       165,474
  6,487 Legg Mason, Inc. (c).....................................       322,793
  5,516 Leucadia National Corp...................................       178,994
  4,866 Neuberger Berman, Inc. (c)...............................       330,888
 10,830 SEI Investments Co.......................................       513,342
  7,926 Waddell & Reed Financial, Inc............................       251,651
                                                                    -----------
                                                                      3,115,571
                                                                    -----------
        FOOD & BEVERAGES--2.6%
  3,548 Dean Foods Co............................................       142,630
  5,570 Dole Food, Inc...........................................       106,108
  2,818 Dreyer's Grand Ice Cream, Inc............................        78,622
 13,822 Hormel Foods Corp........................................       336,427
 10,537 IBP, Inc.................................................       266,059
  5,026 Interstate Bakeries Corp.................................        80,416
  2,887 Lance, Inc...............................................        38,975
  6,836 McCormick & Co., Inc.....................................       287,249
 15,543 Pepsiamericas, Inc.......................................       206,722
  4,746 Sensient Technologies Corp...............................        97,388
  2,753 Suiza Foods Corp. (b) (c)................................       146,184
  2,413 The J. M. Smucker Co.....................................        62,738
  5,024 Tootsie Roll Industries, Inc.............................       193,625
 21,981 Tyson Foods, Inc. (c)....................................       202,445
                                                                    -----------
                                                                      2,245,588
                                                                    -----------
        GAS & PIPELINE UTILITIES--3.0%
  5,408 AGL Resources, Inc.......................................       128,440
  9,898 American Water Works, Inc................................       326,337
  6,756 MDU Resources Group, Inc.................................       213,760
  3,940 National Fuel Gas Co.....................................       204,841
  8,034 Questar Corp.............................................       198,922
 10,447 Scana Corp...............................................       296,695
  7,826 Sierra Pacific Resources (b).............................       125,138
  7,110 Ultramar Diamond Shamrock Corp...........................       335,947
 11,301 Utilicorp United, Inc. (c)...............................       345,245
  6,677 Vectren Corp.............................................       138,214
  4,638 WGL Holdings, Inc........................................       125,736
  6,984 Western Resources, Inc...................................       150,156
                                                                    -----------
                                                                      2,589,431
                                                                    -----------
        HOTELS & RESTAURANTS--2.0%
  3,470 Bob Evans Farms, Inc.....................................        62,460
  5,469 CBRL Group, Inc. (b).....................................        92,699
  7,359 International Game Technology (b)........................       461,777
  5,300 International Speedway Corp..............................       222,600
  2,315 Lone Star Steakhouse & Saloon, Inc.......................        30,072
  7,512 Mandalay Resort Group (b)................................       205,829
        HOTELS & RESTAURANTS--(CONTINUED)
  7,567 Outback Steakhouse, Inc. (b).............................   $   217,930
  2,197 Papa John's International, Inc. (b)......................        55,694
 29,479 Park Place Entertainment Corp. (b).......................       356,696
                                                                    -----------
                                                                      1,705,757
                                                                    -----------
        HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.2%
  4,695 Blyth Industries, Inc. (b)...............................       120,708
 13,573 Clayton Homes, Inc. (c)..................................       213,368
  4,956 Furniture Brands International, Inc. (b).................       138,768
  3,688 Lancaster Colony Corp....................................       121,630
  6,297 Lennar Corp. (c).........................................       262,585
  5,225 Mohawk Industries, Inc. (b)..............................       183,920
                                                                    -----------
                                                                      1,040,979
                                                                    -----------
        HOUSEHOLD PRODUCTS--0.5%
  3,851 Church & Dwight, Inc.....................................        98,008
  9,312 Dial Corp................................................       132,696
  9,147 Energizer Holdings, Inc. (c).............................       209,924
                                                                    -----------
                                                                        440,628
                                                                    -----------
        INDUSTRIAL MACHINERY--1.5%
  6,861 AGCO Corp................................................        62,778
  3,066 Albany International Corp. (b)...........................        57,947
  4,415 Donaldson, Inc. (c)......................................       137,527
  3,785 Fastenal Co. (c).........................................       234,594
  3,812 Flowserve Corp. (b)......................................       117,219
  3,981 Harsco Corp..............................................       108,005
  2,984 Kaydon Corp..............................................        76,540
  3,038 Kennametal, Inc..........................................       112,102
  3,241 Nordson Corp.............................................        85,886
  4,855 Pentair, Inc.............................................       164,099
  2,799 Stewart & Stevenson Services, Inc........................        92,367
  3,675 Trinity Industries, Inc..................................        75,338
                                                                    -----------
                                                                      1,324,402
                                                                    -----------
        INSURANCE--3.6%
  5,248 Allmerica Financial Corp.................................       301,760
  6,747 American Financial Group, Inc............................       204,434
  8,022 Arthur J. Gallagher & Co.................................       208,572
  4,607 Everest Reinsurance Group, Ltd...........................       344,604
  5,856 HCC Insurance Holdings, Inc. (c).........................       143,472
  4,041 Horace Mann Educators Corp...............................        87,083
  4,929 Mony Group, Inc..........................................       197,801
  5,795 Ohio Casualty Corp. (b)..................................        75,045
 11,833 Old Republic International Corp..........................       343,157
  6,818 Protective Life Corp.....................................       234,335
  9,230 Radian Group, Inc........................................       373,353
  4,416 The PMI Group, Inc.......................................       316,451
  6,747 Unitrin, Inc.............................................       259,085
                                                                    -----------
                                                                      3,089,152
                                                                    -----------

                See accompanying notes to financial statements.

                                    MSF-159

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        INTERNET--0.4%
 31,750 E*Trade Group, Inc. (b) (c)..............................   $   204,788
  3,395 GTECH Holdings Corp. (b).................................       120,556
                                                                    -----------
                                                                        325,344
                                                                    -----------

        LEISURE--0.4%
  7,634 Callaway Golf Co.........................................       120,617
  9,139 Six Flags, Inc. (b) (c)..................................       192,285
                                                                    -----------
                                                                        312,902
                                                                    -----------

        MINING--0.3%
 10,738 Alaska Steel Holding Corp................................       134,654
  2,201 Carpenter Technology Corp................................        64,467
  2,471 Ryerson Tull, Inc........................................        33,334
  4,506 UCAR International, Inc. (b).............................        53,847
                                                                    -----------
                                                                        286,302
                                                                    -----------

        PAPER & FOREST--0.9%
  5,000 Bowater, Inc.............................................       223,700
  8,028 Georgia-Pacific Corp. (Timber Group).....................       287,001
  4,230 P.H. Glatfelter Co.......................................        60,320
  2,703 Rayonier, Inc............................................       125,555
  5,115 Wausau Mosinee Paper Corp................................        65,932
                                                                    -----------
                                                                        762,508
                                                                    -----------

        PETROLEUM SERVICES--1.3%
 16,387 BJ Services Co...........................................       465,063
 17,567 Global Marine, Inc. (b)..................................       327,273
  5,030 Smith International, Inc. (b) (c)........................       301,297
                                                                    -----------
                                                                      1,093,633
                                                                    -----------

        PUBLISHING--0.3%
 10,190 Reader's Digest Association, Inc.........................       292,963
                                                                    -----------

        RAILROADS & EQUIPMENT--0.9%
  8,427 CH Robinson Worldwide....................................       235,029
  4,824 GATX Corp................................................       193,443
  8,622 Gartner Group, Inc. (Class B) (b)........................        79,322
  3,508 JB HuntTransport Services, Inc. (b)......................        66,652
  8,331 Swift Transportation, Inc. (b) (c).......................       160,455
  4,627 Wisconsin Central Transportation Corp. (b)...............        77,410
                                                                    -----------
                                                                        812,311
                                                                    -----------

        REAL ESTATE--0.2%
  7,011 United Rentals, Inc. (b) (c).............................       181,935
                                                                    -----------

        RETAIL--4.7%
  9,855 Abercrombie & Fitch Co. (b)..............................       438,548
  6,949 American Eagle Outfitters, Inc. (b)......................       244,883
  7,267 BJ's Wholesale Club, Inc.................................       387,040
  6,504 Barnes & Noble, Inc. (b) (c).............................       255,932
        RETAIL--(CONTINUED)
  7,967 Borders Group, Inc. (b)..................................   $   178,461
  9,892 Brinker International, Inc. (b)..........................       255,708
  8,770 CDW Computer Centers., Inc. (b)..........................       348,257
  4,873 Claires Stores, Inc......................................        94,341
 11,157 Dollar Tree Stores, Inc. (b).............................       310,611
 17,089 Family Dollar Stores, Inc. (b)...........................       437,991
  2,913 Lands' End, Inc. (b).....................................       116,957
  3,758 Long's Drug Stores Corp..................................        81,060
  4,745 Neiman Marcus Group, Inc. (b)............................       147,095
  2,223 Payless Shoesource, Inc. (b).............................       143,828
  7,983 Ross Stores, Inc.........................................       191,193
  4,614 Ruddick Corp.............................................        78,207
 13,930 Saks, Inc. (b)...........................................       133,728
  5,663 Williams-Sonoma, Inc. (b)................................       219,838
                                                                    -----------
                                                                      4,063,678
                                                                    -----------

        SEMICONDUCTORS--0.2%
  8,003 TriQuint Semiconductor, Inc. (b).........................       180,068
                                                                    -----------

        SHIPBUILDING--0.2%
  4,035 Alexander & Baldwin, Inc.................................       103,901
  3,391 Overseas Shipholding Group, Inc..........................       103,561
                                                                    -----------
                                                                        207,462
                                                                    -----------

        SOFTWARE--8.6%
  8,899 Acxiom Corp. (b) (c).....................................       116,488
  3,079 Advent Software, Inc. (b)................................       195,516
  5,016 Affiliated Computer Services, Inc. (b) (c)...............       360,701
 28,677 Ascential Software Corp..................................       167,474
  4,358 Avocent Corp. (b)........................................        99,145
 24,734 Cadence Design Systems, Inc. (b).........................       460,794
 12,195 DST Systems, Inc. (b)....................................       642,676
 13,228 Electronic Arts, Inc. (b)................................       765,901
  3,515 Imation Corp. (b)........................................        88,578
  8,798 Jack Henry & Associates, Inc.............................       272,738
  6,742 Keane, Inc. (b)..........................................       148,324
  8,721 Legato Systems, Inc. (b).................................       139,100
  5,867 Macromedia, Inc. (b).....................................       105,606
  6,346 Mentor Graphics Corp. (b)................................       111,055
  5,057 National Instruments Corp. (b)...........................       164,100
 13,535 Networks Associates, Inc. (b)............................       168,511
  6,955 Nvidia Corp. (b) (c).....................................       645,076
 20,179 Rational Software Corp. (b)..............................       566,021
  4,842 Retek, Inc. (b) (c)......................................       232,125
  3,543 Structural Dynamics Research Corp. (b)...................        86,804
 26,709 Sungard Data Systems, Inc. (b)...........................       801,537
 10,146 Sybase, Inc. (b).........................................       166,902
  3,816 Sykes Enterprises, Inc. (b)..............................        41,976
  7,546 Symantec Corp. (b).......................................       329,685
  6,062 Synopsys, Inc............................................       293,340

                See accompanying notes to financial statements.

                                    MSF-160

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)                 SHORT TERM INVESTMENT--1.6%

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           SOFTWARE--(CONTINUED)
     5,375 Titan Corp. (b).......................................   $   123,087
     3,626 Transaction Systems Architects, Inc. (b)..............        56,203
     7,412 Wind River Systems, Inc. (b) (c)......................       129,414
                                                                    -----------
                                                                      7,478,877
                                                                    -----------

           TOBACCO--0.8%
    10,055 RJ Reynolds Tobacco Holdings (c)......................       549,003
     2,711 Universal Corp........................................       107,518
                                                                    -----------
                                                                        656,521
                                                                    -----------

           TRUCKING & FREIGHT FORWARDING--0.7%
     4,591 Airborne, Inc.........................................        53,210
     3,813 Atlas Air, Inc. (b)...................................        53,992
     4,850 CNF Transportation, Inc...............................       137,012
     4,667 EGL, Inc. (b).........................................        81,486
     5,177 Expeditors International Washington, Inc..............       310,615
                                                                    -----------
                                                                        636,315
                                                                    -----------
           Total Common Stocks
            (Identified Cost $85,971,275)........................    87,678,165
                                                                    -----------
WARRANTS--0.0%
     7,309 Dime Bancorp, Inc.....................................         2,047
                                                                    -----------
           Total Warrants
            (Identified Cost $2,888).............................         2,047
                                                                    -----------

    FACE                                                            VALUE (NOTE
   AMOUNT                                                               1A)
            DISCOUNT NOTES--1.6%
 $1,425,000 Federal Home Loan Bank 3.890%, 07/02/01..............   $ 1,424,846
                                                                    -----------
            Total Short Term Investment
             (Identified Cost $1,424,846)........................     1,424,846
                                                                    -----------
            Total Investments--102.9%
             (Identified Cost $87,399,009) (a)...................    89,105,058
            Other assets less liabilities........................    (2,521,779)
                                                                    -----------
            TOTAL NET ASSETS--100%...............................   $86,583,279
                                                                    ===========

(a)  Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $87,399,009 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost...............  $10,386,251
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value...............   (8,680,202)
                                                                    -----------
   Net unrealized appreciation....................................  $ 1,706,049
                                                                    ===========

(b)  Non-Income producing security.

(c) A portion or all of the security was on loan. As of June 30, 2001, the market value of securities loaned was $9,755,494. With collateral backing valued at $10,111,815.

                See accompanying notes to financial statements.

                                    MSF-161

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2001 (UNAUDITED)

ASSETS
 Investments at value.................................              $89,105,058
 Cash.................................................                  (96,017)
 Receivable for:
 Securities sold......................................                  438,127
 Fund shares sold.....................................                   62,920
 Dividends and interest...............................                   51,874
 Futures variation margin.............................                    9,823
 Collateral for securities loaned.....................               10,111,815
                                                                    -----------
  Total Assets........................................               99,683,600
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $ 2,646,563
 Securities purchased.................................      270,918
 Return of collateral for securities loaned...........   10,111,815
 Accrued expenses:
 Management fees......................................       42,115
 Service and distribution fees--Class B...............          428
 Other expenses.......................................       28,482
                                                        -----------
  Total Liabilities...................................               13,100,321
                                                                    -----------
NET ASSETS............................................              $86,583,279
                                                                    ===========
 Net assets consist of:
 Capital paid in......................................              $85,996,603
 Undistributed net investment income..................                  134,182
 Accumulated net realized gains (losses)..............               (1,253,555)
 Unrealized appreciation (depreciation) on
  investments.........................................                1,706,049
                                                                    -----------
NET ASSETS............................................              $86,583,279
                                                                    ===========
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($84,265,011 divided by 7,910,526 shares of
 beneficial interest).................................              $     10.65
                                                                    ===========
CLASS B
Net asset value and redemption price per share
 ($2,318,166 divided by 218,081 shares of beneficial
 interest)............................................              $     10.63
                                                                    ===========
CLASS E
Net asset value and redemption price per share ($102
 divided by 10 shares of beneficial interest).........              $     10.64
                                                                    ===========
Identified cost of investments........................              $87,399,009
                                                                    ===========

Statement of Operations
Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME
 Dividends...........................................             $  364,048
 Interest............................................                 65,859(a)
                                                                  ----------
                                                                     429,907
EXPENSES
 Management fees..................................... $   90,681
 Service and distribution fees--Class B..............      1,109
 Directors' fees and expenses........................      5,531
 Custodian...........................................     89,558
 Audit and tax services..............................      9,231
 Legal...............................................        173
 Printing............................................     12,863
 Insurance...........................................      2,155
 Miscellaneous.......................................      1,509
                                                      ----------
 Total expenses before reimbursement.................    212,810
 Expense reimbursement...............................    (48,566)    164,244
                                                      ----------  ----------
NET INVESTMENT INCOME................................                265,663
                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net....................................   (663,125)
 Futures contracts--net..............................   (148,340)   (811,465)
                                                      ----------
Unrealized appreciation (depreciation) on:
 Investments--net....................................  1,963,473
 Futures contracts--net..............................    (30,738)  1,932,735
                                                      ----------  ----------
Net gain (loss)......................................              1,121,270
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................             $1,386,933
                                                                  ==========

(a) Income on securities loaned $10,971.

                See accompanying notes to financial statements.

                                    MSF-162

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2001           2000
                                                  ---------------- ------------
FROM OPERATIONS
 Net investment income..........................    $   265,663    $   152,722
 Net realized gain (loss).......................       (811,465)       (71,690)
 Unrealized appreciation (depreciation).........      1,932,735       (226,686)
                                                    -----------    -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................      1,386,933       (145,654)
                                                    -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A........................................       (132,193)      (150,134)
 Class B........................................         (1,876)             0
 Class E........................................              0              0
                                                    -----------    -----------
                                                       (134,069)      (150,134)
                                                    -----------    -----------
 Net realized gain
 Class A........................................       (257,041)      (109,713)
 Class B........................................         (3,646)             0
 Class E........................................              0              0
                                                    -----------    -----------
                                                       (260,687)      (109,713)
                                                    -----------    -----------
 TOTAL DISTRIBUTIONS............................       (394,756)      (259,847)
                                                    -----------    -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................     23,657,094     62,339,509
                                                    -----------    -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........     24,649,271     61,934,008
NET ASSETS
 Beginning of the period........................     61,934,008              0
                                                    -----------    -----------
 End of the period..............................    $86,583,279    $61,934,008
                                                    ===========    ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................    $   134,182    $     2,588
                                                    ===========    ===========

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                                  SIX MONTHS ENDED           YEAR ENDED
                                    JUNE 30, 2001         DECEMBER 31, 2000
                                ----------------------  ----------------------
                                 SHARES         $        SHARES         $
                                ---------  -----------  ---------  -----------
CLASS A
 Sales......................... 2,576,173  $26,443,953  6,106,689  $65,462,750
 Reinvestments.................    38,424      389,235     23,971      259,847
 Redemptions...................  (524,050)  (5,404,907)  (310,681)  (3,383,088)
                                ---------  -----------  ---------  -----------
 Net increase (decrease)....... 2,090,547  $21,428,281  5,819,979  $62,339,509
                                =========  ===========  =========  ===========
CLASS B
 Sales.........................   257,834  $ 2,635,699          0  $         0
 Reinvestments.................       547        5,523          0            0
 Redemptions...................   (40,300)    (412,509)         0            0
                                ---------  -----------  ---------  -----------
 Net increase (decrease).......   218,081  $ 2,228,713          0  $         0
                                =========  ===========  =========  ===========
CLASS E
 Sales.........................        10  $       100          0  $         0
 Reinvestments.................         0            0          0            0
 Redemptions...................         0            0          0            0
                                ---------  -----------  ---------  -----------
 Net increase (decrease).......        10  $       100          0  $         0
                                ---------  -----------  ---------  -----------
 Increase (decrease) derived
  from capital share
  transactions................. 2,308,638  $23,657,094  5,819,979  $62,339,509
                                =========  ===========  =========  ===========

                See accompanying notes to financial statements.

                                    MSF-163

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                    CLASS A                    CLASS B           CLASS E
                          ------------------------------ ------------------- ---------------
                          SIX MONTHS    JULY 5, 2000 (A) JANUARY 2, 2001 (A) MAY 1, 2001 (A)
                          ENDED JUNE        THROUGH            THROUGH           THROUGH
                             30,          DECEMBER 31,        JUNE 30,          JUNE 30,
                             2001            2000               2001              2001
                          ----------    ---------------- ------------------- ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 10.64          $ 10.00            $10.54            $10.54
                           -------          -------            ------            ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      0.03             0.03              0.02              0.00
 Net realized and
  unrealized gain (loss)
  on investments........      0.03             0.66              0.12              0.10
                           -------          -------            ------            ------
 Total from investment
  operations............      0.06             0.69              0.14              0.10
                           -------          -------            ------            ------
LESS DISTRIBUTIONS
 Distributions from net
  investment income.....     (0.02)           (0.03)            (0.02)             0.00
 Distributions from net
  realized capital
  gains.................     (0.03)           (0.02)            (0.03)             0.00
                           -------          -------            ------            ------
 Total distributions....     (0.05)           (0.05)            (0.05)             0.00
                           -------          -------            ------            ------
NET ASSET VALUE, END OF
 PERIOD.................   $ 10.65          $ 10.64            $10.63            $10.64
                           =======          =======            ======            ======
TOTAL RETURN (%)........       5.2 (b)          6.8 (b)           5.1 (b)           1.0(b)
Ratio of operating
 expenses to average net
 assets (%).............      0.45 (c)         0.45 (c)          0.70 (c)          0.60(c)
Ratio of net investment
 income to average net
 assets (%).............      0.73 (c)         0.92 (c)          0.48 (c)          0.00(c)
Portfolio turnover rate
 (%)....................        46 (c)          124 (c)            46 (c)            46(c)
Net assets, end of
 period (000)...........   $84,265          $61,934            $2,318            $  0.1
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........      0.58 (c)         0.83 (c)          0.83 (c)          0.73(c)

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-164

METROPOLITAN SERIES FUND, INC.
JANUS GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--86.4% OF TOTAL NET ASSETS

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        AEROSPACE & DEFENSE--0.5%
   460  Boeing Co. ...............................................   $    25,576
                                                                     -----------

        BANKS--2.7%
 1,884  Banco de Bilbao Vizcaya Argentaria, (EUR).................        24,396
 4,408  Bank of Ireland, (EUR)....................................        43,706
 1,070  Bank of New York Co., Inc. ...............................        51,360
 1,884  Standard Chartered, (GBP).................................        24,171
                                                                     -----------
                                                                         143,633
                                                                     -----------

        COMMUNICATION SERVICES--16.4%
 9,610  AOL Time Warner, Inc. ....................................       509,330
 2,040  AT&T Corp. (Liberty Media Group) (b)......................        35,679
 4,120  Acme Communications, Inc. (b).............................        34,526
 1,470  Omnicom Group, Inc. ......................................       126,420
   770  Qwest Communications International, Inc. .................        24,540
 2,795  Viacom, Inc. (Class B) (b)................................       144,641
                                                                     -----------
                                                                         875,136
                                                                     -----------

        COMPUTERS & BUSINESS EQUIPMENT--11.6%
 3,920  ASML Holding N.V..........................................        87,083
 4,900  Cisco Systems, Inc. (b)...................................        89,131
 4,815  Lam Research Corp. (b)....................................       144,041
 3,235  Micron Technology, Inc....................................       132,958
 2,890  Novellus Systems, Inc. ...................................       164,138
                                                                     -----------
                                                                         617,351
                                                                     -----------

        CONGLOMERATES--1.9%
 1,855  Tyco International, Ltd. .................................       101,098
                                                                     -----------

        DOMESTIC OIL--1.2%
 1,215  Anadarko Petroleum Corp. .................................        65,646
                                                                     -----------

        DRUGS & HEALTH CARE--10.1%
 5,355  Genentech, Inc. ..........................................       295,061
 4,165  Pfizer, Inc. .............................................       166,808
 1,875  Sepracor, Inc. (b)........................................        74,597
    65  Stryker Corp. (b).........................................         3,565
                                                                     -----------
                                                                         540,031
                                                                     -----------

        ELECTRIC UTILITIES--0.4%
   480  AES Corp. (b).............................................        20,664
                                                                     -----------

        ELECTRONICS--2.5%
   460  Millipore Corp. ..........................................        28,511
 4,715  Symbol Technologies, Inc. ................................       104,673
                                                                     -----------
                                                                         133,184
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        FINANCIAL SERVICES--14.9%
    375 Capital One Financial Corp. ...............................   $   22,500
  4,865 Citigroup, Inc. ...........................................      257,066
  1,415 Goldman Sachs Group, Inc. .................................      121,407
  1,885 Lehman Brothers Holdings, Inc. ............................      146,559
  3,705 Merrill Lynch & Co., Inc. .................................      219,521
    745 Washington Mutual, Inc. ...................................       27,975
                                                                      ----------
                                                                         795,028
                                                                      ----------

        FOOD & BEVERAGES--2.1%
  2,435 Coca Cola Co. .............................................      109,575
                                                                      ----------

        GAS & PIPELINE UTILITIES--0.9%
    960 Enron Corp. ...............................................       47,040
                                                                      ----------

        HOTELS & RESTAURANTS--1.5%
  1,885 MGM Mirage, Inc. ..........................................       56,474
    695 Starwood Hotels & Resorts Worldwide, Inc. (Class B)........       25,910
                                                                      ----------
                                                                          82,384
                                                                      ----------

        INSURANCE--2.3%
  1,400 American International Group, Inc. ........................      120,400
                                                                      ----------

        RETAIL--6.2%
  1,395 Circuit City Stores, Inc. .................................       25,110
    730 Home Depot, Inc. ..........................................       33,982
 11,190 Insight Enterprises, Inc. (b)..............................      274,155
                                                                      ----------
                                                                         333,247
                                                                      ----------

        SEMICONDUCTORS--0.8%
  1,960 TriQuint Semiconductor, Inc. (b)...........................       43,620
                                                                      ----------

        SOFTWARE--10.4%
  1,885 Intuit, Inc. (b)...........................................       75,390
  6,330 Microsoft Corp. (b)........................................      454,684
    685 SAP AG.....................................................       24,036
                                                                      ----------
                                                                         554,110
                                                                      ----------
        Total Common Stocks
         (Identified Cost $4,582,756)..............................    4,607,723
                                                                      ----------

                See accompanying notes to financial statements.

                                    MSF-165

METROPOLITAN SERIES FUND, INC.
JANUS GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

SHORT TERM INVESTMENT--13.2%

   FACE                                                                 VALUE
  AMOUNT                                                              (NOTE 1A)
          DISCOUNT NOTES--13.2%
 $700,000 Federal Home Loan Mortgage 3.940%, 7/2/01................   $  699,923
                                                                      ----------
          Total Short Term Investment
           (Identified Cost $699,923)..............................      699,923
                                                                      ----------
          Total Investments--99.6%
           (Identified Cost $5,282,679) (a) .......................    5,307,646
          Other assets less liabilities............................       23,648
                                                                      ----------
          TOTAL NET ASSETS--100%...................................   $5,331,294
                                                                      ==========

(a) Federal Tax Information:
  At June 30, 2001 the net unrealized appreciation on investments based on cost of $5,282,679 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 156,502
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (131,535)
                                                                   ---------
   Net unrealized appreciation.................................... $  24,967
                                                                   =========

(b) Non-Income producing security.

Key to Abbreviations:
EUR--Euro Currency
GBP--Pound Sterling
                See accompanying notes to financial statements.

                                    MSF-166

METROPOLITAN SERIES FUND, INC.
JANUS GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                TWO MONTHS ENDED JUNE 30, 2001
                                         (UNAUDITED)(A)

ASSETS
 Investments at value....................................           $5,307,646
 Cash....................................................               85,265
 Receivable for:
 Securities sold.........................................               97,292
 Fund shares sold........................................                7,943
 Dividends and interest..................................                  870
 Due from Investment Adviser.............................               13,971
                                                                    ----------
  Total Assets...........................................            5,512,987
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $  6,207
 Securities purchased....................................   163,178
 Accrued expenses........................................    12,308
                                                           --------
  Total Liabilities......................................              181,693
                                                                    ----------
NET ASSETS...............................................           $5,331,294
                                                                    ==========
 Net assets consist of:
 Capital paid in.........................................           $5,554,573
 Undistributed net investment income.....................                  313
 Accumulated net realized gains (losses).................             (248,559)
 Unrealized appreciation (depreciation) on investments...               24,967
                                                                    ----------
NET ASSETS...............................................           $5,331,294
                                                                    ==========
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($4,909,075 divided by 512,736 shares of beneficial
 interest)...............................................           $     9.57
                                                                    ==========
CLASS B
Net asset value and redemption price per share ($422,123
 divided by 44,094 shares of beneficial interest)........           $     9.57
                                                                    ==========
CLASS E
Net asset value and redemption price per share ($96
 divided by 10 shares of beneficial interest)............           $     9.57
                                                                    ==========
Identified cost of investments...........................           $5,282,679
                                                                    ==========

INVESTMENT INCOME
 Dividends................................................            $   4,141
 Interest.................................................                4,237
                                                                      ---------
                                                                          8,378
EXPENSES
 Management fees.......................................... $   6,740
 Service and distribution fees--Class B...................        65
 Custodian................................................    15,024
 Audit and tax services...................................     1,962
 Legal....................................................        10
 Printing.................................................       290
 Miscellaneous............................................        51
                                                           ---------
 Total expenses before reimbursement......................    24,142
 Expense reimbursement....................................   (16,077)     8,065
                                                           ---------  ---------
NET INVESTMENT INCOME.....................................                  313
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.........................................  (248,399)
 Foreign currency transactions--net.......................      (160)  (248,559)
                                                           ---------
Unrealized appreciation (depreciation) on:
 Investments--net.........................................               24,967
                                                                      ---------
Net gain (loss)...........................................             (223,592)
                                                                      ---------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....            $(223,279)
                                                                      =========

(a) For the period May 1, 2001 (commencement of operations) through June 30,
    2001


                See accompanying notes to financial statements.

                                    MSF-167

METROPOLITAN SERIES FUND, INC.
JANUS GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                               TWO MONTHS ENDED
                                                                   JUNE 30,
                                                                   2001(A)
                                                               ----------------
FROM OPERATIONS
 Net investment income........................................    $      313
 Net realized gain (loss).....................................      (248,559)
 Unrealized appreciation (depreciation).......................        24,967
                                                                  ----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS............      (223,279)
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS................................................     5,554,573
                                                                  ----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS......................     5,331,294
NET ASSETS
 Beginning of the period......................................             0
                                                                  ----------
 End of the period............................................    $5,331,294
                                                                  ==========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period............................................    $1,089,387
                                                                  ==========

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                                                           TWO MONTHS ENDED
                                                           JUNE 30, 2001(A)
                                                         ---------------------
                                                          SHARES        $
                                                         --------  -----------
CLASS A
 Sales..................................................  802,820  $ 7,973,024
 Reinvestments..........................................        0            0
 Redemptions............................................ (290,084)  (2,849,096)
                                                         --------  -----------
 Net increase (decrease)................................  512,736  $ 5,123,928
                                                         ========  ===========
CLASS B
 Sales..................................................   45,727  $   446,170
 Reinvestments..........................................        0            0
 Redemptions............................................   (1,633)     (15,625)
                                                         --------  -----------
 Net increase (decrease)................................   44,094  $   430,545
                                                         ========  ===========
CLASS E
 Sales..................................................       10  $       100
 Reinvestments..........................................        0            0
 Redemptions............................................        0            0
                                                         --------  -----------
 Net increase (decrease)................................       10  $       100
                                                         ========  ===========
 Increase (decrease) derived from capital share
  transactions..........................................  556,840  $ 5,554,573
                                                         ========  ===========

(a) For period May 1, 2001 through June 30, 2001

                See accompanying notes to financial statements.

                                    MSF-168

METROPOLITAN SERIES FUND, INC.
JANUS GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                              CLASS A     CLASS B      CLASS E
                                             ---------    --------    ---------
                                              MAY 1,       MAY 1,      MAY 1,
                                              2001(A)      2001(A)     2001(A)
                                              THROUGH     THROUGH      THROUGH
                                             JUNE 30,     JUNE 30,    JUNE 30,
                                               2001         2001        2001
                                             ---------    --------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $10.00       $10.00      $10.00
                                              ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.....................     0.00         0.00        0.00
 Net realized and unrealized gain (loss) on
  investments..............................    (0.43)       (0.43)      (0.43)
                                              ------       ------      ------
 Total from investment operations..........    (0.43)       (0.43)      (0.43)
                                              ------       ------      ------
NET ASSET VALUE, END OF PERIOD.............   $ 9.57       $ 9.57      $ 9.57
                                              ======       ======      ======
TOTAL RETURN (%)...........................     (4.3)(b)     (4.3)(b)    (4.3)(b)
Ratio of operating expenses to average net
 assets (%)................................     0.95 (c)     1.20 (c)    1.10 (c)
Ratio of net investment income to average
 net assets (%)............................     0.00 (c)     0.00 (c)    0.00 (c)
Portfolio turnover rate (%)................       87 (c)       87 (c)      87 (c)
Net assets, end of period (000)............   $4,909       $  422      $  0.1
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................     2.86 (c)     3.11 (c)    3.01 (c)

(a) Commencement of Operations
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-169

METROPOLITAN SERIES FUND, INC.
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--85.8% OF TOTAL NET ASSETS

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        AEROSPACE & DEFENSE--0.1%
   500  Aeroflex, Inc. (b).........................................   $    5,425
                                                                      ----------
        AIR TRAVEL--1.2%
   400  Alaska Air Group, Inc. (b).................................       11,560
 1,300  Atlantic Coast Airlines Holdings (b).......................       36,952
   700  Mesa Air Group, Inc. (b)...................................        9,307
   300  Skywest, Inc...............................................        8,672
                                                                      ----------
                                                                          66,491
                                                                      ----------
        APPAREL & TEXTILES--0.6%
   200  Jones Apparel Group, Inc. (b)..............................        8,640
 1,100  Tommy Hilfiger Corp. (ADR).................................       15,400
   700  Wolverine World Wide, Inc..................................       12,509
                                                                      ----------
                                                                          36,549
                                                                      ----------
        AUTO PARTS--0.7%
 1,400  Gentex Corp. (b)...........................................       39,025
                                                                      ----------
        BANK NOTES--0.5%
   900  Golden State Bancorp, Inc..................................       27,720
                                                                      ----------
        BANKS--3.3%
   500  City National Corp.........................................       22,145
   200  Commerce Bancorp, Inc. (b).................................       14,020
 1,900  National Commerce Financial Corp...........................       46,427
 1,400  Silicon Valley Bancshares (b)..............................       31,605
 1,200  TCF Financial Corp.........................................       55,572
   200  Wilmington Trust Corp......................................       12,530
                                                                      ----------
                                                                         182,299
                                                                      ----------
        BUSINESS SERVICES--2.5%
 1,100  Concord EFS, Inc. (b)......................................       57,206
   500  Corporate Executive Board Co. (b)..........................       19,000
   600  Devry, Inc. (b)............................................       21,672
   600  Probusiness Services, Inc. (b).............................       15,930
   200  The Bisys Group, Inc. (b)..................................       11,800
   400  Waste Connections, Inc. (b)................................       12,640
                                                                      ----------
                                                                         138,248
                                                                      ----------
        CHEMICALS--0.8%
   400  Cambrex Corp. (b)..........................................       20,232
   400  Chemfirst, Inc.............................................       10,480
   400  Valspar Corp...............................................       14,200
                                                                      ----------
                                                                          44,912
                                                                      ----------
        COMMUNICATION SERVICES--7.9%
   600  Airgate PCS, Inc. (b)......................................       22,740
 1,600  Alamosa Holdings, Inc. (b).................................       26,240
 1,200  Alaska Communications Systems, Inc. (b)....................       10,770

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        COMMUNICATION SERVICES--(CONTINUED)
   600  Centillium Communications, Inc. (b)........................   $   15,357
   300  Centurytel, Inc............................................        9,090
   400  Cox Radio, Inc.............................................       11,140
   800  Cumulus Media, Inc. (b)....................................        9,884
   200  Entercom Communications Corp. (b)..........................       10,722
 1,200  Entravision Common Corp....................................       14,760
   700  Gemstar-TV Guide International, Inc........................       29,838
 2,100  Hispanic Broadcasting Corp. (b)............................       60,249
 1,800  Insight Communications, Inc. (b)...........................       45,009
   400  Intermedia Communications, Inc. (b)........................        5,790
   400  Lamar Advertising Co.......................................       17,210
   400  Millicom International Cellular S.A. (ADR).................       10,040
   500  Radio One, Inc. (b)........................................       11,355
   400  Radio One, Inc. (Class D) (b)..............................        8,790
   400  Rural Celluar Corp. (b)....................................       17,552
 1,900  TeleCorp PCS, Inc..........................................       35,501
   600  US Unwired, Inc. (b).......................................        6,447
 1,700  Ubiquitel, Inc. (b)........................................       12,512
   800  Western Wireless Corp......................................       34,404
 1,100  XM Satellite Radio Holdings, Inc. (b)......................       17,985
                                                                      ----------
                                                                         443,385
                                                                      ----------
        COMMUNICATIONS--3.4%
   500  Atwood Oceanics, Inc. (b)..................................       17,550
   900  Core Laboratories NV (ADR).................................       16,875
 5,900  Grey Wolf, Inc. (b)........................................       23,600
   300  Hydril Co. (b).............................................        6,790
   800  Marine Drilling Co., Inc...................................       15,288
   700  Oil States International, Inc. (b).........................        6,454
   500  Pride International, Inc...................................        9,500
   600  Rowan Companies, Inc.......................................       13,260
 1,400  Superior Energy Services, Inc. (b).........................       11,060
 1,200  Trico Marine Services, Inc. (b)............................       12,762
 3,000  Varco International, Inc. (b)..............................       55,830
                                                                      ----------
                                                                         188,969
                                                                      ----------
        COMPUTERS & BUSINESS EQUIPMENT--11.8%
   800  Advanced Fibre Communications (b)..........................       16,508
   500  Alpha Industries, Inc. (b).................................       14,838
   400  Anaren Microwave, Inc. (b).................................        8,000
   300  Applied Micro Circuits Corp................................        5,160
   500  Cable Design Technologies Corp. (b)........................        8,080
   300  Catapult Communications Corp. (b)..........................        6,792
   700  Cirrus Logic, Inc. (b).....................................       16,125
   600  Credence Systems Corp. (b).................................       14,541
   800  DMC Stratex Networks, Inc. (b).............................        7,960
   900  Emcore Corp. (b)...........................................       27,607
 1,700  Flextronics International, Ltd. (b)........................       44,506
 1,700  Integrated Circuit Systems, Inc. (b).......................       32,053
   700  L-3 Communications Holdings, Inc. (b)......................       53,410

                See accompanying notes to financial statements.

                                    MSF-170

METROPOLITAN SERIES FUND, INC.
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
 1,700  Lam Research Corp. (b).....................................   $   50,855
   400  Lattice Semiconductor Corp. (b)............................        9,880
 1,200  Micrel, Inc. (b)...........................................       38,694
 1,200  Novellus Systems, Inc......................................       68,154
 1,700  PMC-Sierra, Inc............................................       52,972
   300  Photronics, Inc. (b).......................................        7,680
 1,200  Polycom, Inc. (b)..........................................       27,408
   600  Powerwave Technologies, Inc. (b)...........................        8,670
   300  QLogic Corp................................................       19,466
 1,900  Redback Networks, Inc......................................       16,929
   900  Semtech Corp. (b)..........................................       27,495
   300  Sierra Wireless, Inc. (ADR)................................        4,800
   400  Silicon Laboratories (b)...................................        8,706
   800  Sonicwall, Inc. (b)........................................       20,168
   800  Tekelec, Inc...............................................       21,500
   300  Varian Semiconductor Equipment, Inc. (b)...................       12,375
   400  Vitesse Semiconductor Corp.................................        8,368
                                                                      ----------
                                                                         659,700
                                                                      ----------
        DOMESTIC OIL--2.9%
   400  Barrett Resources Corp. (b)................................       23,600
   300  Cabot Oil & Gas Corp. (b)..................................        7,320
 1,000  Chesapeake Energy Corp. (b)................................        6,800
   200  Devon Energy Corp..........................................       10,500
   300  Forest Oil Corp. (b).......................................        8,400
   300  Louis Dreyfus Natural Gas Corp. (b)........................       10,455
   800  Newfield Exploration Co....................................       25,648
   400  Pure Resources, Inc. (b)...................................        7,200
   300  Spinnaker Exploration Co. (b)..............................       11,958
   300  Stone Energy Corp. (b).....................................       13,290
   700  Swift Energy Co. (b).......................................       21,091
   700  Tom Brown, Inc. (b)........................................       16,800
                                                                      ----------
                                                                         163,062
                                                                      ----------
        DRUGS & HEALTH CARE--7.6%
   600  Abgenix, Inc...............................................       26,760
   300  Alexion Pharmaceuticals, Inc. (b)..........................        7,200
   300  Alkermes, Inc..............................................       10,515
   400  Alpharma, Inc..............................................       10,900
   300  Aviron (b).................................................       16,989
   200  Barr Laboratories, Inc. (b)................................       14,082
 1,000  Beverly Enterprises, Inc. (b)..............................       10,700
   400  COR Therapeutics, Inc. (b).................................       12,142
   500  Caremark RX, Inc. (b)......................................        8,225
   300  Celgene Corp...............................................        8,670
   700  Coherent, Inc. (b).........................................       25,434
   400  Exelixis, Inc. (b).........................................        7,566
 1,800  Inhale Therapeutic Systems, Inc. (b).......................       41,400
   400  Laboratory Corp. America Holdings (b)......................       30,760
   400  Medicines Co. (b)..........................................        8,194

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        DRUGS & HEALTH CARE--(CONTINUED)
   100  OSI Pharmaceuticals, Inc...................................   $    5,421
 1,100  Packard Bioscience Co. (b).................................        9,125
   600  Parexel International Corp. (b)............................       11,760
 1,200  Pharmaceutical Product Development, Inc. (b)...............       37,506
   700  Renal Care Group, Inc. (b).................................       21,661
   400  St. Jude Medical, Inc. (b).................................       24,000
   700  Texas Biotechnology Corp. (b)..............................        5,803
   300  Titan Pharmaceuticals, Inc. (b)............................        9,003
   500  Varian Medical Systems, Inc. (b)...........................       35,750
   400  Ventana Medical Systems, Inc. (b)..........................       11,092
   600  Visible Genetics, Inc. (ADR)...............................       14,913
                                                                      ----------
                                                                         425,571
                                                                      ----------
        ELECTRIC UTILITIES--0.5%
   600  NRG Energy, Inc............................................       13,248
   600  Orion Power Holdings, Inc..................................       14,286
                                                                      ----------
                                                                          27,534
                                                                      ----------
        ELECTRICAL EQUIPMENT--1.2%
   700  Advanced Energy Industries, Inc. (b).......................       30,194
   500  Capstone Turbine Corp......................................       11,150
   500  Flir Systems, Inc. (b).....................................       12,613
   900  Power-One, Inc.............................................       14,913
                                                                      ----------
                                                                          68,870
                                                                      ----------
        ELECTRONICS--6.3%
   300  Active Power, Inc. (b).....................................        5,005
   400  Celestica, Inc. (ADR)......................................       20,600
   600  DDI Corp. (b)..............................................       12,300
 1,000  Intersil Holding Corp......................................       35,795
   800  Jabil Circuit, Inc. (b)....................................       24,688
 1,600  Mettler Toledo International, Inc. (b).....................       69,200
   400  Nanometrics, Inc. (b)......................................       10,600
   600  Perkinelmer, Inc...........................................       16,518
   200  Rudolph Technologies, Inc. (b).............................        9,215
   600  Sanmina Corp...............................................       14,178
 2,800  Tektronix, Inc.............................................       76,020
   600  Varian, Inc. (b)...........................................       19,380
   200  Veeco Industries, Inc. (b).................................        8,050
 1,100  Waters Corp. (b)...........................................       30,371
                                                                      ----------
                                                                         351,920
                                                                      ----------
        FINANCIAL SERVICES--3.6%
   300  Affiliated Managers Group, Inc. (b)........................       18,450
   800  Allied Capital Corp........................................       18,520
   200  Americredit Corp. (b)......................................       10,390
 1,600  Federated Investors, Inc. (Class B)........................       51,520
   200  Investment Technology Group, Inc. (b)......................       10,058
 1,000  Knight Trading Group, Inc..................................       10,675

                See accompanying notes to financial statements.

                                    MSF-171

METROPOLITAN SERIES FUND, INC.
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        FINANCIAL SERVICES--(CONTINUED)
   700  Labranche & Co., Inc. (b)..................................   $   20,300
   500  Metris Cos., Inc...........................................       16,855
   300  Tucker Anthony Sutro Corp..................................        6,600
   500  Waddell & Reed Financial, Inc..............................       15,875
   300  Washington Mutual, Inc. ...................................       25,425
                                                                      ----------
                                                                         204,668
                                                                      ----------
        FOOD & BEVERAGES--0.8%
   700  Adolph Coors Co. (Class B).................................       35,126
   300  Performance Food Group Co. (b).............................        8,265
                                                                      ----------
                                                                          43,391
                                                                      ----------
        GAS & PIPELINE UTILITIES--0.9%
 1,100  Aquila, Inc................................................       27,115
   500  Atmos Energy Corp. ........................................       12,230
   400  Northwestern Corp..........................................        8,960
                                                                      ----------
                                                                          48,305
                                                                      ----------
        INDUSTRIAL MACHINERY--0.7%
   600  Reliance Steel & Aluminum Co. .............................       15,150
   600  Roper Industries, Inc......................................       25,050
                                                                      ----------
                                                                          40,200
                                                                      ----------
        INSURANCE--2.1%
 3,000  Conseco, Inc...............................................       40,950
   300  HCC Insurance Holdings, Inc. ..............................        7,350
   200  Protective Life Corp.......................................        6,874
   800  Radian Group, Inc..........................................       32,360
   800  Reinsurance Group America, Inc.............................       30,320
                                                                      ----------
                                                                         117,854
                                                                      ----------
        INTERNET--0.1%
 1,000  Brio Technology, Inc. (b)..................................        6,475
                                                                      ----------
        MINING--0.1%
   400  Gibraltor Steel Corp.......................................        7,840
                                                                      ----------
        RAILROADS & EQUIPMENT--0.6%
 1,200  CH Robinson Worldwide......................................       33,462
                                                                      ----------
        REAL ESTATE--2.2%
   300  Alexandria Real Estate Equities............................       11,940
   700  Catellus Development Corp. (b).............................       12,215
   700  General Growth Properties, Inc.............................       27,552
   600  Meristar Hospitality Corp..................................       14,250
   600  Reckson Associates Realty Corp. ...........................       13,800
   400  SL Green Realty Corp.......................................       12,124
 1,600  Security Capital Group, Inc. (b)...........................       34,240
                                                                      ----------
                                                                         126,121
                                                                      ----------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        REAL ESTATE INVESTMENT TRUST--1.4%
   400  Arden Realty, Inc..........................................   $   10,680
   300  Brandywine Realty Trust (b)................................        6,735
   400  Camden Property Trust......................................       14,680
   600  Duke Weeks Realty Corp.....................................       14,910
   400  Glenborough Realty Trust, Inc..............................        7,720
   700  Innkeepers USA Trust.......................................        8,386
   300  Liberty Property Trust.....................................        8,880
   900  Pinnacle Holdings, Inc. (b)................................        5,432
                                                                      ----------
                                                                          77,423
                                                                      ----------
        RETAIL--2.9%
 1,000  Brinker International, Inc. (b)............................       25,850
 1,100  Dollar Tree Stores, Inc. (b)...............................       30,492
 1,600  Family Dollar Stores, Inc. (b).............................       41,008
   900  Jack In The Box, Inc. (b)..................................       23,490
 2,500  Kmart Corp. (b)............................................       28,675
   400  The Men's Wearhouse, Inc. (b)..............................       11,040
                                                                      ----------
                                                                         160,555
                                                                      ----------
        SEMICONDUCTORS--0.3%
   800  TriQuint Semiconductor, Inc. (b)...........................       17,804
                                                                      ----------
        SOFTWARE--17.1%
 1,300  Actuate Corp. (b)..........................................       12,422
 1,600  Affiliated Computer Services, Inc. (b).....................      115,056
   900  Art Technology Group, Inc. (b).............................        5,310
   700  Avocent Corp. (b)..........................................       15,838
 2,900  BEA Systems, Inc. (b)......................................       89,044
 1,000  CNET Networks, Inc.........................................       12,950
   900  Check Point Software Technologies, Ltd. (ADR)..............       45,621
   700  Covansys Corp. (b).........................................        7,910
   700  Documentum, Inc. (b).......................................        9,604
 1,600  Doubleclick, Inc...........................................       22,176
   500  GoTo.com, Inc. (b).........................................        9,738
   700  HNC Software, Inc. (b).....................................       14,305
   600  Hotjobs.com, Ltd. (b)......................................        6,564
   700  Informatica Corp. .........................................       11,484
   200  Internet Security Systems, Inc. ...........................        9,871
 1,300  Interwoven, Inc. (b).......................................       21,976
   700  Intuit, Inc. (b)...........................................       27,996
   800  Liberate Technologies (b)..................................        8,736
   400  Matrixone, Inc. (b)........................................        9,046
   400  Mercury Interactive Corp. (b)..............................       23,876
 1,300  Micromuse, Inc. (b)........................................       35,581
   700  NETIQ Corp. (b)............................................       22,197
   500  National Instruments Corp. (b).............................       16,215
   600  Nuance Communications, Inc. (b)............................       10,926
   400  Openwave Systems, Inc. ....................................       13,998
   300  Precise Software Solutions, Ltd. ..........................        9,210
   600  Quest Software, Inc. ......................................       22,590

                See accompanying notes to financial statements.

                                    MSF-172

METROPOLITAN SERIES FUND, INC.
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        SOFTWARE--(CONTINUED)
 1,600  RSA Security, Inc..........................................   $   49,640
 1,200  Retek, Inc. (b)............................................       57,522
 1,900  Sapient Corp. (b)..........................................       18,591
   500  Serena Software, Inc. (b)..................................       18,002
   800  Synopsys, Inc. ............................................       39,116
   700  Ticketmaster (Class B).....................................       10,283
 1,000  Veritas Software Corp. (b).................................       66,490
   800  Verity, Inc. (b)...........................................       15,868
   800  Vignette Corp..............................................        7,188
   300  Webmethods, Inc. (b).......................................        6,356
 1,800  Wind River Systems, Inc. (b)...............................       30,663
 1,500  i2 Technologies, Inc. (b)..................................       29,692
                                                                      ----------
                                                                         959,651
                                                                      ----------
        TRUCKING & FREIGHT FORWARDING--1.7%
 1,600  Expeditors International Washington, Inc...................       95,998
                                                                      ----------
        Total Common Stocks
         (Identified Cost $4,985,445)..............................    4,809,427
                                                                      ----------

Short Term Investment--13.8%

   FACE                                                                 VALUE
  AMOUNT                                                              (NOTE 1A)
          DISCOUNT NOTES--13.8%
 $770,000 Federal Home Loan Bank 3.940%,
           07/02/01................................................   $  769,916
                                                                      ----------
          Total Short Term Investment
           (Identified Cost $769,916)..............................      769,916
                                                                      ----------
          Total Investments--99.6%
           (Identified Cost $5,755,361) (a)........................    5,579,343
          Other assets less liabilities............................       23,494
                                                                      ----------
          TOTAL NET ASSETS--100%...................................   $5,602,837
                                                                      ==========

(a)  Federal Tax Information:
  At June 30, 2001 the net unrealized depreciation on investments based on cost of $5,755,361 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 281,203
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (457,221)
                                                                   ---------
   Net unrealized depreciation.................................... $(176,018)
                                                                   =========

(b)  Non-Income producing security.

Key to Abbreviations:
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-173

METROPOLITAN SERIES FUND, INC.
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2001 (UNAUDITED)                TWO MONTHS ENDED JUNE 30, 2001
                                         (UNAUDITED) (A)

ASSETS
 Investments at value.....................................          $5,579,343
 Cash.....................................................              25,836
 Receivable for:
 Securities sold..........................................               8,014
 Fund shares sold.........................................              34,714
 Dividends and interest...................................               1,606
 Due from Investment Adviser..............................              11,602
                                                                    ----------
  Total Assets............................................           5,661,115
LIABILITIES
 Payable for:
 Securities purchased.....................................  $46,639
 Accrued expenses.........................................   11,639
                                                            -------
  Total Liabilities.......................................              58,278
                                                                    ----------
NET ASSETS................................................          $5,602,837
                                                                    ==========
 Net assets consist of:
 Capital paid in..........................................          $5,801,387
 Undistributed net investment income......................               4,766
 Accumulated net realized gains (losses)..................             (27,298)
 Unrealized appreciation (depreciation) on investments....            (176,018)
                                                                    ----------
NET ASSETS................................................          $5,602,837
                                                                    ==========
Computation of offering price:
CLASS A
Net asset value and redemption price per share ($4,798,674
 divided by 498,055 shares of beneficial interest)........          $     9.63
                                                                    ==========
CLASS B
Net asset value and redemption price per share ($804,067
 divided by 83,425 shares of beneficial interest).........          $     9.63
                                                                    ==========
CLASS E
Net asset value and redemption price per share ($96
 divided by 10 shares of beneficial interest).............          $     9.63
                                                                    ==========
Identified cost of investments............................          $5,755,361
                                                                    ==========

INVESTMENT INCOME
 Dividends.................................................           $   3,265
 Interest..................................................              10,652
                                                                      ---------
                                                                         13,917
EXPENSES
 Management fees........................................... $  7,719
 Service and distribution fees--Class B....................      144
 Custodian.................................................   18,296
 Audit and tax services....................................    1,962
 Legal.....................................................       10
 Printing..................................................      290
 Miscellaneous.............................................       51
                                                            --------
 Total expenses before reimbursements......................   28,472
 Expense reimbursements....................................  (19,321)     9,151
                                                            --------  ---------
NET INVESTMENT INCOME......................................               4,766
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..........................................             (27,298)
Unrealized appreciation (depreciation) on:
 Investments--net..........................................            (176,018)
                                                                      ---------
Net gain (loss)............................................            (203,316)
                                                                      ---------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......           $(198,550)
                                                                      =========

(a) For the period May 1, 2001 (commencement of operations) through June 30,
    2001

                See accompanying notes to financial statements.

                                    MSF-174

METROPOLITAN SERIES FUND, INC.
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                               TWO MONTHS ENDED
                                                                   JUNE 30,
                                                                   2001(A)
                                                               ----------------
FROM OPERATIONS
 Net investment income........................................    $    4,766
 Net realized gain (loss).....................................       (27,298)
 Unrealized appreciation (depreciation).......................      (176,018)
                                                                  ----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS............      (198,550)
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS................................................     5,801,387
                                                                  ----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS......................     5,602,837
NET ASSETS
 Beginning of the period......................................             0
                                                                  ----------
 End of the period............................................    $5,602,837
                                                                  ==========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period............................................    $    4,766
                                                                  ==========

OTHER INFORMATION:

CAPITAL SHARES

Transactions in capital shares were as follows:

                                                           TWO MONTHS ENDED
                                                           JUNE 30, 2001(A)
                                                         ---------------------
                                                          SHARES        $
                                                         --------  -----------
CLASS A
 Sales..................................................  688,410  $ 6,843,428
 Reinvestments..........................................        0            0
 Redemptions............................................ (190,355)  (1,863,952)
                                                         --------  -----------
 Net increase (decrease)................................  498,055  $ 4,979,476
                                                         ========  ===========
CLASS B
 Sales..................................................   90,370  $   890,276
 Reinvestments..........................................        0            0
 Redemptions............................................   (6,945)     (68,465)
                                                         --------  -----------
 Net increase (decrease)................................   83,425  $   821,811
                                                         ========  ===========
CLASS E
 Sales..................................................       10  $       100
 Reinvestments..........................................        0            0
 Redemptions............................................        0            0
                                                         --------  -----------
 Net increase (decrease)................................       10  $       100
                                                         ========  ===========
 Increase (decrease) derived from capital share
  transactions..........................................  581,490  $ 5,801,387
                                                         ========  ===========

(a) For the period May 1, 2001 through June 30, 2001.

                See accompanying notes to financial statements.

                                    MSF-175

METROPOLITAN SERIES FUND, INC.
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                             CLASS A      CLASS B      CLASS E
                                             --------    ---------    ---------
                                              MAY 1,      MAY 1,       MAY 1,
                                             2001(A)      2001(A)      2001(A)
                                             THROUGH      THROUGH      THROUGH
                                             JUNE 30,    JUNE 30,     JUNE 30,
                                               2001        2001         2001
                                             --------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $10.00      $10.00       $10.00
                                              ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.....................     0.01        0.00         0.00
 Net realized and unrealized gain (loss) on
  investments..............................    (0.38)      (0.37)       (0.37)
                                              ------      ------       ------
 Total from investment operations..........    (0.37)      (0.37)       (0.37)
                                              ------      ------       ------
NET ASSET VALUE, END OF PERIOD.............   $ 9.63      $ 9.63       $ 9.63
                                              ======      ======       ======
TOTAL RETURN (%)...........................     (3.6)(b)    (3.6)(b)     (3.6)(b)
Ratio of operating expenses to average net
 assets (%)................................     1.05 (c)    1.30 (c)     1.20 (c)
Ratio of net investment income to average
 net assets (%)............................     0.58 (c)    0.00 (c)     0.00 (c)
Portfolio turnover rate (%)................        6 (c)       6 (c)        6 (c)
Net assets, end of period (000)............   $4,799      $  804       $  0.1
The Ratios of operating expenses to average
 net assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................     3.30 (c)    3.55 (c)     3.45 (c)

(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-176

METROPOLITAN SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2001 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES:

  The Metropolitan Series Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified open end investment company. The Fund is a "series" type of mutual fund, which issues separate classes (or series) of stock. Each class or series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, Security First Group Life Insurance Company and other affiliated insurance companies ("Insurance Companies"), as an investment vehicle for variable life insurance or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. INVESTMENT SECURITY VALUATION:

  Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity and the Neuberger Berman Partners Mid Cap Value Portfolios which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day (except for the Neuberger Berman Partners Mid Cap Value Portfolio, which would be valued at the mean between closing bid and asked price). Where market quotations are not readily available for such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days. As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the State Street Research Money Market Portfolio employs the amortized cost method of security valuation which approximates fair market value.

                                    MSF-177

METROPOLITAN SERIES FUND, INC.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

B. INVESTMENT SECURITY TRANSACTIONS:

  Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified; interest income is accrued as earned. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

C. FEDERAL INCOME TAXES:

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As of June 30, 2001, the following portfolios had capital loss carryovers.

                                                                 EXPIRING
                                                          ----------------------
   PORTFOLIO                                     TOTAL     12/31/08    12/31/07
   ---------                                  ----------- ----------- ----------
   State Street Research Income.............. $19,696,362 $11,872,641 $7,823,721
   Loomis Sayles High Yield Bond.............   1,407,199     --       1,407,199
   Harris Oakmark Large Cap Value............   3,319,650   3,319,650     --
   Lehman Brothers Aggregate Bond Index......   1,783,984   1,343,164    440,820
   Putnam Large Cap Growth...................   1,237,977   1,237,977     --

D. FOREIGN CURRENCY TRANSLATION:

  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

  Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.


                                    MSF-178

METROPOLITAN SERIES FUND, INC.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

  A forward foreign currency exchange contract is an agreement between two parties to buy or sell a specific currency for a set price on a future date. The Fund may enter into forward foreign currency exchange contracts to hedge security transactions on holdings denominated in a foreign currency. Should foreign currency exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the forward foreign currency exchange contracts and may realize a loss. The use of forward foreign currency exchange contracts involves the risk of imperfect correlation in movements in the price of the underlying hedged assets and foreign currency exchange rates. During the period that a contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking to market" on a daily basis. A realized gain or loss will be recognized when a contract is completed or canceled.

F. REPURCHASE AGREEMENTS:

  The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults, and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

G. ESTIMATES AND ASSUMPTIONS:

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. EXPENSE REDUCTIONS:

  Certain portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

I. "WHEN-ISSUED" SECURITIES:

  Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

J. CHANGE IN ACCOUNTING POLICY:

  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for its year beginning January 1, 2001. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change has no impact on the total net assets of the affected Portfolios, but as shown below, results in a decrease to the cost of securities and corresponding increase in net unrealized appreciation based on securities held as of December 31, 2000.

                                    MSF-179

METROPOLITAN SERIES FUND, INC.

                                                                        NET
                                                                     UNREALIZED
   PORTFOLIO                                              COST      APPRECIATION
   ---------                                           -----------  ------------
   State Street Research Income....................... $  (136,777)  $  136,777
   State Street Research Diversified..................    (408,324)     408,324
   Loomis Sayles High Yield Bond......................  (1,147,831)   1,147,831
   Lehman Brothers Aggregate Bond Index...............    (523,630)     523,630

2. PURCHASES AND SALES:

  For the six months ended June 30, 2001, purchases and sales of securities (excluding short-term investments) for each of the Portfolios were as follows:

                                      PURCHASES                     SALES
                             --------------------------- ---------------------------
                                 U.S.                        U.S.
   PORTFOLIO                  GOVERNMENT      OTHER       GOVERNMENT      OTHER
   ---------                 ------------ -------------- ------------ --------------
   State Street Research
    Investment Trust.......     --        $1,622,890,793        --    $1,605,762,771
   State Street Research
    Income.................  $223,186,414    217,922,062 $266,818,966    587,130,081
   State Street Research
    Diversified............   441,513,787  1,003,082,278  635,024,671  1,828,948,190
   State Street Research
    Aggressive Growth......         --       992,758,589        --     1,007,626,683
   MetLife Stock Index.....         --       330,180,255        --        99,907,593
   Putnam International
    Stock..................         --       171,461,277                 169,937,113
   Loomis Sayles High Yield
    Bond...................     1,498,698     17,587,054      695,686     12,077,786
   Janus Mid Cap...........         --       738,249,869        --       758,018,327
   T. Rowe Price Small Cap
    Growth.................         --        56,033,640        --        61,761,425
   Scudder Global Equity...         --        46,672,481        --       209,045,347
   Harris Oakmark Large Cap
    Value..................         --        90,002,688        --         7,482,604
   Neuberger Berman
    Partners Mid Cap Value.         --       208,447,988        --       165,238,624
   T. Rowe Price Large Cap
    Growth.................         --        65,433,964        --        58,213,209
   Lehman Brothers
    Aggregate Bond Index...    64,207,063             --    4,612,895          --
   Morgan Stanley EAFE
    Index..................         --        23,323,359        --         1,285,624
   Russell 2000 Index......         --        74,132,742        --        55,634,318
   Putnam Large Cap Growth.         --        37,291,650        --        14,967,200
   State Street Research
    Aurora Small Cap Value.         --        95,104,589        --         4,930,893
   MetLife Mid Cap Stock
    Index..................         --        42,432,279        --        16,529,365
   Janus Growth............         --         6,872,194        --         2,064,860
   Franklin Templeton Small
    Cap Growth.............         --         5,151,965        --           139,252


                                    MSF-180

METROPOLITAN SERIES FUND, INC.

3. EXPENSES:

A. INVESTMENT MANAGEMENT AGREEMENTS: Prior to May 1, 2001, Metropolitan Life was the investment adviser to the Portfolios. Effective May 1, 2001, MetLife Advisers, LLC. (MetLife Advisers) became the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the annual rate of:

                              MANAGEMENT FEES EARNED    ANNUAL
                               BY METLIFE ADVISERS    PERCENTAGE               BASED ON
                             FOR THE SIX MONTHS ENDED RATES PAID SERIES AVERAGE DAILY NET ASSET VALUE
   PORTFOLIO                      JUNE 30, 2001       TO ADVISER                LEVELS
   ---------                 ------------------------ ---------- ------------------------------------
   State Street Research
    Investment Trust.......         $6,959,351          0.550%   Of the first $500 million
                                                        0.500%   Of the next $500 million
                                                        0.450%   On amounts in excess of $1 billion
   State Street Research
    Income.................            798,053          0.350%   Of the first $250 million
                                                        0.300%   Of the next $250 million
                                                        0.250%   On amounts in excess of $500 million
   State Street Research
    Money Market...........             56,514          0.250%   Of all assets
   State Street Research
    Diversified............          5,556,824          0.500%   Of the first $500 million
                                                        0.450%   Of the next $500 million
                                                        0.400%   On amounts in excess of $1 billion
   State Street Research
    Aggressive Growth......          4,541,898          0.750%   Of the first $500 million
                                                        0.700%   Of the next $500 million
                                                        0.650%   On amounts in excess of $1 billion
   MetLife Stock Index.....          4,788,995          0.250%   Of all assets
   Putnam International
    Stock..................          1,786,569          0.900%   Of the first $500 million
                                                        0.850%   Of the next $500 million
                                                        0.800%   On amounts in excess of $1 billion
   Loomis Sayles High Yield
    Bond...................            265,471          0.700%   Of all assets
   Janus Mid Cap...........          4,882,797          0.750%   Of the first $100 million
                                                        0.700%   Of the next $400 million
                                                        0.650%   On amounts in excess of $500 million
   T. Rowe Price Small Cap
    Growth.................            797,787          0.550%   Of the first $100 million
                                                        0.500%   Of the next $300 million
                                                        0.450%   On amounts in excess of $400 million
   Scudder Global Equity...            608,129          0.900%   Of the first $50 million
                                                        0.550%   Of the next $50 million
                                                        0.500%   Of the next $400 million
                                                        0.475%   On amounts in excess of $500 million
   Harris Oakmark Large Cap
    Value..................            388,612          0.750%   Of the first $250 million
                                                        0.700%   On amounts in excess of $250 million
   Neuberger Berman
    Partners Mid Cap Value.            532,271          0.700%   Of the first $100 million
                                                        0.675%   Of the next $250 million
                                                        0.650%   Of the next $500 million
                                                        0.625%   Of the next $750 million
                                                        0.600%   On amounts in excess of $1.6 billion
   T. Rowe Price Large Cap
    Growth.................            539,367          0.700%   Of the first $50 million
                                                        0.600%   On amounts in excess of $50 million
   Lehman Brothers
    Aggregate Bond Index...            220,304          0.250%   Of all assets
   Morgan Stanley EAFE
    Index..................            150,472          0.300%   Of all assets
   Russell 2000 Index......            162,228          0.250%   Of all assets
   Putnam Large Cap Growth.            172,913          0.800%   Of the first $500 million
                                                        0.750%   Of the next $500 million
                                                        0.700%   On amounts in excess of $1 billion
   State Street Research
    Aurora Small Cap Value.            557,908          0.850%   Of the first $500 million
                                                        0.800%   Of the next $500 million
                                                        0.750%   On amounts in excess of $1 billion
   MetLife Mid Cap Stock
    Index..................             90,681          0.250%   Of all assets
   Janus Growth (a)........              6,740          0.800%   Of the first $500 million
                                                        0.750%   Of the next $500 million
                                                        0.700%   On amounts in excess of $1 billion
   Franklin Templeton Small
    Cap Growth (a).........              7,719          0.900%   Of the first $500 million
                                                        0.850%   On amounts in excess of $500 million

(a) For the period May 1, 2001 through June 30, 2001.

                                    MSF-181

METROPOLITAN SERIES FUND, INC.

  The Fund and MetLife Advisers have entered into various sub-investment management agreements. State Street Research & Management Company, a subsidiary of Metropolitan Life, is compensated to provide sub-investment management services for the State Street Research Investment Trust, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, and State Street Research Aurora Small Cap Value Portfolios.

                                            FEES EARNED BY STATE STREET RESEARCH
                                                    & MANAGEMENT COMPANY
                                                  FOR THE SIX MONTHS ENDED
   PORTFOLIO                                           JUNE 30, 2001
   ---------                                ------------------------------------
   State Street Research Investment Trust.               $4,626,405
   State Street Research Income...........                  563,876
   State Street Research Money Market.....                   56,514
   State Street Research Diversified......                3,549,813
   State Street Research Aggressive
    Growth................................                2,985,966
   State Street Research Aurora Small Cap
    Value.................................                  351,538

  Metropolitan Life is the sub-investment adviser for the MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index, and the MetLife Mid Cap Stock Index Portfolios. MetLife Advisers pays Metropolitan Life a sub-investment management fee for each Index Portfolio equal to the costs incurred by Metropolitan Life in providing sub-investment management services to the Portfolio.

  Putnam Investment Management, LLC. is compensated to provide sub-investment management services for the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio. Loomis, Sayles & Company, L.P. is compensated to provide sub-investment management services for the Loomis Sayles High Yield Bond Portfolio. Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Mid Cap Portfolio and Janus Growth Portfolio. T. Rowe Price Associates, Inc. is compensated to provide sub-investment management services for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios. Scudder Zurich Investments, Inc. is compensated to provide sub-investment management services for the Scudder Global Equity Portfolio. Harris Associates, L.P., is compensated to provide sub-investment management services for the Harris Oakmark Large Cap Value Portfolio. Neuberger Berman Management, Inc. is compensated to provide sub-investment management services for the Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide sub-investment management services for the Franklin Templeton Small Cap Growth Portfolio.

B. SERVICE AND DISTRIBUTION FEES:

  The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E Shares. Under the Distribution Plan, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting, selling, and servicing the Class B and Class E shares of the Portfolio. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Portfolio for the six months ended June 30, 2001 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

C. VOLUNTARY SUBSIDIZATION OF PORTFOLIOS:

  MetLife Advisers has voluntarily agreed to subsidize all expenses, excluding those listed below, in excess of 0.20% of the net assets of Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Russell 2000 Index, Metlife Mid Cap Stock Index, State Street Research Aurora Small Cap Value, and Putnam Large Cap Growth Portfolios. Subsidization of expenses will continue until either each Portfolio's total net assets are at

                                    MSF-182

METROPOLITAN SERIES FUND, INC.

  least $100 million, or after two years from inception, whichever is earlier. Subsidization ceased for Harris Oakmark Large Cap Value and Neuberger Berman Partners Mid Cap Value on November 9, 2000, two years from their inception; December 3, 1999 for Russell 2000 Index, and April 25, 2000 for the T. Rowe Price Large Cap Growth Portfolios when those Portfolios exceeded the $100 million threshold. MetLife Advisers agreed to resume the subsidization of Russell 2000, effective February 22, 2000. All expenses, excluding those listed below, in excess of .30% of the net assets will be subsidized until the Russell 2000 Index Portfolio total net assets are at least $200 million, or April 30, 2002, whichever is earlier.

  For the Morgan Stanley EAFE Index Portfolio, subsidization was capped at 0.25% until November 9, 2000. Metropolitan Life agreed to extend a new expense cap for Morgan Stanley EAFE Index effective November 9, 2000. All expenses, excluding those listed below, in excess of 0.40% will be subsidized until the Portfolio's total net assets are at least $200 million or April 30, 2002, whichever is earlier.

  Expenses excluded from subsidization are: investment management fees payable to MetLife Advisers, Rule 12b-1 distribution fees, brokerage commissions on portfolio transactions (including any other direct costs related to the acquisition, disposition, lending or borrowing of portfolio investments), taxes payable by the Fund, interest and other costs related to borrowings by the Fund, and any extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto). Amounts reimbursed by MetLife Advisers for the six months ended June 30, 2001 are shown as Expense Reimbursements in the Statement of Operations of the respective Portfolios.

  MetLife Advisers has voluntarily agreed to waive fees or pay through April 30, 2002, all expenses (other than brokerage commission, taxes interest and any extaordinary or nonrecurring expenses) allocable to each Class that exceed the following annual percentages:

                                                                      PERCENTAGE
                                                                        OF NET
   PORTFOLIO/CLASS                                                      ASSETS
   ---------------                                                    ----------
    Janus Growth Portfolio
    Class A.........................................................     0.95
    Class E.........................................................     1.10
    Class B.........................................................     1.20
    Franklin Templeton Small CapGrowth Portfolio
    Class A.........................................................     1.05
    Class E.........................................................     1.20
    Class B.........................................................     1.30

  Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the applicable Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The applicable Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred.

4.DIVIDENDS AND DISTRIBUTIONS:

  The Fund distributes, at least annually, substantially all net investment income and capital gains, if any, of each Portfolio, which will then be reinvested in additional full and fractional shares of the Portfolio. All net realized long-term or short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of the Portfolio(s) to which such gains are attributable.

                                    MSF-183

METROPOLITAN SERIES FUND, INC.

5.SECURITIES LENDING:

  The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Co. (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Fund's behalf. In exchange, the Fund receives collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is used to defray the costs of securities lending. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at June 30, 2001 are footnoted at the end of each applicable Portfolio's schedule of investments.

6.FUTURES CONTRACTS:

  The Fund may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return.

  Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

7.SUBSTITUTION:

  On April 27, 2001, the New England Zenith Westpeak Stock Index Series (the "Substituted Portfolio") transferred all of its net assets to the MetLife Stock Index Portfolio (the "Replacement Portfolio") in accordance with an order issued by the Securities and Exchange Commission, pursuant to Section 26(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), approving the substitution of shares of the Replacement Portfolio for shares of the Substituted Portfolio. The substitution was accomplished by exchanging 8,014,575 shares of the Replacement Portfolio's shares valued at $265,683,177 for 1,382,291 shares outstanding of the Substituted Portfolio on April 27, 2001. The aggregate net assets of the Replacement Portfolio and the Substituted Portfolio immediately before the substitution were $3,751,196,530 and $265,683,177, respectively.

8.PAYMENTS BY AFFILIATES:

  On January 17, 2001, State Street Research purchased commercial paper from the State Street Research Money Market Portfolio for $200,000 in excess of that security's value. The Portfolio recorded a realized loss of $200,000 on the transaction and a payment of an equal amount from State Street Research. State Street Research received no shares of the portfolio or other consideration in exchange for such contribution.

                                    MSF-184

METROPOLITAN SERIES FUND, INC.

SHAREHOLDER MEETING (UNAUDITED)

At a special meeting of Shareholders, held on April 27, 2001 such Shareholders voted for the following proposals:

                                     FOR      AGAINST    ABSTAIN      TOTAL
                                 ----------- ---------- ---------- -----------
1. That with respect to all
   Portfolios the following
   Directors are hereby
   elected:


 Steve A. Garban                 666,697,331 18,613,651     --     685,310,982
 David A. Levene                 666,693,910 18,617,072     --     685,310,982
 Michael S. Scott Morton         666,695,356 18,615,626     --     685,310,982
 Toby Rosenblatt                 666,614,815 18,696,167     --     685,310,982
 Dean O. Morton                  666,260,695 19,050,287     --     685,310,982
 Arthur Typermass                666,994,845 18,316,137     --     685,310,982
 Linda B. Strumpf                666,976,581 18,334,401     --     685,310,982
 H. Jesse Arnelle                666,415,872 18,895,110     --     685,310,982

2. That with respect to the
   Putnam Large Cap, Putnam
   International Stock, State
   Street Research Aurora Small
   Cap Value, Janus Mid Cap,
   Lehman Brothers Aggregate
   Bond Index, MetLife Stock
   Index, MetLife Mid Cap Stock
   Index, Morgan Stanley EAFE
   Index, and Russell 2000
   Index Portfolios a new
   Investment Management
   Agreement with New England
   Investment Management, LLC
   is hereby approved            631,381,271 17,582,755 36,346,956 685,310,982

3. That with respect to the
   Lehman Brothers Aggregate
   Bond Index, MetLife Stock
   Index, MetLife Mid Cap Stock
   Index, Morgan Stanley EAFE
   Index, and Russell 2000
   Index Portfolios a new a
   Sub-Investment Management
   Agreement with Metropolitan
   Life Insurance Company is
   hereby approved               632,132,343 16,259,712 36,918,927 685,310,982

4. That with respect to all
   Portfolios the proposal of a
   grant of authority to New
   England Investment
   Management, LLC to enter
   into new sub-investment
   management agreements
   without additional
   shareholder approval under
   certain conditions is hereby
   approved                      592,534,535 49,421,567 43,354,880 685,310,982

5. To ratify the selection of
   Deloitte & Touche LLP as
   independent auditors for the
   Fund for the year 2001.       644,769,029  8,093,672 32,448,281 685,310,982

                                    MSF-185

METROPOLITAN SERIES FUND, INC.

DIRECTORS AND OFFICERS

AS OF AUGUST 1, 2001

DIRECTORS:                         OFFICERS:
---------------------------------  --------------------------------------------
DAVID A. LEVENE--CHAIRMAN OF THE   DAVID A. LEVENE--CHIEF EXECUTIVE OFFICER
BOARD AND DIRECTOR
STEVE A. GARBAN--DIRECTOR          CHRISTOPHER P. NICHOLAS--PRESIDENT
DEAN O. MORTON--DIRECTOR           BARBARA A. HUME--VICE-PRESIDENT
MICHAEL S. SCOTT MORTON--DIRECTOR  DAPHNE THOMAS-JONES--VICE-PRESIDENT
LINDA STRUMPF--DIRECTOR            HUGH MCHAFFIE--VICE-PRESIDENT
ARTHUR G. TYPERMASS--DIRECTOR      LAWRENCE A. VRANKA--VICE-PRESIDENT
TOBY ROSENBLATT--DIRECTOR          PETER H. DUFFY--CONTROLLER
H. JESSE ARNELLE--DIRECTOR         JANET M. MORGAN--TREASURER
                                   DANNE BULLOCK-JOHNSON--SECRETARY
                                   PATRICIA S. WORTHINGTON--ASSISTANT SECRETARY
                                   TERRENCE T. SANTRY--ASSISTANT CONTROLLER
                                   ALLISON M. TROIANI--ASSISTANT CONTROLLER


                                    MSF-186